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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.53 7.44%	9.82 16.21%	15.08 16.39%	15.68 16.90%	2.18 2.18%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.66 7.58%	10.01 16.41%	15.16 16.47%	15.77 17.02%	2.03 2.03%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.08 7.08%	14.30 15.30%	15.56 15.56%	16.07 16.07%	2.93 2.93%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		7.70%	16.74%	16.77%	17.28%	1.78%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	9.61%	20.90%	19.52%	17.01%
Russell 1000® Index[6]	8.25	20.81	19.52	18.60
Average Lipper Multi-Cap Core Fund[7]	6.90	20.10	17.86	18.68

5.	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,074.40	$7.66	$1,017.40	$7.45

Class A Shares	$1,000.00	$1,075.80	$6.64	$1,018.40	$6.46

Class C Shares	$1,000.00	$1,070.80	$11.50	$1,013.70	$11.18

Class I Shares	$1,000.00	$1,077.00	$5.36	$1,019.60	$5.21

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.49% for Investor Class, 1.29% for Class A, 2.24% for Class C and 1.04% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Multi-Utilities	8.6%
Oil, Gas & Consumable Fuels	8.4
Aerospace & Defense	6.8
Tobacco	5.9
Electric Utilities	5.2
Pharmaceuticals	4.8
Commercial Services & Supplies	4.1
Chemicals	3.6
Diversified Telecommunication Services	3.6
Semiconductors & Semiconductor Equipment	3.3
Beverages	3.2
Household Products	3.0
Food Products	2.9
Electrical Equipment	2.7
IT Services	2.4
Technology Hardware, Storage & Peripherals	2.3
Insurance	2.2
Banks	2.1
Software	2.0
Food & Staples Retailing	1.9
Media	1.9

Real Estate Investment Trusts	1.8%
Capital Markets	1.6
Industrial Conglomerates	1.4
Leisure Products	1.3
Diversified Financial Services	1.2
Distributors	1.0
Health Care Equipment & Supplies	1.0
Energy Equipment & Services	0.9
Specialty Retail	0.9
Containers & Packaging	0.8
Hotels, Restaurants & Leisure	0.8
Metals & Mining	0.8
Health Care Providers & Services	0.7
Machinery	0.6
Air Freight & Logistics	0.5
Gas Utilities	0.5
Short-Term Investment	3.3
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Altria Group, Inc.

2.	Kimberly-Clark Corp.

3.	Johnson & Johnson

4.	AbbVie, Inc.

5.	Lockheed Martin Corp.
6.	Philip Morris International, Inc.

7.	ConocoPhillips

8.	Raytheon Co.

9.	Wisconsin Energy Corp.

10.	Reynolds American, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmark and peers for the six months ended April 30, 2014?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 7.44% for Investor Class shares, 7.58% for Class A shares and 7.08% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 7.70%. For the six months ended April 30, 2014, all share classes underperformed the 9.61% return of the Russell 1000® Value Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 6.90% return of the average Lipper2 multi-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided strong positive absolute returns but trailed the Russell 1000® Value Index for the six months ended April 30, 2014. Stock selection was the most significant detractor from relative performance, most notably in the financials and information technology sectors. Losses were somewhat offset, however, by stock selection in the industrials and materials sectors, which contributed positively to relative performance. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

In the materials and industrials sectors, overweight positions relative to the Russell 1000® Index and favorable stock selection were the major positive contributors during the reporting period. An overweight position also helped relative results in the utilities sector, which outperformed the Russell 1000® Value Index.

In financials, stock selection had a negative impact that was partially offset by the Fund’s underweight position relative to the benchmark. Unfavorable stock selection in the information technology sector detracted from relative performance, and the Fund’s cash position hurt relative results in a fast-rising equity market.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to returns were defense companies Lockheed Martin and Raytheon and diversified energy company ONEOK. Lockheed Martin benefited from continued expense reduction, with all segments showing operating-margin improvement against a backdrop of declining sales. Raytheon advanced on the strength of robust foreign sales as the company continued to reduce costs and expenses. ONEOK increased its dividend and successfully completed a spinoff of its gas distribution business during the reporting period.

Among the stocks that diminished results the most were natural gas company MarkWest Energy, offshore oil and gas drilling company Diamond Offshore Drilling and toy manufacturer Mattel. Shares of MarkWest Energy declined when the company provided 2014 guidance below consensus estimates. Diamond Offshore Drilling traded lower as expectations for 2014 and 2015 rig day rates moved lower. The company is facing an increased supply of new rigs and rigs whose former lease arrangements have recently expired. The increase in supply, however, came just as rig demand was softening. Mattel, the largest toy manufacturer in the world, posted disappointing results during the holiday season, which is particularly important to toy companies.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period, including pharmaceutical company Pfizer, which has a record of generating strong free cash flow and steadily raising its dividend over the past five years, as well as a demonstrated ability and willingness to return value to shareholders in the form of share repurchases.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings are generally a function of our bottom-up stock selection process and do not reflect assessments of individual sectors. During the reporting period, the Fund reduced its exposure to the consumer discretionary, industrials and financials sectors. Sector weightings in the materials and energy sectors experienced the largest increases.

1.	See footnote on page 6 for more information on the Russell 1000® Value Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund had overweight positions relative to the Russell 1000® Index in the consumer staples, utilities and industrials sectors. As of the same date, notable underweight positions relative to the Index were in the financials, health care and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 96.7%†
Aerospace & Defense 6.8%
Boeing Co. (The)	965	$124,504
General Dynamics Corp.	1,860	203,577
Honeywell International, Inc.	1,875	174,187
♦Lockheed Martin Corp.	1,820	298,735
♦Raytheon Co.	2,920	278,802
United Technologies Corp.	1,570	185,778

		1,265,583

Air Freight & Logistics 0.5%
United Parcel Service, Inc. Class B	1,010	99,485

Banks 2.1%
Commonwealth Bank of Australia, ADR	1,390	102,179
M&T Bank Corp.	1,210	147,632
Wells Fargo & Co.	2,995	148,672

		398,483

Beverages 3.2%
Coca-Cola Co. (The)	3,795	154,798
Coca-Cola Enterprises, Inc.	3,685	167,447
Molson Coors Brewing Co. Class B	2,955	177,211
PepsiCo., Inc.	1,200	103,068

		602,524

Capital Markets 1.6%
BlackRock, Inc.	525	158,025
Waddell & Reed Financial, Inc. Class A	2,155	145,355

		303,380

Chemicals 3.6%
Dow Chemical Co. (The)	4,415	220,308
E.I. du Pont de Nemours & Co.	2,255	151,807
Potash Corporation of Saskatchewan, Inc.	5,030	181,885
RPM International, Inc.	2,560	109,210

		663,210

Commercial Services & Supplies 4.1%
Deluxe Corp.	3,965	217,877
R.R. Donnelley & Sons Co.	7,760	136,576
Republic Services, Inc.	4,370	153,343
Waste Management, Inc.	5,670	252,032

		759,828

Containers & Packaging 0.8%
Bemis Co., Inc.	3,765	151,504

Distributors 1.0%
Genuine Parts Co.	2,050	178,596

	Shares	Value

Diversified Financial Services 1.2%
CME Group, Inc.	3,203	$225,459

Diversified Telecommunication Services 3.6%
AT&T, Inc.	7,480	267,036
CenturyLink, Inc.	6,500	226,915
Verizon Communications, Inc.	3,770	176,172

		670,123

Electric Utilities 5.2%
Duke Energy Corp.	3,120	232,409
Entergy Corp.	1,495	108,388
Northeast Utilities	3,693	174,531
PPL Corp.	5,975	199,207
Southern Co. (The)	2,945	134,969
Westar Energy, Inc.	3,505	125,759

		975,263

Electrical Equipment 2.7%
Eaton Corp. PLC	3,210	233,175
Emerson Electric Co.	3,835	261,470

		494,645

Energy Equipment & Services 0.9%
Diamond Offshore Drilling, Inc.	3,009	164,321

Food & Staples Retailing 1.9%
CVS Caremark Corp.	2,470	179,618
Wal-Mart Stores, Inc.	2,125	169,384

		349,002

Food Products 2.9%
Campbell Soup Co.	4,105	186,737
Hershey Co. (The)	1,325	127,518
Kraft Foods Group, Inc.	3,835	218,058

		532,313

Gas Utilities 0.5%
WGL Holdings, Inc.	2,370	94,302

Health Care Equipment & Supplies 1.0%
Medtronic, Inc.	3,315	194,988

Health Care Providers & Services 0.7%
UnitedHealth Group, Inc.	1,810	135,822

Hotels, Restaurants & Leisure 0.8%
McDonald’s Corp.	1,500	152,070

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Household Products 3.0%
Colgate-Palmolive Co.	1,425	$95,903
♦Kimberly-Clark Corp.	2,750	308,687
Procter & Gamble Co. (The)	1,900	156,845

		561,435

Industrial Conglomerates 1.4%
3M Co.	1,885	262,185

Insurance 2.2%
Arthur J. Gallagher & Co.	5,630	253,462
Marsh & McLennan Cos., Inc.	3,135	154,587

		408,049

IT Services 2.4%
Automatic Data Processing, Inc.	2,905	226,474
Paychex, Inc.	5,045	210,931

		437,405

Leisure Products 1.3%
Mattel, Inc.	6,030	236,466

Machinery 0.6%
Deere & Co.	1,123	104,821

Media 1.9%
Regal Entertainment Group Class A	6,640	124,832
Time Warner, Inc.	3,469	230,550

		355,382

Metals & Mining 0.8%
BHP Billiton, Ltd., ADR	2,130	150,250

Multi-Utilities 8.6%
Ameren Corp.	3,480	143,759
CMS Energy Corp.	6,040	183,072
Dominion Resources, Inc.	2,600	188,604
Integrys Energy Group, Inc.	2,420	148,298
NiSource, Inc.	7,135	259,143
SCANA Corp.	2,195	117,828
TECO Energy, Inc.	7,590	136,316
Vectren Corp.	3,405	138,141
♦Wisconsin Energy Corp.	5,695	276,093

		1,591,254

Oil, Gas & Consumable Fuels 8.4%
♦ConocoPhillips	3,820	283,864
Enterprise Products Partners, L.P.	1,910	139,678
Exxon Mobil Corp.	1,015	103,946
Kinder Morgan Energy Partners, L.P.	1,965	148,122
MarkWest Energy Partners, L.P.	1,670	105,778
ONEOK Partners, L.P.	1,910	108,851

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	3,235	$204,517
Royal Dutch Shell PLC, ADR	2,360	185,826
Spectra Energy Corp.	4,245	168,569
Targa Resources Partners, L.P.	2,025	119,900

		1,569,051

Pharmaceuticals 4.8%
♦AbbVie, Inc.	5,875	305,970
♦Johnson & Johnson	3,035	307,415
Merck & Co., Inc.	2,560	149,913
Pfizer, Inc.	4,220	132,002

		895,300

Real Estate Investment Trusts 1.8%
Corrections Corporation of America	3,880	127,264
Health Care REIT, Inc.	3,340	210,721

		337,985

Semiconductors & Semiconductor Equipment 3.3%
Intel Corp.	3,580	95,550
KLA-Tencor Corp.	2,830	181,092
Linear Technology Corp.	1,950	86,775
Microchip Technology, Inc.	5,100	242,454

		605,871

Software 2.0%
Microsoft Corp.	4,330	174,932
Oracle Corp.	4,660	190,501

		365,433

Specialty Retail 0.9%
Home Depot, Inc. (The)	2,150	170,947

Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	270	159,324
Seagate Technology PLC	5,145	270,524

		429,848

Tobacco 5.9%
♦Altria Group, Inc.	7,800	312,858
Lorillard, Inc.	3,965	235,600
♦Philip Morris International, Inc.	3,335	284,909
♦Reynolds American, Inc.	4,830	272,557

		1,105,924

Total Common Stocks (Cost $14,548,314)		17,998,507

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $623,012 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $680,000 and a Market Value of $639,835)	$623,012	$623,012

Total Short-Term Investment (Cost $623,012)		623,012

Total Investments (Cost $15,171,326) (a)	100.0%	18,621,519
Other Assets, Less Liabilities	(0.0)‡	(6,434)
Net Assets	100.0%	$18,615,085
‡	Less than one-tenth of a percent.

(a)	As of April 30, 2014, cost was $15,256,628 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$3,528,143
Gross unrealized depreciation	(163,252)

Net unrealized appreciation	$3,364,891

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$17,998,507	$—	$—	$17,998,507
Short-Term Investment
Repurchase Agreement	—	623,012	—	623,012

Total Investments in Securities	$17,998,507	$623,012	$—	$18,621,519

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $15,171,326)	$18,621,519
Receivables:
Dividends	29,993
Fund shares sold	22,227
Other assets	16,223

Total assets	18,689,962

Liabilities
Payables:
Professional fees	29,367
Shareholder communication	23,041
Transfer agent (See Note 3)	5,674
Manager (See Note 3)	5,362
Custodian	4,937
NYLIFE Distributors (See Note 3)	3,210
Fund shares redeemed	2,065
Trustees	26
Accrued expenses	1,195

Total liabilities	74,877

Net assets	$18,615,085

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,356
Additional paid-in capital	14,778,644

14,780,000
Distributions in excess of net investment income	(34,918)
Accumulated net realized gain (loss) on investments	419,810
Net unrealized appreciation (depreciation) on investments	3,450,193

Net assets	$18,615,085

Investor Class
Net assets applicable to outstanding shares	$1,379,528

Shares of beneficial interest outstanding	100,852

Net asset value per share outstanding	$13.68
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price per share outstanding	$14.48

Class A
Net assets applicable to outstanding shares	$8,345,697

Shares of beneficial interest outstanding	608,249

Net asset value per share outstanding	$13.72
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price per share outstanding	$14.52

Class C
Net assets applicable to outstanding shares	$1,575,294

Shares of beneficial interest outstanding	117,903

Net asset value and offering price per share outstanding	$13.36

Class I
Net assets applicable to outstanding shares	$7,314,566

Shares of beneficial interest outstanding	529,010

Net asset value and offering price per share outstanding	$13.83

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$291,701

Expenses
Manager (See Note 3)	70,601
Registration	23,890
Professional fees	20,816
Distribution/Service—Investor Class (See Note 3)	1,539
Distribution/Service—Class A (See Note 3)	9,488
Distribution/Service—Class C (See Note 3)	7,155
Shareholder communication	9,495
Transfer agent (See Note 3)	6,515
Custodian	3,748
Trustees	158
Miscellaneous	4,089

Total expenses before waiver/reimbursement	157,494
Expense waiver/reimbursement from Manager (See Note 3)	(44,718)

Net expenses	112,776

Net investment income (loss)	178,925

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	445,817
Net change in unrealized appreciation (depreciation) on investments	684,664

Net realized and unrealized gain (loss) on investments	1,130,481

Net increase (decrease) in net assets resulting from operations	$1,309,406

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,135.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$178,925	$508,915
Net realized gain (loss) on investments	445,817	570,825
Net change in unrealized appreciation (depreciation) on investments	684,664	2,508,733

Net increase (decrease) in net assets resulting from operations	1,309,406	3,588,473

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(21,341)	(4,245)
Class A	(145,466)	(8,995)
Class C	(15,489)	(2,900)
Class I	(157,272)	(228,843)

	(339,568)	(244,983)

From net realized gain on investments:
Investor Class	(52,122)	(99,362)
Class A	(311,879)	(247,854)
Class C	(59,985)	(78,416)
Class I	(317,919)	(5,915,562)

	(741,905)	(6,341,194)

Total dividends and distributions to shareholders	(1,081,473)	(6,586,177)

Capital share transactions:
Net proceeds from sale of shares	2,070,413	9,846,527
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	993,216	4,002,164
Cost of shares redeemed	(2,313,798)	(32,570,601)

Increase (decrease) in net assets derived from capital share transactions	749,831	(18,721,910)

Net increase (decrease) in net assets	977,764	(21,719,614)

Net Assets
Beginning of period	17,637,321	39,356,935

End of period	$18,615,085	$17,637,321

Undistributed (distributions in excess of) net investment income at end of period	$(34,918)	$125,725

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014*		2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.52		$13.54	$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.12		0.25	0.13		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	0.84		2.53	1.46		0.51	0.81		0.30

Total from investment operations	0.96		2.78	1.59		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.23)		(0.12)	(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(0.57)		(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.80)		(2.80)	(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$13.68		$13.52	$13.54		$12.66	$13.51		$12.67

Total investment return (b)	7.44	%(c)	25.95%	13.22%		4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80	%††	2.05%	1.02%		0.27%	0.25	%††	1.11	%††
Net expenses	1.49	%††	1.47%	1.21	%(d)	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	2.00	%††	2.18%	1.50	%(d)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	8%		39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,380		$1,193	$444		$273	$74		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		February 3, 2009** through December 31,
Class A	2014*		2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.57		$13.56	$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.13		0.26	0.12		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	0.85		2.53	1.47		0.51	0.83		3.33

Total from investment operations	0.98		2.79	1.59		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.26)		(0.10)	(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(0.57)		(2.68)	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(0.83)		(2.78)	(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$13.72		$13.57	$13.56		$12.68	$13.52		$12.67

Total investment return (b)	7.58	%(c)	25.99%	13.24%		4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01	%††	2.07%	0.89%		0.41%	0.19	%††	0.76	%††
Net expenses	1.29	%††	1.32%	1.31	%(d)	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.80	%††	2.03%	1.62	%(d)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	8%		39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$8,346		$7,272	$1,090		$534	$850		$127

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014*		2013	2012		2011	2010***		2009
Net asset value at beginning of period	$13.18		$13.34	$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	0.07		0.15	0.03		(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	0.82		2.47	1.45		0.51	0.82		0.30

Total from investment operations	0.89		2.62	1.48		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	(0.14)		(0.10)	—		—	—		(0.02)
From net realized gain on investments	(0.57)		(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.71)		(2.78)	(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$13.36		$13.18	$13.34		$12.53	$13.42		$12.67

Total investment return (b)	7.08	%(c)	24.84%	12.49%		3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	1.24%	0.23%		(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.24	%††	2.22%	1.98	%(e)	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.75	%††	2.93%	2.23	%(e)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	8%		39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,575		$1,280	$393		$208	$33		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,	December 3, 2008** through December 31,
Class I	2014*		2013	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$13.68		$13.62	$12.75		$13.58	$12.70		$10.85	$10.00

Net investment income (loss)	0.15	(a)	0.39 (a)	0.14	(a)	0.09 (a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.85		2.45	1.48		0.51	0.84		2.74	0.85

Total from investment operations	1.00		2.84	1.62		0.60	0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.28)		(0.10)	(0.08)		(0.08)	—		(0.12)	(0.01)
From net realized gain on investments	(0.57)		(2.68)	(0.67)		(1.35)	—		(0.88)	—

Total dividends and distributions	(0.85)		(2.78)	(0.75)		(1.43)	—		(1.00)	(0.01)

Net asset value at end of period	$13.83		$13.68	$13.62		$12.75	$13.58		$12.70	$10.85

Total investment return (b)	7.70	%(c)	26.36%	13.43%		4.43%	6.93	%(c)	26.53%	8.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27	%††	3.15%	1.06%		0.67%	0.40	%††	0.98%	1.28	%††
Net expenses	1.04	%††	1.07%	1.05	%(d)	1.00%	1.09	%††	1.09%	1.09	%††
Expenses (before waiver/reimbursement)	1.55	%††	1.78%	1.10	%(d)	1.00%	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	8%		39%	50%		54%	54%		54%	1%
Net assets at end of period (in 000’s)	$7,315		$7,892	$37,430		$268,622	$229,830		$155,231	$98,778

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a diversified fund. Prior to September 17, 2012, the Fund’s name was MainStay Epoch U.S. Equity Fund, with a different investment objective, investment strategies, and investment process. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and

22	MainStay Epoch U.S. Equity Yield Fund

losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund's cash collateral in accordance with the lending agreement between the

Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million. The effective management fee rate was 0.80% for the six-month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.24% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.32% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $70,601 and waived its fees and/or reimbursed expenses in the amount of $44,718.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,139 and $3,794, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $67 for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$1,479
Class A	1,690
Class C	1,721
Class I	1,625

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$43,609	3.2%
Class C	42,204	2.7

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$244,983
Long-Term Capital Gain	6,341,194
Total	$6,586,177

24	MainStay Epoch U.S. Equity Yield Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of

0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $1,354 and $1,744, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	21,137	$280,435
Shares issued to shareholders in reinvestment of dividends and distributions	5,511	71,341
Shares redeemed	(7,222)	(94,159)

Net increase (decrease) in shares outstanding before conversion	19,426	257,617
Shares converted from Investor Class (See Note 1)	(6,847)	(88,880)

Net increase (decrease)	12,579	$168,737

Year ended October 31, 2013:
Shares sold	65,840	$824,806
Shares issued to shareholders in reinvestment of dividends and distributions	9,458	101,298
Shares redeemed	(12,291)	(155,588)

Net increase (decrease) in shares outstanding before conversion	63,007	770,516
Shares converted into Investor Class (See Note 1)	1,584	20,061
Shares converted from Investor Class (See Note 1)	(9,084)	(114,338)

Net increase (decrease)	55,507	$676,239

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	103,829	$1,385,871
Shares issued to shareholders in reinvestment of dividends and distributions	32,740	424,991
Shares redeemed	(70,936)	(937,982)

Net increase (decrease) in shares outstanding before conversion	65,633	872,880
Shares converted into Class A (See Note 1)	6,832	88,880

Net increase (decrease)	72,465	$961,760

Year ended October 31, 2013:
Shares sold	522,709	$6,474,958
Shares issued to shareholders in reinvestment of dividends and distributions	20,580	221,031
Shares redeemed	(95,407)	(1,214,608)

Net increase (decrease) in shares outstanding before conversion	447,882	5,481,381
Shares converted into Class A (See Note 1)	9,053	114,338
Shares converted from Class A (See Note 1)	(1,578)	(20,061)

Net increase (decrease)	455,357	$5,575,658

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	22,908	$299,147
Shares issued to shareholders in reinvestment of dividends and distributions	5,967	75,457
Shares redeemed	(8,057)	(104,733)

Net increase (decrease)	20,818	$269,871

Year ended October 31, 2013:
Shares sold	81,453	$991,929
Shares issued to shareholders in reinvestment of dividends and distributions	7,562	79,548
Shares redeemed	(21,392)	(264,622)

Net increase (decrease)	67,623	$806,855

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	7,857	$104,960
Shares issued to shareholders in reinvestment of dividends and distributions	32,218	421,427
Shares redeemed	(88,092)	(1,176,924)

Net increase (decrease)	(48,017)	$(650,537)

Year ended October 31, 2013:
Shares sold	121,622	$1,554,834
Shares issued to shareholders in reinvestment of dividends and distributions	333,360	3,600,287
Shares redeemed	(2,626,175)	(30,935,783)

Net increase (decrease)	(2,171,193)	$(25,780,662)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

26	MainStay Epoch U.S. Equity Yield Fund

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Fund’s relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The

Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board acknowledged that, at the request of the Board, New York Life Investments agreed to modify the contractual expense limitation arrangements for the Fund, resulting in additional reimbursement of Fund expenses by New York Life Investments. The Board observed that the Fund’s management fee and total expenses would continue to be reasonable under the revised expense limitation arrangements given the Fund’s decreased size.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of

28	MainStay Epoch U.S. Equity Yield Fund

smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34090 MS164-14	MSEUE10-06/14 NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.84 1.75%	8.38 14.68%	12.84 14.13%	3.82 4.49%	1.61 1.61%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.74 1.87%	8.56 14.88%	13.05 14.33%	4.24 5.00%	1.38 1.38%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.44 1.39%	12.79 13.79%	13.28 13.28%	3.94 3.94%	2.36 2.36%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		1.98%	15.20%	14.63%	5.09%	1.13%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[5]	6.32%	16.62%	16.03%	6.36%
Average Lipper Global Multi-Cap Growth Fund[6]	3.83	15.46	15.81	5.47

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc. for periods prior to November 16, 2009.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,017.50	$7.85	$1,017.00	$7.85

Class A Shares	$1,000.00	$1,018.70	$6.76	$1,018.10	$6.76

Class C Shares	$1,000.00	$1,013.90	$11.58	$1,013.30	$11.58

Class I Shares	$1,000.00	$1,019.80	$5.51	$1,019.30	$5.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.57% for Investor Class, 1.35% for Class A, 2.32% for Class C and 1.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

United States	53.8%
United Kingdom	18.1
France	11.1
Belgium	4.0
Switzerland	3.5
Israel	2.9

Germany	2.5%
Luxembourg	2.0
Australia	1.9
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	CVS Caremark Corp.

2.	Anheuser-Busch InBev N.V.

3.	Vodafone Group PLC

4.	Safran S.A.

5.	Experian PLC
6.	UBS A.G. Registered

7.	American International Group, Inc.

8.	Airbus Group N.V.

9.	Boeing Co. (The)

10.	Lloyds Banking Group PLC

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its benchmark and peers for the six months ended April 30, 2014?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 1.75% for Investor Class shares, 1.87% for Class A shares and 1.39% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 1.98%. For the six months ended April 30, 2014, all share classes underperformed the 6.32% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 3.83% return of the average Lipper2 global multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, William J. Booth was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided a positive absolute return but trailed the MSCI World Index during the reporting period. Stock selection was the most significant detractor from relative performance, most notably within the industrials, financials and energy sectors. Stock selection in the United States and U.K. also detracted from results. Losses were somewhat offset, however, by stock selection in the consumer discretionary and consumer staples sectors and by the Fund’s underweight position relative to the MSCI World Index in Japan.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Stock selection in the consumer discretionary and consumer staples sectors provided the most significant positive contributions to relative performance. (Contributions take weightings and total returns into account.) Stock selection in the industrials and financials sectors detracted from relative returns. An underweight position and stock selection in the energy sector also hurt relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contributions to returns were satellite company SES, integrated pharmacy company CVS Caremark and health care providers & services company Aetna. SES reported solid results during the reporting period, which included strong free cash flow growth. SES’s management expects a reduced level of capital expenditures and further increases in the company’s dividend. CVS Caremark upgraded its earnings guidance for 2014, increased its dividend by more than 20% and approved a $6 billion share repurchase program during the reporting period. Aetna advanced along with managed care companies broadly, as the Affordable Care Act continued to enhance long-term prospects for insurance companies.

Among the stocks that detracted the most from results were luxury retailer LVMH Moet Hennessy, business lender CIT Group and automotive company General Motors. LVMH Moet Hennessy’s shares declined during the reporting period after the company announced sales growth that missed consensus expectations. The shortfall was driven by fashion and leather goods, an area the company is restructuring. Shares of CIT Group declined sharply on a charge from a tax-related settlement. Amid a modestly deteriorating outlook for U.S. auto sales, General Motors identified a faulty ignition switch that could shut off vehicles and most of their safety features. The result was a massive recall that put additional downward pressure on the company’s stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period, including positions in several technology companies. Among these were software companies Oracle and Microsoft, which we believed were well positioned to benefit from their cloud offerings, and semiconductor company Applied Materials, which began to regain market share in several of its core business areas during the reporting period.

We sold several positions, including industrial conglomerates Rolls-Royce and General Electric. Rolls-Royce underperformed the MSCI World Index after releasing disappointing 2014 earnings guidance. The price of General Electric shares declined on disappointing industrial-segment profits.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process and can potentially experience wide changes because of the concentrated nature of the Fund. During the reporting period, the Fund reduced exposure to the consumer discretionary, industrials and materials sectors. On the other hand, the information technology, consumer staples, financials and telecommunication services sectors experienced the largest increases in exposure.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund had overweight positions relative to the MSCI World Index in the industrials and information technology sectors. As of the same date, the most significant underweight positions relative to the Index were in the health care, energy, materials and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 91.6%†
Australia 1.9%
Amcor, Ltd. (Containers & Packaging)	423,650	$4,049,845

Belgium 4.0%
♦Anheuser-Busch InBev N.V. (Beverages)	78,210	8,511,100

France 11.1%
♦Airbus Group N.V. (Aerospace & Defense)	104,730	7,190,753
Essilor International S.A. (Health Care Equipment & Supplies)	39,900	4,267,335
JC Decaux S.A. (Media)	94,400	3,870,039
♦Safran S.A. (Aerospace & Defense)	118,068	7,935,367

		23,263,494

Germany 2.5%
GEA Group A.G. (Machinery)	115,100	5,149,007

Israel 2.9%
Check Point Software Technologies, Ltd. (Software) (a)	94,087	6,027,213

Luxembourg 2.0%
SES S.A. (Media)	112,869	4,250,601

Switzerland 3.5%
♦UBS A.G. Registered (Capital Markets) (a)	352,750	7,374,844

United Kingdom 18.1%
Countrywide PLC (Real Estate Management & Development)	418,150	4,176,014
♦Experian PLC (Professional Services)	387,520	7,432,717
♦Lloyds Banking Group PLC (Banks) (a)	5,554,140	7,066,964
Unilever PLC (Food Products)	118,050	5,269,902
♦Vodafone Group PLC (Wireless Telecommunication Services)	2,168,230	8,198,446
WPP PLC (Media)	271,996	5,850,690

		37,994,733

United States 45.6%
Aetna, Inc. (Health Care Providers & Services)	88,610	6,331,184
♦American International Group, Inc. (Insurance)	136,080	7,229,930
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	263,480	5,021,929
Blackstone Group L.P. (The) (Capital Markets)	69,120	2,041,114
♦Boeing Co. (The) (Aerospace & Defense)	54,910	7,084,488
CIT Group, Inc. (Banks)	105,456	4,539,881
Citrix Systems, Inc. (Software) (a)	99,390	5,894,821

	Shares	Value

United States (continued)
CME Group, Inc. (Diversified Financial Services)	77,853	$5,480,073
♦CVS Caremark Corp. (Food & Staples Retailing)	134,700	9,795,384
Ingersoll-Rand PLC (Machinery)	35,600	2,128,880
Microsoft Corp. (Software)	129,850	5,245,940
National Oilwell Varco, Inc. (Energy Equipment & Services)	84,780	6,657,773
Northern Trust Corp. (Capital Markets)	95,350	5,744,838
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	58,960	5,645,420
Oracle Corp. (Software)	107,950	4,412,996
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	85,900	4,516,622
Time Warner, Inc. (Media)	49,010	3,257,205
UnitedHealth Group, Inc. (Health Care Providers & Services)	64,560	4,844,582

		95,873,060

Total Common Stocks (Cost $174,162,401)		192,493,897

	Principal Amount
Short-Term Investment 8.2%
Repurchase Agreement 8.2%
United States 8.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $17,285,899 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $18,935,000 and a Market Value of $17,634,715) (Capital Markets)	$17,285,899	17,285,899

Total Short-Term Investment (Cost $17,285,899)		17,285,899

Total Investments (Cost $191,448,300) (b)	99.8%	209,779,796
Other Assets, Less Liabilities	0.2	384,937
Net Assets	100.0%	$210,164,733

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $191,451,781 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$20,474,772
Gross unrealized depreciation	(2,146,757)

Net unrealized appreciation	$18,328,015

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$192,493,897	$—	$—	$192,493,897
Short-Term Investment
Repurchase Agreement	—	17,285,899	—	17,285,899

Total Investments in Securities	$192,493,897	$17,285,899	$—	$209,779,796

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Preferred Stock
Aerospace & Defense	$32,791	$—	$		$407	$		$(33,198)	$—	$—	$—	$—

Total	$32,791	$—		$—	$407		$—	$(33,198)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$22,210,608	10.6%
Banks	11,606,845	5.5
Beverages	8,511,100	4.1
Capital Markets	32,446,695	15.4
Containers & Packaging	4,049,845	1.9
Diversified Financial Services	5,480,073	2.6
Energy Equipment & Services	6,657,773	3.2
Food & Staples Retailing	9,795,384	4.7
Food Products	5,269,902	2.5
Health Care Equipment & Supplies	4,267,335	2.0
Health Care Providers & Services	11,175,766	5.3
Insurance	7,229,930	3.4
Machinery	7,277,887	3.5
Media	17,228,535	8.2
Oil, Gas & Consumable Fuels	5,645,420	2.7
Professional Services	7,432,717	3.5
Real Estate Management & Development	4,176,014	2.0
Semiconductors & Semiconductor Equipment	5,021,929	2.4
Software	21,580,970	10.3
Technology Hardware, Storage & Peripherals	4,516,622	2.1
Wireless Telecommunication Services	8,198,446	3.9

	209,779,796	99.8
Other Assets, Less Liabilities	384,937	0.2

Net Assets	$210,164,733	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $191,448,300)	$209,779,796
Cash denominated in foreign currencies (identified cost $417,290)	419,090
Receivables:
Dividends	130,524
Fund shares sold	22,103
Other assets	38,561

Total assets	210,390,074

Liabilities
Payables:
Manager (See Note 3)	171,486
Professional fees	28,769
Shareholder communication	18,677
Transfer agent (See Note 3)	2,465
NYLIFE Distributors (See Note 3)	1,971
Investment securities purchased	1,811
Trustees	162

Total liabilities	225,341

Net assets	$210,164,733

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,551
Additional paid-in capital	179,914,070

179,924,621
Undistributed net investment income	421,016
Accumulated net realized gain (loss) on investments and foreign currency transactions	11,484,315
Net unrealized appreciation (depreciation) on investments	18,331,496
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	3,285

Net assets	$210,164,733

Investor Class
Net assets applicable to outstanding shares	$599,938

Shares of beneficial interest outstanding	31,011

Net asset value per share outstanding	$19.35
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.48

Class A
Net assets applicable to outstanding shares	$4,598,817

Shares of beneficial interest outstanding	236,798

Net asset value per share outstanding	$19.42
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price per share outstanding	$20.55

Class C
Net assets applicable to outstanding shares	$1,133,989

Shares of beneficial interest outstanding	60,559

Net asset value and offering price per share outstanding	$18.73

Class I
Net assets applicable to outstanding shares	$203,831,989

Shares of beneficial interest outstanding	10,222,590

Net asset value and offering price per share outstanding	$19.94

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,547,820

Expenses
Manager (See Note 3)	1,008,138
Registration	29,090
Professional fees	25,730
Distribution/Service—Investor Class (See Note 3)	707
Distribution/Service—Class A (See Note 3)	7,824
Distribution/Service—Class C (See Note 3)	4,624
Custodian	12,149
Shareholder communication	11,690
Transfer agent (See Note 3)	8,216
Trustees	1,698
Miscellaneous	9,098

Total expenses	1,118,964

Net investment income (loss)	428,856

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	11,458,899
Foreign currency transactions	29,058

Net realized gain (loss) on investments and foreign currency transactions	11,487,957

Net change in unrealized appreciation (depreciation) on:
Investments	(8,303,570)
Translation of other assets and liabilities in foreign currencies	(2,799)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,306,369)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,181,588

Net increase (decrease) in net assets resulting from operations	$3,610,444

(a)	Dividends recorded net of foreign withholding taxes in the amount of $53,440.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$428,856	$1,164,946
Net realized gain (loss) on investments and foreign currency transactions	11,487,957	17,671,433
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,306,369)	17,325,523

Net increase (decrease) in net assets resulting from operations	3,610,444	36,161,902

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,049)	(94)
Class A	(22,067)	(8,928)
Class I	(1,027,140)	(385,982)

	(1,050,256)	(395,004)

From net realized gain on investments:
Investor Class	(35,447)	—
Class A	(394,209)	—
Class C	(52,147)	—
Class I	(11,505,149)	—

	(11,986,952)	—

Total dividends and distributions to shareholders	(13,037,208)	(395,004)

Capital share transactions:
Net proceeds from sale of shares	22,813,850	77,650,089
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,650,915	394,174
Cost of shares redeemed	(9,224,112)	(9,219,555)

Increase (decrease) in net assets derived from capital share transactions	26,240,653	68,824,708

Net increase (decrease) in net assets	16,813,889	104,591,606

Net Assets
Beginning of period	193,350,844	88,759,238

End of period	$210,164,733	$193,350,844

Undistributed net investment income at end of period	$421,016	$1,042,416

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014*		2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.31		$16.03	$14.21	$14.22	$13.49		$13.36

Net investment income (loss) (a)	(0.00	)‡	0.07	0.06	(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	0.36		4.22	1.77	0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	0.36		4.28	1.82	(0.01)	0.73		0.18

Less dividends and distributions:
From net investment income	(0.04)		(0.00)‡	—	—	—		(0.05)
From net realized gain on investments	(1.28)		—	—	—	—		—

Total dividends and distributions	(1.32)		(0.00)‡	—	—	—		(0.05)

Net asset value at end of period	$19.35		$20.31	$16.03	$14.21	$14.22		$13.49

Total investment return (b)	1.75	% (c)	26.74%	12.81%	(0.07%)	5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	0.38%	0.39%	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.57	% ††	1.61%	1.71%	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.57	% ††	1.61%	1.71%	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	52%		105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$600		$537	$303	$247	$119		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class A	2014*		2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$20.39		$16.09	$14.25	$14.24	$13.49		$10.84	$17.43

Net investment income (loss) (a)	0.02		0.10	0.09	0.02	0.01		0.04	0.02
Net realized and unrealized gain (loss) on investments	0.36		4.25	1.78	0.00 ‡	0.79		2.70	(6.58)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)	—

Total from investment operations	0.38		4.34	1.86	0.02	0.75		2.73	(6.56)

Less dividends and distributions:
From net investment income	(0.07)		(0.04)	(0.02)	(0.01)	—		(0.08)	(0.03)
From net realized gain on investments	(1.28)		—	—	—	—		—	(0.00)‡

Total dividends and distributions	(1.35)		(0.04)	(0.02)	(0.01)	—		(0.08)	(0.03)

Net asset value at end of period	$19.42		$20.39	$16.09	$14.25	$14.24		$13.49	$10.84

Total investment return (b)	1.87	%(c)	27.01%	13.07%	0.15%	5.56	%(c)	25.17%	(37.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16	%††	0.54%	0.63%	0.13%	0.11	%††	0.30%	0.21%
Net expenses	1.35	%††	1.38%	1.48%	1.54%	1.54	%††	1.55%	1.54%
Expenses (before waiver/reimbursement)	1.35	%††	1.38%	1.48%	1.68%	1.88	%††	1.78%	1.75%
Portfolio turnover rate	52%		105%	91%	162%	151%		74%	47%
Net assets at end of period (in 000’s)	$4,599		$6,219	$3,921	$3,432	$1,855		$2,973	$339

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014*		2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.73		$15.68	$14.01	$14.12	$13.49		$13.36

Net investment income (loss) (a)	(0.07)		(0.08)	(0.05)	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	0.35		4.14	1.73	0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	0.28		4.05	1.67	(0.11)	0.63		0.16

Less dividends and distributions:
From net investment income	—		—	—	—	—		(0.03)
From net realized gain on investments	(1.28)		—	—	—	—		—

Total dividends and distributions	(1.28)		—	—	—	—		(0.03)

Net asset value at end of period	$18.73		$19.73	$15.68	$14.01	$14.12		$13.49

Total investment return (b)	1.39	% (c)	25.83%	11.92%	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.78	%)††	(0.47%)	(0.36%)	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.32	% ††	2.36%	2.46%	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.32	% ††	2.36%	2.46%	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	52%		105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$1,134		$806	$342	$59	$38		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class I	2014*		2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$20.92		$16.50	$14.60	$14.59	$13.79		$11.06	$17.47

Net investment income (loss) (a)	0.04		0.15	0.12	0.05	0.04		0.07	0.05
Net realized and unrealized gain (loss) on investments	0.37		4.36	1.83	0.01	0.81		2.76	(6.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)	—

Total from investment operations	0.41		4.50	1.94	0.06	0.80		2.82	(6.36)

Less dividends and distributions:
From net investment income	(0.11)		(0.08)	(0.04)	(0.05)	—		(0.09)	(0.05)
From net realized gain on investments	(1.28)		—	—	—	—		—	(0.00)‡

Total dividends and distributions	(1.39)		(0.08)	(0.04)	(0.05)	—		(0.09)	(0.05)

Redemption fee (b)	—		—	—	—	0.00	‡	—	0.00 ‡

Net asset value at end of period	$19.94		$20.92	$16.50	$14.60	$14.59		$13.79	$11.06

Total investment return (c)	1.98	%(d)	27.36%	13.33%	0.42%	5.80	%(d)	25.53%	(36.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44	%††	0.80%	0.80%	0.33%	0.35	%††	0.62%	0.42%
Net expenses	1.10	%††	1.13%	1.23%	1.29%	1.29	%††	1.29%	1.29%
Expenses (before waiver/reimbursement)	1.10	%††	1.13%	1.23%	1.43%	1.63	%††	1.54%	1.50%
Portfolio turnover rate	52%		105%	91%	162%	151%		74%	47%
Net assets at end of period (in 000’s)	$203,832		$185,789	$84,193	$73,723	$54,695		$38,976	$56,715

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

20	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or

Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

22	MainStay Epoch Global Choice Fund

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares would not exceed 1.54% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement in an equal number of basis points to the other share classes. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $1,008,138.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

24	MainStay Epoch Global Choice Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $294 and $1,819, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $60 for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$650
Class A	203
Class C	1,061
Class I	6,302

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$37,533	3.3%

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from: Ordinary Income	$395,004

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $101,953 and $99,302, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	6,363	$125,230
Shares issued to shareholders in reinvestment of dividends and distributions	1,877	36,496
Shares redeemed	(1,273)	(25,007)

Net increase (decrease) in shares outstanding before conversion	6,967	136,719
Shares converted from Investor Class (See Note 1)	(2,421)	(47,564)

Net increase (decrease)	4,546	$89,155

Year ended October 31, 2013:
Shares sold	12,544	$230,403
Shares issued to shareholders in reinvestment of dividends and distributions	6	94
Shares redeemed	(4,204)	(77,426)

Net increase (decrease) in shares outstanding before conversion	8,346	153,071
Shares converted from Investor Class (See Note 1)	(804)	(16,074)

Net increase (decrease)	7,542	$136,997

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	73,856	$1,472,577
Shares issued to shareholders in reinvestment of dividends and distributions	21,112	411,692
Shares redeemed	(165,565)	(3,262,330)

Net increase (decrease) in shares outstanding before conversion	(70,597)	(1,378,061)
Shares converted into Class A (See Note 1)	2,413	47,564

Net increase (decrease)	(68,184)	$(1,330,497)

Year ended October 31, 2013:
Shares sold	103,595	$1,843,203
Shares issued to shareholders in reinvestment of dividends and distributions	519	8,581
Shares redeemed	(43,641)	(759,164)

Net increase (decrease) in shares outstanding before conversion	60,473	1,092,620
Shares converted into Class A (See Note 1)	800	16,074

Net increase (decrease)	61,273	$1,108,694

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	22,310	$424,807
Shares issued to shareholders in reinvestment of dividends and distributions	2,764	52,147
Shares redeemed	(5,349)	(102,977)

Net increase (decrease)	19,725	$373,977

Year ended October 31, 2013:
Shares sold	21,669	$391,854
Shares redeemed	(2,671)	(48,614)

Net increase (decrease)	18,998	$343,240

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,021,374	$20,791,236
Shares issued to shareholders in reinvestment of dividends and distributions	607,529	12,150,580
Shares redeemed	(288,353)	(5,833,798)

Net increase (decrease)	1,340,550	$27,108,018

Year ended October 31, 2013:
Shares sold	4,202,052	$75,184,629
Shares issued to shareholders in reinvestment of dividends and distributions	22,811	385,499
Shares redeemed	(445,542)	(8,334,351)

Net increase (decrease)	3,779,321	$67,235,777

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch Global Choice Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

28	MainStay Epoch Global Choice Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York

Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board considered and approved New York Life Investments’ proposal to remove the Fund’s contractual expense limitation arrangements, noting that the Fund’s management fee and total expenses would continue to be reasonable without the expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Epoch Global Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34099 MS164-14	MSEGC10-06/14 NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.15 8.09%	9.68 16.06%	16.03 17.35%	7.42 8.15%	1.10 1.10%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.15 8.10%	9.76 16.15%	16.02 17.34%	6.74 7.52%	1.05 1.05%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.69 7.69%	14.25 15.25%	16.48 16.48%	7.28 7.28%	1.85 1.85%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		8.24%	16.44%	17.62%	8.33%	0.80%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class R2 Shares[5]	No Sales Charge		8.03%	16.02%	17.20%	7.95%	1.15%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class R6 Shares[6]	No Sales Charge		8.27%	16.52%	17.63%	8.34%	0.74%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class I shares from December 27, 2005 through February 27, 2014 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from December 27, 2005 through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[7]	6.32%	16.62%	16.03%	5.72%
Average Lipper Global Large-Cap Value Fund[8]	6.04	16.45	14.75	5.89

7.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,080.90	$5.57	$1,019.40	$5.41

Class A Shares	$1,000.00	$1,081.00	$5.42	$1,019.60	$5.26

Class C Shares	$1,000.00	$1,076.90	$9.42	$1,015.70	$9.15

Class I Shares	$1,000.00	$1,082.40	$4.13	$1,020.80	$4.01

Class R2 Shares[2,3]	$1,000.00	$1,080.30	$2.02	$1,006.40	$1.94

Class R6 Shares	$1,000.00	$1,082.70	$3.77	$1,021.20	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.08% for Investor Class, 1.05% for Class A, 1.83% for Class C, 0.80% for Class I, 1.16% for Class R2 and 0.73% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class C, Class I, Class R6 (to reflect the one-half year period) and 61 days for Class R2 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2014. Had these shares been offered for the full six-month period ended April 30, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.81 for Class R2 and the ending account value would have been $1,019.00 for Class R2.
3.	The inception date for Class R2 shares was February 28, 2014.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

United States	44.4%
United Kingdom	17.9
France	8.9
Germany	7.2
Switzerland	4.6
Canada	3.9
Australia	3.4
Norway	3.1

Netherlands	2.1%
Italy	1.7
Sweden	1.0
Belgium	0.6
Philippines	0.6
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Total S.A.

2.	Vinci S.A.

3.	Imperial Tobacco Group PLC

4.	GlaxoSmithKline PLC

5.	Swisscom A.G.
6.	National Grid PLC

7.	Lorillard, Inc.

8.	Altria Group, Inc.

9.	BCE, Inc.

10.	Terna S.p.A.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmark and peers for the six months ended April 30, 2014?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 8.09% for Investor Class shares, 8.10% for Class A shares and 7.69% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 8.24%, Class R2 shares returned 8.03% and Class R6 shares returned 8.27%. For the six months ended April 30, 2014, all share classes outperformed the 6.32% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 6.04% return of the average Lipper2 global large-cap value fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, Kera Van Valen and John Tobin were added as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided strong absolute and relative returns during the reporting period. Stock selection was the most significant positive contributor to relative results and the benefits were well-diversified, with eight of 10 sectors providing a positive contribution from stock selection. (Contributions take weightings and total returns into account.) The Fund’s lack of exposure to Japan and favorable stock selection in the United Kingdom also helped relative results. Stock selection in the United States and an overweight position relative to the MSCI World Index in the telecommunication services sector, which underperformed the benchmark, were the most significant detractors from relative results.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s returns are primarily the result of finding companies that can increase their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve these objectives and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

An overweight position relative to the MSCI World Index and favorable stock selection helped the utilities sector provide the most significant positive contribution to the Fund’s relative performance. Stock selection in the consumer staples, industrials, health care and materials sectors also helped relative performance.

The Fund’s overweight position relative to the MSCI World Index in the telecommunication services sector, which underperformed the Index, was the most significant detractor from relative results. The Fund’s underweight position relative to the Index in the information technology sector also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to returns were U.K. pharmaceuticals company AstraZeneca, Swiss telecommunications company Swisscom and French construction company and concession operator Vinci. AstraZeneca’s shares advanced during the reporting period mainly on the heels of acquiring Bristol-Myers Squibb’s share of the two companies’ diabetes alliance, which is seen as an important contributor to AstraZeneca’s future growth. AstraZeneca’s shares got a further boost in mid-April 2014, when U.S. drug company Pfizer revealed that it had approached AstraZeneca with an acquisition proposal. Swisscom benefited from signs that its average revenue per user had bottomed and that its mobile net additions appeared to be increasing. Vinci’s shares advanced as the company experienced an uptick in construction revenue and won numerous contracts that led to a record backlog.

Among the stocks that detracted from results were U.K. food retailer Wm Morrison Supermarkets, toy manufacturer Mattel and offshore oil & gas drilling company Diamond Offshore Drilling. Wm Morrison Supermarkets was negatively affected by the strength of the discount segment in the U.K. food retail market. The stock sold off after the company announced a profit warning driven by further investments in their core proposition and pricing. Diamond Offshore Drilling traded lower as expectations for 2014 and 2015 rig day rates moved downward. The company faced an increased supply of new rigs and rigs whose lease arrangements had recently expired. The increase in supply, however, came just as rig demand was softening. Mattel, the largest toy manufacturer in the world, posted disappointing results during the holiday season, which is particularly important to toy companies.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Companies including Norwegian offshore oil producer Statoil, Canadian fertilizer company Potash and global food and home products company Unilever, among others, were added to the Fund because of their favorable shareholder-yield attributes. The Fund sold several positions, including shares of media company Comcast, to increase the yield of the Fund. The Fund also sold shares of aerospace & defense company Honeywell and pharmaceutical company Bristol-Myers Squibb as sources of cash to fund higher-yielding opportunities.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings are generally the result of our bottom-up stock selection process. During the reporting period, the Fund’s largest decreases in exposure occurred in the industrials, health care and consumer discretionary sectors. On the other hand, the financials, consumer staples and materials sectors saw the largest sector-weighting increases.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the Fund having a different mix of companies than the MSCI World Index. The benchmark index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The Fund may also differ from the Index in its sector weightings.

As of April 30, 2014, the Fund’s most significant overweight positions relative to the MSCI World Index were in the utilities and telecommunication services sectors. As of the same date, the Fund held notable underweight positions in the financials, information technology and consumer discretionary sectors. We continue to seek stocks with growing free cash flow, which have historically provided shareholders with positive returns from cash dividends, share buybacks and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 97.3%†
Australia 3.4%
BHP Billiton, Ltd. (Metals & Mining)	837,190	$29,360,051
Commonwealth Bank of Australia (Banks)	303,060	22,213,728
Telstra Corp., Ltd. (Diversified Telecommunication Services)	12,578,710	60,998,960
Westpac Banking Corp. (Banks)	903,972	29,493,431

		142,066,170

Belgium 0.6%
Anheuser-Busch InBev N.V. (Beverages)	216,530	23,563,592

Canada 3.9%
♦BCE, Inc. (Diversified Telecommunication Services)	1,589,530	70,771,465
Potash Corporation of Saskatchewan, Inc. (Chemicals)	900,285	32,554,306
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	638,610	25,362,614
Shaw Communications, Inc. (Media)	1,443,290	34,961,315

		163,649,700

France 8.9%
Electricite de France S.A. (Electric Utilities)	1,623,830	62,279,193
Sanofi (Pharmaceuticals)	294,086	31,832,161
SCOR SE (Insurance)	1,144,200	41,756,691
♦Total S.A. (Oil, Gas & Consumable Fuels)	1,156,480	82,596,661
Unibail-Rodamco SE (Real Estate Investment Trusts)	110,060	29,713,798
♦Vinci S.A. (Construction & Engineering)	1,069,860	80,655,207
Vivendi S.A. (Diversified Telecommunication Services)	1,549,763	41,582,211

		370,415,922

Germany 7.2%
Allianz S.E. Registered (Insurance)	181,970	31,519,126
BASF S.E. (Chemicals)	514,190	59,515,720
Daimler A.G. (Registered Shares) (Automobiles)	629,630	58,289,773
Deutsche Post A.G. Registered (Air Freight & Logistics)	653,160	24,588,681
Deutsche Telekom A.G. (Diversified Telecommunication Services)	4,099,090	68,725,820
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	249,020	57,504,768

		300,143,888

Italy 1.7%
♦Terna S.p.A. (Electric Utilities)	12,818,660	69,357,441

	Shares	Value

Netherlands 2.1%
Royal Dutch Shell PLC, ADR (Oil, Gas & Consumable Fuels)	831,700	$65,488,058
Wolters Kluwer N.V. (Media)	860,690	23,965,139

		89,453,197

Norway 3.1%
Orkla ASA (Food Products)	4,144,260	34,224,673
Statoil ASA (Oil, Gas & Consumable Fuels)	1,259,270	38,216,831
Yara International ASA (Chemicals)	1,217,790	57,485,637

		129,927,141

Philippines 0.6%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services)	364,461	23,507,734

Sweden 1.0%
Svenska Handelsbanken AB Class A (Banks)	849,750	42,643,017

Switzerland 4.6%
Nestle S.A. Registered (Food Products)	317,600	24,520,986
Novartis A.G. (Pharmaceuticals)	465,466	40,353,433
Roche Holding A.G., (Genusscheine) (Pharmaceuticals)	165,980	48,656,789
♦Swisscom A.G. (Diversified Telecommunication Services)	126,305	76,778,974

		190,310,182

United Kingdom 17.9%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	341,100	26,963,955
BAE Systems PLC (Aerospace & Defense)	8,479,620	57,267,934
British American Tobacco PLC (Tobacco)	876,860	50,588,333
Centrica PLC (Multi-Utilities)	10,761,920	59,962,376
Compass Group PLC (Hotels, Restaurants & Leisure)	1,423,550	22,641,164
Diageo PLC, Sponsored ADR (Beverages)	174,950	21,480,361
♦GlaxoSmithKline PLC (Pharmaceuticals)	2,848,800	78,497,757
♦Imperial Tobacco Group PLC (Tobacco)	1,847,520	79,761,811
♦National Grid PLC (Multi-Utilities)	5,251,893	74,529,588
Pearson PLC (Media)	1,834,870	34,356,742
Severn Trent PLC (Water Utilities)	927,300	28,886,290
SSE PLC (Electric Utilities)	2,188,490	56,349,432
Unilever PLC (Food Products)	703,700	31,414,065
United Utilities Group PLC (Water Utilities)	4,580,787	61,564,208
Vodafone Group PLC (Wireless Telecommunication Services)	11,174,995	42,254,555
WM Morrison Supermarkets PLC (Food & Staples Retailing)	6,166,740	20,917,545

		747,436,116

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United States 42.3%
AbbVie, Inc. (Pharmaceuticals)	577,400	$30,070,992
♦Altria Group, Inc. (Tobacco)	1,784,330	71,569,476
Ameren Corp. (Multi-Utilities)	1,243,120	51,353,287
Apple, Inc. (Technology Hardware, Storage & Peripherals)	59,510	35,116,256
Arthur J. Gallagher & Co. (Insurance)	487,180	21,932,844
AT&T, Inc. (Diversified Telecommunication Services)	1,751,925	62,543,722
Automatic Data Processing, Inc. (IT Services)	306,640	23,905,654
CenturyLink, Inc. (Diversified Telecommunication Services)	1,580,470	55,174,208
CME Group, Inc. (Diversified Financial Services)	562,840	39,618,308
Coca-Cola Co. (The) (Beverages)	561,050	22,885,230
ConocoPhillips (Oil, Gas & Consumable Fuels)	521,370	38,743,005
Corrections Corporation of America (Real Estate Investment Trusts)	1,140,240	37,399,872
Deere & Co. (Machinery)	227,390	21,224,583
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	654,950	35,766,819
Dominion Resources, Inc. (Multi-Utilities)	319,400	23,169,276
Dow Chemical Co. (The) (Chemicals)	781,260	38,984,874
Duke Energy Corp. (Electric Utilities)	884,037	65,851,916
E.I. du Pont de Nemours & Co. (Chemicals)	360,880	24,294,442
Emerson Electric Co. (Electrical Equipment)	361,460	24,644,343
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	458,270	33,513,285
Health Care REIT, Inc. (Real Estate Investment Trusts)	1,024,700	64,648,323
Integrys Energy Group, Inc. (Multi-Utilities)	413,210	25,321,509
Johnson & Johnson (Pharmaceuticals)	245,430	24,859,605
Kimberly-Clark Corp. (Household Products)	348,205	39,086,011
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	644,090	48,551,504
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	358,105	22,915,139
Lockheed Martin Corp. (Aerospace & Defense)	320,835	52,661,857
♦Lorillard, Inc. (Tobacco)	1,243,120	73,866,190
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	382,510	24,228,183
Mattel, Inc. (Leisure Products)	925,510	36,293,875
McDonald’s Corp. (Hotels, Restaurants & Leisure)	256,210	25,974,570
Merck & Co., Inc. (Pharmaceuticals)	543,110	31,804,522

	Shares	Value

United States (continued)
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	642,290	$30,534,467
Microsoft Corp. (Software)	627,840	25,364,736
PepsiCo., Inc. (Beverages)	263,380	22,621,708
Philip Morris International, Inc. (Tobacco)	488,970	41,772,707
PPL Corp. (Electric Utilities)	1,861,880	62,075,079
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	1,746,450	30,737,520
Regal Entertainment Group Class A (Media)	1,497,520	28,153,376
Reynolds American, Inc. (Tobacco)	1,127,580	63,629,339
Southern Co. (The) (Electric Utilities)	671,965	30,796,156
Targa Resources Partners, L.P. (Oil, Gas & Consumable Fuels)	447,510	26,497,067
TECO Energy, Inc. (Multi-Utilities)	2,675,640	48,054,494
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,445,080	67,528,588
Waste Management, Inc. (Commercial Services & Supplies)	508,810	22,616,605
Wells Fargo & Co. (Banks)	656,750	32,601,070

		1,760,956,592

Total Common Stocks (Cost $3,502,565,336)		4,053,430,692

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
United States 2.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $86,903,506 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $95,180,000 and a Market Value of $88,643,894 (Capital Markets)	$86,903,506	86,903,506

Total Short-Term Investment (Cost $86,903,506)		86,903,506

Total Investments (Cost $3,589,468,842) (a)	99.4%	4,140,334,198
Other Assets, Less Liabilities	0.6	23,599,540
Net Assets	100.0%	$4,163,933,738

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of April 30, 2014, cost was $3,594,581,280 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$590,659,047
Gross unrealized depreciation	(44,906,129)

Net unrealized appreciation	$545,752,918

The following abbreviation is used in the above portfolio:

ADR	—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,053,430,692	$—	$—	$4,053,430,692
Short-Term Investment
Repurchase Agreement	—	86,903,506	—	86,903,506

Total Investments in Securities	$4,053,430,692	$86,903,506	$—	$4,140,334,198

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2014, the fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$109,929,791	2.6%
Air Freight & Logistics	24,588,681	0.6
Automobiles	58,289,773	1.4
Banks	126,951,246	3.0
Beverages	90,550,891	2.2
Capital Markets	86,903,506	2.1
Chemicals	212,834,979	5.1
Commercial Services & Supplies	53,354,125	1.3
Construction & Engineering	80,655,207	1.9
Diversified Financial Services	39,618,308	0.9
Diversified Telecommunication Services	504,103,948	12.1
Electric Utilities	346,709,217	8.3
Electrical Equipment	24,644,343	0.6
Energy Equipment & Services	35,766,819	0.9
Food & Staples Retailing	20,917,545	0.5
Food Products	90,159,724	2.2
Hotels, Restaurants & Leisure	48,615,734	1.2
Household Products	39,086,011	0.9
Insurance	152,713,429	3.7
IT Services	23,905,654	0.6
Leisure Products	36,293,875	0.9
Machinery	21,224,583	0.5
Media	121,436,572	2.9
Metals & Mining	29,360,051	0.7
Multi-Utilities	282,390,530	6.8
Oil, Gas & Consumable Fuels	357,834,594	8.6
Pharmaceuticals	313,039,214	7.5
Real Estate Investment Trusts	131,761,993	3.2
Semiconductors & Semiconductor Equipment	53,449,606	1.3
Software	25,364,736	0.6
Technology Hardware, Storage & Peripherals	35,116,256	0.8
Tobacco	381,187,856	9.1
Water Utilities	90,450,498	2.2
Wireless Telecommunication Services	91,124,903	2.2

	4,140,334,198	99.4
Other Assets, Less Liabilities	23,599,540	0.6

Net Assets	$4,163,933,738	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,589,468,842)	$4,140,334,198
Cash denominated in foreign currencies (identified cost $1,573,164)	1,574,083
Receivables:
Investment securities sold	20,057,693
Fund shares sold	14,007,208
Dividends	13,685,374
Other assets	230,319

Total assets	4,189,888,875

Liabilities
Due to custodian	7,104
Payables:
Investment securities purchased	20,394,103
Fund shares redeemed	2,531,978
Manager (See Note 3)	2,312,094
NYLIFE Distributors (See Note 3)	353,666
Transfer agent (See Note 3)	264,697
Professional fees	55,745
Shareholder communication	16,863
Trustees	73
Accrued expenses	18,814

Total liabilities	25,955,137

Net assets	$4,163,933,738

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$202,260
Additional paid-in capital	3,476,714,436

3,476,916,696
Undistributed net investment income	43,796,530
Accumulated net realized gain (loss) on investments and foreign currency transactions	92,219,246
Net unrealized appreciation (depreciation) on investments	550,865,356
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	135,910

Net assets	$4,163,933,738

Investor Class
Net assets applicable to outstanding shares	$8,450,918

Shares of beneficial interest outstanding	410,569

Net asset value per share outstanding	$20.58
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price per share outstanding	$21.78

Class A
Net assets applicable to outstanding shares	$888,704,405

Shares of beneficial interest outstanding	43,116,268

Net asset value per share outstanding	$20.61
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price per share outstanding	$21.81

Class C
Net assets applicable to outstanding shares	$222,210,681

Shares of beneficial interest outstanding	10,845,000

Net asset value and offering price per share outstanding	$20.49

Class I
Net assets applicable to outstanding shares	$3,044,470,253

Shares of beneficial interest outstanding	147,883,579

Net asset value and offering price per share outstanding	$20.59

Class R2
Net assets applicable to outstanding shares	$26,125

Shares of beneficial interest outstanding	1,267

Net asset value and offering price per share outstanding (a)	$20.61

Class R6
Net assets applicable to outstanding shares	$71,356

Shares of beneficial interest outstanding	3,465

Net asset value and offering price per share outstanding	$20.59

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$111,322,214

Expenses
Manager (See Note 3)	12,656,539
Distribution/Service—Investor Class (See Note 3)	9,560
Distribution/Service—Class A (See Note 3)	978,992
Distribution/Service—Class C (See Note 3)	966,762
Distribution/Service—Class R2 (See Note 3)	11
Transfer agent (See Note 3)	1,431,753
Registration	128,885
Custodian	118,850
Professional fees	73,205
Shareholder communication	70,272
Trustees	28,004
Shareholder service—Class R2 (See Note 3)	4
Miscellaneous	42,496

Total expenses	16,505,333

Net investment income (loss)	94,816,881

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	90,523,198
Foreign currency transactions	(668,492)

Net realized gain (loss) on investments and foreign currency transactions	89,854,706

Net change in unrealized appreciation (depreciation) on:
Investments	122,777,816
Translation of other assets and liabilities in foreign currencies	100,577

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	122,878,393

Net realized and unrealized gain (loss) on investments and foreign currency transactions	212,733,099

Net increase (decrease) in net assets resulting from operations	$307,549,980

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,225,864.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$94,816,881	$73,247,282
Net realized gain (loss) on investments and foreign currency transactions	89,854,706	104,856,243
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	122,878,393	308,016,584

Net increase (decrease) in net assets resulting from operations	307,549,980	486,120,109

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(88,405)	(147,143)
Class A	(9,367,085)	(16,321,456)
Class C	(1,589,297)	(2,946,502)
Class I	(35,077,520)	(51,557,110)
Class R2	(159)	—
Class R6	(598)	(434)

	(46,123,064)	(70,972,645)

From net realized gain on investments:
Investor Class	(14,936)	—
Class A	(1,520,736)	—
Class C	(376,316)	—
Class I	(5,130,296)	—
Class R2	—	—
Class R6	(55)	—

	(7,042,339)	—

Total dividends and distributions to shareholders	(53,165,403)	(70,972,645)

Capital share transactions:
Net proceeds from sale of shares	1,031,365,439	1,586,436,459
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,210,799	53,159,472
Cost of shares redeemed	(290,888,133)	(566,759,076)

Increase (decrease) in net assets derived from capital share transactions	777,688,105	1,072,836,855

Net increase (decrease) in net assets	1,032,072,682	1,487,984,319

	2014	2013
Net Assets
Beginning of period	$3,131,861,056	$1,643,876,737

End of period	$4,163,933,738	$3,131,861,056

Undistributed (distributions in excess of) net investment income at end of period	$43,796,530	$(4,897,287)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014*		2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.31		$16.14	$15.19	$14.72	$13.72		$13.46

Net investment income (loss)	0.50	(a)	0.55 (a)	0.51 (a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	1.04		3.14	0.91	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	1.54		3.69	1.42	0.94	1.39		0.34

Less dividends and distributions:
From net investment income	(0.23)		(0.52)	(0.47)	(0.47)	(0.39)		(0.08)
From net realized gain on investments	(0.04)		—	—	—	—		—

Total dividends and distributions	(0.27)		(0.52)	(0.47)	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$20.58		$19.31	$16.14	$15.19	$14.72		$13.72

Total investment return (b)	8.09	%(c)	23.29%	9.43%	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.11	%††	3.14%	3.22%	3.32%	3.36	%††	2.67	%††
Net expenses	1.08	%††	1.10%	1.13%	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.08	%††	1.10%	1.13%	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	9%		28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$8,451		$7,237	$3,402	$1,406	$230		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class A	2014*		2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$19.33		$16.16	$15.21	$14.73	$13.72		$11.52	$17.72

Net investment income (loss)	0.49	(a)	0.56 (a)	0.50 (a)	0.50 (a)	0.36	(a)	0.44	0.59 (a)
Net realized and unrealized gain (loss) on investments	1.06		3.14	0.92	0.45	1.03		2.14	(6.18)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)	—

Total from investment operations	1.55		3.70	1.42	0.94	1.38		2.55	(5.59)

Less dividends and distributions:
From net investment income	(0.23)		(0.53)	(0.47)	(0.46)	(0.37)		(0.35)	(0.48)
From net realized gain on investments	(0.04)		—	—	—	—		—	(0.08)
Return of capital	—		—	—	—	—		—	(0.05)

Total dividends and distributions	(0.27)		(0.53)	(0.47)	(0.46)	(0.37)		(0.35)	(0.61)

Redemption fee (b)	—		—	—	—	—		0.00 ‡	0.00 ‡

Net asset value at end of period	$20.61		$19.33	$16.16	$15.21	$14.73		$13.72	$11.52

Total investment return (c)	8.10	%(d)	23.31%	9.40%	6.45%	10.40	%(d)	22.47%	(32.19%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.09	%††	3.18%	3.17%	3.27%	3.22	%††	3.66%	4.01%
Net expenses	1.05	%††	1.05%	1.13%	1.19%	1.24	%††	1.21%	1.18%
Expenses (before waiver/reimbursement)	1.05	%††	1.05%	1.13%	1.19%	1.39	%††	1.21%	1.18%
Portfolio turnover rate	9%		28%	23%	28%	41%		59%	72%
Net assets at end of period (in 000’s)	$888,704		$726,215	$404,497	$204,366	$33,559		$23,336	$16,480

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014*		2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.22		$16.08	$15.15	$14.68	$13.72		$13.46

Net investment income (loss)	0.41	(a)	0.42 (a)	0.38 (a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	1.06		3.12	0.91	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	1.47		3.54	1.29	0.84	1.30		0.33

Less dividends and distributions:
From net investment income	(0.16)		(0.40)	(0.36)	(0.37)	(0.34)		(0.07)
From net realized gain on investments	(0.04)		—	—	—	—		—

Total dividends and distributions	(0.20)		(0.40)	(0.36)	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$20.49		$19.22	$16.08	$15.15	$14.68		$13.72

Total investment return (b)	7.69	%(c)	22.31%	8.65%	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.31	%††	2.39%	2.43%	2.52%	2.33	%††	1.80	%††
Net expenses	1.83	%††	1.85%	1.88%	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.83	%††	1.85%	1.88%	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	9%		28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$222,211		$175,634	$95,301	$35,975	$6,547		$36

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
Class I	2014*		2013	2012	2011	2010***		2009	2008
Net asset value at beginning of period	$19.31		$16.14	$15.19	$14.70	$13.70		$11.53	$17.75

Net investment income (loss)	0.52	(a)	0.60 (a)	0.54 (a)	0.52 (a)	0.41	(a)	0.44	0.66 (a)
Net realized and unrealized gain (loss) on investments	1.05		3.14	0.92	0.47	1.00		2.13	(6.24)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)	—

Total from investment operations	1.57		3.74	1.46	0.98	1.40		2.54	(5.58)

Less dividends and distributions:
From net investment income	(0.25)		(0.57)	(0.51)	(0.49)	(0.40)		(0.37)	(0.51)
From net realized gain on investments	(0.04)		—	—	—	—		—	(0.08)
Return of capital	—		—	—	—	—		—	(0.05)

Total dividends and distributions	(0.29)		(0.57)	(0.51)	(0.49)	(0.40)		(0.37)	(0.64)

Redemption fee (b)	—		—	—	—	—		0.00 ‡	0.00 ‡

Net asset value at end of period	$20.59		$19.31	$16.14	$15.19	$14.70		$13.70	$11.53

Total investment return (c)	8.24	%(d)	23.63%	9.66%	6.76%	10.54	%(d)	22.49%	(32.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.36	%††	3.42%	3.46%	3.44%	3.61	%††	3.85%	4.40%
Net expenses	0.80	%††	0.80%	0.88%	0.94%	0.99	%††	0.96%	0.93%
Expenses (before waiver/reimbursement)	0.80	%††	0.80%	0.88%	0.94%	1.13	%††	0.96%	0.93%
Portfolio turnover rate	9%		28%	23%	28%	41%		59%	72%
Net assets at end of period (in 000’s)	$3,044,470		$2,222,748	$1,140,677	$790,679	$398,750		$383,228	$297,513

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	February 28, 2014** through April 30,
Class R2	2014*
Net asset value at beginning of period	$19.85

Net investment income (loss) (a)	0.09
Net realized and unrealized gain (loss) on investments	0.80
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	0.89

Less dividends:
From net investment income	(0.13)

Net asset value at end of period	$20.61

Total investment return (b)(c)	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.51	%††
Net expenses	1.16	%††
Portfolio turnover rate	9%
Net assets at end of period (in 000’s)	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	June 17, 2013** through October 31,
Class R6	2014*	2013
Net asset value at beginning of period	$19.31	$18.09

Net investment income (loss) (a)	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.43	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡

Total from investment operations	1.58	1.53

Less dividends and distributions:
From net investment income	(0.26)	(0.31)
From net realized gain on investments	(0.04)	–

Total dividends and distributions	(0.30)	(0.31)

Net asset value at end of period	$20.59	$19.31

Total investment return (b)(c)	8.27%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.56%††	2.18%††
Net expenses	0.73%††	0.74%††
Portfolio turnover rate	9%	28%
Net assets at end of period (in 000’s)	$71	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks asso-

24	MainStay Epoch Global Equity Yield Fund

ciated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Future contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

26	MainStay Epoch Global Equity Yield Fund

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $12,656,539.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,143 and $65,794, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $22,386 for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$3,962
Class A	303,614
Class C	100,187
Class I	1,023,987
Class R2	3

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,125	100.0%
Class R6	29,403	41.2

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$70,972,645

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $1,151,273 and $322,758, respectively.

28	MainStay Epoch Global Equity Yield Fund

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	107,915	$2,094,808
Shares issued to shareholders in reinvestment of dividends and distributions	5,161	100,463
Shares redeemed	(38,529)	(753,021)

Net increase (decrease) in shares outstanding before conversion	74,547	1,442,250
Shares converted from Investor Class (See Note 1)	(38,810)	(756,622)

Net increase (decrease)	35,737	$685,628

Year ended October 31, 2013:
Shares sold	231,902	$4,103,875
Shares issued to shareholders in reinvestment of dividends and distributions	8,051	140,894
Shares redeemed	(33,541)	(594,447)

Net increase (decrease) in shares outstanding before conversion	206,412	3,650,322
Shares converted into Investor Class (See Note 1)	10,373	191,459
Shares converted from Investor Class (See Note 1)	(52,796)	(941,328)

Net increase (decrease)	163,989	$2,900,453

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	9,713,446	$189,211,364
Shares issued to shareholders in reinvestment of dividends and distributions	511,441	9,969,703
Shares redeemed	(4,712,358)	(91,792,843)

Net increase (decrease) in shares outstanding before conversion	5,512,529	107,388,224
Shares converted into Class A (See Note 1)	38,758	756,622

Net increase (decrease)	5,551,287	$108,144,846

Year ended October 31, 2013:
Shares sold	20,019,622	$354,407,644
Shares issued to shareholders in reinvestment of dividends and distributions	862,726	15,091,630
Shares redeemed	(8,390,705)	(147,673,386)

Net increase (decrease) in shares outstanding before conversion	12,491,643	221,825,888
Shares converted into Class A (See Note 1)	52,712	941,328
Shares converted from Class A (See Note 1)	(10,356)	(191,459)

Net increase (decrease)	12,533,999	$222,575,757

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,294,953	$44,420,677
Shares issued to shareholders in reinvestment of dividends and distributions	59,492	1,153,549
Shares redeemed	(646,981)	(12,527,834)

Net increase (decrease)	1,707,464	$33,046,392

Year ended October 31, 2013:
Shares sold	4,164,149	$73,491,230
Shares issued to shareholders in reinvestment of dividends and distributions	100,322	1,745,040
Shares redeemed	(1,055,408)	(18,274,887)

Net increase (decrease)	3,209,063	$56,961,383

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	41,010,190	$795,567,607
Shares issued to shareholders in reinvestment of dividends and distributions	1,335,745	25,986,272
Shares redeemed	(9,581,541)	(185,808,136)

Net increase (decrease)	32,764,394	$635,745,743

Year ended October 31, 2013:
Shares sold	65,421,009	$1,154,408,710
Shares issued to shareholders in reinvestment of dividends and distributions	2,074,073	36,181,474
Shares redeemed	(23,053,500)	(400,216,356)

Net increase (decrease)	44,441,582	$790,373,828

Class R2	Shares	Amount
Period ended April 30, 2014 (a):
Shares sold	1,259	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	8	159

Net increase (decrease)	1,267	$25,159

Class R6	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,342	$45,983
Shares issued to shareholders in reinvestment of dividends and distributions	33	653
Shares redeemed	(316)	(6,299)

Net increase (decrease)	2,059	$40,337

Period ended October 31, 2013 (b):
Shares sold	1,382	$25,000
Shares issued to shareholders in reinvestment of dividends	24	434

Net increase (decrease)	1,406	$25,434

(a)	Inception date was February 28, 2014.
(b)	Inception date was June 17, 2013.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

32	MainStay Epoch Global Equity Yield Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York

Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

34	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34100 MS164-14	MSEGEY10-06/14 NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.65 5.13%	13.26 19.86%	15.94 17.26%	8.07 8.73%	1.81 1.81%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.59 5.20%	13.50 20.10%	16.02 17.34%	4.92 5.69%	1.62 1.62%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.70 4.70%	17.93 18.93%	16.45 16.45%	8.05 8.05%	2.57 2.57%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		5.34%	20.40%	17.69%	9.17%	1.37%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Ex U.S. Small Cap Index[5]	5.69%	17.34%	18.00%	7.37%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	4.96	15.73	19.17	8.76

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small-/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,051.30	$8.54	$1,016.50	$8.40

Class A Shares	$1,000.00	$1,052.00	$7.63	$1,017.40	$7.50

Class C Shares	$1,000.00	$1,047.00	$12.33	$1,012.70	$12.13

Class I Shares	$1,000.00	$1,053.40	$6.36	$1,018.60	$6.26

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.68% for Investor Class, 1.50% for Class A, 2.43% for Class C and 1.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

United Kingdom	22.5%
Japan	20.8
Italy	8.9
France	7.5
Germany	7.0
Canada	6.8
Switzerland	5.6
Spain	4.4
United States	3.0
Netherlands	2.1
Ireland	1.9
Australia	1.7

Hong Kong	1.4%
Sweden	1.1
Marshall Islands	0.9
Norway	0.8
Portugal	0.8
Finland	0.7
Republic of Korea	0.7
Greece	0.6
Mexico	0.5
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Temenos Group A.G. Registered

2.	Altran Technologies S.A.

3.	Ashtead Group PLC

4.	Playtech PLC

5.	Thomas Cook Group PLC
6.	Barratt Developments PLC

7.	Intermediate Capital Group PLC

8.	CCL Industries, Inc. Class B

9.	Azimut Holding S.p.A.

10.	ProSiebenSat.1 Media A.G.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 5.13% for Investor Class shares, 5.20% for Class A shares and 4.70% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 5.34%. For the six months ended April 30, 2014, all share classes underperformed the 5.69% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 4.96% return of the average Lipper2 international small-/mid-cap growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, John Morgan was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided a positive absolute return but trailed the MSCI World Ex U.S. Small Cap Index during the reporting period. Stock selection was the most significant positive contributor, specifically within the financials and industrials sectors. (Contributions take weightings and total returns into account.) Stock selection in Spain and a position in Italy that was overweight in relation to the benchmark also helped relative results. Returns were somewhat tempered by poor stock selection in the consumer discretionary sector and in Germany.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Stock selection within financials, industrials and telecommunication services was the most significant positive contributor to the Fund’s relative performance. The positive contribution of these sectors was somewhat offset by stock selection in the consumer discretionary, consumer staples and energy sectors, which detracted from the Fund’s relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contribution to returns were global industrial engineering, procurement and construction firm Abengoa, financial software provider Temenos and construction equipment rental company Ashtead Group. Shares of Abengoa moved higher as the company’s restructuring/deleveraging plan gained traction. Shares of Temenos advanced after the company announced earnings that beat expectations, as banks began to spend more heavily on information technology. Ashtead Group benefited from a construct- ion recovery in the U.K. and the United States, the company’s main markets.

Among the stocks that diminished results the most were Japanese office equipment maker Askul, shipping company Scorpio Tankers and Swedish media company Modern Times Group. Askul posted lower-than-expected results, driven by incremental marketing costs. Scorpio Tankers is the largest eco-vessel shipping company in the refined petroleum market. Global day rates declined during the first quarter of 2014, driven by seasonality with a lengthened Chinese New Year holiday. Modern Times Group shares slumped during the reporting period. The stock was downgraded amid concerns about slimmer margins after significant price appreciation over the last year.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases within its current thematic parameters during the reporting period, including Banco Popolare and Credito Emiliano to bolster our improving financial conditions theme. We added to the Fund’s position in Software AG as part of our business productivity theme. The Fund sold several positions, including oil services company Subsea 7’s residual shares and global pump manufacturer Sulzer, as many potential catalysts had passed. We sold the Fund’s position in Japanese health care company Sawai after the government decided to regulate generic drug prices more tightly.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our thematic investment process. During the reporting period, the Fund’s exposure to the consumer discretionary and health care sectors decreased, while exposure to the industrials sector increased.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund had overweight positions relative to the MSCI World Ex U.S. Small Cap Index in the information technology, industrials and consumer discretionary sectors. As of the same date, the Fund held notable underweight positions relative to the benchmark in the consumer staples and materials sectors.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 96.6%†
Australia 1.7%
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	8,120	$405,462
Pact Group Holdings, Ltd. (Containers & Packaging) (a)	328,602	1,031,817
Seek, Ltd. (Professional Services)	55,450	861,299

		2,298,578

Canada 6.8%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers) (b)(c)	97,100	698,096
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	55,033	395,657
Black Diamond Group, Ltd. (Commercial Services & Supplies)	25,100	789,148
Calfrac Well Services, Ltd. (Energy Equipment & Services)	31,650	1,095,860
Capstone Mining Corp. (Metals & Mining) (a)	364,560	961,250
♦CCL Industries, Inc. Class B (Containers & Packaging)	22,590	2,054,030
MacDonald Dettwiler & Associates, Ltd. (Aerospace & Defense)	14,500	1,124,493
Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	131,000	828,274
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	113,800	1,501,344

		9,448,152

Finland 0.7%
Cargotec Oyj Class B (Machinery)	23,150	1,032,887

France 7.5%
Air France-KLM (Airlines) (a)	58,025	834,392
Alcatel-Lucent (Communications Equipment) (a)	363,166	1,452,062
Alten, Ltd. (IT Services)	22,410	1,143,664
♦Altran Technologies S.A. (IT Services)	285,240	3,105,274
Eurofins Scientific (Life Sciences Tools & Services)	3,570	990,567
Havas S.A. (Media)	140,184	1,114,394
IPSOS (Media)	28,480	1,103,957
Mersen (Electrical Equipment)	11,350	362,955
Saft Groupe S.A. (Electrical Equipment)	10,596	376,770

		10,484,035

Germany 7.0%
Aareal Bank A.G. (Thrifts & Mortgage Finance) (a)	14,120	640,083
Deutz A.G. (Machinery) (a)	62,600	522,044
Duerr A.G. (Machinery)	11,950	942,340

	Shares	Value
Germany (continued)
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	17,675	$427,899
KION Group A.G. (Machinery) (a)	30,930	1,461,968
Krones A.G. (Machinery)	9,550	912,604
Morphosys A.G. (Life Sciences Tools & Services) (a)	15,750	1,348,628
♦ProSiebenSat.1 Media A.G. (Media)	44,940	1,964,881
Software A.G. (Software)	40,930	1,538,568

		9,759,015

Greece 0.6%
Eurobank Ergasias S.A. (Banks) (a)	258,667	147,133
Hellenic Exchanges—Athens Stock Exchange S.A. Holding (Diversified Financial Services)	59,281	697,425

		844,558

Hong Kong 1.4%
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	7,870,000	578,606
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	670,760	219,752
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	207,684	395,923
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(d)	1,118,750	1,443
Vitasoy International Holdings, Ltd. (Food Products)	297,930	406,568
Xinyi Glass Holdings, Ltd. (Auto Components)	522,000	410,035

		2,012,327

Ireland 1.9%
Kingspan Group PLC (Building Products)	44,800	843,109
Smurfit Kappa Group PLC (Containers & Packaging)	81,180	1,805,942

		2,649,051

Italy 8.9%
Astaldi S.p.A. (Construction & Engineering)	163,398	1,768,183
♦Azimut Holding S.p.A. (Capital Markets)	65,819	2,049,998
Banca Generali S.p.A. (Capital Markets)	32,333	1,016,463
Banca Popolare dell’Emilia Romagna S.C. (Banks) (a)	79,835	917,639
Banco Popolare S.C. (Banks) (a)	43,299	891,451
Credito Emiliano S.p.A. (Banks)	66,450	680,357
Credito Valtellinese S.C. (Banks) (a)	189,400	451,428
Danieli & Co. S.p.A. (Machinery)	55,144	1,321,989
Gtech S.p.A. (Hotels, Restaurants & Leisure)	39,300	1,152,613
Mediolanum S.p.A. (Insurance)	161,477	1,449,442
UnipolSai S.p.A. (Insurance) (a)	181,100	664,805

		12,364,368

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan 20.8%
Aida Engineering, Ltd. (Machinery)	42,700	$406,806
Air Water, Inc. (Chemicals)	68,160	956,713
ASKUL Corp. (Internet & Catalog Retail)	23,600	584,258
Century Tokyo Leasing Corp. (Diversified Financial Services)	45,500	1,314,687
CyberAgent, Inc. (Media)	31,800	1,309,512
Daicel Corp. (Chemicals)	124,000	1,035,810
Daifuku Co., Ltd. (Machinery)	74,800	861,149
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	24,700	442,128
DTS Corp. (Software)	47,400	784,011
GMO Internet, Inc. (Internet Software & Services)	115,400	1,017,024
Hakuhodo DY Holdings, Inc. (Media)	115,900	898,994
Horiba, Ltd. (Electronic Equipment, Instruments & Components)	31,750	1,094,720
IBJ Leasing Co., Ltd. (Diversified Financial Services)	18,100	413,927
Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	495	1,115,548
JGC Corp. (Construction & Engineering)	43,750	1,416,467
Kansai Paint Co., Ltd. (Chemicals)	38,440	538,051
KYB Co., Ltd. (Auto Components)	159,000	646,980
Meitec Corp. (Professional Services)	14,500	385,636
MISUMI Group, Inc. (Trading Companies & Distributors)	20,700	503,352
Monex Group, Inc. (Capital Markets)	148,600	497,102
Nabtesco Corp. (Machinery)	30,600	658,184
Nichias Corp. (Building Products)	95,000	643,028
Nifco, Inc. (Auto Components)	30,750	857,216
Nihon Kohden Corp. (Health Care Equipment & Supplies)	17,400	712,271
Nippo Corp. (Construction & Engineering)	37,000	564,220
Nippon Shokubai Co., Ltd. (Chemicals)	33,000	379,919
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	9,600	352,599
Nissin Electric Co., Ltd. (Electrical Equipment)	68,000	377,796
OBIC Business Consultants, Ltd. (Software)	10,600	343,190
Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals)	48,800	860,629
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	7,000	312,222
St. Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	12,678	600,821
Sundrug Co., Ltd. (Food & Staples Retailing)	15,200	621,470
Suruga Bank, Ltd. (Banks)	108,000	1,850,795
Sysmex Corp. (Health Care Equipment & Supplies)	22,100	699,306
Takata Corp. (Auto Components)	15,400	362,574

	Shares	Value
Japan (continued)
Temp Holdings Co., Ltd. (Professional Services)	16,500	$420,106
Tokai Rika Co., Ltd. (Auto Components)	17,900	310,954
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	45,400	1,036,915
TS Tech Co., Ltd. (Auto Components)	31,300	834,585

		29,021,675

Marshall Islands 0.9%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	145,950	1,315,009

Mexico 0.5%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (a)	89,070	226,236
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	35,100	429,563

		655,799

Netherlands 2.1%
Delta Lloyd N.V. (Insurance)	31,256	821,945
Fugro N.V. (Energy Equipment & Services)	11,304	748,295
USG People N.V. (Professional Services)	80,600	1,389,368

		2,959,608

Norway 0.8%
Petroleum Geo-Services ASA (Energy Equipment & Services)	47,660	574,473
SpareBank 1 SMN (Banks)	56,350	500,052

		1,074,525

Portugal 0.8%
Banco Espirito Santo S.A. (Banks) (a)	632,660	1,119,971

Republic of Korea 0.7%
Daum Communications Corp. (Internet Software & Services)	6,650	482,034
Hotel Shilla Co., Ltd. (Hotels, Restaurants & Leisure)	5,300	445,727

		927,761

Spain 4.4%
Abengoa S.A. Class B (Construction & Engineering)	326,855	1,456,067
Bolsas Y Mercados Espanoles S.A. (Diversified Financial Services)	25,150	1,095,429
Carbures Europe S.A. (Construction & Engineering) (a)	6,800	310,283
Jazztel PLC (Diversified Telecommunication Services) (a)	116,993	1,795,150
Liberbank S.A. (Banks) (a)	768,900	958,993
Mediaset Espana Comunicacion S.A. (Media) (a)	40,420	447,492

		6,063,414

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Sweden 1.1%
Modern Times Group AB Class B (Media)	33,560	$1,490,076

Switzerland 5.6%
EFG International A.G. (Capital Markets) (a)	59,882	758,646
GAM Holding A.G. (Capital Markets) (a)	52,750	958,982
Gategroup Holding A.G. (Commercial Services & Supplies) (a)	24,970	777,387
Helvetia Holding A.G. (Insurance)	1,750	869,930
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (a)	3,059	1,351,194
♦Temenos Group A.G. Registered (Software)	87,414	3,128,668

		7,844,807

United Kingdom 22.4%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	441,500	1,174,050
Alent PLC (Chemicals)	117,470	630,709
♦Ashtead Group PLC (Trading Companies & Distributors)	183,518	2,709,653
Babcock International Group PLC (Commercial Services & Supplies)	41,610	838,836
♦Barratt Developments PLC (Household Durables)	336,840	2,101,422
Bovis Homes Group PLC (Household Durables)	56,755	757,497
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	66,300	575,376
Enquest PLC (Oil, Gas & Consumable Fuels) (a)	403,520	935,429
Hays PLC (Professional Services)	704,500	1,792,542
Inchcape PLC (Distributors)	104,265	1,128,422
Informa PLC (Media)	64,297	523,580
♦Intermediate Capital Group PLC (Capital Markets)	275,590	2,064,097
International Personal Finance PLC (Consumer Finance)	71,147	671,496
Lancashire Holdings, Ltd. (Insurance)	41,490	490,362
Lavendon Group PLC (Trading Companies & Distributors)	193,550	740,179
Michael Page International PLC (Professional Services)	136,320	1,076,701
Micro Focus International PLC (Software)	68,209	892,521
Moneysupermarket.com Group PLC (Internet Software & Services)	177,770	546,267
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	188,737	1,140,815
♦Playtech PLC (Software)	192,830	2,171,579
Premier Oil PLC (Oil, Gas & Consumable Fuels)	267,830	1,532,067
Restaurant Group PLC (Hotels, Restaurants & Leisure)	73,950	779,108
Spectris PLC (Electronic Equipment, Instruments & Components)	8,950	336,224
SThree PLC (Professional Services)	82,594	565,476

	Shares	Value
United Kingdom (continued)
Stock Spirits Group PLC (Beverages) (a)	86,700	$426,710
Taylor Wimpey PLC (Household Durables)	885,196	1,570,787
♦Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	717,100	2,115,182
Vesuvius PLC (Machinery)	125,820	885,851

		31,172,938

Total Common Stocks (Cost $105,917,280)		134,538,554

	Number of Rights
Rights 0.1%
United Kingdom 0.1%
Babcock International Group PLC Expires 5/6/14 (Commercial Services & Supplies) (a)	16,158	109,123

Total Rights (Cost $0)		109,123

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
United States 3.0%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $4,250,645 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $4,610,000 and a Market Value of $4,337,706) (Capital Markets)	$4,250,645	4,250,645

Total Short-Term Investment (Cost $4,250,645)		4,250,645

Total Investments (Cost $110,167,925) (e)	99.7%	138,898,322
Other Assets, Less Liabilities	0.3	399,607
Net Assets	100.0%	$139,297,929

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued securities was $699,539, which represented 0.5% of the Fund’s net assets.

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security—The total market value of these securities as of April 30, 2014, was $1,443, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	As of April 30, 2014, cost was $112,710,531 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$31,149,292
Gross unrealized depreciation	(4,961,501)

Net unrealized appreciation	$26,187,791

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$133,839,015	$698,096	$1,443	$134,538,554
Rights	109,123	—	—	109,123
Short-Term Investment
Repurchase Agreement	—	4,250,645	—	4,250,645

Total Investments in Securities	$133,948,138	$4,948,741	$1,443	$138,898,322

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,443 is listed under Hong Kong in the Textiles, Apparel & Luxury Goods within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Common Stocks
Hong Kong	$1,443	$—	$—	$—	$—	$—	$—	$—	$1,443	$—

Total	$1,443	$—	$—	$—	$—	$—	$—	$—	$1,443	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,124,493	0.8%
Airlines	834,392	0.6
Auto Components	3,422,344	2.5
Banks	7,517,819	5.4
Beverages	426,710	0.3
Building Products	1,486,137	1.1
Capital Markets	11,595,933	8.3
Chemicals	4,578,117	3.3
Commercial Services & Supplies	2,514,494	1.8
Communications Equipment	1,452,062	1.0
Construction & Engineering	5,515,220	4.0
Consumer Finance	671,496	0.5
Containers & Packaging	4,891,789	3.5
Distributors	1,128,422	0.8
Diversified Financial Services	3,521,468	2.5
Diversified Telecommunication Services	2,014,902	1.4
Electrical Equipment	1,117,521	0.8
Electronic Equipment, Instruments & Components	1,826,867	1.3
Energy Equipment & Services	2,418,628	1.7
Food & Staples Retailing	621,470	0.4
Food Products	406,568	0.3
Health Care Equipment & Supplies	1,411,577	1.0
Hotels, Restaurants & Leisure	7,867,611	5.6
Household Durables	4,429,706	3.2
Independent Power & Renewable Electricity Producers	1,093,753	0.8
Insurance	4,296,484	3.1
Internet & Catalog Retail	584,258	0.4
Internet Software & Services	2,045,325	1.5
IT Services	4,248,938	3.0
Life Sciences Tools & Services	2,339,195	1.7
Machinery	9,005,822	6.5
Media	8,852,886	6.4
Metals & Mining	961,250	0.7
Oil, Gas & Consumable Fuels	7,286,173	5.2
Pharmaceuticals	1,399,087	1.0
Professional Services	6,491,128	4.7
Real Estate Investment Trusts	1,115,548	0.8
Software	8,858,537	6.4
Specialty Retail	578,606	0.4
Textiles, Apparel & Luxury Goods	1,443	0.0 ‡
Thrifts & Mortgage Finance	1,780,898	1.3
Trading Companies & Distributors	4,305,783	3.1
Transportation Infrastructure	857,462	0.6

	138,898,322	99.7
Other Assets, Less Liabilities	399,607	0.3

Net Assets	$139,297,929	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $110,167,925)	$138,898,322
Cash denominated in foreign currencies (identified cost $464,721)	465,658
Receivables:
Dividends and interest	556,284
Fund shares sold	22,609
Investment securities sold	11,982
Other assets	36,394

Total assets	139,991,249

Liabilities
Payables:
Investment securities purchased	459,398
Manager (See Note 3)	121,384
Fund shares redeemed	51,273
Professional fees	29,232
Shareholder communication	20,913
Transfer agent (See Note 3)	6,805
NYLIFE Distributors (See Note 3)	2,838
Custodian	250
Trustees	215
Accrued expenses	1,012

Total liabilities	693,320

Net assets	$139,297,929

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,879
Additional paid-in capital	174,712,895

174,718,774
Distributions in excess of net investment income	(1,162,842)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(62,992,860)
Net unrealized appreciation (depreciation) on investments	28,730,397
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	4,460

Net assets	$139,297,929

Investor Class
Net assets applicable to outstanding shares	$955,860

Shares of beneficial interest outstanding	41,625

Net asset value per share outstanding	$22.96
Maximum sales charge (5.50% of offering price)	1.34

Maximum offering price per share outstanding	$24.30

Class A
Net assets applicable to outstanding shares	$5,982,038

Shares of beneficial interest outstanding	259,766

Net asset value per share outstanding	$23.03
Maximum sales charge (5.50% of offering price)	1.34

Maximum offering price per share outstanding	$24.37

Class C
Net assets applicable to outstanding shares	$1,715,583

Shares of beneficial interest outstanding	75,584

Net asset value and offering price per share outstanding	$22.70

Class I
Net assets applicable to outstanding shares	$130,644,448

Shares of beneficial interest outstanding	5,502,290

Net asset value and offering price per share outstanding	$23.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,115,064
Interest	12,153

Total income	1,127,217

Expenses
Manager (See Note 3)	727,569
Custodian	37,555
Registration	28,232
Professional fees	25,969
Transfer agent (See Note 3)	21,577
Distribution/Service—Investor Class (See Note 3)	1,161
Distribution/Service—Class A (See Note 3)	6,287
Distribution/Service—Class C (See Note 3)	6,023
Shareholder communication	12,027
Trustees	1,201
Miscellaneous	8,591

Total expenses before waiver/reimbursement	876,192
Expense waiver/reimbursement from Manager (See Note 3)	(33,071)

Net expenses	843,121

Net investment income (loss)	284,096

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	6,701,938
Foreign currency transactions	(30,259)

Net realized gain (loss) on investments and foreign currency transactions	6,671,679

Net change in unrealized appreciation (depreciation) on:
Investments	75,181
Translation of other assets and liabilities in foreign currencies	2,972

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	78,153

Net realized and unrealized gain (loss) on investments and foreign currency transactions	6,749,832

Net increase (decrease) in net assets resulting from operations	$7,033,928

(a)	Dividends recorded net of foreign withholding taxes in the amount of $65,230.

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$284,096	$2,009,719
Net realized gain (loss) on investments and foreign currency transactions	6,671,679	17,648,667
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	78,153	14,953,487

Net increase (decrease) in net assets resulting from operations	7,033,928	34,611,873

Dividends to shareholders:
From net investment income:
Investor Class	(18,484)	(16,727)
Class A	(105,445)	(119,872)
Class C	(9,578)	(33,534)
Class I	(2,962,904)	(3,513,873)

Total dividends to shareholders	(3,096,411)	(3,684,006)

Capital share transactions:
Net proceeds from sale of shares	16,909,221	17,443,581
Net asset value of shares issued to shareholders in reinvestment of dividends	2,792,474	3,466,425
Cost of shares redeemed	(10,208,814)	(88,911,180)

Increase (decrease) in net assets derived from capital share transactions	9,492,881	(68,001,174)

Net increase (decrease) in net assets	13,430,398	(37,073,307)

Net Assets
Beginning of period	125,867,531	162,940,838

End of period	$139,297,929	$125,867,531

Undistributed (distributions in excess) of net investment income at end of period	$(1,162,842)	$1,649,473

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2014*		2013	2012		2011	2010***		2009
Net asset value at beginning of period	$22.30		$17.75	$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.00	‡	0.21	0.16		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	1.12		4.73	1.30		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.12		4.93	1.45		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	(0.46)		(0.38)	—		(0.49)	—		—

Redemption fee (b)	—		—	—		—	—		0.00	‡

Net asset value at end of period	$22.96		$22.30	$17.75		$16.30	$18.97		$15.81

Total investment return (c)	5.13	%(d)	28.37%	8.90%		(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00	%(e)††	1.09%	0.99%		0.51%	0.30	%††	0.15	% ††
Net expenses	1.68	%††	1.76%	1.73	%(f)	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.73	%††	1.81%	1.76	%(f)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	19%		55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$956		$901	$780		$807	$303		$31

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Less than one-hundredth of a percent.
(f)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class A	2014*		2013	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$22.40		$17.80	$16.33		$18.95	$15.80		$10.98	$23.39

Net investment income (loss) (a)	0.03		0.23	0.19		0.10	0.02		0.06	0.03
Net realized and unrealized gain (loss) on investments	1.11		4.77	1.29		(2.24)	3.14		4.76	(11.51)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		(0.03)	(0.01)		—	—

Total from investment operations	1.14		4.99	1.47		(2.17)	3.15		4.82	(11.48)

Less dividends:
From net investment income	(0.51)		(0.39)	—		(0.45)	—		—	—
From net realized gain on investments	—		—	—		—	—		—	(0.94)

Total dividends	(0.51)		(0.39)	—		(0.45)	—		—	(0.94)

Redemption fee (b)	—		—	—		—	—		0.00 ‡	0.01

Net asset value at end of period	$23.03		$22.40	$17.80		$16.33	$18.95		$15.80	$10.98

Total investment return (c)	5.20	%(d)	28.65%	9.00%		(11.82%)	19.94	%(d)	43.90%	(49.01%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28	%††	1.21%	1.15%		0.53%	0.12	%††	0.42%	0.17%
Net expenses	1.50	%††	1.57%	1.61	%(e)	1.69%	1.89	%††	1.83%	1.74%
Expenses (before waiver/reimbursement)	1.55	%††	1.62%	1.64	%(e)	1.69%	1.92	%††	1.83%	1.74%
Portfolio turnover rate	19%		55%	44%		69%	41%		105%	107%
Net assets at end of period (in 000’s)	$5,982		$4,323	$5,536		$5,261	$5,175		$2,749	$1,098

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2014*		2013	2012		2011	2010***		2009
Net asset value at beginning of period	$21.90		$17.44	$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	(0.04)		0.02	0.05		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	1.07		4.71	1.27		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.03		4.72	1.31		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	(0.23)		(0.26)	—		(0.41)	—		—

Redemption fee (b)	—		—	—		—	—		0.00	‡

Net asset value at end of period	$22.70		$21.90	$17.44		$16.13	$18.84		$15.79

Total investment return (c)	4.70	% (d)	27.42%	8.12%		(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38	%)††	0.08%	0.30%		(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.43	% ††	2.52%	2.48	%(e)	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.48	% ††	2.57%	2.51	%(e)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	19%		55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$1,716		$916	$2,334		$2,064	$1,476		$25

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class I	2014*		2013	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$23.11		$18.35	$16.83		$19.51	$16.24		$11.16	$23.77

Net investment income (loss) (a)	0.05		0.29	0.21		0.13	0.04		0.09	0.06
Net realized and unrealized gain (loss) on investments	1.15		4.91	1.35		(2.29)	3.24		4.99	(11.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		(0.03)	(0.01)		—	—

Total from investment operations	1.20		5.19	1.55		(2.19)	3.27		5.08	(11.63)

Less dividends:
From net investment income	(0.57)		(0.43)	(0.03)		(0.49)	—		—	(0.04)
From net realized gain on investments	—		—	—		—	—		—	(0.94)

Total dividends	(0.57)		(0.43)	(0.03)		(0.49)	—		—	(0.98)

Redemption fee (b)	—		—	—		—	—		—	0.00 ‡

Net asset value at end of period	$23.74		$23.11	$18.35		$16.83	$19.51		$16.24	$11.16

Total investment return (c)	5.34	%(d)	28.97%	9.26%		(11.59%)	20.14	%(d)	45.52%	(48.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	1.48%	1.27%		0.69%	0.31	%††	0.67%	0.30%
Net expenses	1.25	%††	1.32%	1.36	%(e)	1.44%	1.65	%††	1.60%	1.49%
Expenses (before waiver/reimbursement)	1.30	%††	1.37%	1.39	%(e)	1.44%	1.67	%††	1.60%	1.49%
Portfolio turnover rate	19%		55%	44%		69%	41%		105%	107%
Net assets at end of period (in 000’s)	$130,644		$119,726	$154,291		$257,740	$178,909		$167,568	$149,505

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valu-

ation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

22	MainStay Epoch International Small Cap Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $1,443 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

24	MainStay Epoch International Small Cap Fund

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $727,569 and waived its fees and/or reimbursed expenses in the amount of $33,071.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $592 and $3,694, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $5 and $102, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$995
Class A	746
Class C	1,240
Class I	18,596

(E)  Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable

26	MainStay Epoch International Small Cap Fund

years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $68,568,870 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$1,805 66,764	$	— —
Total	$68,569		$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$3,684,006

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $28,316 and $24,897, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	8,240	$187,850
Shares issued to shareholders in reinvestment of dividends and distributions	849	18,445
Shares redeemed	(5,548)	(125,959)

Net increase (decrease) in shares outstanding before conversion	3,541	80,336
Shares converted from Investor Class (See Note 1)	(2,329)	(53,211)

Net increase (decrease)	1,212	$27,125

Year ended October 31, 2013:
Shares sold	9,584	$185,440
Shares issued to shareholders in reinvestment of dividends and distributions	955	16,724
Shares redeemed	(8,561)	(162,533)

Net increase (decrease) in shares outstanding before conversion	1,978	39,631
Shares converted into Investor Class (See Note 1)	2,342	49,216
Shares converted from Investor Class (See Note 1)	(7,860)	(151,952)

Net increase (decrease)	(3,540)	$(63,105)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	103,964	$2,386,950
Shares issued to shareholders in reinvestment of dividends and distributions	4,806	104,525
Shares redeemed	(44,358)	(1,005,805)

Net increase (decrease) in shares outstanding before conversion	64,412	1,485,670
Shares converted into Class A (See Note 1)	2,323	53,211

Net increase (decrease)	66,735	$1,538,881

Year ended October 31, 2013:
Shares sold	82,136	$1,611,829
Shares issued to shareholders in reinvestment of dividends and distributions	6,337	111,287
Shares redeemed	(211,922)	(4,093,515)

Net increase (decrease) in shares outstanding before conversion	(123,449)	(2,370,399)
Shares converted into Class A (See Note 1)	7,834	151,952
Shares converted from Class A (See Note 1)	(2,333)	(49,216)

Net increase (decrease)	(117,948)	$(2,267,663)

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	40,994	$943,253
Shares issued to shareholders in reinvestment of dividends and distributions	445	9,578
Shares redeemed	(7,713)	(171,770)

Net increase (decrease)	33,726	$781,061

Year ended October 31, 2013:
Shares sold	8,869	$161,518
Shares issued to shareholders in reinvestment of dividends and distributions	1,934	33,494
Shares redeemed	(102,808)	(1,933,364)

Net increase (decrease)	(92,005)	$(1,738,352)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	580,115	$13,391,168
Shares issued to shareholders in reinvestment of dividends and distributions	118,694	2,659,926
Shares redeemed	(378,046)	(8,905,280)

Net increase (decrease)	320,763	$7,145,814

Year ended October 31, 2013:
Shares sold	782,357	$15,484,794
Shares issued to shareholders in reinvestment of dividends and distributions	182,794	3,304,920
Shares redeemed	(4,191,669)	(82,721,768)

Net increase (decrease)	(3,226,518)	$(63,932,054)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch International Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

30	MainStay Epoch International Small Cap Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Fund’s relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The

Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board noted that, following discussions with the Board, New York Life Investments agreed to leave the contractual expense limitation arrangements in place for an additional year. Moreover, following discussion and negotiation with New York Life Investments, the Board agreed to accept New York Life Investments’ proposal to institute additional voluntary expense limitation arrangements for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Epoch International Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34018 MS164-14	MSEISC10-06/14 NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Since Inception (3/31/10)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.77 7.62%	–5.39 –0.93%	7.30 8.52%	0.93 0.93%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.87 7.72	–5.35 –0.89	7.39 8.61	0.91 0.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.32 7.32	–2.62 –1.68	7.73 7.73	1.68 1.68
Class I Shares	No Sales Charge		7.85	–0.65	8.84	0.66

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays Municipal Bond Index[3]	4.08%	0.50%	4.94%
High Yield Municipal Bond Composite Index[4]	5.20	–0.77	6.59
Average Lipper High Yield Municipal Debt Fund[5]	6.25	–1.52	6.09

3.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond
Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,076.20	$4.68	$1,020.30	$4.56

Class A Shares	$1,000.00	$1,077.20	$4.48	$1,020.50	$4.36

Class C Shares	$1,000.00	$1,073.20	$8.48	$1,016.60	$8.25

Class I Shares	$1,000.00	$1,078.50	$3.20	$1,021.70	$3.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.91% for Investor Class, 0.87% for Class A, 1.65% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

California	14.0%
Puerto Rico	9.2
Texas	7.9
Michigan	6.4
New York	6.4
New Jersey	4.6
Ohio	3.9
Pennsylvania	3.9
Virginia	3.7
Colorado	3.6
Florida	2.8
Guam	2.8
Arizona	2.3
Alabama	2.0
Indiana	1.9
Louisiana	1.8
Missouri	1.8
Tennessee	1.8
Iowa	1.6
Oklahoma	1.4
Wisconsin	1.3
Illinois	1.0
Washington	1.0
Alaska	0.8

District of Columbia	0.8%
Maryland	0.8
Minnesota	0.8
Kentucky	0.7
West Virginia	0.7
Connecticut	0.6
Rhode Island	0.6
Delaware	0.4
New Hampshire	0.4
Oregon	0.4
U.S. Virgin Islands	0.4
Massachusetts	0.3
Nevada	0.3
South Dakota	0.3
Georgia	0.2
Nebraska	0.2
Mississippi	0.1
Multi-State	0.1
Utah	0.1
Vermont	0.1
Wyoming	0.1
Other Assets, Less Liabilities	3.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2014 (Excluding Short-Term Investment) (Unaudited)

1.	Puerto Rico Highways & Transportation Authority, Revenue Bonds (zero coupon)–5.50%, due 7/1/15–7/1/41

2.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, 5.50%, due 7/1/16–7/1/28

3.	Harris County-Houston Sports Authority, Revenue Bonds (zero coupon)–5.375%, due 11/15/15–11/15/41

4.	Detroit, Michigan Water Supply System, Revenue Bonds, 4.50%–5.25%, due 7/1/26–7/1/41

5.	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds, 5.25%–5.625%, due 4/1/28–11/15/30
6.	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, 0.14%, due 6/1/42

7.	City of New York, Unlimited General Obligation, 0.29%, due 11/1/26–4/1/35

8.	Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds, 6.75%–6.875%, due 12/31/39–6/30/43

9.	New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds, 4.75%–5.00%, due 1/1/36–1/1/46

10.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.75%–5.875%, due 6/1/30–6/1/34

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields, LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 7.62% for Investor Class shares, 7.72% for Class A shares and 7.32% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 7.85%. For the six months ended April 30, 2014, all share classes outperformed the 4.08% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index and the 6.25% return of the average Lipper2 high yield municipal debt fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, David Dowden and Scott Sprauer were added as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

Several factors contributed to the Fund’s outperformance of the Barclays Municipal Bond Index. (Contributions take weightings and total returns into account.) A higher weighting of long-maturity securities proved beneficial as the yield curve3 flattened by 51 basis points from one-year to 30-year maturities. In addition, the Fund invests in below-investment-grade bonds, which produced higher returns as credit spreads4 tightened relative to the Barclays Municipal Bond Index, which consists entirely of investment-grade bonds.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest as outlined in the Prospectus. At the end of the reporting period, the Fund’s modified duration to worst6 was approximately 7.2 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, our constructive view of the municipal market did not significantly change. At the beginning of the reporting period, we believed that the municipal market was oversold and due for a turnaround. We maintained a fully invested stance that had a slight negative effect on performance as yields drifted higher during the latter portion of 2013. This positioning, however, set the stage for strong relative performance from January through April 2014. Additionally, our belief that monoline bond insurers7 were significantly improving their claims-paying fundamentals led us to increase our exposure to Puerto Rico–insured bonds, which were trading at depressed levels because of Puerto Rico’s severe financial crisis.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund’s absolute performance was led by strong returns from the tobacco sector and insured Puerto Rico bonds. The tobacco sector continued to offer attractive yields, enticing non-traditional municipal buyers to find the bonds extremely attractive, which helped move their prices higher. Insured Puerto Rico bonds performed well during the reporting period and received an added boost in March when Standard & Poor’s upgraded the ratings on both Assured Guarantee Corp. and National Public Finance Guarantee Corp. A cash-equivalent position of 8% to 10% during the last two months of the reporting period detracted from performance as municipal prices continued to move higher.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s increase in exposure to insured Puerto Rico bonds from 0.37% to 9.2% of net assets was the only significant change to the overall structure of the Fund during the reporting period.

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Dura-tion to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

The Fund continued to discover investment opportunities in many different sectors of the market and across much of the country, as the focus remains on diversification. With the exception of a large increase in insured Puerto Rico holdings, we made only minor changes to most sector and state exposures. We trimmed exposure to California and Texas bonds during the reporting period as strong economies in those states produced high relative demand for their bonds. On the basis of relative weightings, we reduced holdings in bonds backed by charter schools and industrial development revenues and modestly increased exposure to the dedicated tax and toll road sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held underweight positions relative to the Barclays Municipal Bond Index in the state obligation and transportation sectors. As of the same date, the Fund had overweight positions relative to the Barclays Municipal Bond Index in the education, special tax and hospital sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value
Municipal Bonds 96.0%†
Alabama 2.0%
Bessemer Governmental Utility Services Corp., Revenue Bonds Insured: GTY 0.42%, due 12/1/30 (a)(b)	$5,085,000	$5,085,000
Birmingham Jefferson Civic Center, Special Tax
Series A, Insured: AMBAC 4.125%, due 7/1/17	200,000	200,038
Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	245,105
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	248,048
Series A, Insured: AMBAC 4.50%, due 7/1/23	100,000	97,681
Colbert County-Northwest Alabama Health Care Authority, Revenue Bonds 5.75%, due 6/1/27	2,500,000	2,434,900
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,250,175
Series A, Insured: NATL-RE 5.25%, due 4/1/17	430,000	430,538
Jefferson County, Limited Obligation School, Revenue Bonds
Series A 4.75%, due 1/1/25	650,000	625,306
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,602,069
Series A 5.25%, due 1/1/15	710,000	713,884
Series A 5.25%, due 1/1/16	240,000	241,313
Series A 5.25%, due 1/1/17	330,000	331,805
Series A 5.50%, due 1/1/21	2,250,000	2,250,157
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/15	1,510,000	1,503,582
Insured: AMBAC 5.00%, due 4/1/16	590,000	582,300
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,028,220
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,080,558

	Principal Amount	Value
Alabama (continued)
Jefferson County, Public Building Authority, Revenue Bonds (continued)
Insured: AMBAC 5.125%, due 4/1/21	$250,000	$232,853

		25,183,532

Alaska 0.8%
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A 5.00%, due 6/1/46	14,565,000	10,644,102

Arizona 2.3%
Apache County Industrial Development Authority, Tucson Electric Power Co. Project, Revenue Bonds
Series A 4.50%, due 3/1/30	1,500,000	1,525,890
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds 5.00%, due 2/1/42	2,690,000	2,761,070
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	3,250,000	3,145,480
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds
Series A 6.25%, due 7/1/36	875,000	863,546
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,014,820
Phoenix Industrial Development Authority, Revenue Bonds 6.75%, due 7/1/44	5,000,000	4,989,750
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds
6.00%, due 7/1/33	1,050,000	994,760
6.00%, due 7/1/43	2,250,000	2,051,077
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	65,000	65,052

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds (continued)
Series A 5.875%, due 6/1/33	$670,000	$662,014
6.10%, due 6/1/45	1,100,000	1,083,357
Pima County Industrial Development Authority, Revenue Bonds 5.375%, due 7/1/31	1,990,000	1,998,497
Pima County Industrial Development Authority, Tucson Electric Power Co. Project, Revenue Bonds 4.00%, due 9/1/29	5,040,000	4,893,336
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds
5.125%, due 3/1/42	2,340,000	2,030,395
7.875%, due 3/1/42	500,000	550,780

		28,629,824

California 13.9%
Alameda Corridor Transportation Authority, Revenue Bonds
Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,209,504
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,681,000
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	444,317
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	408,720
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds 5.65%, due 6/1/41	8,600,000	6,955,680
California County Tobacco Securitization Agency, Asset Backed, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	4,935,000	3,949,579
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,640,000	1,693,759
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,169,490

	Principal Amount	Value
California (continued)
California Municipal Finance Authority, University of La Verne, Revenue Bonds
Series A 6.25%, due 6/1/40	$500,000	$549,875
California Pollution Control Financing Authority, Revenue Bonds 0.06%, due 11/1/26 (b)	8,400,000	8,400,000
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A-1 7.375%, due 10/1/43	1,000,000	1,065,810
California School Finance Authority, Coastal Academy Project, Revenue Bonds
Series A 5.00%, due 10/1/42	1,240,000	1,156,387
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds
Series A 5.25%, due 8/1/42	1,700,000	1,555,296
Series A 5.30%, due 8/1/47	1,525,000	1,380,354
California State Public Works Board, Capital Project, Revenue Bonds
Series I-1 6.625%, due 11/1/34	980,000	984,822
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	20,000	20,493
6.00%, due 7/1/40	1,995,000	1,995,598
6.375%, due 7/1/45	2,980,000	3,015,492
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	3,744,095
7.50%, due 11/1/41	1,000,000	1,121,600
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,152,350
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	500,000	514,205
5.625%, due 11/1/33	680,000	685,222
5.875%, due 11/1/43	435,000	437,988

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Sonoma Country Day School, Revenue Bonds 4.375%, due 7/1/29	$8,100,000	$5,667,975
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	607,605
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	589,839
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/45	7,400,000	913,678
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation
Series A, Insured: RADIAN 4.375%, due 8/1/21	250,000	222,548
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation
Series A 7.00%, due 12/1/36	1,375,000	1,636,113
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	2,652,200
Series C (zero coupon), due 8/1/39	17,900,000	4,460,680
Series C (zero coupon), due 8/1/43	16,000,000	3,131,680
Series C (zero coupon), due 8/1/44	8,000,000	1,478,400
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,620,120
Series C 6.50%, due 1/15/43	5,000,000	5,506,150
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/41	10,000,000	1,725,800
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/47	5,060,000	3,856,479
Series A-2 5.30%, due 6/1/37	5,000,000	3,917,900

	Principal Amount	Value
California (continued)
Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds (continued)
Series A-1 5.75%, due 6/1/47	$8,500,000	$7,037,405
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,380,927
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation
Insured: AMBAC 5.00%, due 2/1/16	325,000	320,749
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,072,260
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,610,616
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	2,860,400
Oakley Redevelopment Agency, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	94,048
Riverside County Transportation Commission, Senior Lien, Revenue Bonds
Series A 5.75%, due 6/1/48	1,480,000	1,560,068
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	229,060
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	160,990
San Bernardino County Redevelopment Agency, Sevaine Redevelopment Project, Tax Allocation
Series A, Insured: RADIAN 5.00%, due 9/1/25	50,000	50,489
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,996,055
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation
Series D 7.00%, due 8/1/41	435,000	478,156

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C (zero coupon), due 8/1/37	$5,015,000	$1,325,565
Series C (zero coupon), due 8/1/38	2,000,000	493,180
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	265,000	159,702
Series A, Insured: NATL-RE (zero coupon), due 1/15/25	1,710,000	969,519
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	700,000	371,490
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	500,000	204,135
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	1,510,000	537,862
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	6,610,000	2,055,644
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	12,300,000	3,326,904
Series A, Insured: NATL-RE 5.25%, due 1/15/30	6,590,000	6,589,934
Series A, Insured: NATL-RE 5.375%, due 1/15/29	2,225,000	2,225,445
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation
Insured: XLCA 4.50%, due 8/1/33	690,000	687,171
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	2,391,248
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.25%, due 9/1/15	25,000	24,751
Insured: NATL-RE 4.80%, due 9/1/20	125,000	119,944
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,594,717
Insured: NATL-RE 5.25%, due 9/1/23	345,000	329,882
Insured: NATL-RE 5.25%, due 9/1/24	100,000	94,534

	Principal Amount	Value
California (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds (continued)
Insured: NATL-RE 5.25%, due 9/1/34	$350,000	$313,506
Insured: NATL-RE 5.375%, due 9/1/21	175,000	171,974
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/1/23	100,000	88,408
Series A, Insured: RADIAN 5.00%, due 9/1/24	330,000	286,602
Series A, Insured: RADIAN 5.25%, due 9/1/31	120,000	98,152
Stockton Public Financing Authority, Revenue Bonds
Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	46,691
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	70,613
Insured: NATL-RE 4.125%, due 9/1/22	100,000	93,699
Insured: NATL-RE 4.25%, due 9/1/24	215,000	197,843
Insured: NATL-RE 4.25%, due 9/1/25	20,000	18,131
Insured: NATL-RE 5.00%, due 9/1/28	2,265,000	2,108,828
Insured: NATL-RE 5.00%, due 9/1/36	150,000	136,641
Stockton Unified School District, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	1,861,037
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	48,871
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	64,345
Sutter Union High School District, Unlimited General Obligation
Series B (zero coupon), due 6/1/50	16,260,000	1,408,441

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	$13,020,000	$10,134,638
Series A 5.375%, due 6/1/38	2,100,000	1,704,066
Series A-1 5.50%, due 6/1/45	3,755,000	2,967,652
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	545,145
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,582,650
Westminster School District, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 8/1/53	25,000,000	1,831,250

		176,410,836

Colorado 3.6%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 5.00%, due 12/1/16	25,000	25,813
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A 5.375%, due 12/1/33	1,500,000	1,609,680
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (c)	8,000,000	8,016,960
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	1,000,000	954,990
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A 5.75%, due 2/1/44	4,175,000	4,325,926
Denver Convention Center Hotel Authority, Revenue Bonds
Series, Insured: XLCA 5.00%, due 12/1/35	5,800,000	5,860,378
Denver Health And Hospital Authority, Revenue Bonds
Series A 5.00%, due 12/1/39	1,750,000	1,802,325

	Principal Amount	Value
Colorado (continued)
Denver Health And Hospital Authority, Revenue Bonds (continued)
Series A 5.25%, due 12/1/45	$2,750,000	$2,882,852
Denver, United Airlines Project, Revenue Bonds 5.75%, due 10/1/32 (c)	3,000,000	3,038,760
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	3,711,550
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	151,197
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	2,620,987
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	373,461
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	667,277
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,130,614
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	219,275
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	1,660,000	516,227
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	100,000	27,309
(zero coupon), due 9/1/40	3,450,000	829,173
(zero coupon), due 9/1/41	3,925,000	886,540
Salida Hospital District, Revenue Bonds 5.25%, due 10/1/36	4,522,000	4,457,335
Tallyns Reach Metropolitan District No 3, Limited Improvement Tax Convention, General Obligation 5.125%, due 11/1/38	1,035,000	1,030,229

		46,138,858

Connecticut 0.6%
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (c)	860,000	862,915
Series A, Insured: ACA 6.60%, due 7/1/24 (c)	2,075,000	2,081,744
South Central Connecticut Regional Water Authority, Revenue Bonds
Series B-1, Insured: NATL-RE 5.00%, due 8/1/28	4,655,000	4,712,164

		7,656,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Delaware 0.4%
Delaware State Economic Development Authority, Newark Charter School, Revenue Bonds 5.00%, due 9/1/42	$1,115,000	$1,135,549
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,725,000	3,591,161

		4,726,710

District of Columbia 0.8%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,041,050
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,321,494
Insured: ACA 5.25%, due 6/1/33	4,120,000	4,119,835
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	635,000	613,086
Metropolitan Washington Airports Authority, Revenue Bonds (zero coupon), due 10/1/39	5,005,000	1,124,474

		10,219,939

Florida 2.8%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	250,000	229,663
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds
Series A 6.00%, due 9/1/40	1,000,000	1,029,050
Capital Projects Finance Authority, Revenue Bonds
Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	3,655,000	3,575,833
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds
Series B 5.625%, due 11/15/43	1,500,000	1,572,735

	Principal Amount	Value
Florida (continued)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds
Insured: GTY 5.50%, due 11/1/38	$11,205,000	$11,522,326
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,287,732
6.125%, due 6/1/43	5,000,000	5,214,600
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds 5.00%, due 11/15/29	1,825,000	1,912,819
Mid-Bay Bridge Authority, Revenue Bonds
Series A 7.25%, due 10/1/40	2,500,000	2,859,975
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,637,895
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	300,000	308,325
Palm Beach County Health Facilities Authority, Revenue Bonds
Series C 6.00%, due 6/1/21	1,000,000	1,018,980
Series A 7.50%, due 6/1/49	1,000,000	1,067,720
Sarasota Manatee Airport Authority, Revenue Bonds 0.13%, due 8/1/14 (b)	835,000	835,000
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds
Series A 7.375%, due 11/15/41	750,000	824,962

		35,897,615

Georgia 0.2%
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,038,490

Guam 2.8%
Antonio B. Won Pat International Airport Authority, Revenue Bonds
Series C 6.375%, due 10/1/43 (c)	3,000,000	3,223,890

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Guam Government, Business Privilege Tax, Revenue Bonds
Series B-1 5.00%, due 1/1/37	$1,500,000	$1,536,855
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.50%, due 11/1/40	1,290,000	1,452,992
Guam Government, Waterworks Authority, Revenue Bonds
5.50%, due 7/1/43	7,015,000	7,405,104
5.875%, due 7/1/35	3,135,000	3,169,077
6.00%, due 7/1/25	3,735,000	3,813,248
Territory of Guam, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,610,000	7,508,635
Series A 7.00%, due 11/15/39	6,980,000	7,539,726

		35,649,527

Illinois 1.0%
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds
Series A 7.125%, due 10/1/41	1,500,000	1,706,685
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds
Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,004,200
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	8,750,000	9,069,900
Illinois Finance Authority, Wesleyan University, Revenue Bonds
Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	535,249
Massac County Hospital District, Limited General Obligation
Insured: AGC 4.50%, due 11/1/31	110,000	111,310
Village of Matteson, Utility Revenue Source, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/26	200,000	187,348

		12,614,692

Indiana 1.9%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	2,285,000	2,143,559

	Principal Amount	Value
Indiana (continued)
Carmel Redevelopment District, Certificate of Participation
Series C 6.50%, due 7/15/35 (d)	$1,000,000	$1,061,340
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (c)	5,500,000	5,957,270
Hammond Local Public Improvement Bond Bank, Revenue Bonds
Series A 6.75%, due 8/15/35	1,500,000	1,525,440
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	698,710
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds 5.50%, due 8/15/40	4,825,000	4,917,929
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,511,716
Indiana Finance Authority, Private Activity Ohio River Bridge, Revenue Bonds
Series A 5.25%, due 1/1/51 (c)	2,405,000	2,498,819

		24,314,783

Iowa 1.6%
Iowa Finance Authority, Midwestern Disaster Relief Revenue, Alcoa Inc. Project, Revenue Bonds 4.75%, due 8/1/42	2,100,000	2,002,539
Iowa Higher Education Loan Authority, Wartburg College, Revenue Bonds
Series A 4.65%, due 10/1/15	1,000,000	1,000,150
Series A 5.00%, due 10/1/21	605,000	605,024
Series A 5.05%, due 10/1/24	250,000	249,187
Series A 5.10%, due 10/1/25	250,000	248,280
Series A 5.25%, due 10/1/30	170,000	163,304
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	5,332,324
Series C 5.625%, due 6/1/46	6,730,000	5,767,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.00%, due 12/1/14	$280,000	$284,026
Insured: AGC 4.50%, due 12/1/31	1,620,000	1,607,299
Insured: AGC 4.50%, due 12/1/41	960,000	912,653
Insured: AGC 5.00%, due 12/1/41	1,945,000	1,954,978

		20,127,307

Kentucky 0.7%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,085,310
Ohio County Big Rivers Electric Corp. Project, Revenue Bonds
Series A 6.00%, due 7/15/31	8,850,000	7,746,582

		8,831,892

Louisiana 1.8%
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	6,835,000	7,203,338
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,037,400
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	990,650
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	97,571
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.09%, due 10/1/33 (b)	4,500,000	4,500,000
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds
Series A 5.75%, due 7/1/39	6,145,000	5,884,759

		22,713,718

	Principal Amount	Value
Maryland 0.8%
Baltimore Convention Center, Revenue Bonds
Series A, Insured: XLCA 4.60%, due 9/1/30	$720,000	$686,513
Series A, Insured: XLCA 5.25%, due 9/1/23	210,000	218,022
Series A, Insured: XLCA 5.25%, due 9/1/26	180,000	184,435
Series A, Insured: XLCA 5.25%, due 9/1/27	275,000	281,160
Series A, Insured: XLCA 5.25%, due 9/1/28	100,000	102,017
Series A, Insured: XLCA 5.25%, due 9/1/39	2,350,000	2,266,904
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,091,370
Maryland Health & Higher Educational Facilities Authority, Holton Arms School, Revenue Bonds 0.15%, due 7/1/32 (b)	2,520,000	2,520,000
Westminster Economic Development, Revenue Bonds 0.15%, due 5/1/34 (b)	3,305,000	3,305,000

		10,655,421

Massachusetts 0.3%
Massachusetts Development Finance Agency, Eastern Nazarene College, Revenue Bonds 5.625%, due 4/1/19	120,000	120,027
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds
Series A 6.50%, due 11/15/43	2,000,000	2,029,720
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds
Insured: RADIAN 5.00%, due 9/1/35	100,000	98,383
Massachusetts State Health & Educational Facilities Authority, Fisher College, Revenue Bonds
Series A 5.125%, due 4/1/37	500,000	484,575

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds
Series C 5.125%, due 7/1/35	$1,565,000	$1,608,601

		4,341,306

Michigan 6.4%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	554,087
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,015,000	1,008,413
6.00%, due 6/1/33	1,000,000	965,810
Central Plains Energy, Project No. 3, Revenue Bonds
Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	280,609
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	992,408
5.125%, due 11/1/35	605,000	562,196
City of Detroit, General Obligation
Series B, Insured: AGM 5.00%, due 4/1/24	150,000	144,063
Detroit, Michigan Sewage Disposal System, Revenue Bonds
Senior Lean—Series A, Insured: NATL-RE 5.00%, due 7/1/34	690,000	666,982
Second Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/35	590,000	569,562
Second Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/36	250,000	241,375
♦Detroit, Michigan Water Supply System, Revenue Bonds
Senior Lien—Series C 4.50%, due 7/1/27	165,000	153,702
Senior Lien—Series A, Insured: NATL-RE 4.50%, due 7/1/35	2,850,000	2,573,521
Senior Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/26	4,000,000	3,938,840
Senior Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/30	210,000	204,467

	Principal Amount	Value
Michigan (continued)
Detroit, Michigan Water Supply System, Revenue Bonds (continued)
Senior Lien—Series D, Insured: NATL-RE 5.00%, due 7/1/33	$645,000	$624,250
Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,711,898
Series C 5.00%, due 7/1/41	355,000	331,322
Senior Lien—Series A 5.25%, due 7/1/41	9,820,000	9,576,464
Detroit, Unlimited General Obligation
Series A-1, Insured: AMBAC 4.60%, due 4/1/24	130,000	109,768
Series A, Insured: XLCA 5.25%, due 4/1/17	1,500,000	1,396,530
Series A, Insured: XLCA 5.25%, due 4/1/18	2,935,000	2,705,307
Series A, Insured: XLCA 5.25%, due 4/1/19	750,000	654,923
Series A-1, Insured: AMBAC 5.25%, due 4/1/22	375,000	337,091
Series A-1, Insured: AMBAC 5.25%, due 4/1/24	295,000	262,633
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds
Series A 5.25%, due 7/1/39	1,955,000	1,612,269
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds
Series A 8.00%, due 10/1/30	1,250,000	1,234,162
Michigan Finance Authority, Public School Academy, Revenue Bonds
5.75%, due 2/1/33	3,500,000	3,440,570
7.00%, due 10/1/31	2,120,000	2,244,020
7.00%, due 10/1/36	1,740,000	1,832,220
7.50%, due 11/1/40	855,000	925,597
8.00%, due 7/15/41	2,000,000	2,004,860
Michigan Finance Authority, Revenue Bonds
Series A 5.00%, due 6/1/39	5,045,000	4,918,068
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds
5.875%, due 12/1/28	2,360,000	2,389,193

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds (continued)
6.125%, due 12/1/33	$4,100,000	$4,159,286
6.125%, due 12/1/37	980,000	991,789
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	311,936
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	535,820
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	5,105,000	5,249,267
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,345,500
Michigan State Housing Development Authority, Revenue Bonds
Series A 0.11%, due 10/1/37 (b)(c)	3,430,000	3,430,000
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,500,000	3,424,155
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	6,335,000	5,263,815
Series A 6.00%, due 6/1/48	4,545,000	3,693,176

		81,571,924

Minnesota 0.8%
Minneapolis, St. Paul Housing & Redevelopment Authority, Children’s Hospital Clinic, Revenue Bonds
Series A, Insured: AGM 0.13%, due 8/15/37 (b)	4,650,000	4,650,000
Minneapolis, St. Paul Housing & Redevelopment Authority, Health Care Facilities- Children’s, Revenue Bonds
Series A, Insured: AGM 0.13%, due 8/15/34 (b)	2,850,000	2,850,000

	Principal Amount	Value
Minnesota (continued)
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds
Series A 6.625%, due 9/1/42	$1,000,000	$1,070,960
St. Paul Port Authority, Energy Park Utility Co. Project, Revenue Bonds
5.45%, due 8/1/28 (c)	250,000	247,173
5.70%, due 8/1/36 (c)	1,250,000	1,242,387

		10,060,520

Mississippi 0.1%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds
Series A 6.75%, due 10/1/36	1,250,000	1,429,075

Missouri 1.8%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	524,490
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	505,000	492,895
5.50%, due 6/1/29	3,510,000	3,134,184
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,054,600
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,720,000	1,725,315
6.00%, due 5/1/42	2,800,000	2,802,772
Lee’s Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,535,985
Missouri Health & Educational Facilities Authority, Saint Louis University, Revenue Bonds
Series B 0.14%, due 10/1/24 (b)	11,500,000	11,500,000

		22,770,241

Nebraska 0.2%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds
Series B 6.75%, due 6/1/35	2,755,000	2,947,795

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Nevada 0.3%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: RADIAN 4.625%, due 4/1/37	$1,645,000	$1,482,457
Insured: RADIAN 5.00%, due 4/1/27	775,000	779,247
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds
Series A, Insured: AMBAC 4.50%, due 6/1/37	1,065,000	794,139
Reno, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,155,000	259,563

		3,315,406

New Hampshire 0.4%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: RADIAN ACA (zero coupon), due 1/1/17	1,355,000	1,126,778
Series B, Insured: ACA (zero coupon), due 1/1/26	1,480,000	582,661
Series A, Insured: ACA 6.75%, due 1/1/15	350,000	349,594
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	2,857,996

		4,917,029

New Jersey 4.6%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds
Series A 5.75%, due 2/15/34	1,000,000	1,007,540
Middlesex County Improvement Authority, George Street Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/15/35	160,000	162,272
New Jersey Economic Development Authority, Applewood Estates Project, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 10/1/25	290,000	308,026
Series A, Insured: RADIAN 5.00%, due 10/1/35	3,880,000	4,121,181

	Principal Amount	Value
New Jersey (continued)
♦New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (c)	$4,920,000	$4,991,980
5.50%, due 4/1/28 (c)	180,000	180,020
Series A 5.625%, due 11/15/30 (c)	8,085,000	8,342,831
Series B 5.625%, due 11/15/30 (c)	7,000,000	7,223,230
New Jersey Economic Development Authority, Continental Airlines, Revenue Bonds 5.75%, due 9/15/27 (c)	3,335,000	3,440,886
New Jersey Economic Development Authority, Paterson Charter School, Revenue Bonds
Series C 5.00%, due 7/1/32	775,000	733,328
Series C 5.30%, due 7/1/44	4,290,000	4,061,515
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	630,000	646,960
Series A 6.00%, due 7/1/32	650,000	674,563
Series A 6.10%, due 7/1/44	1,900,000	1,958,919
New Jersey Economic Development Authority, Revenue Bonds
5.125%, due 1/1/34 (c)	3,000,000	3,159,210
Insured: AGM 5.125%, due 7/1/42 (c)	250,000	264,338
5.375%, due 1/1/43 (c)	2,000,000	2,113,360
6.00%, due 10/1/43	2,205,000	2,291,656
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	197,622
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds
Series A 5.125%, due 6/15/43 (c)	2,000,000	2,012,420
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 5.75%, due 7/1/37	2,000,000	2,007,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	$120,000	$109,291
Series B (zero coupon), due 7/1/31	205,000	87,469
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 6.25%, due 7/1/35	1,325,000	1,396,735
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.625%, due 6/1/26	2,460,000	2,174,960
Series 1A 5.00%, due 6/1/29	5,000,000	4,291,950

		57,959,782

New York 6.4%
♦City of New York, Unlimited General Obligation
Series A-6, Insured: AGM 0.29%, due 11/1/26 (b)	5,650,000	5,650,000
Series H-5 0.29%, due 3/1/34 (b)	11,385,000	11,385,000
Series L-5 0.29%, due 4/1/35 (b)	2,650,000	2,650,000
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,590,000	1,214,108
Series A-3 5.125%, due 6/1/46	5,015,000	3,653,428
New York City Industrial Development Agency, British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (c)	920,000	900,192
♦New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 4.75%, due 1/1/42	2,430,000	2,255,234
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,498,905
Insured: AMBAC 5.00%, due 1/1/39	5,220,000	5,150,417
Insured: AMBAC 5.00%, due 1/1/46	8,955,000	8,684,380

	Principal Amount	Value
New York (continued)
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds
Series B 5.00%, due 12/1/28	$1,000,000	$979,680
Series B 5.25%, due 12/1/36	2,500,000	2,448,075
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A-3 0.29%, due 8/1/22 (b)	1,200,000	1,200,000
Series 2A 0.29%, due 11/1/22 (b)	8,000,000	8,000,000
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,090,230
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	795,570
Series A 5.00%, due 6/15/26	960,000	967,277
Series A 5.50%, due 6/15/31	750,000	759,008
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	7,500,000	7,067,700
Orange County Funding Corp., Revenue Bonds
Series A 5.00%, due 7/1/42	1,430,000	1,458,243
Southampton Housing Authority, Revenue Bonds 3.50%, due 5/15/47	300,000	253,101
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,080,490
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	720,000	595,915
Series 1 5.125%, due 6/1/42	6,185,000	4,980,842
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A 5.50%, due 5/1/42	6,205,000	6,521,641

		81,239,436

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Ohio 3.9%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	$6,050,000	$6,356,130
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Revenue Bonds
Series A-2 5.125%, due 6/1/24	6,400,000	5,531,328
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.75%, due 6/1/34	9,525,000	7,830,407
Series A-2 5.875%, due 6/1/30	11,215,000	9,396,151
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18 (e)	710,000	108,346
7.35%, due 12/1/31 (e)	6,000,000	915,600
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds
Insured: AMBAC 4.25%, due 8/1/15	210,000	211,930
Insured: AMBAC 4.50%, due 8/1/36	995,000	860,068
Insured: AMBAC 5.00%, due 8/1/21	125,000	126,306
Insured: AMBAC 5.00%, due 8/1/28	110,000	106,080
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,676,525
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	2,330,000	2,370,845
Muskingum County, Ohio Hospital Facilities, Genesis Healthcare System Project, Revenue Bonds
5.00%, due 2/15/33	3,340,000	3,093,976
5.00%, due 2/15/44	5,550,000	4,894,878
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
5.75%, due 12/1/32	1,000,000	992,620
6.00%, due 12/1/42	2,000,000	1,983,660

	Principal Amount	Value
Ohio (continued)
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds
Series G 4.875%, due 5/15/25	$500,000	$495,570
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation
Series B 6.875%, due 5/15/40	1,250,000	1,337,312

		49,287,732

Oklahoma 1.4%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	6,976,637
Tulsa Airports Improvement Trust, Revenue Bonds
Series A 5.50%, due 6/1/35 (c)	10,000,000	10,106,300
Series B 5.50%, due 12/1/35 (c)	1,250,000	1,263,287

		18,346,224

Oregon 0.4%
Forest Grove, Campus Improvement-Pacific University Project, Revenue Bonds
Series A 5.00%, due 5/1/40	1,570,000	1,623,867
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	3,000,000	3,090,780

		4,714,647

Pennsylvania 3.8%
Aleppo Township, Sewer Revenue, Revenue Bonds
5.75%, due 12/1/36	1,220,000	1,240,252
5.75%, due 12/1/41	1,055,000	1,073,030
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,090,560
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	2,667,855
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds
Series A 6.75%, due 8/15/35	300,000	320,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds
5.25%, due 1/1/32	$300,000	$298,440
5.25%, due 1/1/41	2,600,000	2,476,266
Delaware County Authority, White Horse Village Project, Revenue Bonds 0.08%, due 7/1/36 (b)	6,610,000	6,610,000
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds
Series A, Insured: RADIAN 4.50%, due 7/1/23	340,000	331,745
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds
Series B 6.00%, due 9/1/36 (d)(e)	2,600,000	1,321,502
Harrisburg Authority, Revenue Bonds 5.25%, due 7/15/31	2,000,000	1,883,140
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	111,563
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	64,415
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 9/15/14	70,000	68,398
Series F, Insured: AMBAC (zero coupon), due 9/15/14	515,000	503,217
Series D, Insured: AMBAC (zero coupon), due 3/15/15	425,000	402,394
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	435,533
Series F, Insured: AMBAC (zero coupon), due 9/15/15	455,000	417,554
Series D, Insured: AMBAC (zero coupon), due 3/15/16	430,000	381,780
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	275,237
Series D, Insured: AMBAC (zero coupon), due 9/15/16	235,000	202,135
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	356,962
Series F, Insured: AMBAC (zero coupon), due 3/15/17	35,000	29,165
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	161,482
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	308,228

	Principal Amount	Value
Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series D, Insured: AMBAC (zero coupon), due 9/15/18	$445,000	$331,636
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	201,218
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	86,201
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	9,852
Series F, Insured: AMBAC (zero coupon), due 9/15/20	280,000	177,439
Series F, Insured: AMBAC (zero coupon), due 9/15/22	210,000	111,670
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds
Series A 5.25%, due 3/1/42	1,450,000	1,505,042
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds
Series B 8.00%, due 5/1/29	245,000	279,511
Pennsylvania Higher Educational Facilities Authority, AICUP Financing Program, Valley College, Revenue Bonds 5.00%, due 11/1/42	535,000	524,642
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,089,420
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/15/33	150,000	146,088
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	1,040,343
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,638,350
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,001,320

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	$480,000	$484,051
Philadelphia Authority for Industrial Development, First Philadelphia Perpartory Charter School Project, Revenue Bonds
Series A 7.25%, due 6/15/43	4,500,000	4,634,370
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,045,790
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19	255,000	95,622
5.25%, due 9/1/26	1,500,000	562,485
5.25%, due 9/1/31	2,425,000	909,351
5.25%, due 9/1/36	1,125,000	421,864
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,567,860
Scranton Parking Authority, Revenue Bonds Insured: RADIAN 5.25%, due 6/1/34	135,000	109,590
Scranton, Unlimited General Obligation
Series A 7.25%, due 9/1/23	2,000,000	1,835,340
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,330,308
York General Authority, York City Recreation Corp., Revenue Bonds
Insured: AMBAC 5.50%, due 5/1/15	655,000	666,993
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,494,234
York, Unlimited General Obligation 7.25%, due 11/15/41	1,355,000	1,517,017

		48,848,536

Puerto Rico 9.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien—Series A, Insured: GTY 5.00%, due 7/1/28	555,000	526,323

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: GTY 4.00%, due 7/1/16	$100,000	$99,852
Series A, Insured: AMBAC 5.50%, due 7/1/19	235,000	233,108
Series A, Insured: NATL-RE 5.50%, due 7/1/20	6,235,000	6,371,422
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	735,000	654,231
Series A, Insured: AGM 5.25%, due 7/1/24	235,000	231,170
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,055,000	6,765,039
Series A, Insured: NATL-RE 5.50%, due 7/1/16	980,000	1,000,992
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,120,000	5,274,931
Puerto Rico Electric Power Authority, Revenue Bonds
Series SS, Insured: NATL-RE 5.00%, due 7/1/15	1,000,000	1,013,780
Insured: NATL-RE 5.00%, due 7/1/23	4,395,000	4,207,553
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	240,000	225,485
Insured: AGC 5.00%, due 7/1/26	2,000,000	1,906,860
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	141,282
Series NN, Insured: NATL-RE 5.25%, due 7/1/19	775,000	789,678
Series NN, Insured: NATL-RE 5.25%, due 7/1/21	5,000,000	5,004,050
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/15	425,000	400,333
Series 2148, Insured: AGC 1.27%, due 7/1/41 (a)(b)	11,120,000	11,120,000
Series A, Insured: NATL-RE 4.75%, due 7/1/38	185,000	157,350
Series A, Insured: AGM 4.75%, due 7/1/38	120,000	103,303
Series AA, Insured: AGM 4.95%, due 7/1/26	2,155,000	2,065,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Insured: NATL-RE 5.00%, due 7/1/28	$150,000	$138,228
Series D, Insured: AGM 5.00%, due 7/1/32	120,000	110,562
Series M, Insured: RADIAN 5.00%, due 7/1/32	160,000	112,275
Series BB, Insured: AMBAC 5.25%, due 7/1/17	1,110,000	1,099,399
5.25%, due 7/1/31	1,610,000	1,391,507
Series CC, Insured: AGM 5.25%, due 7/1/32	2,215,000	2,060,282
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,540,000	5,129,375
Series N, Insured: GTY 5.25%, due 7/1/34	125,000	117,869
Series N, Insured: GTY 5.25%, due 7/1/36	1,155,000	1,078,943
Insured: AGM 5.50%, due 7/1/25	2,025,000	2,018,155
Insured: NATL-RE 5.50%, due 7/1/28	1,700,000	1,647,844
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	4,786,551
Insured: AMBAC 5.50%, due 7/1/29	1,000,000	901,680
Series CC, Insured: AGM 5.50%, due 7/1/29	150,000	147,266
Series CC, Insured: AGM 5.50%, due 7/1/31	3,825,000	3,688,869
Puerto Rico Industrial Tourist Educational Medical And Environmental Control Facility, University Plaza Project, Revenue Bonds
Series A, Insured: NATL-RE 5.00%, due 7/1/33	1,855,000	1,664,714
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/16	3,280,000	3,281,050
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,187,624
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,400,000	4,370,564
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,250,000	1,199,500
Series C, Insured: AMBAC 5.50%, due 7/1/24	100,000	94,913

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (continued)
Series C, Insured: AMBAC 5.50%, due 7/1/25	$8,160,000	$7,653,754
Series C, Insured: AMBAC 5.50%, due 7/1/26	6,505,000	6,024,931
Series C, Insured: AMBAC 5.50%, due 7/1/27	3,520,000	3,231,782
Series C, Insured: AMBAC 5.50%, due 7/1/28	2,675,000	2,434,063
Puerto Rico Municipal Finance Agency, General Obligation
Series A, Insured: AGM 5.00%, due 8/1/27	2,235,000	2,106,532
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/30	500,000	466,195
Puerto Rico Public Buildings Authority, Revenue Bonds
Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,037,880
Series K, Insured: AGM 5.25%, due 7/1/27	380,000	367,867
Series H, Insured: AMBAC 5.50%, due 7/1/16	3,250,000	3,251,040
Series H, Insured: AMBAC 5.50%, due 7/1/17	310,000	309,262
University of Puerto Rico, Revenue Bonds
Series P, Insured: NATL-RE 5.00%, due 6/1/25	150,000	141,923

		116,544,579

Rhode Island 0.6%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: RADIAN (zero coupon), due 9/1/24	1,735,000	826,068
Series A, Insured: RADIAN (zero coupon), due 9/1/26	685,000	277,521
Series A, Insured: RADIAN (zero coupon), due 9/1/29	1,835,000	588,026
Series A, Insured: RADIAN (zero coupon), due 9/1/30	1,835,000	541,692
Series A, Insured: RADIAN (zero coupon), due 9/1/32	1,500,000	381,360
Series A, Insured: RADIAN (zero coupon), due 9/1/34	1,000,000	216,830
Series A, Insured: RADIAN (zero coupon), due 9/1/35	280,000	56,316

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: RADIAN (zero coupon), due 9/1/36	$445,000	$80,696
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,001,370
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds
Series A 6.125%, due 6/1/32	205,000	204,998
Woonsocket, Unlimited General Obligation
Insured: NATL-RE 5.75%, due 10/1/14	520,000	520,037
Insured: NATL-RE 5.75%, due 10/1/15	500,000	499,995
Insured: NATL-RE 5.75%, due 10/1/16	530,000	529,952
Insured: NATL-RE 6.00%, due 10/1/17	1,200,000	1,199,916
Insured: NATL-RE 6.00%, due 10/1/18	695,000	694,938

		7,619,715

South Dakota 0.3%
South Dakota Health & Educational Facilities Authority, Revenue Bonds
Series E 5.00%, due 11/1/42	3,150,000	3,264,755

Tennessee 1.8%
Chattanooga Health Educational & Housing Facility Board, CDFI Phase Project, Revenue Bonds
Series A 5.125%, due 10/1/35	2,000,000	2,003,840
Series B 6.00%, due 10/1/35	500,000	504,495
Franklin Public Building Authority, Revenue Bonds 0.29%, due 6/1/37 (b)	400,000	400,000
♦Shelby County Health Educational & Housing Facilities Board, Revenue Bonds
Insured: AGM 0.14%, due 6/1/42 (b)	20,000,000	20,000,000

		22,908,335

	Principal Amount	Value
Texas 7.9%
Arlington Higher Education Finance Corp., University Academy, Revenue Bonds
Series A 7.00%, due 3/1/34	$375,000	$381,356
Series A 7.125%, due 3/1/44	1,530,000	1,553,057
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 4.30%, due 1/1/33	1,925,000	1,723,722
Series A, Insured: XLCA 5.00%, due 1/1/34	3,020,000	2,953,228
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	692,130
(zero coupon), due 1/1/33	205,000	78,048
(zero coupon), due 1/1/34	3,275,000	1,159,317
(zero coupon), due 1/1/35	3,700,000	1,239,426
(zero coupon), due 1/1/36	2,000,000	631,420
(zero coupon), due 1/1/39	3,500,000	923,755
5.00%, due 1/1/33	1,200,000	1,208,484
6.75%, due 1/1/41	7,500,000	8,499,300
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,883,227
6.00%, due 8/15/43	3,500,000	3,903,865
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,607,400
♦Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	1,350,000	1,247,886
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	180,000	157,630
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	850,000	667,599
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	266,058
Series B, Insured: NATL-RE (zero coupon), due 11/15/20	285,000	200,649
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	2,565,000	1,620,131
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	835,000	477,862
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	302,712
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	630,000	258,684
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	1,000,000	380,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	$570,000	$189,958
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	83,140
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	276,897
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	57,361
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,535,000	469,326
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	518,558
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	36,815,000	8,703,434
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,365,000	299,290
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	312,762
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	1,060,000	219,632
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	357,570
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	124,467
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	110,295
Series B, Insured: NATL-RE 5.25%, due 11/15/40	4,120,000	4,121,112
Series G, Insured: NATL-RE 5.375%, due 11/15/41	195,000	195,055
Houston Airport System Revenue, Special Facilities Continental Airlines, Revenue Bonds
Series B 6.125%, due 7/15/27 (c)	175,000	175,096
Series A 6.625%, due 7/15/38 (c)	1,000,000	1,090,610
Series E 7.00%, due 7/1/29 (c)	500,000	500,160
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.875%, due 5/15/41	1,700,000	2,013,225
Lufkin Health Facilities Development Corp., Memorial Health System, Revenue Bonds 5.50%, due 2/15/37	2,150,000	2,188,721

	Principal Amount	Value
Texas (continued)
New Hope Cultural Education Facilities Corp., Stephenville Tarleton, Revenue Bonds
Series A 6.00%, due 4/1/45	$3,550,000	$3,639,247
North Texas Education Finance Corp., Revenue Bonds
Series A 5.25%, due 12/1/47	7,205,000	7,461,714
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds
Series A 6.70%, due 8/15/40	1,000,000	1,148,270
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,580,315
7.50%, due 6/30/33	750,000	893,498
♦Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (c)	11,500,000	13,077,685
6.875%, due 12/31/39	5,050,000	5,777,907
Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Revenue Bonds
Series A 5.375%, due 2/15/37	500,000	502,980
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds
Series A 6.25%, due 9/1/36	1,300,000	1,307,202
Texas State Turnpike Authority, Central Texas System, Revenue Bonds
Insured: AMBAC (zero coupon), due 8/15/37	155,000	38,301
Travis County Cultural Education Facilities Finance Corp., Wayside Schools, Revenue Bonds
Series A 5.25%, due 8/15/42	1,250,000	1,186,438
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,108,840

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Tyler Health Facilities Development Corp., Revenue Bonds
Series A 5.375%, due 11/1/37	$5,090,000	$5,129,498

		100,875,860

U.S. Virgin Islands 0.4%
Virgin Islands Water & Power Authority, Revenue Bonds 5.50%, due 7/1/17	5,210,000	5,225,630

Utah 0.1%
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds
Series A 7.75%, due 3/15/39	700,000	758,086
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds
Series A 7.00%, due 7/15/45	600,000	643,146

		1,401,232

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: RADIAN 4.75%, due 8/15/36	500,000	432,500
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	141,600

		574,100

Virginia 3.7%
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.13%, due 10/1/37 (b)	8,700,000	8,700,000
Route 460 Funding Corp., Revenue Bonds
Senior Lien, Series-A 5.125%, due 7/1/49	6,675,000	6,848,884
Stafford County & Staunton Industrial Development Authority, Chesterfield County Economic Development, Revenue Bonds
Series B, Insured: XLCA 5.00%, due 8/1/37	2,450,000	2,485,402

	Principal Amount	Value
Virginia (continued)
Tobacco Settlement Financing Corp., Revenue Bonds
Series B1 5.00%, due 6/1/47	$10,000,000	$7,171,900
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds
5.50%, due 1/1/42 (c)	10,000,000	10,450,600
6.00%, due 1/1/37 (c)	1,300,000	1,414,374
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (c)	10,000,000	10,011,900
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.11%, due 7/1/30 (b)	65,000	65,000

		47,148,060

Washington 1.0%
Greater Wenatchee Regional Events, Center Public Facilities District, Revenue Bonds
Series A 5.50%, due 9/1/42	1,500,000	1,508,340
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,052,700
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (c)	1,825,000	1,773,225
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	5,895,000	5,968,982
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	2,852,370

		13,155,617

West Virginia 0.7%
Brooke County, Bethany College, Revenue Bonds
Series A 6.75%, due 10/1/37	1,885,000	2,059,645

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
West Virginia (continued)
Ohio County Building Commission, Brooke County, Wheeling Jesuit University Project, Revenue Bonds
Series B 5.25%, due 6/1/15	$360,000	$366,606
Ohio County, Special District Excise Tax Revenue, FT Hendry Economic Development, Revenue Bonds
Series B 5.625%, due 3/1/36	1,250,000	1,277,200
Ohio County, Wheeling Jesuit, Revenue Bonds
Series A 5.50%, due 6/1/36	990,000	954,420
West Virginia Hospital Finance Authority, United Health System, Revenue Bonds
Series B 0.09%, due 6/1/41 (b)	4,800,000	4,800,000

		9,457,871

Wisconsin 1.3%
Menasha, Unlimited General Obligation 4.40%, due 9/1/17	100,000	95,191
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds
Series A 8.25%, due 6/1/46	1,000,000	1,152,640
Public Finance Authority, Charter School Revenue, Explore Knowledge Foundation Project, Revenue Bonds
Series A 5.75%, due 7/15/32	1,820,000	1,862,825
Series A 6.00%, due 7/15/42	865,000	886,288
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,250,737
5.75%, due 4/1/42	3,375,000	3,391,841
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (c)	1,670,000	1,599,960
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	120,000	100,056

	Principal Amount	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	$2,450,000	$2,332,988
5.375%, due 2/1/48	4,400,000	4,226,420

		16,898,946

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds
Series B 6.50%, due 6/1/27	500,000	566,750
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	986,005

		1,552,755

Total Municipal Bonds (Cost $1,181,858,302)		1,221,831,177

	Shares
Closed-End Funds 0.3%
California 0.1%
BlackRock MuniYield California Insured Fund, Inc.	13,566	201,591
Nuveen California Municipal Market Opportunity Fund	31,970	471,238

		672,829

Michigan 0.0%‡
Nuveen Michigan Quality Income	24,503	338,141

Multi-State 0.1%
Blackrock MuniYield Fund, Inc.	54,000	763,560
Nuveen Dividend Advantage Municipal Fund 2	38,744	536,217

		1,299,777

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	3,713	50,348

Pennsylvania 0.1%
Nuveen Pennsylvania Investment Quality Municipal Fund	96,668	1,330,152

Total Closed-End Funds (Cost $3,192,887)		3,691,247

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Fund 0.1%
Multi-State 0.1%
SPDR Nuveen S&P High Yield Municipal Bond ETF	18,000	$996,300

Total Exchange-Traded Fund (Cost $1,000,260)		996,300

Total Investments (Cost $1,186,651,449) (h)	96.3%	1,226,518,724
Other Assets, Less Liabilities	3.7	46,614,332
Net Assets	100.0%	$1,273,133,056

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.00%)‡
United States Treasury Notes June 2014 (10 Year) (g)	(400)	$(157,110)

Total Futures Contracts (Notional Amount $49,768,750)		$(157,110)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown was the rate in effect as of April 30, 2014.
(c)	Interest on these securities was subject to alternative minimum tax.

(d)	Illiquid security—The total market value of these securities as of April 30, 2014, was $2,382,842, which represented 0.2% of the Fund’s net assets.

(e)	Issue in default.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(g)	As of April 30, 2014, cash in the amount of $520,000 was on deposit with a broker for futures transactions.

(h)	As of April 30, 2014, cost was $1,187,154,401 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$57,817,637
Gross unrealized depreciation	(18,453,314)

Net unrealized appreciation	$39,364,323

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

ETF—Exchange-Traded Fund

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

SPDR—Standard & Poor’s Depositary Receipt

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,221,831,177	$—	$1,221,831,177
Closed-End Funds	3,691,247	—	—	3,691,247
Exchange-Traded Fund	996,300	—	—	996,300

Total Investments in Securities	$4,687,547	$1,221,831,177	$—	$1,226,518,724

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(157,110)	$—	$—	$(157,110)

Total Other Financial Instruments	$(157,110)	$—	$—	$(157,110)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,186,651,449)	$1,226,518,724
Cash	6,057,534
Cash collateral on deposit at broker	520,000
Receivables:
Fund shares sold	45,636,074
Dividends and interest	18,059,545
Investment securities sold	5,235,897
Other assets	89,019

Total assets	1,302,116,793

Liabilities
Payables:
Investment securities purchased	23,927,973
Fund shares redeemed	2,811,896
Manager (See Note 3)	537,033
NYLIFE Distributors (See Note 3)	263,351
Variation margin on futures contracts	168,750
Transfer agent (See Note 3)	92,366
Shareholder communication	50,736
Professional fees	39,173
Trustees	1,348
Accrued expenses	5,221
Dividend payable	1,085,890

Total liabilities	28,983,737

Net assets	$1,273,133,056

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$111,172
Additional paid-in capital	1,235,790,245

1,235,901,417
Distributions in excess of net investment income	(96,727)
Accumulated net realized gain (loss) on investments and futures transactions	(2,381,799)
Net unrealized appreciation (depreciation) on investments and futures contracts	39,710,165

Net assets	$1,273,133,056

Investor Class
Net assets applicable to outstanding shares	$2,298,552

Shares of beneficial interest outstanding	200,922

Net asset value per share outstanding	$11.44
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$11.98

Class A
Net assets applicable to outstanding shares	$463,555,245

Shares of beneficial interest outstanding	40,466,937

Net asset value per share outstanding	$11.46
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$12.00

Class C
Net assets applicable to outstanding shares	$215,043,082

Shares of beneficial interest outstanding	18,818,071

Net asset value and offering price per share outstanding	$11.43

Class I
Net assets applicable to outstanding shares	$592,236,177

Shares of beneficial interest outstanding	51,686,012

Net asset value and offering price per share outstanding	$11.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$29,108,073
Dividends	146,356

Total income	29,254,429

Expenses
Manager (See Note 3)	2,794,137
Distribution/Service—Investor Class (See Note 3)	2,800
Distribution/Service—Class A (See Note 3)	482,674
Distribution/Service—Class C (See Note 3)	937,529
Transfer agent (See Note 3)	283,170
Registration	57,718
Shareholder communication	42,204
Professional fees	41,991
Custodian	16,465
Trustees	8,938
Miscellaneous	13,970

Total expenses before waiver/reimbursement	4,681,596
Expense waiver/reimbursement from Manager (See Note 3)	(54,701)

Net expenses	4,626,895

Net investment income (loss)	24,627,534

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on investments	898,583

Net change in unrealized appreciation (depreciation) on:
Investments	52,276,972
Futures contracts	(157,110)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	52,119,862

Net realized and unrealized gain (loss) on investments and futures transactions	53,018,445

Net increase (decrease) in net assets resulting from operations	$77,645,979

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,627,534	$45,276,263
Net realized gain (loss) on investments and futures transactions	898,583	(3,268,223)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	52,119,862	(82,957,191)

Net increase (decrease) in net assets resulting from operations	77,645,979	(40,949,151)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(54,908)	(101,852)
Class A	(9,427,941)	(19,582,072)
Class C	(3,858,842)	(8,218,405)
Class I	(11,285,843)	(17,374,078)

	(24,627,534)	(45,276,407)

From net realized gain on investments:
Investor Class	—	(4,820)
Class A	—	(1,158,741)
Class C	—	(524,093)
Class I	—	(825,322)

	—	(2,512,976)

Total dividends and distributions to shareholders	(24,627,534)	(47,789,383)

Capital share transactions:
Net proceeds from sale of shares	534,197,082	680,495,303
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,531,426	33,422,100
Cost of shares redeemed	(301,617,432)	(682,922,877)

Increase (decrease) in net assets derived from capital share transactions	251,111,076	30,994,526

Net increase (decrease) in net assets	304,129,521	(57,744,008)

Net Assets
Beginning of period	969,003,535	1,026,747,543

End of period	$1,273,133,056	$969,003,535

Distributions in excess of net investment income at end of period	$(96,727)	$(96,727)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			March 31, 2010** through October 31,
Investor Class	2014*		2013	2012	2011	2010
Net asset value at beginning of period	$10.89		$11.90	$10.57	$10.75	$10.00

Net investment income (loss)	0.27		0.53	0.51 (a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.55		(0.98)	1.33	(0.17)	0.75

Total from investment operations	0.82		(0.45)	1.84	0.40	1.02

Less dividends and distributions:
From net investment income	(0.27)		(0.53)	(0.51)	(0.55)	(0.27)
From net realized gain on investments	—		(0.03)	—	(0.03)	—

Total dividends and distributions	(0.27)		(0.56)	(0.51)	(0.58)	(0.27)

Net asset value at end of period	$11.44		$10.89	$11.90	$10.57	$10.75

Total investment return (b)	7.62	%(c)	(3.99%)	17.80%	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.90	%††	4.55%	4.48%	5.58%	5.03	%††
Net expenses	0.91	%††	0.89%	0.87%	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.92	%††	0.92%	0.93%	1.09%	1.73	%††
Portfolio turnover rate	28%		95%	117%	154%	163%
Net assets at end of period (in 000’s)	$2,299		$2,298	$1,902	$989	$598

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,			March 31, 2010** through October 31,
Class A	2014*		2013	2012	2011	2010
Net asset value at beginning of period	$10.90		$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.27		0.53	0.50 (a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.56		(0.99)	1.35	(0.19)	0.78

Total from investment operations	0.83		(0.46)	1.85	0.39	1.05

Less dividends and distributions:
From net investment income	(0.27)		(0.53)	(0.51)	(0.55)	(0.28)
From net realized gain on investments	—		(0.03)	—	(0.03)	—

Total dividends and distributions	(0.27)		(0.56)	(0.51)	(0.58)	(0.28)

Net asset value at end of period	$11.46		$10.90	$11.92	$10.58	$10.77

Total investment return (b)	7.72	%(c)	(4.05%)	17.89%	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.88	%††	4.53%	4.41%	5.58%	5.20	%††
Net expenses	0.87	%††	0.87%	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.88	%††	0.90%	0.91%	1.04%	1.58	%††
Portfolio turnover rate	28%		95%	117%	154%	163%
Net assets at end of period (in 000’s)	$463,555		$379,277	$489,759	$150,071	$23,062

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			March 31, 2010** through October 31,
Class C	2014*		2013	2012	2011	2010
Net asset value at beginning of period	$10.87		$11.89	$10.56	$10.75	$10.00

Net investment income (loss)	0.23		0.44	0.41 (a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.56		(0.99)	1.34	(0.18)	0.77

Total from investment operations	0.79		(0.55)	1.75	0.32	0.99

Less dividends and distributions:
From net investment income	(0.23)		(0.44)	(0.42)	(0.48)	(0.24)
From net realized gain on investments	—		(0.03)	—	(0.03)	—

Total dividends and distributions	(0.23)		(0.47)	(0.42)	(0.51)	(0.24)

Net asset value at end of period	$11.43		$10.87	$11.89	$10.56	$10.75

Total investment return (b)	7.32	%(c)	(4.81%)	16.90%	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11	%††	3.77%	3.58%	4.79%	4.33	%††
Net expenses	1.65	%††	1.64%	1.61%	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.66	%††	1.67%	1.67%	1.84%	2.48	%††
Portfolio turnover rate	28%		95%	117%	154%	163%
Net assets at end of period (in 000’s)	$215,043		$185,486	$213,253	$45,632	$5,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,			March 31, 2010** through October 31,
Class I	2014*		2013	2012	2011	2010
Net asset value at beginning of period	$10.90		$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.28		0.56	0.53 (a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.56		(0.99)	1.35	(0.18)	0.76

Total from investment operations	0.84		(0.43)	1.88	0.42	1.05

Less dividends and distributions:
From net investment income	(0.28)		(0.56)	(0.54)	(0.58)	(0.28)
From net realized gain on investments	—		(0.03)	—	(0.03)	—

Total dividends and distributions	(0.28)		(0.59)	(0.54)	(0.61)	(0.28)

Net asset value at end of period	$11.46		$10.90	$11.92	$10.58	$10.77

Total investment return (b)	7.85	%(c)	(3.80%)	18.19%	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.11	%††	4.79%	4.62%	5.88%	5.26	%††
Net expenses	0.62	%††	0.62%	0.60%	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.63	%††	0.65%	0.66%	0.79%	1.33	%††
Portfolio turnover rate	28%		95%	117%	154%	163%
Net assets at end of period (in 000’s)	$592,236		$401,943	$321,835	$60,305	$44,720

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

38	MainStay High Yield Municipal Bond Fund

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

40	MainStay High Yield Municipal Bond Fund

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(157,110)	$(157,110)

Total Fair Value		$(157,110)	$(157,110)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(157,110)	$(157,110)

Total Change in Unrealized Appreciation (Depreciation)		$(157,110)	$(157,110)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(400)	(400)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion. The effective management fee rate was 0.55% for the six month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,794,137 and waived its fees and/or reimbursed expenses in the amount of $54,701.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,134 and $68,905, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $26,853 and $28,335, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$884
Class A	97,792
Class C	73,184
Class I	111,310

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,777,430 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,777	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$2,319,536
Exempt Interest Dividends	43,810,663
Long-Term Capital Gain	1,659,184
Total	$47,789,383

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $502,210 and $286,400, respectively.

42	MainStay High Yield Municipal Bond Fund

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	61,921	$682,756
Shares issued to shareholders in reinvestment of dividends and distributions	4,610	50,963
Shares redeemed	(33,691)	(369,504)

Net increase (decrease) in shares outstanding before conversion	32,840	364,215
Shares converted from Investor Class (See Note 1)	(43,009)	(468,857)

Net increase (decrease)	(10,169)	$(104,642)

Year ended October 31, 2013:
Shares sold	105,633	$1,246,392
Shares issued to shareholders in reinvestment of dividends and distributions	8,913	102,744
Shares redeemed	(51,208)	(577,962)

Net increase (decrease) in shares outstanding before conversion	63,338	771,174
Shares converted into Investor Class (See Note 1)	23,096	258,175
Shares converted from Investor Class (See Note 1)	(35,095)	(408,882)

Net increase (decrease)	51,339	$620,467

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	14,297,227	$158,638,529
Shares issued to shareholders in reinvestment of dividends and distributions	670,977	7,437,994
Shares redeemed	(9,338,563)	(102,059,221)

Net increase (decrease) in shares outstanding before conversion	5,629,641	64,017,302
Shares converted into Class A (See Note 1)	42,930	468,857

Net increase (decrease)	5,672,571	$64,486,159

Year ended October 31, 2013:
Shares sold	21,606,821	$249,459,753
Shares issued to shareholders in reinvestment of dividends and distributions	1,342,687	15,569,800
Shares redeemed	(29,260,211)	(338,297,950)

Net increase (decrease) in shares outstanding before conversion	(6,310,703)	(73,268,397)
Shares converted into Class A (See Note 1)	35,041	408,882
Shares converted from Class A (See Note 1)	(23,070)	(258,175)

Net increase (decrease)	(6,298,732)	$(73,117,690)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	4,750,703	$52,552,368
Shares issued to shareholders in reinvestment of dividends and distributions	233,194	2,577,021
Shares redeemed	(3,223,382)	(35,088,334)

Net increase (decrease)	1,760,515	$20,041,055

Year ended October 31, 2013:
Shares sold	6,096,852	$71,383,331
Shares issued to shareholders in reinvestment of dividends and distributions	491,307	5,680,362
Shares redeemed	(7,465,327)	(84,589,069)

Net increase (decrease)	(877,168)	$(7,525,376)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	29,041,249	$322,323,429
Shares issued to shareholders in reinvestment of dividends and distributions	762,566	8,465,448
Shares redeemed	(14,982,464)	(164,100,373)

Net increase (decrease)	14,821,351	$166,688,504

Year ended October 31, 2013:
Shares sold	31,386,742	$358,405,827
Shares issued to shareholders in reinvestment of dividends and distributions	1,044,743	12,069,194
Shares redeemed	(22,562,924)	(259,457,896)

Net increase (decrease)	9,868,561	$111,017,125

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

44	MainStay High Yield Municipal Bond Fund

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates , including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

46	MainStay High Yield Municipal Bond Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay High Yield Municipal Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34178 MS164-14	MSMHY10-06/14 NL0F5

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund(s) during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.00 6.88%	10.98 17.44%	16.10 17.43%	7.10 7.70%	1.38 1.38%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.10 6.99	11.21 17.68	16.41 17.74	7.24 7.85	1.16 1.16
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.48 6.48	15.57 16.57	16.54 16.54	6.90 6.90	2.13 2.13
Class I Shares	No Sales Charge		7.13	17.98	18.06	8.17	0.91
Class R1 Shares[4]	No Sales Charge		7.05	17.86	17.94	8.07	1.01
Class R2 Shares[4]	No Sales Charge		6.94	17.59	17.63	7.79	1.26
Class R3 Shares[4]	No Sales Charge		6.80	17.27	17.33	7.52	1.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	9.61%	20.90%	19.52%	7.95%
S&P 500® Index[6]	8.36	20.44	19.14	7.67
Average Lipper Large-Cap Value Fund[7]	8.42	20.18	17.67	6.99

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,068.80	$6.87	$1,018.10	$6.71

Class A Shares	$1,000.00	$1,069.90	$5.90	$1,019.10	$5.76

Class C Shares	$1,000.00	$1,064.80	$10.70	$1,014.40	$10.44

Class I Shares	$1,000.00	$1,071.30	$4.62	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,070.50	$5.08	$1,019.90	$4.96

Class R2 Shares	$1,000.00	$1,069.40	$6.41	$1,018.60	$6.26

Class R3 Shares	$1,000.00	$1,068.00	$7.69	$1,017.40	$7.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Investor Class, 1.15% for Class A, 2.09% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.25% for Class R2 and 1.50% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	9.8%
Banks	9.1
Pharmaceuticals	7.8
Media	6.5
Aerospace & Defense	5.6
Industrial Conglomerates	4.7
Energy Equipment & Services	4.3
Capital Markets	4.2
Chemicals	4.1
Health Care Equipment & Supplies	4.1
Health Care Providers & Services	3.7
Insurance	3.1
Automobiles	2.8
Consumer Finance	2.8
Semiconductors & Semiconductor Equipment	2.7
Software	2.4

Auto Components	2.3%
Electric Utilities	2.3
Communications Equipment	2.0
Food & Staples Retailing	1.9
Diversified Telecommunication Services	1.8
Multiline Retail	1.8
Wireless Telecommunication Services	1.8
Beverages	1.4
Real Estate Investment Trusts	1.4
Technology Hardware Storage & Peripherals	1.3
Containers & Packaging	0.8
Short-Term Investment	3.6
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Exxon Mobil Corp.

2.	General Electric Co.

3.	Pfizer, Inc.

4.	Citigroup, Inc.

5.	Time Warner, Inc.
6.	Boeing Co. (The)

7.	ACE, Ltd.

8.	Goldman Sachs Group, Inc. (The)

9.	Bank of America Corp.

10.	Halliburton Co.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay ICAP Equity Fund returned 6.88% for Investor Class shares, 6.99% for Class A shares and 6.48% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 7.13%, Class R1 shares returned 7.05%, Class R2 shares returned 6.94% and Class R3 shares returned 6.80%. For the six months ended April 30, 2014, all share classes underperformed the 9.61% return of the Russell 1000® Value Index,1 which is the Fund’s broad-based securities-market index, and the 8.42% return of the average Lipper2 large-cap value fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the energy and telecommunication services sectors added to the Fund’s relative performance. Stock selection in the information technology and consumer discretionary sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the Russell 1000® Value Index in the health care sector. On the other hand, an overweight position in the consumer discretionary sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were energy, consumer staples and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, information technology and industrials. Stock selection was the primary driver in the information technology and industrials sectors. Stock selection and an overweight position in the consumer discretionary sector detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil and gas company Exxon Mobil, oilfield services company Halliburton and pharmaceutical company Allergan. Exxon Mobil’s stock outperformed the Russell 1000® Value Index, as the company’s results in international exploration and production helped increase cash flow and return cash to shareholders through increasing dividends and share repurchases. During the reporting period, Halliburton benefited from higher-than-expected drilling activity, with anticipation of firming prices in its pressure-pumping business. Allergan had strong performance, as potential generic drug competition for two existing brands was significantly delayed. We sold the Fund’s position in Allergan as it neared our price target. Exxon Mobil and Halliburton remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance during the reporting period included global investment bank Goldman Sachs Group, automaker Ford and computer security firm Symantec. Goldman Sachs Group was added to the Fund during the reporting period. Although it lagged the Russell 1000® Value Index slightly, we believe the company is well positioned should global banking activity pick up, as it would enable the company to improve shareholder returns. Ford lagged as its profit outlook decreased because of a significant increase in car launches. Symantec underperformed the Russell 1000® Value Index, as the company announced that it needed to increase reinvestment to achieve its growth goals. We sold the Fund’s position in Symantec during the reporting period, as we believed that the stock’s margin-expansion investment catalyst had been delayed beyond our investment time horizon. Goldman Sachs Group and Ford remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and that the companies offered strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

As mentioned earlier, we added a position in global investment bank Goldman Sachs Group. At the time of purchase, we found the stock’s valuation attractive given the underlying improvement in the company’s business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is making a slow comeback after remaining subdued for several years. Both of these factors provided significant fee revenue and improved return on equity for the firm. We also added a position in pharmaceutical company Bristol-Myers Squibb. The company has a leading position in immuno-oncology, a field of tumor-fighting cancer treatment. We believe

1.	See footnote on page 6 for more information on the Russell 1000® Value Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

that the stock can benefit as additional positive clinical milestones are reached and earnings estimates rise.

In addition to the sales already mentioned, we sold the Fund’s position in global bank JPMorgan Chase in favor of other stocks that we believed had greater potential upside and stronger catalysts.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the financials and energy sectors. Despite these increases, the Fund remained underweight relative to the Russell 1000® Value Index in both sectors.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in consumer discretionary and telecommunication services. In both sectors, the Fund reduced exposure but remained overweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 96.5%†
Aerospace & Defense 5.6%
♦Boeing Co. (The)	284,700	$36,731,993
Honeywell International, Inc.	309,225	28,727,002

		65,458,995

Auto Components 2.3%
Johnson Controls, Inc.	607,721	27,432,526

Automobiles 2.8%
Ford Motor Co.	2,037,750	32,909,663

Banks 9.1%
♦Bank of America Corp.	2,258,300	34,190,662
♦Citigroup, Inc.	801,900	38,419,029
PNC Financial Services Group, Inc.	394,850	33,183,194

		105,792,885

Beverages 1.4%
Coca-Cola Co. (The)	401,562	16,379,714

Capital Markets 4.2%
♦Goldman Sachs Group, Inc. (The)	215,650	34,465,183
Northern Trust Corp.	244,950	14,758,237

		49,223,420

Chemicals 4.1%
Monsanto Co.	301,619	33,389,223
Mosaic Co. (The)	281,550	14,088,762

		47,477,985

Communications Equipment 2.0%
Cisco Systems, Inc.	1,029,650	23,795,212

Consumer Finance 2.8%
Capital One Financial Corp.	444,050	32,815,295

Containers & Packaging 0.8%
Owens-Illinois, Inc. (a)	309,791	9,845,158

Diversified Telecommunication Services 1.8%
BCE, Inc.	482,749	21,501,640

Electric Utilities 2.3%
Exelon Corp.	772,250	27,051,918

Energy Equipment & Services 4.3%
Cameron International Corp. (a)	254,200	16,512,832
♦Halliburton Co.	537,750	33,915,892

		50,428,724

	Shares	Value

Food & Staples Retailing 1.9%
CVS Caremark Corp.	304,200	$22,121,424

Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	406,950	29,621,890
Covidien PLC	253,406	18,055,178

		47,677,068

Health Care Providers & Services 3.7%
Express Scripts Holding Co. (a)	201,200	13,395,896
UnitedHealth Group, Inc.	396,000	29,715,840

		43,111,736

Industrial Conglomerates 4.7%
♦General Electric Co.	2,055,800	55,280,462

Insurance 3.1%
♦ACE, Ltd.	353,441	36,164,083

Media 6.5%
Comcast Corp. Class A	129,100	6,682,216
♦Time Warner, Inc.	569,992	37,881,669
Viacom, Inc. Class B	370,334	31,470,983

		76,034,868

Multiline Retail 1.8%
Dollar General Corp. (a)	365,550	20,631,642

Oil, Gas & Consumable Fuels 9.8%
Encana Corp.	624,950	14,505,090
♦Exxon Mobil Corp.	560,250	57,375,202
Marathon Oil Corp.	657,400	23,765,010
Southwestern Energy Co. (a)	382,900	18,333,252

		113,978,554

Pharmaceuticals 7.8%
Bristol-Myers Squibb Co.	506,350	25,363,071
Novartis A.G., ADR	172,000	14,953,680
♦Pfizer, Inc.	1,619,620	50,661,714

		90,978,465

Real Estate Investment Trusts 1.4%
American Tower Corp.	195,200	16,303,104

Semiconductors & Semiconductor Equipment 2.7%
Texas Instruments, Inc.	707,088	32,137,150

Software 2.4%
Oracle Corp.	685,850	28,037,548

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Technology Hardware, Storage & Peripherals 1.3%
NetApp, Inc.	416,450	$14,829,785

Wireless Telecommunication Services 1.8%
Vodafone Group PLC, Sponsored ADR	541,968	20,573,105

Total Common Stocks (Cost $842,419,251)		1,127,972,129

	Principal Amount
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $41,809,400 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $45,970,000 and a Market Value of $42,647,702)	$41,809,400	41,809,400

Total Short-Term Investment (Cost $41,809,400)		41,809,400

Total Investments (Cost $884,228,651) (b)	100.1%	1,169,781,529
Other Assets, Less Liabilities	(0.1)	(750,835)
Net Assets	100.0%	$1,169,030,694
(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $889,579,984 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$294,334,161
Gross unrealized depreciation	(14,132,616)

Net unrealized appreciation	$280,201,545

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,127,972,129	$—	$—	$1,127,972,129
Short-Term Investment
Repurchase Agreement	—	41,809,400	—	41,809,400

Total Investments in Securities	$1,127,972,129	$41,809,400	$—	$1,169,781,529

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $884,228,651)	$1,169,781,529
Receivables:
Investment securities sold	8,395,646
Dividends	1,220,831
Fund shares sold	746,335
Other assets	52,818

Total assets	1,180,197,159

Liabilities
Payables:
Investment securities purchased	9,459,636
Manager (See Note 3)	768,122
Fund shares redeemed	668,273
Transfer agent (See Note 3)	127,936
Shareholder communication	59,877
Professional fees	35,299
NYLIFE Distributors (See Note 3)	28,500
Trustees	1,638
Accrued expenses	17,184

Total liabilities	11,166,465

Net assets	$1,169,030,694

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,253
Additional paid-in capital	878,930,642

878,952,895
Undistributed net investment income	13,709,228
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,184,307)
Net unrealized appreciation (depreciation) on investments	285,552,878

Net assets	$1,169,030,694

Investor Class
Net assets applicable to outstanding shares	$14,115,824

Shares of beneficial interest outstanding	269,474

Net asset value per share outstanding	$52.38
Maximum sales charge (5.50% of offering price)	3.05

Maximum offering price per share outstanding	$55.43

Class A
Net assets applicable to outstanding shares	$45,164,102

Shares of beneficial interest outstanding	860,855

Net asset value per share outstanding	$52.46
Maximum sales charge (5.50% of offering price)	3.05

Maximum offering price per share outstanding	$55.51

Class C
Net assets applicable to outstanding shares	$13,143,135

Shares of beneficial interest outstanding	253,458

Net asset value and offering price per share outstanding	$51.86

Class I
Net assets applicable to outstanding shares	$1,062,554,448

Shares of beneficial interest outstanding	20,219,916

Net asset value and offering price per share outstanding	$52.55

Class R1
Net assets applicable to outstanding shares	$10,113,091

Shares of beneficial interest outstanding	192,358

Net asset value and offering price per share outstanding	$52.57

Class R2
Net assets applicable to outstanding shares	$20,138,227

Shares of beneficial interest outstanding	383,898

Net asset value and offering price per share outstanding	$52.46

Class R3
Net assets applicable to outstanding shares	$3,801,867

Shares of beneficial interest outstanding	72,635

Net asset value and offering price per share outstanding	$52.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$25,076,516

Expenses
Manager (See Note 3)	4,451,823
Transfer agent (See Note 3)	399,527
Distribution/Service—Investor Class (See Note 3)	17,389
Distribution/Service—Class A (See Note 3)	55,794
Distribution/Service—Class C (See Note 3)	62,643
Distribution/Service—Class R2 (See Note 3)	25,274
Distribution/Service—Class R3 (See Note 3)	9,388
Shareholder communication	50,005
Registration	39,015
Professional fees	37,713
Shareholder service (See Note 3)	16,548
Trustees	9,860
Custodian	5,847
Miscellaneous	17,921

Total expenses before waiver/reimbursement	5,198,747
Expense waiver/reimbursement from Manager (See Note 3)	(303)

Net expenses	5,198,444

Net investment income (loss)	19,878,072

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	50,624,590
Foreign currency transactions	(3,428)

Net realized gain (loss) on investments and foreign currency transactions	50,621,162

Net change in unrealized appreciation (depreciation) on investments	5,749,931

Net realized and unrealized gain (loss) on investments and foreign currency transactions	56,371,093

Net increase (decrease) in net assets resulting from operations	$76,249,165

(a)	Dividends recorded net of foreign withholding taxes in the amount of $179,352.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,878,072	$13,687,521
Net realized gain (loss) on investments and foreign currency transactions	50,621,162	95,216,261
Net change in unrealized appreciation (depreciation) on investments	5,749,931	120,785,454

Net increase (decrease) in net assets resulting from operations	76,249,165	229,689,236

Dividends to shareholders:
From net investment income:
Investor Class	(54,634)	(126,425)
Class A	(219,909)	(445,308)
Class C	(3,824)	(24,641)
Class I	(6,097,973)	(12,772,422)
Class R1	(51,527)	(96,977)
Class R2	(85,610)	(183,496)
Class R3	(12,030)	(27,112)

Total dividends to shareholders	(6,525,507)	(13,676,381)

Capital share transactions:
Net proceeds from sale of shares	126,942,429	245,780,528
Net asset value of shares issued to shareholders in reinvestment of dividends	6,334,617	13,275,733
Cost of shares redeemed	(103,055,227)	(286,245,665)

Increase (decrease) in net assets derived from capital share transactions	30,221,819	(27,189,404)

Net increase (decrease) in net assets	99,945,477	188,823,451

Net Assets
Beginning of period	1,069,085,217	880,261,766

End of period	$1,169,030,694	$1,069,085,217

Undistributed net investment income at end of period	$13,709,228	$356,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$49.20		$39.34	$35.05	$33.81	$29.89	$26.95

Net investment income (loss) (a)	0.80		0.43	0.46	0.37	0.22	0.32
Net realized and unrealized gain (loss) on investments	2.58		9.86	4.30	1.22	3.95	3.15

Total from investment operations	3.38		10.29	4.76	1.59	4.17	3.47

Less dividends:
From net investment income	(0.20)		(0.43)	(0.47)	(0.35)	(0.25)	(0.53)

Net asset value at end of period	$52.38		$49.20	$39.34	$35.05	$33.81	$29.89

Total investment return (b)	6.88	%(c)	26.30%	13.61%	4.67%	14.02%	13.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15	%††	0.96%	1.22%	1.01%	0.69%	1.24%
Net expenses	1.34	%††	1.38%	1.43%	1.46%	1.56%	1.29%
Expenses (before waiver/reimbursement)	1.34	%††	1.38%	1.43%	1.46%	1.56%	1.69%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$14,116		$13,829	$11,979	$11,633	$12,036	$11,465

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$49.27		$39.41	$35.07	$33.84	$29.89	$26.93

Net investment income (loss) (a)	0.83		0.52	0.55	0.49	0.34	0.35
Net realized and unrealized gain (loss) on investments	2.61		9.87	4.34	1.19	3.96	3.15

Total from investment operations	3.44		10.39	4.89	1.68	4.30	3.50

Less dividends:
From net investment income	(0.25)		(0.53)	(0.55)	(0.45)	(0.35)	(0.54)

Net asset value at end of period	$52.46		$49.27	$39.41	$35.07	$33.84	$29.89

Total investment return (b)	6.99	%(c)	26.56%	13.93%	4.94%	14.44%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28	%††	1.15%	1.46%	1.34%	1.08%	1.35%
Net expenses	1.15	%††	1.16%	1.17%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.15	%††	1.16%	1.17%	1.18%	1.18%	1.26%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$45,164		$44,770	$29,809	$28,388	$24,138	$25,257

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$48.71		$38.97	$34.78	$33.59	$29.78	$26.86

Net investment income (loss) (a)	0.61		0.08	0.17	0.09	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	2.56		9.77	4.28	1.21	3.93	3.13

Total from investment operations	3.17		9.85	4.45	1.30	3.91	3.26

Less dividends:
From net investment income	(0.02)		(0.11)	(0.26)	(0.11)	(0.10)	(0.34)

Net asset value at end of period	$51.86		$48.71	$38.97	$34.78	$33.59	$29.78

Total investment return (b)	6.48	%(c)	25.36%	12.77%	3.86%	13.15%	12.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42	%††	0.19%	0.44%	0.26%	(0.07%)	0.52%
Net expenses	2.09	%††	2.13%	2.18%	2.21%	2.31%	2.04%
Expenses (before waiver/reimbursement)	2.09	%††	2.13%	2.18%	2.21%	2.31%	2.44%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$13,143		$11,696	$8,620	$7,872	$6,825	$5,206

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$49.35		$39.47	$35.12	$33.89	$29.93	$26.97

Net investment income (loss) (a)	0.92		0.64	0.65	0.57	0.43	0.45
Net realized and unrealized gain (loss) on investments	2.59		9.89	4.34	1.22	3.96	3.14

Total from investment operations	3.51		10.53	4.99	1.79	4.39	3.59

Less dividends:
From net investment income	(0.31)		(0.65)	(0.64)	(0.56)	(0.43)	(0.63)

Net asset value at end of period	$52.55		$49.35	$39.47	$35.12	$33.89	$29.93

Total investment return (b)	7.13	%(c)	26.90%	14.23%	5.23%	14.76%	13.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.62	%††	1.44%	1.72%	1.57%	1.35%	1.76%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.90%	0.83%
Expenses (before waiver/reimbursement)	0.90	%††	0.91%	0.92%	0.93%	0.93%	1.02%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$1,062,554		$965,386	$809,605	$725,422	$801,517	$705,425

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$49.37		$39.49	$35.14	$33.91	$29.94	$26.98

Net investment income (loss) (a)	0.87		0.59	0.63	0.53	0.40	0.39
Net realized and unrealized gain (loss) on investments	2.62		9.90	4.33	1.22	3.97	3.18

Total from investment operations	3.49		10.49	4.96	1.75	4.37	3.57

Less dividends:
From net investment income	(0.29)		(0.61)	(0.61)	(0.52)	(0.40)	(0.61)

Net asset value at end of period	$52.57		$49.37	$39.49	$35.14	$33.91	$29.94

Total investment return (b)	7.05	%(c)	26.80%	14.13%	5.14%	14.67%	13.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41	%††	1.32%	1.65%	1.47%	1.24%	1.49%
Net expenses	0.99	%††	0.99%	0.99%	0.99%	1.01%	0.94%
Expenses (before reimbursement/waiver)	1.00	%††	1.01%	1.02%	1.03%	1.03%	1.11%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$10,113		$8,744	$4,658	$3,869	$3,351	$2,268

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$49.27		$39.40	$35.08	$33.85	$29.90	$26.94

Net investment income (loss) (a)	0.82		0.47	0.47	0.44	0.30	0.33
Net realized and unrealized gain (loss) on investments	2.59		9.89	4.37	1.21	3.97	3.17

Total from investment operations	3.41		10.36	4.84	1.65	4.27	3.50

Less dividends:
From net investment income	(0.22)		(0.49)	(0.52)	(0.42)	(0.32)	(0.54)

Net asset value at end of period	$52.46		$49.27	$39.40	$35.08	$33.85	$29.90

Total investment return (b)	6.94	%(c)	26.44%	13.82%	4.84%	14.36%	13.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25	%††	1.05%	1.24%	1.22%	0.93%	1.27%
Net expenses	1.25	%††	1.26%	1.27%	1.28%	1.28%	1.19%
Expenses (before waiver/reimbursement)	1.25	%††	1.26%	1.27%	1.28%	1.28%	1.36%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$20,138		$21,208	$12,618	$6,096	$4,313	$2,050

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$49.16		$39.32	$35.04	$33.81	$29.89	$26.93

Net investment income (loss) (a)	0.76		0.38	0.43	0.33	0.22	0.23
Net realized and unrealized gain (loss) on investments	2.58		9.84	4.30	1.23	3.97	3.21

Total from investment operations	3.34		10.22	4.73	1.56	4.19	3.44

Less dividends:
From net investment income	(0.16)		(0.38)	(0.45)	(0.33)	(0.27)	(0.48)

Net asset value at end of period	$52.34		$49.16	$39.32	$35.04	$33.81	$29.89

Total investment return (b)	6.80	%(c)	26.11%	13.52%	4.59%	14.07%	13.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.02	%††	0.85%	1.15%	0.92%	0.70%	0.88%
Net expenses	1.50	%††	1.51%	1.52%	1.53%	1.53%	1.45%
Expenses (before waiver/reimbursement)	1.50	%††	1.51%	1.52%	1.53%	1.53%	1.60%
Portfolio turnover rate	22%		50%	75%	74%	64%	93%
Net assets at end of period (in 000’s)	$3,802		$3,452	$2,972	$2,864	$2,257	$365

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	0.76%	10.33%	15.63%	7.48%	1.38%
		Excluding sales charges	6.63	16.75	16.94	8.09	1.38
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	0.84	10.53	15.91	7.63	1.23
		Excluding sales charges	6.71	16.96	17.23	8.24	1.23
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1.24	10.90	15.86	7.29	2.13
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	6.24	15.90	16.08	7.29	2.13
Class C Shares[4]	Maximum 1% CDSC	With sales charges	5.24	14.88	16.08	7.29	2.13
	if Redeemed Within One Year of Purchase	Excluding sales charges	6.24	15.88	16.08	7.29	2.13
Class I Shares	No Sales Charge		6.87	17.28	17.56	8.54	0.98
Class R1 Shares[4]	No Sales Charge		6.82	17.16	17.38	8.41	1.08
Class R2 Shares[4]	No Sales Charge		6.68	16.89	17.10	8.14	1.33
Class R3 Shares[4]	No Sales Charge		6.52	16.51	16.76	7.85	1.58
Class R6 Shares[6]	No Sales Charge		6.90	17.35	17.57	8.54	0.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[7]	9.61%	20.90%	19.52%	7.95%
S&P 500® Index[8]	8.36	20.44	19.14	7.67
Average Lipper Large-Cap Value Fund[9]	8.42	20.18	17.67	6.99

7.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,066.30	$6.92	$1,018.10	$6.76

Class A Shares	$1,000.00	$1,067.10	$6.05	$1,018.90	$5.91

Class B Shares	$1,000.00	$1,062.40	$10.74	$1,014.40	$10.49

Class C Shares	$1,000.00	$1,062.40	$10.74	$1,014.40	$10.49

Class I Shares	$1,000.00	$1,068.70	$4.62	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,068.20	$5.13	$1,019.80	$5.01

Class R2 Shares	$1,000.00	$1,066.80	$6.41	$1,018.60	$6.26

Class R3 Shares	$1,000.00	$1,065.20	$8.04	$1,017.00	$7.85

Class R6 Shares	$1,000.00	$1,069.00	$4.21	$1,020.70	$4.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.35% for Investor Class, 1.18% for Class A, 2.10% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2, 1.57% for Class R3 and 0.82% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 for Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of April 30, 2014 (Unaudited)

Banks	11.0%
Oil, Gas & Consumable Fuels	10.7
Pharmaceuticals	8.5
Media	8.1
Industrial Conglomerates	6.6
Aerospace & Defense	5.9
Chemicals	4.8
Energy Equipment & Services	4.3
Capital Markets	3.5
Consumer Finance	3.5
Automobiles	3.3
Health Care Equipment & Supplies	3.2

Insurance	3.2%
Semiconductors & Semiconductor Equipment	3.2
Auto Components	3.1
Software	2.9
Electric Utilities	2.7
Food & Staples Retailing	2.7
Communications Equipment	2.5
Wireless Telecommunication Services	2.2
Technology Hardware, Storage & Peripherals	1.5
Short-Term Investment	1.5
Other Assets, Less Liabilities	1.1

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Pfizer, Inc.

3.	Exxon Mobil Corp.

4.	Time Warner, Inc.

5.	Boeing Co. (The)
6.	Citigroup, Inc.

7.	PNC Financial Services Group, Inc.

8.	Bank of America Corp.

9.	Capital One Financial Corp.

10.	Goldman Sachs Group, Inc.

mainstayinvestments.com	23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 6.63% for Investor Class shares, 6.71% for Class A shares and 6.24% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 6.87%, Class R1 shares returned 6.82%, Class R2 shares returned 6.68%, Class R3 shares returned 6.52% and Class R6 shares returned 6.90%. For the six months ended April 30, 2014, all share classes underperformed the 9.61% return of the Russell 1000® Value Index,1 which is the Fund’s broad-based securities-market index, and the 8.42% return of the average Lipper2 large-cap value fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the energy and telecommunication services sectors added to the Fund’s relative performance. Stock selection in the information technology and industrials sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an underweight position relative to the Russell 1000® Value Index in financials. On the other hand, an overweight position in the consumer discretionary sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were energy, consumer staples and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each of these sectors.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, information technology and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil & gas company Exxon Mobil, oilfield services company Halliburton and electric utility Exelon. Exxon Mobil’s stock outperformed the

Russell 1000® Value Index, as the company’s results in international exploration and production helped to increase cash flow and return cash to shareholders through increasing dividends and share repurchases. Halliburton benefited during the reporting period from higher-than-expected drilling activity, with anticipation of firming prices in its pressure pumping business. Exelon had strong performance, as rising natural gas prices drove expectations that the company may eventually be able to raise power rates, which could improve its financial position. All three securities remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance during the reporting period included data storage provider NetApp, global investment bank Goldman Sachs Group and computer security company Symantec. NetApp lagged as many enterprises have delayed technology spending. Goldman Sachs Group was added to the Fund during the reporting period. Although it lagged the Russell 1000® Value Index slightly, we believe that the company is well positioned should global banking activity pick up, as it would enable the company to improve shareholder returns. Symantec underperformed the Russell 1000® Value Index, as the company announced that it needed to increase reinvestment to achieve its growth goals. We sold the Fund’s position in Symantec during the reporting period, as we believed that the stock’s margin-expansion investment catalyst had been delayed beyond our investment time horizon. NetApp and Goldman Sachs Group remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and the companies offered strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

As mentioned earlier, we added a position in global investment bank Goldman Sachs Group. At the time of purchase, we found the stock’s valuation attractive given the underlying improvement in the company’s business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is making a slow comeback after remaining subdued for several years. Both of these factors provided significant fee revenue and improved return on equity for the firm. We also added a position in pharmaceutical company Bristol-Myers Squibb. The company has a leading position in immuno-oncology, a field of tumor-fighting cancer treatment. We believe that the stock can benefit as additional positive clinical milestones are reached and earnings estimates rise.

1.	See footnote on page 21 for more information on the Russell 1000® Value Index.
2.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay ICAP Select Equity Fund

In addition to the sales already mentioned, we sold the Fund’s position in global bank JPMorgan Chase in favor of other stocks that we believed had greater potential upside and stronger catalysts.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the financials and energy sectors. Despite these increases, the Fund remained underweight relative to the Russell 1000® Value Index in both sectors.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in consumer discretionary and telecommunication services. In consumer discretionary, the Fund reduced its position but remained overweight relative to the Index. In telecommunication services, the Fund moved from an overweight position to a slight underweight position relative to the Russell 1000® Value Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and industrials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	25

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 97.4%†
Aerospace & Defense 5.9%
♦Boeing Co. (The)	1,670,100	$215,476,302
Honeywell International, Inc.	1,099,574	102,150,425

		317,626,727

Auto Components 3.1%
Johnson Controls, Inc.	3,737,475	168,709,622

Automobiles 3.3%
Ford Motor Co.	10,841,750	175,094,262

Banks 11.0%
♦Bank of America Corp.	12,612,650	190,955,521
♦Citigroup, Inc.	4,229,157	202,618,912
♦PNC Financial Services Group, Inc.	2,316,600	194,687,064

		588,261,497

Capital Markets 3.5%
♦Goldman Sachs Group, Inc. (The)	1,166,550	186,438,021

Chemicals 4.8%
Monsanto Co.	1,577,253	174,601,907
Mosaic Co. (The)	1,626,300	81,380,052

		255,981,959

Communications Equipment 2.5%
Cisco Systems, Inc.	5,738,337	132,612,968

Consumer Finance 3.5%
♦Capital One Financial Corp.	2,555,422	188,845,686

Electric Utilities 2.7%
Exelon Corp.	4,210,350	147,488,561

Energy Equipment & Services 4.3%
Cameron International Corp. (a)	817,100	53,078,816
Halliburton Co.	2,836,050	178,869,673

		231,948,489

Food & Staples Retailing 2.7%
CVS Caremark Corp.	2,011,150	146,250,828

Health Care Equipment & Supplies 3.2%
Baxter International, Inc.	2,350,950	171,125,650

Industrial Conglomerates 6.6%
♦General Electric Co.	13,213,265	355,304,696

	Shares	Value

Insurance 3.2%
ACE, Ltd.	1,688,550	$172,772,436

Media 8.1%
Comcast Corp. Class A	592,150	30,649,684
♦Time Warner, Inc.	3,258,909	216,587,092
Viacom, Inc. Class B	2,189,644	186,075,947

		433,312,723

Oil, Gas & Consumable Fuels 10.7%
Encana Corp.	3,191,800	74,081,678
♦Exxon Mobil Corp.	2,947,664	301,870,270
Marathon Oil Corp.	2,826,150	102,165,323
Southwestern Energy Co. (a)	2,004,316	95,966,650

		574,083,921

Pharmaceuticals 8.5%
Bristol-Myers Squibb Co.	2,482,000	124,323,380
♦Pfizer, Inc.	10,683,903	334,192,486

		458,515,866

Semiconductors & Semiconductor Equipment 3.2%
Texas Instruments, Inc.	3,775,200	171,582,840

Software 2.9%
Oracle Corp.	3,808,500	155,691,480

Technology Hardware, Storage & Peripherals 1.5%
NetApp, Inc.	2,296,000	81,760,560

Wireless Telecommunication Services 2.2%
Vodafone Group PLC, Sponsored ADR	3,053,064	115,894,309

Total Common Stocks (Cost $3,972,758,373)		5,229,303,101

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.5%
Repurchase Agreement 1.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $81,566,643 (Collateralized by Federal National Mortgage Association securities with rates between 2.14% and 2.17% and a maturity date of 11/7/22, with a Principal Amount of $87,955,000 and a Market Value of $83,200,027)	$81,566,643	$81,566,643

Total Short-Term Investment (Cost $81,566,643)		81,566,643

Total Investments (Cost $4,054,325,016) (b)	98.9%	5,310,869,744
Other Assets, Less Liabilities	1.1	59,533,026
Net Assets	100.0%	$5,370,402,770
(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $4,072,868,049 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,299,316,261
Gross unrealized depreciation	(61,314,566)

Net unrealized appreciation	$1,238,001,695

The following abbreviation is used in the above portfolio:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$5,229,303,101	$—	$—	$5,229,303,101
Short-Term Investment
Repurchase Agreement	—	81,566,643	—	81,566,643

Total Investments in Securities	$5,229,303,101	$81,566,643	$—	$5,310,869,744

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $4,054,325,016)	$5,310,869,744
Receivables:
Investment securities sold	124,394,315
Fund shares sold	11,288,099
Dividends and interest	5,553,684
Other assets	122,895

Total assets	5,452,228,737

Liabilities
Payables:
Investment securities purchased	68,030,395
Fund shares redeemed	8,560,414
Manager (See Note 3)	3,222,709
Transfer agent (See Note 3)	1,315,521
NYLIFE Distributors (See Note 3)	362,602
Shareholder communication	208,363
Professional fees	65,484
Trustees	7,476
Accrued expenses	53,003

Total liabilities	81,825,967

Net assets	$5,370,402,770

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$107,847
Additional paid-in capital	3,963,661,642

3,963,769,489
Undistributed net investment income	77,141,030
Accumulated net realized gain (loss) on investments	72,947,523
Net unrealized appreciation (depreciation) on investments	1,256,544,728

Net assets	$5,370,402,770

Investor Class
Net assets applicable to outstanding shares	$196,426,034

Shares of beneficial interest outstanding	3,949,142

Net asset value per share outstanding	$49.74
Maximum sales charge (5.50% of offering price)	2.89

Maximum offering price per share outstanding	$52.63

Class A
Net assets applicable to outstanding shares	$869,346,081

Shares of beneficial interest outstanding	17,477,039

Net asset value per share outstanding	$49.74
Maximum sales charge (5.50% of offering price)	2.89

Maximum offering price per share outstanding	$52.63

Class B
Net assets applicable to outstanding shares	$50,235,476

Shares of beneficial interest outstanding	1,018,578

Net asset value and offering price per share outstanding	$49.32

Class C
Net assets applicable to outstanding shares	$111,461,674

Shares of beneficial interest outstanding	2,260,541

Net asset value and offering price per share outstanding	$49.31

Class I
Net assets applicable to outstanding shares	$4,038,349,764

Shares of beneficial interest outstanding	81,041,252

Net asset value and offering price per share outstanding	$49.83

Class R1
Net assets applicable to outstanding shares	$53,734,963

Shares of beneficial interest outstanding	1,078,073

Net asset value and offering price per share outstanding	$49.84

Class R2
Net assets applicable to outstanding shares	$29,324,102

Shares of beneficial interest outstanding	589,537

Net asset value and offering price per share outstanding	$49.74

Class R3
Net assets applicable to outstanding shares	$13,924,958

Shares of beneficial interest outstanding	280,366

Net asset value and offering price per share outstanding	$49.67

Class R6
Net assets applicable to outstanding shares	$7,599,718

Shares of beneficial interest outstanding	152,534

Net asset value and offering price per share outstanding	$49.82

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$131,614,428
Interest	17

Total income	131,614,445

Expenses
Manager (See Note 3)	20,901,397
Transfer agent (See Note 3)	4,238,660
Distribution/Service—Investor Class (See Note 3)	243,157
Distribution/Service—Class A (See Note 3)	1,058,134
Distribution/Service—Class B (See Note 3)	254,487
Distribution/Service—Class C (See Note 3)	552,632
Distribution/Service—Class R2 (See Note 3)	38,748
Distribution/Service—Class R3 (See Note 3)	33,391
Shareholder communication	229,929
Professional fees	98,865
Registration	83,677
Shareholder service (See Note 3)	49,747
Trustees	46,555
Custodian	17,203
Miscellaneous	66,756

Total expenses before waiver/reimbursement	27,913,338
Expense waiver/reimbursement from Manager (See Note 3)	(1,642,814)

Net expenses	26,270,524

Net investment income (loss)	105,343,921

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	249,042,590
Net change in unrealized appreciation (depreciation) on investments	(8,109,886)

Net realized and unrealized gain (loss) on investments	240,932,704

Net increase (decrease) in net assets resulting from operations	$346,276,625

(a)	Dividends recorded net of foreign withholding taxes in the amount of $75,451.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$105,343,921	$61,325,501
Net realized gain (loss) on investments	249,042,590	348,034,759
Net change in unrealized appreciation (depreciation) on investments	(8,109,886)	631,243,157

Net increase (decrease) in net assets resulting from operations	346,276,625	1,040,603,417

Dividends to shareholders:
From net investment income:
Investor Class	(810,450)	(1,857,772)
Class A	(4,180,858)	(8,615,536)
Class B	(20,248)	(139,133)
Class C	(44,259)	(268,444)
Class I	(24,966,670)	(48,685,279)
Class R1	(337,250)	(408,808)
Class R2	(150,722)	(292,197)
Class R3	(40,818)	(126,000)
Class R6	(48,116)	(194)

Total dividends to shareholders	(30,599,391)	(60,393,363)

Capital share transactions:
Net proceeds from sale of shares (a)	593,386,395	1,268,257,631
Net asset value of shares issued to shareholders in reinvestment of dividends	29,207,895	56,202,548
Cost of shares redeemed	(641,251,806)	(1,119,648,402)

Increase (decrease) in net assets derived from capital share transactions	(18,657,516)	204,811,777

Net increase (decrease) in net assets	297,019,718	1,185,021,831

Net Assets
Beginning of period	5,073,383,052	3,888,361,221

End of period	$5,370,402,770	$5,073,383,052

Undistributed net investment income at end of period	$77,141,030	$2,396,500

(a)	Includes in-kind purchases in the amount of $21,133,956 during the six-month period ended April 30, 2014. (See Note 9)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$46.84		$37.41	$33.41	$33.06	$28.68	$25.62

Net investment income (loss)	0.88	(a)	0.43 (a)	0.46 (a)	0.38	0.22 (a)	0.25
Net realized and unrealized gain (loss) on investments	2.22		9.42	4.01	0.32	4.38	3.10

Total from investment operations	3.10		9.85	4.47	0.70	4.60	3.35

Less dividends:
From net investment income	(0.20)		(0.42)	(0.47)	(0.35)	(0.22)	(0.29)

Net asset value at end of period	$49.74		$46.84	$37.41	$33.41	$33.06	$28.68

Total investment return (b)	6.63	%(c)	26.46%	13.46%	2.08%	16.12%	13.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.67	%††	1.02%	1.28%	1.08%	0.71%	0.99%
Net expenses	1.35	%††	1.38%	1.43%	1.43%	1.47%	1.30%
Expenses (before waiver/reimbursement)	1.35	%††	1.38%	1.43%	1.43%	1.51%	1.45%
Portfolio turnover rate	24%		55%	64%	71%	55%	101%
Net assets at end of period (in 000’s)	$196,426		$195,120	$177,880	$181,060	$185,828	$9,808

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$46.84		$37.41	$33.42	$33.07	$28.69	$25.62

Net investment income (loss)	0.93	(a)	0.51 (a)	0.54 (a)	0.46	0.31 (a)	0.32
Net realized and unrealized gain (loss) on investments	2.21		9.43	4.01	0.33	4.38	3.09

Total from investment operations	3.14		9.94	4.55	0.79	4.69	3.41

Less dividends:
From net investment income	(0.24)		(0.51)	(0.56)	(0.44)	(0.31)	(0.34)

Net asset value at end of period	$49.74		$46.84	$37.41	$33.42	$33.07	$28.69

Total investment return (b)	6.71	%(c)	26.73%	13.71%	2.35%	16.46%	13.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86	%††	1.20%	1.50%	1.33%	1.01%	1.21%
Net expenses	1.18	%††	1.18%	1.18%	1.18%	1.18%	1.09%
Expenses (before waiver/reimbursement)	1.22	%††	1.23%	1.25%	1.21%	1.23%	1.28%
Portfolio turnover rate	24%		55%	64%	71%	55%	101%
Net assets at end of period (in 000’s)	$869,346		$831,352	$606,575	$542,404	$478,386	$190,956

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			November 13, 2009** through October 31,
Class B	2014*		2013	2012	2011	2010
Net asset value at beginning of period	$46.44		$37.10	$33.15	$32.84	$29.93

Net investment income (loss)	0.71	(a)	0.12 (a)	0.21 (a)	0.10	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	2.19		9.33	3.95	0.34	2.99

Total from investment operations	2.90		9.45	4.16	0.44	2.98

Less dividends:
From net investment income	(0.02)		(0.11)	(0.21)	(0.13)	(0.07)

Net asset value at end of period	$49.32		$46.44	$37.10	$33.15	$32.84

Total investment return (b)	6.24	%(c)	25.51%	12.60%	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96	%††	0.29%	0.59%	0.35%	(0.04	%)††
Net expenses	2.10	%††	2.13%	2.18%	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.10	%††	2.13%	2.18%	2.18%	2.26	% ††
Portfolio turnover rate	24%		55%	64%	71%	55%
Net assets at end of period (in 000’s)	$50,235		$51,682	$52,558	$64,649	$85,952

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$46.43		$37.10	$33.15	$32.84	$28.56		$25.53

Net investment income (loss)	0.70	(a)	0.11 (a)	0.19 (a)	0.12	(0.01	)(a)	0.07
Net realized and unrealized gain (loss) on investments	2.20		9.33	3.97	0.33	4.36		3.09

Total from investment operations	2.90		9.44	4.16	0.45	4.35		3.16

Less dividends:
From net investment income	(0.02)		(0.11)	(0.21)	(0.14)	(0.07)		(0.13)

Net asset value at end of period	$49.31		$46.43	$37.10	$33.15	$32.84		$28.56

Total investment return (b)	6.24	%(c)	25.49%	12.60%	1.32%	15.25%		12.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93	%††	0.26%	0.53%	0.34%	(0.02%)		0.28%
Net expenses	2.10	%††	2.13%	2.18%	2.18%	2.22%		2.05%
Expenses (before waiver/reimbursement)	2.10	%††	2.13%	2.18%	2.18%	2.26%		2.21%
Portfolio turnover rate	24%		55%	64%	71%	55%		101%
Net assets at end of period (in 000’s)	$111,462		$109,501	$95,321	$95,887	$95,241		$55,841

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$46.92		$37.48	$33.47	$33.12	$28.74	$25.67

Net investment income (loss)	0.99	(a)	0.63 (a)	0.65 (a)	0.55	0.41 (a)	0.37
Net realized and unrealized gain (loss) on investments	2.23		9.44	4.02	0.34	4.37	3.10

Total from investment operations	3.22		10.07	4.67	0.89	4.78	3.47

Less dividends:
From net investment income	(0.31)		(0.63)	(0.66)	(0.54)	(0.40)	(0.40)

Net asset value at end of period	$49.83		$46.92	$37.48	$33.47	$33.12	$28.74

Total investment return (b)	6.87	%(c)	27.06%	14.07%	2.63%	16.77%	13.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.13	%††	1.48%	1.81%	1.61%	1.32%	1.50%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.90%	0.83%
Expenses (before waiver/reimbursement)	0.97	%††	0.98%	1.00%	0.96%	0.98%	1.03%
Portfolio turnover rate	24%		55%	64%	71%	55%	101%
Net assets at end of period (in 000’s)	$4,038,350		$3,810,280	$2,892,113	$2,702,189	$2,041,651	$1,454,261

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$46.93		$37.49	$33.48	$33.13	$28.74	$25.68

Net investment income (loss)	0.99	(a)	0.59 (a)	0.59 (a)	0.51	0.35 (a)	0.35
Net realized and unrealized gain (loss) on investments	2.20		9.43	4.03	0.33	4.39	3.08

Total from investment operations	3.19		10.02	4.62	0.84	4.74	3.43

Less dividends:
From net investment income	(0.28)		(0.58)	(0.61)	(0.49)	(0.35)	(0.37)

Net asset value at end of period	$49.84		$46.93	$37.49	$33.48	$33.13	$28.74

Total investment return (b)	6.82	%(c)	26.92%	13.91%	2.47%	16.60%	13.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.10	%††	1.38%	1.64%	1.45%	1.12%	1.23%
Net expenses	1.00	%††	1.00%	1.03%	1.06%	1.08%	0.98%
Expenses (before reimbursement/waiver)	1.07	%††	1.08%	1.10%	1.06%	1.08%	1.13%
Portfolio turnover rate	24%		55%	64%	71%	55%	101%
Net assets at end of period (in 000’s)	$53,735		$33,886	$26,903	$20,156	$15,583	$13,628

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$46.84		$37.41	$33.42	$33.07	$28.69	$25.63

Net investment income (loss)	0.89	(a)	0.49 (a)	0.52 (a)	0.40	0.27 (a)	0.26
Net realized and unrealized gain (loss) on investments	2.23		9.42	3.99	0.35	4.38	3.11

Total from investment operations	3.12		9.91	4.51	0.75	4.65	3.37

Less dividends:
From net investment income	(0.22)		(0.48)	(0.52)	(0.40)	(0.27)	(0.31)

Net asset value at end of period	$49.74		$46.84	$37.41	$33.42	$33.07	$28.69

Total investment return (b)	6.68	%(c)	26.64%	13.59%	2.21%	16.29%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.70	%††	1.14%	1.44%	1.21%	0.88%	1.07%
Net expenses	1.25	%††	1.25%	1.28%	1.31%	1.33%	1.22%
Expenses (before waiver/reimbursement)	1.32	%††	1.33%	1.35%	1.31%	1.33%	1.38%
Portfolio turnover rate	24%		55%	64%	71%	55%	101%
Net assets at end of period (in 000’s)	$29,324		$27,817	$22,433	$21,933	$24,776	$11,099

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$46.77		$37.36	$33.38	$33.02	$28.66	$25.60

Net investment income (loss)	0.83	(a)	0.36 (a)	0.40 (a)	0.34	0.18 (a)	0.21
Net realized and unrealized gain (loss) on investments	2.22		9.39	3.99	0.33	4.38	3.10

Total from investment operations	3.05		9.75	4.39	0.67	4.56	3.31

Less dividends:
From net investment income	(0.15)		(0.34)	(0.41)	(0.31)	(0.20)	(0.25)

Net asset value at end of period	$49.67		$46.77	$37.36	$33.38	$33.02	$28.66

Total investment return (b)	6.52	%(c)	26.20%	13.24%	1.99%	15.97%	13.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.45	%††	0.85%	1.10%	0.98%	0.58%	0.78%
Net expenses	1.57	%††	1.58%	1.60%	1.56%	1.58%	1.47%
Expenses (before waiver/reimbursement)	1.57	%††	1.58%	1.60%	1.56%	1.58%	1.63%
Portfolio turnover rate	24%		55%	64%	71%	55%	101%
Net assets at end of period (in 000’s)	$13,925		$13,717	$14,578	$13,291	$11,994	$4,558

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2014*		June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$46.92		$44.12

Net investment income (loss) (a)	1.15		0.18
Net realized and unrealized gain (loss) on investments	2.08		2.96

Total from investment operations	3.23		3.14

Less dividends:
From net investment income	(0.33)		(0.34)

Net asset value at end of period	$49.82		$46.92

Total investment return (b)	6.90	%(c)	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.77	%††	1.05	%††
Net expenses	0.82	%††	0.81	%††
Portfolio turnover rate	24%		55%
Net assets at end of period (in 000’s)	$7,600		$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/30/08)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.57 5.22%	9.34 15.70%	13.64 14.93%	3.15 4.13%	1.57 1.57%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.55 5.24	9.34 15.71	13.72 15.01	3.22 4.20	1.35 1.35
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.82 4.82	13.79 14.79	14.10 14.10	3.37 3.37	2.31 2.31
Class I Shares	No Sales Charge		5.37	16.03	15.29	4.45	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP Global Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[3]	6.32%	16.62%	16.03%	4.14%
Average Lipper Global Large-Cap Value Fund[4]	6.04	16.45	14.75	4.42

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below average characteristics compared to their large-cap-specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	37

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,052.20	$6.11	$1,018.80	$6.01

Class A Shares	$1,000.00	$1,052.40	$5.85	$1,019.10	$5.76

Class C Shares	$1,000.00	$1,048.20	$9.90	$1,015.10	$9.74

Class I Shares	$1,000.00	$1,053.70	$4.58	$1,020.30	$4.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP Global Fund

Country Composition as of April 30, 2014 (Unaudited)

United States	50.4%
Japan	9.6
Germany	6.6
Switzerland	6.5
United Kingdom	6.2
France	4.7
Netherlands	4.6
Italy	3.7

Canada	3.5%
Singapore	2.0
Belgium	1.1
Thailand	0.4
China	0.3
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Pfizer, Inc.

2.	Nippon Telegraph & Telephone Corp.

3.	General Electric Co.

4.	Exxon Mobil Corp.

5.	GlaxoSmithKline PLC
6.	Novartis A.G.

7.	Citigroup, Inc.

8.	Total S.A.

9.	Boeing Co. (The)

10.	Vallourec S.A.

mainstayinvestments.com	39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay ICAP Global Fund returned 5.22% for Investor Class shares, 5.24% for Class A shares and 4.82% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 5.37%. For the six months ended April 30, 2014, all share classes underperformed the 6.32% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 6.04% return of the average Lipper2 global large-cap value fund. See page 36 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the energy and telecommunication services sectors added to the Fund’s relative performance. Stock selection in the financials and industrials sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the MSCI World Index in the health care sector. On the other hand, an overweight position in the telecommunication services sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were energy, health care and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the energy and utilities sectors. An overweight position in health care added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were financials, information technology and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were German pharmaceutical and medical products company Fresenius, French integrated oil & gas company Total and electric utility Exelon. Fresenius outperformed the MSCI World Index, as investors responded favorably to the company’s recent merger and acquisition activity and news about Medicare dialysis reimbursement. Total performed strongly because of improving results in its refining and marketing business and a forecast decrease in capital expenditures. Exelon had strong performance, as rising natural gas prices drove expectations that the company may eventually be able to raise power rates, which could improve its financial position. All three securities remained in the Fund at the end of the reporting period.

Detractors from the Fund’s absolute performance during the reporting period included Japanese property developer Mitsubishi Estate, Chinese dairy producer China Huishan Dairy and data storage provider NetApp. Mitsubishi Estate’s performance lagged along with sector-wide weakness in Japanese real estate companies. China Huishan Dairy was affected by concerns that milk prices may be peaking. NetApp lagged as many enterprises have delayed technology spending. All three positions remained in the Fund at the end of the reporting period because we believed that the stocks were attractively valued and the companies had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a Fund position in global investment bank Goldman Sachs Group. At the time of purchase, we found the stock’s valuation attractive given the underlying improvement in the company’s business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is making a slow comeback after remaining subdued for several years. Both of these factors provided significant fee revenue and improved return on equity for the firm. We also added a position in Dutch retail and commercial bank ING Groep. We anticipate that the completion of the company’s divestiture process will result in a clean, European-focused retail and commercial bank. We also added a position in pharmaceutical company Bristol-Myers Squibb. The company has a leading position in immuno-oncology, a field of tumor-fighting cancer treatment. We believe that the stock can benefit as additional positive clinical milestones are reached and earnings estimates rise.

We sold German luxury automaker BMW, consumer finance company Capital One Financial and health care company Covidien in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

1.	See footnote on page 37 for more information on the MSCI World Index.
2.	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP Global Fund

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI World Index in the financials and energy sectors. In financials, the Fund moved from an underweight position to an overweight position relative to the MSCI World Index. In energy, the Fund added to its already overweight position relative to the Index.

During the reporting period, the Fund decreased its weightings relative to the MSCI World Index in the consumer discretionary and health care sectors. In consumer discretionary, the Fund moved from an overweight position to a position in line with the MSCI World Index. In health care, the Fund remained overweight relative to the Index but at a reduced level.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was most significantly overweight relative to the MSCI World Index in the health care and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and information technology. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	41

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 98.2%†
Belgium 1.1%
Anheuser-Busch InBev N.V. (Beverages)	6,650	$723,677

Canada 3.5%
BCE, Inc. (Diversified Telecommunication Services)	31,300	1,394,102
Encana Corp. (Oil, Gas & Consumable Fuels)	42,600	988,746

		2,382,848

China 0.3%
China Huishan Dairy Holdings Co., Ltd. (Food Products) (a)	953,000	216,341

France 4.7%
♦Total S.A. (Oil, Gas & Consumable Fuels)	22,750	1,624,822
♦Vallourec S.A. (Machinery)	25,850	1,527,942

		3,152,764

Germany 6.6%
Bayer A.G. (Pharmaceuticals)	10,650	1,477,527
Daimler A.G. (Automobiles)	8,700	805,427
Fresenius SE & Co. KGaA (Health Care Providers & Services)	5,050	767,520
SAP A.G. (Software)	17,050	1,372,896

		4,423,370

Italy 3.7%
ENI S.p.A. (Oil, Gas & Consumable Fuels)	50,800	1,318,631
UniCredit S.p.A. (Banks)	135,850	1,213,756

		2,532,387

Japan 9.6%
Bridgestone Corp. (Auto Components)	30,350	1,086,526
Mitsubishi Corp. (Trading Companies & Distributors)	60,400	1,079,974
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	61,500	1,391,999
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	34,900	1,932,498
Tokio Marine Holdings, Inc. (Insurance)	33,000	971,908

		6,462,905

Netherlands 4.6%
Akzo Nobel N.V. (Chemicals)	8,956	689,469
ING Groep N.V. (Diversified Financial Services) (a)	74,700	1,060,704
Wolters Kluwer N.V. (Media)	49,400	1,375,499

		3,125,672

Singapore 2.0%
DBS Group Holdings, Ltd. (Banks)	98,150	1,326,203

	Shares	Value

Switzerland 6.5%
ABB, Ltd. (Electrical Equipment) (a)	51,100	$1,227,422
Julius Baer Group, Ltd. (Capital Markets) (a)	31,900	1,491,518
♦Novartis A.G. (Pharmaceuticals)	19,250	1,668,873

		4,387,813

Thailand 0.4%
Intouch Holdings PCL, NVDR (Wireless Telecommunication Services)	112,900	272,132

United Kingdom 6.2%
♦GlaxoSmithKline PLC (Pharmaceuticals)	61,500	1,694,613
Lloyds Banking Group PLC (Banks) (a)	981,050	1,248,266
Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	32,663	1,239,887

		4,182,766

United States 49.0%
ACE, Ltd. (Insurance)	9,750	997,620
Bank of America Corp. (Banks)	87,200	1,320,208
Baxter International, Inc. (Health Care Equipment & Supplies)	13,800	1,004,502
♦Boeing Co. (The) (Aerospace & Defense)	12,150	1,567,593
Bristol-Myers Squibb Co. (Pharmaceuticals)	18,750	939,188
Cameron International Corp. (Energy Equipment & Services) (a)	8,400	545,664
Cisco Systems, Inc. (Communications Equipment)	43,800	1,012,218
♦Citigroup, Inc. (Banks)	34,200	1,638,522
Comcast Corp. Class A (Media)	3,700	191,512
Exelon Corp. (Electric Utilities)	36,400	1,275,092
♦Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	17,150	1,756,331
Ford Motor Co. (Automobiles)	71,250	1,150,687
♦General Electric Co. (Industrial Conglomerates)	68,450	1,840,620
Goldman Sachs Group, Inc. (The) (Capital Markets)	8,350	1,334,497
Halliburton Co. (Energy Equipment & Services)	15,050	949,204
Honeywell International, Inc. (Aerospace & Defense)	7,700	715,330
Johnson Controls, Inc. (Auto Components)	16,500	744,810
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	14,150	511,523
Monsanto Co. (Chemicals)	13,700	1,516,590
Mosaic Co. (The) (Chemicals)	15,400	770,616
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	14,800	527,028
Oracle Corp. (Software)	31,300	1,279,544
♦Pfizer, Inc. (Pharmaceuticals)	80,400	2,514,912
PNC Financial Services Group, Inc. (Banks)	16,400	1,378,256
Southwestern Energy Co. (Oil, Gas & Consumable Fuels) (a)	19,000	909,720
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	22,500	1,022,625
Time Warner, Inc. (Media)	18,235	1,211,898

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

42	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States (continued)
UnitedHealth Group, Inc. (Health Care Providers & Services)	14,550	$1,091,832
Viacom, Inc. Class B (Media)	16,150	1,372,428

		33,090,570

Total Common Stocks (Cost $53,833,611)		66,279,448

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $934,391 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $1,015,000 and a Market Value of $955,048) (Capital Markets)	$934,391	934,391

Total Short-Term Investment (Cost $934,391)		934,391

Total Investments (Cost $54,768,002) (b)	99.6%	67,213,839
Other Assets, Less Liabilities	0.4	271,228
Net Assets	100.0%	$67,485,067
(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $54,900,275 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$13,183,040
Gross unrealized depreciation	(869,476)

Net unrealized appreciation	$12,313,564

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$66,279,448	$—	$—	$66,279,448
Short-Term Investment
Repurchase Agreement	—	934,391	—	934,391

Total Investments in Securities	$66,279,448	$934,391	$—	$67,213,839

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013 and April 30, 2014, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,282,923	3.4%
Auto Components	1,831,336	2.7
Automobiles	1,956,114	2.9
Banks	8,125,211	12.0
Beverages	723,677	1.1
Capital Markets	3,760,406	5.6
Chemicals	2,976,675	4.4
Communications Equipment	1,012,218	1.5
Diversified Financial Services	1,060,704	1.6
Diversified Telecommunication Services	3,326,600	4.9
Electric Utilities	1,275,092	1.9
Electrical Equipment	1,227,422	1.8
Energy Equipment & Services	1,494,868	2.2
Food Products	216,341	0.3
Health Care Equipment & Supplies	1,004,502	1.5
Health Care Providers & Services	1,859,352	2.8
Industrial Conglomerates	1,840,620	2.7
Insurance	1,969,528	2.9
Machinery	1,527,942	2.3
Media	4,151,337	6.2
Oil, Gas & Consumable Fuels	7,109,773	10.5
Pharmaceuticals	8,295,113	12.3
Real Estate Management & Development	1,391,999	2.1
Semiconductors & Semiconductor Equipment	1,022,625	1.5
Software	2,652,440	3.9
Technology Hardware, Storage & Peripherals	527,028	0.8
Trading Companies & Distributors	1,079,974	1.6
Wireless Telecommunication Services	1,512,019	2.2

	67,213,839	99.6
Other Assets, Less Liabilities	271,228	0.4

Net Assets	$67,485,067	100.0%

†	Percentages indicated are based on Fund net assets.

44	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $54,768,002)	$67,213,839
Cash denominated in foreign currencies (identified cost $22,851)	22,955
Receivables:
Investment securities sold	700,633
Dividends	166,696
Fund shares sold	57
Other assets	46,141

Total assets	68,150,321

Liabilities
Payables:
Investment securities purchased	581,932
Manager (See Note 3)	37,849
Professional fees	28,996
Shareholder communication	9,153
Transfer agent (See Note 3)	2,356
NYLIFE Distributors (See Note 3)	1,691
Custodian	1,502
Fund shares redeemed	752
Trustees	90
Accrued expenses	933

Total liabilities	665,254

Net assets	$67,485,067

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,737
Additional paid-in capital	56,550,930

56,556,667
Undistributed net investment income	1,040,313
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,558,969)
Net unrealized appreciation (depreciation) on investments	12,445,837
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,219

Net assets	$67,485,067

Investor Class
Net assets applicable to outstanding shares	$1,004,448

Shares of beneficial interest outstanding	85,723

Net asset value per share outstanding	$11.72
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.40

Class A
Net assets applicable to outstanding shares	$4,900,056

Shares of beneficial interest outstanding	417,390

Net asset value per share outstanding	$11.74
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.42

Class C
Net assets applicable to outstanding shares	$603,876

Shares of beneficial interest outstanding	51,840

Net asset value and offering price per share outstanding	$11.65

Class I
Net assets applicable to outstanding shares	$60,976,687

Shares of beneficial interest outstanding	5,181,580

Net asset value and offering price per share outstanding	$11.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,459,567

Expenses
Manager (See Note 3)	259,967
Professional fees	24,463
Registration	24,328
Distribution/Service—Investor Class (See Note 3)	1,171
Distribution/Service—Class A (See Note 3)	5,813
Distribution/Service—Class C (See Note 3)	2,961
Custodian	7,520
Transfer agent (See Note 3)	7,287
Shareholder communication	6,376
Trustees	576
Miscellaneous	6,731

Total expenses before waiver/reimbursement	347,193
Expense waiver/reimbursement from Manager (See Note 3)	(44,403)

Net expenses	302,790

Net investment income (loss)	1,156,777

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,920,837
Foreign currency transactions	(5,544)

Net realized gain (loss) on investments and foreign currency transactions	3,915,293

Net change in unrealized appreciation (depreciation) on:
Investments	(1,660,016)
Translation of other assets and liabilities in foreign currencies	249

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,659,767)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,255,526

Net increase (decrease) in net assets resulting from operations	$3,412,303

(a)	Dividends recorded net of foreign withholding taxes in the amount of $41,526.

46	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,156,777	$847,526
Net realized gain (loss) on investments and foreign currency transactions	3,915,293	4,684,408
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,659,767)	8,389,373

Net increase (decrease) in net assets resulting from operations	3,412,303	13,921,307

Dividends to shareholders:
From net investment income:
Investor Class	(9,990)	(9,647)
Class A	(52,084)	(52,615)
Class C	(2,952)	(1,899)
Class I	(775,905)	(798,553)

Total dividends to shareholders	(840,931)	(862,714)

Capital share transactions:
Net proceeds from sale of shares	625,553	1,028,785
Net asset value of shares issued to shareholders in reinvestment of dividends	840,583	861,281
Cost of shares redeemed	(361,278)	(837,381)

Increase (decrease) in net assets derived from capital share transactions	1,104,858	1,052,685

Net increase (decrease) in net assets	3,676,230	14,111,278

Net Assets
Beginning of period	63,808,837	49,697,559

End of period	$67,485,067	$63,808,837

Undistributed net investment income at end of period	$1,040,313	$724,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.26		$8.95	$8.26	$8.51	$7.67	$6.46

Net investment income (loss)	0.17		0.12	0.14 (a)	0.13 (a)	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.41		2.32	0.59	(0.25)	0.83	1.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.58		2.44	0.73	(0.12)	0.93	1.35

Less dividends:
From net investment income	(0.12)		(0.13)	(0.04)	(0.13)	(0.09)	(0.14)

Net asset value at end of period	$11.72		$11.26	$8.95	$8.26	$8.51	$7.67

Total investment return (b)	5.22	%(c)	27.60%	8.90%	(1.56%)	12.32%	21.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29	%††	1.21%	1.68%	1.50%	1.26%	1.57%
Net expenses	1.20	%††	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement)	1.50	%††	1.57%	1.59%	1.62%	1.72%	1.68%
Portfolio turnover rate	28%		68%	89%	71%	79%	106%
Net assets at end of period (in 000’s)	$1,004		$903	$635	$558	$368	$209

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$11.28		$8.97	$8.28	$8.52	$7.68		$6.47

Net investment income (loss)	0.19		0.13	0.15 (a)	0.13 (a)	0.12		0.10
Net realized and unrealized gain (loss) on investments	0.40		2.31	0.58	(0.24)	0.81		1.26
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡	(0.00	)‡

Total from investment operations	0.59		2.44	0.73	(0.11)	0.93		1.36

Less dividends:
From net investment income	(0.13)		(0.13)	(0.04)	(0.13)	(0.09)		(0.15)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.74		$11.28	$8.97	$8.28	$8.52		$7.68

Total investment return (c)	5.24	%(d)	27.61%	8.91%	(1.40%)	12.36%		21.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.35	%††	1.27%	1.71%	1.46%	1.30%		1.63%
Net expenses	1.15	%††	1.15%	1.15%	1.15%	1.15%		1.15%
Expenses (before waiver/reimbursement)	1.28	%††	1.35%	1.38%	1.42%	1.53%		1.46%
Portfolio turnover rate	28%		68%	89%	71%	79%		106%
Net assets at end of period (in 000’s)	$4,900		$4,447	$3,503	$4,584	$2,398		$801

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.17		$8.88	$8.23	$8.48	$7.65	$6.45

Net investment income (loss)	0.14		0.04	0.08 (a)	0.06 (a)	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.40		2.31	0.58	(0.24)	0.83	1.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.54		2.35	0.66	(0.18)	0.87	1.30

Less dividends:
From net investment income	(0.06)		(0.06)	(0.01)	(0.07)	(0.04)	(0.10)

Net asset value at end of period	$11.65		$11.17	$8.88	$8.23	$8.48	$7.65

Total investment return (b)	4.82	%(c)	26.60%	8.06%	(2.19%)	11.45%	20.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	%††	0.47%	0.88%	0.74%	0.49%	0.71%
Net expenses	1.95	%††	1.95%	1.95%	1.95%	1.95%	1.95%
Expenses (before waiver/reimbursement)	2.25	%††	2.31%	2.34%	2.37%	2.47%	2.42%
Portfolio turnover rate	28%		68%	89%	71%	79%	106%
Net assets at end of period (in 000’s)	$604		$554	$287	$357	$172	$142

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$11.32		$9.00	$8.30	$8.53	$7.69		$6.47

Net investment income (loss)	0.20		0.15	0.17 (a)	0.16 (a)	0.12		0.13
Net realized and unrealized gain (loss) on investments	0.40		2.33	0.58	(0.24)	0.83		1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡	(0.00)‡

Total from investment operations	0.60		2.48	0.75	(0.08)	0.95		1.38

Less dividends:
From net investment income	(0.15)		(0.16)	(0.05)	(0.15)	(0.11)		(0.16)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	—

Net asset value at end of period	$11.77		$11.32	$9.00	$8.30	$8.53		$7.69

Total investment return (c)	5.37	%(d)	27.97%	9.27%	(1.23%)	12.56%		21.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59	%††	1.51%	1.94%	1.78%	1.50%		2.02%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.90%		0.90%
Expenses (before waiver/reimbursement)	1.03	%††	1.10%	1.13%	1.17%	1.27%		1.20%
Portfolio turnover rate	28%		68%	89%	71%	79%		106%
Net assets at end of period (in 000’s)	$60,977		$57,905	$45,273	$44,873	$42,867		$37,680

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.60 4.12%	7.08 13.31%	10.97 12.23%	7.35 7.96%	1.39 1.39%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.52 4.21	7.25 13.49	11.14 12.41	7.47 8.08	1.27 1.27
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.75 3.75	11.47 12.47	11.39 11.39	7.15 7.15	2.14 2.14
Class I Shares	No Sales Charge		4.33	13.79	12.78	8.40	1.02
Class R1 Shares[4]	No Sales Charge		4.27	13.68	12.65	8.28	1.12
Class R2 Shares[4]	No Sales Charge		4.14	13.37	12.28	7.97	1.38
Class R3 Shares[4]	No Sales Charge		4.01	13.05	12.00	7.70	1.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay ICAP International Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	4.44%	13.35%	13.58%	6.93%
Average Lipper International Large-Cap Value Fund[6]	3.93	12.43	12.10	6.67

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper international large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have below-average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	51

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,041.20	$6.78	$1,018.10	$6.71

Class A Shares	$1,000.00	$1,042.10	$6.13	$1,018.80	$6.06

Class C Shares	$1,000.00	$1,037.50	$10.56	$1,014.40	$10.44

Class I Shares	$1,000.00	$1,043.30	$4.81	$1,020.10	$4.76

Class R1 Shares	$1,000.00	$1,042.70	$5.32	$1,019.60	$5.26

Class R2 Shares	$1,000.00	$1,041.40	$6.63	$1,018.30	$6.56

Class R3 Shares	$1,000.00	$1,040.10	$7.89	$1,017.10	$7.80

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Investor Class, 1.21% for Class A, 2.09% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.31% for Class R2 and 1.56% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

52	MainStay ICAP International Fund

Country Composition as of April 30, 2014 (Unaudited)

Japan	16.9%
Germany	16.5
United Kingdom	13.3
Switzerland	12.5
France	10.1
Netherlands	7.0
Italy	6.7
Canada	4.9

United States	4.0%
Singapore	3.2
Belgium	2.6
Norway	1.2
China	0.3
Thailand	0.3
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Bayer A.G.

2.	Nippon Telegraph & Telephone Corp.

3.	Total S.A.

4.	ENI S.p.A.

5.	Novartis A.G.
6.	Vodafone Group PLC, Sponsored ADR

7.	Mitsubishi Corp.

8.	GlaxoSmithKline PLC

9.	Lloyds Banking Group PLC

10.	BCE, Inc.

mainstayinvestments.com	53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay ICAP International Fund returned 4.12% for Investor Class shares, 4.21% for Class A shares and 3.75% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.33%, Class R1 shares returned 4.27%, Class R2 shares returned 4.14% and Class R3 shares returned 4.01%. For the six months ended April 30, 2014, all share classes underperformed the 4.44% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class C shares underperformed—the 3.93% return of the average Lipper2 international large-cap value fund. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the materials and health care sectors added to the Fund’s relative performance. Stock selection in the financials and industrials sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position relative to the MSCI EAFE® Index in the health care sector. On the other hand, an underweight position in the utilities sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were health care, materials and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the materials sector. Stock selection and overweight positions in health care and energy added to the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were financials, industrials and consumer staples. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Swiss diversified health care company Novartis, French integrated oil & gas company Total and global orthopedics company Smith & Nephew. Novartis benefited from continued growth in new products, such as Gilenya (for multiple sclerosis) and Afinitor (for breast cancer). Total performed strongly because of improving results in its refining and marketing business and a forecast decrease in capital expenditures. Smith & Nephew benefited because of the expected synergies that may be created from its announced purchase of Arthocare. All three securities remained in the Fund at the end of the reporting period.

Japanese securities were the primary detractors from the Fund’s absolute performance during the reporting period, as market weakness caused Japanese stocks to trail other major developed markets. The performance of property developer Mitsubishi Estate lagged along with sector-wide weakness in Japanese real estate companies. Property and casualty insurer Tokio Marine was negatively affected by exposure to the Japanese equity market. General trading company Mitsubishi also lagged, although we believe the company may benefit from improved capital discipline. All three positions remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and that the companies had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in Dutch retail and commercial bank ING Groep. We anticipate that the completion of the company’s divestiture process will result in a clean, European-focused retail and commercial bank. We also added a position in leading global brewer Anheuser-Busch InBev. We believe that the stock may benefit by overdelivering on cost and revenue synergies from recent acquisitions. The Fund also added a position in worldwide luxury auto and truck maker Daimler. We believe that Daimler may benefit from improved sales momentum and profitability within its Mercedes division through new S-class and C-class products and from restructured China operations.

We sold global automaker Nissan Motor and German luxury automaker BMW. We sold Nissan Motor, as profit results were negatively affected by increased selling expenses and an unfavorable sales volume and sales mix. We sold BMW in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

1.	See footnote on page 51 for more information on the MSCI EAFE® Index.
2.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay ICAP International Fund

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI EAFE® Index in the financials and consumer staples sectors. In each of these sectors, the Fund remained underweight relative to the MSCI EAFE® Index but at a reduced level.

During the reporting period, the Fund decreased its exposure relative to the MSCI EAFE® Index in the health care and consumer discretionary sectors. In health care, the Fund remained overweight relative to the MSCI EAFE® Index but at a reduced level. In consumer discretionary, the Fund moved from an underweight position to one that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the health care and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	55

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 95.5%†
Belgium 2.6%
Anheuser-Busch InBev N.V. (Beverages)	546,950	$59,521,112

Canada 4.9%
♦BCE, Inc. (Diversified Telecommunication Services)	1,692,050	75,363,907
Encana Corp. (Oil, Gas & Consumable Fuels)	1,529,500	35,499,695

		110,863,602

China 0.3%
China Huishan Dairy Holdings Co., Ltd. (Food Products) (a)	25,284,100	5,739,753

France 10.1%
Pernod-Ricard S.A. (Beverages)	91,000	10,921,783
Sanofi (Pharmaceuticals)	467,350	50,586,428
♦Total S.A. (Oil, Gas & Consumable Fuels)	1,400,300	100,010,466
Vallourec S.A. (Machinery)	1,105,939	65,369,862

		226,888,539

Germany 16.5%
♦Bayer A.G. (Pharmaceuticals)	758,250	105,195,761
Daimler A.G. (Automobiles)	581,900	53,871,033
Deutsche Wohnen A.G. (Real Estate Management & Development)	1,178,400	25,250,296
Fresenius SE & Co. KGaA (Health Care Providers & Services)	311,500	47,343,053
SAP A.G. (Software)	656,650	52,874,610
Siemens A.G. (Industrial Conglomerates)	404,750	53,345,315
ThyssenKrupp A.G. (Metals & Mining) (a)	1,166,780	33,216,369

		371,096,437

Italy 6.7%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	3,668,550	95,225,674
UniCredit S.p.A. (Banks)	6,090,750	54,417,986

		149,643,660

Japan 16.9%
Bridgestone Corp. (Auto Components)	1,907,450	68,286,467
♦Mitsubishi Corp. (Trading Companies & Distributors)	4,484,750	80,189,006
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	2,834,650	64,159,829
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,835,750	101,649,931
Tokio Marine Holdings, Inc. (Insurance)	2,284,450	67,281,058

		381,566,291

	Shares	Value

Netherlands 7.0%
Akzo Nobel N.V. (Chemicals)	582,542	$44,846,422
ING Groep N.V. (Diversified Financial Services) (a)	4,443,800	63,099,828
Wolters Kluwer N.V. (Media)	1,795,300	49,988,514

		157,934,764

Norway 1.2%
DNB ASA (Banks)	1,495,350	26,438,990

Singapore 3.2%
DBS Group Holdings, Ltd. (Banks)	5,281,450	71,362,976

Switzerland 12.5%
ABB, Ltd. (Electrical Equipment) (a)	2,916,000	70,042,313
Holcim, Ltd. (Construction Materials) (a)	545,300	49,938,848
Julius Baer Group, Ltd. (Capital Markets) (a)	1,426,750	66,709,195
♦Novartis A.G. (Pharmaceuticals)	1,092,300	94,696,614

		281,386,970

Thailand 0.3%
Intouch Holdings PCL, NVDR (Wireless Telecommunication Services)	3,023,500	7,287,794

United Kingdom 13.3%
♦GlaxoSmithKline PLC (Pharmaceuticals)	2,854,750	78,661,707
♦Lloyds Banking Group PLC (Banks) (a)	60,541,300	77,031,395
Smith & Nephew PLC (Health Care Equipment & Supplies)	2,877,000	44,664,937
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	2,322,304	88,154,660
WPP PLC (Media)	548,600	11,800,499

		300,313,198

Total Common Stocks (Cost $1,828,615,438)		2,150,044,086

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

56	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 4.0%
Repurchase Agreement 4.0%
United States 4.0%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $90,985,063 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $100,035,000 and a Market Value of $92,805,371) (Capital Markets)	$90,985,063	$90,985,063

Total Short-Term Investment (Cost $90,985,063)		90,985,063

Total Investments (Cost $1,919,600,501) (b)	99.5%	2,241,029,149
Other Assets, Less Liabilities	0.5	11,476,171
Net Assets	100.0%	$2,252,505,320
(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $1,927,601,991 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$338,972,539
Gross unrealized depreciation	(25,545,381)

Net unrealized appreciation	$313,427,158

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,150,044,086	$—	$—	$2,150,044,086
Short-Term Investment
Repurchase Agreement	—	90,985,063	—	90,985,063

Total Investments in Securities	$2,150,044,086	$90,985,063	$—	$2,241,029,149

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013 and April 30, 2014, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification

	Value	Percent †
Auto Components	$68,286,467	3.0%
Automobiles	53,871,033	2.4
Banks	229,251,347	10.2
Beverages	70,442,895	3.1
Capital Markets	157,694,258	7.0
Chemicals	44,846,422	2.0
Construction Materials	49,938,848	2.2
Diversified Financial Services	63,099,828	2.8
Diversified Telecommunication Services	177,013,838	7.9
Electrical Equipment	70,042,313	3.1
Food Products	5,739,753	0.3
Health Care Equipment & Supplies	44,664,937	2.0
Health Care Providers & Services	47,343,053	2.1
Industrial Conglomerates	53,345,315	2.4
Insurance	67,281,058	3.0
Machinery	65,369,862	2.9
Media	61,789,013	2.7
Metals & Mining	33,216,369	1.5
Oil, Gas & Consumable Fuels	230,735,835	10.2
Pharmaceuticals	329,140,510	14.6
Real Estate Management & Development	89,410,125	4.0
Software	52,874,610	2.3
Trading Companies & Distributors	80,189,006	3.6
Wireless Telecommunication Services	95,442,454	4.2

	2,241,029,149	99.5
Other Assets, Less Liabilities	11,476,171	0.5

Net Assets	$2,252,505,320	100.0%

†	Percentages indicated are based on Fund net assets.

58	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,919,600,501)	$2,241,029,149
Cash denominated in foreign currencies (identified cost $1,619,636)	1,627,022
Receivables:
Dividends	8,268,115
Fund shares sold	5,756,685
Other assets	144,208

Total assets	2,256,825,179

Liabilities
Payables:
Fund shares redeemed	2,271,271
Manager (See Note 3)	1,419,114
Transfer agent (See Note 3)	380,487
NYLIFE Distributors (See Note 3)	118,420
Shareholder communication	66,235
Professional fees	45,327
Investment securities purchased	12,367
Accrued expenses	6,638

Total liabilities	4,319,859

Net assets	$2,252,505,320

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,738
Additional paid-in capital	2,075,338,954

2,075,400,692
Undistributed net investment income	43,084,861
Accumulated net realized gain (loss) on investments and foreign currency transactions	(187,473,876)
Net unrealized appreciation (depreciation) on investments	321,428,648
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	64,995

Net assets	$2,252,505,320

Investor Class
Net assets applicable to outstanding shares	$10,148,513

Shares of beneficial interest outstanding	279,036

Net asset value per share outstanding	$36.37
Maximum sales charge (5.50% of offering price)	2.12

Maximum offering price per share outstanding	$38.49

Class A
Net assets applicable to outstanding shares	$430,788,753

Shares of beneficial interest outstanding	11,838,044

Net asset value per share outstanding	$36.39
Maximum sales charge (5.50% of offering price)	2.12

Maximum offering price per share outstanding	$38.51

Class C
Net assets applicable to outstanding shares	$18,163,098

Shares of beneficial interest outstanding	508,325

Net asset value and offering price per share outstanding	$35.73

Class I
Net assets applicable to outstanding shares	$1,725,085,693

Shares of beneficial interest outstanding	47,231,014

Net asset value and offering price per share outstanding	$36.52

Class R1
Net assets applicable to outstanding shares	$2,381,205

Shares of beneficial interest outstanding	65,306

Net asset value and offering price per share outstanding	$36.46

Class R2
Net assets applicable to outstanding shares	$53,623,655

Shares of beneficial interest outstanding	1,475,097

Net asset value and offering price per share outstanding	$36.35

Class R3
Net assets applicable to outstanding shares	$12,314,403

Shares of beneficial interest outstanding	340,987

Net asset value and offering price per share outstanding	$36.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$53,269,318

Expenses
Manager (See Note 3)	7,932,867
Transfer agent (See Note 3)	1,281,481
Distribution/Service—Investor Class (See Note 3)	12,237
Distribution/Service—Class A (See Note 3)	490,361
Distribution/Service—Class C (See Note 3)	88,949
Distribution/Service—Class R2 (See Note 3)	64,531
Distribution/Service—Class R3 (See Note 3)	29,878
Custodian	108,364
Shareholder communication	85,177
Registration	59,813
Professional fees	51,383
Shareholder service (See Note 3)	32,663
Trustees	15,018
Miscellaneous	26,274

Total expenses before waiver/reimbursement	10,278,996
Expense waiver/reimbursement from Manager (See Note 3)	(94,573)

Net expenses	10,184,423

Net investment income (loss)	43,084,895

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	44,013,617
Foreign currency transactions	(26,772)

Net realized gain (loss) on investments and foreign currency transactions	43,986,845

Net change in unrealized appreciation (depreciation) on:
Investments	796,774
Translation of other assets and liabilities in foreign currencies	8,802

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	805,576

Net realized and unrealized gain (loss) on investments and foreign currency transactions	44,792,421

Net increase (decrease) in net assets resulting from operations	$87,877,316

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,864,393.

60	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$43,084,895	$19,362,104
Net realized gain (loss) on investments and foreign currency transactions	43,986,845	27,532,154
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	805,576	246,009,792

Net increase (decrease) in net assets resulting from operations	87,877,316	292,904,050

Dividends to shareholders:
From net investment income:
Investor Class	(64,557)	(145,660)
Class A	(2,984,866)	(4,362,177)
Class C	(1,044)	(123,430)
Class I	(14,891,820)	(15,026,192)
Class R1	(13,718)	(12,375)
Class R2	(357,737)	(725,651)
Class R3	(54,427)	(161,189)

Total dividends to shareholders	(18,368,169)	(20,556,674)

Capital share transactions:
Net proceeds from sale of shares	481,665,886	805,978,301
Net asset value of shares issued to shareholders in reinvestment of dividends	18,116,392	19,559,999
Cost of shares redeemed	(163,120,630)	(272,789,458)

Increase (decrease) in net assets derived from capital share transactions	336,661,648	552,748,842

Net increase (decrease) in net assets	406,170,795	825,096,218

Net Assets
Beginning of period	1,846,334,525	1,021,238,307

End of period	$2,252,505,320	$1,846,334,525

Undistributed net investment income at end of period	$43,084,861	$18,368,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$35.16		$28.45	$27.46	$29.15	$27.05		$22.19

Net investment income (loss)	0.69	(a)	0.41 (a)	0.49 (a)	0.47	0.29	(a)	0.49	(a)
Net realized and unrealized gain (loss) on investments	0.75		6.79	0.52	(1.69)	2.09		5.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	1.44		7.18	0.99	(1.25)	2.38		5.61

Less dividends:
From net investment income	(0.23)		(0.47)	—	(0.44)	(0.28)		(0.75)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$36.37		$35.16	$28.45	$27.46	$29.15		$27.05

Total investment return (c)	4.12	%(d)	25.60%	3.61%	(4.44%)	9.02%		25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.96	%††	1.30%	1.78%	1.58%	1.07%		2.14%
Net expenses	1.34	%††	1.39%	1.45%	1.44%	1.55%		1.38%
Expenses (before waiver/reimbursement)	1.34	%††	1.39%	1.45%	1.44%	1.55%		1.62%
Portfolio turnover rate	21%		47%	74%	62%	80%		96%
Net assets at end of period (in 000’s)	$10,149		$9,968	$8,849	$9,864	$10,343		$10,373

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$35.20		$28.49	$27.48	$29.18	$27.05		$22.19

Net investment income (loss)	0.74	(a)	0.44 (a)	0.55 (a)	0.50	0.37	(a)	0.50	(a)
Net realized and unrealized gain (loss) on investments	0.73		6.81	0.49	(1.67)	2.07		5.19
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	1.47		7.23	1.02	(1.20)	2.44		5.68

Less dividends:
From net investment income	(0.28)		(0.52)	(0.01)	(0.50)	(0.31)		(0.82)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$36.39		$35.20	$28.49	$27.48	$29.18		$27.05

Total investment return (c)	4.21	%(d)	25.75%	3.76%	(4.31%)	9.30%		26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21	%††	1.40%	2.00%	1.77%	1.36%		2.13%
Net expenses	1.21	%††	1.27%	1.31%	1.29%	1.30%		1.14%
Expenses (before waiver/reimbursement)	1.21	%††	1.27%	1.31%	1.29%	1.36%		1.37%
Portfolio turnover rate	21%		47%	74%	62%	80%		96%
Net assets at end of period (in 000’s)	$430,789		$379,556	$240,403	$159,275	$193,508		$138,355

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

62	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012		2011	2010		2009
Net asset value at beginning of period	$34.44		$27.87	$27.11		$28.87	$26.87		$22.02

Net investment income (loss)	0.56	(a)	0.17 (a)	0.28	(a)	0.27	0.08	(a)	0.29	(a)
Net realized and unrealized gain (loss) on investments	0.73		6.67	0.50		(1.69)	2.09		5.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)		(0.03)	0.00	‡	(0.01)

Total from investment operations	1.29		6.82	0.76		(1.45)	2.17		5.41

Less dividends:
From net investment income	(0.00	)‡	(0.25)	—		(0.31)	(0.17)		(0.56)

Redemption fee (b)	—		—	—		—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$35.73		$34.44	$27.87		$27.11	$28.87		$26.87

Total investment return (c)	3.75	%(d)	24.67%	2.80	%(e)	(5.16%)	8.20%		25.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25	%††	0.54%	1.05%		0.89%	0.31%		1.30%
Net expenses	2.09	%††	2.14%	2.20%		2.19%	2.29%		2.13%
Expenses (before waiver/reimbursement)	2.09	%††	2.14%	2.20%		2.19%	2.29%		2.37%
Portfolio turnover rate	21%		47%	74%		62%	80%		96%
Net assets at end of period (in 000’s)	$18,163		$17,386	$13,832		$15,931	$15,538		$19,244

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$35.37		$28.63	$27.56	$29.26	$27.12		$22.25

Net investment income (loss)	0.78	(a)	0.54 (a)	0.64 (a)	0.60	0.46	(a)	0.60	(a)
Net realized and unrealized gain (loss) on investments	0.73		6.84	0.51	(1.67)	2.08		5.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	1.51		7.36	1.13	(1.10)	2.54		5.74

Less dividends:
From net investment income	(0.36)		(0.62)	(0.06)	(0.60)	(0.40)		(0.87)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$36.52		$35.37	$28.63	$27.56	$29.26		$27.12

Total investment return (c)	4.33	%(d)	26.16%	4.12%	(3.95%)	9.62%		26.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41	%††	1.69%	2.30%	2.10%	1.70%		2.59%
Net expenses	0.95	%††	0.95%	0.95%	0.95%	0.95%		0.85%
Expenses (before waiver/reimbursement)	0.96	%††	1.02%	1.06%	1.04%	1.11%		1.13%
Portfolio turnover rate	21%		47%	74%	62%	80%		96%
Net assets at end of period (in 000’s)	$1,725,086		$1,374,470	$704,106	$685,355	$587,673		$487,411

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$35.29		$28.57	$27.52	$29.22	$27.07		$22.22

Net investment income (loss)	0.71	(a)	0.50 (a)	0.64	0.54	0.40	(a)	0.59	(a)
Net realized and unrealized gain (loss) on investments	0.79		6.83	0.48	(1.64)	2.10		5.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	1.50		7.31	1.10	(1.13)	2.50		5.70

Less dividends:
From net investment income	(0.33)		(0.59)	(0.05)	(0.57)	(0.35)		(0.85)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$36.46		$35.29	$28.57	$27.52	$29.22		$27.07

Total investment return (c)	4.27	%(d)	26.05%	4.05%	(4.09%)	9.48%		26.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04	%††	1.55%	2.30%	1.61%	1.47%		2.54%
Net expenses	1.05	%††	1.05%	1.05%	1.05%	1.10%		0.99%
Expenses (before reimbursement/waiver)	1.06	%††	1.12%	1.16%	1.14%	1.21%		1.22%
Portfolio turnover rate	21%		47%	74%	62%	80%		96%
Net assets at end of period (in 000’s)	$2,381		$1,480	$590	$480	$949		$675

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$35.14		$28.45	$27.45	$29.14	$27.05		$22.18

Net investment income (loss)	0.71	(a)	0.42 (a)	0.51 (a)	0.47	0.32	(a)	0.44	(a)
Net realized and unrealized gain (loss) on investments	0.74		6.78	0.51	(1.67)	2.07		5.23
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	1.45		7.18	1.00	(1.23)	2.39		5.66

Less dividends:
From net investment income	(0.24)		(0.49)	—	(0.46)	(0.30)		(0.79)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$36.35		$35.14	$28.45	$27.45	$29.14		$27.05

Total investment return (c)	4.14	%(d)	25.62%	3.64%	(4.37%)	9.06%		26.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05	%††	1.32%	1.85%	1.63%	1.17%		1.84%
Net expenses	1.31	%††	1.38%	1.41%	1.40%	1.46%		1.27%
Expenses (before waiver/reimbursement)	1.31	%††	1.38%	1.41%	1.40%	1.46%		1.47%
Portfolio turnover rate	21%		47%	74%	62%	80%		96%
Net assets at end of period (in 000’s)	$53,624		$51,496	$42,435	$37,081	$39,156		$27,480

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$34.87		$28.24	$27.31	$29.01	$26.95		$22.13

Net investment income (loss)	0.65	(a)	0.34 (a)	0.44 (a)	0.40	0.25	(a)	0.39	(a)
Net realized and unrealized gain (loss) on investments	0.75		6.73	0.51	(1.68)	2.08		5.19
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	(0.02)	(0.03)	0.00	‡	(0.01)

Total from investment operations	1.40		7.05	0.93	(1.31)	2.33		5.57

Less dividends:
From net investment income	(0.16)		(0.42)	—	(0.39)	(0.27)		(0.75)

Redemption fee (b)	—		—	—	—	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$36.11		$34.87	$28.24	$27.31	$29.01		$26.95

Total investment return (c)	4.01	%(d)	25.30%	3.41%	(4.65%)	8.85%		25.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76	%††	1.08%	1.60%	1.37%	0.91%		1.60%
Net expenses	1.56	%††	1.62%	1.66%	1.65%	1.71%		1.54%
Expenses (before waiver/reimbursement)	1.56	%††	1.62%	1.66%	1.65%	1.71%		1.72%
Portfolio turnover rate	21%		47%	74%	62%	80%		96%
Net assets at end of period (in 000’s)	$12,314		$11,978	$11,023	$10,577	$10,208		$6,536

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of each ICAP Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and

66	MainStay ICAP Funds

measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that an ICAP Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for each ICAP Fund’s assets or liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain securities held by the ICAP Funds may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

mainstayinvestments.com	67

Notes to Financial Statements (Unaudited) (continued)

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The ICAP Global Fund and the ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The ICAP Global Fund and the ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. MainStay ICAP Global Fund and MainStay ICAP International Fund will declare and pay dividends from net investment income, if any, at least annually. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

68	MainStay ICAP Funds

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds did not have any portfolio securities on loan as of April 30, 2014.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by an ICAP Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management

mainstayinvestments.com	69

Notes to Financial Statements (Unaudited) (continued)

Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

Prior to February 28, 2014, MainStay ICAP Global Fund paid the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the six month period ended April 30, 2014 were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Global Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% and 1.30%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice. Prior to February 28, 2014, only Class R1 had a voluntary waiver in place.

70	MainStay ICAP Funds

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees waived/ reimbursed
MainStay ICAP Equity Fund	$4,451,823	$303
MainStay ICAP Select Equity Fund	20,901,397	1,642,814
MainStay ICAP Global Fund	259,967	44,403
MainStay ICAP International Fund	7,932,867	94,573

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by each ICAP Fund for the six-month period ended April 30, 2014, were as follows:

MainStay ICAP Equity Fund
Class R1	$4,561
Class R2	10,109
Class R3	1,878

MainStay ICAP Select Equity Fund
Class R1	$27,569
Class R2	15,500
Class R3	6,678

MainStay ICAP International Fund
Class R1	$875
Class R2	25,812
Class R3	5,976

(C)  Sales Charges.  The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2014, were as follows:

MainStay ICAP Equity Fund
Investor Class	$4,651
Class A	7,646

MainStay ICAP Select Equity Fund
Investor Class	$20,420
Class A	29,234

MainStay ICAP Global Fund
Investor Class	$816
Class A	662

MainStay ICAP International Fund
Investor Class	$3,026
Class A	7,549

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2014, were as follows:

MainStay ICAP Equity Fund
Class A	$253
Class C	452

MainStay ICAP Select Equity Fund
Investor Class	$7
Class A	2,502
Class B	22,984
Class C	2,589

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Notes to Financial Statements (Unaudited) (continued)

MainStay ICAP Global Fund
Class A	$100
Class C	62

MainStay ICAP International Fund
Class A	$5
Class C	2,549

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the six-month period ended April 30, 2014, were as follows:

MainStay ICAP Equity Fund
Investor Class	$17,889
Class A	15,019
Class C	16,096
Class I	339,385
Class R1	3,067
Class R2	6,807
Class R3	1,264

MainStay ICAP Select Equity Fund
Investor Class	$274,003
Class A	649,335
Class B	71,701
Class C	155,683
Class I	3,011,617
Class R1	42,337
Class R2	23,738
Class R3	10,246

MainStay ICAP Global Fund
Investor Class	$1,112
Class A	401
Class C	703
Class I	5,071

MainStay ICAP International Fund
Investor Class	$12,625
Class A	249,927
Class C	22,940
Class I	954,362
Class R1	1,113
Class R2	32,898
Class R3	7,616

(E)  Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services.  In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$94,366,804	8.9%

MainStay ICAP Select Equity Fund
Class A	$205,531	0.0	%‡
Class R6	28,639	0.4

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund
Class A	$61,433	1.3%
Class C	29,733	4.9
Class I	58,514,818	96.0

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Equity Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $54,454,136 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To

72	MainStay ICAP Funds

the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$54,454	$—

MainStay ICAP Select Equity Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $157,552,034 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$48,516	$—
2017	109,036	—
Total	$157,552	$—

MainStay ICAP Global Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $6,341,989 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$6,342	$—

MainStay ICAP International Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $223,459,231 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$67,705	$—
2017	146,267	—
Unlimited	9,487	—
Total	$223,459	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

	2013
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$13,676,381	$—	$13,676,381
MainStay ICAP Select Equity Fund	60,393,363	—	60,393,363
MainStay ICAP Global Fund	862,714	—	862,714
MainStay ICAP International Fund	20,556,674	—	20,556,674

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the ICAP Fund’s net assets and/or the market value of securities held by the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 6–Line of Credit

The ICAP Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the ICAP Funds under the Credit Agreement during the six-month period ended April 30, 2014.

mainstayinvestments.com	73

Notes to Financial Statements (Unaudited) (continued)

Note 7–Purchases and Sales of Securities (in 000’s)

For the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$267,044	$234,947
MainStay ICAP Select Equity Fund	1,331,455	1,246,634
MainStay ICAP Global Fund	19,505	18,224
MainStay ICAP International Fund	726,335	400,812

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	19,535	$1,000,371
Shares issued to shareholders in reinvestment of dividends and distributions	1,061	54,408
Shares redeemed	(19,288)	(986,811)

Net increase (decrease) in shares outstanding before conversion	1,308	67,968
Shares converted from Investor Class (See Note 1)	(12,922)	(660,796)

Net increase (decrease)	(11,614)	$(592,828)

Year ended October 31, 2013:
Shares sold	38,478	$1,716,472
Shares issued to shareholders in reinvestment of dividends and distributions	2,869	126,068
Shares redeemed	(44,618)	(1,976,357)

Net increase (decrease) in shares outstanding before conversion	(3,271)	(133,817)
Shares converted into Investor Class (See Note 1)	3,153	150,726
Shares converted from Investor Class (See Note 1)	(23,274)	(1,080,430)

Net increase (decrease)	(23,392)	$(1,063,521)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	98,472	$5,020,017
Shares issued to shareholders in reinvestment of dividends and distributions	4,218	216,475
Shares redeemed	(163,364)	(8,404,197)

Net increase (decrease) in shares outstanding before conversion	(60,674)	(3,167,705)
Shares converted into Class A (See Note 1)	12,903	660,796

Net increase (decrease)	(47,771)	$(2,506,909)

Year ended October 31, 2013:
Shares sold	317,960	$14,090,377
Shares issued to shareholders in reinvestment of dividends and distributions	9,591	426,504
Shares redeemed	(195,468)	(8,589,162)

Net increase (decrease) in shares outstanding before conversion	132,083	5,927,719
Shares converted into Class A (See Note 1)	23,232	1,080,430
Shares converted from Class A (See Note 1)	(3,147)	(150,726)

Net increase (decrease)	152,168	$6,857,423

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	26,286	$1,323,755
Shares issued to shareholders in reinvestment of dividends and distributions	57	2,922
Shares redeemed	(13,018)	(658,748)

Net increase (decrease)	13,325	$667,929

Year ended October 31, 2013:
Shares sold	55,666	$2,516,013
Shares issued to shareholders in reinvestment of dividends and distributions	398	16,917
Shares redeemed	(37,137)	(1,582,648)

Net increase (decrease)	18,927	$950,282

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,229,514	$114,601,290
Shares issued to shareholders in reinvestment of dividends and distributions	115,420	5,936,147
Shares redeemed	(1,686,333)	(86,457,068)

Net increase (decrease)	658,601	$34,080,369

Year ended October 31, 2013:
Shares sold	4,741,666	$213,187,044
Shares issued to shareholders in reinvestment of dividends and distributions	281,207	12,430,743
Shares redeemed	(5,974,888)	(266,888,760)

Net increase (decrease)	(952,015)	$(41,270,973)

74	MainStay ICAP Funds

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	30,229	$1,564,435
Shares issued to shareholders in reinvestment of dividends	1,001	51,527
Shares redeemed	(15,975)	(813,872)

Net increase (decrease)	15,255	$802,090

Year ended October 31, 2013:
Shares sold	93,239	$4,066,747
Shares issued to shareholders in reinvestment of dividends and distributions	2,179	96,977
Shares redeemed	(36,280)	(1,616,380)

Net increase (decrease)	59,138	$2,547,344

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	55,801	$2,876,976
Shares issued to shareholders in reinvestment of dividends and distributions	1,190	61,108
Shares redeemed	(103,567)	(5,288,386)

Net increase (decrease)	(46,576)	$(2,350,302)

Year ended October 31, 2013:
Shares sold	201,645	$9,050,910
Shares issued to shareholders in reinvestment of dividends	3,428	151,412
Shares redeemed	(94,834)	(4,216,555)

Net increase (decrease)	110,239	$4,985,767

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	10,898	$555,585
Shares issued to shareholders in reinvestment of dividends and distributions	235	12,030
Shares redeemed	(8,708)	(446,145)

Net increase (decrease)	2,425	$121,470

Year ended October 31, 2013:
Shares sold	26,246	$1,152,965
Shares issued to shareholders in reinvestment of dividends and distributions	619	27,112
Shares redeemed	(32,238)	(1,375,803)

Net increase (decrease)	(5,373)	$(195,726)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	119,707	$5,821,045
Shares issued to shareholders in reinvestment of dividends and distributions	16,559	806,142
Shares redeemed	(230,071)	(11,156,304)

Net increase (decrease) in shares outstanding before conversion	(93,805)	(4,529,117)
Shares converted into Investor Class (See Note 1)	63,423	3,084,308
Shares converted from Investor Class (See Note 1)	(186,398)	(9,048,592)

Net increase (decrease)	(216,780)	$(10,493,401)

Year ended October 31, 2013:
Shares sold	195,519	$8,364,601
Shares issued to shareholders in reinvestment of dividends and distributions	44,189	1,847,401
Shares redeemed	(566,991)	(23,962,056)

Net increase (decrease) in shares outstanding before conversion	(327,283)	(13,750,054)
Shares converted into Investor Class (See Note 1)	218,732	9,353,171
Shares converted from Investor Class (See Note 1)	(480,398)	(21,101,974)

Net increase (decrease)	(588,949)	$(25,498,857)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,736,148	$84,276,098
Shares issued to shareholders in reinvestment of dividends and distributions	75,960	3,699,082
Shares redeemed	(2,289,709)	(111,239,857)

Net increase (decrease) in shares outstanding before conversion	(477,601)	(23,264,677)
Shares converted into Class A (See Note 1)	204,802	9,931,315

Net increase (decrease)	(272,799)	$(13,333,362)

Year ended October 31, 2013:
Shares sold	4,402,386	$187,907,287
Shares issued to shareholders in reinvestment of dividends and distributions	172,764	7,293,779
Shares redeemed	(3,542,410)	(150,576,291)

Net increase (decrease) in shares outstanding before conversion	1,032,740	44,624,775
Shares converted into Class A (See Note 1)	542,080	23,735,116
Shares converted from Class A (See Note 1)	(37,499)	(1,680,426)

Net increase (decrease)	1,537,321	$66,679,465

mainstayinvestments.com	75

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	60,795	$2,922,767
Shares issued to shareholders in reinvestment of dividends and distributions	415	19,881
Shares redeemed	(72,907)	(3,511,707)

Net increase (decrease) in shares outstanding before conversion	(11,697)	(569,059)
Shares converted from Class B (See Note 1)	(82,583)	(3,967,031)

Net increase (decrease)	(94,280)	$(4,536,090)

Year ended October 31, 2013:
Shares sold	137,834	$5,799,072
Shares issued to shareholders in reinvestment of dividends and distributions	3,384	136,310
Shares redeemed	(199,687)	(8,334,445)

Net increase (decrease) in shares outstanding before conversion	(58,469)	(2,399,063)
Shares converted from Class B (See Note 1)	(245,229)	(10,305,887)

Net increase (decrease)	(303,698)	$(12,704,950)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	94,846	$4,543,359
Shares issued to shareholders in reinvestment of dividends and distributions	638	30,592
Shares redeemed	(193,262)	(9,284,029)

Net increase (decrease)	(97,778)	$(4,710,078)

Year ended October 31, 2013:
Shares sold	251,994	$10,685,053
Shares issued to shareholders in reinvestment of dividends and distributions	4,442	179,962
Shares redeemed	(467,675)	(19,447,854)

Net increase (decrease)	(211,239)	$(8,582,839)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold (a)	9,233,997	$448,725,305
Shares issued to shareholders in reinvestment of dividends and distributions	493,826	24,088,406
Shares redeemed	(9,895,444)	(481,986,095)

Net increase (decrease)	(167,621)	$(9,172,384)

Year ended October 31, 2013:
Shares sold	24,307,568	$1,037,024,790
Shares issued to shareholders in reinvestment of dividends and distributions	1,088,170	45,944,382
Shares redeemed	(21,355,654)	(893,929,997)

Net increase (decrease)	4,040,084	$189,039,175

(a) Includes the purchase of $436,021 shares through an in-kind transfer of securities in the amount of $21,133,956. (see Note 8)

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	595,815	$28,893,818
Shares issued to shareholders in reinvestment of dividends and distributions	6,903	336,739
Shares redeemed	(246,657)	(12,119,785)

Net increase (decrease)	356,061	$17,110,772

Year ended October 31, 2013:
Shares sold	165,687	$7,233,266
Shares issued to shareholders in reinvestment of dividends and distributions	9,699	408,241
Shares redeemed	(171,008)	(7,253,182)

Net increase (decrease)	4,378	$388,325

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	196,835	$9,525,795
Shares issued to shareholders in reinvestment of dividends and distributions	2,913	141,709
Shares redeemed	(204,147)	(9,959,042)

Net increase (decrease)	(4,399)	$(291,538)

Year ended October 31, 2013:
Shares sold	192,081	$7,977,573
Shares issued to shareholders in reinvestment of dividends and distributions	6,513	273,304
Shares redeemed	(204,260)	(8,623,642)

Net increase (decrease)	(5,666)	$(372,765)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	27,865	$1,363,833
Shares issued to shareholders in reinvestment of dividends and distributions	766	37,228
Shares redeemed	(41,552)	(1,994,987)

Net increase (decrease)	(12,921)	$(593,926)

Year ended October 31, 2013:
Shares sold	76,608	$3,240,989
Shares issued to shareholders in reinvestment of dividends and distributions	2,862	118,975
Shares redeemed	(176,345)	(7,520,935)

Net increase (decrease)	(96,875)	$(4,160,971)

76	MainStay ICAP Funds

Class R6	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	150,976	$7,314,375
Shares issued to shareholders in reinvestment of dividends and distributions	987	48,116

Net increase (decrease)	151,963	$7,362,491

Year ended October 31, 2013 (b):
Shares sold	567	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	4	194

Net increase (decrease)	567	$25,194

(b) Class R6 shares were first offered on June 17, 2013.

MainStay ICAP Global Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	14,009	$160,600
Shares issued to shareholders in reinvestment of dividends and distributions	880	9,939
Shares redeemed	(7,101)	(80,176)

Net increase (decrease) in shares outstanding before conversion	7,788	90,363
Shares converted from Investor Class (See Note 1)	(2,265)	(25,886)

Net increase (decrease)	5,523	$64,477

Year ended October 31, 2013:
Shares sold	26,567	$265,286
Shares issued to shareholders in reinvestment of dividends and distributions	1,058	9,620
Shares redeemed	(14,928)	(153,074)

Net increase (decrease) in shares outstanding before conversion	12,697	121,832
Shares converted from Investor Class (See Note 1)	(3,417)	(32,815)

Net increase (decrease)	9,280	$89,017

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	34,823	$399,148
Shares issued to shareholders in reinvestment of dividends and distributions	4,579	51,787
Shares redeemed	(18,411)	(211,851)

Net increase (decrease) in shares outstanding before conversion	20,991	239,084
Shares converted into Class A (See Note 1)	2,261	25,886

Net increase (decrease)	23,252	$264,970

Year ended October 31, 2013:
Shares sold	44,567	$449,928
Shares issued to shareholders in reinvestment of dividends and distributions	5,633	51,258
Shares redeemed	(50,027)	(513,615)

Net increase (decrease) in shares outstanding before conversion	173	(12,429)
Shares converted into Class A (See Note 1)	3,414	32,815

Net increase (decrease)	3,587	$20,386

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	4,933	$55,805
Shares issued to shareholders in reinvestment of dividends and distributions	262	2,952
Shares redeemed	(2,954)	(33,609)

Net increase (decrease)	2,241	$25,148

Year ended October 31, 2013:
Shares sold	28,458	$289,813
Shares issued to shareholders in reinvestment of dividends and distributions	204	1,850
Shares redeemed	(11,381)	(116,548)

Net increase (decrease)	17,281	$175,115

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	862	$10,000
Shares issued to shareholders in reinvestment of dividends and distributions	68,543	775,905
Shares redeemed	(3,132)	(35,642)

Net increase (decrease)	66,273	$750,263

Year ended October 31, 2013:
Shares sold	2,367	$23,758
Shares issued to shareholders in reinvestment of dividends and distributions	87,657	798,553
Shares redeemed	(4,973)	(54,144)

Net increase (decrease)	85,051	$768,167

mainstayinvestments.com	77

Notes to Financial Statements (Unaudited) (continued)

MainStay ICAP International Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	22,996	$811,746
Shares issued to shareholders in reinvestment of dividends and distributions	1,849	64,125
Shares redeemed	(18,597)	(656,094)

Net increase (decrease) in shares outstanding before conversion	6,248	219,777
Shares converted from Investor Class (See Note 1)	(10,756)	(377,411)

Net increase (decrease)	(4,508)	$(157,634)

Year ended October 31, 2013:
Shares sold	37,976	$1,198,205
Shares issued to shareholders in reinvestment of dividends and distributions	4,979	144,550
Shares redeemed	(46,633)	(1,468,808)

Net increase (decrease) in shares outstanding before conversion	(3,678)	(126,053)
Shares converted into Investor Class (See Note 1)	3,563	119,269
Shares converted from Investor Class (See Note 1)	(27,359)	(902,111)

Net increase (decrease)	(27,474)	$(908,895)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,086,636	$73,693,495
Shares issued to shareholders in reinvestment of dividends and distributions	83,984	2,912,552
Shares redeemed	(1,127,398)	(39,826,965)

Net increase (decrease) in shares outstanding before conversion	1,043,222	36,779,082
Shares converted into Class A (See Note 1)	10,755	377,411

Net increase (decrease)	1,053,977	$37,156,493

Year ended October 31, 2013:
Shares sold	3,949,365	$126,783,797
Shares issued to shareholders in reinvestment of dividends and distributions	142,215	4,129,921
Shares redeemed	(1,769,230)	(55,753,343)

Net increase (decrease) in shares outstanding before conversion	2,322,350	75,160,375
Shares converted into Class A (See Note 1)	27,334	902,111
Shares converted from Class A (See Note 1)	(3,560)	(119,269)

Net increase (decrease)	2,346,124	$75,943,217

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	56,288	$1,952,869
Shares issued to shareholders in reinvestment of dividends and distributions	28	954
Shares redeemed	(52,837)	(1,836,284)

Net increase (decrease)	3,479	$117,539

Year ended October 31, 2013:
Shares sold	78,974	$2,471,760
Shares issued to shareholders in reinvestment of dividends and distributions	3,806	108,957
Shares redeemed	(74,192)	(2,248,542)

Net increase (decrease)	8,588	$332,175

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	11,088,608	$395,083,357
Shares issued to shareholders in reinvestment of dividends and distributions	424,342	14,758,600
Shares redeemed	(3,145,051)	(111,350,165)

Net increase (decrease)	8,367,899	$298,491,792

Year ended October 31, 2013:
Shares sold	19,880,826	$656,645,012
Shares issued to shareholders in reinvestment of dividends and distributions	493,838	14,365,737
Shares redeemed	(6,104,005)	(191,915,991)

Net increase (decrease)	14,270,659	$479,094,758

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	25,451	$912,359
Shares issued to shareholders in reinvestment of dividends and distributions	327	11,353
Shares redeemed	(2,409)	(85,253)

Net increase (decrease)	23,369	$838,459

Year ended October 31, 2013:
Shares sold	23,585	$764,746
Shares issued to shareholders in reinvestment of dividends and distributions	318	9,241
Shares redeemed	(2,620)	(83,859)

Net increase (decrease)	21,283	$690,128

78	MainStay ICAP Funds

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	197,234	$6,950,076
Shares issued to shareholders in reinvestment of dividends and distributions	9,304	322,474
Shares redeemed	(196,739)	(6,968,410)

Net increase (decrease)	9,799	$304,140

Year ended October 31, 2013:
Shares sold	438,198	$13,735,882
Shares issued to shareholders in reinvestment of dividends and distributions	22,869	663,671
Shares redeemed	(487,337)	(15,325,850)

Net increase (decrease)	(26,270)	$(926,297)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	64,341	$2,261,984
Shares issued to shareholders in reinvestment of dividends and distributions	1,345	46,334
Shares redeemed	(68,179)	(2,397,459)

Net increase (decrease)	(2,493)	$(89,141)

Year ended October 31, 2013:
Shares sold	139,172	$4,378,899
Shares issued to shareholders in reinvestment of dividends and distributions	4,779	137,922
Shares redeemed	(190,857)	(5,993,065)

Net increase (decrease)	(46,906)	$(1,476,244)

Note 9–In-Kind Transfer of Securities

During the six-month period ended April 30, 2014, the MainStay ICAP Select Equity Fund sold shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Value
11/21/13	436,021	$21,133,956

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and ICAP. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and ICAP on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds, and the rationale for any differences in the ICAP Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and ICAP from their relationships with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow, and the extent to which economies of scale may benefit ICAP Fund investors; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and ICAP and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds, and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the ICAP Funds under the terms of the Management Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the ICAP Funds’ Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the ICAP Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the ICAP Funds, and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

80	MainStay ICAP Funds

The Board also examined the nature, scope and quality of the advisory services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. The Board particularly considered detailed investment reports on the ICAP Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance, and the ICAP Funds’ investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance, as well as discussions between the ICAP Funds’ portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements, and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Funds. The Board also noted that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board consid-

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

ered the profitability of New York Life Investments’ relationship with the ICAP Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board considered whether the ICAP Funds’ expense structure permits economies of scale to be shared with ICAP Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty in determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board noted the MainStay ICAP Global Fund’s relatively low assets, and following discussion, agreed to accept New York Life Investments’ viewpoint that, the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the ICAP Funds to New York Life Investments, since the fees paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the ICAP Funds’ net management fees and expenses. In addition, following discussion and negotiation with New York Life Investments, the Board agreed to accept New York Life Investments’ proposal to institute an additional management fee breakpoint for each Fund at the $7.5 billion asset level. Moreover, following discussion and negotiation with New York Life Investments, the Board agreed to accept New York Life Investments’ proposal to institute an additional management fee breakpoint for the MainStay ICAP Global Fund at the $5 billion asset level. The Board also noted that New York Life Investments proposed to implement, and the Board approved, a new voluntary expense limitation arrangement for the MainStay ICAP International Fund.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Funds.

The Board considered that, because the ICAP Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003;

82	MainStay ICAP Funds

(iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	83

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

84	MainStay ICAP Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34038 MS164-14	MSIC10-06/14 NL0E1

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.35 5.45%	12.19 18.72%	15.18 16.50%	6.02 6.62%	1.57 1.57%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.17 5.64	12.63 19.19	15.70 17.01	6.29 6.90	1.15 1.15
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.18 5.05	12.81 17.81	15.39 15.62	5.80 5.80	2.32 2.32
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.08 5.05	16.85 17.85	15.62 15.62	5.81 5.81	2.32 2.32
Class I Shares	No Sales Charge		5.78	19.48	17.29	7.31	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[4]	7.83%	20.78%	19.54%	8.10%
Average Lipper Multi-Cap Core Fund[5]	6.90	20.10	17.86	7.45

4.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,054.50	$7.64	$1,017.40	$7.50

Class A Shares	$1,000.00	$1,056.40	$5.81	$1,019.10	$5.71

Class B Shares	$1,000.00	$1,050.50	$11.44	$1,013.60	$11.23

Class C Shares	$1,000.00	$1,050.50	$11.44	$1,013.60	$11.23

Class I Shares	$1,000.00	$1,057.80	$4.54	$1,020.40	$4.46

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.50% for Investor Class, 1.14% for Class A, 2.25% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Software	10.5%
Aerospace & Defense	5.7
Oil, Gas & Consumable Fuels	5.1
Chemicals	5.0
Health Care Providers & Services	5.0
Capital Markets	4.8
Technology Hardware Storage & Peripherals	4.8
Banks	4.7
Auto Components	4.1
Insurance	3.6
Diversified Financial Services	3.4
Specialty Retail	3.1
IT Services	3.0
Food Products	2.6
Pharmaceuticals	2.5
Machinery	2.4
Multi-Utilities	2.4

Media	2.2%
Food & Staples Retailing	2.1
Energy Equipment & Services	2.0
Semiconductors & Semiconductor Equipment	2.0
Hotels, Restaurants & Leisure	1.9
Distributors	1.8
Life Sciences Tools & Services	1.8
Beverages	1.6
Diversified Telecommunication Services	1.6
Health Care Equipment & Supplies	1.6
Multiline Retail	1.6
Consumer Finance	1.5
Building Products	1.4
Containers & Packaging	1.2
Short-Term Investment	2.7
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Boeing Co. (The)

4.	Oracle Corp.

5.	Time Warner, Inc.
6.	Exxon Mobil Corp.

7.	CVS Caremark Corp.

8.	American International Group, Inc.

9.	CME Group, Inc.

10.	Praxair, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 5.45% for Investor Class shares, 5.64% for Class A shares, 5.05% for Class B shares and 5.05% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 5.78%. For the six months ended April 30, 2014, all share classes underperformed the 7.83% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index, and the 6.90% return of the average Lipper2 multi-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided positive absolute returns but trailed the Russell 3000® Index. Stock selection in the consumer discretionary, financials, materials and energy sectors hurt relative performance, while stock selection in health care and information technology contributed positively to relative results. (Contributions take weightings and total returns into account.) The Fund’s cash position, which averaged 4% during the reporting period, detracted in the strong equity market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Strong stock selection in the health care sector, in which the Fund held an underweight position, provided the most significant positive contribution relative to the Russell 3000® Index. Strong stock selection also helped the information technology sector provide a significant return relative to the benchmark. In the telecommunication services sector, an underweight position and good stock selection contributed positively to relative results.

The weakest sector in terms of relative returns was consumer discretionary, which had a negative total return within the Fund. Financials and materials were also weak relative contributors. In each case, stock selection hampered relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest positive contributions to returns for the reporting period were pharmaceutical company Endo International and technology companies Microsoft and Oracle.

Shares of Endo International benefited from strategic initiatives implemented by the company’s new CEO. Shares of Microsoft and Oracle advanced during the reporting period as the companies continued to pursue favorable shareholder-oriented capital allocation policies.

Among the stocks that detracted the most from the Fund’s absolute performance were financial company CIT Group, office supplies retailer Staples and gaming company International Game Technology. Shares of CIT Group and Staples declined sharply after the companies separately reported lower-than-expected earnings during the reporting period. Although shares of International Game Technology appreciated significantly in 2013, the shares declined after the company reported lower-than-expected revenue during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period, including a position in software company ANSYS. The company is a leader in simulation software with a significant market share, a loyal customer base and very high renewal rates. We also purchased shares of specialty retailer PetSmart, which has proven to be economically resilient and continues to grow at an impressive annual rate. The Fund also bought shares of financial firm Morgan Stanley, which has become more transparent and simplified following the implementation of the Volcker Rule in the wake of the financial crisis.

We sold the Fund’s position in Staples in favor of other companies with a more attractive risk/reward profile and we sold Allegion, which was spun-off from Ingersoll Rand.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the information technology and financials sectors during the reporting period, while reducing exposure to the consumer discretionary and industrials sectors. These moves were the result of stock-specific decisions and did not reflect top-down assessments of individual sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was overweight relative to the Russell 3000® Index in the materials, information technology and consumer discretionary sectors. As of the same date, notable underweight positions relative to the Index included the energy, consumer staples and industrials sectors.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 97.0%†
Aerospace & Defense 5.7%
♦Boeing Co. (The)	150,320	$19,394,287
Rockwell Collins, Inc.	102,160	7,932,724
United Technologies Corp.	84,380	9,984,685

		37,311,696

Auto Components 4.1%
Dana Holding Corp.	312,030	6,605,675
Delphi Automotive PLC	127,940	8,551,509
Visteon Corp. (a)	133,170	11,560,488

		26,717,672

Banks 4.7%
CIT Group, Inc.	269,770	11,613,598
Citigroup, Inc.	266,480	12,767,057
Huntington Bancshares, Inc.	698,650	6,399,634

		30,780,289

Beverages 1.6%
PepsiCo., Inc.	123,550	10,611,709

Building Products 1.4%
Masco Corp.	475,070	9,544,156

Capital Markets 4.8%
Ameriprise Financial, Inc.	89,910	10,036,653
BlackRock, Inc.	36,870	11,097,870
Morgan Stanley	333,600	10,318,248

		31,452,771

Chemicals 5.0%
E.I. du Pont de Nemours & Co.	159,620	10,745,618
Ecolab, Inc.	85,212	8,916,584
♦Praxair, Inc.	102,650	13,400,958

		33,063,160

Consumer Finance 1.5%
Capital One Financial Corp.	129,884	9,598,428

Containers & Packaging 1.2%
Rock-Tenn Co. Class A	85,330	8,158,401

Distributors 1.8%
Genuine Parts Co.	133,500	11,630,520

Diversified Financial Services 3.4%
♦CME Group, Inc.	194,525	13,692,615
Interactive Brokers Group, Inc. Class A	369,970	8,842,283

		22,534,898

	Shares	Value

Diversified Telecommunication Services 1.6%
CenturyLink, Inc.	306,480	$10,699,217

Energy Equipment & Services 2.0%
National Oilwell Varco, Inc.	168,575	13,238,195

Food & Staples Retailing 2.1%
♦CVS Caremark Corp.	190,800	13,874,976

Food Products 2.6%
Ingredion, Inc.	158,317	11,153,433
J.M. Smucker Co. (The)	59,066	5,710,501

		16,863,934

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	275,980	10,691,465

Health Care Providers & Services 5.0%
Aetna, Inc.	186,230	13,306,133
DaVita HealthCare Partners, Inc. (a)	96,450	6,683,985
UnitedHealth Group, Inc.	173,170	12,994,677

		32,984,795

Hotels, Restaurants & Leisure 1.9%
International Game Technology	187,676	2,355,334
McDonald’s Corp.	102,675	10,409,191

		12,764,525

Insurance 3.6%
♦American International Group, Inc.	260,810	13,856,835
Marsh & McLennan Cos., Inc.	205,490	10,132,712

		23,989,547

IT Services 3.0%
Fidelity National Information Services, Inc.	142,460	7,611,638
Visa, Inc. Class A	61,028	12,364,883

		19,976,521

Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	225,395	12,180,346

Machinery 2.4%
AGCO Corp.	117,490	6,544,193
Ingersoll-Rand PLC	155,850	9,319,830

		15,864,023

Media 2.2%
♦Time Warner, Inc.	217,870	14,479,640

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Multi-Utilities 2.4%
Vectren Corp.	158,630	$6,435,619
Wisconsin Energy Corp.	193,370	9,374,578

		15,810,197

Multiline Retail 1.6%
Kohl’s Corp.	188,150	10,308,738

Oil, Gas & Consumable Fuels 5.1%
Devon Energy Corp.	132,050	9,243,500
♦Exxon Mobil Corp.	135,600	13,886,796
Occidental Petroleum Corp.	110,327	10,563,810

		33,694,106

Pharmaceuticals 2.5%
AbbVie, Inc.	204,650	10,658,172
Endo International PLC (a)	91,167	5,738,507

		16,396,679

Semiconductors & Semiconductor Equipment 2.0%
Texas Instruments, Inc.	290,958	13,224,041

Software 10.5%
ANSYS, Inc. (a)	86,820	6,625,234
Check Point Software Technologies, Ltd. (a)	103,130	6,606,508
Citrix Systems, Inc. (a)	168,625	10,001,149
Electronic Arts, Inc. (a)	201,380	5,699,054
♦Microsoft Corp.	577,720	23,339,888
♦Oracle Corp.	407,650	16,664,732

		68,936,565

Specialty Retail 3.1%
PetSmart, Inc.	122,395	8,283,694
TJX Cos., Inc. (The)	213,300	12,409,794

		20,693,488

Technology Hardware Storage & Peripherals 4.8%
♦Apple, Inc.	37,869	22,346,118
Seagate Technology PLC	178,720	9,397,099

		31,743,217

Total Common Stocks (Cost $496,793,906)		639,817,915

	Principal Amount	Value

Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $17,750,514 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $19,445,000 and a Market Value of $18,109,692)	$17,750,514	$17,750,514

Total Short-Term Investment (Cost $17,750,514)		17,750,514

Total Investments (Cost $514,544,420) (b)	99.7%	657,568,429
Other Assets, Less Liabilities	0.3	2,122,556
Net Assets	100.0%	$659,690,985

(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $515,566,127 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$145,944,141
Gross unrealized depreciation	(3,941,839)

Net unrealized appreciation	$142,002,302

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$639,817,915	$—	$—	$639,817,915
Short-Term Investment
Repurchase Agreement	—	17,750,514	—	17,750,514

Total Investments in Securities	$639,817,915	$17,750,514	$—	$657,568,429

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $514,544,420)	$657,568,429
Receivables:
Investment securities sold	2,168,991
Dividends	427,833
Fund shares sold	46,209
Other assets	55,921

Total assets	660,267,383

Liabilities
Payables:
Manager (See Note 3)	451,777
Professional fees	33,816
Shareholder communication	27,149
Fund shares redeemed	25,467
Transfer agent (See Note 3)	19,063
NYLIFE Distributors (See Note 3)	13,601
Trustees	698
Accrued expenses	4,827

Total liabilities	576,398

Net assets	$659,690,985

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,701
Additional paid-in capital	481,694,241

481,717,942
Undistributed net investment income	1,868,204
Accumulated net realized gain (loss) on investments	33,080,830
Net unrealized appreciation (depreciation) on investments	143,024,009

Net assets	$659,690,985

Investor Class
Net assets applicable to outstanding shares	$11,323,542

Shares of beneficial interest outstanding	441,431

Net asset value per share outstanding	$25.65
Maximum sales charge (5.50% of offering price)	1.49

Maximum offering price per share outstanding	$27.14

Class A
Net assets applicable to outstanding shares	$19,508,447

Shares of beneficial interest outstanding	751,021

Net asset value per share outstanding	$25.98
Maximum sales charge (5.50% of offering price)	1.51

Maximum offering price per share outstanding	$27.49

Class B
Net assets applicable to outstanding shares	$5,257,804

Shares of beneficial interest outstanding	224,553

Net asset value and offering price per share outstanding	$23.41

Class C
Net assets applicable to outstanding shares	$3,610,809

Shares of beneficial interest outstanding	154,064

Net asset value and offering price per share outstanding	$23.44

Class I
Net assets applicable to outstanding shares	$619,990,383

Shares of beneficial interest outstanding	22,130,289

Net asset value and offering price per share outstanding	$28.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$6,188,803

Expenses
Manager (See Note 3)	2,727,758
Distribution/Service—Investor Class (See Note 3)	13,781
Distribution/Service—Class A (See Note 3)	22,926
Distribution/Service—Class B (See Note 3)	26,825
Distribution/Service—Class C (See Note 3)	17,614
Transfer agent (See Note 3)	58,382
Registration	33,629
Professional fees	31,972
Shareholder communication	19,048
Trustees	5,656
Custodian	5,616
Miscellaneous	12,754

Total expenses	2,975,961

Net investment income (loss)	3,212,842

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	34,102,948
Net change in unrealized appreciation (depreciation) on investments	(922,778)

Net realized and unrealized gain (loss) on investments	33,180,170

Net increase (decrease) in net assets resulting from operations	$36,393,012

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,212,842	$4,972,386
Net realized gain (loss) on investments	34,102,948	38,841,723
Net change in unrealized appreciation (depreciation) on investments	(922,778)	90,787,488

Net increase (decrease) in net assets resulting from operations	36,393,012	134,601,597

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(29,637)	(39,198)
Class A	(108,975)	(113,108)
Class I	(4,634,348)	(4,583,712)

	(4,772,960)	(4,736,018)

From net realized gain on investments:
Investor Class	(726,107)	(911,738)
Class A	(1,164,927)	(1,368,610)
Class B	(402,567)	(621,440)
Class C	(248,256)	(290,447)
Class I	(36,866,028)	(43,495,827)

	(39,407,885)	(46,688,062)

Total dividends and distributions to shareholders	(44,180,845)	(51,424,080)

Capital share transactions:
Net proceeds from sale of shares	104,038,537	191,914,745
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	43,907,795	50,907,973
Cost of shares redeemed	(99,680,561)	(159,561,690)

Increase (decrease) in net assets derived from capital share transactions	48,265,771	83,261,028

Net increase (decrease) in net assets	40,477,938	166,438,545

Net Assets
Beginning of period	619,213,047	452,774,502

End of period	$659,690,985	$619,213,047

Undistributed net investment income at end of period	$1,868,204	$3,428,322

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$26.12		$22.92	$21.68		$20.74	$17.66	$15.40

Net investment income (loss) (a)	0.05		0.08	0.06		(0.03)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	1.33		5.82	2.07		0.97	3.11	2.31

Total from investment operations	1.38		5.90	2.13		0.94	3.10	2.26

Less dividends and distributions:
From net investment income	(0.07)		(0.11)	—		—	(0.02)	—
From net realized gain on investments	(1.78)		(2.59)	(0.89)		—	—	—

Total dividends and distributions	(1.85)		(2.70)	(0.89)		—	(0.02)	—

Net asset value at end of period	$25.65		$26.12	$22.92		$21.68	$20.74	$17.66

Total investment return (b)	5.45	%(c)	29.23%	10.14%		4.53%	17.56%	14.68	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41	%††	0.34%	0.27%		(0.12%)	(0.04%)	(0.29%)
Net expenses	1.50	%††	1.57%	1.58	%(e)	1.58%	1.69%	1.67%
Expenses (before waiver/reimbursement)	1.50	%††	1.57%	1.58	%(e)	1.58%	1.69%	1.96%
Portfolio turnover rate	15%		37%	31%		42%	41%	135%
Net assets at end of period (in 000’s)	$11,324		$10,603	$8,064		$7,659	$7,238	$6,384

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$26.48		$23.20	$21.92		$20.93	$17.76	$15.42

Net investment income (loss) (a)	0.10		0.18	0.16		0.07	0.09	0.02
Net realized and unrealized gain (loss) on investments	1.35		5.90	2.10		0.97	3.13	2.32

Total from investment operations	1.45		6.08	2.26		1.04	3.22	2.34

Less dividends and distributions:
From net investment income	(0.17)		(0.21)	(0.09)		(0.05)	(0.05)	—
From net realized gain on investments	(1.78)		(2.59)	(0.89)		—	—	—

Total dividends and distributions	(1.95)		(2.80)	(0.98)		(0.05)	(0.05)	—

Net asset value at end of period	$25.98		$26.48	$23.20		$21.92	$20.93	$17.76

Total investment return (b)	5.64	%(c)	29.79%	10.71%		4.96%	18.15%	15.18	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	0.76%	0.70%		0.30%	0.48%	0.13%
Net expenses	1.14	%††	1.15%	1.14	%(e)	1.15%	1.19%	1.26%
Expenses (before waiver/reimbursement)	1.14	%††	1.15%	1.14	%(e)	1.15%	1.19%	1.34%
Portfolio turnover rate	15%		37%	31%		42%	41%	135%
Net assets at end of period (in 000’s)	$19,508		$16,608	$12,451		$10,466	$9,749	$14,006

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$24.02		$21.31	$20.37		$19.63	$16.84	$14.80

Net investment income (loss) (a)	(0.04)		(0.08)	(0.10)		(0.18)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	1.21		5.38	1.93		0.92	2.95	2.19

Total from investment operations	1.17		5.30	1.83		0.74	2.81	2.04

Less dividends and distributions:
From net investment income	—		—	—		—	(0.02)	—
From net realized gain on investments	(1.78)		(2.59)	(0.89)		—	—	—

Total dividends and distributions	(1.78)		(2.59)	(0.89)		—	(0.02)	—

Net asset value at end of period	$23.41		$24.02	$21.31		$20.37	$19.63	$16.84

Total investment return (b)	5.05	% (c)	28.25%	9.34%		3.77%	16.69%	13.78	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31	%)††	(0.37%)	(0.46%)		(0.86%)	(0.77%)	(1.04%)
Net expenses	2.25	% ††	2.32%	2.33	% (e)	2.33%	2.44%	2.42%
Expenses (before waiver/reimbursement)	2.25	% ††	2.32%	2.33	% (e)	2.33%	2.44%	2.71%
Portfolio turnover rate	15%		37%	31%		42%	41%	135%
Net assets at end of period (in 000’s)	$5,258		$5,415	$5,137		$5,978	$6,362	$6,383

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$24.04		$21.33	$20.39		$19.65	$16.86	$14.82

Net investment income (loss) (a)	(0.04)		(0.09)	(0.09)		(0.18)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	1.22		5.39	1.92		0.92	2.95	2.19

Total from investment operations	1.18		5.30	1.83		0.74	2.81	2.04

Less dividends and distributions:
From net investment income	—		—	—		—	(0.02)	—
From net realized gain on investments	(1.78)		(2.59)	(0.89)		—	—	—

Total dividends and distributions	(1.78)		(2.59)	(0.89)		—	(0.02)	—

Net asset value at end of period	$23.44		$24.04	$21.33		$20.39	$19.65	$16.86

Total investment return (b)	5.05	% (c)	28.27%	9.33%		3.77%	16.67%	13.77	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.34	%)††	(0.41%)	(0.45%)		(0.86%)	(0.79%)	(1.03%)
Net expenses	2.25	% ††	2.32%	2.33	% (e)	2.33%	2.44%	2.42%
Expenses (before waiver/reimbursement)	2.25	% ††	2.32%	2.33	% (e)	2.33%	2.44%	2.71%
Portfolio turnover rate	15%		37%	31%		42%	41%	135%
Net assets at end of period (in 000’s)	$3,611		$3,314	$2,409		$3,498	$3,959	$3,514

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$28.43		$24.71	$23.29		$22.24	$18.87	$16.33

Net investment income (loss) (a)	0.14		0.25	0.23		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	1.45		6.33	2.22		1.03	3.34	2.47

Total from investment operations	1.59		6.58	2.45		1.16	3.47	2.54

Less dividends and distributions:
From net investment income	(0.22)		(0.27)	(0.14)		(0.11)	(0.10)	—
From net realized gain on investments	(1.78)		(2.59)	(0.89)		—	—	—

Total dividends and distributions	(2.00)		(2.86)	(1.03)		(0.11)	(0.10)	—

Net asset value at end of period	$28.02		$28.43	$24.71		$23.29	$22.24	$18.87

Total investment return (b)	5.78	%(c)	30.09%	10.96%		5.20%	18.42%	15.55	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03	%††	1.00%	0.98%		0.55%	0.62%	0.42%
Net expenses	0.89	%††	0.90%	0.89	%(e)	0.90%	0.94%	0.95%
Expenses (before waiver/reimbursement)	0.89	%††	0.90%	0.89	%(e)	0.90%	0.94%	1.09%
Portfolio turnover rate	15%		37%	31%		42%	41%	135%
Net assets at end of period (in 000’s)	$619,990		$583,273	$424,714		$584,686	$510,263	$195,303

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

mainstayinvestments.com	19

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

20	MainStay Epoch U.S. All Cap Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compen-

sation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.84% for the six-month period ended April 30, 2014.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,727,758.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,022 and $3,892, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $11, $1,703 and $41, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$20,563
Class A	624
Class B	10,007
Class C	6,570
Class I	20,618

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$161,296,693	26.0%

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$10,672,031
Long-Term Capital Gain	40,752,049
Total	$51,424,080

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $104,495 and $96,999, respectively.

22	MainStay Epoch U.S. All Cap Fund

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2014:
Shares sold	38,780	$990,772
Shares issued to shareholders in reinvestment of dividends and distributions	30,062	755,442
Shares redeemed	(25,440)	(651,961)

Net increase (decrease) in shares outstanding before conversion	43,402	1,094,253
Shares converted into Investor Class (See Note 1)	17,807	452,764
Shares converted from Investor Class (See Note 1)	(25,679)	(655,474)

Net increase (decrease)	35,530	$891,543

Year ended October 31, 2013:
Shares sold	57,292	$1,365,665
Shares issued to shareholders in reinvestment of dividends and distributions	46,953	950,805
Shares redeemed	(55,399)	(1,282,057)

Net increase (decrease) in shares outstanding before conversion	48,846	1,034,413
Shares converted into Investor Class (See Note 1)	40,578	923,523
Shares converted from Investor Class (See Note 1)	(35,428)	(845,997)

Net increase (decrease)	53,996	$1,111,939

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	126,524	$3,280,299
Shares issued to shareholders in reinvestment of dividends and distributions	49,484	1,257,386
Shares redeemed	(82,926)	(2,135,292)

Net increase (decrease) in shares outstanding before conversion	93,082	2,402,393
Shares converted into Class A (See Note 1)	30,668	789,865

Net increase (decrease)	123,750	$3,192,258

Year ended October 31, 2013:
Shares sold	229,193	$5,587,510
Shares issued to shareholders in reinvestment of dividends and distributions	62,400	1,276,072
Shares redeemed	(239,413)	(5,690,965)

Net increase (decrease) in shares outstanding before conversion	52,180	1,172,617
Shares converted into Class A (See Note 1)	42,481	1,022,529
Shares converted from Class A (See Note 1)	(4,023)	(95,653)

Net increase (decrease)	90,638	$2,099,493

Class B	Shares	Amount

Six-month period ended April 30, 2014:
Shares sold	24,023	$557,511
Shares issued to shareholders in reinvestment of dividends and distributions	17,236	396,905
Shares redeemed	(16,862)	(393,910)

Net increase (decrease) in shares outstanding before conversion	24,397	560,506
Shares converted from Class B (See Note 1)	(25,322)	(587,155)

Net increase (decrease)	(925)	$(26,649)

Year ended October 31, 2013:
Shares sold	41,742	$895,946
Shares issued to shareholders in reinvestment of dividends and distributions	32,180	603,048
Shares redeemed	(41,721)	(892,358)

Net increase (decrease) in shares outstanding before conversion	32,201	606,636
Shares converted from Class B (See Note 1)	(47,751)	(1,004,402)

Net increase (decrease)	(15,550)	$(397,766)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	23,054	$535,989
Shares issued to shareholders in reinvestment of dividends and distributions	9,677	222,869
Shares redeemed	(16,539)	(385,490)

Net increase (decrease)	16,192	$373,368

Year ended October 31, 2013:
Shares sold	38,187	$817,380
Shares issued to shareholders in reinvestment of dividends and distributions	13,455	252,416
Shares redeemed	(26,701)	(572,118)

Net increase (decrease)	24,941	$497,678

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,505,497	$98,673,966
Shares issued to shareholders in reinvestment of dividends and distributions	1,507,494	41,275,193
Shares redeemed	(3,398,909)	(96,113,908)

Net increase (decrease)	1,614,082	$43,835,251

Year ended October 31, 2013:
Shares sold	7,097,264	$183,248,244
Shares issued to shareholders in reinvestment of dividends and distributions	2,182,822	47,825,632
Shares redeemed	(5,951,237)	(151,124,192)

Net increase (decrease)	3,328,849	$79,949,684

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. All Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted favorably the Fund’s investment performance relative to its peers during the most recent year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

26	MainStay Epoch U.S. All Cap Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York

Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34089 MS164-14	MSEUAC10-06/14 NL0A1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

This page intentionally left blank

Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	4.75%	16.03%	17.62%	6.67%	0.83%
		Excluding sales charges	7.99	19.62	18.34	7.00	0.83
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	4.81	16.12	17.73	6.72	0.65
		Excluding sales charges	8.05	19.72	18.45	7.04	0.65
Class I Shares	No Sales Charge		8.19	20.03	18.75	7.37	0.40

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	8.36%	20.44%	19.14%	7.67%
Average Lipper S&P 500 Index Fund[5]	8.04%	19.76	18.47	7.16

4.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper S&P 500 Index fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,079.90	$3.61	$1,021.30	$3.51

Class A Shares	$1,000.00	$1,080.50	$3.10	$1,021.80	$3.01

Class I Shares	$1,000.00	$1,081.90	$1.81	$1,023.10	$1.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	5.8
Banks	5.6
Technology Hardware, Storage & Peripherals	3.9
IT Services	3.3
Media	3.3
Software	3.3
Internet Software & Services	2.8
Insurance	2.7
Aerospace & Defense	2.6
Chemicals	2.4
Diversified Telecommunication Services	2.3
Industrial Conglomerates	2.3
Biotechnology	2.2
Food & Staples Retailing	2.2
Real Estate Investment Trusts	2.1
Beverages	2.0
Capital Markets	2.0
Energy Equipment & Services	1.9
Health Care Equipment & Supplies	1.9
Health Care Providers & Services	1.9
Household Products	1.9
Semiconductors & Semiconductor Equipment	1.9
Specialty Retail	1.9
Diversified Financial Services	1.8
Electric Utilities	1.7
Machinery	1.7
Communications Equipment	1.6
Hotels, Restaurants & Leisure	1.6
Food Products	1.5
Tobacco	1.4
Internet & Catalog Retail	1.2
Multi-Utilities	1.1
Consumer Finance	0.9

Road & Rail	0.9%
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Automobiles	0.7
Electrical Equipment	0.6
Multiline Retail	0.6
Metals & Mining	0.5
Auto Components	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Airlines	0.3
Construction & Engineering	0.2
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Independent Power and Renewable Electricity Producers	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Health Care Technology	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Thrifts & Mortgage Finance	0.1
Construction Materials	0.0	‡
Gas Utilities	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	6.8
Other Assets, Less Liabilities	–0.3

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2014 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	General Electric Co.
6.	Chevron Corp.

7.	Wells Fargo & Co.

8.	Berkshire Hathaway, Inc. Class B

9.	Procter & Gamble Co. (The)

10.	JPMorgan Chase & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 7.99% for Investor Class shares and 8.05% for Class A shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 8.19%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. Investor Class shares underperformed and Class A and Class I shares outperformed the 8.04% return of the average Lipper2 S&P 500® Index fund for the six months ended April 30, 2014. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were airlines, gas utilities and construction materials. The S&P 500® industries with the lowest total returns were health care technology, Internet & catalog retail and leisure products.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s performance during the reporting period were pharmaceuticals; oil, gas & consumable fuels; and technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s performance were Internet & catalog retail, specialty retail and diversified telecommunication services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were pharmaceutical companies Forest Laboratories and Allergan and food products company Tyson Foods.

Over the same period, the S&P 500® Index stocks with the lowest total returns were specialty retailer Best Buy; hotels, restaurants & leisure company International Game Technology; and metals & mining company Cliffs Natural Resources.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals company Apple; oil, gas & consumable fuels company Exxon Mobil; and software company Microsoft.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were Internet & catalog retail company Amazon.com; hotels, restaurants & leisure company Starbucks; and diversified telecommunication services company Verizon Communications.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 11 additions to and 11 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included Internet companies Facebook and Google, Class C. Significant deletions included beverage company Beam and life sciences tools & services company Life Technologies.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 93.5%†
Aerospace & Defense 2.6%
Boeing Co. (The)	76,297	$9,843,840
General Dynamics Corp.	36,337	3,977,085
Honeywell International, Inc.	87,319	8,111,935
L-3 Communications Holdings, Inc.	9,594	1,106,860
Lockheed Martin Corp.	30,120	4,943,897
Northrop Grumman Corp.	24,223	2,943,337
Precision Castparts Corp.	16,169	4,092,212
Raytheon Co.	35,086	3,350,011
Rockwell Collins, Inc.	15,034	1,167,390
Textron, Inc.	31,280	1,279,352
United Technologies Corp.	93,940	11,115,920

		51,931,839

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	16,869	993,584
Expeditors International of Washington, Inc.	22,878	943,489
FedEx Corp.	30,980	4,221,025
United Parcel Service, Inc. Class B	79,277	7,808,784

		13,966,882

Airlines 0.3%
Delta Air Lines, Inc.	95,197	3,506,106
Southwest Airlines Co.	78,312	1,892,801

		5,398,907

Auto Components 0.4%
BorgWarner, Inc.	25,327	1,573,820
Delphi Automotive PLC	31,158	2,082,601
Goodyear Tire & Rubber Co. (The)	30,736	774,547
Johnson Controls, Inc.	74,212	3,349,929

		7,780,897

Automobiles 0.7%
Ford Motor Co.	438,922	7,088,590
General Motors Co.	145,004	4,999,738
Harley-Davidson, Inc.	24,604	1,819,220

		13,907,548

Banks 5.6%
Bank of America Corp.	1,178,947	17,849,257
BB&T Corp.	79,449	2,965,831
Citigroup, Inc.	338,738	16,228,938
Comerica, Inc.	20,353	981,829
Fifth Third Bancorp	95,169	1,961,433
Huntington Bancshares, Inc.	93,401	855,553
♦JPMorgan Chase & Co.	422,446	23,648,527
KeyCorp	99,783	1,361,040
M&T Bank Corp.	14,658	1,788,423
PNC Financial Services Group, Inc.	59,687	5,016,095

	Shares	Value

Banks (continued)
Regions Financial Corp.	158,648	$1,608,691
SunTrust Banks, Inc.	59,567	2,279,033
U.S. Bancorp	203,226	8,287,556
♦Wells Fargo & Co.	534,165	26,515,951
Zions Bancorp.	20,541	594,046

		111,942,203

Beverages 2.0%
Beam, Inc.	18,457	1,540,606
Brown-Forman Corp. Class B	18,026	1,617,293
Coca-Cola Co. (The)	422,597	17,237,732
Coca-Cola Enterprises, Inc.	26,343	1,197,026
Constellation Brands, Inc. Class A (a)	18,538	1,480,074
Dr. Pepper Snapple Group, Inc.	22,322	1,237,085
Molson Coors Brewing Co. Class B	17,592	1,054,992
Monster Beverage Corp. (a)	15,112	1,011,899
PepsiCo., Inc.	169,841	14,587,643

		40,964,350

Biotechnology 2.2%
Alexion Pharmaceuticals, Inc. (a)	22,069	3,491,316
Amgen, Inc.	84,226	9,412,255
Biogen Idec, Inc. (a)	26,371	7,571,642
Celgene Corp. (a)	45,294	6,658,671
Gilead Sciences, Inc. (a)	171,603	13,469,119
Regeneron Pharmaceuticals, Inc. (a)	8,735	2,593,334
Vertex Pharmaceuticals, Inc. (a)	26,350	1,783,895

		44,980,232

Building Products 0.1%
Allegion PLC	9,937	490,391
Masco Corp.	39,726	798,095

		1,288,486

Capital Markets 2.0%
Ameriprise Financial, Inc.	21,332	2,381,291
Bank of New York Mellon Corp.	126,623	4,288,721
BlackRock, Inc.	14,015	4,218,515
Charles Schwab Corp. (The)	130,378	3,461,536
E*TRADE Financial Corp. (a)	31,959	717,480
Franklin Resources, Inc.	44,922	2,351,667
Goldman Sachs Group, Inc. (The)	46,903	7,496,037
Invesco, Ltd.	48,409	1,704,481
Legg Mason, Inc.	11,817	554,099
Morgan Stanley	156,484	4,840,050
Northern Trust Corp.	24,993	1,505,828
State Street Corp.	48,152	3,108,693
T. Rowe Price Group, Inc.	29,307	2,406,984

		39,035,382

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Chemicals 2.4%
Air Products & Chemicals, Inc.	23,513	$2,763,248
Airgas, Inc.	7,389	785,155
CF Industries Holdings, Inc.	6,188	1,517,112
Dow Chemical Co. (The)	135,634	6,768,137
E.I. du Pont de Nemours & Co.	103,418	6,962,100
Eastman Chemical Co.	17,125	1,492,786
Ecolab, Inc.	30,179	3,157,931
FMC Corp.	14,833	1,142,141
International Flavors & Fragrances, Inc.	9,069	893,478
LyondellBasell Industries, N.V. Class A	48,167	4,455,447
Monsanto Co.	58,510	6,477,057
Mosaic Co. (The)	37,752	1,889,110
PPG Industries, Inc.	15,498	3,000,723
Praxair, Inc.	32,760	4,276,818
Sherwin-Williams Co. (The)	9,581	1,914,667
Sigma-Aldrich Corp.	13,320	1,281,517

		48,777,427

Commercial Services & Supplies 0.4%
ADT Corp. (The)	20,402	616,957
Cintas Corp.	11,206	660,370
Iron Mountain, Inc.	18,940	538,654
Pitney Bowes, Inc.	22,478	602,410
Republic Services, Inc.	30,056	1,054,665
Stericycle, Inc. (a)	9,537	1,110,488
Tyco International, Ltd.	51,777	2,117,679
Waste Management, Inc.	48,551	2,158,092

		8,859,315

Communications Equipment 1.6%
Cisco Systems, Inc.	574,660	13,280,393
F5 Networks, Inc. (a)	7,724	812,333
Harris Corp.	11,895	874,520
Juniper Networks, Inc. (a)	52,819	1,304,101
Motorola Solutions, Inc.	25,251	1,605,459
QUALCOMM, Inc.	188,651	14,848,720

		32,725,526

Construction & Engineering 0.2%
Fluor Corp.	17,888	1,354,122
Jacobs Engineering Group, Inc. (a)	14,655	845,593
Quanta Services, Inc. (a)	24,025	847,602

		3,047,317

Construction Materials 0.0%‡
Vulcan Materials Co.	14,466	933,491

Consumer Finance 0.9%
American Express Co.	101,942	8,912,789
Capital One Financial Corp.	63,901	4,722,284
Discover Financial Services	52,627	2,941,850
SLM Corp.	48,551	1,250,188

		17,827,111

	Shares	Value

Containers & Packaging 0.2%
Avery Dennison Corp.	10,750	$523,095
Ball Corp.	15,707	882,576
Bemis Co., Inc.	11,450	460,748
MeadWestvaco Corp.	19,510	762,256
Owens-Illinois, Inc. (a)	18,360	583,481
Sealed Air Corp.	21,623	741,885

		3,954,041

Distributors 0.1%
Genuine Parts Co.	17,181	1,496,809

Diversified Consumer Services 0.1%
Graham Holdings Co. Class B	490	328,903
H&R Block, Inc.	30,412	864,309

		1,193,212

Diversified Financial Services 1.8%
♦Berkshire Hathaway, Inc. Class B (a)	200,823	25,876,044
CME Group, Inc.	35,075	2,468,929
IntercontinentalExchange Group, Inc.	12,797	2,616,219
Leucadia National Corp.	34,885	890,265
McGraw Hill Financial, Inc.	30,134	2,227,807
Moody’s Corp.	21,065	1,653,602
NASDAQ OMX Group, Inc. (The)	12,863	474,645

		36,207,511

Diversified Telecommunication Services 2.3%
AT&T, Inc.	580,859	20,736,666
CenturyLink, Inc.	64,475	2,250,822
Frontier Communications Corp.	111,222	661,771
Verizon Communications, Inc.	461,972	21,587,952
Windstream Holdings, Inc.	66,332	601,631

		45,838,842

Electric Utilities 1.7%
American Electric Power Co., Inc.	54,226	2,917,901
Duke Energy Corp.	78,562	5,852,083
Edison International	36,255	2,050,583
Entergy Corp.	19,841	1,438,472
Exelon Corp.	95,353	3,340,216
FirstEnergy Corp.	46,536	1,570,590
NextEra Energy, Inc.	48,658	4,858,501
Northeast Utilities	35,063	1,657,077
Pepco Holdings, Inc.	27,797	743,848
Pinnacle West Capital Corp.	12,240	684,828
PPL Corp.	70,126	2,338,001
Southern Co. (The)	99,236	4,547,986
Xcel Energy, Inc.	55,371	1,764,674

		33,764,760

Electrical Equipment 0.6%
AMETEK, Inc.	27,240	1,436,093
Eaton Corp. PLC	52,801	3,835,465
Emerson Electric Co.	78,339	5,341,153

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	15,434	$1,839,424

		12,452,135

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	17,615	1,679,590
Corning, Inc.	155,584	3,253,261
FLIR Systems, Inc.	15,768	536,743
Jabil Circuit, Inc.	20,576	355,142
TE Connectivity, Ltd.	45,668	2,693,499

		8,518,235

Energy Equipment & Services 1.9%
Baker Hughes, Inc.	48,772	3,409,163
Cameron International Corp. (a)	24,135	1,567,810
Diamond Offshore Drilling, Inc.	7,733	422,299
Ensco PLC Class A	25,995	1,311,448
FMC Technologies, Inc. (a)	26,328	1,492,798
Halliburton Co.	94,920	5,986,604
Helmerich & Payne, Inc.	11,917	1,294,782
Nabors Industries, Ltd.	28,899	737,502
National Oilwell Varco, Inc.	47,638	3,741,012
Noble Corp. PLC	28,198	868,780
Rowan Cos. PLC Class A (a)	13,820	427,314
Schlumberger, Ltd.	145,842	14,810,255
Transocean, Ltd.	37,723	1,624,730

		37,694,497

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	49,143	5,684,862
CVS Caremark Corp.	131,908	9,592,350
Kroger Co. (The)	57,908	2,666,084
Safeway, Inc.	25,642	873,367
Sysco Corp.	65,257	2,377,313
Wal-Mart Stores, Inc.	180,486	14,386,539
Walgreen Co.	97,518	6,621,472
Whole Foods Market, Inc.	41,406	2,057,878

		44,259,865

Food Products 1.5%
Archer-Daniels-Midland Co.	73,221	3,201,954
Campbell Soup Co.	19,986	909,163
ConAgra Foods, Inc.	46,948	1,432,384
General Mills, Inc.	69,798	3,700,690
Hershey Co. (The)	16,669	1,604,225
Hormel Foods Corp.	14,978	714,301
J.M. Smucker Co. (The)	11,695	1,130,673
Kellogg Co.	28,621	1,912,741
Keurig Green Mountain, Inc.	14,407	1,349,648
Kraft Foods Group, Inc.	66,311	3,770,443
McCormick & Co., Inc.	14,700	1,046,640
Mead Johnson Nutrition Co.	22,478	1,983,908
Mondelez International, Inc. Class A	190,101	6,777,101

	Shares	Value

Food Products (continued)
Tyson Foods, Inc. Class A	30,223	$1,268,459

		30,802,330

Gas Utilities 0.0%‡
AGL Resources, Inc.	13,220	713,880

Health Care Equipment & Supplies 1.9%
Abbott Laboratories	172,057	6,665,488
Baxter International, Inc.	60,390	4,395,788
Becton, Dickinson & Co.	21,599	2,441,335
Boston Scientific Corp. (a)	148,577	1,873,556
C.R. Bard, Inc.	8,669	1,190,514
CareFusion Corp. (a)	23,513	918,418
Covidien PLC	50,375	3,589,219
DENTSPLY International, Inc.	15,880	708,724
Edwards Lifesciences Corp. (a)	12,173	991,734
Intuitive Surgical, Inc. (a)	4,240	1,533,608
Medtronic, Inc.	111,648	6,567,135
St. Jude Medical, Inc.	31,718	2,013,142
Stryker Corp.	32,849	2,554,010
Varian Medical Systems, Inc. (a)	11,573	920,632
Zimmer Holdings, Inc.	19,028	1,841,910

		38,205,213

Health Care Providers & Services 1.9%
Aetna, Inc.	40,462	2,891,010
AmerisourceBergen Corp.	25,593	1,668,152
Cardinal Health, Inc.	38,002	2,641,519
Cigna Corp.	30,518	2,442,661
DaVita HealthCare Partners, Inc. (a)	19,640	1,361,052
Express Scripts Holding Co. (a)	86,729	5,774,417
Humana, Inc.	17,184	1,885,944
Laboratory Corporation of America Holdings (a)	9,516	939,229
McKesson Corp.	25,672	4,343,446
Patterson Cos., Inc.	9,281	377,737
Quest Diagnostics, Inc.	16,179	904,891
Tenet Healthcare Corp. (a)	11,039	497,638
UnitedHealth Group, Inc.	110,552	8,295,822
WellPoint, Inc.	31,568	3,178,266

		37,201,784

Health Care Technology 0.1%
Cerner Corp. (a)	32,849	1,685,154

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	48,739	1,915,930
Chipotle Mexican Grill, Inc. (a)	3,438	1,713,843
Darden Restaurants, Inc.	14,533	722,435
International Game Technology	27,697	347,597
Marriott International, Inc. Class A	25,004	1,448,482
McDonald’s Corp.	110,428	11,195,191

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	84,326	$5,955,102
Starwood Hotels & Resorts Worldwide, Inc.	21,309	1,633,335
Wyndham Worldwide Corp.	14,499	1,034,359
Wynn Resorts, Ltd.	8,991	1,833,175
Yum! Brands, Inc.	49,552	3,815,008

		31,614,457

Household Durables 0.4%
D.R. Horton, Inc.	31,625	704,605
Garmin, Ltd.	13,687	781,528
Harman International Industries, Inc.	7,522	824,486
Leggett & Platt, Inc.	15,523	510,086
Lennar Corp. Class A	19,612	756,827
Mohawk Industries, Inc. (a)	6,787	898,667
Newell Rubbermaid, Inc.	31,170	938,529
PulteGroup, Inc.	38,369	705,606
Whirlpool Corp.	8,735	1,339,774

		7,460,108

Household Products 1.9%
Clorox Co. (The)	14,354	1,301,908
Colgate-Palmolive Co.	97,389	6,554,280
Kimberly-Clark Corp.	42,463	4,766,472
♦Procter & Gamble Co. (The)	302,474	24,969,228

		37,591,888

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	73,065	1,055,789
NRG Energy, Inc.	35,987	1,177,495

		2,233,284

Industrial Conglomerates 2.3%
3M Co.	70,359	9,786,233
Danaher Corp.	67,012	4,917,341
♦General Electric Co.	1,119,264	30,097,009
Roper Industries, Inc.	11,050	1,535,397

		46,335,980

Insurance 2.7%
ACE, Ltd.	37,556	3,842,730
Aflac, Inc.	50,942	3,195,082
Allstate Corp. (The)	49,877	2,840,495
American International Group, Inc.	163,327	8,677,564
Aon PLC	33,494	2,842,971
Assurant, Inc.	8,090	545,347
Chubb Corp. (The)	27,448	2,527,412
Cincinnati Financial Corp.	16,402	799,434
Genworth Financial, Inc. Class A (a)	55,004	981,822
Hartford Financial Services Group, Inc. (The)	49,752	1,784,604
Lincoln National Corp.	29,188	1,415,910
Loews Corp.	34,040	1,496,739

	Shares	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.	61,069	$3,011,312
MetLife, Inc.	125,338	6,561,444
Principal Financial Group, Inc.	30,468	1,427,121
Progressive Corp. (The)	61,425	1,489,556
Prudential Financial, Inc.	51,521	4,156,714
Torchmark Corp.	9,897	788,791
Travelers Companies, Inc. (The)	39,376	3,566,678
Unum Group	29,065	965,539
XL Group PLC	30,852	967,210

		53,884,475

Internet & Catalog Retail 1.2%
Amazon.com, Inc. (a)	41,500	12,621,395
Expedia, Inc.	11,462	813,687
Netflix, Inc. (a)	6,672	2,148,651
priceline.com, Inc. (a)	5,817	6,734,632
TripAdvisor, Inc. (a)	12,329	995,443

		23,313,808

Internet Software & Services 2.8%
Akamai Technologies, Inc. (a)	19,919	1,057,101
eBay, Inc. (a)	129,985	6,737,123
Facebook, Inc. Class A (a)	190,576	11,392,633
Google, Inc. Class A (a)	31,491	16,843,906
Google, Inc. Class C (a)	31,491	16,585,050
VeriSign, Inc. (a)	14,332	676,184
Yahoo!, Inc. (a)	104,979	3,773,995

		57,065,992

IT Services 3.3%
Accenture PLC Class A	71,061	5,700,513
Alliance Data Systems Corp. (a)	5,943	1,437,612
Automatic Data Processing, Inc.	53,569	4,176,239
Cognizant Technology Solutions Corp. Class A (a)	67,762	3,246,139
Computer Sciences Corp.	16,380	969,368
Fidelity National Information Services, Inc.	32,393	1,730,758
Fiserv, Inc. (a)	28,698	1,744,264
International Business Machines Corp.	109,199	21,454,327
MasterCard, Inc. Class A	113,835	8,372,564
Paychex, Inc.	36,165	1,512,059
Teradata Corp. (a)	17,760	807,370
Total System Services, Inc.	18,583	590,382
Visa, Inc. Class A	56,547	11,456,988
Western Union Co. (The)	61,459	975,354
Xerox Corp.	124,484	1,505,012

		65,678,949

Leisure Products 0.1%
Hasbro, Inc.	12,853	710,257
Mattel, Inc.	37,656	1,476,680

		2,186,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	37,195	$2,010,018
PerkinElmer, Inc.	12,507	524,918
Thermo Fisher Scientific, Inc.	43,707	4,982,598
Waters Corp. (a)	9,470	933,174

		8,450,708

Machinery 1.7%
Caterpillar, Inc.	71,153	7,499,526
Cummins, Inc.	19,384	2,924,077
Deere & Co.	41,318	3,856,622
Dover Corp.	18,962	1,638,317
Flowserve Corp.	15,523	1,133,955
Illinois Tool Works, Inc.	43,685	3,723,273
Ingersoll-Rand PLC	28,898	1,728,100
Joy Global, Inc.	11,191	675,713
PACCAR, Inc.	39,403	2,521,004
Pall Corp.	12,329	1,037,485
Parker Hannifin Corp.	16,603	2,106,589
Pentair, Ltd.	22,177	1,647,529
Snap-on, Inc.	6,465	749,940
Stanley Black & Decker, Inc.	17,270	1,483,320
Xylem, Inc.	20,531	771,760

		33,497,210

Media 3.3%
Cablevision Systems Corp. Class A	23,824	397,861
CBS Corp. Class B	61,562	3,555,821
Comcast Corp. Class A	290,778	15,050,669
DIRECTV (a)	52,953	4,109,153
Discovery Communications, Inc. Class A (a)	24,811	1,883,155
Gannett Co., Inc.	25,360	689,031
Interpublic Group of Cos., Inc. (The)	47,391	825,551
News Corp. Class A (a)	55,394	942,806
Omnicom Group, Inc.	28,643	1,938,558
Scripps Networks Interactive Class A	12,196	915,554
Time Warner Cable, Inc.	30,952	4,378,470
Time Warner, Inc.	99,582	6,618,220
Twenty-First Century Fox, Inc. Class A	216,511	6,932,682
Viacom, Inc. Class B	44,551	3,785,944
Walt Disney Co. (The)	181,861	14,428,852

		66,452,327

Metals & Mining 0.5%
Alcoa, Inc.	120,764	1,626,691
Allegheny Technologies, Inc.	12,018	495,142
Freeport-McMoRan Copper & Gold, Inc.	115,528	3,970,697
Newmont Mining Corp.	55,405	1,375,706
Nucor Corp.	35,409	1,832,416
United States Steel Corp.	16,102	418,974

		9,719,626

	Shares	Value

Multi-Utilities 1.1%
Ameren Corp.	26,996	$1,115,205
CenterPoint Energy, Inc.	47,693	1,180,879
CMS Energy Corp.	29,599	897,146
Consolidated Edison, Inc.	32,593	1,891,372
Dominion Resources, Inc.	64,868	4,705,525
DTE Energy Co.	19,674	1,537,326
Integrys Energy Group, Inc.	8,880	544,166
NiSource, Inc.	34,863	1,266,224
PG&E Corp.	51,148	2,331,326
Public Service Enterprise Group, Inc.	56,295	2,306,406
SCANA Corp.	15,634	839,233
Sempra Energy	25,293	2,494,143
TECO Energy, Inc.	22,734	408,302
Wisconsin Energy Corp.	25,204	1,221,890

		22,739,143

Multiline Retail 0.6%
Dollar General Corp. (a)	32,782	1,850,216
Dollar Tree, Inc. (a)	23,157	1,205,785
Family Dollar Stores, Inc.	10,760	632,150
Kohl’s Corp.	22,400	1,227,296
Macy’s, Inc.	41,006	2,354,975
Nordstrom, Inc.	15,923	975,761
Target Corp.	70,339	4,343,433

		12,589,616

Oil, Gas & Consumable Fuels 8.0%
Anadarko Petroleum Corp.	56,006	5,545,714
Apache Corp.	44,034	3,822,151
Cabot Oil & Gas Corp.	46,870	1,841,054
Chesapeake Energy Corp.	56,251	1,617,216
♦Chevron Corp.	212,976	26,732,748
ConocoPhillips	136,780	10,164,122
CONSOL Energy, Inc.	25,471	1,133,714
Denbury Resources, Inc.	40,806	686,357
Devon Energy Corp.	42,463	2,972,410
EOG Resources, Inc.	60,758	5,954,284
EQT Corp.	16,769	1,827,653
♦Exxon Mobil Corp.	482,064	49,368,174
Hess Corp.	30,540	2,722,947
Kinder Morgan, Inc.	74,923	2,446,985
Marathon Oil Corp.	77,515	2,802,167
Marathon Petroleum Corp.	32,861	3,054,430
Murphy Oil Corp.	19,209	1,218,427
Newfield Exploration Co. (a)	15,145	512,658
Noble Energy, Inc.	39,982	2,869,908
Occidental Petroleum Corp.	88,660	8,489,195
ONEOK, Inc.	22,956	1,451,278
Peabody Energy Corp.	30,023	570,737
Phillips 66	65,673	5,465,307
Pioneer Natural Resources Co.	15,868	3,066,808
QEP Resources, Inc.	19,952	612,327

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	18,182	$1,644,562
Southwestern Energy Co. (a)	39,024	1,868,469
Spectra Energy Corp.	74,556	2,960,619
Tesoro Corp.	14,778	831,854
Valero Energy Corp.	59,405	3,396,184
Williams Cos., Inc. (The)	76,047	3,206,902

		160,857,361

Paper & Forest Products 0.1%
International Paper Co.	48,951	2,283,564

Personal Products 0.1%
Avon Products, Inc.	48,272	737,596
Estee Lauder Cos., Inc. (The) Class A	28,487	2,067,302

		2,804,898

Pharmaceuticals 5.8%
AbbVie, Inc.	177,032	9,219,827
Actavis PLC (a)	19,362	3,956,237
Allergan, Inc.	33,296	5,521,809
Bristol-Myers Squibb Co.	183,218	9,177,390
Eli Lilly & Co.	109,922	6,496,390
Forest Laboratories, Inc. (a)	26,604	2,445,174
Hospira, Inc. (a)	18,461	845,514
♦Johnson & Johnson	315,583	31,965,402
Merck & Co., Inc.	328,046	19,210,374
Mylan, Inc. (a)	41,489	2,106,811
Perrigo Co. PLC	14,811	2,145,521
Pfizer, Inc.	712,059	22,273,205
Zoetis, Inc.	55,639	1,683,636

		117,047,290

Professional Services 0.2%
Dun & Bradstreet Corp.	4,251	470,841
Equifax, Inc.	13,543	958,980
Nielsen Holdings N.V.	31,476	1,477,798
Robert Half International, Inc.	15,423	690,950

		3,598,569

Real Estate Investment Trusts 2.1%
American Tower Corp.	43,910	3,667,363
Apartment Investment & Management Co. Class A	16,236	500,556
AvalonBay Communities, Inc.	13,531	1,847,658
Boston Properties, Inc.	17,014	1,993,020
Crown Castle International Corp.	37,178	2,703,956
Equity Residential	37,300	2,217,112
Essex Property Trust, Inc.	6,867	1,189,777
General Growth Properties, Inc.	58,268	1,338,416
HCP, Inc.	50,776	2,125,484
Health Care REIT, Inc.	32,126	2,026,829
Host Hotels & Resorts, Inc.	84,159	1,805,211

	Shares	Value

Real Estate Investment Trusts (continued)
Kimco Realty Corp.	45,590	$1,044,923
Macerich Co. (The)	15,634	1,014,803
Plum Creek Timber Co., Inc.	19,685	858,266
ProLogis, Inc.	55,494	2,254,721
Public Storage	16,079	2,822,025
Simon Property Group, Inc.	35,121	6,082,957
Ventas, Inc.	32,727	2,162,600
Vornado Realty Trust	19,362	1,986,541
Weyerhaeuser Co.	64,853	1,935,862

		41,578,080

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	30,980	825,307

Road & Rail 0.9%
CSX Corp.	112,802	3,183,272
Kansas City Southern	12,263	1,237,091
Norfolk Southern Corp.	34,373	3,249,280
Ryder System, Inc.	5,853	481,000
Union Pacific Corp.	50,765	9,667,179

		17,817,822

Semiconductors & Semiconductor Equipment 1.9%
Altera Corp.	35,731	1,161,972
Analog Devices, Inc.	34,607	1,774,993
Applied Materials, Inc.	135,103	2,575,063
Broadcom Corp. Class A	61,686	1,900,546
First Solar, Inc. (a)	7,856	530,201
Intel Corp.	554,660	14,803,875
KLA-Tencor Corp.	18,538	1,186,247
Lam Research Corp. (a)	18,071	1,041,070
Linear Technology Corp.	26,061	1,159,714
LSI Corp.	62,399	695,125
Microchip Technology, Inc.	22,077	1,049,541
Micron Technology, Inc. (a)	118,348	3,091,250
NVIDIA Corp.	61,829	1,141,982
Texas Instruments, Inc.	120,951	5,497,223
Xilinx, Inc.	29,855	1,408,857

		39,017,659

Software 3.3%
Adobe Systems, Inc. (a)	51,733	3,191,409
Autodesk, Inc. (a)	25,104	1,205,494
CA, Inc.	36,154	1,089,682
Citrix Systems, Inc. (a)	20,742	1,230,208
Electronic Arts, Inc. (a)	34,396	973,407
Intuit, Inc.	31,703	2,401,502
♦Microsoft Corp.	842,662	34,043,545
Oracle Corp.	386,322	15,792,843
Red Hat, Inc. (a)	21,087	1,025,882
Salesforce.com, Inc. (a)	62,616	3,234,116
Symantec Corp.	77,449	1,570,666

		65,758,754

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail 1.9%
AutoNation, Inc. (a)	7,189	$380,945
AutoZone, Inc. (a)	3,783	2,019,706
Bed Bath & Beyond, Inc. (a)	23,891	1,484,348
Best Buy Co., Inc.	30,412	788,583
Carmax, Inc. (a)	24,848	1,087,845
GameStop Corp. Class A	13,008	516,157
Gap, Inc. (The)	29,477	1,158,446
Home Depot, Inc. (The)	157,097	12,490,783
L Brands, Inc.	27,129	1,470,392
Lowe’s Companies, Inc.	116,373	5,342,684
O’Reilly Automotive, Inc. (a)	11,940	1,776,553
PetSmart, Inc.	11,540	781,027
Ross Stores, Inc.	24,114	1,641,681
Staples, Inc.	73,499	918,738
Tiffany & Co.	12,251	1,071,840
TJX Cos., Inc. (The)	79,140	4,604,365
Tractor Supply Co.	15,525	1,043,901
Urban Outfitters, Inc. (a)	12,140	432,852

		39,010,846

Technology Hardware, Storage & Peripherals 3.9%
♦Apple, Inc. (c)	99,507	58,718,086
EMC Corp.	225,973	5,830,103
Hewlett-Packard Co.	211,414	6,989,347
NetApp, Inc.	36,956	1,316,003
SanDisk Corp.	25,137	2,135,891
Seagate Technology PLC	36,675	1,928,372
Western Digital Corp.	23,424	2,064,357

		78,982,159

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	31,213	1,393,660
Fossil Group, Inc. (a)	5,464	582,736
Michael Kors Holdings, Ltd. (a)	19,963	1,820,626
NIKE, Inc. Class B	83,147	6,065,574
PVH Corp.	9,081	1,140,301
Ralph Lauren Corp.	6,632	1,003,886
Under Armour, Inc. Class A (a)	17,851	872,735
VF Corp.	39,192	2,394,239

		15,273,757

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	52,924	527,123
People’s United Financial, Inc.	34,672	495,116

		1,022,239

Tobacco 1.4%
Altria Group, Inc.	222,554	8,926,641
Lorillard, Inc.	40,406	2,400,924
Philip Morris International, Inc.	176,839	15,107,356
Reynolds American, Inc.	34,885	1,968,561

		28,403,482

	Shares	Value

Trading Companies & Distributors 0.2%
Fastenal Co.	30,379	$1,521,380
W.W. Grainger, Inc.	6,877	1,749,509

		3,270,889

Total Common Stocks (Cost $808,588,356)		1,875,722,365	(b)

	Principal Amount
Short-Term Investments 6.8%
U.S. Government 6.8%
United States Treasury Bills 0.005%–0.053%, due 7/10/14 (c)(d)	$129,000,000	128,994,840
0.012%–0.041%, due 7/31/14 (c)(d)	7,000,000	6,999,564

Total Short-Term Investments (Cost $135,991,815)		135,994,404

Total Investments (Cost $944,580,171) (f)	100.3%	2,011,716,769
Other Assets, Less Liabilities	(0.3)	(6,893,040)
Net Assets	100.0%	$2,004,823,729

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini June 2014	1,455	$2,368,400

Total Futures Contracts (Notional Amount $136,617,225) (b)		$2,368,400

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.4% of net assets.

(c)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(d)	Interest rate shown represents yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(f)	As of April 30, 2014, cost was $986,930,028 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,077,125,418
Gross unrealized depreciation	(52,338,677)

Net unrealized appreciation	$1,024,786,741

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,875,722,365	$—	$—	$1,875,722,365
Short-Term Investments
U.S. Government	—	135,994,404	—	135,994,404

Total Investments in Securities	1,875,722,365	135,994,404	—	2,011,716,769

Other Financial Instruments
Futures Contracts Long (b)	2,368,400	—	—	2,368,400

Total Investments in Securities and Other Financial Instruments	$1,878,090,765	$135,994,404	$—	$2,014,085,169

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $944,580,171)	$2,011,716,769
Cash	4,101
Receivables:
Dividends and interest	1,734,478
Variation margin on futures contracts	442,000
Fund shares sold	196,976
Other assets	37,783

Total assets	2,014,132,107

Liabilities
Payables:
Fund shares redeemed	7,267,767
Investment securities purchased	947,854
Transfer agent (See Note 3)	397,857
Manager (See Note 3)	349,476
NYLIFE Distributors (See Note 3)	111,047
Shareholder communication	90,345
Professional fees	48,458
Trustees	3,031
Accrued expenses	92,543

Total liabilities	9,308,378

Net assets	$2,004,823,729

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,857
Additional paid-in capital	985,650,494

985,696,351
Undistributed net investment income	9,034,047
Accumulated net realized gain (loss) on investments and futures transactions	(59,411,667)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,069,504,998

Net assets	$2,004,823,729

Investor Class
Net assets applicable to outstanding shares	$30,294,079

Shares of beneficial interest outstanding	697,900

Net asset value per share outstanding	$43.41
Maximum sales charge (3.00% of offering price)	1.34

Maximum offering price per share outstanding	$44.75

Class A
Net assets applicable to outstanding shares	$516,512,587

Shares of beneficial interest outstanding	11,895,085

Net asset value per share outstanding	$43.42
Maximum sales charge (3.00% of offering price)	1.34

Maximum offering price per share outstanding	$44.76

Class I
Net assets applicable to outstanding shares	$1,458,017,063

Shares of beneficial interest outstanding	33,264,481

Net asset value and offering price per share outstanding	$43.83

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$19,176,228
Interest	10,442

Total income	19,186,670

Expenses
Manager (See Note 3)	2,250,735
Transfer agent (See Note 3)	1,160,943
Distribution/Service—Investor Class (See Note 3)	36,020
Distribution/Service—Class A (See Note 3)	618,142
Professional fees	54,063
Shareholder communication	49,443
Custodian	23,953
Registration	23,305
Trustees	17,029
Miscellaneous	33,059

Total expenses before waiver/reimbursement	4,266,692
Expense waiver/reimbursement from Manager (See Note 3)	(289,254)

Net expenses	3,977,438

Net investment income (loss)	15,209,232

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	44,441,079
Futures transactions	5,208,617

Net realized gain (loss) on investments and futures transactions	49,649,696

Net change in unrealized appreciation (depreciation) on:
Investments	85,420,317
Futures contracts	2,053,739

Net change in unrealized appreciation (depreciation) on investments and futures contracts	87,474,056

Net realized and unrealized gain (loss) on investments and futures transactions	137,123,752

Net increase (decrease) in net assets resulting from operations	$152,332,984

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,599.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,209,232	$30,683,121
Net realized gain (loss) on investments and futures transactions	49,649,696	39,989,296
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	87,474,056	341,807,362

Net increase (decrease) in net assets resulting from operations	152,332,984	412,479,779

Dividends to shareholders:
From net investment income:
Investor Class	(382,542)	(311,654)
Class A	(7,029,776)	(6,216,050)
Class I	(21,886,017)	(21,172,320)

Total dividends to shareholders	(29,298,335)	(27,700,024)

Capital share transactions:
Net proceeds from sale of shares	207,973,479	436,500,313
Net asset value of shares issued to shareholders in reinvestment of dividends	29,091,367	27,421,857
Cost of shares redeemed	(198,473,621)	(641,877,611)

Increase (decrease) in net assets derived from capital share transactions	38,591,225	(177,955,441)

Net increase (decrease) in net assets	161,625,874	206,824,314

Net Assets
Beginning of period	1,843,197,855	1,636,373,541

End of period	$2,004,823,729	$1,843,197,855

Undistributed net investment income at end of period	$9,034,047	$23,123,150

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$40.73		$32.73	$28.98	$27.33	$23.93	$22.47

Net investment income (loss)	0.28	(a)	0.53 (a)	0.44 (a)	0.38	0.33	0.38
Net realized and unrealized gain (loss) on investments	2.95		7.94	3.70	1.62	3.41	1.59
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	(0.00)‡	—	—	—

Total from investment operations	3.23		8.47	4.14	2.00	3.74	1.97

Less dividends:
From net investment income	(0.55)		(0.47)	(0.39)	(0.35)	(0.34)	(0.51)

Net asset value at end of period	$43.41		$40.73	$32.73	$28.98	$27.33	$23.93

Total investment return (b)	7.99	%(c)	26.24%	14.48%	7.35%	15.75%	9.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	1.47%	1.42%	1.29%	1.30%	1.75%
Net expenses	0.70	%††	0.70%	0.70%	0.70%	0.70%	0.63%
Expenses (before waiver/reimbursement)	0.80	%††	0.83%	0.87%	0.91%	1.01%	1.15%
Portfolio turnover rate	2%		3%	9%	4%	11%	8%
Net assets at end of period (in 000’s)	$30,294		$27,916	$21,475	$20,134	$19,295	$17,822

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$40.75		$32.74	$28.99	$27.34	$23.92	$22.47

Net investment income (loss)	0.30	(a)	0.57 (a)	0.47 (a)	0.42	0.37	0.38
Net realized and unrealized gain (loss) on investments	2.96		7.94	3.70	1.61	3.40	1.58
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	(0.00)‡	—	—	—

Total from investment operations	3.26		8.51	4.17	2.03	3.77	1.96

Less dividends:
From net investment income	(0.59)		(0.50)	(0.42)	(0.38)	(0.35)	(0.51)

Net asset value at end of period	$43.42		$40.75	$32.74	$28.99	$27.34	$23.92

Total investment return (b)	8.05	%(c)	26.38%	14.59%	7.46%	15.88%	9.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	%††	1.58%	1.47%	1.39%	1.40%	1.79%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.63	%††	0.65%	0.68%	0.69%	0.74%	0.86%
Portfolio turnover rate	2%		3%	9%	4%	11%	8%
Net assets at end of period (in 000’s)	$516,513		$470,293	$408,258	$195,006	$193,335	$196,774

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$41.17		$33.06	$29.28	$27.60	$24.15	$22.69

Net investment income (loss)	0.35	(a)	0.67 (a)	0.55 (a)	0.50	0.44	0.44
Net realized and unrealized gain (loss) on investments	2.99		8.01	3.73	1.63	3.42	1.60
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	(0.00)‡	—	—	—

Total from investment operations	3.34		8.68	4.28	2.13	3.86	2.04

Less dividends:
From net investment income	(0.68)		(0.57)	(0.50)	(0.45)	(0.41)	(0.58)

Net asset value at end of period	$43.83		$41.17	$33.06	$29.28	$27.60	$24.15

Total investment return (b)	8.19	%(c)	26.70%	14.84%	7.75%	16.13%	9.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68	%††	1.83%	1.77%	1.64%	1.65%	2.07%
Net expenses	0.35	%††	0.35%	0.35%	0.35%	0.35%	0.32%
Expenses (before waiver/reimbursement)	0.38	%††	0.40%	0.43%	0.44%	0.49%	0.61%
Portfolio turnover rate	2%		3%	9%	4%	11%	8%
Net assets at end of period (in 000’s)	$1,458,017		$1,344,989	$1,206,641	$1,109,073	$1,120,188	$1,044,598

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

24	MainStay S&P 500 Index Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights or warrants.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$2,368,400	$2,368,400

Total Fair Value		$2,368,400	$2,368,400

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$5,208,617	$5,208,617

Total Realized Gain (Loss)		$5,208,617	$5,208,617

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,053,739	$2,053,739

Total Change in Unrealized Appreciation (Depreciation)		$2,053,739	$2,053,739

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	728	728

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

26	MainStay S&P 500 Index Fund

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the six-month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,250,735 and waived its fees and/or reimbursed expenses in the amount of $289,254.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,978 and $12,436, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $227 for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$42,239
Class A	297,178
Class I	821,526

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$248,021,878	17.0%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $66,396,845 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$4,033	$—
2016	39,050	—
2018	21,698	—
2019	1,616	—
Total	$66,397	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$27,700,024

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $41,794 and $120,713, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	96,242	$4,061,358
Shares issued to shareholders in reinvestment of dividends and distributions	8,903	371,420
Shares redeemed	(60,661)	(2,556,616)

Net increase (decrease) in shares outstanding before conversion	44,484	1,876,162
Shares converted from Investor Class (See Note 1)	(32,035)	(1,352,313)

Net increase (decrease)	12,449	$523,849

Year ended October 31, 2013:
Shares sold	159,826	$5,850,299
Shares issued to shareholders in reinvestment of dividends and distributions	9,510	311,163
Shares redeemed	(101,432)	(3,681,057)

Net increase (decrease) in shares outstanding before conversion	67,904	2,480,405
Shares converted into Investor Class (See Note 1)	11,771	444,802
Shares converted from Investor Class (See Note 1)	(50,398)	(1,904,100)

Net increase (decrease)	29,277	$1,021,107

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,124,150	$47,025,278
Shares issued to shareholders in reinvestment of dividends and distributions	164,018	6,842,807
Shares redeemed	(965,617)	(40,577,842)

Net increase (decrease) in shares outstanding before conversion	322,551	13,290,243
Shares converted into Class A (See Note 1)	32,032	1,352,313

Net increase (decrease)	354,583	$14,642,556

Year ended October 31, 2013:
Shares sold	1,687,846	$61,041,170
Shares issued to shareholders in reinvestment of dividends and distributions	181,760	5,945,387
Shares redeemed	(2,836,267)	(103,216,838)

Net increase (decrease) in shares outstanding before conversion	(966,661)	(36,230,281)
Shares converted into Class A (See Note 1)	50,386	1,904,100
Shares converted from Class A (See Note 1)	(11,768)	(444,802)

Net increase (decrease)	(928,043)	$(34,770,983)

28	MainStay S&P 500 Index Fund

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,726,219	$156,886,843
Shares issued to shareholders in reinvestment of dividends and distributions	519,894	21,877,140
Shares redeemed	(3,649,585)	(155,339,163)

Net increase (decrease)	596,528	$23,424,820

Year ended October 31, 2013:
Shares sold	10,097,773	$369,608,844
Shares issued to shareholders in reinvestment of dividends and distributions	641,956	21,165,307
Shares redeemed	(14,565,424)	(534,979,716)

Net increase (decrease)	(3,825,695)	$(144,205,565)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to Count I of the FitzSimons action, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the fund. (See Note 10)

At this stage of the proceedings it would be difficult assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

30	MainStay S&P 500 Index Fund

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life

32	MainStay S&P 500 Index Fund

Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay S&P 500 Index Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34015 MS164-14	MSSP10-06/14 NL0A6

MainStay Retirement Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

This page intentionally left blank

Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund(s) during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.40 3.28%	1.56 7.48%	9.91 11.16%	4.03 4.89%	1.65 1.65%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.24 3.45	1.74 7.66	10.01 11.26	4.10 4.97	1.39 1.39
Class I Shares	No Sales Charge		3.52	7.91	11.55	5.23	1.14
Class R1 Shares[4]	No Sales Charge		3.53	7.82	11.43	5.13	1.24
Class R2 Shares[5]	No Sales Charge		3.39	7.49	11.15	4.87	1.49
Class R3 Shares[6]	No Sales Charge		3.24	7.24	10.88	4.59	1.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares has not yet commenced operations as of April 30, 2014. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	8.36%	20.44%	19.14%	5.63%
MSCI EAFE® Index[8]	4.44	13.35	13.58	0.62
Barclays U.S. Aggregate Bond Index[9]	1.74	–0.26	4.88	5.30
Retirement 2010 Composite Index[10]	4.17	7.58	11.20	4.77
Average Lipper Mixed-Asset Target 2010 Fund[11]	3.19	5.77	10.41	3.64

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,032.80	$2.37	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,034.50	$1.87	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,035.20	$0.61	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,033.90	$2.37	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,032.40	$3.63	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 3.28% for Investor Class shares and 3.45% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 3.52%, Class R1 shares2 returned 3.53%, Class R2 shares returned 3.39% and Class R3 shares returned 3.24%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.44% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index3 but underperformed the 4.17% return of the Retirement 2010 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 3.19% return of the average Lipper4 mixed-asset target 2010 fund for the six months ended April 30, 2014. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund performed well during the final months of 2013 but performed poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the Fund’s stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration5 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve6 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on Class R1 shares.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	9

Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies had a negative impact on Fund returns during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

One of the more notable adjustments was the sale of Vanguard FTSE Emerging Markets ETF, which provides very broad exposure to the developing world. It was replaced with a battery of smaller Funds that provide access to specific countries (i.e., China, Poland and Vietnam) or market segments (small-cap emerging-market stocks). We pursued this approach because we recognized that there was a great deal of dispersion within the emerging-markets complex and we believed that the Fund could pursue higher returns by targeting specific areas that appear advantaged in one way or another.

Within the equity portion of the Fund, we decreased the Fund’s position in MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture. MainStay S&P 500 Index Fund and MainStay ICAP Equity Fund were among the beneficiaries of those allocation changes.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced or eliminated in favor of MainStay Indexed Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Cornerstone Growth Fund and MainStay Large Cap Growth Fund both posted returns only marginally above zero. Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF had negative total returns for the portion of the reporting period they were held by the Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With relatively large positions and the highest absolute returns, MainStay Common Stock Fund and MainStay S&P 500 Index Fund made the largest positive equity contributions to the Fund’s performance. While no Underlying Funds that were held for the full reporting period generated negative returns, Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF both lost value while they were held by the Fund. As a result, these two Underlying Funds were the greatest detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the

10	MainStay Retirement 2010 Fund

30-year yield moved a little lower) and credit spreads7 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to the Fund’s fixed-income performance. A position in MainStay Money Market Fund added basically nothing, while a very small position in Market Vectors Emerging Market Bond Fund provided a slightly negative return.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 92.0%†
Equity Funds 38.8%
MainStay Common Stock Fund Class I	118,329	$2,129,915
MainStay Cornerstone Growth Fund Class I	22,520	694,066
MainStay Epoch International Small Cap Fund Class I	33,661	799,105
MainStay Epoch U.S. All Cap Fund Class I	107,528	3,012,943
MainStay ICAP Equity Fund Class I	35,466	1,863,740
MainStay ICAP International Fund Class I	70,290	2,566,985
MainStay International Equity Fund Class I	89,603	1,261,611
MainStay Large Cap Growth Fund Class I (a)	305,145	3,054,506
MainStay MAP Fund Class I	72,289	3,287,708
MainStay S&P 500 Index Fund Class I	100,668	4,412,298

Total Equity Funds (Cost $17,917,339)		23,082,877

Fixed Income Funds 53.2%
MainStay Floating Rate Fund Class I	135,752	1,296,432
MainStay High Yield Corporate Bond Fund Class I	192,836	1,180,157
MainStay High Yield Municipal Bond Fund Class I	9,086	104,121
MainStay Indexed Bond Fund Class I	1,120,791	12,351,119
MainStay Short Duration High Yield Fund Class I	233,474	2,374,435
MainStay Total Return Bond Fund Class I	1,322,295	14,320,453

Total Fixed Income Funds (Cost $31,351,669)		31,626,717

Total Affiliated Investment Companies (Cost $49,269,008)		54,709,594

Unaffiliated Investment Companies 7.6%
Equity Funds 4.6%
Guggenheim China Small Cap ETF	7,481	181,265
iShares MSCI All Country Asia ex-Japan ETF	7,580	451,919
iShares MSCI Poland Capped ETF	3,354	101,693
iShares Russell 2000 Index ETF	15,302	1,713,518
Market Vectors Vietnam ETF	4,994	100,180
SPDR S&P Emerging Markets Small Cap ETF	4,220	199,142

Total Equity Funds (Cost $2,468,793)		2,747,717

	Shares	Value

Fixed Income Funds 3.0%
iShares TIPS Bond Fund ETF	12,926	$1,468,135
Market Vectors Emerging Markets Local Currency Bond ETF	12,363	292,632

Total Fixed Income Funds (Cost $1,722,188)		1,760,767

Total Unaffiliated Investment Companies (Cost $4,190,981)		4,508,484

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $91,467 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $105,000 and a Market Value of $97,412)	$91,467	91,467

Total Short-Term Investment (Cost $91,467)		91,467

Total Investments (Cost $53,551,456) (b)	99.8%	59,309,545
Other Assets, Less Liabilities	0.2	136,488
Net Assets	100.0%	$59,446,033

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of April 30, 2014, cost was $54,178,738 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,827,606
Gross unrealized depreciation	(696,799)

Net unrealized appreciation	$5,130,807

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$23,082,877	$—	$—	$23,082,877
Fixed Income Funds	31,626,717	—	—	31,626,717

Total Affiliated Investment Companies	54,709,594	—	—	54,709,594

Unaffiliated Investment Companies
Equity Funds	2,747,717	—	—	2,747,717
Fixed Income Funds	1,760,767	—	—	1,760,767

Total Unaffiliated Investment Companies	4,508,484	—	—	4,508,484

Short-Term Investment
Repurchase Agreement	—	91,467		91,467

Total Investments	$59,218,078	$91,467	$—	$59,309,545

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investments in affiliated investment companies, at value (identified cost $49,269,008)	$54,709,594
Investments in unaffiliated investment companies, at value (identified cost $4,190,981)	4,508,484
Repurchase agreement, at value (identified cost $91,467)	91,467
Cash	122,177
Receivables:
Fund shares sold	217,630
Manager (See Note 3)	10,533
Other assets	34,216

Total assets	59,694,101

Liabilities
Payables:
Fund shares redeemed	191,909
Professional fees	18,379
Shareholder communication	15,449
Transfer agent (See Note 3)	14,916
NYLIFE Distributors (See Note 3)	5,951
Custodian	355
Trustees	122
Accrued expenses	987

Total liabilities	248,068

Net assets	$59,446,033

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,703
Additional paid-in capital	52,642,010

52,647,713
Undistributed net investment income	211,924
Accumulated net realized gain (loss) on investments	828,307
Net unrealized appreciation (depreciation) on investments	5,758,089

Net assets	$59,446,033

Investor Class
Net assets applicable to outstanding shares	$1,328,312

Shares of beneficial interest outstanding	127,541

Net asset value per share outstanding	$10.41
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.02

Class A
Net assets applicable to outstanding shares	$25,781,475

Shares of beneficial interest outstanding	2,482,287

Net asset value per share outstanding	$10.39
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.99

Class I
Net assets applicable to outstanding shares	$29,699,286

Shares of beneficial interest outstanding	2,839,908

Net asset value and offering price per share outstanding	$10.46

Class R2
Net assets applicable to outstanding shares	$2,626,724

Shares of beneficial interest outstanding	252,779

Net asset value and offering price per share outstanding	$10.39

Class R3
Net assets applicable to outstanding shares	$10,236

Shares of beneficial interest outstanding	969

Net asset value and offering price per share outstanding	$10.56

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$721,829
Dividend distributions from unaffiliated investment companies	32,044

Total income	753,873

Expenses
Transfer agent (See Note 3)	41,668
Distribution/Service—Investor Class (See Note 3)	1,634
Distribution/Service—Class A (See Note 3)	30,919
Distribution/Service—Class R2 (See Note 3)	3,010
Distribution/Service—Class R3 (See Note 3)	30
Registration	30,747
Manager (See Note 3)	29,199
Professional fees	13,846
Shareholder communication	8,186
Custodian	3,819
Shareholder service (See Note 3)	1,210
Trustees	550
Miscellaneous	3,900

Total expenses before waiver/reimbursement	168,718
Expense waiver/reimbursement from Manager (See Note 3)	(94,764)

Net expenses	73,954

Net investment income (loss)	679,919

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	775,833
Unaffiliated investment company transactions	157,998
Realized capital gain distributions from affiliated investment companies	521,775

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,455,606

Net change in unrealized appreciation (depreciation) on investments	(120,702)

Net realized and unrealized gain (loss) on investments	1,334,904

Net increase (decrease) in net assets resulting from operations	$2,014,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$679,919	$1,087,509
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,455,606	2,802,402
Net change in unrealized appreciation (depreciation) on investments	(120,702)	2,223,092

Net increase (decrease) in net assets resulting from operations	2,014,823	6,113,003

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(22,991)	(27,033)
Class A	(453,843)	(171,025)
Class I	(626,013)	(750,878)
Class R2	(46,081)	(430,862)
Class R3	—	(20,542)

	(1,148,928)	(1,400,340)

From net realized gain on investments:
Investor Class	(60,735)	(25,104)
Class A	(1,162,405)	(155,612)
Class I	(1,395,466)	(613,760)
Class R2	(115,231)	(408,571)
Class R3	(656)	(21,516)

	(2,734,493)	(1,224,563)

Total dividends and distributions to shareholders	(3,883,421)	(2,624,903)

Capital share transactions:
Net proceeds from sale of shares	5,055,436	38,802,855
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,880,941	2,621,957
Cost of shares redeemed	(7,953,713)	(38,305,707)

Increase (decrease) in net assets derived from capital share transactions	982,664	3,119,105

Net increase (decrease) in net assets	(885,934)	6,607,205

Net Assets
Beginning of period	60,331,967	53,724,762

End of period	$59,446,033	$60,331,967

Undistributed net investment income at end of period	$211,924	$680,933

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.77		$10.13	$10.03	$10.07	$9.15	$7.95

Net investment income (loss) (a)	0.11		0.19	0.18	0.21	0.17	0.22
Net realized and unrealized gain (loss) on investments	0.23		0.97	0.69	0.13	0.94	1.17

Total from investment operations	0.34		1.16	0.87	0.34	1.11	1.39

Less dividends and distributions:
From net investment income	(0.19)		(0.27)	(0.21)	(0.24)	(0.19)	(0.19)
From net realized gain on investments	(0.51)		(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.70)		(0.52)	(0.77)	(0.38)	(0.19)	(0.19)

Net asset value at end of period	$10.41		$10.77	$10.13	$10.03	$10.07	$9.15

Total investment return (b)	3.28	%(c)	12.06%	9.35%	3.44%	12.34%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05	%††	1.81%	1.79%	2.03%	1.82%	2.61%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.38%
Expenses (before waiver/reimbursement) (d)	0.92	%††	1.01%	1.11%	1.42%	2.03%	0.89%
Portfolio turnover rate	30%		82%	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$1,328		$1,245	$977	$601	$468	$163

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.74		$10.10	$10.01	$10.04	$9.12	$7.95

Net investment income (loss) (a)	0.11		0.18	0.19	0.22	0.19	0.23
Net realized and unrealized gain (loss) on investments	0.25		0.99	0.68	0.14	0.92	1.15

Total from investment operations	0.36		1.17	0.87	0.36	1.11	1.38

Less dividends and distributions:
From net investment income	(0.20)		(0.28)	(0.22)	(0.25)	(0.19)	(0.21)
From net realized gain on investments	(0.51)		(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.71)		(0.53)	(0.78)	(0.39)	(0.19)	(0.21)

Net asset value at end of period	$10.39		$10.74	$10.10	$10.01	$10.04	$9.12

Total investment return (b)	3.45	%(c)	12.16%	9.40%	3.54%	12.51%	17.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	1.78%	1.93%	2.18%	2.01%	2.78%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.70	%††	0.75%	0.69%	0.78%	1.00%	1.09%
Portfolio turnover rate	30%		82%	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$25,781		$24,907	$6,064	$6,358	$6,935	$6,570

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.83		$10.19	$10.08	$10.11	$9.18	$7.96

Net investment income (loss) (a)	0.13		0.22	0.22	0.24	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.24		0.98	0.69	0.14	0.92	1.18

Total from investment operations	0.37		1.20	0.91	0.38	1.14	1.43

Less dividends and distributions:
From net investment income	(0.23)		(0.31)	(0.24)	(0.27)	(0.21)	(0.21)
From net realized gain on investments	(0.51)		(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.74)		(0.56)	(0.80)	(0.41)	(0.21)	(0.21)

Net asset value at end of period	$10.46		$10.83	$10.19	$10.08	$10.11	$9.18

Total investment return (b)	3.52	%(c)	12.41%	9.72%	3.85%	12.66%	18.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48	%††	2.18%	2.25%	2.36%	2.28%	2.98%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.45	%††	0.50%	0.44%	0.53%	0.76%	0.84%
Portfolio turnover rate	30%		82%	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$29,699		$31,739	$29,583	$43,984	$35,009	$33,025

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,				January 8, 2009** through October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.75		$10.12	$10.01	$10.05	$9.12	$7.84

Net investment income (loss) (a)	0.11		0.21	0.18	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.24		0.94	0.70	0.14	0.93	1.13

Total from investment operations	0.35		1.15	0.88	0.34	1.11	1.28

Less dividends and distributions:
From net investment income	(0.20)		(0.27)	(0.21)	(0.24)	(0.18)	—
From net realized gain on investments	(0.51)		(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.71)		(0.52)	(0.77)	(0.38)	(0.18)	—

Net asset value at end of period	$10.39		$10.75	$10.12	$10.01	$10.05	$9.12

Total investment return (b)	3.39	%(c)	11.91%	9.33%	3.53%	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07	%††	2.02%	1.82%	2.04%	1.90%	2.12	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.80	%††	0.85%	0.79%	0.88%	1.10%	1.18	%††
Portfolio turnover rate	30%		82%	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$2,627		$2,428	$16,234	$14,890	$1,781	$1,821

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.73		$10.09	$10.00	$10.04	$9.13	$7.93

Net investment income (loss) (a)	0.09		0.19	0.15	0.18	0.16	0.20
Net realized and unrealized gain (loss) on investments	0.25		0.94	0.69	0.13	0.92	1.17

Total from investment operations	0.34		1.13	0.84	0.31	1.08	1.37

Less dividends and distributions:
From net investment income	—		(0.24)	(0.19)	(0.21)	(0.17)	(0.17)
From net realized gain on investments	(0.51)		(0.25)	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.51)		(0.49)	(0.75)	(0.35)	(0.17)	(0.17)

Net asset value at end of period	$10.56		$10.73	$10.09	$10.00	$10.04	$9.13

Total investment return (b)	3.24	%(c)	11.76%	9.05%	3.18%	11.99%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79	%††	1.84%	1.55%	1.82%	1.67%	2.47%
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	1.05	%††	1.10%	1.04%	1.13%	1.35%	1.44%
Portfolio turnover rate	30%		82%	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$10		$13	$867	$735	$866	$996

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.82 3.89%	4.11 10.17%	11.50 12.77%	3.77 4.63%	1.48 1.48%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.84 3.87	4.20 10.26	11.58 12.85	3.86 4.72	1.28 1.28
Class I Shares	No Sales Charge		4.10	10.57	13.14	4.97	1.03
Class R1 Shares[4]	No Sales Charge		3.95	10.43	13.02	4.88	1.13
Class R2 Shares[5]	No Sales Charge		3.89	10.17	12.78	4.63	1.38
Class R3 Shares[6]	No Sales Charge		3.64	9.82	12.46	4.33	1.64

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class has not yet commenced operations as of April 30, 2014. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	8.36%	20.44%	19.14%	5.63%
MSCI EAFE® Index[8]	4.44	13.35	13.58	0.62
Barclays U.S. Aggregate Bond Index[9]	1.74	–0.26	4.88	5.30
Retirement 2020 Composite Index[10]	5.15	10.74	13.10	4.58
Average Lipper Mixed-Asset Target 2020 Fund[11]	3.62	7.25	12.06	3.33

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,038.90	$2.38	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,038.70	$1.87	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,041.00	$0.61	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,038.90	$2.38	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,036.40	$3.64	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	23

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 3.89% for Investor Class shares and 3.87% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.10%, Class R1 shares2 returned 3.95%, Class R2 shares returned 3.89% and Class R3 shares returned 3.64%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.44% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index3 but underperformed the 5.15% return of the Retirement 2020 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 3.62% return of the average Lipper4 mixed-asset target 2020 fund for the six months ended April 30, 2014. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund performed well during the final months of 2013 but performed poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the Fund’s stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration5 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve6 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund's active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 20 for more information on Class R1 shares.
3.	See footnote on page 21 for more information on this index.
4.	See footnote on page 21 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

24	MainStay Retirement 2020 Fund

Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies had a negative impact on Fund returns during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

One of the more notable adjustments was the sale of Vanguard FTSE Emerging Markets ETF, which provides very broad exposure to the developing world. It was replaced with a battery of smaller Funds that provide access to specific countries (i.e., China, Poland and Vietnam) or market segments (small-cap emerging-market stocks). We pursued this approach because we recognized that there was a great deal of dispersion within the emerging-markets complex and we believed that the Fund could pursue higher returns by targeting specific areas that appear advantaged in one way or another.

Within the equity portion of the Fund, we decreased positions in MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture. MainStay S&P 500

Index Fund and MainStay MAP Fund were among the beneficiaries of those allocation changes.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced or eliminated in favor of MainStay Indexed Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Cornerstone Growth Fund and MainStay Large Cap Growth Fund both posted returns only marginally above zero. Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF had negative total returns for the portion of the reporting period they were held by the Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and one of the highest absolute returns, MainStay S&P 500 Index Fund made the largest positive equity contribution to the Fund’s performance. Because MainStay MAP Fund had an even larger position, it was the second largest contributor to the Fund’s equity performance, despite the Underlying Fund’s slightly weaker performance during the reporting period. While no Underlying Funds that were held for the full reporting period generated negative returns, Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF both lost value while they were held by the Fund. As a result, these two Underlying Funds were the greatest detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the

mainstayinvestments.com	25

30-year yield moved a little lower) and credit spreads7 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to the Fund’s fixed-income performance. A position in MainStay Money Market Fund added basically nothing, while a very small position in Market Vectors Emerging Market Bond Fund provided a slightly negative return.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 90.6%†
Equity Funds 55.3%
MainStay Common Stock Fund Class I (a)	339,342	$6,108,153
MainStay Cornerstone Growth Fund Class I	66,470	2,048,614
MainStay Epoch International Small Cap Fund Class I	117,561	2,790,900
MainStay Epoch U.S. All Cap Fund Class I	362,871	10,167,635
MainStay ICAP Equity Fund Class I	111,884	5,879,525
MainStay ICAP International Fund Class I	249,392	9,107,779
MainStay International Equity Fund Class I	321,961	4,533,206
MainStay Large Cap Growth Fund Class I (b)	1,105,488	11,065,939
MainStay MAP Fund Class I	248,532	11,303,222
MainStay S&P 500 Index Fund Class I	280,994	12,315,987

Total Equity Funds (Cost $59,347,548)		75,320,960

Fixed Income Funds 35.3%
MainStay Floating Rate Fund Class I	261,513	2,497,451
MainStay High Yield Corporate Bond Fund Class I	77,218	472,572
MainStay High Yield Municipal Bond Fund Class I	22,009	252,220
MainStay Indexed Bond Fund Class I	930,645	10,255,706
MainStay Short Duration High Yield Fund Class I	533,188	5,422,519
MainStay Total Return Bond Fund Class I	2,699,856	29,239,442

Total Fixed Income Funds (Cost $47,617,120)		48,139,910

Total Affiliated Investment Companies (Cost $106,964,668)		123,460,870

Unaffiliated Investment Companies 8.5%
Equity Funds 7.0%
Guggenheim China Small Cap ETF	26,249	636,013
iShares MSCI All Country Asia ex-Japan ETF	24,711	1,473,270
iShares MSCI Poland Capped ETF	11,659	353,501
iShares Russell 2000 Index ETF	53,831	6,027,996
Market Vectors Vietnam ETF	16,685	334,701
SPDR S&P Emerging Markets Small Cap ETF	14,865	701,479

Total Equity Funds (Cost $8,447,222)		9,526,960

	Shares	Value

Fixed Income Funds 1.5%
iShares TIPS Bond ETF	16,906	$1,920,183
Market Vectors Emerging Markets Local Currency Bond ETF	8,867	209,882

Total Fixed Income Funds (Cost $2,091,745)		2,130,065

Total Unaffiliated Investment Companies (Cost $10,538,967)		11,657,025

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $1,164,045 (Collateralized by Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $1,280,000 and a Market Value of $1,187,493)	$1,164,045	1,164,045

Total Short-Term Investment (Cost $1,164,045)		1,164,045

Total Investments (Cost $118,667,680) (c)	100.0%	136,281,940
Other Assets, Less Liabilities	0.0 ‡	11,237
Net Assets	100.0%	$136,293,177

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $119,881,453 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$17,666,485
Gross unrealized depreciation	(1,265,998)

Net unrealized appreciation	$16,400,487

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$75,320,960	$—	$—	$75,320,960
Fixed Income Funds	48,139,910	—	—	48,139,910

Total Affiliated Investment Companies	123,460,870	—	—	123,460,870

Unaffiliated Investment Companies
Equity Funds	9,526,960	—	—	9,526,960
Fixed Income Funds	2,130,065	—	—	2,130,065

Total Unaffiliated Investment Companies	11,657,025	—	—	11,657,025

Short-Term Investment
Repurchase Agreement	—	1,164,045	—	1,164,045

Total Investments	$135,117,895	$1,164,045	$—	$136,281,940

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investments in affiliated investment companies, at value (identified cost $106,964,668)	$123,460,870
Investments in unaffiliated investment companies, at value (identified cost $10,538,967)	11,657,025
Repurchase agreement, at value (identified cost $1,164,045)	1,164,045
Cash	28,454
Receivables:
Fund shares sold	78,248
Manager (See Note 3)	6,279
Other assets	34,140

Total assets	136,429,061

Liabilities
Payables:
Fund shares redeemed	61,706
Shareholder communication	21,606
Transfer agent (See Note 3)	20,773
Professional fees	18,972
NYLIFE Distributors (See Note 3)	12,252
Custodian	280
Trustees	171
Accrued expenses	124

Total liabilities	135,884

Net assets	$136,293,177

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,804
Additional paid-in capital	116,656,684

116,669,488
Undistributed net investment income	257,185
Accumulated net realized gain (loss) on investments	1,752,244
Net unrealized appreciation (depreciation) on investments	17,614,260

Net assets	$136,293,177

Investor Class
Net assets applicable to outstanding shares	$6,409,108

Shares of beneficial interest outstanding	602,959

Net asset value per share outstanding	$10.63
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.25

Class A
Net assets applicable to outstanding shares	$49,193,888

Shares of beneficial interest outstanding	4,636,022

Net asset value per share outstanding	$10.61
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.23

Class I
Net assets applicable to outstanding shares	$75,681,551

Shares of beneficial interest outstanding	7,093,310

Net asset value and offering price per share outstanding	$10.67

Class R2
Net assets applicable to outstanding shares	$4,935,359

Shares of beneficial interest outstanding	464,790

Net asset value and offering price per share outstanding	$10.62

Class R3
Net assets applicable to outstanding shares	$73,271

Shares of beneficial interest outstanding	6,839

Net asset value and offering price per share outstanding	$10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,387,904
Dividend distributions from unaffiliated investment companies	75,597

Total income	1,463,501

Expenses
Distribution/Service—Investor Class (See Note 3)	7,510
Distribution/Service—Class A (See Note 3)	57,553
Distribution/Service—Class R2 (See Note 3)	5,494
Distribution/Service—Class R3 (See Note 3)	242
Manager (See Note 3)	63,739
Transfer agent (See Note 3)	59,524
Registration	31,209
Professional fees	14,791
Shareholder communication	11,998
Custodian	3,844
Shareholder service (See Note 3)	2,246
Trustees	1,113
Miscellaneous	4,346

Total expenses before waiver/reimbursement	263,609
Expense waiver/reimbursement from Manager (See Note 3)	(107,886)

Net expenses	155,723

Net investment income (loss)	1,307,778

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,498,953
Unaffiliated investment company transactions	140,153
Realized capital gain distributions from affiliated investment companies	1,327,039

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,966,145

Net change in unrealized appreciation (depreciation) on investments	716,708

Net realized and unrealized gain (loss) on investments	3,682,853

Net increase (decrease) in net assets resulting from operations	$4,990,631

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,307,778	$1,860,282
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,966,145	3,846,302
Net change in unrealized appreciation (depreciation) on investments	716,708	9,242,970

Net increase (decrease) in net assets resulting from operations	4,990,631	14,949,554

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(86,790)	(93,935)
Class A	(704,934)	(304,833)
Class I	(1,241,492)	(1,131,918)
Class R2	(61,999)	(576,562)
Class R3	(48)	(42,842)

	(2,095,263)	(2,150,090)

From net realized gain on investments:
Investor Class	(179,758)	(91,140)
Class A	(1,390,336)	(287,860)
Class I	(2,122,567)	(954,459)
Class R2	(128,362)	(567,796)
Class R3	(3,843)	(47,223)

	(3,824,866)	(1,948,478)

Total dividends and distributions to shareholders	(5,920,129)	(4,098,568)

Capital share transactions:
Net proceeds from sale of shares	15,684,638	66,135,754
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,919,816	4,093,039
Cost of shares redeemed	(7,087,620)	(54,125,938)

Increase (decrease) in net assets derived from capital share transactions	14,516,834	16,102,855

Net increase (decrease) in net assets	13,587,336	26,953,841

Net Assets
Beginning of period	122,705,841	95,752,000

End of period	$136,293,177	$122,705,841

Undistributed net investment income at end of period	$257,185	$1,044,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.71		$9.67	$9.48	$9.54	$8.56	$7.43

Net investment income (loss) (a)	0.10		0.16	0.15	0.16	0.12	0.18
Net realized and unrealized gain (loss) on investments	0.31		1.33	0.73	0.12	1.01	1.13

Total from investment operations	0.41		1.49	0.88	0.28	1.13	1.31

Less dividends and distributions:
From net investment income	(0.16)		(0.23)	(0.16)	(0.19)	(0.15)	(0.16)
From net realized gain on investments	(0.33)		(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.49)		(0.45)	(0.69)	(0.34)	(0.15)	(0.18)

Net asset value at end of period	$10.63		$10.71	$9.67	$9.48	$9.54	$8.56

Total investment return (b)	3.89	%(c)	15.96%	10.08%	2.92%	13.33%	17.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81	%††	1.63%	1.62%	1.71%	1.48%	2.31%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.71	%††	0.80%	0.81%	0.88%	1.16%	1.31%
Portfolio turnover rate	28%		71%	95%	97%	73%	68%
Net assets at end of period (in 000’s)	$6,409		$5,637	$3,803	$2,960	$1,926	$915

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.70		$9.65	$9.47	$9.53	$8.54	$7.44

Net investment income (loss) (a)	0.10		0.16	0.17	0.18	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.31		1.34	0.71	0.11	0.99	1.11

Total from investment operations	0.41		1.50	0.88	0.29	1.14	1.30

Less dividends and distributions:
From net investment income	(0.17)		(0.23)	(0.17)	(0.20)	(0.15)	(0.18)
From net realized gain on investments	(0.33)		(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.50)		(0.45)	(0.70)	(0.35)	(0.15)	(0.20)

Net asset value at end of period	$10.61		$10.70	$9.65	$9.47	$9.53	$8.54

Total investment return (b)	3.87	%(c)	16.17%	10.11%	3.01%	13.55%	17.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93	%††	1.56%	1.82%	1.87%	1.67%	2.48%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.54	%††	0.60%	0.60%	0.67%	0.86%	1.01%
Portfolio turnover rate	28%		71%	95%	97%	73%	68%
Net assets at end of period (in 000’s)	$49,194		$45,057	$12,441	$14,032	$13,421	$11,026

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.76		$9.72	$9.52	$9.57	$8.58	$7.45

Net investment income (loss) (a)	0.11		0.20	0.19	0.20	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.32		1.32	0.73	0.12	0.99	1.12

Total from investment operations	0.43		1.52	0.92	0.32	1.16	1.33

Less dividends and distributions:
From net investment income	(0.19)		(0.26)	(0.19)	(0.22)	(0.17)	(0.18)
From net realized gain on investments	(0.33)		(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.52)		(0.48)	(0.72)	(0.37)	(0.17)	(0.20)

Net asset value at end of period	$10.67		$10.76	$9.72	$9.52	$9.57	$8.58

Total investment return (b)	4.10	%(c)	16.28%	10.47%	3.34%	13.69%	18.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17	%††	1.96%	2.05%	2.03%	1.95%	2.73%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.29	%††	0.35%	0.35%	0.42%	0.61%	0.76%
Portfolio turnover rate	28%		71%	95%	97%	73%	68%
Net assets at end of period (in 000’s)	$75,682		$67,981	$52,164	$63,848	$47,125	$42,809

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,				January 8, 2009** through October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.70		$9.66	$9.47	$9.52	$8.54	$7.21

Net investment income (loss) (a)	0.09		0.20	0.15	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.32		1.28	0.73	0.13	0.98	1.21

Total from investment operations	0.41		1.48	0.88	0.28	1.12	1.33

Less dividends and distributions:
From net investment income	(0.16)		(0.22)	(0.16)	(0.18)	(0.14)	—
From net realized gain on investments	(0.33)		(0.22)	(0.53)	(0.15)	—	—

Total dividends and distributions	(0.49)		(0.44)	(0.69)	(0.33)	(0.14)	—

Net asset value at end of period	$10.62		$10.70	$9.66	$9.47	$9.52	$8.54

Total investment return (b)	3.89	%(c)	15.93%	9.98%	3.08%	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81	%††	2.01%	1.62%	1.61%	1.54%	1.82	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.64	%††	0.70%	0.70%	0.77%	0.96%	1.09	%††
Portfolio turnover rate	28%		71%	95%	97%	73%	68%
Net assets at end of period (in 000’s)	$4,935		$3,908	$25,259	$21,392	$1,718	$1,057

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.66		$9.62	$9.45	$9.51	$8.54	$7.42

Net investment income (loss) (a)	0.09		0.18	0.13	0.15	0.11	0.17
Net realized and unrealized gain (loss) on investments	0.29		1.28	0.72	0.11	0.99	1.12

Total from investment operations	0.38		1.46	0.85	0.26	1.10	1.29

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.20)	(0.15)	(0.17)	(0.13)	(0.15)
From net realized gain on investments	(0.33)		(0.22)	(0.53)	(0.15)	—	(0.02)

Total dividends and distributions	(0.33)		(0.42)	(0.68)	(0.32)	(0.13)	(0.17)

Net asset value at end of period	$10.71		$10.66	$9.62	$9.45	$9.51	$8.54

Total investment return (b)	3.64	%(c)	15.71%	9.71%	2.71%	13.02%	17.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.82%	1.41%	1.52%	1.33%	2.31%
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	0.89	%††	0.96%	0.95%	1.02%	1.21%	1.37%
Portfolio turnover rate	28%		71%	95%	97%	73%	68%
Net assets at end of period (in 000’s)	$73		$122	$2,085	$2,060	$1,915	$1,713

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.47 4.27%	6.76 12.97%	13.01 14.29%	3.48 4.34%	1.54 1.54%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.40 4.34	6.95 13.17	13.14 14.43	3.58 4.44	1.32 1.32
Class I Shares	No Sales Charge		4.37	13.35	14.68	4.68	1.07
Class R1 Shares[4]	No Sales Charge		4.42	13.34	14.60	4.60	1.17
Class R2 Shares[5]	No Sales Charge		4.23	12.96	14.28	4.31	1.42
Class R3 Shares[6]	No Sales Charge		4.16	12.76	14.02	4.08	1.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to public on June 29, 2007, although this class of shares has not yet commenced operations as of April 30, 2014. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	35

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	8.36%	20.44%	19.14%	5.63%
MSCI EAFE® Index[8]	4.44	13.35	13.58	0.62
Barclays U.S. Aggregate Bond Index[9]	1.74	–0.26	4.88	5.30
Retirement 2030 Composite Index[10]	6.07	13.92	15.03	4.55
Average Lipper Mixed-Asset Target 2030 Fund[11]	4.43	10.70	14.07	3.30

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,042.70	$2.38	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,043.40	$1.87	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,043.70	$0.61	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,042.30	$2.38	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,041.60	$3.64	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	37

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 4.27% for Investor Class shares and 4.34% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.37%, Class R1 shares2 returned 4.42%, Class R2 shares returned 4.23% and Class R3 shares returned 4.16%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.44% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index3 but underperformed the 6.07% return of the Retirement 2030 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 4.43% return of the average Lipper4 mixed-asset target 2030 fund for the six months ended April 30, 2014. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund performed well during the final months of 2013 but performed poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration5 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve6 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 35 for more information on Class R1 shares.
3.	See footnote on page 36 for more information on this index.
4.	See footnote on page 36 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	39

Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies had a negative impact on Fund returns during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

One of the more notable adjustments was the sale of Vanguard FTSE Emerging Markets ETF, which provides very broad exposure to the developing world. It was replaced with a battery of smaller Funds that provide access to specific countries (i.e., China, Poland and Vietnam) or market segments (small-cap emerging-market stocks). We pursued this approach because we recognized that there was a great deal of dispersion within the emerging-markets complex and we believed that the Fund could pursue higher returns by targeting specific areas that appear advantaged in one way or another.

Within the equity portion of the Fund, we decreased positions in MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture. MainStay S&P 500

Index Fund and MainStay MAP Fund were among the beneficiaries of those allocation changes.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced or eliminated in favor of MainStay Total Return Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Cornerstone Growth Fund and MainStay Large Cap Growth Fund both posted returns only marginally above zero. Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF had negative total returns for the portion of the reporting period they were held by the Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and one of the highest absolute returns, MainStay S&P 500 Index Fund made the largest positive equity contribution to the Fund’s performance. Because MainStay MAP Fund had an even larger position, it was the second largest contributor to the Fund’s equity performance, despite the Underlying Fund’s slightly weaker performance during the reporting period. While no Underlying Funds that were held for the full reporting period generated negative returns, Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF both lost value while they were held by the Fund. As a result, these two Underlying Funds were the greatest detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flat-

40	MainStay Retirement 2030 Fund

tened somewhat (two- to 10-year yields moved higher while the 30-year yield moved a little lower) and credit spreads7 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant contributor to the Fund’s fixed-income performance, followed by a much smaller position in MainStay Short Duration High Yield Fund. A position in MainStay Money Market Fund added basically nothing, while a very small position in Market Vectors Emerging Market Bond Fund provided a slightly negative return.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	41

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 88.7%†
Equity Funds 69.7%
MainStay Common Stock Fund Class I (a)	554,037	$9,972,675
MainStay Cornerstone Growth Fund Class I	122,320	3,769,914
MainStay Epoch International Small Cap Fund Class I	189,426	4,496,965
MainStay Epoch U.S. All Cap Fund Class I	543,258	15,222,085
MainStay ICAP Equity Fund Class I	169,638	8,914,483
MainStay ICAP International Fund Class I	402,157	14,686,759
MainStay International Equity Fund Class I	520,190	7,324,281
MainStay Large Cap Growth Fund Class I (b)	1,623,327	16,249,499
MainStay MAP Fund Class I	362,069	16,466,909
MainStay S&P 500 Index Fund Class I	396,690	17,386,914

Total Equity Funds (Cost $89,310,873)		114,490,484

Fixed Income Funds 19.0%
MainStay Floating Rate Fund Class I	405,176	3,869,432
MainStay High Yield Corporate Bond Fund Class I	34,203	209,322
MainStay High Yield Municipal Bond Fund Class I	28,263	323,893
MainStay Short Duration High Yield Fund Class I	627,660	6,383,301
MainStay Total Return Bond Fund Class I	1,893,553	20,507,184

Total Fixed Income Funds (Cost $30,826,171)		31,293,132

Total Affiliated Investment Companies (Cost $120,137,044)		145,783,616

Unaffiliated Investment Companies 10.0%
Equity Funds 9.3%
Guggenheim China Small Cap ETF	38,866	941,723
iShares MSCI All Country Asia ex-Japan ETF	35,944	2,142,981
iShares MSCI Poland Capped ETF	17,894	542,546
iShares Russell 2000 Index ETF	90,260	10,107,315
Market Vectors Vietnam ETF	26,063	522,824
SPDR S&P Emerging Markets Small Cap ETF	21,200	1,000,428

Total Equity Funds (Cost $12,685,286)		15,257,817

	Shares	Value

Fixed Income Fund 0.7%
Market Vectors Emerging Markets Local Currency Bond ETF	46,642	$1,104,016

Total Fixed Income Fund (Cost $1,128,699)		1,104,016

Total Unaffiliated Investment Companies (Cost $13,813,985)		16,361,833

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $2,275,541 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $2,505,000 and a Market Value of $2,323,961)	$2,275,541	2,275,541

Total Short-Term Investment (Cost $2,275,541)		2,275,541

Total Investments (Cost $136,226,570) (c)	100.1%	164,420,990
Other Assets, Less Liabilities	(0.1)	(111,543)
Net Assets	100.0%	$164,309,447

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $138,570,394 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$28,291,735
Gross unrealized depreciation	(2,441,139)

Net unrealized appreciation	$25,850,596

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$114,490,484	$—	$—	$114,490,484
Fixed Income Funds	31,293,132	—	—	31,293,132

Total Affiliated Investment Companies	145,783,616	—	—	145,783,616

Unaffiliated Investment Companies
Equity Funds	15,257,817	—	—	15,257,817
Fixed Income Fund	1,104,016	—	—	1,104,016

Total Unaffiliated Investment Companies	16,361,833	—	—	16,361,833

Short-Term Investment
Repurchase Agreement	—	2,275,541	—	2,275,541

Total Investments	$162,145,449	$2,275,541	$—	$164,420,990

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investments in affiliated investment companies, at value (identified cost $120,137,044)	$145,783,616
Investments in unaffiliated investment companies, at value (identified cost $13,813,985)	16,361,833
Repurchase agreement, at value (identified cost $2,275,541)	2,275,541
Cash	27,357
Receivables:
Fund shares sold	35,899
Manager (See Note 3)	8,762
Other assets	34,377

Total assets	164,527,385

Liabilities
Payables:
Fund shares redeemed	128,265
Transfer agent (See Note 3)	29,701
Shareholder communication	27,995
Professional fees	19,150
NYLIFE Distributors (See Note 3)	11,183
Custodian	346
Trustees	184
Accrued expenses	1,114

Total liabilities	217,938

Net assets	$164,309,447

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,407
Additional paid-in capital	134,375,732

134,391,139
Undistributed net investment income	19,538
Accumulated net realized gain (loss) on investments	1,704,350
Net unrealized appreciation (depreciation) on investments	28,194,420

Net assets	$164,309,447

Investor Class
Net assets applicable to outstanding shares	$8,377,643

Shares of beneficial interest outstanding	788,831

Net asset value per share outstanding	$10.62
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.24

Class A
Net assets applicable to outstanding shares	$39,882,419

Shares of beneficial interest outstanding	3,760,171

Net asset value per share outstanding	$10.61
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.23

Class I
Net assets applicable to outstanding shares	$108,674,550

Shares of beneficial interest outstanding	10,162,343

Net asset value and offering price per share outstanding	$10.69

Class R2
Net assets applicable to outstanding shares	$7,222,457

Shares of beneficial interest outstanding	681,416

Net asset value and offering price per share outstanding	$10.60

Class R3
Net assets applicable to outstanding shares	$152,378

Shares of beneficial interest outstanding	14,201

Net asset value and offering price per share outstanding	$10.73

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,478,754
Dividend distributions from unaffiliated investment companies	136,317

Total income	1,615,071

Expenses
Transfer agent (See Note 3)	89,403
Manager (See Note 3)	76,961
Distribution/Service—Investor Class (See Note 3)	9,425
Distribution/Service—Class A (See Note 3)	46,780
Distribution/Service—Class R2 (See Note 3)	7,873
Distribution/Service—Class R3 (See Note 3)	341
Registration	31,386
Shareholder communication	15,176
Professional fees	15,166
Custodian	3,713
Shareholder service (See Note 3)	3,217
Trustees	1,329
Miscellaneous	4,550

Total expenses before waiver/reimbursement	305,320
Expense waiver/reimbursement from Manager (See Note 3)	(137,713)

Net expenses	167,607

Net investment income (loss)	1,447,464

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,051,857
Unaffiliated investment company transactions	46,710
Realized capital gain distributions from affiliated investment companies	1,949,766

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,048,333

Net change in unrealized appreciation (depreciation) on investments	1,078,239

Net realized and unrealized gain (loss) on investments	5,126,572

Net increase (decrease) in net assets resulting from operations	$6,574,036

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,447,464	$2,056,883
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,048,333	4,608,654
Net change in unrealized appreciation (depreciation) on investments	1,078,239	16,961,719

Net increase (decrease) in net assets resulting from operations	6,574,036	23,627,256

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(95,701)	(95,143)
Class A	(511,716)	(252,300)
Class I	(1,614,174)	(1,595,374)
Class R2	(77,713)	(358,338)
Class R3	—	(114,083)

	(2,299,304)	(2,415,238)

From net realized gain on investments:
Investor Class	(223,029)	(72,927)
Class A	(1,136,623)	(189,164)
Class I	(3,035,024)	(1,048,849)
Class R2	(186,786)	(282,263)
Class R3	(3,993)	(102,563)

	(4,585,455)	(1,695,766)

Total dividends and distributions to shareholders	(6,884,759)	(4,111,004)

Capital share transactions:
Net proceeds from sale of shares	18,259,128	59,233,784
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,884,739	4,107,670
Cost of shares redeemed	(7,766,006)	(57,282,889)

Increase (decrease) in net assets derived from capital share transactions	17,377,861	6,058,565

Net increase (decrease) in net assets	17,067,138	25,574,817

Net Assets
Beginning of period	147,242,309	121,667,492

End of period	$164,309,447	$147,242,309

Undistributed net investment income at end of period	$19,538	$871,378

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.64		$9.13	$9.03	$8.99	$7.97	$6.92

Net investment income (loss) (a)	0.08		0.13	0.11	0.12	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.37		1.70	0.74	0.10	1.04	1.07

Total from investment operations	0.45		1.83	0.85	0.22	1.13	1.19

Less dividends and distributions:
From net investment income	(0.14)		(0.18)	(0.12)	(0.13)	(0.11)	(0.13)
From net realized gain on investments	(0.33)		(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.47)		(0.32)	(0.75)	(0.18)	(0.11)	(0.14)

Net asset value at end of period	$10.62		$10.64	$9.13	$9.03	$8.99	$7.97

Total investment return (b)	4.27	%(c)	20.74%	10.37%	2.46%	14.30%	17.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59	%††	1.35%	1.20%	1.33%	1.05%	1.75%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.74	%††	0.83%	0.90%	0.98%	1.34%	1.70%
Portfolio turnover rate	27%		72%	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$8,378		$7,020	$4,447	$2,768	$1,785	$606

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.63		$9.11	$9.01	$8.97	$7.95	$6.92

Net investment income (loss) (a)	0.09		0.12	0.13	0.14	0.10	0.15
Net realized and unrealized gain (loss) on investments	0.37		1.73	0.73	0.09	1.04	1.05

Total from investment operations	0.46		1.85	0.86	0.23	1.14	1.20

Less dividends and distributions:
From net investment income	(0.15)		(0.19)	(0.13)	(0.14)	(0.12)	(0.16)
From net realized gain on investments	(0.33)		(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.48)		(0.33)	(0.76)	(0.19)	(0.12)	(0.17)

Net asset value at end of period	$10.61		$10.63	$9.11	$9.01	$8.97	$7.95

Total investment return (b)	4.34	%(c)	20.96%	10.50%	2.55%	14.40%	17.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.26%	1.49%	1.52%	1.25%	2.14%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.55	%††	0.61%	0.61%	0.65%	0.89%	1.01%
Portfolio turnover rate	27%		72%	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$39,882		$36,051	$11,725	$13,573	$12,733	$10,314

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.73		$9.19	$9.08	$9.04	$8.00	$6.94

Net investment income (loss) (a)	0.10		0.17	0.15	0.15	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.37		1.73	0.73	0.10	1.04	1.04

Total from investment operations	0.47		1.90	0.88	0.25	1.17	1.21

Less dividends and distributions:
From net investment income	(0.18)		(0.22)	(0.14)	(0.16)	(0.13)	(0.14)
From net realized gain on investments	(0.33)		(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.51)		(0.36)	(0.77)	(0.21)	(0.13)	(0.15)

Net asset value at end of period	$10.69		$10.73	$9.19	$9.08	$9.04	$8.00

Total investment return (b)	4.37	%(c)	21.34%	10.64%	2.85%	14.77%	17.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	%††	1.73%	1.73%	1.58%	1.52%	2.37%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.30	%††	0.36%	0.36%	0.40%	0.64%	0.76%
Portfolio turnover rate	27%		72%	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$108,675		$98,357	$80,756	$104,015	$63,817	$50,513

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,				January 8, 2009** through October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.62		$9.10	$9.00	$8.96	$7.94	$6.64

Net investment income (loss) (a)	0.09		0.17	0.11	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.36		1.67	0.74	0.11	1.03	1.22

Total from investment operations	0.45		1.84	0.85	0.22	1.12	1.30

Less dividends and distributions:
From net investment income	(0.14)		(0.18)	(0.12)	(0.13)	(0.10)	—
From net realized gain on investments	(0.33)		(0.14)	(0.63)	(0.05)	—	—

Total dividends and distributions	(0.47)		(0.32)	(0.75)	(0.18)	(0.10)	—

Net asset value at end of period	$10.60		$10.62	$9.10	$9.00	$8.96	$7.94

Total investment return (b)	4.23	%(c)	20.86%	10.36%	2.45%	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62	%††	1.80%	1.27%	1.22%	1.10%	1.34	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.65	%††	0.71%	0.71%	0.75%	0.99%	1.10	%††
Portfolio turnover rate	27%		72%	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$7,222		$5,691	$18,161	$15,517	$2,907	$1,540

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.62		$9.10	$9.01	$8.97	$7.96	$6.92

Net investment income (loss) (a)	0.07		0.16	0.09	0.11	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.37		1.66	0.73	0.09	1.02	1.03

Total from investment operations	0.44		1.82	0.82	0.20	1.10	1.17

Less dividends and distributions:
From net investment income	—		(0.16)	(0.10)	(0.11)	(0.09)	(0.12)
From net realized gain on investments	(0.33)		(0.14)	(0.63)	(0.05)	—	(0.01)

Total dividends and distributions	(0.33)		(0.30)	(0.73)	(0.16)	(0.09)	(0.13)

Net asset value at end of period	$10.73		$10.62	$9.10	$9.01	$8.97	$7.96

Total investment return (b)	4.16	%(c)	20.43%	10.15%	2.23%	13.97%	17.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	1.67%	1.05%	1.18%	0.91%	1.98%
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (d)	0.90	%††	0.96%	0.96%	1.00%	1.24%	1.36%
Portfolio turnover rate	27%		72%	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$152		$123	$6,579	$6,115	$5,946	$4,901

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.29 4.45%	8.27 14.57%	13.78 15.08%	3.39 4.25%	1.64 1.64%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.32 4.42	8.37 14.68	13.86 15.15	3.46 4.32	1.42 1.42
Class I Shares	No Sales Charge		4.65	15.06	15.48	4.58	1.17
Class R1 Shares[4]	No Sales Charge		4.50	14.85	15.32	4.48	1.27
Class R2 Shares[5]	No Sales Charge		4.44	14.57	15.08	4.24	1.52
Class R3 Shares[6]	No Sales Charge		4.23	14.26	14.76	3.95	1.78

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered the public on June 29, 2007, although this class of shares has not yet commenced operations as of April 30, 2014. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2014, adjusted differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	8.36%	20.44%	19.14%	5.63%
MSCI EAFE® Index[8]	4.44	13.35	13.58	0.62
Barclays U.S. Aggregate Bond Index[9]	1.74	–0.26	4.88	5.30
Retirement 2040 Composite Index[10]	6.63	15.93	16.16	4.64
Average Lipper Mixed-Asset Target 2040 Fund[11]	4.76	12.41	15.12	3.33

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	51

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,044.50	$2.38	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,044.20	$1.88	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,046.50	$0.61	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,044.40	$2.38	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,042.30	$3.65	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

mainstayinvestments.com	53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 4.45% for Investor Class shares and 4.42% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.65%, Class R1 shares2 returned 4.50%, Class R2 shares returned 4.44% and Class R3 shares returned 4.23%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,3 which is the Fund's broad-based securities-market index. Over the same period, Investor Class, Class I and Class R1 shares outperformed, Class R2 shares performed in line with, and Class A and Class R3 shares underperformed the 4.44% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index3 but underperformed the 6.63% return of the Retirement 2040 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 4.76% return of the average Lipper4 mixed-asset target 2040 fund for the six months ended April 30, 2014. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund performed well during the final months of

2013 but performed poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the Fund’s stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration5 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve6 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capital-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 50 for more information on Class R1 shares.
3.	See footnote on page 51 for more information on this index.
4.	See footnote on page 51 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

54	MainStay Retirement 2040 Fund

ization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies had a negative impact on Fund returns during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

One of the more notable adjustments was the sale of Vanguard FTSE Emerging Markets ETF, which provides very broad exposure to the developing world. It was replaced with a battery of smaller Funds that provide access to specific countries (i.e., China, Poland and Vietnam) or market segments (small-cap emerging-market stocks). We pursued this approach because we recognized that there was a great deal of dispersion within the emerging-markets complex and we believed that the Fund could pursue higher returns by targeting specific areas that appear advantaged in one way or another.

Within the equity portion of the Fund, we decreased positions in MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture. MainStay S&P 500 Index Fund was among the primary beneficiaries of those allocation changes.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced or eliminated in favor of MainStay Total Return Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Cornerstone Growth Fund and MainStay Large Cap Growth Fund both posted returns only marginally above zero. Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF had negative total returns for the portion of the reporting period they were held by the Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and one of the highest absolute returns, MainStay S&P 500 Index Fund made the largest positive equity contribution to the Fund’s performance. MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund, both of which had even larger positions in the Fund, were also strong contributors, despite their slightly weaker performance during the reporting period. While no Underlying Funds that were held for the full reporting period generated negative returns, Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF both lost value while they were held by the Fund. As a result, these two Underlying Funds were the greatest detractors from the Fund’s performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the

mainstayinvestments.com	55

inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the 30-year yield moved a little lower) and credit spreads7 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund were the most significant contributors to the Fund’s fixed-income performance. A position in MainStay Money Market Fund added basically nothing, while a very small position in Market Vectors Emerging Market Bond Fund provided a slightly negative return.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 86.8%†
Equity Funds 78.0%
MainStay Common Stock Fund Class I (a)	491,342	$8,844,156
MainStay Cornerstone Growth Fund Class I	146,901	4,527,498
MainStay Epoch International Small Cap Fund Class I	153,096	3,634,502
MainStay Epoch U.S. All Cap Fund Class I	463,270	12,980,838
MainStay ICAP Equity Fund Class I	110,567	5,810,291
MainStay ICAP International Fund Class I	322,123	11,763,941
MainStay International Equity Fund Class I	420,426	5,919,595
MainStay Large Cap Growth Fund Class I (b)	1,088,325	10,894,138
MainStay MAP Fund Class I	229,747	10,448,877
MainStay S&P 500 Index Fund Class I	306,408	13,429,884

Total Equity Funds (Cost $71,079,055)		88,253,720

Fixed Income Funds 8.8%
MainStay Floating Rate Fund Class I	228,638	2,183,495
MainStay High Yield Municipal Bond Fund Class I	21,205	243,012
MainStay Short Duration High Yield Fund Class I	258,814	2,632,135
MainStay Total Return Bond Fund Class I	448,186	4,853,853

Total Fixed Income Funds (Cost $9,742,047)		9,912,495

Total Affiliated Investment Companies (Cost $80,821,102)		98,166,215

Unaffiliated Investment Companies 12.6%
Equity Funds 12.4%
Guggenheim China Small Cap ETF	31,345	759,489
iShares MSCI All Country Asia ex-Japan ETF	28,691	1,710,557
iShares MSCI Poland Capped ETF	14,008	424,723
iShares Russell 2000 Index ETF	88,249	9,882,123
Market Vectors Vietnam ETF	20,047	402,143
SPDR S&P Emerging Markets Small Cap ETF	17,022	803,268

Total Equity Funds (Cost $11,006,844)		13,982,303

	Shares	Value

Fixed Income Fund 0.2%
Market Vectors Emerging Markets Local Currency Bond ETF	10,614	$251,234

Total Fixed Income Fund (Cost $245,869)		251,234

Total Unaffiliated Investment Companies (Cost $11,252,713)		14,233,537

	Principal Amount
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $721,412 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $795,000 and a Market Value of $737,545)	$721,412	721,412

Total Short-Term Investment (Cost $721,412)		721,412

Total Investments (Cost $92,795,227) (c)	100.1%	113,121,164
Other Assets, Less Liabilities	(0.1)	(65,381)
Net Assets	100.0%	$113,055,783

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $94,468,592 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$20,382,770
Gross unrealized depreciation	(1,730,198)

Net unrealized appreciation	$18,652,572

The following abbreviation is used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$88,253,720	$—	$—	$88,253,720
Fixed Income Funds	9,912,495	—	—	9,912,495

Total Affiliated Investment Companies	98,166,215	—	—	98,166,215

Unaffiliated Investment Companies
Equity Funds	13,982,303	—	—	13,982,303
Fixed Income Fund	251,234	—	—	251,234

Total Unaffiliated Investment Companies	14,233,537	—	—	14,233,537

Short-Term Investment
Repurchase Agreement	—	721,412	—	721,412

Total Investments	$112,399,752	$721,412	$—	$113,121,164

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investments in affiliated investment companies, at value (identified cost $80,821,102)	$98,166,215
Investments in unaffiliated investment companies, at value (identified cost $11,252,713)	14,233,537
Repurchase agreement, at value (identified cost $721,412)	721,412
Cash	28,080
Receivables:
Fund shares sold	102,004
Manager (See Note 3)	13,256
Other assets	34,054

Total assets	113,298,558

Liabilities
Payables:
Fund shares redeemed	166,747
Transfer agent (See Note 3)	30,201
Professional fees	18,749
Shareholder communication	17,591
NYLIFE Distributors (See Note 3)	7,585
Custodian	884
Trustees	114
Accrued expenses	904

Total liabilities	242,775

Net assets	$113,055,783

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,421
Additional paid-in capital	90,461,602

90,472,023
Distributions in excess of net investment income	(226,501)
Accumulated net realized gain (loss) on investments	2,484,324
Net unrealized appreciation (depreciation) on investments	20,325,937

Net assets	$113,055,783

Investor Class
Net assets applicable to outstanding shares	$7,507,074

Shares of beneficial interest outstanding	693,886

Net asset value per share outstanding	$10.82
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.45

Class A
Net assets applicable to outstanding shares	$22,982,440

Shares of beneficial interest outstanding	2,131,902

Net asset value per share outstanding	$10.78
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.41

Class I
Net assets applicable to outstanding shares	$75,278,287

Shares of beneficial interest outstanding	6,920,414

Net asset value and offering price per share outstanding	$10.88

Class R2
Net assets applicable to outstanding shares	$7,257,475

Shares of beneficial interest outstanding	671,519

Net asset value and offering price per share outstanding	$10.81

Class R3
Net assets applicable to outstanding shares	$30,507

Shares of beneficial interest outstanding	2,803

Net asset value and offering price per share outstanding	$10.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$930,823
Dividend distributions from unaffiliated investment companies	97,339

Total income	1,028,162

Expenses
Transfer agent (See Note 3)	91,348
Manager (See Note 3)	53,057
Distribution/Service—Investor Class (See Note 3)	8,524
Distribution/Service—Class A (See Note 3)	26,526
Distribution/Service—Class R2 (See Note 3)	8,395
Distribution/Service—Class R3 (See Note 3)	86
Registration	31,215
Professional fees	14,495
Shareholder communication	10,291
Custodian	3,871
Shareholder service (See Note 3)	3,375
Trustees	910
Miscellaneous	4,157

Total expenses before waiver/reimbursement	256,250
Expense waiver/reimbursement from Manager (See Note 3)	(139,613)

Net expenses	116,637

Net investment income (loss)	911,525

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,619,758
Unaffiliated investment company transactions	(48,664)
Realized capital gain distributions from affiliated investment companies	1,586,679

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,157,773

Net change in unrealized appreciation (depreciation) on investments	(394,545)

Net realized and unrealized gain (loss) on investments	3,763,228

Net increase (decrease) in net assets resulting from operations	$4,674,753

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$911,525	$1,229,485
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,157,773	2,558,972
Net change in unrealized appreciation (depreciation) on investments	(394,545)	14,574,560

Net increase (decrease) in net assets resulting from operations	4,674,753	18,363,017

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(81,486)	(62,651)
Class A	(265,754)	(115,534)
Class I	(1,072,092)	(938,889)
Class R2	(80,357)	(190,596)
Class R3	—	(80,565)

	(1,499,689)	(1,388,235)

From net realized gain on investments:
Investor Class	(171,094)	(46,956)
Class A	(536,650)	(83,771)
Class I	(1,797,685)	(585,597)
Class R2	(170,443)	(147,382)
Class R3	(907)	(72,841)

	(2,676,779)	(936,547)

Total dividends and distributions to shareholders	(4,176,468)	(2,324,782)

Capital share transactions:
Net proceeds from sale of shares	12,164,876	37,065,017
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,176,468	2,324,620
Cost of shares redeemed	(4,985,731)	(31,121,935)

Increase (decrease) in net assets derived from capital share transactions	11,355,613	8,267,702

Net increase (decrease) in net assets	11,853,898	24,305,937

Net Assets
Beginning of period	101,201,885	76,895,948

End of period	$113,055,783	$101,201,885

Undistributed (distributions in excess of) net investment income at end of period	$(226,501)	$361,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.76		$8.95	$8.79	$8.80	$7.75	$6.74

Net investment income (loss) (a)	0.08		0.11	0.08	0.09	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.39		1.96	0.76	0.11 (b)	1.08	1.04

Total from investment operations	0.47		2.07	0.84	0.20	1.14	1.13

Less dividends and distributions:
From net investment income	(0.13)		(0.15)	(0.09)	(0.11)	(0.09)	(0.12)
From net realized gain on investments	(0.28)		(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.41)		(0.26)	(0.68)	(0.21)	(0.09)	(0.12)

Net asset value at end of period	$10.82		$10.76	$8.95	$8.79	$8.80	$7.75

Total investment return (c)	4.45	%(d)	23.75%	10.44%	2.20%	14.76%	17.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44	%††	1.08%	0.93%	1.00%	0.77%	1.25%
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.81	%††	0.93%	1.01%	1.13%	1.60%	1.94%
Portfolio turnover rate	32%		66%	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$7,507		$6,148	$3,518	$2,306	$1,337	$614

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.73		$8.92	$8.76	$8.77	$7.72	$6.75

Net investment income (loss) (a)	0.08		0.10	0.10	0.11	0.08	0.12
Net realized and unrealized gain (loss) on investments	0.39		1.98	0.75	0.10 (b)	1.06	1.00

Total from investment operations	0.47		2.08	0.85	0.21	1.14	1.12

Less dividends and distributions:
From net investment income	(0.14)		(0.16)	(0.10)	(0.12)	(0.09)	(0.15)
From net realized gain on investments	(0.28)		(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.42)		(0.27)	(0.69)	(0.22)	(0.09)	(0.15)

Net asset value at end of period	$10.78		$10.73	$8.92	$8.76	$8.77	$7.72

Total investment return (c)	4.42	%(d)	23.90%	10.58%	2.29%	14.89%	17.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	%††	0.98%	1.19%	1.23%	0.97%	1.77%
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (e)	0.63	%††	0.71%	0.75%	0.79%	1.02%	1.19%
Portfolio turnover rate	32%		66%	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$22,982		$20,158	$6,517	$7,151	$6,826	$5,459

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.83		$9.01	$8.83	$8.84	$7.77	$6.76

Net investment income (loss) (a)	0.10		0.15	0.12	0.11	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.40		1.96	0.77	0.12 (b)	1.08	1.00

Total from investment operations	0.50		2.11	0.89	0.23	1.18	1.14

Less dividends and distributions:
From net investment income	(0.17)		(0.18)	(0.12)	(0.14)	(0.11)	(0.13)
From net realized gain on investments	(0.28)		(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.45)		(0.29)	(0.71)	(0.24)	(0.11)	(0.13)

Net asset value at end of period	$10.88		$10.83	$9.01	$8.83	$8.84	$7.77

Total investment return (c)	4.65	%(d)	24.12%	10.98%	2.48%	15.24%	17.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81	%††	1.53%	1.43%	1.22%	1.22%	2.04%
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (e)	0.38	%††	0.46%	0.50%	0.54%	0.77%	0.94%
Portfolio turnover rate	32%		66%	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$75,278		$68,475	$49,750	$59,619	$33,551	$27,031

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 8, 2009** through October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.75		$8.94	$8.77	$8.78	$7.72	$6.43

Net investment income (loss) (a)	0.08		0.14	0.08	0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.39		1.93	0.76	0.11 (b)	1.08	1.24

Total from investment operations	0.47		2.07	0.84	0.20	1.14	1.29

Less dividends and distributions:
From net investment income	(0.13)		(0.15)	(0.08)	(0.11)	(0.08)	—
From net realized gain on investments	(0.28)		(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.41)		(0.26)	(0.67)	(0.21)	(0.08)	—

Net asset value at end of period	$10.81		$10.75	$8.94	$8.77	$8.78	$7.72

Total investment return (c)	4.44	%(d)	23.71%	10.51%	2.17%	14.85%	20.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%††	1.49%	0.98%	0.97%	0.78%	0.91	%††
Net expenses (f)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.73	%††	0.81%	0.85%	0.89%	1.12%	1.26	%††
Portfolio turnover rate	32%		66%	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$7,257		$6,386	$11,513	$9,559	$3,394	$1,425

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.71		$8.91	$8.75	$8.76	$7.72	$6.73

Net investment income (loss) (a)	0.07		0.15	0.07	0.08	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.38		1.88	0.75	0.10 (b)	1.06	0.99

Total from investment operations	0.45		2.03	0.82	0.18	1.11	1.10

Less dividends and distributions:
From net investment income	—		(0.12)	(0.07)	(0.09)	(0.07)	(0.11)
From net realized gain on investments	(0.28)		(0.11)	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.28)		(0.23)	(0.66)	(0.19)	(0.07)	(0.11)

Net asset value at end of period	$10.88		$10.71	$8.91	$8.75	$8.76	$7.72

Total investment return (c)	4.23	%(d)	23.39%	10.23%	1.98%	14.47%	16.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%††	1.54%	0.76%	0.86%	0.61%	1.68%
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (e)	0.98	%††	1.07%	1.10%	1.14%	1.37%	1.55%
Portfolio turnover rate	32%		66%	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$31		$35	$5,597	$5,056	$4,628	$3,682

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.43 4.30%	8.83 15.16%	14.14 15.44%	3.20 4.06%	1.84 1.84%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.40 4.34	8.85 15.19	14.27 15.57	3.29 4.15	1.54 1.54
Class I Shares	No Sales Charge		4.49	15.52	15.87	4.41	1.29
Class R1 Shares[4]	No Sales Charge		4.42	15.36	15.74	4.30	1.39
Class R2 Shares[5]	No Sales Charge		4.24	15.07	15.44	4.04	1.64
Class R3 Shares[6]	No Sales Charge		4.04	14.79	15.15	3.78	1.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares has not commenced operations as of April 30, 2014. As a result, the performance for Class R1 shares include the historical performance of Class A shares through April 30, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	8.36%	20.44%	19.14%	5.63%
MSCI EAFE® Index[8]	4.44	13.35	13.58	0.62
Barclays U.S. Aggregate Bond Index[9]	1.74	–0.26	4.88	5.30
Retirement 2050 Composite Index[10]	6.85	16.76	16.72	4.43
Average Lipper Mixed-Asset Target 2050 Fund[11]	4.88	12.95	15.37	3.29

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2050 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046, to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

mainstayinvestments.com	67

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,043.00	$2.38	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,043.40	$1.87	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,044.90	$0.61	$1,024.20	$0.60

Class R2 Shares	$1,000.00	$1,042.40	$2.38	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,040.40	$3.64	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

68	MainStay Retirement 2050 Fund

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 73 for specific holdings within these categories.

mainstayinvestments.com	69

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 4.30% for Investor Class shares and 4.34% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.49%, Class R1 shares2 returned 4.42%, Class R2 shares returned 4.24% and Class R3 shares returned 4.04%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,3 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 4.44% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index3 but underperformed the 6.85% return of the Retirement 2050 Composite Index.3 The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 4.88% return of the average Lipper4 mixed-asset target 2050 fund for the six months ended April 30, 2014. See page 66 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund performed well during the final months of 2013 but performed poorly in the first four months of 2014.

Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging market equities, however, had a greater relative impact. Most emerging-markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration5 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve6 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 66 for more information on Class R1 shares.
3.	See footnote on page 67 for more information on this index.
4.	See footnote on page 67 for more information on Lipper Inc.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

70	MainStay Retirement 2050 Fund

duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies had a negative impact on Fund returns during the reporting period.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

One of the more notable adjustments was the sale of Vanguard FTSE Emerging Markets ETF, which provides very broad exposure to the developing world. It was replaced with a battery of smaller Funds that provide access to specific countries (i.e., China, Poland and Vietnam) or market segments (small-cap emerging-market stocks). We pursued this approach because we recognized that there was a great deal of dispersion within the emerging-markets complex and we believed that the Fund could pursue higher returns by targeting specific areas that appear advantaged in one way or another.

Within the equity portion of the Fund, we decreased our position in MainStay U.S. Small Cap Fund. After leaning toward smaller-capitalization stocks for several quarters, we began to gravitate toward a more neutral posture. MainStay S&P 500 Index Fund was among the primary beneficiaries of those allocation changes.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced or eliminated in favor of MainStay Total Return Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay Common Stock Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Cornerstone Growth Fund and MainStay Large Cap Growth Fund both posted returns only marginally above zero. Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF had negative total returns for the portion of the reporting period they were held by the Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and the highest absolute return, MainStay Common Stock Fund made the largest positive equity contribution to the Fund’s performance. MainStay Epoch U.S. All Cap Fund, which had an even larger position in the Fund, was also a strong contributor, despite its slightly weaker performance during the reporting period. While no Underlying Funds that were held for the full reporting period generated negative returns, Vanguard FTSE Emerging Markets ETF and Guggenheim China Small Cap Index ETF both lost value while they were held by the Fund. As a result, these two Underlying Funds were the greatest detractors from the Fund's performance.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the

mainstayinvestments.com	71

inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the 30-year yield moved a little lower) and credit spreads7 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund were the most significant contributors to the Fund’s fixed-income performance. A position in MainStay Money Market Fund added basically nothing, while a very small position in Market Vectors Emerging Market Bond Fund provided a slightly negative return.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

72	MainStay Retirement 2050 Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 85.6%†
Equity Funds 80.9%
MainStay Common Stock Fund Class I (a)	409,907	$7,378,320
MainStay Cornerstone Growth Fund Class I	182,673	5,629,969
MainStay Epoch International Small Cap Fund Class I	99,999	2,373,987
MainStay Epoch U.S. All Cap Fund Class I	333,845	9,354,332
MainStay ICAP Equity Fund Class I	62,134	3,265,130
MainStay ICAP International Fund Class I	211,873	7,737,598
MainStay International Equity Fund Class I	275,014	3,872,201
MainStay Large Cap Growth Fund Class I (b)	581,312	5,818,930
MainStay MAP Fund Class I	132,295	6,016,796
MainStay S&P 500 Index Fund Class I	108,203	4,742,533

Total Equity Funds (Cost $46,171,547)		56,189,796

Fixed Income Funds 4.7%
MainStay Floating Rate Fund Class I	89,568	855,374
MainStay High Yield Municipal Bond Fund Class I	9,488	108,732
MainStay Short Duration High Yield Fund Class I	100,385	1,020,913
MainStay Total Return Bond Fund Class I	117,730	1,275,021

Total Fixed Income Funds (Cost $3,209,959)		3,260,040

Total Affiliated Investment Companies (Cost $49,381,506)		59,449,836

Unaffiliated Investment Companies 13.5%
Equity Funds 13.5%
Guggenheim China Small Cap ETF	19,618	475,344
iShares MSCI All Country Asia ex-Japan ETF	18,366	1,094,981
iShares MSCI Poland Capped ETF	9,087	275,518
iShares Russell 2000 Index ETF	59,989	6,717,568
Market Vectors Vietnam ETF	12,648	253,719
SPDR S&P Emerging Markets Small Cap ETF	11,078	522,770

Total Equity Funds (Cost $7,325,251)		9,339,900

Fixed Income Fund 0.0%‡
Market Vectors Emerging Markets Local Currency Bond ETF	446	10,557

Total Fixed Income Fund (Cost $10,095)		10,557

Total Unaffiliated Investment Companies (Cost $7,335,346)		9,350,457

	Principal Amount	Value

Short-Term Investment 0.8%
Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $574,218 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $635,000 and a Market Value of $589,108)	$574,218	$574,218

Total Short-Term Investment (Cost $574,218)		574,218

Total Investments (Cost $57,291,070) (c)	99.9%	69,374,511
Other Assets, Less Liabilities	0.1	79,804
Net Assets	100.0%	$69,454,315

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $58,486,892 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$12,120,000
Gross unrealized depreciation	(1,232,381)

Net unrealized appreciation	$10,887,619

The following abbreviations are used in the above portfolio:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	73

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$56,189,796	$—	$—	$56,189,796
Fixed Income Funds	3,260,040	—	—	3,260,040

Total Affiliated Investment Companies	59,449,836	—	—	59,449,836

Unaffiliated Investment Companies
Equity Funds	9,339,900	—	—	9,339,900
Fixed Income Fund	10,557	—	—	10,557

Total Unaffiliated Investment Companies	9,350,457	—	—	9,350,457

Short-Term Investment
Repurchase Agreement	—	574,218	—	574,218

Total Investments	$68,800,293	$574,218	$—	$69,374,511

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investments in affiliated investment companies, at value (identified cost $49,381,506)	$59,449,836
Investments in unaffiliated investment companies, at value (identified cost $7,335,346)	9,350,457
Repurchase agreement, at value (identified cost $574,218)	574,218
Cash	2,735
Receivables:
Fund shares sold	117,044
Manager (See Note 3)	15,862
Other assets	33,727

Total assets	69,543,879

Liabilities
Payables:
Fund shares redeemed	33,488
Transfer agent (See Note 3)	22,479
Professional fees	18,378
Shareholder communication	11,072
NYLIFE Distributors (See Note 3)	3,365
Custodian	347
Trustees	56
Accrued expenses	379

Total liabilities	89,564

Net assets	$69,454,315

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,464
Additional paid-in capital	56,750,705

56,757,169
Distributions in excess of net investment income	(235,460)
Accumulated net realized gain (loss) on investments	849,165
Net unrealized appreciation (depreciation) on investments	12,083,441

Net assets	$69,454,315

Investor Class
Net assets applicable to outstanding shares	$4,043,315

Shares of beneficial interest outstanding	378,386

Net asset value per share outstanding	$10.69
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.31

Class A
Net assets applicable to outstanding shares	$7,338,255

Shares of beneficial interest outstanding	685,752

Net asset value per share outstanding	$10.70
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.32

Class I
Net assets applicable to outstanding shares	$52,514,607

Shares of beneficial interest outstanding	4,880,879

Net asset value and offering price per share outstanding	$10.76

Class R2
Net assets applicable to outstanding shares	$5,544,085

Shares of beneficial interest outstanding	517,419

Net asset value and offering price per share outstanding	$10.71

Class R3
Net assets applicable to outstanding shares	$14,053

Shares of beneficial interest outstanding	1,305

Net asset value and offering price per share outstanding	$10.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	75

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$484,571
Dividend distributions from unaffiliated investment companies	57,205

Total income	541,776

Expenses
Transfer agent (See Note 3)	77,764
Manager (See Note 3)	31,941
Registration	30,919
Distribution/Service—Investor Class (See Note 3)	4,460
Distribution/Service—Class A (See Note 3)	8,021
Distribution/Service—Class R2 (See Note 3)	6,397
Distribution/Service—Class R3 (See Note 3)	18
Professional fees	13,894
Shareholder communication	6,654
Custodian	3,835
Shareholder service (See Note 3)	2,562
Trustees	536
Miscellaneous	3,925

Total expenses before waiver/reimbursement	190,926
Expense waiver/reimbursement from Manager (See Note 3)	(127,758)

Net expenses	63,168

Net investment income (loss)	478,608

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,035,036
Unaffiliated investment company transactions	(57,489)
Realized capital gain distributions from affiliated investment companies	1,067,501

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,045,048

Net change in unrealized appreciation (depreciation) on investments	197,796

Net realized and unrealized gain (loss) on investments	2,242,844

Net increase (decrease) in net assets resulting from operations	$2,721,452

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$478,608	$708,854
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,045,048	1,886,122
Net change in unrealized appreciation (depreciation) on investments	197,796	8,999,518

Net increase (decrease) in net assets resulting from operations	2,721,452	11,594,494

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(40,434)	(28,617)
Class A	(76,509)	(39,856)
Class I	(698,736)	(607,881)
Class R2	(56,367)	(63,463)
Class R3	—	(48,340)

	(872,046)	(788,157)

From net realized gain on investments:
Investor Class	(110,818)	(14,959)
Class A	(203,138)	(19,903)
Class I	(1,517,956)	(262,801)
Class R2	(161,762)	(34,247)
Class R3	(107)	(30,708)

	(1,993,781)	(362,618)

Total dividends and distributions to shareholders	(2,865,827)	(1,150,775)

Capital share transactions:
Net proceeds from sale of shares	10,068,976	18,899,964
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,865,802	1,150,743
Cost of shares redeemed	(2,932,703)	(16,364,113)

Increase (decrease) in net assets derived from capital share transactions	10,002,075	3,686,594

Net increase (decrease) in net assets	9,857,700	14,130,313

Net Assets
Beginning of period	59,596,615	45,466,302

End of period	$69,454,315	$59,596,615

Undistributed (distributions in excess of) net investment income at end of period	$(235,460)	$157,978

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	77

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.71		$8.76	$8.58	$8.55	$7.50	$6.57

Net investment income (loss) (a)	0.06		0.09	0.06	0.08	0.04	0.09
Net realized and unrealized gain (loss) on investments	0.40		2.06	0.77	0.10 (b)	1.08	0.99

Total from investment operations	0.46		2.15	0.83	0.18	1.12	1.08

Less dividends and distributions:
From net investment income	(0.13)		(0.13)	(0.07)	(0.09)	(0.07)	(0.11)
From net realized gain on investments	(0.35)		(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.48)		(0.20)	(0.65)	(0.15)	(0.07)	(0.15)

Net asset value at end of period	$10.69		$10.71	$8.76	$8.58	$8.55	$7.50

Total investment return (c)	4.30	%(d)	24.95%	10.69%	2.10%	15.08%	16.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	%††	0.98%	0.74%	0.87%	0.55%	1.30%
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.99	%††	1.13%	1.27%	1.51%	2.17%	2.31%
Portfolio turnover rate	24%		63%	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$4,043		$3,158	$1,793	$1,010	$650	$299

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.72		$8.77	$8.59	$8.55	$7.49	$6.58

Net investment income (loss) (a)	0.07		0.09	0.08	0.10	0.06	0.11
Net realized and unrealized gain (loss) on investments	0.39		2.07	0.76	0.10 (b)	1.08	0.97

Total from investment operations	0.46		2.16	0.84	0.20	1.14	1.08

Less dividends and distributions:
From net investment income	(0.13)		(0.14)	(0.08)	(0.10)	(0.08)	(0.13)
From net realized gain on investments	(0.35)		(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.48)		(0.21)	(0.66)	(0.16)	(0.08)	(0.17)

Net asset value at end of period	$10.70		$10.72	$8.77	$8.59	$8.55	$7.49

Total investment return (c)	4.34	%(d)	25.15%	10.64%	2.28%	15.30%	16.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	0.96%	0.97%	1.11%	0.72%	1.62%
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (e)	0.77	%††	0.83%	0.85%	0.91%	1.29%	1.58%
Portfolio turnover rate	24%		63%	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$7,338		$5,940	$2,432	$2,423	$2,224	$1,571

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.79		$8.83	$8.64	$8.60	$7.53	$6.59

Net investment income (loss) (a)	0.08		0.14	0.11	0.08	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.40		2.05	0.76	0.14 (b)	1.08	0.98

Total from investment operations	0.48		2.19	0.87	0.22	1.16	1.11

Less dividends and distributions:
From net investment income	(0.16)		(0.16)	(0.10)	(0.12)	(0.09)	(0.13)
From net realized gain on investments	(0.35)		(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.51)		(0.23)	(0.68)	(0.18)	(0.09)	(0.17)

Net asset value at end of period	$10.76		$10.79	$8.83	$8.64	$8.60	$7.53

Total investment return (c)	4.49	%(d)	25.40%	10.97%	2.49%	15.56%	17.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	%††	1.44%	1.26%	0.94%	1.01%	1.99%
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (e)	0.52	%††	0.58%	0.60%	0.66%	1.04%	1.34%
Portfolio turnover rate	24%		63%	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$52,515		$45,630	$33,346	$37,721	$17,917	$14,283

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	79

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 8, 2009** through October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.73		$8.78	$8.59	$8.55	$7.49	$6.22

Net investment income (loss) (a)	0.07		0.12	0.07	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.38		2.03	0.77	0.12 (b)	1.09	1.23

Total from investment operations	0.45		2.15	0.84	0.19	1.13	1.27

Less dividends and distributions:
From net investment income	(0.12)		(0.13)	(0.07)	(0.09)	(0.07)	—
From net realized gain on investments	(0.35)		(0.07)	(0.58)	(0.06)	—	—

Total dividends and distributions	(0.47)		(0.20)	(0.65)	(0.15)	(0.07)	—

Net asset value at end of period	$10.71		$10.73	$8.78	$8.59	$8.55	$7.49

Total investment return (c)	4.24	%(d)	24.98%	10.62%	2.16%	15.10%	20.42	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24	%††	1.22%	0.79%	0.84%	0.47%	0.66	%††
Net expenses (f)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.87	%††	0.93%	0.95%	1.01%	1.39%	1.64	%††
Portfolio turnover rate	24%		63%	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$5,544		$4,865	$4,128	$3,065	$1,735	$419

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

80	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.68		$8.73	$8.55	$8.52	$7.48	$6.56

Net investment income (loss) (a)	0.02		0.13	0.05	0.06	0.03	0.10
Net realized and unrealized gain (loss) on investments	0.42		2.00	0.76	0.10 (b)	1.07	0.96

Total from investment operations	0.44		2.13	0.81	0.16	1.10	1.06

Less dividends and distributions:
From net investment income	—		(0.11)	(0.05)	(0.07)	(0.06)	(0.10)
From net realized gain on investments	(0.35)		(0.07)	(0.58)	(0.06)	—	(0.04)

Total dividends and distributions	(0.35)		(0.18)	(0.63)	(0.13)	(0.06)	(0.14)

Net asset value at end of period	$10.77		$10.68	$8.73	$8.55	$8.52	$7.48

Total investment return (c)	4.04	%(d)	24.85%	10.19%	2.00%	14.78%	16.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	1.42%	0.56%	0.68%	0.39%	1.49%
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement) (e)	1.11	%††	1.17%	1.20%	1.26%	1.64%	1.94%
Portfolio turnover rate	24%		63%	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$14		$3	$3,767	$3,020	$2,729	$2,149

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	81

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of each Predecessor Fund with and into its corresponding Retirement Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but have not commenced operations as of the date of this report. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of each Retirement Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

82	MainStay Retirement Funds

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for each Retirement Fund’s assets or liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and ETFs are generally valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

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Notes to Financial Statements (Unaudited) (continued)

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements to earn income. The Retirement Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the seller secured by the securities transferred to the respective Retirement Fund.

When the Retirement Funds invest in repurchase agreements, the Retirement Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Retirement Funds.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$29,199
MainStay Retirement 2020 Fund	63,739
MainStay Retirement 2030 Fund	76,961
MainStay Retirement 2040 Fund	53,057
MainStay Retirement 2050 Fund	31,941

84	MainStay Retirement Funds

For the six-month period ended April 30, 2014, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$94,764
MainStay Retirement 2020 Fund	107,886
MainStay Retirement 2030 Fund	137,713
MainStay Retirement 2040 Fund	139,613
MainStay Retirement 2050 Fund	127,758

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by each Retirement Fund for the six-month period ended April 30, 2014, were as follows:

MainStay Retirement 2010 Fund
Class R2	$1,204
Class R3	6

MainStay Retirement 2020 Fund
Class R2	$2,198
Class R3	48

MainStay Retirement 2030 Fund
Class R2	$3,149
Class R3	68

MainStay Retirement 2040 Fund
Class R2	$3,358
Class R3	17

MainStay Retirement 2050 Fund
Class R2	$2,558
Class R3	4

(C)  Sales Charges.  The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2014, were as follows:

MainStay Retirement 2010 Fund
Investor Class	$1,240
Class A	648

MainStay Retirement 2020 Fund
Investor Class	$6,315
Class A	5,325

MainStay Retirement 2030 Fund
Investor Class	$11,494
Class A	4,327

MainStay Retirement 2040 Fund
Investor Class	$10,907
Class A	5,093

MainStay Retirement 2050 Fund
Investor Class	$7,080
Class A	1,178

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement

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Notes to Financial Statements (Unaudited) (continued)

between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the six-month period ended April 30, 2014, were as follows:

MainStay Retirement 2010 Fund
Investor Class	$2,374
Class A	17,024
Class I	20,605
Class R2	1,657
Class R3	8

MainStay Retirement 2020 Fund
Investor Class	$7,755
Class A	19,623
Class I	30,232
Class R2	1,873
Class R3	41

MainStay Retirement 2030 Fund
Investor Class	$11,367
Class A	19,951
Class I	54,655
Class R2	3,357
Class R3	73

MainStay Retirement 2040 Fund
Investor Class	$11,531
Class A	17,058
Class I	57,333
Class R2	5,398
Class R3	28

MainStay Retirement 2050 Fund
Investor Class	$8,084
Class A	7,413
Class I	56,347
Class R2	5,912
Class R3	8

(E)  Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	3.05%
MainStay Cornerstone Growth Fund Class I	0.12
MainStay Epoch International Small Cap Fund Class I	0.61
MainStay Epoch U.S. All Cap Fund Class I	0.49
MainStay Floating Rate Fund Class I	0.14
MainStay High Yield Corporate Bond Fund Class I	0.03
MainStay High Yield Municipal Bond Fund Class I	0.02
MainStay ICAP Equity Fund Class I	0.18
MainStay ICAP International Fund Class I	0.15
MainStay Indexed Bond Fund Class I	4.02
MainStay International Equity Fund Class I	0.55
MainStay Large Cap Growth Fund Class I	0.02
MainStay MAP Fund Class I	0.22
MainStay S&P 500 Index Fund Class I	0.30
MainStay Short Duration High Yield Fund Class I	0.95
MainStay Total Return Bond Fund Class I	1.91

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	8.76%
MainStay Cornerstone Growth Fund Class I	0.37
MainStay Epoch International Small Cap Fund Class I	2.14
MainStay Epoch U.S. All Cap Fund Class I	1.64
MainStay Floating Rate Fund Class I	0.27
MainStay High Yield Corporate Bond Fund Class I	0.01
MainStay High Yield Municipal Bond Fund Class I	0.04
MainStay ICAP Equity Fund Class I	0.55
MainStay ICAP International Fund Class I	0.53
MainStay Indexed Bond Fund Class I	3.34
MainStay International Equity Fund Class I	1.96
MainStay Large Cap Growth Fund Class I	0.09
MainStay MAP Fund Class I	0.74
MainStay S&P 500 Index Fund Class I	0.84
MainStay Short Duration High Yield Fund Class I	2.18
MainStay Total Return Bond Fund Class I	3.90

86	MainStay Retirement Funds

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	14.30%
MainStay Cornerstone Growth Fund Class I	0.67
MainStay Epoch International Small Cap Fund Class I	3.44
MainStay Epoch U.S. All Cap Fund Class I	2.45
MainStay Floating Rate Fund Class I	0.42
MainStay High Yield Corporate Bond Fund Class I	0.01
MainStay High Yield Municipal Bond Fund Class I	0.05
MainStay ICAP Equity Fund Class I	0.84
MainStay ICAP International Fund Class I	0.85
MainStay International Equity Fund Class I	3.16
MainStay Large Cap Growth Fund Class I	0.12
MainStay MAP Fund Class I	1.08
MainStay S&P 500 Index Fund Class I	1.19
MainStay Short Duration High Yield Fund Class I	2.56
MainStay Total Return Bond Fund Class I	2.74

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	12.68%
MainStay Cornerstone Growth Fund Class I	0.81
MainStay Epoch International Small Cap Fund Class I	2.78
MainStay Epoch U.S. All Cap Fund Class I	2.09
MainStay Floating Rate Fund Class I	0.24
MainStay High Yield Municipal Bond Fund Class I	0.04
MainStay ICAP Equity Fund Class I	0.55
MainStay ICAP International Fund Class I	0.68
MainStay International Equity Fund Class I	2.56
MainStay Large Cap Growth Fund Class I	0.08
MainStay MAP Fund Class I	0.68
MainStay S&P 500 Index Fund Class I	0.92
MainStay Short Duration High Yield Fund Class I	1.06
MainStay Total Return Bond Fund Class I	0.65

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	10.58%
MainStay Cornerstone Growth Fund Class I	1.00
MainStay Epoch International Small Cap Fund Class I	1.82
MainStay Epoch U.S. All Cap Fund Class I	1.51
MainStay Floating Rate Fund Class I	0.09
MainStay High Yield Municipal Bond Fund Class I	0.02
MainStay ICAP Equity Fund Class I	0.31
MainStay ICAP International Fund Class I	0.45
MainStay International Equity Fund Class I	1.67
MainStay Large Cap Growth Fund Class I	0.04
MainStay MAP Fund Cass I	0.39
MainStay S&P 500 Index Fund Class I	0.33
MainStay Short Duration High Yield Fund Class I	0.41
MainStay Total Return Bond Fund Class I	0.17

As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$408,059	1.4%
Class R3	10,236	100.0

MainStay Retirement 2020 Fund
Class I	$3,683,350	4.9%
Class R3	10,104	13.8

MainStay Retirement 2030 Fund
Class I	$6,211,906	5.7%
Class R3	10,094	6.6

MainStay Retirement 2040 Fund
Class I	$4,740,375	6.3%
Class R3	10,074	33.0

MainStay Retirement 2050 Fund
Class I	$3,571,797	6.8%
Class R3	10,065	71.6

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

	2013
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long- Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,654,441	$970,462	$2,624,903
MainStay Retirement 2020 Fund	2,516,880	1,581,688	4,098,568
MainStay Retirement 2030 Fund	2,415,238	1,695,766	4,111,004
MainStay Retirement 2040 Fund	1,388,235	936,547	2,324,782
MainStay Retirement 2050 Fund	788,157	362,618	1,150,775

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain cash transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

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Notes to Financial Statements (Unaudited) (continued)

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$18,031	$19,826
MainStay Retirement 2020 Fund	46,336	36,153
MainStay Retirement 2030 Fund	53,194	41,522
MainStay Retirement 2040 Fund	43,249	34,105
MainStay Retirement 2050 Fund	23,773	15,595

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	20,162	$211,032
Shares issued to shareholders in reinvestment of dividends and distributions	8,177	83,726
Shares redeemed	(15,453)	(161,029)

Net increase (decrease) in shares outstanding before conversion	12,886	133,729
Shares converted from Investor Class (See Note 1)	(1,028)	(10,643)

Net increase (decrease)	11,858	$123,086

Year ended October 31, 2013:
Shares sold	44,629	$456,284
Shares issued to shareholders in reinvestment of dividends and distributions	5,331	52,137
Shares redeemed	(25,291)	(259,636)

Net increase (decrease) in shares outstanding before conversion	24,669	248,785
Shares converted into Investor Class (See Note 1)	1,018	10,737
Shares converted from Investor Class (See Note 1)	(6,422)	(66,180)

Net increase (decrease)	19,265	$193,342

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	160,049	$1,665,211
Shares issued to shareholders in reinvestment of dividends and distributions	158,058	1,613,768
Shares redeemed	(156,164)	(1,639,476)

Net increase (decrease) in shares outstanding before conversion	161,943	1,639,503
Shares converted into Class A (See Note 1)	1,031	10,643

Net increase (decrease)	162,974	$1,650,146

Year ended October 31, 2013:
Shares sold	1,921,192	$19,992,974
Shares issued to shareholders in reinvestment of dividends and distributions	33,227	323,970
Shares redeemed	(240,896)	(2,485,416)

Net increase (decrease) in shares outstanding before conversion	1,713,523	17,831,528
Shares converted into Class A (See Note 1)	6,440	66,180
Shares converted from Class A (See Note 1)	(1,021)	(10,737)

Net increase (decrease)	1,718,942	$17,886,971

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	236,187	$2,468,131
Shares issued to shareholders in reinvestment of dividends and distributions	196,833	2,021,480
Shares redeemed	(525,015)	(5,562,723)

Net increase (decrease)	(91,995)	$(1,073,112)

Year ended October 31, 2013:
Shares sold	1,466,214	$15,233,348
Shares issued to shareholders in reinvestment of dividends and distributions	139,078	1,364,360
Shares redeemed	(1,577,701)	(16,182,004)

Net increase (decrease)	27,591	$415,704

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	67,545	$699,764
Shares issued to shareholders in reinvestment of dividends and distributions	15,784	161,312
Shares redeemed	(56,293)	(576,338)

Net increase (decrease)	27,036	$284,738

Year ended October 31, 2013:
Shares sold	302,735	$3,095,996
Shares issued to shareholders in reinvestment of dividends and distributions	85,920	839,433
Shares redeemed	(1,767,783)	(18,452,647)

Net increase (decrease)	(1,379,128)	$(14,517,218)

88	MainStay Retirement Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,090	$11,298
Shares issued to shareholders in reinvestment of dividends and distributions	63	655
Shares redeemed	(1,371)	(14,147)

Net increase (decrease)	(218)	$(2,194)

Year ended October 31, 2013:
Shares sold	2,410	$24,253
Shares issued to shareholders in reinvestment of dividends and distributions	4,305	42,057
Shares redeemed	(91,400)	(926,004)

Net increase (decrease)	(84,685)	$(859,694)

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	105,782	$1,123,269
Shares issued to shareholders in reinvestment of dividends and distributions	25,356	266,234
Shares redeemed	(41,008)	(434,571)

Net increase (decrease) in shares outstanding before conversion	90,130	954,932
Shares converted from Investor Class (See Note 1)	(13,410)	(143,132)

Net increase (decrease)	76,720	$811,800

Year ended October 31, 2013:
Shares sold	200,855	$2,008,185
Shares issued to shareholders in reinvestment of dividends and distributions	19,392	183,062
Shares redeemed	(71,791)	(715,589)

Net increase (decrease) in shares outstanding before conversion	148,456	1,475,658
Shares converted into Investor Class (See Note 1)	1,679	17,095
Shares converted from Investor Class (See Note 1)	(17,094)	(172,392)

Net increase (decrease)	133,041	$1,320,361

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	406,967	$4,298,905
Shares issued to shareholders in reinvestment of dividends and distributions	199,930	2,095,270
Shares redeemed	(196,784)	(2,088,624)

Net increase (decrease) in shares outstanding before conversion	410,113	4,305,551
Shares converted into Class A (See Note 1)	13,435	143,132

Net increase (decrease)	423,548	$4,448,683

Year ended October 31, 2013:
Shares sold	3,228,206	$33,006,648
Shares issued to shareholders in reinvestment of dividends and distributions	62,546	589,177
Shares redeemed	(382,409)	(3,874,594)

Net increase (decrease) in shares outstanding before conversion	2,908,343	29,721,231
Shares converted into Class A (See Note 1)	17,128	172,392
Shares converted from Class A (See Note 1)	(1,683)	(17,095)

Net increase (decrease)	2,923,788	$29,876,528

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	821,321	$8,726,825
Shares issued to shareholders in reinvestment of dividends and distributions	319,473	3,364,059
Shares redeemed	(362,832)	(3,848,647)

Net increase (decrease)	777,962	$8,242,237

Year ended October 31, 2013:
Shares sold	2,593,910	$26,453,445
Shares issued to shareholders in reinvestment of dividends and distributions	220,547	2,086,377
Shares redeemed	(1,867,264)	(18,412,262)

Net increase (decrease)	947,193	$10,127,560

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	142,619	$1,514,586
Shares issued to shareholders in reinvestment of dividends and distributions	18,147	190,361
Shares redeemed	(61,183)	(642,536)

Net increase (decrease)	99,583	$1,062,411

Year ended October 31, 2013:
Shares sold	448,892	$4,494,915
Shares issued to shareholders in reinvestment of dividends and distributions	121,352	1,144,358
Shares redeemed	(2,820,075)	(28,828,595)

Net increase (decrease)	(2,249,831)	$(23,189,322)

mainstayinvestments.com	89

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,983	$21,053
Shares issued to shareholders in reinvestment of dividends and distributions	367	3,892
Shares redeemed	(6,980)	(73,242)

Net increase (decrease)	(4,630)	$(48,297)

Year ended October 31, 2013:
Shares sold	17,392	$172,561
Shares issued to shareholders in reinvestment of dividends and distributions	9,561	90,065
Shares redeemed	(232,108)	(2,294,898)

Net increase (decrease)	(205,155)	$(2,032,272)

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	161,736	$1,714,375
Shares issued to shareholders in reinvestment of dividends and distributions	30,238	318,710
Shares redeemed	(58,608)	(621,078)

Net increase (decrease) in shares outstanding before conversion	133,366	1,412,007
Shares converted from Investor Class (See Note 1)	(4,096)	(44,046)

Net increase (decrease)	129,270	$1,367,961

Year ended October 31, 2013:
Shares sold	258,157	$2,515,126
Shares issued to shareholders in reinvestment of dividends and distributions	18,571	168,070
Shares redeemed	(80,714)	(793,725)

Net increase (decrease) in shares outstanding before conversion	196,014	1,889,471
Shares converted into Investor Class (See Note 1)	7,022	69,848
Shares converted from Investor Class (See Note 1)	(30,769)	(301,782)

Net increase (decrease)	172,267	$1,657,537

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	375,445	$3,983,449
Shares issued to shareholders in reinvestment of dividends and distributions	156,537	1,648,340
Shares redeemed	(167,251)	(1,765,417)

Net increase (decrease) in shares outstanding before conversion	364,731	3,866,372
Shares converted into Class A (See Note 1)	4,102	44,046

Net increase (decrease)	368,833	$3,910,418

Year ended October 31, 2013:
Shares sold	2,268,947	$22,656,986
Shares issued to shareholders in reinvestment of dividends and distributions	48,519	438,130
Shares redeemed	(237,355)	(2,316,469)

Net increase (decrease) in shares outstanding before conversion	2,080,111	20,778,647
Shares converted into Class A (See Note 1)	30,823	301,782
Shares converted from Class A (See Note 1)	(7,033)	(69,848)

Net increase (decrease)	2,103,901	$21,010,581

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,017,932	$10,834,780
Shares issued to shareholders in reinvestment of dividends and distributions	438,604	4,649,198
Shares redeemed	(462,905)	(4,953,433)

Net increase (decrease)	993,631	$10,530,545

Year ended October 31, 2013:
Shares sold	2,966,530	$29,638,805
Shares issued to shareholders in reinvestment of dividends and distributions	290,574	2,644,223
Shares redeemed	(2,872,135)	(27,242,760)

Net increase (decrease)	384,969	$5,040,268

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	160,497	$1,701,654
Shares issued to shareholders in reinvestment of dividends and distributions	25,142	264,498
Shares redeemed	(40,252)	(424,846)

Net increase (decrease)	145,387	$1,541,306

Year ended October 31, 2013:
Shares sold	417,493	$4,042,544
Shares issued to shareholders in reinvestment of dividends and distributions	70,941	640,601
Shares redeemed	(1,948,167)	(19,416,404)

Net increase (decrease)	(1,459,733)	$(14,733,259)

90	MainStay Retirement Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,334	$24,870
Shares issued to shareholders in reinvestment of dividends and distributions	375	3,993
Shares redeemed	(118)	(1,232)

Net increase (decrease)	2,591	$27,631

Year ended October 31, 2013:
Shares sold	39,727	$380,323
Shares issued to shareholders in reinvestment of dividends and distributions	23,939	216,646
Shares redeemed	(774,628)	(7,513,531)

Net increase (decrease)	(710,962)	$(6,916,562)

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	150,160	$1,620,205
Shares issued to shareholders in reinvestment of dividends and distributions	23,452	252,579
Shares redeemed	(39,094)	(420,187)

Net increase (decrease) in shares outstanding before conversion	134,518	1,452,597
Shares converted from Investor Class (See Note 1)	(11,759)	(128,182)

Net increase (decrease)	122,759	$1,324,415

Year ended October 31, 2013:
Shares sold	229,040	$2,223,113
Shares issued to shareholders in reinvestment of dividends and distributions	12,220	109,608
Shares redeemed	(38,473)	(375,340)

Net increase (decrease) in shares outstanding before conversion	202,787	1,957,381
Shares converted into Investor Class (See Note 1)	2,246	22,216
Shares converted from Investor Class (See Note 1)	(26,841)	(264,667)

Net increase (decrease)	178,192	$1,714,930

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	257,352	$2,760,881
Shares issued to shareholders in reinvestment of dividends and distributions	74,781	802,404
Shares redeemed	(91,212)	(977,788)

Net increase (decrease) in shares outstanding before conversion	240,921	2,585,497
Shares converted into Class A (See Note 1)	11,802	128,182

Net increase (decrease)	252,723	$2,713,679

Year ended October 31, 2013:
Shares sold	1,263,786	$12,602,575
Shares issued to shareholders in reinvestment of dividends and distributions	22,301	199,142
Shares redeemed	(162,029)	(1,615,650)

Net increase (decrease) in shares outstanding before conversion	1,124,058	11,186,067
Shares converted into Class A (See Note 1)	26,951	264,667
Shares converted from Class A (See Note 1)	(2,255)	(22,216)

Net increase (decrease)	1,148,754	$11,428,518

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	647,862	$7,011,322
Shares issued to shareholders in reinvestment of dividends and distributions	265,229	2,869,778
Shares redeemed	(312,504)	(3,395,214)

Net increase (decrease)	600,587	$6,485,886

Year ended October 31, 2013:
Shares sold	1,864,018	$18,569,678
Shares issued to shareholders in reinvestment of dividends and distributions	169,387	1,524,486
Shares redeemed	(1,235,015)	(11,805,075)

Net increase (decrease)	798,390	$8,289,089

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	70,483	$759,332
Shares issued to shareholders in reinvestment of dividends and distributions	23,308	250,800
Shares redeemed	(16,213)	(173,673)

Net increase (decrease)	77,578	$836,459

Year ended October 31, 2013:
Shares sold	335,117	$3,250,745
Shares issued to shareholders in reinvestment of dividends and distributions	37,720	337,978
Shares redeemed	(1,066,736)	(10,663,690)

Net increase (decrease)	(693,899)	$(7,074,967)

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Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,215	$13,136
Shares issued to shareholders in reinvestment of dividends and distributions	84	907
Shares redeemed	(1,741)	(18,869)

Net increase (decrease)	(442)	$(4,826)

Year ended October 31, 2013:
Shares sold	44,761	$418,906
Shares issued to shareholders in reinvestment of dividends and distributions	17,159	153,406
Shares redeemed	(687,052)	(6,662,180)

Net increase (decrease)	(625,132)	$(6,089,868)

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	90,013	$962,453
Shares issued to shareholders in reinvestment of dividends and distributions	14,175	151,252
Shares redeemed	(18,378)	(196,611)

Net increase (decrease) in shares outstanding before conversion	85,810	917,094
Shares converted from Investor Class (See Note 1)	(2,370)	(25,977)

Net increase (decrease)	83,440	$891,117

Year ended October 31, 2013:
Shares sold	129,905	$1,255,773
Shares issued to shareholders in reinvestment of dividends and distributions	4,927	43,552
Shares redeemed	(44,156)	(429,044)

Net increase (decrease) in shares outstanding before conversion	90,676	870,281
Shares converted from Investor Class (See Note 1)	(315)	(2,998)

Net increase (decrease)	90,361	$867,283

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	139,397	$1,497,626
Shares issued to shareholders in reinvestment of dividends and distributions	26,182	279,621
Shares redeemed	(36,264)	(387,051)

Net increase (decrease) in shares outstanding before conversion	129,315	1,390,196
Shares converted into Class A (See Note 1)	2,368	25,977

Net increase (decrease)	131,683	$1,416,173

Year ended October 31, 2013:
Shares sold	350,574	$3,461,075
Shares issued to shareholders in reinvestment of dividends and distributions	6,751	59,751
Shares redeemed	(80,800)	(789,015)

Net increase (decrease) in shares outstanding before conversion	276,525	2,731,811
Shares converted into Class A (See Note 1)	315	2,998

Net increase (decrease)	276,840	$2,734,809

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	644,249	$6,916,201
Shares issued to shareholders in reinvestment of dividends and distributions	206,588	2,216,693
Shares redeemed	(198,047)	(2,135,677)

Net increase (decrease)	652,790	$6,997,217

Year ended October 31, 2013:
Shares sold	1,203,773	$11,791,067
Shares issued to shareholders in reinvestment of dividends and distributions	97,940	870,682
Shares redeemed	(850,561)	(8,204,844)

Net increase (decrease)	451,152	$4,456,905

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	63,577	$681,446
Shares issued to shareholders in reinvestment of dividends and distributions	20,386	218,129
Shares redeemed	(19,954)	(212,828)

Net increase (decrease)	64,009	$686,747

Year ended October 31, 2013:
Shares sold	218,196	$2,111,154
Shares issued to shareholders in reinvestment of dividends and distributions	11,028	97,710
Shares redeemed	(246,099)	(2,419,753)

Net increase (decrease)	(16,875)	$(210,889)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,051	$11,250
Shares issued to shareholders in reinvestment of dividends and distributions	10	107
Shares redeemed	(52)	(536)

Net increase (decrease)	1,009	$10,821

Year ended October 31, 2013:
Shares sold	30,242	$280,895
Shares issued to shareholders in reinvestment of dividends and distributions	8,952	79,048
Shares redeemed	(470,294)	(4,521,457)

Net increase (decrease)	(431,100)	$(4,161,514)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Retirement Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds, and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Retirement Funds; (iv) the extent to which economies of scale may be realized as the Retirement Funds grow, and the extent to which economies of scale may benefit Retirement Fund investors; and (v) the reasonableness of the Retirement Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds, and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Retirement Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Retirement Funds under the terms of the Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Retirement Funds’ Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Retirement Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Retirement Funds, and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Retirement

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Board Consideration and Approval of Management Agreements (Unaudited) (continued)

Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Retirement Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered detailed investment reports on the Retirement Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Retirement Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance, and the Retirement Funds’ investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds.

In considering the Retirement Funds’ investment performance, the Board focused principally on the Retirement Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance, as well as discussions between the Retirement Funds’ portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Retirement Fund investment performance, and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The

Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board also noted that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering

94	MainStay Retirement Funds

the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Retirement Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board considered whether the Retirement Funds’ expense structure permits economies of scale to be shared with Retirement Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Retirement Funds’ relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that the Retirement Funds would need to achieve more meaningful asset growth in order to take advantage of economies of scale. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Retirement Funds’ net management fees and expenses.

The Board noted that, outside of the Retirement Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds.

The Board considered that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Retirement Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

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Board Consideration and Approval of Management Agreements (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

96	MainStay Retirement Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

97	MainStay Retirement Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34098 MS164-14	MSRF10-06/14 NL0C1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (5/3/04)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.59 1.45%	–0.59 2.48%	6.79 7.44%	3.61 3.92%	1.05 1.05%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.60 1.44	–0.58 2.49	6.86 7.52	3.66 3.98	1.00 1.00
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	–1.92 1.08	–1.25 1.72	6.66 6.66	3.16 3.16	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.08 1.08	0.62 1.61	6.64 6.64	3.15 3.15	1.80 1.80
Class I Shares	No Sales Charge		1.57	2.75	7.78	4.25	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Credit Suisse Leveraged Loan Index[4]	2.56%	4.50%	10.57%	4.99%
S&P/LSTA Leveraged Loan Index[5]	2.29	3.84	10.69	5.19
Average Lipper Loan Participation Fund[6]	1.85	3.38	9.29	3.90

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The S&P/LSTA Leveraged Loan Index is a board index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the S&P/Leveraged Loan Index as a secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,014.50	$5.14	$1,019.70	$5.16

Class A Shares	$1,000.00	$1,014.40	$5.19	$1,019.60	$5.21

Class B Shares	$1,000.00	$1,010.80	$8.87	$1,016.00	$8.90

Class C Shares	$1,000.00	$1,010.80	$8.87	$1,016.00	$8.90

Class I Shares	$1,000.00	$1,015.70	$4.00	$1,020.80	$4.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.03% for Investor Class, 1.04% for Class A, 1.78% for Class B and Class C and 0.80% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investments) (Unaudited)

1.	Asurion LLC, 5.00%–8.50%, due 5/24/19–3/3/21

2.	First Data Corp., 4.152%–6.75%, due 3/23/18–3/24/21

3.	Tribune Co., 4.00%, due 12/27/20

4.	Sedgwick CMS Holdings, Inc., 3.75%–6.75%, due 3/1/21–2/28/22

5.	Reynolds Group, 4.00%–9.875%, due 12/1/18–8/15/19
6.	Axalta Coating Systems US Holdings, Inc., 4.00%, due 2/1/20

7.	Univision Communications, Inc., 4.00%, due 3/1/20–3/2/20

8.	Community Health Systems, Inc., 3.469%–4.25%, due 1/25/17–1/27/21

9.	Rexnord LLC, 4.00%, due 8/21/20

10.	MainStay High Yield Corporate Bond Fund Class I

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Floating Rate Fund returned 1.45% for Investor Class shares, 1.44% for Class A shares and 1.08% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 1.57%. All share classes underperformed the 2.56% return of the Credit Suisse Leveraged Loan Index,1 the 2.29% return of the S&P/LSTA Leveraged Loan Index1 and the 1.85% return of the average Lipper2 loan participation fund for the six months ended April 30, 2014. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities-market index, and the S&P/LSTA Leveraged Loan Index is a secondary benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the S&P/LSTA Leveraged Loan Index was added as a secondary benchmark of the Fund.

As of May 1, 2014, the Fund’s portfolio managers transitioned from an unincorporated division within New York Life Investments3 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated February 28, 2014.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance resulted largely from an overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated BB4 and an underweight position relative to the Index in unrated credits, distressed credits, and loans rated CCC5 and lower. Riskier assets (those rated CCC and lower and distressed credits) outperformed less-risky credits (loans rated BB and above) during the reporting period. The Fund’s cash position was also a drag on relative performance. The Fund did rebalance its credit-quality exposures during the reporting period, reducing its allocation to credits rated BB in favor of credits rated B.6 The Fund also modestly increased its exposure to credits rated CCC but remained underweight relative to the Credit Suisse Leveraged Loan Index.

What was the Fund’s duration7 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,8 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at April 30, 2014, was 50 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which market segments made the strongest positive contributions to the Fund’s performance and which market segments were particularly weak?

Sector allocation and the Fund’s credit biases detracted from the Fund’s performance relative to the Credit Suisse Leveraged Loan Index. The Fund’s cash position also detracted. Security selection, on the other hand, contributed positively to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.)

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

mainstayinvestments.com	9

Did the Fund make any significant adjustments from a sector positioning perspective during the reporting period?

As previously noted, the Fund reduced its allocation to credits rated BB in favor of credits rated B. The Fund also modestly increased its exposure to credits rated CCC but remained underweight relative to the Credit Suisse Leveraged Loan Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was slightly overweight relative to the Credit Suisse Leveraged Loan Index in credits rated B and had a neutral position in relation to the Index in credits rated BB. As of the same date, the Fund was underweight in distressed credits, unrated credits, and loans rated CCC or lower.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.1%† Corporate Bonds 1.6%
Broadcasting & Entertainment 0.3%
Sinclair Television Group, Inc. 8.375%, due 10/15/18	$5,000,000	$5,350,002

Buildings & Real Estate 0.2%
Building Materials Corporation of America 6.875%, due 8/15/18 (a)	2,400,000	2,505,000
CBRE Services, Inc. 6.625%, due 10/15/20	800,000	850,000

		3,355,000

Chemicals, Plastics & Rubber 0.2%
Ineos Finance PLC 8.375%, due 2/15/19 (a)	2,000,000	2,202,500
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	500,000	531,250

		2,733,750

Containers, Packaging & Glass 0.3%
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,539,000
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	1,100,000	1,221,000
Sealed Air Corp. 6.50%, due 12/1/20 (a)	1,764,000	1,949,220
Signode Industrial Group US, Inc. 6.375%, due 5/1/22 (a)	830,000	838,300

		5,547,520

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,861,250

Mining, Steel, Iron & Non-Precious Metals 0.1%
FMG Resources August 2006 Pty, Ltd. 6.00%, due 4/1/17 (a)	2,000,000	2,105,000

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	4,235,000	4,520,862
Sungard Availability Services Capital, Inc. 8.75%, due 4/1/22 (a)	1,500,000	1,447,500

		5,968,362

	Principal Amount	Value

Telecommunications 0.0%‡
T-Mobile USA, Inc. 6.25%, due 4/1/21	$600,000	$639,000

Total Corporate Bonds (Cost $27,233,617)		28,559,884

Floating Rate Loans 89.3% (b)
Aerospace & Defense 3.3%
Aeroflex, Inc. New Term Loan B 4.50%, due 11/11/19	7,047,548	7,060,761
American Airlines, Inc. Exit Term Loan 3.75%, due 6/27/19	9,288,034	9,257,077
Booz Allen Hamilton, Inc. New Term Loan 5.25%, due 7/31/19	12,355,840	12,349,662
Delta Air Lines, Inc. 2018 Term Loan B1 3.50%, due 10/18/18	3,366,042	3,349,212
DigitalGlobe, Inc. New Term Loan B 3.75%, due 1/31/20	1,188,000	1,186,812
SI Organization, Inc. (The) Term Loan B 5.50%, due 11/22/16	7,324,592	7,184,202
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	8,220,209	8,172,687
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	8,455,556	8,376,285

		56,936,698

Automobile 4.0%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	6,106,672	6,121,939
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	5,415,386	5,391,017
ASP HHI Acquisition Co., Inc. Additional Term Loan 5.00%, due 10/5/18	4,012,881	4,012,881
Capital Automotive, L.P. New Term Loan B 4.00%, due 4/10/19	8,057,605	8,042,497
New 2nd Lien Term Loan 6.00%, due 4/30/20	1,666,667	1,697,221

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Automobile (continued)
Chrysler Group LLC 2018 Term Loan B 3.25%, due 12/31/18	$3,000,000	$2,972,250
New Term Loan B 3.50%, due 5/24/17	6,797,738	6,782,872
Federal-Mogul Corp. New Term Loan C 4.75%, due 4/15/21	5,000,000	4,956,250
Gates Investments, Inc. Term Loan B2 3.75%, due 9/29/16	5,266,575	5,261,640
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	9,000,000	9,003,753
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	4,992,833	4,967,869
Metaldyne Co. LLC USD Term Loan 4.25%, due 12/18/18	6,081,131	6,082,651
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	5,280,167	5,253,766

		70,546,606

Beverage, Food & Tobacco 1.7%
AdvancePierre Foods, Inc. Term Loan 5.75%, due 7/10/17	4,949,875	4,943,687
American Seafoods Group LLC New Term Loan B 4.502%, due 3/18/18 (c)	2,371,877	2,348,158
HJ Heinz Co. Term Loan B2 3.50%, due 6/5/20	9,900,188	9,908,850
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	8,031,010	8,031,010
Pinnacle Foods Finance LLC Term Loan G 3.25%, due 4/29/20	4,752,000	4,707,027

		29,938,732

Broadcasting & Entertainment 4.5%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	6,095,702	6,065,985
Charter Communications Operating LLC Term Loan E 3.00%, due 7/1/20	3,573,000	3,513,263

	Principal Amount	Value

Broadcasting & Entertainment (continued)
Clear Channel Communications, Inc.
Term Loan B 3.80%, due 1/29/16	$7,550,000	$7,477,648
Term Loan D 6.90%, due 1/30/19	6,500,000	6,443,125
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	8,587,170	8,563,023
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	4,453,739	4,459,306
IMG Worldwide, Inc.
1st Lien Term Loan 5.25%, due 3/31/21	4,037,500	4,024,378
2nd Lien Term Loan 8.25%, due 3/31/22	2,800,000	2,814,876
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,296,278	1,290,856
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,469,999	1,463,850
TWCC Holding Corp. REFI Term Loan B 3.50%, due 2/13/17	3,733,718	3,680,046
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/2/20	3,564,000	3,540,453
Term Loan C4 4.00%, due 3/1/20	12,103,002	12,029,524
WideOpenWest Finance LLC
New Term Loan B1 3.75%, due 7/17/17	2,487,500	2,481,799
Term Loan B 4.75%, due 4/1/19	11,810,712	11,816,252

		79,664,384

Buildings & Real Estate 2.4%
Armstrong World Industries, Inc. New Term Loan B 3.50%, due 3/16/20	1,742,901	1,741,158
Continental Building Products LLC 1st Lien Term Loan 4.75%, due 8/28/20	5,762,708	5,759,107
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	4,145,833	4,147,131
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	12,325,733	12,271,808

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Buildings & Real Estate (continued)
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (c)	$5,955,000	$5,920,265
Wilsonart International Holdings LLC Term Loan B 4.00%, due 10/31/19	11,485,131	11,398,992

		41,238,461

Cargo Transport 0.2%
Swift Transportation Co., Inc. New Term Loan B2 4.00%, due 12/21/17	4,377,066	4,380,712

Chemicals, Plastics & Rubber 4.3%
Allnex USA, Inc.
USD Term Loan B2 4.50%, due 10/3/19	1,304,649	1,303,018
2nd Lien Term Loan 8.25%, due 4/3/20	600,000	615,000
Arysta LifeScience Corp.
1st Lien Term Loan 4.50%, due 5/29/20	5,963,952	5,944,074
2nd Lien Term Loan 8.25%, due 11/30/20	1,200,000	1,221,000
♦Axalta Coating Systems US Holdings, Inc. USD Term Loan 4.00%, due 2/1/20	15,749,763	15,688,512
Huntsman International LLC Incremental Term Loan TBD, due 10/15/20 (c)	3,750,000	3,737,813
Ineos US Finance LLC 6 Year Term Loan 3.75%, due 5/4/18	11,748,523	11,626,844
MacDermid, Inc. 1st Lien Term Loan 4.00%, due 6/8/20	5,955,000	5,926,714
Minerals Technology, Inc. Term Loan B 4.00%, due 4/30/21	5,200,000	5,187,000
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	4,975,000	4,968,781
Polymer Group, Inc. 1st Lien Term Loan B 5.25%, due 12/19/19	5,586,000	5,592,982
Univar, Inc. Term Loan B 5.00%, due 6/30/17	13,743,418	13,709,059

		75,520,797

	Principal Amount	Value

Containers, Packaging & Glass 2.9%
Ardagh Holdings USA, Inc.
Incremental Term Loan 4.00%, due 12/17/19	$3,000,000	$2,988,750
USD Term Loan B 4.25%, due 12/17/19	4,488,750	4,488,750
Berlin Packaging LLC
1st Lien Term Loan 4.75%, due 4/2/19	2,736,250	2,737,391
New 2nd Lien Term Loan 8.75%, due 4/2/20	5,000,000	5,062,500
Berry Plastics Corp. Term Loan E 3.75%, due 1/6/21	8,008,108	7,955,559
BWAY Holding Co., Inc. Term Loan B 4.50%, due 8/7/17	4,608,268	4,618,350
Caraustar Industries, Inc. Term Loan 7.50%, due 5/1/19	2,597,809	2,633,529
Industrial Packaging Group Bridge Term Loan TBD, due 3/6/15	1,000,000	998,750
Multi Packaging Solutions, Inc. Term Loan A 4.25%, due 9/30/20	1,000,000	1,000,625
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	14,967,294	14,969,629
Signode Industrial Group US, Inc. USD Term Loan B 4.00%, due 4/30/21	4,000,000	3,981,252

		51,435,085

Diversified/Conglomerate Manufacturing 3.6%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,968,254	1,955,952
New 2nd Lien Term Loan 8.00%, due 8/13/21	871,233	870,688
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	3,200,100	3,188,100
2nd Lien Term Loan 7.75%, due 10/9/21	1,950,000	1,950,000
Capital Safety North America Holdings, Inc.
1st Lien Term Loan 4.00%, due 3/29/21	2,000,000	1,988,500
2nd Lien Term Loan 6.50%, due 3/13/22	1,600,000	1,601,333
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	14,726,000	14,694,207

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	$2,062,500	$2,108,906
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	12,935,000	12,905,896
2nd Lien Term Loan 7.00%, due 3/26/21	1,300,000	1,329,250
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	2,037,028	2,031,936
Terex Corp. New USD Term Loan 3.50%, due 4/28/17	890,690	892,360
TNT Crane & Rigging, Inc. 1st Lien Term Loan 5.50%, due 11/27/20	6,450,500	6,490,816
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	11,679,051	11,667,956

		63,675,900

Diversified/Conglomerate Service 8.2%
Acosta, Inc. New Term Loan B 4.253%, due 3/2/18	7,405,397	7,420,823
Advantage Sales & Marketing, Inc.
New 1st Lien Term Loan 4.25%, due 12/18/17	8,884,314	8,879,872
New 2nd Lien Term Loan 8.25%, due 6/18/18	1,542,857	1,546,714
Applied Systems, Inc.
New 1st Lien Term Loan 4.25%, due 1/25/21	2,992,500	2,986,889
New 2nd Lien Term Loan 7.50%, due 1/24/22	1,400,000	1,411,900
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	3,150,000	3,148,686
Brickman Group, Ltd.
1st Lien Term Loan 4.00%, due 12/18/20	8,113,000	8,084,028
2nd Lien Term Loan 7.50%, due 12/17/21	1,400,000	1,423,800
Brock Holdings III, Inc.
New Term Loan B 6.00%, due 3/16/17	5,038,431	5,044,729
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,361,813

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	$5,461,099	$5,433,793
Ceridian Corp. New Term Loan B 4.402%, due 5/9/17	3,874,575	3,869,732
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	10,222,750	10,175,899
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (c)	2,962,500	2,929,172
2nd Lien Term Loan 8.75%, due 12/21/20 (c)	1,200,000	1,194,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	3,389,957	3,379,363
♦First Data Corp.
Extended 2018 Term Loan B 4.152%, due 3/23/18	5,250,000	5,240,156
2018 Term Loan 4.152%, due 9/24/18	5,100,000	5,090,438
Extended 2021 Term Loan 4.152%, due 3/24/21	4,670,416	4,659,907
Genesys Telecom Holdings U.S., Inc.
New Term Loan B 4.00%, due 2/7/20	3,629,974	3,625,436
Delayed Draw Term Loan 4.50%, due 11/13/20	1,995,000	1,996,247
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	1,990,000	1,990,000
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,379,541	2,384,003
Mitchell International, Inc.
New 1st Lien Term Loan 4.50%, due 10/13/20	5,203,625	5,189,315
New 2nd Lien Term Loan 8.50%, due 10/11/21	1,625,000	1,640,438
MX Holding, Inc. USD Term Loan B 4.50%, due 8/14/20	4,527,250	4,549,886
Sabre, Inc. Term Loan C 4.00%, due 2/19/18	361,650	361,499
ServiceMaster Co.
New Term Loan 4.25%, due 1/31/17	6,036,125	6,022,290
Extended Term Loan 4.41%, due 1/31/17	7,137,246	7,139,480

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Sophia, L.P. 2014 Term Loan B 4.00%, due 7/19/18	$3,021,856	$3,017,323
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/29/19	2,625,000	2,605,313
SunGard Data Systems, Inc.
Term Loan C 3.903%, due 2/28/17	2,364,888	2,364,257
Term Loan E 4.00%, due 3/9/20	6,799,188	6,794,089
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	10,553,288	10,503,159

		143,464,449

Ecological 0.8%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	12,609,281	12,501,572
Multi Packaging Solutions, Inc. 2020 Term Loan B 4.25%, due 9/30/20	1,000,000	1,000,000

		13,501,572

Electronics 4.2%
Blue Coat Systems, Inc.
1st Lien Term Loan 4.00%, due 5/31/19	5,357,754	5,342,688
2nd Lien Term Loan 9.50%, due 6/26/20	4,000,000	4,090,000
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	10,773,000	10,743,374
CDW LLC New Term Loan 3.25%, due 4/29/20	6,959,849	6,875,754
Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	12,437,500	12,382,228
Eagle Parent, Inc. New Term Loan 4.00%, due 5/16/18	8,635,786	8,616,899
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	6,022,783	6,022,783
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	7,946,219	7,853,510

	Principal Amount	Value

Electronics (continued)
Infor (US), Inc.
USD Term Loan B3 3.75%, due 6/3/20	$1,989,934	$1,970,532
USD Term Loan B5 3.75%, due 6/3/20	6,954,909	6,901,502
Sybil Software LLC Term Loan 5.00%, due 3/20/20	2,500,000	2,490,625

		73,289,895

Finance 3.6%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	7,512,438	7,459,228
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	10,223,244	10,227,507
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	8,944,969	8,937,518
Harbourvest Partners LLC New Term Loan 3.25%, due 2/4/21	3,616,658	3,562,408
Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	6,564,148	6,487,564
New Synthetic LC 3.75%, due 3/9/18	5,250,000	5,197,500
Interactive Data Corp. 2014 Term Loan 4.75%, due 4/30/21	4,000,000	3,993,752
Istar Financial, Inc. Term Loan 4.50%, due 10/16/17	8,675,605	8,691,871
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	3,564,000	3,574,026
Safe Guard Products International LLC Term Loan 7.25%, due 12/21/18	5,222,950	5,222,950

		63,354,324

Grocery 0.2%
Roundy’s Supermarkets, Inc. New Term Loan B 5.75%, due 3/3/21	4,000,000	4,005,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare 8.0%
Akorn, Inc. Term Loan B 4.50%, due 4/16/21	$3,000,000	$3,000,000
Biomet, Inc. Term Loan B2 3.66%, due 7/25/17	5,866,592	5,872,876
♦Community Health Systems, Inc.
2017 Term Loan E 3.469%, due 1/25/17	2,115,319	2,114,940
Term Loan D 4.25%, due 1/27/21	13,119,276	13,154,317
DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	10,124,717	10,132,210
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	8,221,258	8,200,705
Generic Drug Holdings, Inc. Term Loan B1 5.00%, due 8/14/20	1,488,750	1,486,268
HCA, Inc.
Term Loan B5 2.90%, due 3/31/17	651,408	650,477
Extended Term Loan B4 2.984%, due 5/1/18	3,787,575	3,782,052
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	4,657,050	4,652,393
Ikaria, Inc.
1st Lien Term Loan 5.00%, due 2/12/21	7,000,000	7,017,500
2nd Lien Term Loan 8.75%, due 2/14/22	1,400,000	1,414,000
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,579,640	1,570,755
Kindred Healthcare, Inc. New Term Loan 4.00%, due 4/9/21	4,200,000	4,158,000
Kinetic Concepts, Inc. USD Term Loan E1 4.00%, due 5/4/18	9,716,143	9,705,736
Millennium Laboratories, Inc. Term Loan B 5.25%, due 4/30/21	4,000,000	3,973,752
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	8,402,301	8,404,048
2nd Lien Term Loan 9.50%, due 12/7/19	4,539,000	4,622,214

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	$7,082,250	$7,084,021
Pharmaceutical Product Development, Inc. New Term Loan B 4.00%, due 12/5/18	6,361,913	6,341,237
PharMEDium Healthcare Corp. 1st Lien Term Loan 4.25%, due 1/28/21	2,100,000	2,082,501
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	10,338,251	10,299,483
RPI Finance Trust Term Loan B2 3.25%, due 5/9/18	9,097,625	9,093,832
Salix Pharmaceuticals, Ltd. Term Loan 4.25%, due 1/2/20	5,398,333	5,415,203
Select Medical Corp. Series E Term Loan B 3.75%, due 6/1/18	2,638,607	2,615,519
Surgical Care Affiliates, Inc. Class C Incremental Term Loan 4.00%, due 6/29/18	2,773,417	2,769,950

		139,613,989

Home and Office Furnishings, Housewares & Durable Consumer Products 1.1%
Jarden Corp. Add-On Term Loan B1 2.90%, due 9/30/20	4,975,000	4,964,637
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	8,770,022	8,771,390
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	4,983,533	4,949,272

		18,685,299

Hotels, Motels, Inns & Gaming 5.3%
Bally Technologies, Inc. Term Loan B 4.25%, due 11/25/20	9,643,846	9,643,730
Caesars Entertainment Operating Co., Inc
Extended Term Loan B5 4.402%, due 1/26/18	3,832,264	3,518,762
Extended Term Loan B6 5.402%, due 1/26/18	3,437,099	3,200,798
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/12/20	7,481,250	7,483,330

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Caesars Growth Properties Holdings LLC Term Loan 6.75%, due 4/30/21	$4,000,000	$3,975,832
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	10,334,883	10,291,817
La Quinta Intermediate Holdings LLC Term Loan B 4.00%, due 4/14/21	7,415,800	7,375,629
Las Vegas Sands LLC New Term Loan B 3.25%, due 12/20/20	7,976,969	7,923,787
MGM Resorts International Term Loan B 3.50%, due 12/20/19	7,476,758	7,425,355
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	5,861,475	5,841,329
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	13,965,000	13,912,631
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	10,374,404	10,351,715
Twin River Management Group, Inc. Term Loan B 5.25%, due 11/9/18	2,420,000	2,395,800

		93,340,515

Insurance 3.0%
♦Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	16,394,044	16,391,765
New 2nd Lien Term Loan 8.50%, due 3/3/21	4,000,000	4,084,168
Hub International, Ltd. Term Loan B 4.25%, due 10/2/20	7,002,741	6,981,733
MPH Acquisition Holdings LLC Term Loan 4.00%, due 3/31/21	7,966,909	7,925,083
♦Sedgwick CMS Holdings, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	12,000,000	11,826,000
2nd Lien Term Loan 6.75%, due 2/28/22	4,800,000	4,736,573

		51,945,322

	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment 2.7%
Activision Blizzard, Inc. Term Loan B 3.25%, due 10/12/20	$3,222,188	$3,214,580
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	3,035,763	3,028,805
CityCenter Holdings LLC Term Loan B 5.00%, due 10/16/20	7,780,500	7,814,539
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	6,949,054	6,787,489
Travelport LLC REFI Term Loan 6.25%, due 6/26/19	11,116,000	11,317,477
US Finco LLC
1st Lien Term Loan 4.00%, due 5/29/20	3,652,400	3,636,421
2nd Lien Term Loan 8.25%, due 11/30/20	2,400,000	2,448,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	8,296,648	8,213,682

		46,460,993

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 3.2%
Alliance Laundry Systems LLC
REFI Term Loan 4.50%, due 12/10/18	5,802,792	5,807,626
2nd Lien Term Loan 9.50%, due 12/10/19	1,534,091	1,544,638
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	8,825,912	8,718,739
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	2,843,937	2,858,156
2nd Lien Term Loan 10.25%, due 3/1/18	1,093,700	1,107,371
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	8,736,948	8,676,882
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	15,189,001	15,128,883
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	12,962,399	12,900,283

		56,742,578

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals 2.0%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19	$3,491,228	$3,502,864
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	5,909,936	5,738,382
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	3,980,000	3,986,965
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,273,865	3,273,865
McJunkin Red Man Corp. New Term Loan 4.75%, due 11/8/19 (c)	4,079,500	4,099,898
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	8,220,280	8,195,619
Peabody Energy Corp. Term Loan B 4.25%, due 9/24/20	3,482,500	3,474,762
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	242,050	240,840
Walter Energy, Inc. Term Loan B 7.25%, due 4/2/18	2,730,633	2,627,666

		35,140,861

Oil & Gas 3.3%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	3,600,000	3,558,499
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	626,303	627,217
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	6,500,000	6,691,750
FTS International, Inc. New Term Loan 5.75%, due 4/30/21	4,000,000	4,012,500
HGIM Corp. Term Loan B 5.50%, due 6/18/20	4,970,013	4,887,177
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (c)	2,475,000	2,180,062
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (c)	4,250,000	4,228,750

	Principal Amount	Value

Oil & Gas (continued)
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	$8,700,000	$8,690,935
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21	7,695,000	7,594,003
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20	652,445	654,076
Term Loan B 4.25%, due 12/16/20	4,690,229	4,701,955
Term Loan M 4.25%, due 12/16/20	243,326	243,934
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	3,491,250	3,498,522
Wildhorse Resources LLC 2nd Lien Term Loan 7.50%, due 12/13/18 (c)	6,375,000	6,446,719

		58,016,099

Personal & Nondurable Consumer Products (Manufacturing Only) 1.3%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	5,970,000	5,927,714
Prestige Brands, Inc. New Term Loan 3.794%, due 1/31/19	228,878	228,592
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	4,524,385	4,515,169
SRAM LLC New Term Loan B 4.009%, due 4/10/20	7,643,410	7,547,868
Sun Products Corp. (The) New Term Loan 5.512%, due 3/23/20	33,995	32,678
Visant Corp. Term Loan B 5.25%, due 12/22/16	4,885,091	4,758,601

		23,010,622

Personal Transportation 0.7%
Orbitz Worldwide, Inc. 2014 Term Loan B 4.50%, due 4/30/21	7,096,500	7,116,463
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	4,950,000	4,914,424

		12,030,887

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Personal, Food & Miscellaneous Services 0.4%
CEC Entertainment Concepts, L.P. Term Loan 4.25%, due 2/12/21	$2,200,000	$2,179,833
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	5,475,459	4,259,452

		6,439,285

Printing & Publishing 2.1%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan 7.00%, due 3/31/20	2,500,000	2,532,500
Checkout Holding Corp.
1st Lien Term Loan 4.50%, due 4/9/21	4,250,000	4,234,062
2nd Lien Term Loan 7.75%, due 4/11/22	2,800,000	2,765,000
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	771,098	566,757
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	2,510,360	2,397,394
McGraw-Hill Global Education Holdings LLC New 1st Lien Term Loan 5.75%, due 3/22/19	1,396,500	1,404,646
Penton Media, Inc. New 2nd Lien Term Loan 9.00%, due 10/1/20	1,400,000	1,407,000
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	1,666,233	1,041,396
SNL Financial LC Term Loan 4.50%, due 10/23/18	2,858,997	2,858,997
♦Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	16,957,500	16,885,431

		36,093,183

Retail Store 4.2%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	1,989,899	1,987,722
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	2,000,000	2,002,500
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50%, due 9/26/19	5,486,250	5,473,297

	Principal Amount	Value

Retail Store (continued)
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	$4,268,544	$4,273,837
J Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	3,491,026	3,470,079
Leonardo Acquisition Corp. Term Loan 4.25%, due 1/31/21	1,200,000	1,198,126
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	5,530,273	5,519,904
Michaels Stores, Inc. New Term Loan 3.75%, due 1/28/20	11,058,597	11,032,930
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	3,790,286	3,783,653
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	10,166,724	10,138,481
Nine West Holdings, Inc. Guarantee Term Loan 6.25%, due 1/8/20	750,000	750,000
Party City Holdings, Inc. Term Loan 4.00%, due 7/27/19	6,649,129	6,617,267
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	6,462,382	6,461,038
Pilot Travel Centers LLC
REFI Term Loan B 3.75%, due 3/30/18	4,005,108	4,013,450
Term Loan B2 4.25%, due 8/7/19	3,930,000	3,936,485
Toys ‘R’ US Property Co. I LLC New Term Loan B 6.00%, due 8/21/19	2,381,267	2,269,347

		72,928,116

Telecommunications 4.2%
Alcatel-Lucent USA, Inc. USD Term Loan C 4.50%, due 1/30/19	7,241,634	7,237,108
Avaya, Inc.
Extended Term Loan B3 4.734%, due 10/26/17	2,991,245	2,883,279
Term Loan B6 6.50%, due 3/30/18	7,914,735	7,870,215
Crown Castle Operating Co. Term Loan B2 3.00%, due 1/31/21	10,033,848	9,961,383

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Telecommunications (continued)
Level 3 Financing, Inc.
New 2019 Term Loan 4.00%, due 8/1/19	$9,800,000	$9,784,693
2020 Term Loan B 4.00%, due 1/15/20	4,000,000	3,992,000
LTS Buyer LLC
1st Lien Term Loan 4.00%, due 4/13/20	5,955,000	5,932,669
2nd Lien Term Loan 8.00%, due 4/12/21	316,250	319,676
Mitel U.S. Holdings, Inc. New Term Loan 5.338%, due 1/31/20	3,890,250	3,914,564
Syniverse Holdings, Inc.
Term Loan 4.00%, due 4/23/19	7,973,959	7,961,503
Term Loan B 4.00%, due 4/23/19	2,908,564	2,904,021
Zayo Group LLC Term Loan B 4.00%, due 7/2/19	10,791,641	10,760,162

		73,521,273

Utilities 3.9%
AES Corp. REFI Term Loan B 3.75%, due 6/1/18	6,473,453	6,469,407
Alinta Energy U.S. Finance LLC Term Loan 6.375%, due 8/13/19	802,866	811,898
Calpine Construction Finance Co., L.P. Original Term Loan B1 3.00%, due 5/3/20	2,977,500	2,896,551
Calpine Corp.
Term Loan B1 4.00%, due 4/2/18	3,911,788	3,911,788
Term Loan B2 4.00%, due 4/2/18	7,804,472	7,804,472
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	12,146,501	12,105,288
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	850,050	853,592
Equipower Resources Holdings LLC
1st Lien Term Loan 4.25%, due 12/21/18	3,171,689	3,169,047
Term Loan C 4.25%, due 12/31/19	5,478,632	5,469,499

	Principal Amount	Value

Utilities (continued)
Essential Power LLC Term Loan B 4.75%, due 8/8/19	$3,498,467	$3,498,467
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	7,266,717	7,259,451
Topaz Power Holdings LLC Term Loan 5.25%, due 2/26/20	8,522,311	8,309,253
TPF II LC LLC Term Loan B 6.50%, due 8/21/19	3,970,000	3,989,850
Viva Alamo LLC Term Loan B 4.75%, due 2/22/21	1,750,000	1,752,187

		68,300,750

Total Floating Rate Loans (Cost $1,565,452,823)		1,563,222,387

Foreign Floating Rate Loans 7.2% (b)
Broadcasting & Entertainment 1.0%
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	7,004,077	6,942,791
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	9,000,000	8,921,250

		15,864,041

Chemicals, Plastics & Rubber 0.2%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,514,491	2,511,348

Containers, Packaging & Glass 0.1%
Rexam PLC USD 2nd Lien Term Loan TBD, due 4/30/22	650,000	648,781

Diversified/Conglomerate Service 0.6%
ION Trading Technologies S.A.R.L.
1st Lien Term Loan 4.50%, due 5/22/20	8,225,223	8,191,812
2nd Lien Term Loan 8.25%, due 5/21/21	2,875,000	2,882,188

		11,074,000

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Electronics 0.4%
Avago Technologies, Ltd. Term Loan B 3.75%, due 4/30/21	$6,000,000	$6,013,128
Shield Finance Co. S.A.R.L. USD Term Loan 5.00%, due 1/27/21	1,400,000	1,403,500

		7,416,628

Healthcare, Education & Childcare 0.9%
JLL / Delta Dutch Newco B.V USD 2021 Term Loan 4.25%, due 3/11/21	4,000,000	3,952,500
Mallinckrodt International Finance S.A. Term Loan B 3.50%, due 3/19/21	1,000,000	990,469
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.75%, due 2/13/19	5,987,329	5,970,223
Series E Term Loan B 3.75%, due 8/5/20	5,254,688	5,248,119

		16,161,311

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	8,525,714	8,483,086

Mining, Steel, Iron & Non-Precious Metals 0.4%
FMG Resources August 2006 Pty, Ltd. New Term Loan B 4.25%, due 6/28/19	7,653,050	7,642,290

Oil & Gas 0.6%
Drillships Financing Holdings, Inc. Term Loan B1 6.00%, due 3/31/21	6,982,412	7,058,786
Pacific Drilling S.A. Term Loan B 4.50%, due 6/4/18	3,087,778	3,083,918

		10,142,704

Printing & Publishing 0.8%
HIBU Connect S.A., Sociedad Unipersonal EUR Fixed Spanish Term Loan 1.50%, due 3/1/19 (d)	71,270	—
Springer Science+Business Media Deutschland GmbH USD Term Loan B2 5.00%, due 8/14/20	13,189,361	13,178,374

	Principal Amount	Value

Printing & Publishing (continued)
YH, Ltd.
USD PIK Term Loan B2 1.00%, due 3/1/24 (d)	$1,118,343	$—
USD Term Loan A2 5.254%, due 3/1/19 (d)	607,795	455,847

		13,634,221

Retail Store 0.2%
Hudson’s Bay Co. 1st Lien Term Loan 4.75%, due 11/4/20	4,008,333	4,032,760

Telecommunications 1.5%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	13,402,081	13,385,328
Numericable Finance & Co. S.C.A USD Term Loan B1 4.50%, due 4/30/20 (c)	2,144,600	2,140,388
USD Term Loan B2 4.50%, due 4/30/20 (c)	1,855,500	1,851,856
Telesat LLC USD Term Loan B2 3.50%, due 3/28/19	10,415,295	10,363,219

		27,740,791

Total Foreign Floating Rate Loans (Cost $125,302,390)		125,351,961

Total Long-Term Bonds (Cost $1,717,988,830)		1,717,134,232

	Shares
Affiliated Investment Company 0.9%
♦MainStay High Yield Corporate Bond Fund Class I	2,467,105	15,098,684

Total Affiliated Investment Company (Cost $15,000,000)		15,098,684

Common Stocks 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (c)(d)	379	96,732

Containers, Packaging & Glass 0.0%‡
Eagle Topco 2013, Ltd. (d)	431,784	—

Total Common Stocks (Cost $531,731)		96,732

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investments 2.6%
Financial Commercial Paper 0.6%
John Deere Ltd. 0.091%, due 5/30/14 (a)(e)	$10,938,000	$10,937,207

Total Financial Commercial Paper (Cost $10,937,207)		10,937,207

Other Commercial Paper 1.7%
Abbott Laboratories 0.086%, due 5/7/14 (a)(e)	10,723,000	10,722,848
Praxair, Inc. 0.071%, due 6/3/14 (e)	7,100,000	7,099,544
Precision Castparts Corp. 0.112%, due 6/4/14 (a)(e)	11,886,000	11,884,765

Total Other Commercial Paper (Cost $29,707,157)		29,707,157

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $1,879,495 (Collateralized by a Federal National Mortgage Association security with a rate of 2.26% and a maturity date of 10/17/22, with a Principal Amount of $2,025,000 and a Market Value of $1,917,242)	1,879,495	1,879,495

Total Repurchase Agreement (Cost $1,879,495)		1,879,495

U.S. Government 0.2%
United States Treasury Bills
0.012%, due 5/8/14 (e)	2,921,000	2,920,994
0.025%, due 5/8/14 (e)	148,000	147,999

Total U.S. Government (Cost $3,068,993)		3,068,993

Total Short-Term Investments (Cost $45,592,852)		45,592,852

Total Investments (Cost $1,779,113,413) (f)	101.6%	1,777,922,500
Other Assets, Less Liabilities	(1.6)	(28,079,213)
Net Assets	100.0%	$1,749,843,287
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2014.

(c)	Illiquid security—The total market value of these securities as of April 30, 2014, was $37,173,813, which represented 2.1% of the Fund’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued securities was $552,579, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Interest rate shown represents yield to maturity.

(f)	As of April 30, 2014, cost was $1,781,064,949 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$7,832,808
Gross unrealized depreciation	(10,975,257)

Net unrealized depreciation	$(3,142,449)

The following abbreviation is used in the above portfolio:

TBD—To be determined

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$28,559,884	$—	$28,559,884
Floating Rate Loans (b)	—	1,495,833,356	67,389,031	1,563,222,387
Foreign Floating Rate Loans (c)	—	124,896,114	455,847	125,351,961

Total Long-Term Bonds	—	1,649,289,354	67,844,878	1,717,134,232

Affiliated Investment Company	15,098,684	—	—	15,098,684
Common Stocks (d)	—	—	96,732	96,732
Short-Term Investments
Financial Company Commercial Paper	—	10,937,207	—	10,937,207
Other Commercial Paper	—	29,707,157	—	29,707,157
Repurchase Agreement	—	1,879,495	—	1,879,495
U.S. Government	—	3,068,993	—	3,068,993

Total Short-Term Investments	—	45,592,852	—	45,592,852

Total Investments in Securities	$15,098,684	$1,694,882,206	$67,941,610	$1,777,922,500

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $67,389,031 of Level 3 securities which represent floating rate loans whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	The Level 3 securities valued at $455,847 are held in Printing & Publishing within the Foreign Floating Rate Loans section of the Portfolio of Investments.

(d)	The Level 3 security valued at $96,732 is held in Beverage, Food & Tobacco within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, securities with a market value of $24,194,711 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were used derived based on single broker quote.

As of April 30, 2014, securities with a market value of $37,377,173 transferred from Level 3 to Level 2. The transfer occurred as a result of the value for certain floating rate loans obtained from an independent pricing service utilizing the average of multiple bid quotations as of April 30, 2014. The fair value obtained for these loans from an independent pricing service as of October 31, 2013 utilized a single broker quote with significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2014 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$10,475,615	$174	$26,791	$(34,904)	$—	$(3,176,000)	$—	$(7,291,676)	$—	$—
Automobile	16,043,967	4,861	24,448	(101,248)	—	(8,068,389)	—	(7,903,639)	—	—
Beverage, Food & Tobacco	—	1,400	87	(8,775)	—	(18,156)	2,373,602	—	2,348,158	(8,775)
Broadcasting & Entertainment	9,535,424	1,843	125,799	(166,847)	—	(4,749,962)	—	(4,746,257)	—	—
Chemicals, Plastics & Rubber	5,622,750	(1)	—	(12,468)	—	(25,000)	—	(616,500)	4,968,781	(12,437)
Containers, Packaging & Glass	5,075,000	(621)	—	(13,129)	1,000,000	—	—	—	6,061,250	(13,129)
Diversified/Conglomerate Service	7,915,161	6,205	381	17,887	2,611,886	(41,083)	3,623,984	(3,353,786)	10,780,635	18,053
Ecological	187,658	—	(431,702)	281,488	—	(37,444)	—	—	—	—
Electronics	—	2,846	—	47,154	—	—	4,040,000	—	4,090,000	47,154
Finance	12,504,288	21,852	26,101	(100,032)	3,751,646	(2,220,997)	—	—	13,982,858	(75,106)
Healthcare, Education & Childcare	5,240,765	751	—	8,796	2,612,253	(2,487,531)	—	(2,759,515)	2,615,519	2,546
Insurance	1,015,000	303	24,331	(19,634)	—	(1,020,000)	—	—	—	—
Leisure, Amusement, Motion Pictures & Entertainment	6,100,800	(626)	—	18,626	—		—	(3,670,800)	2,448,000	18,626
Machinery	1,096,434	1,980	—	8,957	—		—	—	1,107,371	8,957
Mining, Steel, Iron & Non-Precious Metals	242,065	1,434	46	(10,309)	—	(17,472)	3,298,941	—	3,514,705	(10,309)
Oil & Gas	7,035,000	16,762	107,152	35,739	—	(4,735,900)	8,804,997	(7,035,000)	4,228,750	35,738
Personal, Food & Miscellaneous Services	—	(339)	(1,075)	1,248		(414,866)	415,032	—	—	—
Retail Store	—	89	—	7,392	1,995,019	—	—	—	2,002,500	7,392
Utilities	3,970,050	10,172	563	30,884	3,619,145	(28,465)	1,638,155	—	9,240,504	31,246
Foreign Floating Rate
Printing & Publishing	—	4,664	37,847	(12,418)	585,285	(159,531)	—	—	455,847	(12,418)
Common Stocks
Beverage, Food & Tobacco	96,732	—	—	—	—	—	—	—	96,732	—

Total	$92,156,709	$73,749	$(59,231)	$(21,593)	$16,175,234	$(27,200,796)	$24,194,711	$(37,377,173)	$67,941,610	$37,538

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,764,113,413)	$1,762,823,816
Investment in affiliated investment company, at value (identified cost $15,000,000)	15,098,684
Unrealized appreciation on unfunded commitments (See Note 5)	4,767
Receivables:
Investment securities sold	22,828,077
Dividends and interest	6,604,957
Fund shares sold	3,579,756
Other assets	169,274

Total assets	1,811,109,331

Liabilities
Payables:
Investment securities purchased	55,278,613
Fund shares redeemed	3,933,087
Manager (See Note 3)	849,670
NYLIFE Distributors (See Note 3)	321,822
Transfer agent (See Note 3)	299,942
Professional fees	63,888
Shareholder communication	14,429
Trustees	1,971
Accrued expenses	7,350
Dividend payable	495,272

Total liabilities	61,266,044

Net assets	$1,749,843,287

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$183,213
Additional paid-in capital	1,813,567,051

1,813,750,264
Distributions in excess of net investment income	(399,011)
Accumulated net realized gain (loss) on investments and unfunded commitments	(62,321,820)
Net unrealized appreciation (depreciation) on investments	(1,190,913)
Net unrealized appreciation (depreciation) on unfunded commitments	4,767

Net assets	$1,749,843,287

Investor Class
Net assets applicable to outstanding shares	$30,092,393

Shares of beneficial interest outstanding	3,151,303

Net asset value per share outstanding	$9.55
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.85

Class A
Net assets applicable to outstanding shares	$548,804,479

Shares of beneficial interest outstanding	57,472,401

Net asset value per share outstanding	$9.55
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.85

Class B
Net assets applicable to outstanding shares	$13,461,943

Shares of beneficial interest outstanding	1,408,630

Net asset value and offering price per share outstanding	$9.56

Class C
Net assets applicable to outstanding shares	$230,428,574

Shares of beneficial interest outstanding	24,122,024

Net asset value and offering price per share outstanding	$9.55

Class I
Net assets applicable to outstanding shares	$927,055,898

Shares of beneficial interest outstanding	97,058,959

Net asset value and offering price per share outstanding	$9.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$39,135,884
Dividends	583,735

Total income	39,719,619

Expenses
Manager (See Note 3)	5,129,764
Distribution/Service—Investor Class (See Note 3)	36,951
Distribution/Service—Class A (See Note 3)	702,166
Distribution/Service—Class B (See Note 3)	70,480
Distribution/Service—Class C (See Note 3)	1,161,874
Transfer agent (See Note 3)	1,472,754
Registration	87,387
Professional fees	67,054
Shareholder communication	64,335
Custodian	23,303
Trustees	14,992
Miscellaneous	36,276

Total expenses	8,867,336

Net investment income (loss)	30,852,283

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(770,467)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(5,253,289)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(6,023,756)

Net increase (decrease) in net assets resulting from operations	$24,828,527

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,852,283	$50,099,563
Net realized gain (loss) on investments	(770,467)	5,773,368
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(5,253,289)	(364,931)

Net increase (decrease) in net assets resulting from operations	24,828,527	55,508,000

Dividends to shareholders:
From net investment income:
Investor Class	(523,610)	(1,043,327)
Class A	(9,886,885)	(16,859,947)
Class B	(196,521)	(373,389)
Class C	(3,241,279)	(6,148,934)
Class I	(17,003,988)	(25,673,966)

Total dividends to shareholders	(30,852,283)	(50,099,563)

Capital share transactions:
Net proceeds from sale of shares	343,897,979	941,254,657
Net asset value of shares issued to shareholders in reinvestment of dividends	27,675,450	42,780,747
Cost of shares redeemed	(305,225,376)	(396,492,767)

Increase (decrease) in net assets derived from capital share transactions	66,348,053	587,542,637

Net increase (decrease) in net assets	60,324,297	592,951,074

Net Assets
Beginning of period	1,689,518,990	1,096,567,916

End of period	$1,749,843,287	$1,689,518,990

Distributions in excess of net investment income at end of period	$(399,011)	$(399,011)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.58		$9.53	$9.31	$9.42	$8.97	$7.61

Net investment income (loss)	0.17		0.36	0.36	0.34	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.03)		0.05	0.22	(0.11)	0.45	1.36

Total from investment operations	0.14		0.41	0.58	0.23	0.77	1.65

Less dividends:
From net investment income	(0.17)		(0.36)	(0.36)	(0.34)	(0.32)	(0.29)

Redemption fee (a)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.55		$9.58	$9.53	$9.31	$9.42	$8.97

Total investment return (b)	1.45	%(c)	4.38%	6.35%	2.45%	8.76%	22.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54	%††	3.76%	3.83%	3.61%	3.52%	3.63%
Net expenses	1.03	%††	1.05%	1.06%	1.06%	1.10%	1.19%
Portfolio turnover rate	21%		47%	47%	38%	10%	17%
Net assets at end of period (in 000’s)	$30,092		$29,739	$26,406	$26,068	$23,245	$20,191

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.58		$9.53	$9.31	$9.42	$8.97	$7.61

Net investment income (loss)	0.17		0.38	0.37	0.35	0.33	0.31
Net realized and unrealized gain (loss) on investments	(0.03)		0.04	0.22	(0.11)	0.45	1.36

Total from investment operations	0.14		0.42	0.59	0.24	0.78	1.67

Less dividends:
From net investment income	(0.17)		(0.37)	(0.37)	(0.35)	(0.33)	(0.31)

Redemption fee (a)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.55		$9.58	$9.53	$9.31	$9.42	$8.97

Total investment return (b)	1.44	%(c)	4.43%	6.42%	2.53%	8.87%	22.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52	%††	3.79%	3.90%	3.69%	3.62%	3.80%
Net expenses	1.04	%††	1.00%	0.99%	0.98%	1.00%	1.01%
Portfolio turnover rate	21%		47%	47%	38%	10%	17%
Net assets at end of period (in 000’s)	$548,804		$567,728	$384,837	$453,282	$429,262	$338,350

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.59		$9.54	$9.32	$9.43	$8.97	$7.61

Net investment income (loss)	0.13		0.30	0.29	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments	(0.03)		0.04	0.22	(0.11)	0.46	1.36

Total from investment operations	0.10		0.34	0.51	0.16	0.71	1.59

Less dividends:
From net investment income	(0.13)		(0.29)	(0.29)	(0.27)	(0.25)	(0.23)

Redemption fee (a)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.56		$9.59	$9.54	$9.32	$9.43	$8.97

Total investment return (b)	1.08	%(c)	3.60%	5.68%	1.59%	8.06%	21.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79	%††	3.00%	3.08%	2.86%	2.76%	2.95%
Net expenses	1.78	%††	1.80%	1.81%	1.82%	1.85%	1.94%
Portfolio turnover rate	21%		47%	47%	38%	10%	17%
Net assets at end of period (in 000’s)	$13,462		$14,134	$12,153	$14,508	$17,665	$20,289

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.58		$9.54	$9.31	$9.43	$8.97	$7.61

Net investment income (loss)	0.13		0.29	0.29	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	(0.03)		0.04	0.23	(0.12)	0.46	1.35

Total from investment operations	0.10		0.33	0.52	0.15	0.71	1.59

Less dividends:
From net investment income	(0.13)		(0.29)	(0.29)	(0.27)	(0.25)	(0.23)

Redemption fee (a)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.55		$9.58	$9.54	$9.31	$9.43	$8.97

Total investment return (b)	1.08	%(c)	3.49%	5.67%	1.59%	8.06%	21.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79	%††	3.00%	3.09%	2.87%	2.76%	2.89%
Net expenses	1.78	%††	1.80%	1.81%	1.81%	1.85%	1.94%
Portfolio turnover rate	21%		47%	47%	38%	10%	17%
Net assets at end of period (in 000’s)	$230,429		$231,475	$187,580	$197,230	$173,005	$132,105

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.58		$9.53	$9.31	$9.43	$8.97	$7.61

Net investment income (loss)	0.18		0.39	0.39	0.37	0.36	0.33
Net realized and unrealized gain (loss) on investments	(0.03)		0.05	0.22	(0.12)	0.46	1.36

Total from investment operations	0.15		0.44	0.61	0.25	0.82	1.69

Less dividends:
From net investment income	(0.18)		(0.39)	(0.39)	(0.37)	(0.36)	(0.33)

Redemption fee (a)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.55		$9.58	$9.53	$9.31	$9.43	$8.97

Total investment return (b)	1.57	%(c)	4.69%	6.69%	2.67%	9.26%	22.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76	%††	4.03%	4.14%	3.94%	3.87%	3.97%
Net expenses	0.80	%††	0.75%	0.74%	0.73%	0.75%	0.77%
Portfolio turnover rate	21%		47%	47%	38%	10%	17%
Net assets at end of period (in 000’s)	$927,056		$846,444	$485,591	$374,973	$342,167	$212,257

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $552,579 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2014, the Fund held securities with a value of $67,389,031 that were valued by a single broker quote and/or deemed to be illiquid.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager and Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the

32	MainStay Floating Rate Fund

method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments, Floating Rate Loans and Loan Assignments are accreted and amortized, respectively, on the straight-line method. The straightline method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

(“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. (See Note 5)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

As of May 1, 2014, the portfolio managers from New York Life Investments who manage the Fund will transition from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors” or “Subadvisor”). The Board approved the appointment of NYL Investors as subadvisor to the Fund at meetings held April 1 – 3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the six-month period ended April 30, 2014.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $5,129,764.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

34	MainStay Floating Rate Fund

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,721 and $54,356, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $28,555, $11,416 and $21,496, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$22,761
Class A	480,277
Class B	10,851
Class C	178,904
Class I	779,961

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, the Fund held the following percentage of outstanding shares of an affiliated investment company:

MainStay Floating Rate Fund
MainStay High Yield Corporate Bond Fund Class I	0.4%

As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$14,071,641	2.6%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $59,599,817 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2014 2015 2016 2017 2018 2019	$1,403 14,042 30,853 7,484 2,022 3,796	$	— — — — — —
Total	$59,600		$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$50,099,563

Note 5–Commitments and Contingencies

As of April 30, 2014, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation (Depreciation)
Alinta Energy U.S. Finance LLC Delayed Draw Term Loan due 8/13/18	$52,788	$3,524
Allied Security Holdings, LLC 2nd Lien Delayed Draw Term Loan due 8/14/21	328,767	2,203
Allied Security Holdings, LLC Delayed Draw Term Loan due 2/12/21	698,413	(960)
Total	$1,079,968	$4,767

Commitments are available until maturity date.

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $509,270 and $352,088, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	507,323	$4,865,563
Shares issued to shareholders in reinvestment of dividends and distributions	52,524	503,346
Shares redeemed	(390,422)	(3,744,239)

Net increase (decrease) in shares outstanding before conversion	169,425	1,624,670
Shares converted into Investor Class (See Note 1)	43,161	413,676
Shares converted from Investor Class (See Note 1)	(164,979)	(1,582,145)

Net increase (decrease)	47,607	$456,201

Year ended October 31, 2013:
Shares sold	920,168	$8,822,209
Shares issued to shareholders in reinvestment of dividends and distributions	104,227	999,151
Shares redeemed	(611,852)	(5,867,373)

Net increase (decrease) in shares outstanding before conversion	412,543	3,953,987
Shares converted into Investor Class (See Note 1)	229,335	2,198,349
Shares converted from Investor Class (See Note 1)	(308,289)	(2,953,395)

Net increase (decrease)	333,589	$3,198,941

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	11,966,263	$114,754,991
Shares issued to shareholders in reinvestment of dividends and distributions	925,153	8,866,282
Shares redeemed	(14,872,568)	(142,603,560)

Net increase (decrease) in shares outstanding before conversion	(1,981,152)	(18,982,287)
Shares converted into Class A (See Note 1)	199,940	1,917,301

Net increase (decrease)	(1,781,212)	$(17,064,986)

Year ended October 31, 2013:
Shares sold	30,637,308	$293,586,728
Shares issued to shareholders in reinvestment of dividends and distributions	1,474,621	14,133,845
Shares redeemed	(13,473,751)	(129,162,527)

Net increase (decrease) in shares outstanding before conversion	18,638,178	178,558,046
Shares converted into Class A (See Note 1)	361,590	3,464,368
Shares converted from Class A (See Note 1)	(117,652)	(1,128,262)

Net increase (decrease)	18,882,116	$180,894,152

36	MainStay Floating Rate Fund

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	227,815	$2,186,880
Shares issued to shareholders in reinvestment of dividends and distributions	15,403	147,763
Shares redeemed	(230,454)	(2,210,182)

Net increase (decrease) in shares outstanding before conversion	12,764	124,461
Shares converted from Class B (See Note 1)	(78,047)	(748,832)

Net increase (decrease)	(65,283)	$(624,371)

Year ended October 31, 2013:
Shares sold	627,044	$6,018,800
Shares issued to shareholders in reinvestment of dividends and distributions	29,566	283,588
Shares redeemed	(291,825)	(2,796,030)

Net increase (decrease) in shares outstanding before conversion	364,785	3,506,358
Shares converted from Class B (See Note 1)	(164,866)	(1,581,060)

Net increase (decrease)	199,919	$1,925,298

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,648,366	$25,408,108
Shares issued to shareholders in reinvestment of dividends and distributions	275,047	2,637,234
Shares redeemed	(2,951,122)	(28,301,971)

Net increase (decrease)	(27,709)	$(256,629)

Year ended October 31, 2013:
Shares sold	8,076,125	$77,463,582
Shares issued to shareholders in reinvestment of dividends and distributions	503,924	4,831,864
Shares redeemed	(4,101,588)	(39,331,556)

Net increase (decrease)	4,478,461	$42,963,890

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	20,511,634	$196,682,437
Shares issued to shareholders in reinvestment of dividends and distributions	1,619,577	15,520,825
Shares redeemed	(13,391,323)	(128,365,424)

Net increase (decrease)	8,739,888	$83,837,838

Year ended October 31, 2013:
Shares sold	57,934,493	$555,363,338
Shares issued to shareholders in reinvestment of dividends and distributions	2,350,387	22,532,299
Shares redeemed	(22,896,988)	(219,335,281)

Net increase (decrease)	37,387,892	$358,560,356

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In

38	MainStay Floating Rate Fund

this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board observed the Fund had recently underperformed relative to peers, but noted that the Fund’s investment strategy was more conservative, making it more likely that the Fund would underperform peer funds in more recent market conditions. The Board also requested and received specific information from New York Life Investments regarding the Fund’s strategy of investing in higher quality debt securities and the effect of the Fund’s strategy on its relative investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

* * *

At its meeting on April 3, 2014, the Board unanimously approved a new subadvisory agreement (the “Subadvisory Agreement”) between New York Life Investments and New York Life Investors LLC (“New York Life Investors”) with respect to the Fund. New York Life Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments’ Fixed Income Investors Group (“FIIG”), a division of New York Life Investments that historically has provided

40	MainStay Floating Rate Fund

investment advisory services to the Fund, effective May 1, 2014 (the “Reorganization””). Under the Subadvisory Agreement, New York Life Investors would become subadvisor to the Fund and assume all responsibilities for the day-to-day management of the Fund; New York Life Investments would remain investment adviser to the Fund. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with FIIG’s capabilities and resources, and its evaluation of FIIG in connection with previous contract review processes, including contract review processes that culminated with approval of the Management Agreement between the Fund and New York Life Investments in December 2013. In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, and their considerations were in line with their considerations with respect to the Management Agreement detailed above.

mainstayinvestments.com	41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

42	MainStay Floating Rate Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34066 MS164-14	MSFR10-06/14 NL0A4

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund(s) during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.36 3.32%	2.32 8.27%	9.76 11.01%	5.65 6.31%	1.42 1.42%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.29 3.40	2.48 8.44	9.89 11.14	5.73 6.39	1.26 1.26
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.95 2.95	2.51 7.51	9.92 10.19	5.53 5.53	2.17 2.17
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.97 2.95	6.51 7.51	10.19 10.19	5.53 5.53	2.17 2.17
Class I Shares	No Sales Charge		3.58	8.74	11.42	6.70	1.01

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	8.36%	20.44%	19.14%	7.57%
MSCI EAFE® Index[5]	4.44	13.35	13.58	5.88
Barclays U.S. Aggregate Bond Index[6]	1.74	–0.26	4.88	4.87
Conservative Allocation Composite Index[7]	4.18	7.36	10.40	6.18
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	3.41	4.69	9.60	5.03

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,033.20	$2.57	$1,022.30	$2.56

Class A Shares	$1,000.00	$1,034.00	$1.82	$1,023.00	$1.81

Class B Shares	$1,000.00	$1,029.50	$6.34	$1,018.50	$6.31

Class C Shares	$1,000.00	$1,029.50	$6.34	$1,018.50	$6.31

Class I Shares	$1,000.00	$1,035.80	$0.56	$1,024.20	$0.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.51% for Investor Class, 0.36% for Class A, 1.26% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 3.32% for Investor Class shares, 3.40% for Class A shares and 2.95% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 3.58%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 4.18% return of the Conservative Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. Class I shares outperformed—and all other share classes underperformed—the 3.41% return of the average Lipper3 mixed-asset target allocation conservative fund for the six months ended April 30, 2014. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund did well during the final months of 2013 but poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the Fund’s stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration4 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve5 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund and MainStay Marketfield Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	9

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. As the stock market became more defensive during the reporting period, however, both strategies had a negative impact on Fund returns.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the target allocation changes in the Prospectus effective February 28, 2014. An assessment of global capital markets and an analysis of competitive funds suggested that international equities from both developed and developing nations should represent a larger portion of Fund assets, and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we established a new position in MainStay Emerging Markets Opportunities Fund and increased existing positions in MainStay ICAP International Equity Fund, MainStay International Opportunities Fund and MainStay International Equity Fund.

Most U.S. equity funds saw allocation decreases as the shift toward international stocks became effective, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced in favor of MainStay Indexed Bond Fund and MainStay Unconstrained Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund had the lowest total returns, both modestly negative.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and the highest absolute return, MainStay U.S. Equity Opportunities Fund made the largest positive equity contribution to the Fund’s performance. Because MainStay MAP Fund had an even larger position, it was the second largest contributor to the Fund’s equity performance, despite the Underlying Fund’s slightly weaker performance during the reporting period. The weakest contributors to absolute performance were MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund, both of which had negative returns for the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates.

10	MainStay Conservative Allocation Fund

Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the 30-year yield moved a little lower) and credit spreads6 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant contributors to performance. A position in MainStay Money Market Fund added basically nothing, while a very small position in MainStay High Yield Opportunities Fund contributed only slightly more.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30,2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 98.8%†
Equity Funds 44.9%
MainStay Cornerstone Growth Fund Class I	168,163	$5,182,770
MainStay Emerging Markets Opportunities Fund Class I (a)	638,827	6,145,514
MainStay Epoch Global Choice Fund Class I (a)	600,585	11,975,663
MainStay Epoch U.S. All Cap Fund Class I	314,368	8,808,602
MainStay ICAP Equity Fund Class I	209,748	11,022,240
MainStay ICAP International Fund Class I	477,665	17,444,343
MainStay International Equity Fund Class I	391,183	5,507,853
MainStay International Opportunities Fund Class I	1,453,281	13,399,251
MainStay Large Cap Growth Fund Class I (b)	2,085,648	20,877,333
MainStay MAP Fund Class I	519,599	23,631,351
MainStay Marketfield Fund Class I	432,553	7,703,776
MainStay S&P 500 Index Fund Class I	394,854	17,306,472
MainStay U.S. Equity Opportunities Fund Class I	1,768,742	15,547,244
MainStay U.S. Small Cap Fund Class I (a)(b)	763,970	19,053,412

Total Equity Funds (Cost $154,169,469)		183,605,824

Fixed Income Funds 53.9%
MainStay Floating Rate Fund Class I	3,235,721	30,901,132
MainStay High Yield Corporate Bond Fund Class I	2,272,024	13,904,788
MainStay High Yield Municipal Bond Fund Class I	48,992	561,452
MainStay High Yield Opportunities Fund Class I	15,215	189,732
MainStay Indexed Bond Fund Class I (a)	4,626,620	50,985,349
MainStay Short Duration High Yield Fund Class I (a)	1,421,278	14,454,401
MainStay Total Return Bond Fund Class I (a)	8,565,893	92,768,618
MainStay Unconstrained Bond Fund Class I	1,809,419	17,026,637

Total Fixed Income Funds (Cost $216,887,119)		220,792,109

Total Affiliated Investment Companies (Cost $371,056,588)		404,397,933

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $4,762,185 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $5,165,000 and a Market Value of $4,859,924)	$4,762,185	$4,762,185

Total Short-Term Investment (Cost $4,762,185)		4,762,185

Total Investments (Cost $375,818,773) (c)	100.0%	409,160,118
Other Assets, Less Liabilities	0.0 ‡	93,641
Net Assets	100.0%	$409,253,759

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $377,931,200 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$34,179,218
Gross unrealized depreciation	(2,950,300)

Net unrealized appreciation	$31,228,918

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$183,605,824	$—	$—	$183,605,824
Fixed Income Funds	220,792,109	—	—	220,792,109
Short-Term Investment
Repurchase Agreement	—	4,762,185	—	4,762,185

Total Investments	$404,397,933	$4,762,185	$—	$409,160,118

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $371,056,588)	$404,397,933
Repurchase agreement, at value (identified cost $4,762,185)	4,762,185
Receivables:
Fund shares sold	482,723
Dividends	57
Other assets	59,590

Total assets	409,702,488

Liabilities
Payables:
Fund shares redeemed	176,763
NYLIFE Distributors (See Note 3)	142,290
Transfer agent (See Note 3)	68,199
Shareholder communication	38,365
Professional fees	20,724
Trustees	500
Custodian	158
Accrued expenses	1,730

Total liabilities	448,729

Net assets	$409,253,759

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,262
Additional paid-in capital	365,891,900

365,925,162
Distributions in excess of net investment income	(1,583,432)
Accumulated net realized gain (loss) on investments	11,570,684
Net unrealized appreciation (depreciation) on investments	33,341,345

Net assets	$409,253,759

Investor Class
Net assets applicable to outstanding shares	$63,830,489

Shares of beneficial interest outstanding	5,183,430

Net asset value per share outstanding	$12.31
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.03

Class A
Net assets applicable to outstanding shares	$225,070,148

Shares of beneficial interest outstanding	18,279,260

Net asset value per share outstanding	$12.31
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price per share outstanding	$13.03

Class B
Net assets applicable to outstanding shares	$41,019,311

Shares of beneficial interest outstanding	3,344,768

Net asset value and offering price per share outstanding	$12.26

Class C
Net assets applicable to outstanding shares	$61,958,734

Shares of beneficial interest outstanding	5,053,286

Net asset value and offering price per share outstanding	$12.26

Class I
Net assets applicable to outstanding shares	$17,375,077

Shares of beneficial interest outstanding	1,401,076

Net asset value and offering price per share outstanding	$12.40

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,658,346

Expenses
Distribution/Service—Investor Class (See Note 3)	75,668
Distribution/Service—Class A (See Note 3)	264,140
Distribution/Service—Class B (See Note 3)	203,116
Distribution/Service—Class C (See Note 3)	278,521
Transfer agent (See Note 3)	206,036
Shareholder communication	41,437
Registration	40,784
Professional fees	18,231
Trustees	3,335
Custodian	3,108
Miscellaneous	6,251

Total expenses	1,140,627

Net investment income (loss)	3,517,719

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	5,721,435
Realized capital gain distributions from affiliated investment companies	7,961,834

Net realized gain (loss) on investments from affiliated investment companies	13,683,269

Net change in unrealized appreciation (depreciation) on investments	(4,559,026)

Net realized and unrealized gain (loss) on investments	9,124,243

Net increase (decrease) in net assets resulting from operations	$12,641,962

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,517,719	$5,823,284
Net realized gain (loss) on investments from affiliated investment companies	13,683,269	15,389,769
Net change in unrealized appreciation (depreciation) on investments	(4,559,026)	18,104,335

Net increase (decrease) in net assets resulting from operations	12,641,962	39,317,388

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(901,698)	(1,223,350)
Class A	(3,340,981)	(4,330,031)
Class B	(462,622)	(583,952)
Class C	(623,591)	(643,309)
Class I	(236,387)	(429,612)

	(5,565,279)	(7,210,254)

From net realized gain on investments:
Investor Class	(2,206,085)	(725,462)
Class A	(7,762,777)	(2,384,434)
Class B	(1,501,299)	(520,705)
Class C	(2,014,671)	(557,674)
Class I	(484,778)	(234,352)

	(13,969,610)	(4,422,627)

Total dividends and distributions to shareholders	(19,534,889)	(11,632,881)

Capital share transactions:
Net proceeds from sale of shares	66,886,752	94,554,574
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,666,994	10,787,561
Cost of shares redeemed	(34,664,697)	(70,636,338)

Increase (decrease) in net assets derived from capital share transactions	50,889,049	34,705,797

Net increase (decrease) in net assets	43,996,122	62,390,304

Net Assets
Beginning of period	365,257,637	302,867,333

End of period	$409,253,759	$365,257,637

Distributions in excess of net investment income at end of period	$(1,583,432)	$464,128

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.56		$11.57	$10.96	$10.81	$9.90	$8.76

Net investment income (loss) (a)	0.12		0.22	0.23	0.24	0.23	0.27
Net realized and unrealized gain (loss) on investments	0.29		1.21	0.76	0.20	0.91	1.25

Total from investment operations	0.41		1.43	0.99	0.44	1.14	1.52

Less dividends and distributions:
From net investment income	(0.19)		(0.27)	(0.27)	(0.29)	(0.23)	(0.27)
From net realized gain on investments	(0.47)		(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.66)		(0.44)	(0.38)	(0.29)	(0.23)	(0.38)

Net asset value at end of period	$12.31		$12.56	$11.57	$10.96	$10.81	$9.90

Total investment return (b)	3.32	%(c)	12.74%	9.24%	4.06%	11.70%	18.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	1.82%	2.00%	2.17%	2.26%	2.98%
Net expenses (d)	0.51	%††	0.53%	0.53%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (d)	0.51	%††	0.53%	0.55%	0.57%	0.63%	0.74%
Portfolio turnover rate	25%		52%	62%	55%	32%	36%
Net assets at end of period (in 000’s)	$63,830		$59,301	$49,050	$41,525	$34,979	$25,216

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.56		$11.57	$10.95	$10.80	$9.90	$8.76

Net investment income (loss) (a)	0.13		0.24	0.24	0.25	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.29		1.21	0.77	0.20	0.90	1.25

Total from investment operations	0.42		1.45	1.01	0.45	1.14	1.52

Less dividends and distributions:
From net investment income	(0.20)		(0.29)	(0.28)	(0.30)	(0.24)	(0.27)
From net realized gain on investments	(0.47)		(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.67)		(0.46)	(0.39)	(0.30)	(0.24)	(0.38)

Net asset value at end of period	$12.31		$12.56	$11.57	$10.95	$10.80	$9.90

Total investment return (b)	3.40	%(c)	12.93%	9.41%	4.28%	11.68%	18.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07	%††	2.00%	2.16%	2.27%	2.35%	3.06%
Net expenses (d)	0.36	%††	0.37%	0.37%	0.39%	0.42%	0.47%
Portfolio turnover rate	25%		52%	62%	55%	32%	36%
Net assets at end of period (in 000’s)	$225,070		$201,908	$164,116	$143,520	$121,439	$94,643

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.51		$11.53	$10.92	$10.76	$9.86	$8.73

Net investment income (loss) (a)	0.07		0.13	0.14	0.15	0.16	0.20
Net realized and unrealized gain (loss) on investments	0.29		1.21	0.76	0.21	0.90	1.24

Total from investment operations	0.36		1.34	0.90	0.36	1.06	1.44

Less dividends and distributions:
From net investment income	(0.14)		(0.19)	(0.18)	(0.20)	(0.16)	(0.20)
From net realized gain on investments	(0.47)		(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.61)		(0.36)	(0.29)	(0.20)	(0.16)	(0.31)

Net asset value at end of period	$12.26		$12.51	$11.53	$10.92	$10.76	$9.86

Total investment return (b)	2.95	%(c)	11.87%	8.46%	3.30%	10.92%	17.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	%††	1.09%	1.27%	1.41%	1.51%	2.25%
Net expenses (d)	1.26	%††	1.28%	1.28%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.26	%††	1.28%	1.30%	1.32%	1.38%	1.48%
Portfolio turnover rate	25%		52%	62%	55%	32%	36%
Net assets at end of period (in 000’s)	$41,019		$40,953	$35,808	$33,580	$31,241	$27,417

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.51		$11.53	$10.92	$10.76	$9.86	$8.73

Net investment income (loss) (a)	0.07		0.13	0.14	0.15	0.16	0.21
Net realized and unrealized gain (loss) on investments	0.29		1.21	0.76	0.21	0.90	1.23

Total from investment operations	0.36		1.34	0.90	0.36	1.06	1.44

Less dividends and distributions:
From net investment income	(0.14)		(0.19)	(0.18)	(0.20)	(0.16)	(0.20)
From net realized gain on investments	(0.47)		(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.61)		(0.36)	(0.29)	(0.20)	(0.16)	(0.31)

Net asset value at end of period	$12.26		$12.51	$11.53	$10.92	$10.76	$9.86

Total investment return (b)	2.95	%(c)	11.87%	8.46%	3.40%	10.82%	17.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17	%††	1.07%	1.25%	1.41%	1.51%	2.29%
Net expenses (d)	1.26	%††	1.28%	1.28%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.26	%††	1.28%	1.30%	1.32%	1.38%	1.48%
Portfolio turnover rate	25%		52%	62%	55%	32%	36%
Net assets at end of period (in 000’s)	$61,959		$51,112	$37,977	$30,224	$26,375	$21,498

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.64		$11.64	$11.02	$10.87	$9.95	$8.81

Net investment income (loss) (a)	0.14		0.27	0.27	0.28	0.27	0.30
Net realized and unrealized gain (loss) on investments	0.30		1.22	0.77	0.20	0.92	1.24

Total from investment operations	0.44		1.49	1.04	0.48	1.19	1.54

Less dividends and distributions:
From net investment income	(0.21)		(0.32)	(0.31)	(0.33)	(0.27)	(0.29)
From net realized gain on investments	(0.47)		(0.17)	(0.11)	—	—	(0.11)

Total dividends and distributions	(0.68)		(0.49)	(0.42)	(0.33)	(0.27)	(0.40)

Net asset value at end of period	$12.40		$12.64	$11.64	$11.02	$10.87	$9.95

Total investment return (b)	3.58	%(c)	13.11%	9.81%	4.42%	12.10%	18.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	2.26%	2.41%	2.49%	2.58%	3.37%
Net expenses (d)	0.11	%††	0.12%	0.12%	0.14%	0.17%	0.22%
Expenses (before waiver/reimbursement) (d)	0.11	%††	0.12%	0.12%	0.14%	0.17%	0.22%
Portfolio turnover rate	25%		52%	62%	55%	32%	36%
Net assets at end of period (in 000’s)	$17,375		$11,984	$15,916	$8,593	$5,611	$1,041

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.68 4.04%	5.62 11.76%	11.72 12.99%	6.15 6.82%	1.57 1.57%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.59 4.14	5.79 11.95	11.89 13.17	6.23 6.89	1.39 1.39
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.30 3.66	5.95 10.95	11.94 12.19	6.01 6.01	2.32 2.32
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.67 3.66	9.95 10.95	12.16 12.16	6.01 6.01	2.32 2.32
Class I Shares	No Sales Charge		4.27	12.31	13.48	7.18	1.14

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	8.36%	20.44%	19.14%	7.57%
MSCI EAFE® Index[5]	4.44	13.35	13.58	5.88
Barclays U.S. Aggregate Bond Index[6]	1.74	–0.26	4.88	4.87
Moderate Allocation Composite Index[7]	5.31	11.16	13.00	6.66
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	4.47	9.15	12.16	5.70

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,040.40	$2.58	$1,022.30	$2.56

Class A Shares	$1,000.00	$1,041.40	$1.72	$1,023.10	$1.71

Class B Shares	$1,000.00	$1,036.60	$6.36	$1,018.50	$6.31

Class C Shares	$1,000.00	$1,036.60	$6.36	$1,018.50	$6.31

Class I Shares	$1,000.00	$1,042.70	$0.46	$1,024.30	$0.45

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.51% for Investor Class, 0.34% for Class A, 1.26% for Class B and Class C and 0.09% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

mainstayinvestments.com	23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 4.04% for Investor Class shares, 4.14% for Class A shares, 3.66% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.27%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 5.31% return of the Moderate Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 4.47% return of the average Lipper3 mixed-asset target allocation moderate fund for the six months ended April 30, 2014. See page 20 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund did well during the final months of 2013 but poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to Fund’s the stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration4 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve5 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund and MainStay Marketfield Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

24	MainStay Moderate Allocation Fund

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. As the stock market became more defensive during the reporting period, however, both strategies had a negative impact on Fund returns.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the target allocation changes in the Prospectus effective February 28, 2014. An assessment of global capital markets and an analysis of competitive funds suggested that international equities from both developed and developing nations should represent a larger portion of Fund assets, and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we established a new position in MainStay Emerging Markets Opportunities Fund and increased existing positions in MainStay ICAP International Equity Fund, MainStay International Opportunities Fund and MainStay International Equity Fund.

Most U.S. equity funds saw allocation decreases as the shift toward international stocks became effective, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced in favor of MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund had the lowest total returns, both modestly negative.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and the highest absolute return, MainStay U.S. Equity Opportunities Fund made the largest positive equity contribution to the Fund’s performance. Because MainStay MAP Fund had an even larger position, it was the second largest contributor to the Fund’s equity performance, despite the Underlying Fund’s slightly weaker performance during the reporting period. The weakest contributors to absolute performance were MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund, both of which had negative returns for the reporting period.

mainstayinvestments.com	25

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates. Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the 30-year yield moved a little lower) and credit spreads6 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant contributor to performance, while a much smaller position in MainStay Unconstrained Bond Fund was next in line. A position in MainStay Money Market Fund added basically nothing, while a very small position in MainStay Indexed Bond Fund added only slightly more.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 99.0%†
Equity Funds 64.6%
MainStay Cornerstone Growth Fund Class I	292,548	$9,016,341
MainStay Emerging Markets Opportunities Fund Class I (a)	1,609,624	15,484,579
MainStay Epoch Global Choice Fund Class I (a)	908,660	18,118,679
MainStay Epoch U.S. All Cap Fund Class I	786,921	22,049,520
MainStay ICAP Equity Fund Class I	615,462	32,342,547
MainStay ICAP International Fund Class I	1,040,638	38,004,109
MainStay International Equity Fund Class I (a)	852,982	12,009,989
MainStay International Opportunities Fund Class I (a)	3,165,907	29,189,663
MainStay Large Cap Growth Fund Class I (b)	5,391,879	53,972,708
MainStay MAP Fund Class I	1,296,285	58,955,024
MainStay Marketfield Fund Class I	637,398	11,352,051
MainStay S&P 500 Index Fund Class I	678,311	29,730,352
MainStay U.S. Equity Opportunities Fund Class I (a)	3,798,251	33,386,629
MainStay U.S. Small Cap Fund Class I (a)(b)	1,368,129	34,121,140

Total Equity Funds (Cost $313,367,877)		397,733,331

Fixed Income Funds 34.4%
MainStay Floating Rate Fund Class I	3,399,970	32,469,711
MainStay High Yield Corporate Bond Fund Class I	2,192,680	13,419,203
MainStay High Yield Municipal Bond Fund Class I	100,717	1,154,219
MainStay Indexed Bond Fund Class I	21,515	237,100
MainStay Short Duration High Yield Fund Class I (a)	1,389,220	14,128,364
MainStay Total Return Bond Fund Class I (a)	11,587,286	125,490,311
MainStay Unconstrained Bond Fund Class I	2,661,605	25,045,705

Total Fixed Income Funds (Cost $206,389,328)		211,944,613

Total Affiliated Investment Companies (Cost $519,757,205)		609,677,944

	Principal Amount	Value

Short-Term Investment 1.1%
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $6,957,632 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $7,650,000 and a Market Value of $7,097,127)	$6,957,632	$6,957,632

Total Short-Term Investment (Cost $6,957,632)		6,957,632

Total Investments (Cost $526,714,837) (c)	100.1%	616,635,576
Other Assets, Less Liabilities	(0.1)	(757,079)
Net Assets	100.0%	$615,878,497

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $531,924,226 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$90,030,911
Gross unrealized depreciation	(5,319,561)

Net unrealized appreciation	$84,711,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments April 30,2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$397,733,331	$—	$—	$397,733,331
Fixed Income Funds	211,944,613	—	—	211,944,613
Short-Term Investment
Repurchase Agreement	—	6,957,632	—	6,957,632

Total Investments in Securities	$609,677,944	$6,957,632	$—	$616,635,576

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $519,757,205)	$609,677,944
Repurchase agreement, at value (identified cost $6,957,632)	6,957,632
Receivables:
Fund shares sold	296,157
Dividends	74
Other assets	64,254

Total assets	616,996,061

Liabilities
Due to custodian	27,900
Payables:
Fund shares redeemed	668,078
NYLIFE Distributors (See Note 3)	215,683
Transfer agent (See Note 3)	121,728
Shareholder communication	56,454
Professional fees	22,455
Trustees	831
Accrued expenses	4,435

Total liabilities	1,117,564

Net assets	$615,878,497

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,915
Additional paid-in capital	505,583,800

505,628,715
Distributions in excess of net investment income	(3,647,399)
Accumulated net realized gain (loss) on	23,976,442
Net unrealized appreciation (depreciation) on investments	89,920,739

Net assets	$615,878,497

Investor Class
Net assets applicable to outstanding shares	$138,300,424

Shares of beneficial interest outstanding	10,060,375

Net asset value per share outstanding	$13.75
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price per share outstanding	$14.55

Class A
Net assets applicable to outstanding shares	$315,963,726

Shares of beneficial interest outstanding	22,984,736

Net asset value per share outstanding	$13.75
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price per share outstanding	$14.55

Class B
Net assets applicable to outstanding shares	$89,089,798

Shares of beneficial interest outstanding	6,549,184

Net asset value and offering price per share outstanding	$13.60

Class C
Net assets applicable to outstanding shares	$61,901,366

Shares of beneficial interest outstanding	4,551,424

Net asset value and offering price per share outstanding	$13.60

Class I
Net assets applicable to outstanding shares	$10,623,183

Shares of beneficial interest outstanding	768,913

Net asset value and offering price per share outstanding	$13.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,306,736

Expenses
Distribution/Service—Investor Class (See Note 3)	165,048
Distribution/Service—Class A (See Note 3)	376,311
Distribution/Service—Class B (See Note 3)	442,017
Distribution/Service—Class C (See Note 3)	291,110
Transfer agent (See Note 3)	367,301
Shareholder communication	59,496
Registration	42,373
Professional fees	21,247
Trustees	5,202
Custodian	2,556
Miscellaneous	7,761

Total expenses	1,780,422

Net investment income (loss)	4,526,314

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	11,083,525
Realized capital gain distributions from affiliated investment companies	18,102,441

Net realized gain (loss) on investments and investments from affiliated investment companies	29,185,966

Net change in unrealized appreciation (depreciation) on investments	(10,615,100)

Net realized and unrealized gain (loss) on investments	18,570,866

Net increase (decrease) in net assets resulting from operations	$23,097,180

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,526,314	$6,923,257
Net realized gain (loss) on investments and investments from affiliated investment companies	29,185,966	24,936,669
Net change in unrealized appreciation (depreciation) on investments	(10,615,100)	55,373,773

Net increase (decrease) in net assets resulting from operations	23,097,180	87,233,699

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(2,675,460)	(2,260,625)
Class A	(6,674,952)	(5,391,886)
Class B	(1,209,038)	(1,130,941)
Class C	(793,201)	(624,663)
Class I	(297,284)	(323,100)

	(11,649,935)	(9,731,215)

From net realized gain on investments:
Investor Class	(3,762,486)	—
Class A	(8,665,732)	—
Class B	(2,581,361)	—
Class C	(1,674,065)	—
Class I	(351,537)	—

	(17,035,181)	—

Total dividends and distributions to shareholders	(28,685,116)	(9,731,215)

Capital share transactions:
Net proceeds from sale of shares	68,600,843	100,595,879
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	28,361,776	9,337,807
Cost of shares redeemed	(44,985,816)	(82,549,353)

Increase (decrease) in net assets derived from capital share transactions	51,976,803	27,384,333

Net increase (decrease) in net assets	46,388,867	104,886,817

Net Assets
Beginning of period	569,489,630	464,602,813

End of period	$615,878,497	$569,489,630

Undistributed (distributions in excess of) net investment income at end of period	$(3,647,399)	$3,476,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.89		$11.96	$11.06	$10.86	$9.84	$8.77

Net investment income (loss) (a)	0.11		0.18	0.18	0.18	0.17	0.22
Net realized and unrealized gain (loss) on investments	0.45		2.01	0.93	0.23	1.03	1.22

Total from investment operations	0.56		2.19	1.11	0.41	1.20	1.44

Less dividends and distributions:
From net investment income	(0.29)		(0.26)	(0.21)	(0.21)	(0.18)	(0.26)
From net realized gain on investments	(0.41)		—	—	—	—	(0.11)

Total dividends and distributions	(0.70)		(0.26)	(0.21)	(0.21)	(0.18)	(0.37)

Net asset value at end of period	$13.75		$13.89	$11.96	$11.06	$10.86	$9.84

Total investment return (b)	4.04	%(c)	18.68%	10.19%	3.73%	12.49%	17.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%††	1.42%	1.57%	1.65%	1.64%	2.48%
Net expenses (d)	0.51	%††	0.53%	0.53%	0.50%	0.50%	0.46%
Expenses (before waiver/reimbursement) (d)	0.51	%††	0.53%	0.54%	0.56%	0.60%	0.73%
Portfolio turnover rate	25%		49%	64%	60%	41%	35%
Net assets at end of period (in 000’s)	$138,300		$128,403	$102,910	$90,248	$78,993	$63,454

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.90		$11.97	$11.06	$10.87	$9.83	$8.76

Net investment income (loss) (a)	0.12		0.21	0.20	0.20	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.45		2.00	0.93	0.22	1.05	1.22

Total from investment operations	0.57		2.21	1.13	0.42	1.23	1.44

Less dividends and distributions:
From net investment income	(0.31)		(0.28)	(0.22)	(0.23)	(0.19)	(0.26)
From net realized gain on investments	(0.41)		—	—	—	—	(0.11)

Total dividends and distributions	(0.72)		(0.28)	(0.22)	(0.23)	(0.19)	(0.37)

Net asset value at end of period	$13.75		$13.90	$11.97	$11.06	$10.87	$9.83

Total investment return (b)	4.14	%(c)	18.88%	10.43%	3.85%	12.65%	17.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78	%††	1.62%	1.75%	1.79%	1.76%	2.56%
Net expenses (d)	0.34	%††	0.35%	0.35%	0.36%	0.38%	0.43%
Portfolio turnover rate	25%		49%	64%	60%	41%	35%
Net assets at end of period (in 000’s)	$315,964		$288,920	$229,051	$207,282	$210,071	$176,139

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.70		$11.81	$10.91	$10.72	$9.72	$8.65

Net investment income (loss) (a)	0.06		0.09	0.10	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.44		1.97	0.92	0.22	1.03	1.21

Total from investment operations	0.50		2.06	1.02	0.32	1.12	1.36

Less dividends and distributions:
From net investment income	(0.19)		(0.17)	(0.12)	(0.13)	(0.12)	(0.18)
From net realized gain on investments	(0.41)		—	—	—	—	(0.11)

Total dividends and distributions	(0.60)		(0.17)	(0.12)	(0.13)	(0.12)	(0.29)

Net asset value at end of period	$13.60		$13.70	$11.81	$10.91	$10.72	$9.72

Total investment return (b)	3.66	%(c)	17.70%	9.47%	2.94%	11.71%	16.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92	%††	0.71%	0.84%	0.90%	0.89%	1.77%
Net expenses (d)	1.26	%††	1.28%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (d)	1.26	%††	1.28%	1.29%	1.31%	1.35%	1.49%
Portfolio turnover rate	25%		49%	64%	60%	41%	35%
Net assets at end of period (in 000’s)	$89,090		$88,451	$77,807	$73,686	$72,829	$67,726

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.70		$11.81	$10.91	$10.73	$9.72	$8.66

Net investment income (loss) (a)	0.06		0.09	0.09	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.44		1.97	0.93	0.22	1.04	1.20

Total from investment operations	0.50		2.06	1.02	0.32	1.13	1.35

Less dividends and distributions:
From net investment income	(0.19)		(0.17)	(0.12)	(0.14)	(0.12)	(0.18)
From net realized gain on investments	(0.41)		—	—	—	—	(0.11)

Total dividends and distributions	(0.60)		(0.17)	(0.12)	(0.14)	(0.12)	(0.29)

Net asset value at end of period	$13.60		$13.70	$11.81	$10.91	$10.73	$9.72

Total investment return (b)	3.66	%(c)	17.70%	9.47%	2.94%	11.69%	16.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	%††	0.68%	0.83%	0.91%	0.90%	1.78%
Net expenses (d)	1.26	%††	1.28%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (d)	1.26	%††	1.28%	1.29%	1.31%	1.35%	1.49%
Portfolio turnover rate	25%		49%	64%	60%	41%	35%
Net assets at end of period (in 000’s)	$61,901		$55,464	$42,203	$39,531	$37,895	$33,043

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$13.98		$12.04	$11.12	$10.92	$9.87	$8.80

Net investment income (loss) (a)	0.11		0.25	0.23	0.23	0.20	0.25
Net realized and unrealized gain (loss) on investments	0.48		2.00	0.94	0.22	1.06	1.21

Total from investment operations	0.59		2.25	1.17	0.45	1.26	1.46

Less dividends and distributions:
From net investment income	(0.34)		(0.31)	(0.25)	(0.25)	(0.21)	(0.28)
From net realized gain on investments	(0.41)		—	—	—	—	(0.11)

Total dividends and distributions	(0.75)		(0.31)	(0.25)	(0.25)	(0.21)	(0.39)

Net asset value at end of period	$13.82		$13.98	$12.04	$11.12	$10.92	$9.87

Total investment return (b)	4.27	%(c)	19.14%	10.75%	4.16%	12.94%	17.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63	%††	1.93%	1.99%	2.05%	1.93%	2.81%
Net expenses (d)	0.09	%††	0.10%	0.10%	0.11%	0.13%	0.18%
Portfolio turnover rate	25%		49%	64%	60%	41%	35%
Net assets at end of period (in 000’s)	$10,623		$8,251	$12,631	$9,972	$8,806	$4,447

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.35 4.39%	8.84 15.18%	13.85 15.14%	6.33 6.99%	1.72 1.72%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.26 4.49	9.01 15.35	14.03 15.32	6.41 7.07	1.54 1.54
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.97 4.03	9.34 14.34	14.06 14.30	6.19 6.19	2.47 2.47
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.96 3.96	13.27 14.27	14.28 14.28	6.19 6.19	2.47 2.47
Class I Shares	No Sales Charge		4.60	15.64	15.58	7.38	1.29

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	35

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	8.36%	20.44%	19.14%	7.57%
MSCI EAFE® Index[5]	4.44	13.35	13.58	5.88
Barclays U.S. Aggregate Bond Index[6]	1.74	–0.26	4.88	4.87
Moderate Growth Allocation Composite Index[7]	6.43	15.04	15.56	7.03
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	5.02	12.11	13.79	6.17

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,043.90	$2.64	$1,022.20	$2.61

Class A Shares	$1,000.00	$1,044.90	$1.77	$1,023.10	$1.76

Class B Shares	$1,000.00	$1,040.30	$6.42	$1,018.50	$6.36

Class C Shares	$1,000.00	$1,039.60	$6.42	$1,018.50	$6.36

Class I Shares	$1,000.00	$1,046.00	$0.51	$1,024.30	$0.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.52% for Investor Class, 0.35% for Class A, 1.27% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	37

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 4.39% for Investor Class shares, 4.49% for Class A shares, 4.03% for Class B shares and 3.96% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.60%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, Class A and Class I shares outperformed—and all other share classes underperformed—the 4.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 6.43% return of the Moderate Growth Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 5.02% return of the average Lipper3 mixed-asset target allocation growth fund for the six months ended April 30, 2014. See page 35 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

Relative performance was unusually volatile during the reporting period. The Fund did well during the final months of 2013 but poorly in the first four months of 2014. Management of broad asset-class exposure was not a source of concern, as tactical adjustments to the Fund’s stock/bond blend contributed positively and fairly consistently throughout the reporting period. (Contributions take weightings and total returns into account.) Despite a strong start during the reporting period, however, the Fund underperformed largely because of its exposures within the equity and fixed-income markets, along with some soft Underlying Fund performance.

Within equities, favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

Positioning within the fixed-income portion of the Fund also detracted mildly from relative performance. For a variety of reasons, we anticipated that yields on long-term bonds would be subject to upward pressure, and we kept a significantly short duration4 posture throughout the reporting period. Our outlook was supported by a strengthening economy, Federal Reserve tapering of its quantitative easing program, improving labor markets and emerging signals that core inflation may have bottomed. Even so, yields at the long end of the yield curve5 dropped significantly in 2014. The Fund recovered some ground through exposure to lower-quality credits. We have, however, been reducing investments that include speculative-grade instruments, and the Fund’s active exposure is no longer particularly large.

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund and MainStay Marketfield Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	39

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. As the stock market became more defensive during the reporting period, however, both strategies had a negative impact on Fund returns.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index. This preference has been in place for a couple of years. This positioning reflects our view that healthy levels of economic growth will render further monetary intervention inappropriate, placing upward pressure on wages and consumer pricing. In a departure from a long-held position, we have been gradually abandoning the Fund’s preference for Underlying Funds that invest primarily in low-quality debt instruments. Overall, holdings of the Underlying Fixed-Income Funds are now not dramatically different than those in the Barclays U.S. Aggregate Bond Index. We still believe that corporations have significantly improved the quality of their balance sheets and that default rates may remain quite low for some time. Potential returns, however, are now quite modest, and we no longer believe that they justify aggressive risk taking.

How did the Fund’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the target allocation changes in the Prospectus effective February 28, 2014. An assessment of global capital markets and an analysis of competitive funds suggested that international equities from both developed and developing nations should represent a larger portion of Fund assets, and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we established a new position in MainStay Emerging Markets Opportunities Fund and increased existing positions in MainStay ICAP International Equity Fund and MainStay International Equity Fund.

Most U.S. equity funds saw allocation decreases as the shift toward international stocks became effective, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

In the fixed-income portion of the Fund, average credit quality was upgraded as positions in MainStay High Yield Municipal Bond Fund and MainStay Floating Rate Fund were reduced in favor of MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund. In our opinion, return opportunities in speculative-grade bonds have diminished in recent years, yet risks remain significant. We view that trade-off as increasingly unattractive, even though the Fund still leans marginally toward credit overall.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund had the lowest total returns, both modestly negative.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and the highest absolute return, MainStay U.S. Equity Opportunities Fund made the largest positive equity contribution to the Fund’s performance. Because MainStay MAP Fund had an even larger position, it was the second largest contributor to the Fund’s equity performance, despite the Underlying Fund’s slightly weaker performance during the reporting period. The weakest contributors to absolute performance were MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund, both of which had negative returns for the reporting period.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Several factors influenced the fixed-income markets during the reporting period. Subdued rates of inflation around the world, highly supportive central bank policies, geopolitical tensions, declining government budget deficits, and institutional capital flows all put downward pressure on long-term interest rates.

40	MainStay Moderate Growth Allocation Fund

Pushing in the other direction were signs of accelerating global growth, steady job growth, tapering of the Federal Reserve’s quantitative easing program, and an apparent bottoming in the inflationary cycle. The net effect was that the yield curve flattened somewhat (two- to 10-year yields moved higher while the 30-year yield moved a little lower) and credit spreads6 generally tightened further.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Broadly speaking, lower-quality and longer-duration bonds fared best. Municipal bonds bounced back from a sell-off last summer and also did well. Investors in cash and cash-equivalent investments came out on the bottom with a zero or near-zero return.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Positions in MainStay Total Return Bond Fund and MainStay Floating Rate Fund were the most significant contributors to performance. A position in MainStay Money Market Fund added basically nothing, while a very small position in MainStay Indexed Bond Fund added only slightly more.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	41

Portfolio of Investments April 30,2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 98.9%†
Equity Funds 84.5%
MainStay Cornerstone Growth Fund Class I	541,810	$16,698,580
MainStay Emerging Markets Opportunities Fund Class I (a)	2,206,786	21,229,285
MainStay Epoch Global Choice Fund Class I (a)	889,751	17,741,641
MainStay Epoch U.S. All Cap Fund Class I	847,848	23,756,711
MainStay ICAP Equity Fund Class I	641,913	33,732,510
MainStay ICAP International Fund Class I	1,332,857	48,675,950
MainStay International Equity Fund Class I (a)	1,120,953	15,783,014
MainStay International Opportunities Fund Class I (a)	4,071,445	37,538,720
MainStay Large Cap Growth Fund Class I (b)	6,407,788	64,141,953
MainStay MAP Fund Class I	1,560,224	70,958,966
MainStay Marketfield Fund Class I	624,155	11,116,200
MainStay S&P 500 Index Fund Class I	666,213	29,200,099
MainStay U.S. Equity Opportunities Fund Class I (a)	5,527,328	48,585,209
MainStay U.S. Small Cap Fund Class I (a)(b)	2,855,365	71,212,810

Total Equity Funds (Cost $396,640,210)		510,371,648

Fixed Income Funds 14.4%
MainStay Floating Rate Fund Class I	2,977,448	28,434,630
MainStay High Yield Corporate Bond Fund Class I	1,861,162	11,390,311
MainStay High Yield Municipal Bond Fund Class I	92,579	1,060,956
MainStay Short Duration High Yield Fund Class I (a)	1,256,373	12,777,315
MainStay Total Return Bond Fund Class I	2,016,734	21,841,228
MainStay Unconstrained Bond Fund Class I	1,194,409	11,239,389

Total Fixed Income Funds (Cost $83,502,014)		86,743,829

Total Affiliated Investment Companies (Cost $480,142,224)		597,115,477

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $7,130,108 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $7,840,000 and a Market Value of $7,273,395)	$7,130,108	$7,130,108

Total Short-Term Investment (Cost $7,130,108)		7,130,108

Total Investments (Cost $487,272,332) (c)	100.1%	604,245,585
Other Assets, Less Liabilities	(0.1)	(421,261)
Net Assets	100.0%	$603,824,324

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $494,140,217 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$116,973,253
Gross unrealized depreciation	(6,867,885)

Net unrealized appreciation	$110,105,368

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$510,371,648	$—	$—	$510,371,648
Fixed Income Funds	86,743,829	—	—	86,743,829
Short-Term Investment
Repurchase Agreement	—	7,130,108	—	7,130,108

Total Investments	$597,115,477	$7,130,108	$—	$604,245,585

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $480,142,224)	$597,115,477
Repurchase agreement, at value (identified cost $7,130,108)	7,130,108
Receivables:
Fund shares sold	630,942
Dividends	75
Other assets	61,752

Total assets	604,938,354

Liabilities
Due to custodian	99,495
Payables:
Fund shares redeemed	574,832
NYLIFE Distributors (See Note 3)	216,737
Transfer agent (See Note 3)	142,446
Shareholder communication	52,730
Professional fees	22,300
Trustees	673
Custodian	116
Accrued expenses	4,701

Total liabilities	1,114,030

Net assets	$603,824,324

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,671
Additional paid-in capital	470,543,686

470,584,357
Distributions in excess of net investment income	(6,691,065)
Accumulated net realized gain (loss) on investments	22,957,779
Net unrealized appreciation (depreciation) on investments	116,973,253

Net assets	$603,824,324

Investor Class
Net assets applicable to outstanding shares	$181,287,617

Shares of beneficial interest outstanding	12,175,109

Net asset value per share outstanding	$14.89
Maximum sales charge (5.50% of offering price)	0.87

Maximum offering price per share outstanding	$15.76

Class A
Net assets applicable to outstanding shares	$262,784,917

Shares of beneficial interest outstanding	17,639,154

Net asset value per share outstanding	$14.90
Maximum sales charge (5.50% of offering price)	0.87

Maximum offering price per share outstanding	$15.77

Class B
Net assets applicable to outstanding shares	$109,180,455

Shares of beneficial interest outstanding	7,424,120

Net asset value and offering price per share outstanding	$14.71

Class C
Net assets applicable to outstanding shares	$45,885,725

Shares of beneficial interest outstanding	3,120,962

Net asset value and offering price per share outstanding	$14.70

Class I
Net assets applicable to outstanding shares	$4,685,610

Shares of beneficial interest outstanding	311,899

Net asset value and offering price per share outstanding	$15.02

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,616,481

Expenses
Distribution/Service—Investor Class (See Note 3)	216,734
Distribution/Service—Class A (See Note 3)	308,548
Distribution/Service—Class B (See Note 3)	543,615
Distribution/Service—Class C (See Note 3)	212,901
Transfer agent (See Note 3)	433,507
Shareholder communication	59,644
Registration	38,414
Professional fees	20,971
Trustees	4,984
Custodian	2,705
Miscellaneous	7,639

Total expenses	1,849,662

Net investment income (loss)	2,766,819

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	10,520,050
Realized capital gain distributions from affiliated investment companies	22,104,252

Net realized gain (loss) on investments from affiliated investment companies	32,624,302

Net change in unrealized appreciation (depreciation) on investments	(11,286,111)

Net realized and unrealized gain (loss) on investments	21,338,191

Net increase (decrease) in net assets resulting from operations	$24,105,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,766,819	$3,763,172
Net realized gain (loss) on investments from affiliated investment companies	32,624,302	22,692,152
Net change in unrealized appreciation (depreciation) on investments	(11,286,111)	81,465,642

Net increase (decrease) in net assets resulting from operations	24,105,010	107,920,966

Dividends to shareholders:
From net investment income:
Investor Class	(3,093,020)	(2,268,645)
Class A	(4,808,985)	(3,203,126)
Class B	(1,237,244)	(873,377)
Class C	(477,944)	(266,324)
Class I	(53,892)	(25,374)

Total dividends to shareholders	(9,671,085)	(6,636,846)

Capital share transactions:
Net proceeds from sale of shares	71,337,899	86,981,362
Net asset value of shares issued to shareholders in reinvestment of dividends	9,601,181	6,474,296
Cost of shares redeemed	(42,563,678)	(73,891,512)

Increase (decrease) in net assets derived from capital share transactions	38,375,402	19,564,146

Net increase (decrease) in net assets	52,809,327	120,848,266

Net Assets
Beginning of period	551,014,997	430,166,731

End of period	$603,824,324	$551,014,997

Undistributed (distributions in excess of) net investment income at end of period	$(6,691,065)	$213,201

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.52		$11.79	$10.81	$10.58	$9.40	$8.36

Net investment income (loss) (a)	0.08		0.12	0.11	0.12	0.11	0.17
Net realized and unrealized gain (loss) on investments	0.56		2.81	0.99	0.25	1.20	1.17

Total from investment operations	0.64		2.93	1.10	0.37	1.31	1.34

Less dividends and distributions:
From net investment income	(0.27)		(0.20)	(0.12)	(0.14)	(0.13)	(0.19)
From net realized gain on investments	—		—	—	—	—	(0.11)

Total dividends and distributions	(0.27)		(0.20)	(0.12)	(0.14)	(0.13)	(0.30)

Net asset value at end of period	$14.89		$14.52	$11.79	$10.81	$10.58	$9.40

Total investment return (b)	4.39	%(c)	25.22%	10.29%	3.47%	14.02%	16.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	%††	0.91%	1.00%	1.11%	1.12%	2.02%
Net expenses (d)	0.52	%††	0.55%	0.53%	0.50%	0.50%	0.47%
Expenses (before waiver/reimbursement) (d)	0.52	%††	0.55%	0.57%	0.58%	0.65%	0.79%
Portfolio turnover rate	24%		47%	62%	55%	54%	36%
Net assets at end of period (in 000’s)	$181,288		$168,045	$133,413	$121,733	$109,893	$86,438

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.54		$11.80	$10.82	$10.58	$9.40	$8.35

Net investment income (loss) (a)	0.09		0.14	0.13	0.13	0.12	0.18
Net realized and unrealized gain (loss) on investments	0.56		2.82	0.98	0.26	1.19	1.17

Total from investment operations	0.65		2.96	1.11	0.39	1.31	1.35

Less dividends and distributions:
From net investment income	(0.29)		(0.22)	(0.13)	(0.15)	(0.13)	(0.19)
From net realized gain on investments	—		—	—	—	—	(0.11)

Total dividends and distributions	(0.29)		(0.22)	(0.13)	(0.15)	(0.13)	(0.30)

Net asset value at end of period	$14.90		$14.54	$11.80	$10.82	$10.58	$9.40

Total investment return (b)	4.49	%(c)	25.50%	10.42%	3.66%	14.07%	17.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22	%††	1.09%	1.16%	1.21%	1.22%	2.18%
Net expenses (d)	0.35	%††	0.37%	0.37%	0.38%	0.40%	0.43%
Expenses (before waiver/reimbursement) (d)	0.35	%††	0.37%	0.37%	0.38%	0.40%	0.43%
Portfolio turnover rate	24%		47%	62%	55%	54%	36%
Net assets at end of period (in 000’s)	$262,785		$233,003	$174,089	$160,679	$159,791	$140,284

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.30		$11.61	$10.64	$10.42	$9.27	$8.23

Net investment income (loss) (a)	0.03		0.02	0.03	0.04	0.04	0.11
Net realized and unrealized gain (loss) on investments	0.55		2.78	0.98	0.24	1.18	1.16

Total from investment operations	0.58		2.80	1.01	0.28	1.22	1.27

Less dividends and distributions:
From net investment income	(0.17)		(0.11)	(0.04)	(0.06)	(0.07)	(0.12)
From net realized gain on investments	—		—	—	—	—	(0.11)

Total dividends and distributions	(0.17)		(0.11)	(0.04)	(0.06)	(0.07)	(0.23)

Net asset value at end of period	$14.71		$14.30	$11.61	$10.64	$10.42	$9.27

Total investment return (b)	4.03	%(c)	24.33%	9.38%	2.79%	13.17%	16.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	0.19%	0.27%	0.36%	0.39%	1.35%
Net expenses (d)	1.27	%††	1.30%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (d)	1.27	%††	1.30%	1.32%	1.33%	1.40%	1.54%
Portfolio turnover rate	24%		47%	62%	55%	54%	36%
Net assets at end of period (in 000’s)	$109,180		$108,524	$92,620	$90,887	$94,448	$87,220

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.30		$11.61	$10.64	$10.42	$9.27	$8.23

Net investment income (loss) (a)	0.02		0.02	0.03	0.04	0.04	0.11
Net realized and unrealized gain (loss) on investments	0.55		2.78	0.98	0.24	1.18	1.16

Total from investment operations	0.57		2.80	1.01	0.28	1.22	1.27

Less dividends and distributions:
From net investment income	(0.17)		(0.11)	(0.04)	(0.06)	(0.07)	(0.12)
From net realized gain on investments	—		—	—	—	—	(0.11)

Total dividends and distributions	(0.17)		(0.11)	(0.04)	(0.06)	(0.07)	(0.23)

Net asset value at end of period	$14.70		$14.30	$11.61	$10.64	$10.42	$9.27

Total investment return (b)	3.96	%(c)	24.33%	9.37%	2.79%	13.16%	16.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32	%††	0.15%	0.25%	0.36%	0.37%	1.39%
Net expenses (d)	1.27	%††	1.30%	1.28%	1.25%	1.25%	1.21%
Expenses (before waiver/reimbursement) (d)	1.27	%††	1.30%	1.32%	1.33%	1.40%	1.54%
Portfolio turnover rate	24%		47%	62%	55%	54%	36%
Net assets at end of period (in 000’s)	$45,886		$39,329	$28,725	$26,065	$25,524	$21,968

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.67		$11.91	$10.91	$10.67	$9.48	$8.42

Net investment income (loss) (a)	0.09		0.16	0.16	0.18	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.58		2.85	1.00	0.23	1.19	1.20

Total from investment operations	0.67		3.01	1.16	0.41	1.34	1.39

Less dividends and distributions:
From net investment income	(0.32)		(0.25)	(0.16)	(0.17)	(0.15)	(0.22)
From net realized gain on investments	—		—	—	—	—	(0.11)

Total dividends and distributions	(0.32)		(0.25)	(0.16)	(0.17)	(0.15)	(0.33)

Net asset value at end of period	$15.02		$14.67	$11.91	$10.91	$10.67	$9.48

Total investment return (b)	4.60	%(c)	25.74%	10.70%	3.96%	14.29%	17.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23	%††	1.24%	1.42%	1.64%	1.47%	2.30%
Net expenses (d)	0.10	%††	0.12%	0.12%	0.13%	0.15%	0.19%
Expenses (before waiver/reimbursement) (d)	0.10	%††	0.12%	0.12%	0.13%	0.15%	0.19%
Portfolio turnover rate	24%		47%	62%	55%	54%	36%
Net assets at end of period (in 000’s)	$4,686		$2,114	$1,321	$1,096	$840	$688

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expence Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.02 4.75%	11.11 17.58%	15.07 16.38%	6.14 6.80%	1.88 1.88%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.96 4.81	11.24 17.72	15.17 16.48	6.19 6.86	1.69 1.69
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.63 4.37	11.71 16.71	15.29 15.51	6.01 6.01	2.63 2.63
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.36 4.36	15.77 16.77	15.51 15.51	6.02 6.02	2.63 2.63
Class I Shares	No Sales Charge		4.97	18.07	16.80	7.19	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	8.36%	20.44%	19.14%	7.57%
MSCI EAFE® Index[5]	4.44	13.35	13.58	5.88
Growth Allocation Composite Index[6]	7.53	19.00	18.07	7.28
Average Lipper Multi-Cap Core Fund[7]	6.90	20.10	17.86	7.03

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation

Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,047.50	$2.79	$1,022.10	$2.76

Class A Shares	$1,000.00	$1,048.10	$1.98	$1,022.90	$1.96

Class B Shares	$1,000.00	$1,043.70	$6.59	$1,018.30	$6.51

Class C Shares	$1,000.00	$1,043.60	$6.59	$1,018.30	$6.51

Class I Shares	$1,000.00	$1,049.70	$0.71	$1,024.10	$0.70

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.39% for Class A, 1.30% for Class B and Class C and 0.14% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Growth Allocation Fund returned 4.75% for Investor Class shares, 4.81% for Class A shares, 4.37% for Class B shares and 4.36% Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.97%. For the six months ended April 30, 2014, all share classes underperformed the 8.36% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Over the same period, Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 4.44% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. All share classes underperformed the 7.53% return of the Growth Allocation Composite Index.2 The Growth Allocation Composite Index is an additional benchmark of the Fund. All share classes underperformed the 6.90% return of the average Lipper3 multi-cap core fund for the six months ended April 30, 2014. See page 50 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to decrease the target allocation to U.S. equity funds by five percentage points and increase the target allocation to international equity funds by five percentage points.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance. International stocks generally underperformed domestic equities during the reporting period.

Favoring small-cap growth stocks created a mild drag on performance, particularly late in the reporting period. The Fund’s exposure to emerging-market equities, however, had a greater relative impact. Most emerging markets fared poorly relative to developed markets. Among the reasons were slowing growth in China, Russian incursions into Ukraine, widespread political instability, and concerns about a reversal of foreign investment as the Federal Reserve winds down its direct security purchases (widely known as quantitative easing).

With investments in more than a dozen Underlying Funds, the Fund will always find that some perform better than others. During the reporting period, the mix was heavily skewed toward Underlying Funds that struggled. Notable among these were MainStay MAP Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund and MainStay Marketfield Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we placed a mild emphasis on two themes. First, we favored securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. As the stock market became more defensive during the reporting period, however, both strategies had a negative impact on Fund returns.

How did the Fund’s allocations change over the course of the reporting period?

The most significant allocation adjustments reflected the target allocation changes in the Prospectus effective February 28, 2014. An assessment of global capital markets and an analysis of competitive funds suggested that international equities from both developed and developing nations should represent a larger portion of Fund assets, and that this additional allocation should be drawn from U.S. equities. Overall target allocations to stocks and bonds were unaffected.

Consistent with the target allocation changes, we established a new position in MainStay Emerging Markets Opportunities Fund and increased existing positions in MainStay ICAP International Equity Fund and MainStay International Equity Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Growth Allocation Fund

Most U.S. equity funds saw allocation decreases as the shift toward international stocks became effective, but MainStay U.S. Small Cap Fund and MainStay Cornerstone Growth Fund experienced disproportionate reductions. After leaning toward smaller-capitalization stocks and growth-oriented stocks for several quarters, we began to gravitate toward a more neutral posture.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

The highest total returns for the reporting period came from MainStay U.S. Equity Opportunities Fund and MainStay S&P 500 Index Fund. At the other end of the spectrum, MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund had the lowest total returns, both modestly negative.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

With a relatively large position and the highest absolute return, MainStay U.S. Equity Opportunities Fund made the largest positive equity contribution to the Fund’s performance. (Contributions take weightings and total returns into account.) Because MainStay MAP Fund had an even larger position, it was the second largest contributor to the Fund’s equity performance, despite the Underlying Fund’s slightly weaker performance during the reporting period. The weakest contributors to absolute performance were MainStay Emerging Markets Opportunities Fund and MainStay Marketfield Fund, both of which had negative returns for the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	55

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Affiliated Investment Companies 100.0%†
Equity Funds 100.0%
MainStay Cornerstone Growth Fund Class I	387,058	$11,929,119
MainStay Emerging Markets Opportunities Fund Class I (a)	1,523,744	14,658,419
MainStay Epoch Global Choice Fund Class I	457,638	9,125,303
MainStay Epoch U.S. All Cap Fund Class I	615,832	17,255,623
MainStay ICAP Equity Fund Class I	436,327	22,928,992
MainStay ICAP International Fund Class I	753,245	27,508,504
MainStay International Equity Fund Class I	640,380	9,016,551
MainStay International Opportunities Fund Class I (a)	2,364,032	21,796,373
MainStay Large Cap Growth Fund Class I (b)	3,827,035	38,308,625
MainStay MAP Fund Class I	943,192	42,896,368
MainStay Marketfield Fund Class I	329,972	5,876,798
MainStay S&P 500 Index Fund Class I	247,886	10,864,851
MainStay U.S. Equity Opportunities Fund Class I (a)	3,858,632	33,917,372
MainStay U.S. Small Cap Fund Class I (a)(b)	1,672,025	41,700,293

Total Equity Funds (Cost $236,284,879)		307,783,191

Total Affiliated Investment Companies (Cost $236,284,879)		307,783,191

	Principal Amount	Value

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $29,389 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $35,000 and a Market Value of $32,471)	$29,389	$29,389

Total Short-Term Investment (Cost $29,389)		29,389

Total Investments (Cost $236,314,268) (c)	100.0%	307,812,580
Other Assets, Less Liabilities	(0.0)‡	(31,651)
Net Assets	100.0%	$307,780,929

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2014, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2014, cost was $241,335,892 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$71,498,312
Gross unrealized depreciation	(5,021,624)

Net unrealized appreciation	$66,476,688

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$307,783,191	$—	$—	$307,783,191
Short-Term Investment
Repurchase Agreement	—	29,389	—	29,389

Total Investments	$307,783,191	$29,389	$—	$307,812,580

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $236,284,879)	$307,783,191
Repurchase agreement, at value (identified cost $29,389)	29,389
Cash	215,795
Receivables:
Fund shares sold	230,734
Manager (See Note 3)	2,352
Other assets	53,199

Total assets	308,314,660

Liabilities
Payables:
Fund shares redeemed	279,114
NYLIFE Distributors (See Note 3)	112,472
Transfer agent (See Note 3)	87,409
Shareholder communication	31,156
Professional fees	20,044
Trustees	357
Custodian	81
Accrued expenses	3,098

Total liabilities	533,731

Net assets	$307,780,929

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,214
Additional paid-in capital	235,549,686

235,569,900
Distributions in excess of net investment income	(3,903,981)
Accumulated net realized gain (loss) on investments	4,616,698
Net unrealized appreciation (depreciation) on investments	71,498,312

Net assets	$307,780,929

Investor Class
Net assets applicable to outstanding shares	$105,261,300

Shares of beneficial interest outstanding	6,876,018

Net asset value per share outstanding	$15.31
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.20

Class A
Net assets applicable to outstanding shares	$117,606,053

Shares of beneficial interest outstanding	7,675,110

Net asset value per share outstanding	$15.32
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.21

Class B
Net assets applicable to outstanding shares	$60,872,144

Shares of beneficial interest outstanding	4,065,580

Net asset value and offering price per share outstanding	$14.97

Class C
Net assets applicable to outstanding shares	$21,191,405

Shares of beneficial interest outstanding	1,413,661

Net asset value and offering price per share outstanding	$14.99

Class I
Net assets applicable to outstanding shares	$2,850,027

Shares of beneficial interest outstanding	183,748

Net asset value and offering price per share outstanding	$15.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,795,786

Expenses
Distribution/Service—Investor Class (See Note 3)	127,154
Distribution/Service—Class A (See Note 3)	139,544
Distribution/Service—Class B (See Note 3)	303,900
Distribution/Service—Class C (See Note 3)	99,869
Transfer agent (See Note 3)	263,283
Shareholder communication	37,989
Registration	34,113
Professional fees	17,016
Trustees	2,587
Custodian	2,113
Miscellaneous	5,671

Total expenses before waiver/reimbursement	1,033,239
Expense waiver/reimbursement from Manager (See Note 3)	(6,880)

Net expenses	1,026,359

Net investment income (loss)	769,427

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	5,082,202
Realized capital gain distributions from affiliated investment companies	13,293,592

Net realized gain (loss) on investments from affiliated investment companies	18,375,794

Net change in unrealized appreciation (depreciation) on investments	(5,600,928)

Net realized and unrealized gain (loss) on investments	12,774,866

Net increase (decrease) in net assets resulting from operations	$13,544,293

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$769,427	$609,040
Net realized gain (loss) on investments from affiliated investment companies	18,375,794	12,735,188
Net change in unrealized appreciation (depreciation) on investments	(5,600,928)	51,800,327

Net increase (decrease) in net assets resulting from operations	13,544,293	65,144,555

Dividends to shareholders:
From net investment income:
Investor Class	(1,558,778)	(862,211)
Class A	(1,862,841)	(952,761)
Class B	(548,412)	(185,849)
Class C	(177,882)	(51,032)
Class I	(50,823)	(27,172)

Total dividends to shareholders	(4,198,736)	(2,079,025)

Capital share transactions:
Net proceeds from sale of shares	30,498,676	42,673,235
Net asset value of shares issued to shareholders in reinvestment of dividends	4,155,319	2,012,592
Cost of shares redeemed	(22,842,407)	(40,252,402)

Increase (decrease) in net assets derived from capital share transactions	11,811,588	4,433,425

Net increase (decrease) in net assets	21,157,145	67,498,955

Net Assets
Beginning of period	286,623,784	219,124,829

End of period	$307,780,929	$286,623,784

Distributions in excess of net investment income at end of period	$(3,903,981)	$(474,672)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.84		$11.54	$10.49	$10.22	$8.97	$8.09

Net investment income (loss) (a)	0.05		0.05	0.04	0.05	0.03	0.10
Net realized and unrealized gain (loss) on investments	0.65		3.38	1.04	0.27	1.27	1.00

Total from investment operations	0.70		3.43	1.08	0.32	1.30	1.10

Less dividends and distributions:
From net investment income	(0.23)		(0.13)	(0.03)	(0.05)	(0.05)	(0.14)
From net realized gain on investments	—		—	—	—	—	(0.08)

Total dividends and distributions	(0.23)		(0.13)	(0.03)	(0.05)	(0.05)	(0.22)

Net asset value at end of period	$15.31		$14.84	$11.54	$10.49	$10.22	$8.97

Total investment return (b)	4.75	%(c)	30.01%	10.37%	3.12%	14.54%	14.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	%††	0.40%	0.35%	0.50%	0.35%	1.30%
Net expenses (d)	0.55	%††	0.55%	0.53%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (d)	0.56	%††	0.60%	0.63%	0.65%	0.73%	0.88%
Portfolio turnover rate	20%		33%	47%	53%	54%	42%
Net assets at end of period (in 000’s)	$105,261		$98,827	$76,323	$71,730	$66,013	$54,578

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.86		$11.55	$10.50	$10.22	$8.97	$8.08

Net investment income (loss) (a)	0.06		0.07	0.05	0.06	0.04	0.12
Net realized and unrealized gain (loss) on investments	0.65		3.38	1.04	0.27	1.26	0.99

Total from investment operations	0.71		3.45	1.09	0.33	1.30	1.11

Less dividends and distributions:
From net investment income	(0.25)		(0.14)	(0.04)	(0.05)	(0.05)	(0.14)
From net realized gain on investments	—		—	—	—	—	(0.08)

Total dividends and distributions	(0.25)		(0.14)	(0.04)	(0.05)	(0.05)	(0.22)

Net asset value at end of period	$15.32		$14.86	$11.55	$10.50	$10.22	$8.97

Total investment return (b)	4.81	%(c)	30.22%	10.43%	3.25%	14.57%	14.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	0.54%	0.44%	0.55%	0.38%	1.55%
Net expenses (d)	0.39	%††	0.41%	0.42%	0.44%	0.48%	0.48%
Expenses (before waiver/reimbursement) (d)	0.39	%††	0.41%	0.42%	0.44%	0.48%	0.52%
Portfolio turnover rate	20%		33%	47%	53%	54%	42%
Net assets at end of period (in 000’s)	$117,606		$105,462	$77,775	$70,127	$71,983	$62,210

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$14.47		$11.25	$10.27		$10.03	$8.82	$7.94

Net investment income (loss) (a)	(0.00	) ‡	(0.04)	(0.04)		(0.02)	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	0.63		3.30	1.02		0.26	1.25	0.98

Total from investment operations	0.63		3.26	0.98		0.24	1.21	1.03

Less dividends and distributions:
From net investment income	(0.13)		(0.04)	—		—	—	(0.07)
From net realized gain on investments	—		—	—		—	—	(0.08)

Total dividends and distributions	(0.13)		(0.04)	—		—	—	(0.15)

Net asset value at end of period	$14.97		$14.47	$11.25		$10.27	$10.03	$8.82

Total investment return (b)	4.37	% (c)	29.10%	9.54	% (d)	2.49%	13.72%	13.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	(0.32%)	(0.38%)		(0.23%)	(0.38%)	0.65%
Net expenses (e)	1.30	% ††	1.30%	1.28%		1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (e)	1.31	% ††	1.35%	1.38%		1.40%	1.48%	1.64%
Portfolio turnover rate	20%		33%	47%		53%	54%	42%
Net assets at end of period (in 000’s)	$60,872		$60,627	$49,650		$49,874	$52,053	$49,206

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.49		$11.27	$10.29	$10.04	$8.84	$7.96

Net investment income (loss) (a)	(0.01)		(0.05)	(0.05)	(0.03)	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	0.64		3.31	1.03	0.28	1.24	0.98

Total from investment operations	0.63		3.26	0.98	0.25	1.20	1.03

Less dividends and distributions:
From net investment income	(0.13)		(0.04)	—	—	—	(0.07)
From net realized gain on investments	—		—	—	—	—	(0.08)

Total dividends and distributions	(0.13)		(0.04)	—	—	—	(0.15)

Net asset value at end of period	$14.99		$14.49	$11.27	$10.29	$10.04	$8.84

Total investment return (b)	4.36	% (c)	29.04%	9.52%	2.49%	13.57%	13.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11	%)††	(0.37%)	(0.42%)	(0.27%)	(0.39%)	0.61%
Net expenses (d)	1.30	% ††	1.30%	1.28%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.31	% ††	1.35%	1.38%	1.40%	1.48%	1.64%
Portfolio turnover rate	20%		33%	47%	53%	54%	42%
Net assets at end of period (in 000’s)	$21,191		$19,043	$13,557	$12,484	$11,599	$10,773

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$15.05		$11.69	$10.62	$10.33	$9.06	$8.17

Net investment income (loss) (a)	0.08		0.10	0.07	0.09	0.06	0.12
Net realized and unrealized gain (loss) on investments	0.67		3.43	1.07	0.28	1.28	1.01

Total from investment operations	0.75		3.53	1.14	0.37	1.34	1.13

Less dividends and distributions:
From net investment income	(0.29)		(0.17)	(0.07)	(0.08)	(0.07)	(0.16)
From net realized gain on investments	—		—	—	—	—	(0.08)

Total dividends and distributions	(0.29)		(0.17)	(0.07)	(0.08)	(0.07)	(0.24)

Net asset value at end of period	$15.51		$15.05	$11.69	$10.62	$10.33	$9.06

Total investment return (b)	4.97	%(c)	30.49%	10.89%	3.55%	14.87%	14.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	%††	0.75%	0.63%	0.84%	0.64%	1.50%
Net expenses (d)	0.14	%††	0.16%	0.17%	0.19%	0.23%	0.25%
Expenses (before waiver/reimbursement) (d)	0.14	%††	0.16%	0.17%	0.19%	0.23%	0.27%
Portfolio turnover rate	20%		33%	47%	53%	54%	42%
Net assets at end of period (in 000’s)	$2,850		$2,665	$1,820	$1,539	$1,478	$1,229

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of each Allocation Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

mainstayinvestments.com	63

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for each Allocation Fund’s assets or liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities are generally valued at the last quoted sales price as of the close of regular trading on the Exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements to earn income. The Allocation Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to

64	MainStay Asset Allocation Funds

guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by an Allocation Fund to the seller secured by the securities transferred to the respective Allocation Fund.

When the Allocation Funds invest in repurchase agreements, the Allocation Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.55%	0.50%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	—
MainStay Growth Allocation Fund	6,880

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net

mainstayinvestments.com	65

Notes to Financial Statements (Unaudited) (continued)

assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2014 were as follows:

MainStay Conservative Allocation Fund
Investor Class	$47,632
Class A	70,434

MainStay Moderate Allocation Fund
Investor Class	$90,607
Class A	85,027

MainStay Moderate Growth Allocation Fund
Investor Class	$120,458
Class A	90,468

MainStay Growth Allocation Fund
Investor Class	$63,601
Class A	28,711

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2014 were as follows:

MainStay Conservative Allocation Fund
Investor Class	$11
Class A	3,165
Class B	32,655
Class C	7,270

MainStay Moderate Allocation Fund
Class A	$6,005
Class B	56,035
Class C	4,997

MainStay Moderate Growth Allocation Fund
Class A	$801
Class B	62,743
Class C	5,783

MainStay Growth Allocation Fund
Investor Class	$4
Class A	812
Class B	44,256
Class C	2,459

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the six-month period ended April 30, 2014, were as follows:

MainStay Conservative Allocation Fund
Investor Class	$59,521
Class A	48,384
Class B	39,953
Class C	54,745
Class I	3,433

MainStay Moderate Allocation Fund
Investor Class	$139,783
Class A	69,853
Class B	93,594
Class C	61,633
Class I	2,438

MainStay Moderate Growth Allocation Fund
Investor Class	$193,830
Class A	69,542
Class B	121,537
Class C	47,602
Class I	996

MainStay Growth Allocation Fund
Investor Class	$122,343
Class A	42,766
Class B	73,095
Class C	24,023
Class I	1,056

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually),

66	MainStay Asset Allocation Funds

the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
MainStay Cornerstone Growth Fund Class I	0.92%
MainStay Emerging Markets Opportunities Fund Class I	9.16
MainStay Epoch Global Choice Fund Class I	5.88
MainStay Epoch U.S. All Cap Fund Class I	1.42
MainStay Floating Rate Fund Class I	3.33
MainStay High Yield Corporate Bond Fund Class I	0.38
MainStay High Yield Municipal Bond Fund Class I	0.09
MainStay High Yield Opportunities Fund Class I	0.04
MainStay ICAP Equity Fund Class I	1.04
MainStay ICAP International Fund Class I	1.01
MainStay Indexed Bond Fund Class I	16.61
MainStay International Equity Fund Class I	2.38
MainStay International Opportunities Fund Class I	4.13
MainStay Large Cap Growth Fund Class I	0.16
MainStay MAP Fund Class I	1.53
MainStay Marketfield Fund Class I	0.05
MainStay S&P 500 Index Fund Class I	1.19
MainStay Short Duration High Yield Fund Class I	5.80
MainStay Total Return Bond Fund Class I	12.39
MainStay Unconstrained Bond Fund Class I	2.04
MainStay U.S. Equity Opportunities Fund Class I	3.69
MainStay U.S. Small Cap Fund Class I	6.22

MainStay Moderate Allocation Fund
MainStay Cornerstone Growth Fund Class I	1.61%
MainStay Emerging Markets Opportunities Fund Class I	23.07
MainStay Epoch Global Choice Fund Class I	8.89
MainStay Epoch U.S. All Cap Fund Class I	3.56
MainStay Floating Rate Fund Class I	3.50
MainStay High Yield Corporate Bond Fund Class I	0.37
MainStay High Yield Municipal Bond Fund Class I	0.19
MainStay ICAP Equity Fund Class I	3.04
MainStay ICAP International Fund Class I	2.20
MainStay Indexed Bond Fund Class I	0.08
MainStay International Equity Fund Class I	5.19
MainStay International Opportunities Fund Class I	9.00
MainStay Large Cap Growth Fund Class I	0.41
MainStay MAP Fund Class I	3.86
MainStay Marketfield Fund Class I	0.07
MainStay S&P 500 Index Fund Class I	2.04
MainStay Short Duration High Yield Fund Class I	5.67
MainStay Total Return Bond Fund Class I	16.75
MainStay Unconstrained Bond Fund Class I	3.01
MainStay U.S. Equity Opportunities Fund Class I	7.93
MainStay U.S. Small Cap Fund Class I	11.14

MainStay Moderate Growth Allocation Fund
MainStay Cornerstone Growth Fund Class I	2.98%
MainStay Emerging Markets Opportunities Fund Class I	31.63
MainStay Epoch Global Choice Fund Class I	8.70
MainStay Epoch U.S. All Cap Fund Class I	3.83
MainStay Floating Rate Fund Class I	3.07
MainStay High Yield Corporate Bond Fund Class I	0.31
MainStay High Yield Municipal Bond Fund Class I	0.18
MainStay ICAP Equity Fund Class I	3.17
MainStay ICAP International Fund Class I	2.82
MainStay International Equity Fund Class I	6.82
MainStay International Opportunities Fund Class I	11.58
MainStay Large Cap Growth Fund Class I	0.49
MainStay MAP Fund Class I	4.64
MainStay Marketfield Fund Class I	0.07
MainStay S&P 500 Index Fund Class I	2.00
MainStay Short Duration High Yield Fund Class I	5.13
MainStay Total Return Bond Fund Class I	2.92
MainStay Unconstrained Bond Fund Class I	1.35
MainStay U.S. Equity Opportunities Fund Class I	11.55
MainStay U.S. Small Cap Fund Class I	23.24

mainstayinvestments.com	67

Notes to Financial Statements (Unaudited) (continued)

MainStay Growth Allocation Fund
MainStay Cornerstone Growth Fund Class I	2.13%
MainStay Emerging Markets Opportunities Fund Class I	21.84
MainStay Epoch Global Choice Fund Class I	4.48
MainStay Epoch U.S. All Cap Fund Class I	2.78
MainStay ICAP Equity Fund Class I	2.16
MainStay ICAP International Fund Class I	1.59
MainStay International Equity Fund Class I	3.90
MainStay International Opportunities Fund Class I	6.72
MainStay Large Cap Growth Fund Class I	0.29
MainStay MAP Fund Class I	2.81
MainStay Marketfield Fund Class I	0.04
MainStay S&P 500 Index Fund Class I	0.75
MainStay U.S. Equity Opportunities Fund Class I	8.06
MainStay U.S. Small Cap Fund Class I	13.61

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Allocation Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay Moderate Growth Allocation Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,798,638 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2018	$2,799	$—

MainStay Growth Allocation Fund

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $8,737,472 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2018	$8,737	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

	2013
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$7,471,476	$4,161,405	$11,632,881
MainStay Moderate Allocation Fund	9,731,215	—	9,731,215
MainStay Moderate Growth Allocation Fund	6,636,846	—	6,636,846
MainStay Growth Allocation Fund	2,079,025	—	2,079,025

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities held by each Allocation Fund and the number of certain cash transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement during the six-month period ended April 30, 2014.

68	MainStay Asset Allocation Funds

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$134,596	$96,156
MainStay Moderate Allocation Fund	190,512	150,771
MainStay Moderate Growth Allocation Fund	187,724	140,750
MainStay Growth Allocation Fund	81,510	60,076

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	823,713	$10,164,387
Shares issued to shareholders in reinvestment of dividends and distributions	254,298	3,098,378
Shares redeemed	(425,229)	(5,241,893)

Net increase (decrease) in shares outstanding before conversion	652,782	8,020,872
Shares converted into Investor Class (See Note 1)	105,328	1,309,884
Shares converted from Investor Class (See Note 1)	(297,293)	(3,724,030)

Net increase (decrease)	460,817	$5,606,726

Year ended October 31, 2013:
Shares sold	1,385,263	$16,529,758
Shares issued to shareholders in reinvestment of dividends and distributions	166,995	1,937,829
Shares redeemed	(876,767)	(10,465,597)

Net increase (decrease) in shares outstanding before conversion	675,491	8,001,990
Shares converted into Investor Class (See Note 1)	248,187	2,989,911
Shares converted from Investor Class (See Note 1)	(439,623)	(5,289,006)

Net increase (decrease)	484,055	$5,702,895

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,572,665	$31,681,326
Shares issued to shareholders in reinvestment of dividends and distributions	898,712	10,950,344
Shares redeemed	(1,624,405)	(19,989,339)

Net increase (decrease) in shares outstanding before conversion	1,846,972	22,642,331
Shares converted into Class A (See Note 1)	351,007	4,392,321

Net increase (decrease)	2,197,979	$27,034,652

Year ended October 31, 2013:
Shares sold	3,662,841	$44,003,459
Shares issued to shareholders in reinvestment of dividends and distributions	542,410	6,300,889
Shares redeemed	(2,778,774)	(33,172,597)

Net increase (decrease) in shares outstanding before conversion	1,426,477	17,131,751
Shares converted into Class A (See Note 1)	560,381	6,746,900
Shares converted from Class A (See Note 1)	(90,064)	(1,095,182)

Net increase (decrease)	1,896,794	$22,783,469

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	356,473	$4,378,236
Shares issued to shareholders in reinvestment of dividends and distributions	156,603	1,901,406
Shares redeemed	(282,570)	(3,476,122)

Net increase (decrease) in shares outstanding before conversion	230,506	2,803,520
Shares converted from Class B (See Note 1)	(159,812)	(1,978,175)

Net increase (decrease)	70,694	$825,345

Year ended October 31, 2013:
Shares sold	821,163	$9,789,919
Shares issued to shareholders in reinvestment of dividends and distributions	92,994	1,068,595
Shares redeemed	(466,293)	(5,559,919)

Net increase (decrease) in shares outstanding before conversion	447,864	5,298,595
Shares converted from Class B (See Note 1)	(280,131)	(3,352,623)

Net increase (decrease)	167,733	$1,945,972

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,164,882	$14,302,286
Shares issued to shareholders in reinvestment of dividends and distributions	185,302	2,249,876
Shares redeemed	(383,946)	(4,715,090)

Net increase (decrease)	966,238	$11,837,072

Year ended October 31, 2013:
Shares sold	1,469,405	$17,596,356
Shares issued to shareholders in reinvestment of dividends and distributions	85,823	987,065
Shares redeemed	(762,950)	(9,090,583)

Net increase (decrease)	792,278	$9,492,838

mainstayinvestments.com	69

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	515,286	$6,360,517
Shares issued to shareholders in reinvestment of dividends and distributions	38,065	466,990
Shares redeemed	(100,293)	(1,242,253)

Net increase (decrease)	453,058	$5,585,254

Year ended October 31, 2013:
Shares sold	554,284	$6,635,082
Shares issued to shareholders in reinvestment of dividends and distributions	42,306	493,183
Shares redeemed	(1,015,350)	(12,347,642)

Net increase (decrease)	(418,760)	$(5,219,377)

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,253,377	$17,224,275
Shares issued to shareholders in reinvestment of dividends and distributions	471,858	6,426,707
Shares redeemed	(687,080)	(9,425,745)

Net increase (decrease) in shares outstanding before conversion	1,038,155	14,225,237
Shares converted into Investor Class (See Note 1)	218,840	3,031,058
Shares converted from Investor Class (See Note 1)	(442,348)	(6,168,939)

Net increase (decrease)	814,647	$11,087,356

Year ended October 31, 2013:
Shares sold	2,215,603	$28,337,771
Shares issued to shareholders in reinvestment of dividends and distributions	188,799	2,256,148
Shares redeemed	(1,308,859)	(16,725,469)

Net increase (decrease) in shares outstanding before conversion	1,095,543	13,868,450
Shares converted into Investor Class (See Note 1)	421,382	5,432,541
Shares converted from Investor Class (See Note 1)	(873,668)	(11,373,572)

Net increase (decrease)	643,257	$7,927,419

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,146,661	$29,521,880
Shares issued to shareholders in reinvestment of dividends and distributions	1,122,217	15,271,224
Shares redeemed	(1,627,613)	(22,329,765)

Net increase (decrease) in shares outstanding before conversion	1,641,265	22,463,339
Shares converted into Class A (See Note 1)	557,734	7,761,696

Net increase (decrease)	2,198,999	$30,225,035

Year ended October 31, 2013:
Shares sold	3,263,093	$41,909,815
Shares issued to shareholders in reinvestment of dividends and distributions	429,179	5,124,343
Shares redeemed	(3,018,363)	(38,525,236)

Net increase (decrease) in shares outstanding before conversion	673,909	8,508,922
Shares converted into Class A (See Note 1)	1,074,951	13,960,175
Shares converted from Class A (See Note 1)	(94,415)	(1,238,601)

Net increase (decrease)	1,654,445	$21,230,496

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	589,095	$7,965,812
Shares issued to shareholders in reinvestment of dividends and distributions	275,569	3,724,256
Shares redeemed	(431,827)	(5,828,310)

Net increase (decrease) in shares outstanding before conversion	432,837	5,861,758
Shares converted from Class B (See Note 1)	(338,484)	(4,623,815)

Net increase (decrease)	94,353	$1,237,943

Year ended October 31, 2013:
Shares sold	1,142,716	$14,492,094
Shares issued to shareholders in reinvestment of dividends and distributions	92,864	1,101,391
Shares redeemed	(836,862)	(10,580,918)

Net increase (decrease) in shares outstanding before conversion	398,718	5,012,567
Shares converted from Class B (See Note 1)	(534,418)	(6,780,543)

Net increase (decrease)	(135,700)	$(1,767,976)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	664,242	$9,009,701
Shares issued to shareholders in reinvestment of dividends and distributions	174,144	2,352,683
Shares redeemed	(334,629)	(4,546,391)

Net increase (decrease)	503,757	$6,815,993

Year ended October 31, 2013:
Shares sold	1,141,514	$14,617,426
Shares issued to shareholders in reinvestment of dividends and distributions	46,979	557,173
Shares redeemed	(715,220)	(9,044,699)

Net increase (decrease)	473,273	$6,129,900

70	MainStay Asset Allocation Funds

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	344,925	$4,879,175
Shares issued to shareholders in reinvestment of dividends and distributions	42,934	586,906
Shares redeemed	(209,169)	(2,855,605)

Net increase (decrease)	178,690	$2,610,476

Year ended October 31, 2013:
Shares sold	97,152	$1,238,773
Shares issued to shareholders in reinvestment of dividends and distributions	24,938	298,752
Shares redeemed	(581,161)	(7,673,031)

Net increase (decrease)	(459,071)	$(6,135,506)

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,556,460	$22,986,337
Shares issued to shareholders in reinvestment of dividends and distributions	207,827	3,084,183
Shares redeemed	(890,782)	(13,126,321)

Net increase (decrease) in shares outstanding before conversion	873,505	12,944,199
Shares converted into Investor Class (See Note 1)	248,416	3,685,516
Shares converted from Investor Class (See Note 1)	(518,712)	(7,721,096)

Net increase (decrease)	603,209	$8,908,619

Year ended October 31, 2013:
Shares sold	2,328,000	$30,390,108
Shares issued to shareholders in reinvestment of dividends and distributions	190,103	2,266,026
Shares redeemed	(1,533,810)	(20,022,152)

Net increase (decrease) in shares outstanding before conversion	984,293	12,633,982
Shares converted into Investor Class (See Note 1)	500,396	6,633,766
Shares converted from Investor Class (See Note 1)	(1,229,510)	(16,378,570)

Net increase (decrease)	255,179	$2,889,178

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,911,064	$28,191,055
Shares issued to shareholders in reinvestment of dividends and distributions	321,609	4,772,716
Shares redeemed	(1,262,591)	(18,640,823)

Net increase (decrease) in shares outstanding before conversion	970,082	14,322,948
Shares converted into Class A (See Note 1)	646,728	9,617,625

Net increase (decrease)	1,616,810	$23,940,573

Year ended October 31, 2013:
Shares sold	2,367,871	$31,523,070
Shares issued to shareholders in reinvestment of dividends and distributions	257,563	3,070,138
Shares redeemed	(2,641,097)	(34,225,893)

Net increase (decrease) in shares outstanding before conversion	(15,663)	367,315
Shares converted into Class A (See Note 1)	1,379,099	18,377,987
Shares converted from Class A (See Note 1)	(90,182)	(1,226,480)

Net increase (decrease)	1,273,254	$17,518,822

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	596,382	$8,693,816
Shares issued to shareholders in reinvestment of dividends and distributions	83,883	1,233,076
Shares redeemed	(461,353)	(6,719,346)

Net increase (decrease) in shares outstanding before conversion	218,912	3,207,546
Shares converted from Class B (See Note 1)	(382,342)	(5,582,045)

Net increase (decrease)	(163,430)	$(2,374,499)

Year ended October 31, 2013:
Shares sold	1,099,550	$14,186,413
Shares issued to shareholders in reinvestment of dividends and distributions	73,284	865,485
Shares redeemed	(993,785)	(12,756,337)

Net increase (decrease) in shares outstanding before conversion	179,049	2,295,561
Shares converted from Class B (See Note 1)	(568,272)	(7,406,703)

Net increase (decrease)	(389,223)	$(5,111,142)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	587,341	$8,550,616
Shares issued to shareholders in reinvestment of dividends and distributions	31,293	459,694
Shares redeemed	(247,992)	(3,611,685)

Net increase (decrease)	370,642	$5,398,625

Year ended October 31, 2013:
Shares sold	758,800	$9,942,081
Shares issued to shareholders in reinvestment of dividends and distributions	20,973	247,588
Shares redeemed	(503,316)	(6,386,396)

Net increase (decrease)	276,457	$3,803,273

mainstayinvestments.com	71

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	196,439	$2,916,075
Shares issued to shareholders in reinvestment of dividends and distributions	3,446	51,512
Shares redeemed	(32,086)	(465,503)

Net increase (decrease)	167,799	$2,502,084

Year ended October 31, 2013:
Shares sold	69,965	$939,690
Shares issued to shareholders in reinvestment of dividends and distributions	2,088	25,059
Shares redeemed	(38,895)	(500,734)

Net increase (decrease)	33,158	$464,015

MainStay Growth Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	716,469	$10,872,533
Shares issued to shareholders in reinvestment of dividends and distributions	101,581	1,557,232
Shares redeemed	(490,110)	(7,422,976)

Net increase (decrease) in shares outstanding before conversion	327,940	5,006,789
Shares converted into Investor Class (See Note 1)	132,584	2,018,788
Shares converted from Investor Class (See Note 1)	(245,872)	(3,761,245)

Net increase (decrease)	214,652	$3,264,332

Year ended October 31, 2013:
Shares sold	1,260,739	$16,478,145
Shares issued to shareholders in reinvestment of dividends and distributions	73,083	860,919
Shares redeemed	(870,848)	(11,301,000)

Net increase (decrease) in shares outstanding before conversion	462,974	6,038,064
Shares converted into Investor Class (See Note 1)	231,841	3,073,956
Shares converted from Investor Class (See Note 1)	(650,021)	(8,825,116)

Net increase (decrease)	44,794	$286,904

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	719,853	$10,921,737
Shares issued to shareholders in reinvestment of dividends and distributions	120,416	1,845,953
Shares redeemed	(555,098)	(8,426,249)

Net increase (decrease) in shares outstanding before conversion	285,171	4,341,441
Shares converted into Class A (See Note 1)	291,523	4,456,035

Net increase (decrease)	576,694	$8,797,476

Year ended October 31, 2013:
Shares sold	987,214	$13,146,815
Shares issued to shareholders in reinvestment of dividends and distributions	76,262	898,446
Shares redeemed	(1,397,707)	(18,242,376)

Net increase (decrease) in shares outstanding before conversion	(334,231)	(4,197,115)
Shares converted into Class A (See Note 1)	727,438	9,874,015
Shares converted from Class A (See Note 1)	(28,891)	(401,016)

Net increase (decrease)	364,316	$5,275,884

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	337,599	$5,002,479
Shares issued to shareholders in reinvestment of dividends and distributions	35,702	536,606
Shares redeemed	(314,509)	(4,660,772)

Net increase (decrease) in shares outstanding before conversion	58,792	878,313
Shares converted from Class B (See Note 1)	(182,780)	(2,713,578)

Net increase (decrease)	(123,988)	$(1,835,265)

Year ended October 31, 2013:
Shares sold	644,099	$8,225,374
Shares issued to shareholders in reinvestment of dividends and distributions	15,621	180,585
Shares redeemed	(595,005)	(7,529,680)

Net increase (decrease) in shares outstanding before conversion	64,715	876,279
Shares converted from Class B (See Note 1)	(287,639)	(3,721,839)

Net increase (decrease)	(222,924)	$(2,845,560)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	220,052	$3,268,714
Shares issued to shareholders in reinvestment of dividends and distributions	11,251	169,331
Shares redeemed	(132,006)	(1,949,776)

Net increase (decrease)	99,297	$1,488,269

Year ended October 31, 2013:
Shares sold	332,401	$4,280,004
Shares issued to shareholders in reinvestment of dividends and distributions	3,984	46,096
Shares redeemed	(225,224)	(2,891,496)

Net increase (decrease)	111,161	$1,434,604

72	MainStay Asset Allocation Funds

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	28,318	$433,213
Shares issued to shareholders in reinvestment of dividends and distributions	2,979	46,197
Shares redeemed	(24,636)	(382,634)

Net increase (decrease)	6,661	$96,776

Year ended October 31, 2013:
Shares sold	40,373	$542,897
Shares issued to shareholders in reinvestment of dividends and distributions	2,229	26,546
Shares redeemed	(21,167)	(287,850)

Net increase (decrease)	21,435	$281,593

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	73

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds, and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Allocation Funds; (iv) the extent to which economies of scale may be realized as the Allocation Funds grow, and the extent to which economies of scale may benefit Allocation Fund investors; and (v) the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds, and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Allocation Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Allocation Funds under the terms of the Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Allocation Funds’ Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Allocation Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Allocation Funds, and noted that New York Life Investments is responsible for compensating the Allocation Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in

74	MainStay Asset Allocation Funds

serving as investment adviser to the Allocation Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds. In this regard, the Board considered the experience of the Allocation Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. The Board particularly considered detailed investment reports on the Allocation Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Allocation Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance, and the Allocation Funds’ investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance, as well as discussions between the Allocation Funds’ portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Allocation Fund investment performance, and the results of those actions.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment perform-

ance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds.

The Board noted that the Allocation Funds do not pay a management fee, but that shareholders of the Allocation Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Allocation Funds invest. The Board considered that the Allocation Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Funds. The Board also noted that the Allocation Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the

mainstayinvestments.com	75

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board considered whether the Allocation Funds’ expense structure permits economies of scale to be shared with Allocation Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Allocation Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board noted that the Allocation Funds do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Allocation Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Allocation Funds’ expense structures as the Allocation Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Allocation Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Allocation Funds’ net management fees and expenses.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Allocation Funds.

The Board considered that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances

76	MainStay Asset Allocation Funds

below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	77

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

78	MainStay Asset Allocation Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34097 MS164-14	MSAA10-06/14 NL0A2

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.64 1.40%	–4.01 –1.04%	3.26 3.90%	3.86 4.17%	0.97 0.97%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.65 1.39	–3.86 –0.89	3.37 4.01	3.93 4.24	0.76 0.76
Class I Shares	No Sales Charge		1.57	–0.55	4.40	4.62	0.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	1.74%	–0.26%	4.88%	4.83%
Average Lipper Core Bond Fund[5]	2.08	–0.15	6.25	4.41

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The average Lipper core bond fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,014.00	$4.59	$1,020.20	$4.61

Class A Shares	$1,000.00	$1,013.90	$3.84	$1,021.00	$3.86

Class I Shares	$1,000.00	$1,015.70	$2.10	$1,022.70	$2.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.77% for Class A and 0.42% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–3.375%, due 7/31/15–2/15/24

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.238%–8.00%, due 6/1/15–1/1/44

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.415%–8.00%, due 6/1/14–9/1/43

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–11/20/43

5.	Federal Home Loan Mortgage Corporation, 0.875%–5.125%, due 1/15/15–1/13/22
6.	United States Treasury Bonds, 3.125%–4.75%, due 2/15/41–2/15/44

7.	Federal National Mortgage Association, 0.875%–6.21%, due 6/12/17–8/6/38

8.	iShares IBOXX Investment Grade Corporate Bond Fund

9.	Bank of America Corp., 2.00%–5.70%, due 12/1/15–1/24/22

10.	Federal Republic of Brazil, 4.875%–6.00%, due 1/17/17–1/22/21

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Indexed Bond Fund returned 1.40% for Investor Class shares and 1.39% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 1.57%. All share classes underperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index1 and the 2.08% return of the average Lipper2 core bond fund for the six months ended April 30, 2014. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses and fees that the Index does not, the Fund’s net performance will typically lag that of the Index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

As of May 1, 2014, the Fund’s portfolio managers transitioned from an unincorporated division within New York Life Investments3 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated February 28, 2014.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

Credit spreads4 tightened during the reporting period led by lower-quality assets. Within the U.S. credit component of the

Barclays U.S. Aggregate Bond Index, BBB5 credit spreads narrowed the most by 39 basis points during the reporting period, followed by single-A credits, where spreads narrowed by 23 basis points. (A basis point is one-hundredth of a percentage point.) AA-rated credit spreads narrowed by 17 basis points during the reporting period. Credit spreads with an average AAA rating tightened by 6 basis points.

What was the Fund’s duration6 strategy during the reporting period?

The Indexed Bond Fund utilizes a passive strategy that seeks to replicate the duration of the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s duration was 5.25 years, which was the same as the Index.

Which market sectors made the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

During the reporting period all of the broad sectors in the Barclays U.S. Aggregate Bond Index produced positive total returns. The U.S. credit sectors, led by utilities and industrials, outperformed all other asset classes in the Barclays U.S. Aggregate Bond Index. Within securitized products, commercial mortgage-backed securities outperformed other mortgage-backed securities and asset-backed securities. U.S. government agencies marginally outperformed U.S. Treasury securities during the reporting period.

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 96.4%† Asset-Backed Securities 0.6%
Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$41,891	$46,500

Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.702%, due 6/15/20 (a)	600,000	601,616

Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.603%, due 1/7/25 (a)(b)	900,000	901,083

Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)(d)	89,869	92,378
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (d)	45,407	46,930
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.91%, due 6/25/33 (c)(d)	96,707	100,423

		239,731

Other ABS 0.1%
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF3 4.634%, due 3/25/47 (c)(d)	500,000	374,447

Total Asset-Backed Securities (Cost $2,271,300)		2,163,377

Corporate Bonds 23.2%
Aerospace & Defense 0.4%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	317,713
General Dynamics Corp. 3.60%, due 11/15/42	250,000	226,327
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	110,494
Lockheed Martin Corp. 4.85%, due 9/15/41	100,000	107,937
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	111,453

	Principal Amount	Value

Aerospace & Defense (continued)
United Technologies Corp. 3.10%, due 6/1/22	$300,000	$303,041
4.50%, due 4/15/20	200,000	222,425
4.50%, due 6/1/42	100,000	104,061

		1,503,451

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	222,387

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	62,774

Auto Manufacturers 0.1%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	225,427

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc. 5.50%, due 1/15/16	50,000	53,842
6.00%, due 1/15/36	50,000	58,924

		112,766

Banks 5.0%
♦Bank of America Corp. 2.00%, due 1/11/18	1,250,000	1,252,169
5.25%, due 12/1/15	200,000	212,582
5.42%, due 3/15/17	900,000	990,609
5.70%, due 1/24/22	325,000	372,090
Bank of Nova Scotia 1.95%, due 1/30/17 (b)	250,000	256,350
Barclays Bank PLC 2.50%, due 2/20/19	500,000	504,943
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	245,323
Capital One Financial Corp. 1.00%, due 11/6/15	250,000	250,565
5.25%, due 2/21/17	100,000	109,779
Citigroup, Inc. 4.45%, due 1/10/17	100,000	108,013
4.50%, due 1/14/22	200,000	213,825
4.875%, due 5/7/15	350,000	363,830
5.875%, due 2/22/33	450,000	487,210
6.125%, due 11/21/17	500,000	571,455
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	300,000	328,051
5.75%, due 12/1/43	250,000	279,172

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2014, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Deutsche Bank A.G. 6.00%, due 9/1/17	$325,000	$370,020
Fifth Third Bank 4.75%, due 2/1/15	250,000	257,916
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	150,000	148,746
5.95%, due 1/18/18	500,000	568,203
6.00%, due 6/15/20	900,000	1,040,424
6.25%, due 9/1/17	200,000	228,546
JPMorgan Chase & Co.
4.40%, due 7/22/20	750,000	818,395
4.85%, due 2/1/44	250,000	257,966
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	894,998
Korea Development Bank 4.375%, due 8/10/15	300,000	313,114
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	952,110
Series G 4.875%, due 1/17/17	850,000	940,967
Landwirtschaftliche Rentenbank 5.125%, due 2/1/17	475,000	529,383
Morgan Stanley 5.50%, due 7/24/20	1,000,000	1,134,723
6.25%, due 8/28/17	300,000	343,235
Northern Trust Corp. 3.45%, due 11/4/20	100,000	105,476
PNC Bank N.A. 5.25%, due 1/15/17	175,000	192,881
PNC Funding Corp. 5.125%, due 2/8/20	100,000	113,187
Royal Bank of Scotland PLC (The) 4.375%, due 3/16/16	200,000	212,784
5.05%, due 1/8/15	100,000	102,531
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	113,250
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	16,399
UBS A.G. 5.875%, due 7/15/16	125,000	137,507
5.875%, due 12/20/17	200,000	228,748
7.75%, due 9/1/26	100,000	128,845
Wachovia Bank N.A. 5.60%, due 3/15/16	200,000	217,353
Wachovia Corp. 5.50%, due 8/1/35	125,000	138,144
Wells Fargo & Co. 4.48%, due 1/16/24	103,000	107,413
4.60%, due 4/1/21	250,000	276,950

	Principal Amount	Value

Banks (continued)
Wells Fargo Bank N.A. 5.95%, due 8/26/36	$150,000	$185,250
Westpac Banking Corp. 3.00%, due 12/9/15	300,000	311,373

		17,932,803

Beverages 0.4%
Anheuser-Busch Cos. LLC 6.45%, due 9/1/37	300,000	390,631
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	181,793
Beam, Inc. 5.375%, due 1/15/16	18,000	19,188
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	45,561
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	284,349
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	79,277
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	563,372

		1,564,171

Biotechnology 0.1%
Amgen, Inc.
3.45%, due 10/1/20	150,000	155,494
5.85%, due 6/1/17	150,000	169,743
6.40%, due 2/1/39	100,000	123,841

		449,078

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	100,000	105,118
6.00%, due 9/30/16	100,000	111,187
Lafarge S.A. 6.50%, due 7/15/16	50,000	55,000
7.125%, due 7/15/36	50,000	56,687

		327,992

Chemicals 0.3%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	369,768
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	105,391
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	52,782
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	207,195
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	166,128
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	132,783

		1,034,047

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	$3,000	$3,120
Western Union Co. (The) 5.93%, due 10/1/16	130,000	143,495

		146,615

Computers 0.2%
Hewlett-Packard Co. 2.20%, due 12/1/15	150,000	153,350
4.375%, due 9/15/21	150,000	158,370
International Business Machines Corp. 5.70%, due 9/14/17	250,000	285,996
5.875%, due 11/29/32	100,000	124,693
6.50%, due 1/15/28	100,000	127,775

		850,184

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	103,415
Procter & Gamble Co. (The) 5.55%, due 3/5/37	100,000	120,511

		223,926

Diversified Financial Services 0.4%
General Electric Capital Corp. 5.875%, due 1/14/38	625,000	748,287
Series A 6.75%, due 3/15/32	650,000	847,018

		1,595,305

Electric 2.1%
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	101,512
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	114,639
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	135,562
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	172,757
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	353,902
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	127,047
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	231,972
Duke Energy Florida, Inc. 6.35%, due 9/15/37	200,000	260,371
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	263,285

	Principal Amount	Value

Electric (continued)
FirstEnergy Corp. 4.25%, due 3/15/23	$75,000	$73,705
Series C 7.375%, due 11/15/31	200,000	232,174
Florida Power & Light Co. 3.80%, due 12/15/42	300,000	281,511
5.55%, due 11/1/17	100,000	113,521
Georgia Power Co. 4.75%, due 9/1/40	250,000	263,520
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	41,949
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	101,475
Nevada Power Co. 6.50%, due 8/1/18	150,000	177,897
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	307,575
Nisource Finance Corp. 4.80%, due 2/15/44	175,000	171,973
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	191,176
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	125,751
Pacific Gas & Electric Co. 3.25%, due 9/15/21	175,000	175,591
5.625%, due 11/30/17	500,000	567,802
PacifiCorp 6.25%, due 10/15/37	350,000	451,354
Peco Energy Co. 5.95%, due 10/1/36	150,000	186,591
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	204,568
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	202,005
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	134,978
PSEG Power LLC 5.125%, due 4/15/20	80,000	87,457
8.625%, due 4/15/31	50,000	71,632
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	114,607
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	129,396
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	206,153
Scottish Power, Ltd. 5.375%, due 3/15/15	100,000	103,902
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	125,827

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Southern California Edison Co. 4.50%, due 9/1/40	$175,000	$181,863
Union Electric Co. 5.40%, due 2/1/16	100,000	107,622
Virginia Electric and Power Co. 6.00%, due 1/15/36	100,000	124,133
6.00%, due 5/15/37	175,000	218,189
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	225,267
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	194,268

		7,656,479

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	162,328

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	121,888
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	100,000	133,073
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	250,000	260,653

		515,614

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	193,557
Waste Management, Inc. 2.60%, due 9/1/16	100,000	103,737
7.125%, due 12/15/17	100,000	116,990
7.75%, due 5/15/32	75,000	104,873

		519,157

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC 4.25%, due 2/3/17	950,000	1,022,002
4.375%, due 8/6/23	200,000	209,564
Toyota Motor Credit Corp. 2.80%, due 1/11/16	100,000	103,733
3.40%, due 9/15/21	200,000	206,477

		1,541,776

Finance—Consumer Loans 0.5%
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,182,929
SLM Corp. 5.625%, due 8/1/33	250,000	218,750

	Principal Amount	Value

Finance—Consumer Loans (continued)
Springleaf Finance Corp. Series I 5.40%, due 12/1/15	$350,000	$365,750

		1,767,429

Finance—Credit Card 0.2%
American Express Co. 6.15%, due 8/28/17	625,000	718,958

Finance—Investment Banker/Broker 0.2%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	400,000	475,740
Merrill Lynch & Co., Inc. 5.70%, due 5/2/17	100,000	110,682

		586,422

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	107,275

Food 0.7%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	122,357
General Mills, Inc. 5.70%, due 2/15/17	300,000	336,736
Hershey Co. (The) 5.45%, due 9/1/16	100,000	110,144
Ingredion, Inc. 4.625%, due 11/1/20	50,000	53,297
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	94,796
Kraft Foods Group, Inc. 3.50%, due 6/6/22	200,000	203,274
6.125%, due 8/23/18	332,000	388,436
Kroger Co. (The) 6.40%, due 8/15/17	225,000	258,930
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	307,194
Safeway, Inc. 5.00%, due 8/15/19	100,000	103,217
6.35%, due 8/15/17	100,000	114,301
Sysco Corp. 5.375%, due 9/21/35	100,000	112,658
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	129,302

		2,334,642

Forest Products & Paper 0.1%
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	51,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper (continued)
International Paper Co. 4.75%, due 2/15/22	$100,000	$109,681
5.25%, due 4/1/16	150,000	161,237

		322,781

Health Care—Products 0.2%
Baxter International, Inc. 4.625%, due 3/15/15	150,000	155,391
5.90%, due 9/1/16	100,000	111,248
Becton Dickinson and Co. 3.125%, due 11/8/21	100,000	101,998
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	172,170
Medtronic, Inc. 2.75%, due 4/1/23	250,000	239,690

		780,497

Health Care—Services 0.4%
Aetna, Inc. 4.125%, due 6/1/21	175,000	188,642
CIGNA Corp. 5.125%, due 6/15/20	150,000	168,915
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	106,992
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	108,002
UnitedHealth Group, Inc. 2.875%, due 3/15/22	200,000	195,540
6.00%, due 6/15/17	330,000	376,879
WellPoint, Inc. 5.95%, due 12/15/34	250,000	294,225

		1,439,195

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	52,250

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	121,283

Insurance 0.7%
ACE INA Holdings, Inc.
2.60%, due 11/23/15	100,000	103,068
5.70%, due 2/15/17	60,000	67,295
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	115,207
American International Group, Inc. 5.85%, due 1/16/18	300,000	342,445
6.25%, due 5/1/36	200,000	251,118

	Principal Amount	Value

Insurance (continued)
AXA S.A. 8.60%, due 12/15/30	$105,000	$135,975
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	250,000	247,750
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	114,941
Genworth Holdings, Inc. 5.75%, due 6/15/14	31,000	31,184
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	171,358
Lincoln National Corp. 4.85%, due 6/24/21	25,000	27,616
Loews Corp. 4.125%, due 5/15/43	125,000	114,963
MetLife, Inc. 4.75%, due 2/8/21	200,000	221,933
5.70%, due 6/15/35	100,000	117,741
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	26,197
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	120,150
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	63,495
Prudential Financial, Inc. 5.70%, due 12/14/36	200,000	232,238
Travelers Cos., Inc. (The) 6.75%, due 6/20/36	75,000	100,917

		2,605,591

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	51,270

Iron & Steel 0.3%
ArcelorMittal 6.125%, due 6/1/18	300,000	328,875
Nucor Corp. 4.125%, due 9/15/22	50,000	51,887
Vale Overseas, Ltd. 4.375%, due 1/11/22	100,000	101,346
6.25%, due 1/23/17	600,000	671,249

		1,153,357

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	342,000	312,718

Machinery—Diversified 0.1%
Deere & Co. 4.375%, due 10/16/19	100,000	110,941
7.125%, due 3/3/31	125,000	169,694

		280,635

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media 1.1%
21st Century Fox America, Inc. 6.40%, due 12/15/35	$175,000	$212,376
CBS Corp. 4.85%, due 7/1/42	100,000	98,772
Comcast Corp. 5.65%, due 6/15/35	325,000	374,575
6.45%, due 3/15/37	250,000	313,713
COX Communications, Inc. 5.45%, due 12/15/14	32,000	32,941
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.20%, due 3/15/20	250,000	276,088
Discovery Communications LLC 6.35%, due 6/1/40	105,000	125,165
Historic TW, Inc. 6.625%, due 5/15/29	250,000	308,879
NBC Universal Media LLC 5.15%, due 4/30/20	300,000	342,500
News America, Inc. 4.50%, due 2/15/21	100,000	109,277
7.25%, due 5/18/18	100,000	120,558
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	116,236
Time Warner Cable, Inc. 5.00%, due 2/1/20	250,000	279,796
6.55%, due 5/1/37	275,000	337,140
Time Warner, Inc. 7.625%, due 4/15/31	375,000	510,676
Viacom, Inc. 4.375%, due 3/15/43	354,000	324,886

		3,883,578

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 3.90%, due 1/15/43	125,000	118,362

Mining 0.5%
Alcoa, Inc. 5.72%, due 2/23/19	287,000	314,902
5.95%, due 2/1/37	100,000	96,365
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	152,213
Freeport-McMoRan Copper & Gold, Inc. 3.875%, due 3/15/23	150,000	146,009
5.45%, due 3/15/43	150,000	152,813
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	99,573
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	164,298
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	56,104

	Principal Amount	Value

Mining (continued)
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	$400,000	$403,902
Teck Resources, Ltd. 3.75%, due 2/1/23	250,000	238,343

		1,824,522

Miscellaneous—Manufacturing 0.2%
Cooper U.S., Inc. 2.375%, due 1/15/16	125,000	128,417
Danaher Corp. 3.90%, due 6/23/21	50,000	53,332
5.625%, due 1/15/18	100,000	113,876
Dover Corp. 5.45%, due 3/15/18	100,000	113,111
Ingersoll-Rand PLC 4.75%, due 5/15/15	150,000	156,197

		564,933

Multi-National 0.5%
European Investment Bank 2.25%, due 3/15/16	1,100,000	1,136,443
2.875%, due 9/15/20	300,000	310,050
International Bank for Reconstruction & Development (zero coupon), due 3/11/31	504,000	247,413

		1,693,906

Office & Business Equipment 0.1%
Xerox Corp. 6.35%, due 5/15/18	100,000	116,413
6.40%, due 3/15/16	160,000	175,832

		292,245

Oil & Gas 1.7%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	475,000	529,389
6.45%, due 9/15/36	150,000	185,342
Apache Corp.
3.625%, due 2/1/21	250,000	264,506
4.75%, due 4/15/43	100,000	103,322
BP Capital Markets PLC 4.50%, due 10/1/20	250,000	275,673
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	138,127
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	127,287
Chevron Corp. 4.95%, due 3/3/19	125,000	142,687
ConocoPhillips 5.90%, due 10/15/32	350,000	425,808
Devon Energy Corp. 4.00%, due 7/15/21	200,000	210,621
7.95%, due 4/15/32	50,000	69,848

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Encana Corp. 6.50%, due 2/1/38	$125,000	$154,273
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	216,144
Hess Corp. 7.30%, due 8/15/31	100,000	128,423
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	125,176
Marathon Petroleum Corp. 3.50%, due 3/1/16	50,000	52,281
5.125%, due 3/1/21	100,000	112,115
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	174,722
Pemex Project Funding Master Trust 6.625%, due 6/15/35	500,000	560,000
Petrobras International Finance Co. 5.875%, due 3/1/18	475,000	513,228
Phillips 66 5.875%, due 5/1/42	200,000	237,053
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	327,153
Total Capital International S.A. 1.55%, due 6/28/17	250,000	252,898
Total Capital S.A. 2.30%, due 3/15/16	200,000	206,667
Transocean, Inc. 6.00%, due 3/15/18	175,000	195,416
7.375%, due 4/15/18	100,000	115,712
Valero Energy Corp. 6.625%, due 6/15/37	100,000	122,574
7.50%, due 4/15/32	100,000	129,375

		6,095,820

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	225,155
Halliburton Co. 6.15%, due 9/15/19	250,000	297,296
Weatherford International LLC 6.35%, due 6/15/17	225,000	256,396

		778,847

Pharmaceuticals 0.9%
AbbVie, Inc. 4.40%, due 11/6/42	200,000	200,301
Allergan, Inc. 5.75%, due 4/1/16	50,000	54,205
AstraZeneca PLC 6.45%, due 9/15/37	100,000	128,851
Bristol-Myers Squibb Co. 5.875%, due 11/15/36	75,000	91,311
7.15%, due 6/15/23	50,000	63,691

	Principal Amount	Value

Pharmaceuticals (continued)
Cardinal Health, Inc. 4.00%, due 6/15/15	$200,000	$206,910
Eli Lilly & Co. 7.125%, due 6/1/25	175,000	229,831
Express Scripts Holding Co. 6.125%, due 11/15/41	150,000	181,475
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	161,373
Johnson & Johnson 6.95%, due 9/1/29	100,000	136,357
McKesson Corp. 5.70%, due 3/1/17	50,000	55,482
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	204,806
Merck & Co., Inc. 4.15%, due 5/18/43	200,000	196,329
Merck Sharp & Dohme Corp. 4.75%, due 3/1/15	100,000	103,644
5.00%, due 6/30/19	250,000	284,170
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	225,000	256,674
Teva Pharmaceutical Finance II B.V. 3.65%, due 11/10/21	100,000	102,260
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	180,000	185,019
Wyeth LLC 6.00%, due 2/15/36	200,000	247,077
6.45%, due 2/1/24	100,000	122,790

		3,212,556

Pipelines 0.6%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	200,000	218,674
5.95%, due 2/1/15	130,000	134,902
6.70%, due 7/1/18	100,000	116,044
Enterprise Products Operating LLC
4.85%, due 3/15/44	100,000	102,198
Series B 6.875%, due 3/1/33	200,000	255,081
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	324,706
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	224,581
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	80,980
Spectra Energy Capital LLC 6.20%, due 4/15/18	50,000	57,148
6.75%, due 2/15/32	125,000	141,181
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	350,483

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Williams Cos., Inc. (The) 8.75%, due 3/15/32	$114,000	$141,685

		2,147,663

Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	53,091
Camden Property Trust 5.00%, due 6/15/15	100,000	104,649
ERP Operating, L.P. 5.125%, due 3/15/16	50,000	53,901
5.375%, due 8/1/16	50,000	54,926
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	54,381
ProLogis, L.P. 6.625%, due 5/15/18	45,000	52,464
Simon Property Group, L.P. 3.375%, due 3/15/22	400,000	407,469
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	130,777

		911,658

Retail 0.8%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	112,468
CVS Caremark Corp. 4.75%, due 5/18/20	250,000	277,182
6.25%, due 6/1/27	175,000	215,223
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	306,540
Lowe’s Cos., Inc. 6.65%, due 9/15/37	100,000	130,000
6.875%, due 2/15/28	150,000	188,971
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	236,858
McDonald’s Corp. 5.80%, due 10/15/17	300,000	344,414
Target Corp. 6.50%, due 10/15/37	150,000	190,855
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	400,000	443,951
6.50%, due 8/15/37	175,000	229,079
Yum! Brands, Inc. 6.25%, due 3/15/18	29,000	33,058

		2,708,599

Software 0.3%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	99,510
Microsoft Corp. 3.00%, due 10/1/20	300,000	310,613

	Principal Amount	Value

Software (continued)
Oracle Corp. 5.00%, due 7/8/19	$400,000	$454,683
5.25%, due 1/15/16	200,000	215,730

		1,080,536

Telecommunications 1.9%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	193,333
AT&T, Inc. 4.35%, due 6/15/45	666,000	599,888
5.55%, due 8/15/41	100,000	106,724
6.30%, due 1/15/38	300,000	350,040
BellSouth Corp. 6.00%, due 11/15/34	6,000	6,665
6.875%, due 10/15/31	14,000	16,577
British Telecommunications PLC 9.625%, due 12/15/30	100,000	157,741
Cisco Systems, Inc. 4.45%, due 1/15/20	250,000	276,408
5.50%, due 2/22/16	450,000	490,132
Deutsche Telekom International Finance B.V. 5.75%, due 3/23/16	325,000	354,442
6.00%, due 7/8/19	250,000	293,801
Embarq Corp. 7.995%, due 6/1/36	200,000	213,722
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	126,175
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	147,459
Orange S.A. 9.00%, due 3/1/31	250,000	367,958
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	268,135
Telecom Italia Capital S.A. 6.00%, due 9/30/34	100,000	96,500
6.375%, due 11/15/33	175,000	176,750
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	124,525
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	265,560
Verizon Communications, Inc. 2.45%, due 11/1/22	100,000	92,641
5.15%, due 9/15/23	350,000	385,818
5.85%, due 9/15/35	300,000	338,720
6.40%, due 2/15/38	175,000	209,371
6.55%, due 9/15/43	475,000	585,910
7.75%, due 12/1/30	100,000	134,410
Vodafone Group PLC 6.15%, due 2/27/37	125,000	144,969
7.875%, due 2/15/30	100,000	135,075

		6,659,449

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation 0.5%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	$300,000	$350,951
6.15%, due 5/1/37	175,000	212,936
6.20%, due 8/15/36	50,000	60,909
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	152,355
CSX Corp. 5.60%, due 5/1/17	100,000	112,147
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	141,390
FedEx Corp. 8.00%, due 1/15/19	50,000	62,533
Norfolk Southern Corp. 2.903%, due 2/15/23	106,000	102,046
4.837%, due 10/1/41	128,000	133,087
Union Pacific Corp. 4.163%, due 7/15/22	150,000	160,630
United Parcel Service, Inc. 6.20%, due 1/15/38	300,000	383,599

		1,872,583

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	200,297

Total Corporate Bonds (Cost $76,532,410)		83,326,137

Foreign Government Bonds 2.3%
Foreign Governments 2.3%
Colombia Government International Bond 4.00%, due 2/26/24	500,000	504,250
♦Federal Republic of Brazil
4.875%, due 1/22/21	750,000	810,000
6.00%, due 1/17/17	1,350,000	1,501,875
Panama Government International Bond 5.20%, due 1/30/20	375,000	415,781
Philippine Government International Bond 4.20%, due 1/21/24	625,000	647,657
Poland Government International Bond
3.00%, due 3/17/23	150,000	140,700
5.125%, due 4/21/21	200,000	221,750
Province of Manitoba 1.30%, due 4/3/17	100,000	100,877
Province of Ontario
4.00%, due 10/7/19	225,000	246,215
4.95%, due 11/28/16	350,000	386,257
Province of Quebec Series NJ 7.50%, due 7/15/23	302,000	395,904

	Principal Amount	Value

Foreign Governments (continued)
Republic of Italy 6.875%, due 9/27/23	$375,000	$463,265
Republic of Peru 7.35%, due 7/21/25	275,000	360,250
Svensk Exportkredit AB 5.125%, due 3/1/17	200,000	222,856
Turkey Government International Bond 4.875%, due 4/16/43	425,000	383,745
United Mexican States
5.125%, due 1/15/20	1,000,000	1,118,750
5.625%, due 1/15/17	400,000	445,000

Total Foreign Government Bonds (Cost $7,975,770)		8,365,132

Mortgage-Backed Securities 2.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.2%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	815,163	815,196
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	1,000,000	1,093,294
GS Mortgage Securities Trust Series 2006-GG6, Class AM 5.598%, due 4/10/38 (a)	1,200,000	1,287,360
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,361,164
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46	1,200,000	1,276,523
Morgan Stanley Capital I, Inc.
Series 2006-HQ8, Class AM 5.465%, due 3/12/44 (e)	1,200,000	1,286,060
Series 2006-IQ11, Class A4 5.654%, due 10/15/42 (e)	764,696	811,662

Total Mortgage-Backed Securities (Cost $6,876,834)		7,931,259

Municipal Bonds 1.0%
Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,106,150

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	$500,000	$548,315

Kansas 0.3%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,064,990

Texas 0.3%
Texas Transportation Commission 5.178%, due 4/1/30	900,000	1,050,030

Total Municipal Bonds (Cost $3,616,138)		3,769,485

U.S. Government & Federal Agencies 66.2%
♦Federal Home Loan Mortgage Corporation 2.5%
0.875%, due 3/7/18	1,000,000	980,889
1.125%, due 5/25/18	500,000	491,785
2.375%, due 1/13/22	950,000	935,629
3.75%, due 3/27/19	1,100,000	1,204,148
4.50%, due 1/15/15	1,500,000	1,546,573
4.75%, due 1/19/16	1,500,000	1,616,355
5.125%, due 10/18/16	1,930,000	2,140,835

		8,916,214

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.415%, due 12/1/41 (a)	857,372	879,748
2.50%, due 6/1/28	1,334,410	1,343,764
3.00%, due 11/1/26 TBA (f)	1,300,000	1,339,152
3.00%, due 7/1/43	295,822	288,360
3.00%, due 8/1/43	3,216,508	3,135,374
3.00%, due 9/1/43	493,688	481,236
3.50%, due 4/1/26	455,870	479,342
3.50%, due 5/1/26	187,786	197,441
3.50%, due 4/1/32	727,886	756,186
3.50%, due 4/1/41	237,196	240,880
3.50%, due 3/1/42	390,218	396,279
3.50%, due 4/1/42	576,948	585,909
3.50%, due 4/1/42 TBA (f)	2,600,000	2,628,742
4.00%, due 8/1/18	181,039	192,114
4.00%, due 6/1/24	208,536	221,711
4.00%, due 4/1/26	206,798	219,742
4.00%, due 2/1/31	314,699	334,497
4.00%, due 7/1/39	683,985	716,045
4.00%, due 12/1/40	1,484,388	1,554,249
4.00%, due 2/1/41	304,647	318,966
4.00%, due 7/1/41 TBA (f)	900,000	938,426

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 5/1/42	$313,271	$328,014
4.50%, due 5/1/25	214,618	228,814
4.50%, due 7/1/30	213,318	233,741
4.50%, due 6/1/34	122,360	131,471
4.50%, due 6/1/35	117,553	126,531
4.50%, due 8/1/35	167,423	180,256
4.50%, due 7/1/39	15,267	16,406
4.50%, due 8/1/39	272,476	292,676
4.50%, due 1/1/40	699,032	751,312
4.50%, due 8/1/40	1,592,959	1,713,142
4.50%, due 2/1/41	12,248	13,166
5.00%, due 1/1/25	335,123	364,600
5.00%, due 8/1/30	222,793	246,007
5.00%, due 8/1/35	1,151,096	1,261,494
5.00%, due 6/1/37	246,064	268,694
5.00%, due 2/1/41	452,710	496,793
5.50%, due 2/1/18	61,479	65,222
5.50%, due 3/1/23	33,530	36,589
5.50%, due 6/1/23	98,243	107,178
5.50%, due 11/1/27	117,605	130,056
5.50%, due 9/1/35	148,303	164,659
5.50%, due 4/1/37	596,021	655,791
5.50%, due 4/1/38	144,536	159,313
5.50%, due 8/1/38	140,954	155,140
5.63%, due 4/1/39 (a)	130,846	137,303
6.00%, due 8/1/17	52,962	55,016
6.00%, due 6/1/21	29,395	32,199
6.00%, due 9/1/21	42,947	46,286
6.00%, due 11/1/22	43,696	48,314
6.00%, due 2/1/37	252,600	281,880
6.00%, due 12/1/39	207,028	230,360
6.00%, due 5/1/40	495,892	556,931
6.056%, due 10/1/36 (a)	98,711	103,844
6.50%, due 6/1/14	35	35
6.50%, due 4/1/17	2,005	2,098
6.50%, due 5/1/17	11,086	11,600
6.50%, due 11/1/25	12,147	13,666
6.50%, due 5/1/26	945	1,063
6.50%, due 3/1/27	6,188	6,964
6.50%, due 5/1/31	6,419	7,223
6.50%, due 8/1/31	3,453	3,884
6.50%, due 1/1/32	34,540	39,711
6.50%, due 3/1/32	29,559	33,274
6.50%, due 4/1/32	15,762	18,087
6.50%, due 7/1/32	26,971	30,374
6.50%, due 1/1/34	37,494	42,235
6.50%, due 1/1/37	100,459	112,899
6.50%, due 9/1/37	52,882	59,375
7.00%, due 4/1/26	3,533	4,069
7.00%, due 7/1/26	392	438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
7.00%, due 12/1/27	$4,505	$5,091
7.00%, due 1/1/30	2,505	2,751
7.00%, due 3/1/31	23,533	26,366
7.00%, due 10/1/31	7,760	9,050
7.00%, due 3/1/32	29,687	34,036
7.00%, due 9/1/33	193,669	219,856
7.00%, due 11/1/36	34,415	37,814
7.00%, due 12/1/37	115,219	133,954
7.50%, due 1/1/16	653	672
7.50%, due 1/1/26	943	1,090
7.50%, due 2/1/32	16,704	19,120
8.00%, due 7/1/26	285	317

		27,744,473

♦Federal National Mortgage Association 1.5%
0.875%, due 10/26/17	1,000,000	988,756
0.875%, due 5/21/18	1,000,000	976,310
1.00%, due 12/28/17	650,000	642,081
1.00%, due 2/15/18	1,000,000	982,818
5.375%, due 6/12/17	1,100,000	1,246,525
6.21%, due 8/6/38	475,000	634,293

		5,470,783

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.6%
2.238%, due 12/1/41 (a)	713,816	738,279
2.50%, due 2/1/28	855,399	861,527
2.50%, due 5/1/28	2,102,069	2,117,128
2.50%, due 9/1/28	1,242,475	1,251,376
2.50%, due 5/1/43	294,968	275,459
3.00%, due 5/1/27 TBA (f)	2,200,000	2,270,297
3.00%, due 3/1/43	296,404	289,116
3.00%, due 7/1/43	2,944,466	2,872,157
3.00%, due 8/1/43	2,545,188	2,482,665
3.00%, due 9/1/43	1,370,541	1,336,848
3.459%, due 8/1/40 (a)	311,660	332,066
3.50%, due 11/1/25	1,055,597	1,112,176
3.50%, due 7/1/26 TBA (f)	300,000	315,937
3.50%, due 5/1/31	438,613	456,345
3.50%, due 12/1/40	615,910	625,694
3.50%, due 1/1/41	350,182	355,763
3.50%, due 2/1/41	348,635	354,149
3.50%, due 12/1/41	891,942	906,092
3.50%, due 3/1/42	672,572	683,242
3.50%, due 4/1/42 TBA (f)	200,000	202,297
3.50%, due 10/1/43	3,839,726	3,900,440
3.50%, due 1/1/44	296,836	301,553
4.00%, due 3/1/22	162,837	174,448
4.00%, due 3/1/25	644,015	684,046
4.00%, due 6/1/30	106,130	112,811

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 1/1/31	$232,810	$247,728
4.00%, due 6/1/39	749,228	784,878
4.00%, due 12/1/39	689,731	723,279
4.00%, due 7/1/40	447,021	468,258
4.00%, due 9/1/40	2,553,336	2,676,480
4.00%, due 3/1/41	902,788	946,333
4.00%, due 10/1/41 TBA (f)	1,900,000	1,983,793
4.50%, due 5/1/19	7,766	8,247
4.50%, due 11/1/22	8,476	9,016
4.50%, due 2/1/23	29,636	31,462
4.50%, due 3/1/23	29,555	31,484
4.50%, due 6/1/23	272,729	290,450
4.50%, due 4/1/24	234,055	250,793
4.50%, due 3/1/30	258,963	282,572
4.50%, due 1/1/40 TBA (f)	2,250,000	2,407,500
4.50%, due 3/1/40	1,652,985	1,786,517
4.50%, due 4/1/41	305,717	325,089
4.50%, due 5/1/41	808,453	871,363
5.00%, due 3/1/21	6,421	6,822
5.00%, due 6/1/22	78,496	85,435
5.00%, due 4/1/23	63,130	67,071
5.00%, due 7/1/23	69,142	75,231
5.00%, due 8/1/23	62,934	66,850
5.00%, due 1/1/24	117,015	127,309
5.00%, due 11/1/29	197,433	217,498
5.00%, due 7/1/30	145,845	161,612
5.00%, due 7/1/35	284,936	313,711
5.00%, due 8/1/35	289,552	318,040
5.00%, due 11/1/35	185,152	203,590
5.00%, due 2/1/36	439,307	482,961
5.00%, due 7/1/36	263,590	290,449
5.00%, due 7/1/37	814,463	898,242
5.00%, due 8/1/38	357,481	392,853
5.00%, due 7/1/39	368,756	403,552
5.00%, due 9/1/40	162,326	178,504
5.50%, due 8/1/17	7,448	7,916
5.50%, due 7/1/22	143,399	154,501
5.50%, due 11/1/23	34,487	37,617
5.50%, due 4/1/30	228,621	254,252
5.50%, due 12/1/34	316,994	353,018
5.50%, due 5/1/35	154,058	170,009
5.50%, due 6/1/35	51,197	56,984
5.50%, due 8/1/35	47,266	52,591
5.50%, due 11/1/36	72,355	79,831
5.50%, due 8/1/37	647,333	723,294
5.50%, due 3/1/38	700,277	772,633
5.50%, due 2/1/39	103,464	114,963
5.50%, due 7/1/40	181,817	202,188
6.00%, due 6/1/16	5,501	5,662
6.00%, due 7/1/16	3,789	3,912

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 9/1/16	$2,596	$2,683
6.00%, due 9/1/17	3,994	4,102
6.00%, due 7/1/36	81,359	90,658
6.00%, due 12/1/36	48,654	54,544
6.00%, due 4/1/37	133,542	149,656
6.00%, due 7/1/37	409,895	456,889
6.00%, due 8/1/37	80,044	89,500
6.00%, due 12/1/37	140,508	156,606
6.00%, due 2/1/38	287,892	321,453
6.50%, due 6/1/15	114	114
6.50%, due 7/1/32	2,154	2,421
6.50%, due 8/1/32	62,446	70,405
6.50%, due 8/1/35	46,863	52,751
6.50%, due 9/1/35	2,337	2,629
6.50%, due 7/1/36	143,149	161,043
6.50%, due 8/1/36	27,197	30,554
6.50%, due 9/1/36	41,786	46,943
6.50%, due 10/1/36	64,057	71,963
6.50%, due 11/1/36	44,467	50,011
6.50%, due 8/1/37	3,583	4,025
6.50%, due 10/1/37	2,275	2,557
6.50%, due 11/1/37	30,730	34,557
6.50%, due 12/1/37	44,152	49,661
6.50%, due 2/1/38	147,004	165,240
7.00%, due 10/1/37	2,721	2,995
7.00%, due 11/1/37	159,071	186,884
7.50%, due 7/1/30	4,655	4,908
7.50%, due 7/1/31	34,797	39,572
8.00%, due 1/1/25	147	151
8.00%, due 6/1/25	133	151
8.00%, due 9/1/25	769	873
8.00%, due 9/1/26	4,010	4,749
8.00%, due 10/1/26	387	391
8.00%, due 11/1/26	643	730
8.00%, due 4/1/27	1,314	1,514
8.00%, due 6/1/27	919	923
8.00%, due 12/1/27	3,939	3,977
8.00%, due 1/1/28	27,095	30,916

		48,765,953

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.5%
3.00%, due 1/20/43	499,999	498,342
3.00%, due 7/20/43	391,439	390,137
3.00%, due 8/15/43	393,161	391,564
3.00%, due 8/20/43	3,411,289	3,399,914
3.00%, due 9/15/43	585,256	582,879
3.50%, due 8/1/42 TBA (f)	1,150,000	1,183,063
3.50%, due 4/15/43	876,108	903,407

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 8/20/43	$2,339,506	$2,410,894
3.50%, due 11/20/43	1,967,074	2,027,211
4.00%, due 9/15/25	335,482	356,609
4.00%, due 9/1/40 TBA (f)	300,000	317,484
4.00%, due 9/15/40	382,038	404,934
4.00%, due 12/15/41	707,539	749,942
4.00%, due 1/20/42	2,356,497	2,496,710
4.00%, due 3/1/42 TBA (f)	900,000	951,687
4.50%, due 11/15/24	236,091	251,487
4.50%, due 4/15/39	961,694	1,043,017
4.50%, due 5/20/39	716,583	780,126
4.50%, due 10/20/39	243,407	264,534
4.50%, due 6/20/40	263,356	286,060
4.50%, due 9/15/40	875,294	952,136
4.50%, due 10/1/40 TBA (f)	300,000	325,172
4.50%, due 10/20/40	256,849	279,607
4.50%, due 7/20/41	422,210	457,744
4.50%, due 9/20/41	275,244	298,394
5.00%, due 4/20/33	77,972	86,310
5.00%, due 8/15/33	44,935	49,927
5.00%, due 2/15/36	160,350	176,205
5.00%, due 6/20/36	6,154	6,784
5.00%, due 8/15/39	538,745	594,800
5.00%, due 9/15/39	312,905	343,704
5.00%, due 9/20/40	1,195,202	1,322,068
5.50%, due 3/15/33	482,593	540,408
5.50%, due 7/20/34	76,477	85,727
5.50%, due 12/20/35	152,755	170,151
5.50%, due 1/20/39	298,224	330,665
6.00%, due 3/20/29	22,142	24,842
6.00%, due 1/15/32	33,942	38,563
6.00%, due 12/15/32	13,138	15,137
6.00%, due 3/20/33	114,287	131,626
6.00%, due 2/15/34	132,824	152,934
6.00%, due 1/20/35	60,288	69,433
6.00%, due 6/15/35	47,376	53,094
6.00%, due 9/15/35	144,094	165,788
6.50%, due 3/20/31	14,685	17,000
6.50%, due 1/15/32	18,660	21,428
6.50%, due 6/15/35	1,291	1,462
6.50%, due 1/15/36	94,633	106,979
6.50%, due 9/15/36	44,588	50,398
6.50%, due 9/15/37	67,539	76,347
6.50%, due 10/15/37	49,591	56,009
6.50%, due 11/15/38	295,979	334,380
7.00%, due 2/15/26	535	537
7.00%, due 6/15/29	528	541
7.00%, due 12/15/29	2,875	3,391
7.00%, due 5/15/31	2,197	2,453
7.00%, due 8/15/31	5,513	5,787

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
7.00%, due 8/20/31	$23,256	$27,635
7.00%, due 8/15/32	32,668	38,872
7.50%, due 10/15/26	1,610	1,690
7.50%, due 11/15/26	1,166	1,221
7.50%, due 1/15/30	14,082	15,180
7.50%, due 10/15/30	6,785	7,687
7.50%, due 3/15/32	18,267	22,118
8.00%, due 6/15/26	127	144
8.00%, due 10/15/26	227	255
8.00%, due 11/15/26	1,322	1,336
8.00%, due 5/15/27	110	113
8.00%, due 7/15/27	610	692
8.00%, due 9/15/27	336	382
8.00%, due 11/15/30	18,771	21,757
8.50%, due 7/15/26	964	1,111
8.50%, due 11/15/26	5,490	5,634

		27,183,759

♦United States Treasury Bonds 2.4%
3.125%, due 2/15/43	900,000	845,859
3.625%, due 2/15/44	1,310,000	1,350,529
3.75%, due 8/15/41	690,000	732,694
3.75%, due 11/15/43	4,200,000	4,431,655
4.75%, due 2/15/41	1,055,000	1,313,475

		8,674,212

♦United States Treasury Notes 31.0%
0.25%, due 7/31/15	3,600,000	3,604,360
0.25%, due 8/15/15	5,200,000	5,205,486
0.25%, due 9/15/15	2,800,000	2,802,296
0.25%, due 11/30/15	2,400,000	2,399,906
0.375%, due 11/15/15	3,100,000	3,106,538
0.375%, due 1/15/16	5,500,000	5,507,090
0.375%, due 3/15/16	4,600,000	4,600,897
0.50%, due 6/15/16	3,200,000	3,201,750
0.625%, due 7/15/16	5,700,000	5,713,361
0.625%, due 11/15/16	4,095,000	4,090,201
0.75%, due 1/15/17	450,000	450,000
0.75%, due 3/15/17	4,000,000	3,992,500
0.75%, due 6/30/17	6,750,000	6,704,120
0.75%, due 12/31/17	11,475,000	11,289,426
0.875%, due 9/15/16	1,000,000	1,006,641
1.00%, due 9/30/19	5,700,000	5,455,521
1.125%, due 12/31/19	1,000,000	958,047
1.25%, due 10/31/18	300,000	296,320
1.25%, due 11/30/18	2,090,000	2,060,610
1.375%, due 6/30/18	1,000,000	998,828
1.50%, due 12/31/18	2,500,000	2,489,648
1.625%, due 3/31/19	1,000,000	998,203
1.625%, due 4/30/19	1,000,000	997,344

	Principal Amount	Value

♦United States Treasury Notes (continued)
1.75%, due 10/31/20	$1,300,000	$1,269,633
1.875%, due 9/30/17	3,000,000	3,079,452
1.875%, due 6/30/20	4,000,000	3,963,436
2.00%, due 9/30/20	1,000,000	993,672
2.125%, due 8/31/20	500,000	501,250
2.125%, due 1/31/21	750,000	746,954
2.25%, due 4/30/21	6,300,000	6,306,401
2.625%, due 11/15/20	1,236,000	1,274,529
2.75%, due 11/15/23	6,915,000	6,990,636
2.75%, due 2/15/24	2,000,000	2,017,500
3.375%, due 11/15/19	5,855,000	6,334,378

		111,406,934

Total U.S. Government & Federal Agencies (Cost $235,535,878)		238,162,328

Yankee Bonds 0.9% (g)
Banks 0.2%
Korea Development Bank (The) 3.50%, due 8/22/17	500,000	525,798
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	53,367

		579,165

Beverages 0.1%
Diageo Capital PLC 2.625%, due 4/29/23	350,000	329,868

Mining 0.1%
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	216,185
Glencore Canada Corp. 5.50%, due 6/15/17	50,000	55,008

		271,193

Multi-National 0.2%
Inter-American Development Bank 6.80%, due 10/15/25	604,000	794,762

Oil & Gas 0.2%
Canadian Natural Resources, Ltd.
5.85%, due 2/1/35	155,000	178,426
6.50%, due 2/15/37	75,000	93,374
Encana Corp. 6.50%, due 8/15/34	85,000	103,075
Statoil ASA 7.75%, due 6/15/23	125,000	165,682
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	115,826
6.50%, due 6/15/38	100,000	126,463

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas (continued)
Talisman Energy, Inc. 6.25%, due 2/1/38	$55,000	$60,575

		843,421

Pipelines 0.1%
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	178,431

Transportation 0.0%‡
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	126,894

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	100,000	108,660

Total Yankee Bonds (Cost $2,868,646)		3,232,394

Total Long-Term Bonds (Cost $335,676,976)		346,950,112

	Shares
Exchange-Traded Fund 1.0% (h)
♦iShares IBOXX Investment Grade Corporate Bond Fund	30,000	3,544,500

Total Exchange-Traded Fund (Cost $3,433,452)		3,544,500

	Principal Amount
Short-Term Investments 4.5%
Other Commercial Paper 1.4%
Oglethorpe Power Corp. 0.142%, due 5/12/14 (b)	$5,000,000	4,999,786

Total Other Commercial Paper (Cost $4,999,786)		4,999,786

	Principal Amount	Value

Repurchase Agreement 3.1%
TD Securities LLC 0.04%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $11,007,012 (Collateralized by United States Treasury Notes with rates between 0.25% and 7.50% and maturity dates between 5/15/16 and 11/15/24 with a Principal Amount of $10,809,900 and a Market Value of $11,227,152)	$11,007,000	$11,007,000

Total Repurchase Agreement (Cost $11,007,000)		11,007,000

Total Short-Term Investments (Cost $16,006,786)		16,006,786

Total Investments (Cost $355,117,214) (i)	101.9%	366,501,398
Other Assets, Less Liabilities	(1.9)	(6,832,974)
Net Assets	100.0%	$359,668,424

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of April 30, 2014, was $567,248, which represented 0.2% of the Fund’s net assets.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2014.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2014.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2014, was $14,863,550, which represented 4.1% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(i)	As of April 30, 2014, cost was $355,166,409 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$12,999,741
Gross unrealized depreciation	(1,664,752)

Net unrealized appreciation	$11,334,989

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,163,377	$—	$2,163,377
Corporate Bonds	—	83,326,137	—	83,326,137
Foreign Government Bonds	—	8,365,132	—	8,365,132
Mortgage-Backed Securities	—	7,931,259	—	7,931,259
Municipal Bonds	—	3,769,485	—	3,769,485
U.S. Government & Federal Agencies	—	238,162,328	—	238,162,328
Yankee Bonds	—	3,232,394	—	3,232,394

Total Long-Term Bonds	—	346,950,112	—	346,950,112

Exchange-Traded Fund	3,544,500	—	—	3,544,500
Short-Term Investments
Other Commercial Paper	—	4,999,786	—	4,999,786
Repurchase Agreement	—	11,007,000	—	11,007,000

Total Short-Term Investments	—	16,006,786	—	16,006,786

Total Investments in Securities	$3,544,500	$362,956,898	$—	$366,501,398

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $355,117,214)	$366,501,398
Cash	685
Receivables:
Investment securities sold	14,189,768
Fund shares sold	7,096,691
Dividends and interest	2,045,154
Other assets	31,333

Total assets	389,865,029

Liabilities
Payables:
Investment securities purchased	29,671,871
Fund shares redeemed	213,882
Transfer agent (See Note 3)	121,924
Manager (See Note 3)	46,886
Shareholder communication	44,319
Professional fees	34,621
NYLIFE Distributors (See Note 3)	10,813
Trustees	1,014
Accrued expenses	4,195
Dividend payable	47,080

Total liabilities	30,196,605

Net assets	$359,668,424

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,628
Additional paid-in capital	347,925,344

347,957,972
Undistributed net investment income	528,904
Accumulated net realized gain (loss) on investments	(202,636)
Net unrealized appreciation (depreciation) on investments	11,384,184

Net assets	$359,668,424

Investor Class
Net assets applicable to outstanding shares	$4,957,826

Shares of beneficial interest outstanding	448,049

Net asset value per share outstanding	$11.07
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.41

Class A
Net assets applicable to outstanding shares	$47,671,241

Shares of beneficial interest outstanding	4,328,538

Net asset value per share outstanding	$11.01
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.35

Class I
Net assets applicable to outstanding shares	$307,039,357

Shares of beneficial interest outstanding	27,851,864

Net asset value and offering price per share outstanding	$11.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,125,020
Dividends	30,998

Total income	5,156,018

Expenses
Manager (See Note 3)	444,995
Transfer agent (See Note 3)	334,645
Distribution/Service—Investor Class (See Note 3)	6,392
Distribution/Service—Class A (See Note 3)	61,397
Custodian	53,586
Professional fees	31,991
Shareholder communication	28,389
Registration	21,440
Trustees	3,633
Miscellaneous	8,610

Total expenses before waiver/reimbursement	995,078
Expense waiver/reimbursement from Manager (See Note 3)	(149,538)

Net expenses	845,540

Net investment income (loss)	4,310,478

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,027,061
Net change in unrealized appreciation (depreciation) on investments	(177,848)

Net realized and unrealized gain (loss) on investments	849,213

Net increase (decrease) in net assets resulting from operations	$5,159,691

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,310,478	$8,286,787
Net realized gain (loss) on investments	1,027,061	(492,914)
Net change in unrealized appreciation (depreciation) on investments	(177,848)	(14,960,306)

Net increase (decrease) in net assets resulting from operations	5,159,691	(7,166,433)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(52,848)	(94,903)
Class A	(547,471)	(1,086,284)
Class I	(3,863,135)	(7,296,964)

	(4,463,454)	(8,478,151)

From net realized gain on investments:
Investor Class	—	(135,295)
Class A	—	(1,510,935)
Class I	—	(7,232,446)

	—	(8,878,676)

Total dividends and distributions to shareholders	(4,463,454)	(17,356,827)

Capital share transactions:
Net proceeds from sale of shares	64,283,500	118,790,528
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,177,844	16,387,858
Cost of shares redeemed	(108,597,850)	(166,151,298)

Increase (decrease) in net assets derived from capital share transactions	(40,136,506)	(30,972,912)

Net increase (decrease) in net assets	(39,440,269)	(55,496,172)

Net Assets
Beginning of period	399,108,693	454,604,865

End of period	$359,668,424	$399,108,693

Undistributed net investment income at end of period	$528,904	$681,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.03		$11.65	$11.71	$11.81	$11.38	$10.37

Net investment income (loss)	0.11		0.17	0.21	0.28	0.32	0.40
Net realized and unrealized gain (loss) on investments	0.04		(0.39)	0.28	0.15	0.45	1.02

Total from investment operations	0.15		(0.22)	0.49	0.43	0.77	1.42

Less dividends and distributions:
From net investment income	(0.11)		(0.17)	(0.21)	(0.28)	(0.32)	(0.41)
From net realized gain on investments	—		(0.23)	(0.34)	(0.25)	(0.02)	—

Total dividends and distributions	(0.11)		(0.40)	(0.55)	(0.53)	(0.34)	(0.41)

Net asset value at end of period	$11.07		$11.03	$11.65	$11.71	$11.81	$11.38

Total investment return (a)	1.40	%(b)	(1.95%)	4.33%	3.88%	6.88%	13.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	1.46%	1.76%	2.39%	2.81%	3.66%
Net expenses	0.92	%††	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.99	%††	1.00%	1.04%	1.10%	1.15%	1.28%
Portfolio turnover rate (c)	59%		154%	174%	106%	115%	61%
Net assets at end of period (in 000’s)	$4,958		$5,563	$6,852	$6,326	$5,985	$4,279

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 27%, 63%, 142%, 95%, 105% and 56% for the six months ended April 30, 2014, and the years ended October 31, 2013, 2012, 2011, 2010, and 2009, respectively.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.98		$11.60	$11.66	$11.76	$11.33	$10.33

Net investment income (loss)	0.11		0.18	0.22	0.29	0.34	0.41
Net realized and unrealized gain (loss) on investments	0.04		(0.39)	0.28	0.16	0.45	1.01

Total from investment operations	0.15		(0.21)	0.50	0.45	0.79	1.42

Less dividends and distributions:
From net investment income	(0.12)		(0.18)	(0.22)	(0.30)	(0.34)	(0.42)
From net realized gain on investments	—		(0.23)	(0.34)	(0.25)	(0.02)	—

Total dividends and distributions	(0.12)		(0.41)	(0.56)	(0.55)	(0.36)	(0.42)

Net asset value at end of period	$11.01		$10.98	$11.60	$11.66	$11.76	$11.33

Total investment return (a)	1.39	%(b)	(1.82%)	4.46%	4.05%	7.04%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	%††	1.58%	1.86%	2.53%	2.94%	3.76%
Net expenses	0.77	%††	0.79%	0.82%	0.78%	0.80%	0.82%
Expenses (before waiver/reimbursement)	0.77	%††	0.79%	0.82%	0.78%	0.80%	0.88%
Portfolio turnover rate (c)	59%		154%	174%	106%	115%	61%
Net assets at end of period (in 000’s)	$47,671		$52,658	$77,156	$82,180	$87,750	$77,595

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 27%, 63%, 142%, 95%, 105% and 56% for the six months ended April 30, 2014, and the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.99		$11.61	$11.67	$11.77	$11.34	$10.33

Net investment income (loss)	0.14		0.23	0.26	0.33	0.38	0.46
Net realized and unrealized gain (loss) on investments	0.03		(0.39)	0.28	0.16	0.45	1.01

Total from investment operations	0.17		(0.16)	0.54	0.49	0.83	1.47

Less dividends and distributions:
From net investment income	(0.14)		(0.23)	(0.26)	(0.34)	(0.38)	(0.46)
From net realized gain on investments	—		(0.23)	(0.34)	(0.25)	(0.02)	—

Total dividends and distributions	(0.14)		(0.46)	(0.60)	(0.59)	(0.40)	(0.46)

Net asset value at end of period	$11.02		$10.99	$11.61	$11.67	$11.77	$11.34

Total investment return (a)	1.57	%(b)	(1.47%)	4.86%	4.41%	7.43%	14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47	%††	1.96%	2.25%	2.88%	3.31%	4.15%
Net expenses	0.42	%††	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.52	%††	0.54%	0.57%	0.53%	0.55%	0.63%
Portfolio turnover rate (c)	59%		154%	174%	106%	115%	61%
Net assets at end of period (in 000’s)	$307,039		$340,887	$370,596	$377,749	$523,050	$468,639

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 27%, 63%, 142%, 95%, 105% and 56% for the six months ended April 30, 2014, and the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

30	MainStay Indexed Bond Fund

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the

Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in

32	MainStay Indexed Bond Fund

the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

As of May 1, 2014, the portfolio managers from New York Life Investments who manage the Fund will transition from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors” or “Subadvisor”). The Board approved the appointment of NYL Investors as subadvisor to the Fund at meetings held April 1–3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors.

Effective February 28, 2014, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25% for the six-month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.40%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

Prior to February 28, 2014, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual

Fund Operating Expenses did not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $444,995 and waived its fees and/or reimbursed expenses in the amount of $149,538.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $511 and $3,663, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $89 and $438, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$10,562
Class A	45,368
Class I	278,715

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$531,837	0.2%

Note 4–Federal Income Tax

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $1,182,078 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,182	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$11,343,028
Long-Term Capital Gain	6,013,799
Total	$17,356,827

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of U.S. government securities were $202,268 and $233,739, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $9,801 and $25,666, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	32,520	$357,291
Shares issued to shareholders in reinvestment of dividends and distributions	4,712	51,801
Shares redeemed	(80,583)	(884,390)

Net increase (decrease) in shares outstanding before conversion	(43,351)	(475,298)
Shares converted from Investor Class (See Note 1)	(13,030)	(142,541)

Net increase (decrease)	(56,381)	$(617,839)

Year ended October 31, 2013:
Shares sold	99,036	$1,113,843
Shares issued to shareholders in reinvestment of dividends and distributions	20,090	227,209
Shares redeemed	(217,797)	(2,424,750)

Net increase (decrease) in shares outstanding before conversion	(98,671)	(1,083,698)
Shares converted into Investor Class (See Note 1)	26,707	297,843
Shares converted from Investor Class (See Note 1)	(11,889)	(132,802)

Net increase (decrease)	(83,853)	$(918,657)

34	MainStay Indexed Bond Fund

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	547,221	$5,967,255
Shares issued to shareholders in reinvestment of dividends and distributions	48,100	526,314
Shares redeemed	(1,076,660)	(11,750,198)

Net increase (decrease) in shares outstanding before conversion	(481,339)	(5,256,629)
Shares converted into Class A (See Note 1)	13,089	142,541

Net increase (decrease)	(468,250)	$(5,114,088)

Year ended October 31, 2013:
Shares sold	1,545,805	$17,284,438
Shares issued to shareholders in reinvestment of dividends and distributions	214,267	2,410,936
Shares redeemed	(3,601,908)	(39,969,803)

Net increase (decrease) in shares outstanding before conversion	(1,841,836)	(20,274,429)
Shares converted into Class A (See Note 1)	11,943	132,802
Shares converted from Class A (See Note 1)	(26,840)	(297,843)

Net increase (decrease)	(1,856,733)	$(20,439,470)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	5,306,628	$57,958,954
Shares issued to shareholders in reinvestment of dividends and distributions	328,548	3,599,729
Shares redeemed	(8,806,237)	(95,963,262)

Net increase (decrease)	(3,171,061)	$(34,404,579)

Year ended October 31, 2013:
Shares sold	9,021,053	$100,392,247
Shares issued to shareholders in reinvestment of dividends and distributions	1,223,271	13,749,713
Shares redeemed	(11,149,547)	(123,756,745)

Net increase (decrease)	(905,223)	$(9,614,785)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life

36	MainStay Indexed Bond Fund

Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that

New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board noted that, at its request, New York Life Investments agreed to modify the contractual expense limitation arrangements for the Fund, resulting in additional reimbursement of Fund expenses by NYLIM.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

*        *        *

At its meeting on April 3, 2014, the Board unanimously approved a new subadvisory agreement (the “Subadvisory Agreement”) between New York Life Investments and New York Life Investors LLC (“New York Life Investors”) with respect to the Fund. New York Life Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments’ Fixed Income Investors Group (“FIIG”), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective May 1, 2014

38	MainStay Indexed Bond Fund

(the “Reorganization””). Under the Subadvisory Agreement, New York Life Investors would become subadvisor to the Fund and assume all responsibilities for the day-to-day management of the Fund; New York Life Investments would remain investment adviser to the Fund. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with FIIG’s capabilities and resources, and its evaluation of FIIG in connection with previous contract review processes, including contract review processes that culminated with approval of the Management Agreement between the Fund and New York Life Investments in December 2013. In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, and their considerations were in line with their considerations with respect to the Management Agreement detailed above.

mainstayinvestments.com	39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay Indexed Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34177 MS164-14	MSIN10-06/14 NL0B3

MainStay Total Return Bond Fund

(Formerly known as MainStay Intermediate Term Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.92 2.71%	–4.07 0.45%	5.03 6.00%	4.57 5.06%	1.09 1.09%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.74 2.89	–3.84 0.69	5.16 6.14	4.66 5.15	0.98 0.98
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.57 2.43	–5.08 –0.21	4.88 5.21	4.27 4.27	1.84 1.84
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.43 2.43	–1.19 –0.21	5.21 5.21	4.28 4.28	1.84 1.84
Class I Shares	No Sales Charge		2.94	0.90	6.47	5.50	0.72
Class R1 Shares[4]	No Sales Charge		2.88	0.80	6.36	5.40	0.82
Class R2 Shares[4]	No Sales Charge		2.76	0.55	6.09	5.13	1.07

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	1.74%	–0.26%	4.88%	4.83%
Average Lipper Core Bond Fund[6]	2.08	–0.15	6.25	4.41

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper core bond fund is representative of funds that invest in at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,027.10	$5.18	$1,019.70	$5.16

Class A Shares	$1,000.00	$1,028.90	$4.43	$1,020.40	$4.41

Class B Shares	$1,000.00	$1,024.30	$8.93	$1,016.00	$8.90

Class C Shares	$1,000.00	$1,024.30	$8.93	$1,016.00	$8.90

Class I Shares	$1,000.00	$1,029.40	$3.02	$1,021.80	$3.01

Class R1 Shares	$1,000.00	$1,028.80	$3.52	$1,021.30	$3.51

Class R2 Shares	$1,000.00	$1,027.60	$4.78	$1,020.10	$4.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.03% for Investor Class, 0.88% for Class A, 1.78% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1 and 0.95% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 2/1/17–6/1/43

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–6.50%, due 1/1/21–5/1/43

3.	United States Treasury Bonds, 2.875%–6.25%, due 5/15/30–5/15/43

4.	United States Treasury Notes, 0.875%–2.75%, due 9/15/16–2/15/24

5.	Countrywide Financial Corp., 6.25%, due 5/15/16

6.	Morgan Stanley, 3.75%–6.00%, due 4/28/15–11/24/25

7.	Prudential Financial, Inc., 7.375%, due 6/15/19

8.	Citigroup, Inc., 5.875%–8.50%, due 5/22/19–1/30/42

9.	Energy Transfer Partners, L.P., 5.20%–9.70%, due 3/15/19–6/1/41

10.	AgriBank FCB, 9.125%, due 7/15/19

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Total Return Bond Fund returned 2.71% for Investor Class shares, 2.89% for Class A shares and 2.43% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 2.94%, Class R1 shares returned 2.88% and Class R2 shares returned 2.76%. For the six months ended April 30, 2014, all share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 2.08% return of the average Lipper2 core bond fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund changed its name from MainStay Intermediate Term Bond Fund to MainStay Total Return Bond Fund. The Fund’s principal investment strategies were adjusted so that the Fund will generally seek to maintain a weighted average duration3 within 2.5 years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index. The Fund’s Investment Process was also adjusted. For more information, please consult the Fund’s current Summary Prospectus.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product4 affects relative performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market demands more compensation for risk, enabling defensively-postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively-postured portfolios. During the reporting period, the Fund’s position in spread product continued to be robust. Peer funds with postures that were more defensive than the Fund (either through reduced commitments to credit risk or longer durations) would have been disadvantaged during the period. Peer funds with postures that were more aggressive (those with larger commitments to credit-sensitive sectors such as high-yield corporate bonds or securitizations of non-conforming residential mortgages) would likely have had better performance than the Fund.

The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for several reasons:

•

Overweight positions in credit-related sectors (investment-grade corporate bonds, high-yield corporate bonds, commercial mortgage-backed securities) gave the Fund a yield advantage relative to the Barclays U.S. Aggregate Bond Index.

•

Corporate bonds, especially those rated below A,[5] and commercial mortgage-backed securities posted strong performance during the reporting period for two reasons. First, the outlook for credit-related sectors was aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, low interest rates sparked healthy demand for higher-yielding products.

•	Within the investment-grade corporate bond sector, an emphasis on bonds rated BBB[6] led to healthy gains relative to the Index.

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield-curve[7] contrasts with the more uniform distribution of the Barclays U.S. Aggregate Bond Index. During the reporting period, U.S. Treasury yields near the 10-year maturity rose less than yields of shorter maturity U.S. Treasury securities, and the Fund benefited as the spread between these two types of U.S. Treasury securities narrowed.

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	9

Relative to the Barclays U.S. Aggregate Bond Index, the Fund’s underweight position in residential mortgages was a negative contributor to performance. (Contributions take weightings and total returns into account.) Prices of agency mortgage pass-throughs8 firmed during the reporting period, as the volatility of U.S. Treasury yields was muted and investor demand exceeded the tepid pace of mortgage-loan origination.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration. At the end of the reporting period, the Fund had a duration of 4.2 years, which was 1.4 years shorter than the duration of the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with U.S. Treasury futures.

Points across the U.S. Treasury yield curve did not shift uniformly during the reporting period. A duration-weighted average of the yield change across the curve averaged roughly zero. While there was minimal effect from the near-zero average yield shift, the Fund’s short duration posture had a modestly negative impact on the Fund’s performance relative to the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have superior returns to government-related debt for three reasons. First, we believed the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, we felt that low interest-rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability led us to believe that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would buoy the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in moderate-quality corporate bonds was a strong contributor to performance. The bonds that made up this position benefited from their respective yields and from spread tightening in relation to comparable-duration U.S. Treasury securities.

In the corporate bond sector, spillover from Euro zone concerns subsided from prior periods. Among the Fund’s Euro zone–related bonds that contributed positively to performance during the reporting period were issues of telecommunications services company Telefonica Emisiones, bank Banco Santander and mining company Anglo American Capital. In the United States, financial services company JPMorgan Chase recovered from headlines regarding risk control at the corporate level and its bonds contributed positively to the Fund’s performance. In addition, execution risk surrounding the spin-off of Mondelez International from Kraft proved unfounded, as both companies emerged unscathed. As a result, Mondelez International bonds contributed positively to the Fund’s performance.

On the downside in the corporate-bond sector, corporate bonds with exposure to Russia and Ukraine, such as Gazprom and TNK-BP, detracted from the Fund’s performance during the reporting period. Prices of some commodities, such as iron ore, fell on concerns about China’s economic growth potential. Against this backdrop, some of the Fund’s basic materials holdings, such as Cliffs Natural Resources, generated weak results. We feel that an absence of growth opportunities in the pipelines sector could fuel acquisition activity, with the possibility of higher debt levels weighing on bond ratings, and the Fund’s position in pipeline company Kinder Morgan detracted from the Fund’s performance. Headline risk related to the restructuring of Caesars Entertainment hampered performance of the company’s bonds, which also detracted from the Fund’s results.

Since the Barclays U.S. Aggregate Bond Index does not contain high-yield securities, our exposure to high-yield corporate bonds, which outperformed the Index, enhanced relative returns during the reporting period. Because the Fund tends to be somewhat cautious within the sector, however, our high-yield holdings tended to underperform high-yield bonds in general and may have underperformed the high-yield portions of peer funds.

8.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

10	MainStay Total Return Bond Fund

The Fund’s underweight position in residential mortgages relative to the Barclays U.S. Aggregate Bond Index was not rewarded, as these securities generally outperformed the Index. Agency mortgage pass-throughs outperformed comparable-duration U.S. Treasury securities for two reasons. First, U.S. Treasury yields fluctuated in a fairly narrow range. Second, investor demand overwhelmed the tepid pace of mortgage-loan origination.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reallocated 3% of the Fund’s assets from securitized product to investment-grade corporate bonds. We also expanded the Fund’s U.S. Treasury futures position to reposition the Fund’s duration in relation to the Barclays U.S. Aggregate Bond Index. At the beginning of the reporting period, the Fund’s duration was 1.0 year shorter than the duration of the Index. This trade shortened the Fund’s dura-

tion relative to that of the Index by an additional 0.4 year, bringing the Fund’s duration to be 1.4 years shorter than the duration of the Barclays U.S. Aggregate Bond Index at the end of the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund benefited by emphasizing credit-sensitive and commercial sectors and deemphasizing lower-yielding sectors, such as U.S. Treasury securities, agency debentures and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.7%† Asset-Backed Security 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC
Series 2002-1, Class A4 5.55%, due 10/20/23	$675,000	$767,529

Total Asset-Backed Security (Cost $674,815)		767,529

Corporate Bonds 57.1%
Agriculture 1.4%
Altria Group, Inc. 9.25%, due 8/6/19	308,000	408,460
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	2,200,000	2,317,540
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,217,641
6.00%, due 11/27/17 (a)	1,050,000	1,203,262
7.35%, due 3/6/19 (a)	540,000	652,263
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	895,057
Philip Morris International, Inc. 4.375%, due 11/15/41	3,175,000	3,112,338

		11,806,561

Auto Manufacturers 0.7%
Ford Motor Co. 7.45%, due 7/16/31	2,095,000	2,733,769
9.215%, due 9/15/21	2,355,000	3,084,153

		5,817,922

Auto Parts & Equipment 0.3%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	600,000	635,940
Schaeffler Finance B.V.
7.75%, due 2/15/17 (a)	885,000	1,004,475
8.50%, due 2/15/19 (a)	625,000	702,438

		2,342,853

Banks 7.2%
♦AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,447,960
Ally Financial, Inc. 5.50%, due 2/15/17	722,000	785,175
6.25%, due 12/1/17	53,000	59,161
7.50%, due 9/15/20	295,000	349,575
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (a)	4,120,000	4,099,400
Bank of America Corp. 3.30%, due 1/11/23	680,000	660,045
5.70%, due 1/24/22	415,000	475,130

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
BBVA Bancomer S.A. 6.75%, due 9/30/22 (a)	$3,025,000	$3,372,875
CIT Group, Inc. 6.625%, due 4/1/18 (a)	3,835,000	4,280,819
♦Citigroup, Inc. 5.875%, due 1/30/42	2,020,000	2,357,497
6.125%, due 8/25/36	4,579,000	5,114,006
8.50%, due 5/22/19	466,500	594,353
Discover Bank
7.00%, due 4/15/20	2,100,000	2,512,406
8.70%, due 11/18/19	474,000	600,322
Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,850,000	2,826,177
5.95%, due 1/18/18	1,000,000	1,136,406
JPMorgan Chase & Co. 5.15%, due 10/1/15	1,000,000	1,059,244
7.90%, due 4/29/49 (b)	3,750,000	4,237,500
Mellon Capital III 6.369%, due 9/5/66 (b)	£2,500,000	4,383,084
♦Morgan Stanley 3.75%, due 2/25/23	$2,830,000	2,832,471
4.875%, due 11/1/22	820,000	865,307
5.00%, due 11/24/25	4,535,000	4,705,221
5.625%, due 9/23/19	285,000	324,956
6.00%, due 4/28/15	300,000	315,636
Regions Bank 6.45%, due 6/26/37	1,985,000	2,298,068
7.50%, due 5/15/18	1,985,000	2,342,544

		60,035,338

Beverages 0.8%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	2,000,000	2,482,246
Constellation Brands, Inc. 7.25%, due 9/1/16	1,723,000	1,938,375
Embotelladora Andina S.A. 5.00%, due 10/1/23 (a)	2,450,000	2,601,354

		7,021,975

Building Materials 0.5%
Building Materials Corporation of America
6.75%, due 5/1/21 (a)	2,105,000	2,278,662
6.875%, due 8/15/18 (a)	1,640,000	1,711,750

		3,990,412

Chemicals 0.5%
CF Industries, Inc. 3.45%, due 6/1/23	4,130,000	4,036,088

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Coal 0.1%
CONSOL Energy, Inc. 6.375%, due 3/1/21	$515,000	$542,681
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	495,023

		1,037,704

Commercial Services 1.7%
Hertz Corp. (The) 6.75%, due 4/15/19	2,895,000	3,104,887
7.375%, due 1/15/21	1,655,000	1,822,569
Iron Mountain, Inc. 5.75%, due 8/15/24	4,975,000	4,912,812
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (c)(d)(e)(f)	15,000	221
United Rentals North America, Inc. 7.625%, due 4/15/22	3,750,000	4,218,750

		14,059,239

Computers 0.9%
Hewlett-Packard Co. 2.65%, due 6/1/16	3,435,000	3,556,812
NCR Corp. 5.00%, due 7/15/22	4,150,000	4,222,625

		7,779,437

Diversified Financial Services 0.8%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,339,321
General Electric Capital Corp. 5.40%, due 2/15/17	2,985,000	3,329,615

		6,668,936

Electric 2.3%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)	185,000	217,144
AES Corp. (The) 7.75%, due 10/15/15	349,000	379,974
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	3,000,000	3,422,160
IPALCO Enterprises, Inc. 5.00%, due 5/1/18	1,000,000	1,065,000
7.25%, due 4/1/16 (a)	1,605,000	1,761,487
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,898,170
PPL Energy Supply LLC 4.60%, due 12/15/21	805,000	820,097
PPL WEM Holdings PLC 3.90%, due 5/1/16 (a)	950,000	996,840
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	719,141

	Principal Amount	Value

Electric (continued)
Puget Energy, Inc. 6.50%, due 12/15/20	$3,155,000	$3,748,910

		19,028,923

Engineering & Construction 0.4%
MasTec, Inc. 4.875%, due 3/15/23	3,605,000	3,478,825

Finance—Auto Loans 0.6%
Ally Financial, Inc. 4.625%, due 6/26/15	527,000	546,868
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	3,281,097
12.00%, due 5/15/15	1,000,000	1,115,313

		4,943,278

Finance—Consumer Loans 0.5%
SLM Corp. 6.00%, due 1/25/17	3,935,000	4,284,231

Finance—Credit Card 0.5%
Capital One Bank USA NA 3.375%, due 2/15/23	3,046,000	3,008,769
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,532,859

		4,541,628

Finance—Investment Banker/Broker 0.6%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	275,000	327,072
Jefferies Group LLC 5.125%, due 1/20/23	1,190,000	1,256,384
6.45%, due 6/8/27	1,960,000	2,105,963
8.50%, due 7/15/19	800,000	985,760

		4,675,179

Finance—Leasing Companies 0.3%
International Lease Finance Corp. 5.75%, due 5/15/16	2,070,000	2,227,838

Finance—Mortgage Loan/Banker 1.1%
♦Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	9,433,192

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22 (a)	555,000	563,325
6.00%, due 8/1/20 (a)	3,615,000	3,813,825

		4,377,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Food 1.0%
ARAMARK Corp. 5.75%, due 3/15/20	$4,215,000	$4,420,481
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,102,468

		8,522,949

Forest Products & Paper 0.0%‡
Georgia-Pacific LLC 8.875%, due 5/15/31	50,000	73,514

Health Care—Services 2.2%
CHS / Community Health Systems, Inc. 7.125%, due 7/15/20	3,750,000	4,021,875
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	3,950,000	4,182,063
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	2,690,000	2,925,375
Fresenius Medical Care U.S. Finance, Inc. 5.75%, due 2/15/21 (a)	825,000	878,625
6.50%, due 9/15/18 (a)	65,000	72,963
6.875%, due 7/15/17	1,250,000	1,412,500
Health Care Service Corp. 4.70%, due 1/15/21 (a)	1,500,000	1,592,931
Roche Holdings, Inc. 6.00%, due 3/1/19 (a)	1,222,000	1,439,397
WellPoint, Inc. 5.25%, due 1/15/16	1,895,000	2,035,008

		18,560,737

Home Builders 1.6%
KB Home 7.25%, due 6/15/18	6,450,000	7,256,250
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,411,725

		13,667,975

Household Products & Wares 0.6%
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	5,059,626

Insurance 5.7%
American International Group, Inc. 4.875%, due 9/15/16	1,000,000	1,088,021
Series A2 5.75%, due 3/15/67 (b)	£2,750,000	4,759,175
Genworth Financial, Inc. 8.625%, due 12/15/16	$4,300,000	5,078,085
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	600,000	696,760
6.10%, due 10/1/41	4,495,000	5,498,199

	Principal Amount	Value

Insurance (continued)
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	$2,020,000	$2,074,063
6.50%, due 3/15/35 (a)	335,000	397,144
6.50%, due 5/1/42 (a)	3,675,000	4,468,455
Markel Corp. 3.625%, due 3/30/23	1,640,000	1,621,169
Protective Life Corp. 8.45%, due 10/15/39	2,170,000	3,060,025
♦Prudential Financial, Inc. 7.375%, due 6/15/19	6,550,000	8,097,503
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,337,561
Unum Group 7.125%, due 9/30/16	750,000	853,807
Voya Financial, Inc. 2.90%, due 2/15/18	4,100,000	4,230,429
XL Group PLC 6.50%, due 12/29/49 (b)	4,475,000	4,407,875

		47,668,271

Iron & Steel 1.4%
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	4,380,000	4,273,864
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,942,000
Vale S.A. 5.625%, due 9/11/42	3,970,000	3,841,054

		12,056,918

Lodging 0.9%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	3,925,000	3,419,656
Wyndham Worldwide Corp. 2.50%, due 3/1/18	1,735,000	1,750,419
4.25%, due 3/1/22	2,370,000	2,408,712

		7,578,787

Media 2.1%
Clear Channel Worldwide Holdings, Inc. 6.50%, due 11/15/22	165,000	176,550
Series B 7.625%, due 3/15/20	3,785,000	4,078,338
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,228,050
DISH DBS Corp. 4.625%, due 7/15/17	600,000	638,250
7.125%, due 2/1/16	955,000	1,043,338
NBC Universal Media LLC 5.15%, due 4/30/20	2,900,000	3,310,831
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,725,329

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
Videotron, Ltd. 6.375%, due 12/15/15	$542,000	$543,355

		17,744,041

Mining 1.4%
Anglo American Capital PLC 9.375%, due 4/8/19 (a)	4,880,000	6,243,130
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	845,000	877,675
Vedanta Resources PLC 7.125%, due 5/31/23 (a)	4,270,000	4,253,988

		11,374,793

Miscellaneous—Manufacturing 0.4%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (a)	265,000	325,528
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,411,391

		3,736,919

Oil & Gas 5.6%
Chesapeake Energy Corp. 6.50%, due 8/15/17	192,000	215,280
6.625%, due 8/15/20	3,325,000	3,736,469
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (a)	5,490,000	5,664,280
Concho Resources, Inc. 5.50%, due 4/1/23	4,150,000	4,321,188
7.00%, due 1/15/21	345,000	382,950
ENI S.p.A. 4.15%, due 10/1/20 (a)	2,900,000	3,066,854
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (a)	3,800,000	3,420,000
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	4,305,435
PetroHawk Energy Corp. 6.25%, due 6/1/19	850,000	923,525
7.25%, due 8/15/18	2,000,000	2,111,170
Plains Exploration & Production Co. 6.75%, due 2/1/22	3,565,000	3,979,431
7.625%, due 4/1/20	500,000	549,375
Rosneft Finance S.A. 7.25%, due 2/2/20 (a)	2,770,000	2,936,200
Samson Investment Co. 10.75%, due 2/15/20 (a)	3,245,000	3,423,475
SM Energy Co. 5.00%, due 1/15/24 (a)	4,000,000	3,920,000
Whiting Petroleum Corp. 5.00%, due 3/15/19	4,100,000	4,315,250

		47,270,882

	Principal Amount	Value

Pharmaceuticals 0.4%
Mylan, Inc. 7.875%, due 7/15/20 (a)	$575,000	$641,715
Zoetis, Inc. 4.70%, due 2/1/43	2,745,000	2,778,967

		3,420,682

Pipelines 3.9%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,900,000	2,936,250
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,663,585
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	408,000	462,154
♦Energy Transfer Partners, L.P. 5.20%, due 2/1/22	3,500,000	3,826,802
6.05%, due 6/1/41	1,310,000	1,464,423
9.70%, due 3/15/19	2,000,000	2,598,562
Enlink Midstream Partners, L.P. 5.60%, due 4/1/44	3,975,000	4,326,585
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	2,385,000	2,719,413
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (a)	3,720,000	4,069,066
ONEOK, Inc. 6.00%, due 6/15/35	1,425,000	1,399,695
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	725,420
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,497,900

		32,689,855

Real Estate Investment Trusts 1.4%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,478,306
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,334,683
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	4,290,000	4,581,651
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	159,539

		11,554,179

Retail 1.5%
CVS Caremark Corp. 5.789%, due 1/10/26 (a)(f)	77,739	86,414
L Brands, Inc. 8.50%, due 6/15/19	127,000	153,035
Macy’s Retail Holdings, Inc. 6.90%, due 4/1/29	1,988,000	2,434,081
Nordstrom, Inc. 5.00%, due 1/15/44 (a)	2,643,000	2,811,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	$3,955,000	$4,246,424
QVC, Inc. 3.125%, due 4/1/19 (a)	1,550,000	1,558,683
4.85%, due 4/1/24 (a)	1,550,000	1,588,163

		12,878,120

Savings & Loans 0.2%
Amsouth Bank 5.20%, due 4/1/15	1,435,000	1,487,019

Semiconductors 0.5%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (a)	3,860,000	3,898,600

Telecommunications 3.3%
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,973,107
Corning, Inc. 6.625%, due 5/15/19	500,000	601,310
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	129,465
7.125%, due 11/1/19	243,000	259,403
Crown Castle Towers LLC 5.495%, due 1/15/37 (a)	3,578,000	3,876,047
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	1,051,000	1,156,100
SBA Telecommunications, Inc. 8.25%, due 8/15/19	696,000	734,976
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,273,427
Sprint Capital Corp. 6.875%, due 11/15/28	515,000	508,562
8.75%, due 3/15/32	500,000	559,375
Sprint Communications, Inc. 9.125%, due 3/1/17	250,000	295,938
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,344,437
5.462%, due 2/16/21	785,000	883,878
Verizon Communications, Inc. 3.45%, due 3/15/21	785,000	802,614
5.15%, due 9/15/23	4,680,000	5,158,932
Virgin Media Finance PLC 8.375%, due 10/15/19	312,000	333,450
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,191,900

		28,082,921

	Principal Amount	Value

Textiles 0.7%
Cintas Corp. No 2 2.85%, due 6/1/16	$5,480,000	$5,671,542

Trucking & Leasing 0.6%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.75%, due 5/11/17 (a)	4,398,000	4,684,288

Total Corporate Bonds (Cost $455,962,727)		479,269,327

Foreign Government Bond 0.3%
Sovereign 0.3%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€1,800,000	2,771,614

Total Foreign Government Bond (Cost $2,087,461)		2,771,614

Mortgage-Backed Securities 5.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.3%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.782%, due 4/10/49 (g)	$2,560,000	2,824,463
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.382%, due 12/25/36 (a)(b)	132,748	116,188
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.896%, due 6/11/40 (g)	2,270,000	2,539,876
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	3,390,000	3,664,508
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	1,340,000	1,399,239
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.341%, due 12/10/49 (g)	1,300,000	1,461,413
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.213%, due 12/10/49 (g)	4,926,000	5,452,540
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,787,778

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (g)	$2,960,000	$3,089,290
GS Mortgage Securities Corp. II Series 2006-GG6, Class A4 5.553%, due 4/10/38 (b)	2,919,880	3,100,328
Series 2007-GG10, Class A4 5.997%, due 8/10/45 (g)	2,819,389	3,130,827
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,565,000	3,907,176
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,260,000	2,470,867
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	1,618,233	1,737,648
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 6.105%, due 6/11/49 (g)	2,541,612	2,824,976
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (a)	160,000	173,325
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.132%, due 2/15/51 (g)	3,065,000	3,365,778

		44,046,220

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, due 2/25/42 (a)(b)(c)(f)	350,905	280,724

Total Mortgage-Backed Securities (Cost $39,574,319)		44,326,944

U.S. Government & Federal Agencies 30.5%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	327	369

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.375%, due 6/1/35 (b)	148,166	158,392
3.50%, due 5/1/43	4,006,803	4,069,773
4.00%, due 8/1/31	3,185,112	3,386,543
4.00%, due 1/1/41	3,320,817	3,496,392
4.00%, due 2/1/41	6,140,097	6,447,697

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 1/1/42	$19,107,334	$20,096,789
4.00%, due 6/1/42	6,748,074	7,037,502
4.50%, due 9/1/39	486,810	529,056
4.50%, due 1/1/40	3,749,688	4,062,604
4.50%, due 12/1/40	2,470,561	2,684,927
4.50%, due 5/1/41	2,531,624	2,729,879
4.50%, due 6/1/41	2,441,713	2,632,109
4.50%, due 8/1/41	5,394,422	5,815,638
5.00%, due 8/1/33	344,852	378,733
5.50%, due 1/1/21	130,263	141,921
5.50%, due 2/1/33	126,578	140,550
5.50%, due 7/1/34	350,630	389,445
5.50%, due 4/1/37	21,180	23,326
5.50%, due 5/1/37	14,473	15,936
5.50%, due 7/1/37	72,640	79,910
5.50%, due 1/1/38	100,421	111,770
6.00%, due 2/1/27	80,783	90,218
6.00%, due 3/1/36	132,978	149,662
6.50%, due 4/1/37	179,810	202,123

		64,870,895

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 15.1%
3.50%, due 2/1/41	9,502,893	9,653,836
3.50%, due 3/1/41	884,860	898,930
3.50%, due 11/1/41	3,028,385	3,080,983
3.50%, due 1/1/42	2,444,776	2,489,642
3.50%, due 3/1/42	8,415,582	8,550,984
3.50%, due 10/1/42	4,064,822	4,091,456
3.50%, due 2/1/43	4,291,176	4,366,189
3.50%, due 3/1/43	7,165,298	7,212,254
3.50%, due 5/1/43	3,754,599	3,814,189
3.50%, due 6/1/43	1,086,040	1,093,089
4.00%, due 9/1/31	2,494,350	2,654,233
4.00%, due 11/1/40	1,569,145	1,652,604
4.00%, due 1/1/41	4,474,850	4,708,495
4.00%, due 2/1/41	354,599	373,190
4.00%, due 3/1/41	4,186,214	4,409,953
4.00%, due 10/1/41	5,491,269	5,784,245
4.00%, due 2/1/42	3,303,982	3,463,367
4.00%, due 3/1/42	3,875,012	4,063,385
4.00%, due 7/1/42	3,078,171	3,232,680
4.00%, due 9/1/42	5,423,646	5,657,080
4.50%, due 4/1/18	49,623	52,686
4.50%, due 7/1/18	261,686	277,896
4.50%, due 11/1/18	323,491	343,560
4.50%, due 6/1/23	317,416	338,040
4.50%, due 6/1/39	5,826,287	6,315,928
4.50%, due 8/1/39	5,600,682	6,080,284
4.50%, due 9/1/39	1,064,598	1,154,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 7/1/41	$5,211,356	$5,634,353
4.50%, due 8/1/41	2,970,320	3,211,914
5.00%, due 9/1/17	97,167	103,075
5.00%, due 9/1/20	57,095	60,638
5.00%, due 10/1/20	119,276	128,522
5.00%, due 12/1/20	222,297	240,673
5.00%, due 7/1/33	664,207	730,717
5.00%, due 10/1/33	282,774	311,905
5.00%, due 5/1/35	1,637,878	1,802,394
5.00%, due 6/1/35	2,917,447	3,212,994
5.00%, due 7/1/35	293,611	322,947
5.00%, due 1/1/36	346,383	380,839
5.00%, due 2/1/36	2,574,830	2,830,688
5.00%, due 5/1/36	940,674	1,033,866
5.00%, due 9/1/36	250,336	275,293
5.50%, due 2/1/17	62,160	66,051
5.50%, due 6/1/21	259,620	283,165
5.50%, due 6/1/33	1,606,639	1,798,486
5.50%, due 11/1/33	250,190	278,589
5.50%, due 12/1/33	188,258	209,653
5.50%, due 4/1/34	679,285	756,069
5.50%, due 5/1/34	886,540	987,005
5.50%, due 6/1/34	230,421	256,567
5.50%, due 3/1/35	327,190	364,761
5.50%, due 4/1/36	658,477	730,860
5.50%, due 12/1/36	175,723	194,329
5.50%, due 1/1/37	661,100	744,879
5.50%, due 4/1/37	434,547	479,656
5.50%, due 7/1/37	706,687	798,148
5.50%, due 8/1/37	223,046	247,998
5.50%, due 9/1/37	5,833	6,436
6.00%, due 8/1/17	12,428	12,969
6.00%, due 1/1/33	100,817	113,633
6.00%, due 3/1/33	99,344	111,994
6.00%, due 8/1/34	3,971	4,476
6.00%, due 9/1/35	266,889	302,506
6.00%, due 6/1/36	100,976	113,043
6.00%, due 12/1/36	179,516	201,558
6.00%, due 4/1/37	99,298	107,972
6.00%, due 9/1/37	38,950	43,460
6.00%, due 10/1/37	355,801	386,512
6.00%, due 11/1/37	33,257	37,058
6.00%, due 1/1/38	3,950	4,405
6.00%, due 11/1/38	207,882	231,904
6.50%, due 6/1/31	35,977	40,469
6.50%, due 8/1/31	19,036	21,385
6.50%, due 10/1/31	16,236	18,440
6.50%, due 6/1/32	34,309	38,554

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 6/1/36	$11,131	$12,768
6.50%, due 7/1/36	29,546	33,227
6.50%, due 8/1/36	3,442	3,879
6.50%, due 11/1/36	130,388	146,643
6.50%, due 2/1/37	48,503	55,574
6.50%, due 7/1/37	10,434	11,729
6.50%, due 8/1/37	30,173	33,911
6.50%, due 9/1/37	123,877	139,258
6.50%, due 3/1/38	113,274	127,254

		126,652,098

Freddie Mac (Collateralized Mortgage Obligations) 0.1%
Series 2690, Class PG 5.00%, due 4/15/32	278,157	285,471
Series 3113, Class QD 5.00%, due 6/15/34	324,393	328,910

		614,381

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
4.00%, due 11/20/40	772,990	819,317
6.00%, due 2/15/29	21,030	23,689
6.00%, due 4/15/29	93,143	107,246
6.00%, due 8/15/32	186,439	214,804
6.50%, due 7/15/28	23,074	27,052
6.50%, due 5/15/29	12,796	14,794

		1,206,902

♦United States Treasury Bonds 3.8%
2.875%, due 5/15/43	30,071,000	26,810,161
5.375%, due 2/15/31	2,525,000	3,263,168
6.25%, due 5/15/30	1,240,000	1,736,775

		31,810,104

♦United States Treasury Notes 3.6%
0.875%, due 9/15/16	1,815,000	1,827,053
1.25%, due 10/31/18	12,915,000	12,756,585
1.375%, due 9/30/18	1,700,000	1,690,703
2.75%, due 2/15/24	13,895,000	14,016,581

		30,290,922

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	640,959

Total U.S. Government & Federal Agencies (Cost $254,554,174)		256,086,630

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bond 0.4% (h)
Insurance 0.4%
Validus Holdings, Ltd. 8.875%, due 1/26/40	$2,345,001	$3,322,343

Total Yankee Bond (Cost $3,152,994)		3,322,343

Total Long-Term Bonds (Cost $756,006,490)		786,544,387

	Shares
Common Stock 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)(f)	2	757

Total Common Stock (Cost $4)		757

	Principal Amount
Short-Term Investment 5.3%
Repurchase Agreement 5.3%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $44,315,071 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $48,040,000 and a Market Value of $45,202,469)	$44,315,071	44,315,071

Total Short-Term Investment (Cost $44,315,071)		44,315,071

Total Investments (Cost $800,321,565) (k)	99.0%	830,860,215
Other Assets, Less Liabilities	1.0	8,476,541
Net Assets	100.0%	$839,336,756

	Contracts Long	Unrealized Appreciation (Depreciation) (i)
Futures Contracts 0.0%‡
United States Treasury Bond Ultra Long June 2014 (j)	79	$515,799

Total Futures Contracts Long (Notional Amount $11,635,219)		515,799

	Contracts Short	Unrealized Appreciation (Depreciation) (i)
Futures Contracts (continued)
United States Treasury Notes June 2014 (5 Year) (j)	(741)	$52,183
United States Treasury Notes June 2014 (2 Year) (j)	(1,301)	(120,862)
United States Treasury Notes June 2014 (10 Year) (j)	(850)	(420,187)

Total Futures Contracts Short (Notional Amount $480,330,735)		(488,866)

Total Futures Contracts (Notional Amount $468,695,516)		$26,933

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(c)	Illiquid security—The total market value of these securities as of April 30, 2014, was $281,702, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	Non-income producing security.

(e)	Restricted security.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued securities was $368,116, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2014.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(j)	As of April 30, 2014, cash in the amount of $2,010,255 was on deposit with a broker for futures transactions.

(k)	As of April 30, 2014, cost was $800,629,859 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$36,958,637
Gross unrealized depreciation	(6,728,281)

Net unrealized appreciation	$30,230,356

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

As of April 30, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank N.A.	EUR	2,010,000	USD	2,786,262	USD	2,297
Pound Sterling vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank N.A.	GBP	5,414,000		9,133,959		6,676

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank N.A.	EUR	2,010,000	USD	2,736,370	USD	(52,189)
Euro vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank N.A.		2,032,000		2,816,149		(2,470)
Pound Sterling vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank N.A.	GBP	5,414,000		8,838,896		(301,739)
Pound Sterling vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank N.A.		5,597,000		9,436,990		(7,409)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(354,834)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$767,529	$—	$767,529
Corporate Bonds (b)	—	479,182,692	86,635	479,269,327
Foreign Government Bond	—	2,771,614	—	2,771,614
Mortgage-Backed Securities (c)	—	44,046,220	280,724	44,326,944
U.S. Government & Federal Agencies	—	256,086,630	—	256,086,630
Yankee Bond	—	3,322,343	—	3,322,343

Total Long-Term Bonds	—	786,177,028	367,359	786,544,387

Common Stock (d)	—	—	757	757
Short-Term Investment
Repurchase Agreement	—	44,315,071	—	44,315,071

Total Investments in Securities	—	830,492,099	368,116	830,860,215

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	8,973	—	8,973
Futures Contracts Long (e)	515,799	—	—	515,799
Futures Contracts Short (e)	52,183	—	—	52,183

Total Other Financial Instruments	567,982	8,973	—	576,955

Total Investments in Securities and Other Financial Instruments	$567,982	$830,501,072	$368,116	$831,437,170

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(363,807)	$—	$(363,807)
Futures Contracts Short (e)	(541,049)	—	—	(541,049)

Total Other Financial Instruments	$(541,049)	$(363,807)	$—	$(904,856)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $221 and $86,414 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $280,724 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $757 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$221		$—	$—	$—	$—	$—	$—	$—	$221	$—
Oil & Gas	—					—		—	—	—	—
Retail	88,011		(52)	(53)	883	—	(2,375)	—	—	86,414	1,064
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	280,588		—	—	33,606	—	(33,470)	—	—	280,724	32,965
Common Stock
Media	—		—	—	753	4	—	—	—	757	753
Warrants
Media	0	(b)	—	—	4	—	(4)	—	—	—	—

Total	$368,820		$(52)	$(53)	$35,246	$4	$(35,849)	$—	$—	$368,116	$34,782

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $800,321,565)	$830,860,215
Cash collateral on deposit at broker	2,010,255
Cash denominated in foreign currencies (identified cost $281,004)	286,428
Receivables:
Interest	7,606,814
Fund shares sold	382,975
Investment securities sold	1,762
Other assets	60,862
Unrealized appreciation on foreign currency forward contracts	8,973

Total assets	841,218,284

Liabilities
Payables:
Variation margin on futures contracts	637,210
Manager (See Note 3)	338,630
Fund shares redeemed	245,380
Transfer agent (See Note 3)	144,964
Shareholder communication	41,819
Professional fees	38,711
NYLIFE Distributors (See Note 3)	37,784
Trustees	2,033
Accrued expenses	5,307
Dividend payable	25,883
Unrealized depreciation on foreign currency forward contracts	363,807

Total liabilities	1,881,528

Net assets	$839,336,756

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$77,478
Additional paid-in capital	805,429,192

805,506,670
Distributions in excess of net investment income	(62,906)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	3,675,230
Net unrealized appreciation (depreciation) on investments and futures contracts	30,565,583
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(347,821)

Net assets	$839,336,756

Investor Class
Net assets applicable to outstanding shares	$7,404,019

Shares of beneficial interest outstanding	680,272

Net asset value per share outstanding	$10.88
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.39

Class A
Net assets applicable to outstanding shares	$51,643,620

Shares of beneficial interest outstanding	4,769,967

Net asset value per share outstanding	$10.83
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.34

Class B
Net assets applicable to outstanding shares	$7,136,105

Shares of beneficial interest outstanding	658,319

Net asset value and offering price per share outstanding	$10.84

Class C
Net assets applicable to outstanding shares	$23,921,072

Shares of beneficial interest outstanding	2,204,332

Net asset value and offering price per share outstanding	$10.85

Class I
Net assets applicable to outstanding shares	$749,178,837

Shares of beneficial interest outstanding	69,159,717

Net asset value and offering price per share outstanding	$10.83

Class R1 (a)
Net assets applicable to outstanding shares	$26,612

Shares of beneficial interest outstanding	2,456

Net asset value and offering price per share outstanding	$10.83

Class R2 (a)
Net assets applicable to outstanding shares	$26,491

Shares of beneficial interest outstanding	2,447

Net asset value and offering price per share outstanding	$10.82

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$17,277,431

Expenses
Manager (See Note 3)	2,414,425
Transfer agent (See Note 3)	414,004
Distribution/Service—Investor Class (See Note 3)	9,645
Distribution/Service—Class A (See Note 3)	66,820
Distribution/Service—Class B (See Note 3)	36,471
Distribution/Service—Class C (See Note 3)	128,157
Distribution/Service—Class R2 (See Note 3)	32
Registration	44,569
Professional fees	39,642
Shareholder communication	25,959
Custodian	17,396
Trustees	7,853
Shareholder service (See Note 3)	26
Miscellaneous	15,655

Total expenses before waiver/reimbursement	3,220,654
Expense waiver/reimbursement from Manager (See Note 3)	(479,626)

Net expenses	2,741,028

Net investment income (loss)	14,536,403

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,285,617
Futures transactions	(4,629,781)
Foreign currency transactions	(147,674)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,491,838)

Net change in unrealized appreciation (depreciation) on:
Investments	6,015,147
Futures contracts	5,514,343
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(357,610)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	11,171,880

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	9,680,042

Net increase (decrease) in net assets resulting from operations	$24,216,445

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,536,403	$29,054,973
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,491,838)	7,294,233
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	11,171,880	(39,747,345)

Net increase (decrease) in net assets resulting from operations	24,216,445	(3,398,139)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(122,374)	(272,652)
Class A	(892,592)	(2,145,107)
Class B	(88,969)	(221,179)
Class C	(311,294)	(826,138)
Class I	(13,207,085)	(25,962,132)
Class R1	(459)	(864)
Class R2	(426)	(798)

	(14,623,199)	(29,428,870)

From net realized gain on investments:
Investor Class	(5,320)	(27,493)
Class A	(37,168)	(212,558)
Class B	(4,959)	(32,496)
Class C	(17,927)	(123,917)
Class I	(477,982)	(2,259,296)
Class R1	(17)	(80)
Class R2	(17)	(80)

	(543,390)	(2,655,920)

Total dividends and distributions to shareholders	(15,166,589)	(32,084,790)

Capital share transactions:
Net proceeds from sale of shares	81,372,442	255,685,238
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,998,784	31,088,284
Cost of shares redeemed	(132,025,157)	(266,110,418)

Increase (decrease) in net assets derived from capital share transactions	(35,653,931)	20,663,104

Net increase (decrease) in net assets	(26,604,075)	(14,819,825)

Net Assets
Beginning of period	865,940,831	880,760,656

End of period	$839,336,756	$865,940,831

Undistributed (distributions in excess of) net investment income at end of period	$(62,906)	$23,890

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$10.77		$11.20		$10.90		$10.94		$10.37		$9.39

Net investment income (loss)	0.17		0.33		0.34		0.38		0.35		0.30
Net realized and unrealized gain (loss) on investments	0.13		(0.40)		0.51		0.09		0.61		0.96
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—		—		(0.01)		0.01

Total from investment operations	0.29		(0.07)		0.85		0.47		0.95		1.27

Less dividends and distributions:
From net investment income	(0.17)		(0.33)		(0.35)		(0.43)		(0.36)		(0.29)
From net realized gain on investments	(0.01)		(0.03)		(0.20)		(0.08)		(0.02)		—

Total dividends and distributions	(0.18)		(0.36)		(0.55)		(0.51)		(0.38)		(0.29)

Net asset value at end of period	$10.88		$10.77		$11.20		$10.90		$10.94		$10.37

Total investment return (a)	2.71	%(b)	(0.57%)		8.14%		4.51%		9.33%		13.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19	%††	3.00%		3.16%		3.55%		3.38%		3.03%
Net expenses	1.03	%††	1.00%		1.00%		1.03%		1.07%		1.17%
Expenses (before waiver/reimbursement)	1.12	%††	1.09%		1.09%		1.13%		1.17%		1.25%
Portfolio turnover rate	9%		65	%(c)	65	%(c)	104	%(c)	185	%(c)	246	%(c)
Net assets at end of period (in 000’s)	$7,404		$8,352		$8,670		$6,013		$4,608		$2,743

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$10.71		$11.14		$10.85		$10.89		$10.32		$9.35

Net investment income (loss)	0.17		0.34		0.35		0.39		0.36		0.34
Net realized and unrealized gain (loss) on investments	0.15		(0.39)		0.50		0.09		0.61		0.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—		—		(0.01)		0.01

Total from investment operations	0.31		(0.05)		0.85		0.48		0.96		1.28

Less dividends and distributions:
From net investment income	(0.18)		(0.35)		(0.36)		(0.44)		(0.37)		(0.31)
From net realized gain on investments	(0.01)		(0.03)		(0.20)		(0.08)		(0.02)		—

Total dividends and distributions	(0.19)		(0.38)		(0.56)		(0.52)		(0.39)		(0.31)

Net asset value at end of period	$10.83		$10.71		$11.14		$10.85		$10.89		$10.32

Total investment return (a)	2.89	%(b)	(0.45%)		8.20%		4.63%		9.48%		13.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34	%††	3.11%		3.27%		3.62%		3.47%		3.20%
Net expenses	0.88	%††	0.89%		0.89%		0.93%		0.96%		1.00%
Expenses (before waiver/reimbursement)	0.97	%††	0.97%		0.98%		1.03%		1.06%		1.08%
Portfolio turnover rate	9%		65	%(c)	65	%(c)	104	%(c)	185	%(c)	246	%(c)
Net assets at end of period (in 000’s)	$51,644		$58,425		$66,161		$47,432		$35,837		$33,134

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$10.72		$11.15		$10.86		$10.90		$10.33		$9.36

Net investment income (loss)	0.13		0.25		0.26		0.30		0.27		0.23
Net realized and unrealized gain (loss) on investments	0.14		(0.40)		0.50		0.09		0.61		0.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—		—		(0.01)		0.01

Total from investment operations	0.26		(0.15)		0.76		0.39		0.87		1.19

Less dividends and distributions:
From net investment income	(0.13)		(0.25)		(0.27)		(0.35)		(0.28)		(0.22)
From net realized gain on investments	(0.01)		(0.03)		(0.20)		(0.08)		(0.02)		—

Total dividends and distributions	(0.14)		(0.28)		(0.47)		(0.43)		(0.30)		(0.22)

Net asset value at end of period	$10.84		$10.72		$11.15		$10.86		$10.90		$10.33

Total investment return (a)	2.43	%(b)	(1.33%)		7.27%		3.74%		8.55%		12.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	%††	2.24%		2.41%		2.81%		2.62%		2.29%
Net expenses	1.78	%††	1.75%		1.75%		1.78%		1.81%		1.92%
Expenses (before waiver/reimbursement)	1.87	%††	1.84%		1.84%		1.88%		1.91%		2.00%
Portfolio turnover rate	9%		65	%(c)	65	%(c)	104	%(c)	185	%(c)	246	%(c)
Net assets at end of period (in 000’s)	$7,136		$7,896		$10,129		$7,815		$7,797		$6,065

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$10.73		$11.17		$10.87		$10.91		$10.34		$9.37

Net investment income (loss)	0.14		0.25		0.26		0.30		0.27		0.23
Net realized and unrealized gain (loss) on investments	0.13		(0.41)		0.51		0.09		0.61		0.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—		—		(0.01)		0.01

Total from investment operations	0.26		(0.16)		0.77		0.39		0.87		1.19

Less dividends and distributions:
From net investment income	(0.13)		(0.25)		(0.27)		(0.35)		(0.28)		(0.22)
From net realized gain on investments	(0.01)		(0.03)		(0.20)		(0.08)		(0.02)		—

Total dividends and distributions	(0.14)		(0.28)		(0.47)		(0.43)		(0.30)		(0.22)

Net asset value at end of period	$10.85		$10.73		$11.17		$10.87		$10.91		$10.34

Total investment return (a)	2.43	%(b)	(1.42%)		7.36%		3.74%		8.54%		12.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	%††	2.24%		2.41%		2.80%		2.63%		2.27%
Net expenses	1.78	%††	1.75%		1.75%		1.78%		1.81%		1.92%
Expenses (before waiver/reimbursement)	1.87	%††	1.84%		1.84%		1.88%		1.91%		2.00%
Portfolio turnover rate	9%		65	%(c)	65	%(c)	104	%(c)	185	%(c)	246	%(c)
Net assets at end of period (in 000’s)	$23,921		$28,683		$39,141		$27,052		$22,850		$16,747

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$10.72		$11.15		$10.85		$10.89		$10.32		$9.35

Net investment income (loss)	0.19		0.38		0.38		0.43		0.41		0.34
Net realized and unrealized gain (loss) on investments	0.13		(0.40)		0.51		0.09		0.60		0.96
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—		—		(0.01)		0.01

Total from investment operations	0.31		(0.02)		0.89		0.52		1.00		1.31

Less dividends and distributions:
From net investment income	(0.19)		(0.38)		(0.39)		(0.48)		(0.41)		(0.34)
From net realized gain on investments	(0.01)		(0.03)		(0.20)		(0.08)		(0.02)		—

Total dividends and distributions	(0.20)		(0.41)		(0.59)		(0.56)		(0.43)		(0.34)

Net asset value at end of period	$10.83		$10.72		$11.15		$10.85		$10.89		$10.32

Total investment return (a)	2.94	%(b)	(0.17%)		8.61%		4.97%		9.88%		14.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.62	%††	3.41%		3.55%		3.98%		3.84%		3.50%
Net expenses	0.60	%††	0.60%		0.60%		0.60%		0.59%		0.66%
Expenses (before waiver/reimbursement)	0.72	%††	0.72%		0.73%		0.78%		0.81%		0.83%
Portfolio turnover rate	9%		65	%(c)	65	%(c)	104	%(c)	185	%(c)	246	%(c)
Net assets at end of period (in 000’s)	$749,179		$762,533		$756,608		$533,433		$486,383		$516,522

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 45%, 38%, 65%, 79% and 130% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

Class R1	Six months ended April 30, 2014*		Year ended October 31, 2013		June 29, 2012** through October 31, 2012
Net asset value at beginning of period	$10.72		$11.15		$10.87

Net investment income (loss)	0.19		0.36		0.12
Net realized and unrealized gain (loss) on investments	0.13		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—

Total from investment operations	0.31		(0.03)		0.40

Less dividends and distributions:
From net investment income	(0.19)		(0.37)		(0.12)
From net realized gain on investments	(0.01)		(0.03)		—

Total dividends and distributions	(0.20)		(0.40)		(0.12)

Net asset value at end of period	$10.83		$10.72		$11.15

Total investment return (a)	2.88	%(b)	(0.27%)		3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.53	%††	3.30%		3.36	%††
Net expenses	0.70	%††	0.70%		0.73	%††
Expenses (before reimbursement/waiver)	0.82	%††	0.82%		0.82	%††
Portfolio turnover rate	9%		65	%(c)	65	%(c)
Net assets at end of period (in 000’s)	$27		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 45% and 38% for the year ended October 31, 2013 and the period ended October 31, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2014*		Year ended October 31, 2013		June 29, 2012** through October 31, 2012
Net asset value at beginning of period	$10.71		$11.14		$10.86

Net investment income (loss)	0.18		0.33		0.11
Net realized and unrealized gain (loss) on investments	0.13		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00	)‡	—

Total from investment operations	0.30		(0.06)		0.39

Less dividends and distributions:
From net investment income	(0.18)		(0.34)		(0.11)
From net realized gain on investments	(0.01)		(0.03)		—

Total dividends and distributions	(0.19)		(0.37)		(0.11)

Net asset value at end of period	$10.82		$10.71		$11.14

Total investment return (a)	2.76	%(b)	(0.52%)		3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28	%††	3.04%		3.10	%††
Net expenses	0.95	%††	0.95%		0.98	%††
Expenses (before waiver/reimbursement)	1.07	%††	1.07%		1.07	%††
Portfolio turnover rate	9%		65	%(c)	65	%(c)
Net assets at end of period (in 000’s)	$26		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 45% and 38% for the year ended October 31, 2013 and the period ended October 31, 2012, respectively.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (formerly known as MainStay Intermediate Term Bond) (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks asso-

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

ciated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $368,116 that were fair valued.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision

30	MainStay Total Return Bond Fund

of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates under-

lying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s

32	MainStay Total Return Bond Fund

cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(M)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$567,982	$567,982
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	8,973	—	8,973

Total Fair Value		$8,973	$567,982	$576,955

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(541,049)	$(541,049)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(363,807)	—	(363,807)

Total Fair Value		$(363,807)	$(541,049)	$(904,856)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(4,629,781)	$(4,629,781)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(158,309)	—	(158,309)

Total Realized Gain (Loss)		$(158,309)	$(4,629,781)	$(4,788,090)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$5,514,343	$5,514,343
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(366,479)	—	(366,479)

Total Change in Unrealized Appreciation (Depreciation)		$(366,479)	$5,514,343	$5,147,864

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	—	79	79
Futures Contracts Short (Average number of contracts)	—	(2,529)	(2,529)
Forward Contracts Long (Average number of notional amount)	11,920,221	—	11,920,221
Forward Contracts Short (Average number of notional amount)	$(13,302,634)	$—	$(13,302,634)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank N.A.	$8,973	$(8,973)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank N.A.	$363,807	$(8,973)	$—	$354,834

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement may only

34	MainStay Total Return Bond Fund

be amended or terminated prior to that date by action of the Board of Trustees of the Fund. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the six-month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,414,425 and waived its fees and/or reimbursed expenses in the amount of $479,626.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$13
Class R2	13

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,465 and $4,077, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class B and Class C shares of $1,523, $7,339 and $1,822, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$9,438
Class A	25,129
Class B	8,921
Class C	31,362
Class I	339,130
Class R1	12
Class R2	12

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R1	$26,612	100%
Class R2	26,491	100

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from: Ordinary Income	$32,084,790

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2014, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares/ Principal Amount	Cost	4/30/14 Value	Percent of Net Assets
ION Media Networks, Inc.	3/12/10	2	$4	$757	0.00	%‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 9.75%	9/3/09	15,000	—	221	0.00	‡
Total			$4	$978	0.00	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of U.S. government securities were $41,259 and $55,912, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $31,564 and $62,058, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	53,800	$580,336
Shares issued to shareholders in reinvestment of dividends and distributions	11,708	126,073
Shares redeemed	(153,832)	(1,656,516)

Net increase (decrease) in shares outstanding before conversion	(88,324)	(950,107)
Shares converted into Investor Class (See Note 1)	13,634	146,454
Shares converted from Investor Class (See Note 1)	(20,900)	(225,158)

Net increase (decrease)	(95,590)	$(1,028,811)

Year ended October 31, 2013:
Shares sold	230,455	$2,546,670
Shares issued to shareholders in reinvestment of dividends and distributions	27,053	296,056
Shares redeemed	(304,057)	(3,305,549)

Net increase (decrease) in shares outstanding before conversion	(46,549)	(462,823)
Shares converted into Investor Class (See Note 1)	105,610	1,149,672
Shares converted from Investor Class (See Note 1)	(57,429)	(631,566)

Net increase (decrease)	1,632	$55,283

36	MainStay Total Return Bond Fund

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	214,855	$2,307,450
Shares issued to shareholders in reinvestment of dividends and distributions	82,682	885,760
Shares redeemed	(1,007,397)	(10,783,665)

Net increase (decrease) in shares outstanding before conversion	(709,860)	(7,590,455)
Shares converted into Class A (See Note 1)	24,575	263,156

Net increase (decrease)	(685,285)	$(7,327,299)

Year ended October 31, 2013:
Shares sold	1,971,574	$21,656,850
Shares issued to shareholders in reinvestment of dividends and distributions	190,861	2,076,490
Shares redeemed	(2,676,150)	(28,909,621)

Net increase (decrease) in shares outstanding before conversion	(513,715)	(5,176,281)
Shares converted into Class A (See Note 1)	90,324	988,654
Shares converted from Class A (See Note 1)	(58,673)	(636,373)

Net increase (decrease)	(482,064)	$(4,824,000)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	43,617	$470,560
Shares issued to shareholders in reinvestment of dividends and distributions	7,913	84,863
Shares redeemed	(112,388)	(1,206,438)

Net increase (decrease) in shares outstanding before conversion	(60,858)	(651,015)
Shares converted from Class B (See Note 1)	(17,239)	(184,452)

Net increase (decrease)	(78,097)	$(835,467)

Year ended October 31, 2013:
Shares sold	238,071	$2,627,929
Shares issued to shareholders in reinvestment of dividends and distributions	20,670	225,675
Shares redeemed	(350,412)	(3,793,940)

Net increase (decrease) in shares outstanding before conversion	(91,671)	(940,336)
Shares converted from Class B (See Note 1)	(80,012)	(870,387)

Net increase (decrease)	(171,683)	$(1,810,723)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	89,117	$958,357
Shares issued to shareholders in reinvestment of dividends and distributions	24,553	263,526
Shares redeemed	(581,503)	(6,236,996)

Net increase (decrease)	(467,833)	$(5,015,113)

Year ended October 31, 2013:
Shares sold	731,154	$8,068,679
Shares issued to shareholders in reinvestment of dividends and distributions	68,814	752,343
Shares redeemed	(1,633,011)	(17,715,748)

Net increase (decrease)	(833,043)	$(8,894,726)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	7,198,167	$77,055,739
Shares issued to shareholders in reinvestment of dividends and distributions	1,271,888	13,637,643
Shares redeemed	(10,471,074)	(112,141,542)

Net increase (decrease)	(2,001,019)	$(21,448,160)

Year ended October 31, 2013:
Shares sold	20,278,763	$220,785,110
Shares issued to shareholders in reinvestment of dividends and distributions	2,549,885	27,735,896
Shares redeemed	(19,527,851)	(212,385,560)

Net increase (decrease)	3,300,797	$36,135,446

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares issued to shareholders in reinvestment of dividends	44	$476

Net increase (decrease)	44	$476

Period ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	87	$945

Net increase (decrease)	87	$945

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	41	$443

Net increase (decrease)	41	$443

Period ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	81	$879

Net increase (decrease)	81	$879

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

38	MainStay Total Return Bond Fund

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board also considered recent revisions to the Fund’s name and its principal investment strategies, and New York Life Investments’ commitment to limit the Fund’s expenses in connection with implementing these changes.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

40	MainStay Total Return Bond Fund

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	41

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Total Return Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34052 MS164-14	MSTRB10-06/14 NL0B4

MainStay Short Term Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–3.07 –0.07%	–3.44 –0.45%	0.13 0.74%	1.88 2.19%	1.47 1.47%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.90 0.10	–3.00 0.00	0.52 1.14	2.08 2.40	1.13 1.13
Class I Shares	No Sales Charge		0.23	0.15	1.37	2.70	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. 1-3 Year Government/Credit Index[4]	0.40%	0.69%	1.87%	2.93%
Average Lipper Short U.S. Government Fund[5]	0.29	–0.18	1.43	2.34

4.	The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$999.30	$6.25	$1,018.50	$6.31

Class A Shares	$1,000.00	$1,001.00	$4.27	$1,020.50	$4.31

Class I Shares	$1,000.00	$1,002.30	$3.03	$1,021.80	$3.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.26% for Investor Class, 0.86% for Class A and 0.61% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.25%–0.875%, due 3/15/15–2/28/17

2.	Federal Home Loan Bank, 1.40%–1.625%, due 6/12/18–6/19/18

3.	Chevron Corp., 0.889%–4.95%, due 6/24/16–3/3/19

4.	JPMorgan Chase & Co., 3.45%, due 3/1/16

5.	Total Capital S.A., 3.125%, due 10/2/15
6.	PNC Funding Corp., 3.625%, due 2/8/15

7.	Hutchison Whampoa International, Ltd., 4.625%, due 9/11/15

8.	General Electric Capital Corp., 3.75%, due 11/14/14

9.	Japan Tobacco, Inc., 2.10%, due 7/23/18

10.	Private Export Funding Corp., 1.375%, due 2/15/17

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Claude Athaide, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Short Term Bond Fund returned –0.07% for Investor Class shares and 0.10% for Class A shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 0.23%. For the six months ended April 30, 2014, all share classes underperformed the 0.40% return of the Barclays U.S. 1–3 Year Government/Credit Index,1 which is the Fund’s broad-based securities-market index, and underperformed the 0.29% return of the average Lipper2 short U.S. government fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance during the reporting period?

U.S. Treasury securities and assets with a high correlation to U.S. Treasury securities have rallied since the beginning of 2014. We have maintained underweight positions in these asset classes because of our continued bias toward spread product.3 The Fund maintained an overweight position in corporate bonds with a bias toward investment-grade bonds with lower quality (ratings of A and BBB)4 than is characteristic of bonds in the Barclays U.S. 1–3 Year Government/Credit Index.

How did the Fund’s duration5 positioning affect the Fund’s performance during the reporting period?

At the end of the reporting period, the Fund had a slightly shorter duration than the Barclays U.S. 1–3 Year Government/Credit Index. This positioning did not have a significant impact on performance. As of April 30, 2014, the Fund’s effective duration was 1.73 years.

What specific factors, risks or market forces prompted decisions for the Fund during the reporting period?

We believed that credit risk would be the principal driver of performance during the reporting period. We expected corporate bonds to outperform U.S. government-related debt for three reasons. First, the prospects for credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, the current low-interest-rate environment sparked healthy demand for higher-yielding products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. Improving credit fundamentals also supported a narrowing of spreads alongside a favorable supply/demand balance for corporate debt. (Spreads to U.S. Treasury securities tend to reflect the compensation investors require to assume credit risk.) Strong performance in the stock market also helped the performance of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were particularly strong and which ones were weak?

From an industry standpoint, we continue to favor consumer-related sectors such as financials. The banking sector was the largest positive contributor to the Fund’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Our primary emphasis was on senior and junior subordinated debt of large domestic banks. The capital-base strength of large U.S. banks (Tier 1) is an important factor for creditors. In the consumer-related sectors, we have diversified exposures to noncyclical areas, such as food & beverage.

The Fund held an overweight position in commercial mortgage-backed securities relative to the Barclays U.S. 1–3 Year Government/Credit Index. Investments in commercial mortgage-backed securities contributed modestly to the Fund’s performance during the reporting period. We do believe, however, that this market offers less compensation for the risk of these securities today. As a result, we are allowing our positions to roll off. The Fund’s exposure to commercial mortgage-backed securities was limited to super-senior, AAA-rated6 tranches.7

1.	See footnote on page 6 for more information on the Barclays U.S. 1–3 Year Government/Credit Index.

2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to U.S. Treasury securities.
4.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. It is the opinion of S&P, however, that the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	A tranche is a slice or portion of a bond offering or a class of securities within the offering. Different tranches may carry different maturities, payment schedules, yields, covenants or risks. Different tranches may sometimes be offered to different buyers, such as domestic and international investors.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased debt issued by Eli Lilly & Company, which discovers, develops, manufactures and sells pharmaceutical products worldwide. In keeping with our strategy of favoring higher-yielding corporate bonds over U.S. Treasury securities, we purchased five-year maturity bonds issued by the company. The bond was issued at a 45 basis point spread over comparable U.S. Treasury notes. (A basis point is one-hundredth of a percentage point.) During the reporting period, the bonds of Anglo American, Daimler, DCP Midstream, Hartford Finance and MetLife matured, which removed them from the Fund.

How did the Fund’s weightings change during the reporting period?

The Fund’s overall risk profile remained intact, consistent with our longer-term approach to investing. The Fund remained overweight in investment-grade corporate bonds relative to the Barclays U.S. 1–3 Year Government/Credit Index and underweight in U.S. Treasury securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held an underweight position in U.S. Treasury bonds. As of the same date, the Fund held overweight positions relative to the Barclays U.S. 1–3 Year Government/Credit Index in agency bonds and corporate debt. As of the same date, the Fund also held a position in commercial mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 97.8%† Asset-Backed Security 1.0%
Automobile 1.0%
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, due 3/25/16 (a)	$700,000	$722,294

Total Asset-Backed Security (Cost $731,704)		722,294

Corporate Bonds 51.1%
Agriculture 2.1%
♦Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	1,070,000	1,077,497
Reynolds American, Inc. 1.05%, due 10/30/15	420,000	420,815

		1,498,312

Banks 15.4%
Bank of America Corp. 2.00%, due 1/11/18	305,000	305,529
6.50%, due 8/1/16	645,000	719,544
Barclays Bank PLC 5.00%, due 9/22/16	640,000	699,777
BB&T Corp. 1.60%, due 8/15/17	915,000	919,162
Capital One Financial Corp. 3.50%, due 6/15/23	484,000	481,457
Citigroup, Inc. 2.65%, due 3/2/15	835,000	849,234
Discover Bank / Greenwood DE 2.00%, due 2/21/18	340,000	340,235
Goldman Sachs Group, Inc. (The) 3.625%, due 2/7/16	975,000	1,019,448
HSBC Bank PLC 1.50%, due 5/15/18 (a)	945,000	932,194
♦JPMorgan Chase & Co. 3.45%, due 3/1/16	1,235,000	1,292,509
Morgan Stanley 4.00%, due 7/24/15	895,000	929,808
♦PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,270,926
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	565,000	577,048
Wells Fargo & Co. 5.00%, due 11/15/14	780,000	798,282

		11,135,153

	Principal Amount	Value

Beverages 3.2%
Coca-Cola Co. (The) 0.75%, due 3/13/15	$785,000	$788,296
PepsiCo., Inc. 0.75%, due 3/5/15	560,000	562,197
0.80%, due 8/25/14	375,000	375,493
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (a)	585,000	590,106

		2,316,092

Computers & Peripherals 1.2%
Apple, Inc. 1.00%, due 5/3/18	875,000	854,409

Diversified Financial Services 1.7%
♦General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,242,508

Electric 1.2%
Dominion Gas Holdings LLC 1.05%, due 11/1/16 (a)	890,000	886,557

Finance—Commercial 1.1%
Caterpillar Financial Services Corp. 1.25%, due 11/6/17	790,000	789,095

Finance—Consumer Loans 0.6%
John Deere Capital Corp. 1.05%, due 10/11/16	440,000	442,133

Finance—Other Services 1.4%
♦Private Export Funding Corp. 1.375%, due 2/15/17	1,020,000	1,031,256

Food 0.8%
Kellogg Co. 1.125%, due 5/15/15	305,000	306,738
Kraft Foods Group, Inc. 1.625%, due 6/4/15	290,000	293,359

		600,097

Health Care—Products 0.6%
Baxter International, Inc. 0.95%, due 6/1/16	440,000	442,728

Health Care—Services 0.7%
UnitedHealth Group, Inc. 0.85%, due 10/15/15	535,000	537,242

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Holding Company—Diversified 1.7%
♦Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	$1,195,000	$1,254,448

Insurance 0.4%
Berkshire Hathaway Finance Corp. 0.95%, due 8/15/16	305,000	306,939

Miscellaneous—Manufacturing 0.9%
3M Co. 1.375%, due 9/29/16	660,000	671,879

Office Equipment/Supplies 0.5%
Xerox Corp. 8.25%, due 5/15/14	385,000	385,835

Oil & Gas 8.7%
BP Capital Markets PLC 3.20%, due 3/11/16	385,000	403,035
♦Chevron Corp. 0.889%, due 6/24/16	1,365,000	1,373,410
4.95%, due 3/3/19	445,000	507,964
ConocoPhillips Co. 1.05%, due 12/15/17	455,000	450,147
Petrobras Global Finance B.V. 2.00%, due 5/20/16	480,000	479,346
PetroHawk Energy Corp. 7.25%, due 8/15/18	805,000	849,746
Phillips 66 2.95%, due 5/1/17	285,000	298,113
Shell International Finance B.V. 3.10%, due 6/28/15	665,000	686,557
♦Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,280,774

		6,329,092

Pharmaceuticals 2.3%
Eli Lilly & Co. 1.95%, due 3/15/19	335,000	333,903
Pfizer, Inc. 5.35%, due 3/15/15	750,000	780,606
Sanofi 1.20%, due 9/30/14	510,000	511,976

		1,626,485

Retail 1.3%
Costco Wholesale Corp. 0.65%, due 12/7/15	940,000	943,297

	Principal Amount	Value

Semiconductors 1.3%
Intel Corp. 1.35%, due 12/15/17	$910,000	$908,606

Software 1.0%
Oracle Corp. 1.20%, due 10/15/17	730,000	726,972

Telecommunications 3.0%
BellSouth Corp. 5.20%, due 9/15/14	540,000	549,283
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	785,000	806,978
Verizon Communications, Inc. 0.70%, due 11/2/15	800,000	801,325

		2,157,586

Total Corporate Bonds (Cost $36,704,943)		37,086,721

Mortgage-Backed Securities 2.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class AAB 5.422%, due 1/15/49	428,984	428,647
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-T16, Class A6 4.75%, due 2/13/46 (b)	143,181	144,993
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	400,000	418,692
LB-UBS Commercial Mortgage Trust
Series 2004-C1, Class A4 4.568%, due 1/15/31	110,291	114,285
RBSCF Trust
Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	334,367	341,373
Wachovia Bank Commercial Mortgage Trust
Series 2004-C14, Class A4 5.088%, due 8/15/41 (b)	183,243	184,158

Total Mortgage-Backed Securities (Cost $1,699,311)		1,632,148

U.S. Government & Federal Agencies 43.4%
♦Federal Home Loan Bank 2.8%
1.40%, due 6/12/18	1,010,000	998,473
1.625%, due 6/19/18	1,060,000	1,058,309

		2,056,782

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation 1.2%
1.00%, due 8/20/14	$825,000	$827,253

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
4.50%, due 11/1/18	72,805	77,322

♦United States Treasury Notes 39.3%
0.25%, due 4/15/16	8,430,000	8,405,300
0.375%, due 3/15/15	8,125,000	8,144,679
0.375%, due 6/15/15	5,885,000	5,901,319
0.50%, due 6/15/16	3,390,000	3,391,854
0.875%, due 2/28/17	2,700,000	2,705,063

		28,548,215

Total U.S. Government & Federal Agencies (Cost $31,464,864)		31,509,572

Total Long-Term Bonds (Cost $70,600,822)		70,950,735

Short-Term Investment 2.1%
Repurchase Agreement 2.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $1,549,407 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $1,705,000 and a Market Value of $1,581,778)	1,549,407	1,549,407

Total Short-Term Investment (Cost $1,549,407)		1,549,407

Total Investments (Cost $72,150,229) (c)	99.9%	72,500,142
Other Assets, Less Liabilities	0.1	68,052
Net Assets	100.0%	$72,568,194
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(c)	As of April 30, 2014, cost was $72,150,229 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$529,841
Gross unrealized depreciation	(179,928)

Net unrealized appreciation	$349,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$722,294	$—	$722,294
Corporate Bonds	—	37,086,721	—	37,086,721
Mortgage-Backed Securities	—	1,632,148	—	1,632,148
U.S. Government & Federal Agencies	—	31,509,572	—	31,509,572

Total Long-Term Bonds	—	70,950,735	—	70,950,735

Short-Term Investment
Repurchase Agreement	—	1,549,407	—	1,549,407

Total Investments in Securities	$—	$72,500,142	$—	$72,500,142

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $72,150,229)	$72,500,142
Receivables:
Interest	289,433
Fund shares sold	40,447
Other assets	28,255

Total assets	72,858,277

Liabilities
Payables:
Fund shares redeemed	182,734
Professional fees	29,097
Shareholder communication	24,304
Manager (See Note 3)	21,811
Transfer agent (See Note 3)	18,713
NYLIFE Distributors (See Note 3)	5,259
Trustees	283
Custodian	98
Accrued expenses	1,113
Dividend payable	6,671

Total liabilities	290,083

Net assets	$72,568,194

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,594
Additional paid-in capital	72,217,654

72,225,248
Distributions in excess of net investment income	(2,643)
Accumulated net realized gain (loss) on investments	(4,324)
Net unrealized appreciation (depreciation) on investments	349,913

Net assets	$72,568,194

Investor Class
Net assets applicable to outstanding shares	$3,889,318

Shares of beneficial interest outstanding	405,918

Net asset value per share outstanding	$9.58
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.88

Class A
Net assets applicable to outstanding shares	$21,264,433

Shares of beneficial interest outstanding	2,225,450

Net asset value per share outstanding	$9.56
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.86

Class I
Net assets applicable to outstanding shares	$47,414,443

Shares of beneficial interest outstanding	4,962,822

Net asset value and offering price per share outstanding	$9.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$528,094

Expenses
Manager (See Note 3)	247,360
Transfer agent (See Note 3)	34,462
Distribution/Service—Investor Class (See Note 3)	4,839
Distribution/Service—Class A (See Note 3)	28,898
Professional fees	24,071
Registration	22,956
Shareholder communication	15,205
Custodian	3,153
Trustees	870
Miscellaneous	4,289

Total expenses before waiver/reimbursement	386,103
Expense waiver/reimbursement from Manager (See Note 3)	(93,264)

Net expenses	292,839

Net investment income (loss)	235,255

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(4,203)
Net change in unrealized appreciation (depreciation) on investments	(106,141)

Net realized and unrealized gain (loss) on investments	(110,344)

Net increase (decrease) in net assets resulting from operations	$124,911

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$235,255	$648,677
Net realized gain (loss) on investments	(4,203)	182,626
Net change in unrealized appreciation (depreciation) on investments	(106,141)	(799,686)

Net increase (decrease) in net assets resulting from operations	124,911	31,617

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,617)	(9,148)
Class A	(48,439)	(156,208)
Class I	(185,290)	(483,929)

	(235,346)	(649,285)

From net realized gain on investments:
Investor Class	(8,065)	(17,969)
Class A	(49,098)	(126,883)
Class I	(120,264)	(212,374)

	(177,427)	(357,226)

Total dividends and distributions to shareholders	(412,773)	(1,006,511)

Capital share transactions:
Net proceeds from sale of shares	11,643,029	92,310,800
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	376,885	895,672
Cost of shares redeemed	(28,222,216)	(90,460,140)

Increase (decrease) in net assets derived from capital share transactions	(16,202,302)	2,746,332

Net increase (decrease) in net assets	(16,490,164)	1,771,438

Net Assets
Beginning of period	89,058,358	87,286,920

End of period	$72,568,194	$89,058,358

Distributions in excess of net investment income at end of period	$(2,643)	$(2,552)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$9.61		$9.71	$9.72	$9.81	$9.81		$9.32

Net investment income (loss)	0.00	‡	0.02	0.04	0.08	0.05		0.10
Net realized and unrealized gain (loss) on investments	(0.01)		(0.06)	0.03	(0.06)	0.13		0.49

Total from investment operations	(0.01)		(0.04)	0.07	0.02	0.18		0.59

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.02)	(0.04)	(0.09)	(0.06)		(0.10)
From net realized gain on investments	(0.02)		(0.04)	(0.04)	(0.02)	(0.12)		—

Total dividends and distributions	(0.02)		(0.06)	(0.08)	(0.11)	(0.18)		(0.10)

Net asset value at end of period	$9.58		$9.61	$9.71	$9.72	$9.81		$9.81

Total investment return (a)	(0.07	%)(b)	(0.41%)	0.79%	0.13%	1.83%		6.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03	% ††	0.22%	0.44%	0.83%	0.63%		1.00%
Net expenses	1.26	% ††	1.23%	1.27%	1.33%	1.38%		1.11%
Expenses (before waiver/reimbursement)	1.48	% ††	1.47%	1.44%	1.55%	1.60%		1.62%
Portfolio turnover rate	11%		67%	60%	39%	68	%(c)	193	%(c)
Net assets at end of period (in 000’s)	$3,889		$3,965	$4,356	$4,128	$4,119		$3,180

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 131% for the years ended October 31, 2010 and 2009, respectively.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$9.59		$9.68	$9.69	$9.78	$9.79		$9.29

Net investment income (loss)	0.02		0.05	0.09	0.11	0.11		0.10
Net realized and unrealized gain (loss) on investments	(0.01)		(0.05)	0.02	(0.06)	0.11		0.51

Total from investment operations	0.01		—	0.11	0.05	0.22		0.61

Less dividends and distributions:
From net investment income	(0.02)		(0.05)	(0.08)	(0.12)	(0.11)		(0.11)
From net realized gain on investments	(0.02)		(0.04)	(0.04)	(0.02)	(0.12)		—

Total dividends and distributions	(0.04)		(0.09)	(0.12)	(0.14)	(0.23)		(0.11)

Net asset value at end of period	$9.56		$9.59	$9.68	$9.69	$9.78		$9.79

Total investment return (a)	0.10	%(b)	0.04%	1.13%	0.53%	2.19%		6.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42	%††	0.57%	0.77%	1.23%	1.03%		1.14%
Net expenses	0.86	%††	0.88%	0.93%	0.93%	0.93%		0.91%
Expenses (before waiver/reimbursement)	1.09	%††	1.13%	1.10%	1.15%	1.15%		1.16%
Portfolio turnover rate	11%		67%	60%	39%	68	%(c)	193	%(c)
Net assets at end of period (in 000’s)	$21,264		$24,657	$31,422	$31,689	$36,665		$54,902

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 131% for the years ended October 31, 2010 and 2009, respectively.

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$9.58		$9.68	$9.69	$9.78	$9.78		$9.29

Net investment income (loss)	0.02		0.08	0.10	0.14	0.13		0.15
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.06)	0.03	(0.06)	0.12		0.48

Total from investment operations	0.02		0.02	0.13	0.08	0.25		0.63

Less dividends and distributions:
From net investment income	(0.03)		(0.08)	(0.10)	(0.15)	(0.13)		(0.14)
From net realized gain on investments	(0.02)		(0.04)	(0.04)	(0.02)	(0.12)		—

Total dividends and distributions	(0.05)		(0.12)	(0.14)	(0.17)	(0.25)		(0.14)

Net asset value at end of period	$9.55		$9.58	$9.68	$9.69	$9.78		$9.78

Total investment return (a)	0.23	%(b)	0.19%	1.39%	0.78%	2.55%		6.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.79%	1.03%	1.48%	1.32%		1.43%
Net expenses	0.61	%††	0.63%	0.68%	0.68%	0.68%		0.63%
Expenses (before waiver/reimbursement)	0.84	%††	0.88%	0.85%	0.90%	0.90%		0.91%
Portfolio turnover rate	11%		67%	60%	39%	68	%(c)	193	%(c)
Net assets at end of period (in 000’s)	$47,414		$60,437	$51,509	$48,193	$76,456		$79,237

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 131% for the years ended October 31, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

20	MainStay Short Term Bond Fund

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in

22	MainStay Short Term Bond Fund

the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.86% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $247,360 and waived its fees and/or reimbursed expenses in the amount of $93,264.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $718 and $2,839, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $1,656 for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$8,930
Class A	7,506
Class I	18,026

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$656,485
Long-Term Capital Gain	350,026
Total	$1,006,511

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of U.S. government securities were $7,193 and $15,449, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,244 and $6,679, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	46,135	$442,246
Shares issued to shareholders in reinvestment of dividends and distributions	1,007	9,651
Shares redeemed	(49,890)	(478,371)

Net increase (decrease) in shares outstanding before conversion	(2,748)	(26,474)
Shares converted from Investor Class (See Note 1)	(3,726)	(35,694)

Net increase (decrease)	(6,474)	$(62,168)

Year ended October 31, 2013:
Shares sold	139,761	$1,347,695
Shares issued to shareholders in reinvestment of dividends and distributions	2,795	26,995
Shares redeemed	(181,834)	(1,752,848)

Net increase (decrease) in shares outstanding before conversion	(39,278)	(378,158)
Shares converted into Investor Class (See Note 1)	21,586	207,754
Shares converted from Investor Class (See Note 1)	(18,418)	(176,945)

Net increase (decrease)	(36,110)	$(347,349)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	202,291	$1,934,497
Shares issued to shareholders in reinvestment of dividends and distributions	9,433	90,149
Shares redeemed	(562,420)	(5,377,731)

Net increase (decrease) in shares outstanding before conversion	(350,696)	(3,353,085)
Shares converted into Class A (See Note 1)	3,738	35,694

Net increase (decrease)	(346,958)	$(3,317,391)

Year ended October 31, 2013:
Shares sold	1,633,514	$15,675,928
Shares issued to shareholders in reinvestment of dividends and distributions	22,259	214,062
Shares redeemed	(2,325,264)	(22,315,469)

Net increase (decrease) in shares outstanding before conversion	(669,491)	(6,425,479)
Shares converted into Class A (See Note 1)	18,475	176,945
Shares converted from Class A (See Note 1)	(21,653)	(207,754)

Net increase (decrease)	(672,669)	$(6,456,288)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	968,974	$9,266,286
Shares issued to shareholders in reinvestment of dividends and distributions	28,996	277,085
Shares redeemed	(2,341,806)	(22,366,114)

Net increase (decrease)	(1,343,836)	$(12,822,743)

Year ended October 31, 2013:
Shares sold	7,851,405	$75,287,177
Shares issued to shareholders in reinvestment of dividends and distributions	68,138	654,615
Shares redeemed	(6,933,387)	(66,391,823)

Net increase (decrease)	986,156	$9,549,969

24	MainStay Short Term Bond Fund

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

26	MainStay Short Term Bond Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted favorably the Fund’s improved investment performance relative to its peers during the most recent year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Fund’s relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that, the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28	MainStay Short Term Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34240 MS164-14	MSSB10-06/14 NL0B5

MainStay U.S. Equity Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.12 10.18%	18.45 25.34%	17.81 19.15%	3.26 4.12%	2.85 2.85%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.17 10.24	18.68 25.58	18.12 19.46	3.47 4.33	2.59 2.59
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.96 9.79	23.51 24.45	18.27 18.27	3.34 3.34	3.62 3.62
Class I Shares	No Sales Charge		10.35	25.80	19.73	4.56	2.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Index[4]	8.25%	20.81%	19.52%	5.91%
Average Lipper Alternative Active Extension Fund[5]	8.37	21.00	17.71	4.34

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper alternative active extension fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,101.80	$15.06	$1,010.50	$14.41

Class A Shares	$1,000.00	$1,102.40	$14.02	$1,011.50	$13.42

Class C Shares	$1,000.00	$1,097.90	$18.93	$1,006.70	$18.11

Class I Shares	$1,000.00	$1,103.50	$12.73	$1,012.70	$12.18

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.89% for Investor Class, 2.69% for Class A, 3.64% for Class C and 2.44% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	13.4%
Pharmaceuticals	7.9
Banks	6.7
Internet Software & Services	4.9
Technology Hardware, Storage & Peripherals	4.9
Media	4.8
Software	4.1
Machinery	3.8
Health Care Providers & Services	3.6
Specialty Retail	3.4
IT Services	3.3
Road & Rail	3.1
Capital Markets	3.0
Communications Equipment	2.9
Biotechnology	2.8
Energy Equipment & Services	2.6
Diversified Telecommunication Services	2.5
Internet & Catalog Retail	2.5
Chemicals	2.4
Food Products	2.4
Household Durables	2.4
Metals & Mining	2.4
Semiconductors & Semiconductor Equipment	2.4
Textiles, Apparel & Luxury Goods	2.4
Food & Staples Retailing	2.3
Hotels, Restaurants & Leisure	2.3
Diversified Financial Services	2.1
Real Estate Investment Trusts	2.0
Aerospace & Defense	1.8
Life Sciences Tools & Services	1.8

Real Estate Management & Development	1.8%
Auto Components	1.7
Electronic Equipment, Instruments & Components	1.6
Insurance	1.6
Beverages	1.5
Household Products	1.5
Health Care Equipment & Supplies	1.4
Automobiles	1.3
Commercial Services & Supplies	1.3
Trading Companies & Distributors	1.1
Wireless Telecommunication Services	1.1
Professional Services	0.9
Industrial Conglomerates	0.8
Paper & Forest Products	0.8
Diversified Consumer Services	0.6
Electric Utilities	0.6
Multi-Utilities	0.5
Electrical Equipment	0.4
Containers & Packaging	0.3
Exchange -Traded Fund	0.3
Thrifts & Mortgage Finance	0.3
Construction & Engineering	0.1
Tobacco	0.1
Airlines	0.0	‡
Personal Products	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.2
Investments Sold Short	–28.4

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Chevron Corp.
6.	JPMorgan Chase & Co.

7.	Berkshire Hathaway, Inc. Class B

8.	Merck & Co., Inc.

9.	Bank of America Corp.

10.	PepsiCo., Inc.

Top Five Short Positions as of April 30, 2014 (Unaudited)

1.	Tahoe Resources, Inc.

2.	Ultra Petroleum Corp.

3.	Tenet Healthcare Corp.

4.	SandRidge Energy, Inc.

5.	Southern Copper Corp.

8	MainStay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 10.18% for Investor Class shares, 10.24% for Class A shares and 9.79% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 10.35%. For the six months ended April 30, 2014, all share classes outperformed the 8.25% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index, and the 8.37% return of the average Lipper2 alternative active extension fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, Migene Kim was added as an additional portfolio manager of the Fund. Also effective February 28, 2014, the Fund’s principal investment strategies were modified to relax constraints related to the Fund’s minimum long/short requirements. The change provides the Fund with greater investment flexibility based on market conditions. Previously, the Fund’s prospectus said that it “will hold” long and short positions. This was revised to say that the Fund “may hold” long and short positions. The maximum amount of long and short positions that the Fund may hold (140% and 40% of the Fund’s net assets, respectively) remains the same.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Russell 1000® Index during the reporting period primarily because of strong stock selection. More specifically, the Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. This means that less information may be available to investors, less coverage may be provided by analysts, and in some cases, the companies may have less history than larger companies. The Fund’s quantitative analysis was successful in identifying both winning and losing stocks.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Energy, consumer staples and industrials made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) Favorable stock selection helped the Fund’s performance in all three sectors.

Telecommunication services, financials and utilities were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. Underweighting utilities, the best-performing sector in the Russell 1000® Index in the first four months of 2014, hurt the Fund’s relative performance. Overweight positions in the telecommunications services and financials sectors also detracted from the Fund’s performance relative to the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to absolute performance came from oil and mining company Exxon Mobil, road & rail company Avis Budget Group and pharmaceutical company Mallinckrodt. Shares of energy stocks including Exxon Mobil (an overweight position) appreciated with the domestic oil boom during the reporting period. Avis Budget Group, an auto retail store company, rallied after it reported robust fourth-quarter earnings, which beat analysts’ estimates on the top and bottom line. Management also forecast 2014 earnings and revenue in-line with consensus. The company also announced an increase in its stock-repurchase program in April, which helped its performance. Mallinkrodt made two acquisition announcements during the reporting period. One was to buy pain drugmaker Cadence in February; the second was to buy biopharmaceutical company Questcor in April. Both announcements helped drive Mallinkrodt’s stock’s performance.

The most substantial detractors were specialty retailer Best Buy, Internet & catalog retailer Amazon.com and biotechnology company Ariad Pharmaceuticals. Best Buy, the world’s largest electronics chain, saw its shares drop during the six-month period after the company announced a decline in holiday sales. Amazon shares also had weak performance after the company announced results for the fourth quarter of 2013 and the first quarter of 2014, as investors demanded more disciplined spending. Ariad Pharmaceuticals’ shares (in which the Fund held a short position) soared in November after a major European medical regulator ruled that Ariad Pharmaceuticals could continue marketing its leukemia drug, Iclusig, albeit with certain restrictions. The stock again rallied in December after the company received approval to return Iclusig to the U.S. market.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of semiconductor company Micron Technology. The company’s shares appreciated during the reporting period, as

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Index.

mainstayinvestments.com	9

Micron benefited from a favorable pricing environment in the NAND/DRAM memory-chip market. The Fund also increased its position in pharmaceutical manufacturer Merck. The company’s stock rose over the last couple of quarters and closed the reporting period close to its high for the first four months of 2014. Earnings have increased but revenues have been mixed over the last four quarters, which left investors pleased about recent earnings announcements. Relative to its peers and sector, Merck has been a relative year-to-date performance leader.

The Fund sold out of shares of biotechnology company Gilead Sciences during the reporting period as the company has faced concerns about the cost of its hepatitis-C drug, Sovaldi, which led to weaker momentum scores. The Fund also trimmed its position in IT services company IBM when the stock’s valuation and sentiment readings became less attractive. IBM stock performed poorly after reporting earnings for the fourth quarter of 2013 and the first quarter of 2014.

How did the Fund’s sector weightings change during the reporting period?

The sectors that saw the most substantial weighting increases relative to the Russell 1000® Index during the reporting period were industrials and consumer staples. Over the same period, the largest sector-weighting reductions were in materials and consumer discretionary.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were consumer discretionary and information technology. As of the same date, the Fund’s most substantially underweight sectors relative to the Index were utilities and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Equity Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 128.2%†
Aerospace & Defense 1.8%
AAR Corp. (a)	16,294	$422,015
Boeing Co. (The) (a)	36,487	4,707,553
Engility Holdings, Inc. (b)	19,254	840,244
Exelis, Inc.	54,328	1,007,241
Huntington Ingalls Industries, Inc.	5,843	601,829

		7,578,882

Airlines 0.0%‡
Southwest Airlines Co.	7,300	176,441
United Continental Holdings, Inc. (b)	1	41

		176,482

Auto Components 1.7%
Goodyear Tire & Rubber Co. (The)	89,900	2,265,480
Lear Corp.	32,200	2,674,532
Visteon Corp. (b)	29,700	2,578,257

		7,518,269

Automobiles 1.3%
Ford Motor Co.	115,542	1,866,003
General Motors Co. (a)	100,528	3,466,205
Tesla Motors, Inc. (b)	1,721	357,779

		5,689,987

Banks 6.7%
Banco Latinoamericano de Comercio Exterior S.A. Class E	31,700	815,324
♦Bank of America Corp. (a)	382,183	5,786,251
Cardinal Financial Corp.	18,665	313,572
Citigroup, Inc. (a)	31,768	1,522,005
Comerica, Inc.	12,799	617,424
Commerce Bancshares, Inc.	1	43
First Niagara Financial Group, Inc.	278,700	2,486,004
First Republic Bank	48,969	2,485,666
♦JPMorgan Chase & Co. (a)	125,519	7,026,554
KeyCorp	199,481	2,720,921
Signature Bank (b)	3,900	463,398
SunTrust Banks, Inc.	30,763	1,176,992
United Community Banks, Inc. (b)	38,900	628,235
Wells Fargo & Co.	53,867	2,673,958

		28,716,347

Beverages 1.5%
Coca-Cola Co. (The) (a)	22,989	937,721
Coca-Cola Enterprises, Inc.	3,700	168,128
♦PepsiCo., Inc. (a)	63,384	5,444,052

		6,549,901

	Shares	Value

Biotechnology 2.8%
Alkermes PLC (b)	1	$46
AMAG Pharmaceuticals, Inc. (b)	17,500	319,550
Amgen, Inc. (a)	37,427	4,182,467
Celgene Corp. (b)	1,600	235,216
Cubist Pharmaceuticals, Inc. (b)	38,100	2,669,286
Emergent BioSolutions, Inc. (b)	33,900	893,604
Myriad Genetics, Inc. (b)	1	42
NPS Pharmaceuticals, Inc. (b)	5,402	143,801
Repligen Corp. (b)	1	16
Spectrum Pharmaceuticals, Inc. (b)	103,735	712,660
United Therapeutics Corp. (b)	27,000	2,700,270

		11,856,958

Capital Markets 3.0%
Ameriprise Financial, Inc.	3,634	405,663
Artisan Partners Asset Management, Inc. Class A	20,300	1,178,821
Bank of New York Mellon Corp.	86,934	2,944,455
Lazard, Ltd. Class A	57,440	2,702,552
LPL Financial Holdings, Inc.	7,800	369,330
Raymond James Financial, Inc.	47,800	2,375,660
State Street Corp. (a)	46,727	3,016,695

		12,993,176

Chemicals 2.4%
Cabot Corp.	500	28,900
Dow Chemical Co. (The) (a)	77,500	3,867,250
Kraton Performance Polymers, Inc. (b)	17,200	448,060
LyondellBasell Industries, N.V. Class A (a)	35,993	3,329,353
Scotts Miracle-Gro Co. (The) Class A	41,700	2,552,457
Westlake Chemical Corp.	226	16,091

		10,242,111

Commercial Services & Supplies 1.3%
Pitney Bowes, Inc.	103,900	2,784,520
Quad Graphics, Inc.	8,650	187,273
R.R. Donnelley & Sons Co.	146,600	2,580,160
Viad Corp.	1,445	33,307

		5,585,260

Communications Equipment 2.9%
Brocade Communications Systems, Inc. (b)	259,243	2,413,552
Cisco Systems, Inc. (a)	196,025	4,530,138
EchoStar Corp. Class A (b)	54,019	2,428,694
Polycom, Inc. (b)	60,600	745,380
QUALCOMM, Inc. (a)	16,576	1,304,697
Riverbed Technology, Inc. (b)	61,800	1,202,010

		12,624,471

Construction & Engineering 0.1%
AECOM Technology Corp. (b)	15,267	494,956

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Containers & Packaging 0.3%
Rock-Tenn Co. Class A	11,700	$1,118,637

Diversified Consumer Services 0.6%
Graham Holdings Co. Class B	3,544	2,378,839

Diversified Financial Services 2.1%
♦Berkshire Hathaway, Inc. Class B (a)(b)	54,489	7,020,908
Interactive Brokers Group, Inc. Class A	75,717	1,809,636

		8,830,544

Diversified Telecommunication Services 2.5%
AT&T, Inc. (a)	46,269	1,651,803
Inteliquent, Inc.	58,706	800,750
Level 3 Communications, Inc. (b)	69,600	2,994,888
Verizon Communications, Inc. (a)	98,238	4,590,662
Vonage Holdings Corp. (b)	205,100	787,584

		10,825,687

Electric Utilities 0.6%
Exelon Corp.	72,150	2,527,415

Electrical Equipment 0.4%
Emerson Electric Co.	7,100	484,078
Regal-Beloit Corp.	17,800	1,330,194
SolarCity Corp. (b)	435	23,164

		1,837,436

Electronic Equipment, Instruments & Components 1.6%
Ingram Micro, Inc. Class A (b)	87,600	2,361,696
Jabil Circuit, Inc.	147,141	2,539,654
Sanmina Corp. (b)	46,800	947,700
Tech Data Corp. (b)	13,200	824,868

		6,673,918

Energy Equipment & Services 2.6%
Baker Hughes, Inc. (a)	47,600	3,327,240
Basic Energy Services, Inc. (b)	12,600	332,892
Halliburton Co. (a)	30,935	1,951,071
Matrix Service Co. (b)	22,700	703,019
Nabors Industries, Ltd.	110,737	2,826,008
Parker Drilling Co. (b)	122,900	814,827
Pioneer Energy Services Corp. (b)	42,200	631,734
Schlumberger, Ltd.	3,500	355,425
Unit Corp. (b)	2,100	138,495

		11,080,711

Food & Staples Retailing 2.3%
Andersons, Inc. (The)	14,300	890,747
Costco Wholesale Corp.	17,700	2,047,536
CVS Caremark Corp.	19,800	1,439,856
Kroger Co. (The) (a)	68,227	3,141,171

	Shares	Value

Food & Staples Retailing (continued)
Rite Aid Corp. (b)	120,700	$881,110
Wal-Mart Stores, Inc. (a)	16,702	1,331,316

		9,731,736

Food Products 2.4%
Archer-Daniels-Midland Co. (a)	71,500	3,126,695
Bunge, Ltd.	34,800	2,771,820
Chiquita Brands International, Inc. (b)	69,100	793,268
Ingredion, Inc.	2,805	197,612
Pilgrim’s Pride Corp. (b)	40,200	878,772
Tyson Foods, Inc. Class A	63,993	2,685,786

		10,453,953

Health Care Equipment & Supplies 1.4%
Boston Scientific Corp. (b)	145,600	1,836,016
Greatbatch, Inc. (b)	4,938	227,296
Hill-Rom Holdings, Inc.	60,000	2,241,600
Invacare Corp.	36,700	579,860
Natus Medical, Inc. (b)	13,200	327,756
NuVasive, Inc. (b)	23,300	785,443

		5,997,971

Health Care Providers & Services 3.6%
Amedisys, Inc. (b)	58,400	795,992
Cardinal Health, Inc.	43,500	3,023,685
Express Scripts Holding Co. (b)	9,400	625,852
Humana, Inc.	25,700	2,820,575
Kindred Healthcare, Inc.	30,800	773,080
McKesson Corp. (a)	19,438	3,288,715
PharMerica Corp. (b)	30,700	834,733
UnitedHealth Group, Inc.	1,071	80,368
WellPoint, Inc. (a)	31,462	3,167,594

		15,410,594

Hotels, Restaurants & Leisure 2.3%
Brinker International, Inc.	50,100	2,461,914
Carnival Corp.	30,700	1,206,817
International Game Technology	27,600	346,380
MGM Resorts International (b)	1	25
Royal Caribbean Cruises, Ltd.	51,909	2,757,925
Wendy’s Co. (The)	274,300	2,279,433
Yum! Brands, Inc.	11,000	846,890

		9,899,384

Household Durables 2.4%
Harman International Industries, Inc.	25,200	2,762,172
Helen of Troy, Ltd. (b)	1,700	106,590
Jarden Corp. (b)	41,000	2,343,150
PulteGroup, Inc.	115,103	2,116,744
Whirlpool Corp.	18,668	2,863,298

		10,191,954

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Household Products 1.5%
Energizer Holdings, Inc.	22,600	$2,524,194
Kimberly-Clark Corp.	7,500	841,875
Procter & Gamble Co. (The) (a)	34,959	2,885,865

		6,251,934

Industrial Conglomerates 0.8%
General Electric Co. (a)	128,285	3,449,584

Insurance 1.6%
American International Group, Inc. (a)	82,026	4,358,041
Genworth Financial, Inc. Class A (b)	41,964	749,058
Lincoln National Corp.	4,900	237,699
MetLife, Inc.	17,600	921,360
Travelers Companies, Inc. (The)	7,000	634,060

		6,900,218

Internet & Catalog Retail 2.5%
Amazon.com, Inc. (a)(b)	15,523	4,721,010
Expedia, Inc.	37,292	2,647,359
Liberty Interactive Corp. Class A (a)(b)	97,700	2,839,162
Overstock.com, Inc. (b)	13,300	213,066
Priceline Group, Inc. (The) (b)	90	104,198

		10,524,795

Internet Software & Services 4.9%
Akamai Technologies, Inc. (b)	38,000	2,016,660
AOL, Inc. (a)(b)	46,400	1,986,384
eBay, Inc. (a)(b)	72,257	3,745,080
Facebook, Inc. Class A (b)	37,000	2,211,860
Google, Inc. Class A (a)(b)	7,694	4,115,367
Google, Inc. Class C (b)	7,694	4,052,122
IAC / InterActiveCorp	37,189	2,464,887
LinkedIn Corp. Class A (b)	2,000	306,940
Perficient, Inc. (b)	13,100	239,337

		21,138,637

IT Services 3.3%
Booz Allen Hamilton Holding Corp. (a)	114,614	2,663,629
Computer Sciences Corp.	44,344	2,624,278
DST Systems, Inc.	4,100	377,979
Genpact, Ltd. (b)	16,630	280,382
Global Payments, Inc.	19,359	1,293,762
International Business Machines Corp. (a)	13,407	2,634,073
MasterCard, Inc. Class A	2,700	198,585
Visa, Inc. Class A	3,400	688,874
Western Union Co. (The)	22,478	356,726
Xerox Corp.	248,700	3,006,783

		14,125,071

Life Sciences Tools & Services 1.8%
Affymetrix, Inc. (b)	3,800	28,234
Agilent Technologies, Inc.	47,400	2,561,496

	Shares	Value

Life Sciences Tools & Services (continued)
Bruker Corp. (b)	95,900	$1,981,294
Cambrex Corp. (b)	37,300	764,277
Covance, Inc. (b)	1,400	123,592
PAREXEL International Corp. (b)	16,100	730,135
Quintiles Transnational Holdings, Inc. (b)	35,000	1,649,550

		7,838,578

Machinery 3.8%
AGCO Corp. (a)	47,300	2,634,610
Caterpillar, Inc.	31,500	3,320,100
Cummins, Inc.	16,800	2,534,280
Federal Signal Corp. (b)	11,600	176,088
Greenbrier Cos., Inc. (b)	17,800	933,432
Harsco Corp.	60,800	1,454,944
Hyster-Yale Materials Handling, Inc.	8,136	784,229
Manitowoc Co., Inc. (The)	20,200	641,956
Meritor, Inc. (b)	34,900	414,263
Oshkosh Corp.	45,501	2,525,761
Wabash National Corp. (b)	52,700	704,072

		16,123,735

Media 4.8%
Cablevision Systems Corp. Class A	140,735	2,350,274
Carmike Cinemas, Inc. (b)	28,400	842,344
Charter Communications, Inc. Class A (b)	189	25,615
Clear Channel Outdoor Holdings, Inc. Class A	6,500	52,130
Comcast Corp. Class A (a)	87,560	4,532,106
DIRECTV (a)(b)	40,166	3,116,882
DISH Network Corp. Class A (b)	45,900	2,609,874
Interpublic Group of Cos., Inc. (The)	160,100	2,788,942
Live Nation Entertainment, Inc. (b)	39,900	833,112
MDC Partners, Inc. Class A	27,750	677,655
Scholastic Corp.	24,600	809,586
Twenty-First Century Fox, Inc. Class A	43,200	1,383,264
Walt Disney Co. (The) (a)	7,475	593,066

		20,614,850

Metals & Mining 2.4%
Alcoa, Inc.	177,100	2,385,537
Newmont Mining Corp.	116,600	2,895,178
Reliance Steel & Aluminum Co.	32,380	2,293,151
Steel Dynamics, Inc. (a)	140,499	2,566,917

		10,140,783

Multi-Utilities 0.5%
MDU Resources Group, Inc.	62,100	2,199,582

Oil, Gas & Consumable Fuels 13.4%
Abraxas Petroleum Corp. (b)	116,500	636,090
Alon USA Energy, Inc.	9,800	159,642
Anadarko Petroleum Corp. (a)	18,700	1,851,674
Apache Corp.	15,000	1,302,000
Callon Petroleum Co. (b)	20,400	187,272

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.	108,400	$3,116,500
♦Chevron Corp. (a)	63,059	7,915,166
Clayton Williams Energy, Inc. (b)	5,800	837,984
Cloud Peak Energy, Inc. (b)	36,300	714,747
Comstock Resources, Inc.	15,400	428,120
ConocoPhillips (a)	61,598	4,577,347
CVR Energy, Inc.	23,500	1,155,025
Delek US Holdings, Inc.	15,600	499,044
Devon Energy Corp.	44,000	3,080,000
EOG Resources, Inc.	400	39,200
EPL Oil & Gas, Inc. (b)	1	39
♦Exxon Mobil Corp. (a)	98,545	10,091,993
Green Plains Renewable Energy, Inc.	28,900	864,110
Marathon Oil Corp.	1,372	49,598
Marathon Petroleum Corp. (a)	34,866	3,240,795
Occidental Petroleum Corp.	2,600	248,950
PBF Energy, Inc. Class A	34,400	1,058,832
Penn Virginia Corp. (b)	35,554	591,619
Phillips 66 (a)	44,592	3,710,946
Renewable Energy Group, Inc. (b)	70,600	830,962
Stone Energy Corp. (b)	19,400	951,570
Tesoro Corp.	52,200	2,938,338
VAALCO Energy, Inc. (b)	103,300	952,426
Valero Energy Corp. (a)	58,059	3,319,233
W&T Offshore, Inc.	47,300	908,160
Western Refining, Inc.	20,400	887,400
Whiting Petroleum Corp. (b)	1,600	117,952

		57,262,734

Paper & Forest Products 0.8%
Domtar Corp. (a)	24,591	2,295,816
International Paper Co. (a)	27,634	1,289,126

		3,584,942

Personal Products 0.0%‡
Avon Products, Inc.	4	61
Herbalife, Ltd.	3	180
Nu Skin Enterprises, Inc. Class A	1,182	102,834

		103,075

Pharmaceuticals 7.9%
AbbVie, Inc. (a)	15,021	782,294
Auxilium Pharmaceuticals, Inc. (b)	16,200	364,662
Depomed, Inc. (b)	51,700	724,317
Eli Lilly & Co. (a)	64,061	3,786,005
Hospira, Inc. (b)	62,500	2,862,500
Impax Laboratories, Inc. (b)	33,700	881,255
♦Johnson & Johnson (a)	85,892	8,700,000
Mallinckrodt PLC (b)	34,800	2,478,804
Medicines Co. (The) (b)	31,400	835,240
♦Merck & Co., Inc. (a)	104,696	6,130,998

	Shares	Value

Pharmaceuticals (continued)
Perrigo Co. PLC	200	$28,972
Pfizer, Inc. (a)	112,711	3,525,600
Prestige Brands Holdings, Inc. (b)	28,700	962,024
Questcor Pharmaceuticals, Inc.	4,099	336,856
Sagent Pharmaceuticals, Inc. (b)	36,800	761,392
Zoetis, Inc.	19,800	599,148

		33,760,067

Professional Services 0.9%
Barrett Business Services, Inc.	4,500	226,845
ManpowerGroup, Inc.	34,360	2,794,843
Robert Half International, Inc. (a)	23,068	1,033,446

		4,055,134

Real Estate Investment Trusts 2.0%
CBL & Associates Properties, Inc.	1	18
Crown Castle International Corp.	6,000	436,380
Hospitality Properties Trust	3,500	105,175
Host Hotels & Resorts, Inc.	115,100	2,468,895
Rayonier, Inc.	58,600	2,642,860
Weyerhaeuser Co.	100,300	2,993,955

		8,647,283

Real Estate Management & Development 1.8%
CBRE Group, Inc. Class A (b)	99,300	2,645,352
Jones Lang LaSalle, Inc.	22,000	2,549,580
Realogy Holdings Corp. (b)	55,800	2,346,390

		7,541,322

Road & Rail 3.1%
AMERCO	10,900	2,726,199
ArcBest Corp.	23,300	918,486
Avis Budget Group, Inc. (b)	53,800	2,829,342
Con-way, Inc. (a)	63,258	2,687,200
Hertz Global Holdings, Inc. (b)	103,060	2,934,118
Ryder System, Inc.	16,001	1,314,962

		13,410,307

Semiconductors & Semiconductor Equipment 2.4%
Broadcom Corp. Class A	30,100	927,381
First Solar, Inc. (b)	9,040	610,110
Intel Corp. (a)	203,432	5,429,600
Micron Technology, Inc. (b)	132,700	3,466,124

		10,433,215

Software 4.1%
Activision Blizzard, Inc.	34,200	684,342
Citrix Systems, Inc. (b)	2,600	154,206
Electronic Arts, Inc. (b)	95,100	2,691,330
♦Microsoft Corp. (a)	219,108	8,851,963
Oracle Corp. (a)	55,962	2,287,727
Symantec Corp.	141,100	2,861,508
Take-Two Interactive Software, Inc. (b)	8,300	169,154

		17,700,230

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Specialty Retail 3.4%
Advance Auto Parts, Inc.	3,400	$412,386
Ascena Retail Group, Inc. (b)	148,889	2,560,891
AutoNation, Inc. (b)	1,600	84,784
Best Buy Co., Inc. (a)	103,700	2,688,941
CST Brands, Inc.	18,660	608,876
GameStop Corp. Class A (a)	14,104	559,647
Gap, Inc. (The)	68,000	2,672,400
Home Depot, Inc. (The) (a)	21,341	1,696,823
Lowe’s Companies, Inc. (a)	75,216	3,453,166

		14,737,914

Technology Hardware, Storage & Peripherals 4.9%
♦Apple, Inc. (a)	24,210	14,286,079
Hewlett-Packard Co. (a)	118,601	3,920,949
NetApp, Inc.	39,900	1,420,839
Western Digital Corp.	16,192	1,427,001

		21,054,868

Textiles, Apparel & Luxury Goods 2.4%
Carter’s, Inc.	31,616	2,328,834
Deckers Outdoor Corp. (b)	32,900	2,597,455
Fossil Group, Inc. (b)	23,200	2,474,280
Hanesbrands, Inc.	34,864	2,861,986

		10,262,555

Thrifts & Mortgage Finance 0.3%
Washington Federal, Inc.	56,800	1,225,744

Tobacco 0.1%
Philip Morris International, Inc. (a)	5,370	458,759

Trading Companies & Distributors 1.1%
Aceto Corp.	6,800	148,784
MRC Global, Inc. (b)	95,273	2,781,019
United Rentals, Inc. (b)	17,000	1,595,110

		4,524,913

Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc. (b)	41,012	1,201,242
Telephone & Data Systems, Inc.	95,548	2,597,950
United States Cellular Corp.	18,893	784,815

		4,584,007

Total Common Stocks (Cost $473,873,698)		549,640,415

Exchange-Traded Fund 0.3% (c)
S&P 500 Index—SPDR Trust Series 1	7,767	1,463,536

Total Exchange-Traded Fund (Cost $1,437,020)		1,463,536

	Principal Amount	Value

Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $183,400 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $205,000 and a Market Value of $190,184)	$183,400	$183,400

Total Short-Term Investment (Cost $183,400)		183,400

Total Investments, Before Investments Sold Short (Cost $475,494,118) (f)	128.6%	551,287,351

	Shares
Investments Sold Short (28.4%) Common Stocks Sold Short (28.4%)
Aerospace & Defense (0.1%)
KEYW Holding Corp. (The) (b)	(43,659)	(561,018)

Air Freight & Logistics (0.2%)
XPO Logistics, Inc. (b)	(24,700)	(670,358)

Auto Components (0.0%)‡
Gentex Corp.	(705)	(20,212)

Banks (0.4%)
Capital Bank Financial Corp. Class A (b)	(5,761)	(137,400)
First Horizon National Corp.	(78,900)	(906,561)
Home BancShares, Inc.	(2,381)	(75,501)
TCF Financial Corp.	(44,607)	(700,330)

		(1,819,792)

Biotechnology (2.3%)
Acadia Pharmaceuticals, Inc. (b)	(36,500)	(734,745)
Achillion Pharmaceuticals, Inc. (b)	(166,900)	(475,665)
Chelsea Therapeutics International, Ltd. (b)	(97,500)	(475,800)
Galena Biopharma, Inc. (b)	(138,900)	(340,305)
Idenix Pharmaceuticals, Inc. (b)	(55,700)	(306,907)
Infinity Pharmaceuticals, Inc. (b)	(36,800)	(359,536)
Kythera Biopharmaceuticals, Inc. (b)	(6,800)	(221,748)
Medivation, Inc. (b)	(23,800)	(1,432,998)
Newlink Genetics Corp. (b)	(12,400)	(272,800)
Pharmacyclics, Inc. (b)	(14,500)	(1,371,410)
Sarepta Therapeutics, Inc. (b)	(5,900)	(219,067)
Seattle Genetics, Inc. (b)	(35,200)	(1,354,496)
Stemline Therapeutics, Inc. (b)	(10,762)	(164,766)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Biotechnology (continued)
Synta Pharmaceuticals Corp. (b)	(118,600)	$(499,306)
Tesaro, Inc. (b)	(4,334)	(108,177)
Theravance, Inc. (b)	(50,000)	(1,346,000)
ZIOPHARM Oncology, Inc. (b)	(38,500)	(138,600)

		(9,822,326)

Building Products (0.1%)
Fortune Brands Home & Security, Inc.	(2,100)	(83,685)
Trex Co., Inc. (b)	(5,500)	(431,860)

		(515,545)

Chemicals (0.2%)
Intrepid Potash, Inc. (b)	(48,200)	(785,660)

Communications Equipment (0.6%)
Calamp Corp. (b)	(10,200)	(181,050)
F5 Networks, Inc. (b)	(6,052)	(636,489)
Palo Alto Networks, Inc. (b)	(20,956)	(1,332,382)
Procera Networks, Inc. (b)	(64,100)	(593,566)

		(2,743,487)

Construction & Engineering (0.0%)‡
Chicago Bridge & Iron Co. N.V.	(1,300)	(104,091)
Great Lakes Dredge & Dock Corp. (b)	(10,458)	(90,253)

		(194,344)

Construction Materials (0.2%)
Eagle Materials, Inc.	(6,443)	(536,895)
Vulcan Materials Co.	(2,409)	(155,453)

		(692,348)

Consumer Finance (0.3%)
SLM Corp.	(57,000)	(1,467,750)

Diversified Consumer Services (0.1%)
Weight Watchers International, Inc.	(12,618)	(249,836)

Diversified Telecommunication Services (0.2%)
8x8, Inc. (b)	(23,500)	(227,950)
Frontier Communications Corp.	(102,711)	(611,131)

		(839,081)

Electrical Equipment (0.2%)
Capstone Turbine Corp. (b)	(246,500)	(507,790)
Fuelcell Energy, Inc. (b)	(211,200)	(479,424)

		(987,214)

Electronic Equipment, Instruments & Components (1.3%)
Dolby Laboratories, Inc. Class A (b)	(32,200)	(1,283,170)
InvenSense, Inc. (b)	(22,555)	(485,609)
IPG Photonics Corp. (b)	(20,379)	(1,317,095)
Neonode, Inc. (b)	(43,500)	(232,725)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
RealD, Inc. (b)	(28,800)	$(315,648)
Trimble Navigation, Ltd. (b)	(38,100)	(1,464,183)
Uni-Pixel, Inc. (b)	(36,700)	(200,749)
Universal Display Corp. (b)	(16,200)	(422,010)

		(5,721,189)

Energy Equipment & Services (1.7%)
Carbo Ceramics, Inc.	(2,949)	(412,595)
Dresser-Rand Group, Inc. (b)	(14,800)	(894,512)
Dril-Quip, Inc. (b)	(10,200)	(1,153,824)
GeoSpace Technologies Corp. (b)	(7,700)	(447,601)
McDermott International, Inc. (b)	(196,435)	(1,420,225)
Nuverra Environmental Solutions, Inc. (b)	(42,408)	(721,360)
Seadrill, Ltd.	(19,300)	(679,746)
Tidewater, Inc.	(29,800)	(1,517,714)

		(7,247,577)

Food & Staples Retailing (0.7%)
Fresh Market, Inc. (The) (b)	(41,205)	(1,528,706)
Natural Grocers By Vitamin Cottage, Inc. (b)	(11,400)	(405,840)
Sprouts Farmers Market, Inc. (b)	(35,900)	(1,147,723)

		(3,082,269)

Food Products (0.1%)
Annie’s, Inc. (b)	(10,300)	(334,853)

Health Care Equipment & Supplies (0.5%)
Antares Pharma, Inc. (b)	(154,000)	(428,120)
Cerus Corp. (b)	(96,500)	(417,845)
GenMark Diagnostics, Inc. (b)	(21,400)	(191,530)
Intuitive Surgical, Inc. (b)	(1,700)	(614,890)
TearLab Corp. (b)	(66,100)	(285,552)
Unilife Corp. (b)	(106,700)	(346,775)

		(2,284,712)

Health Care Providers & Services (1.1%)
BioScrip, Inc. (b)	(106,300)	(735,596)
Brookdale Senior Living, Inc. (b)	(44,600)	(1,420,064)
Envision Healthcare Holdings, Inc. (b)	(11,977)	(404,703)
Quest Diagnostics, Inc.	(11,700)	(654,381)
Tenet Healthcare Corp. (b)	(36,000)	(1,622,880)

		(4,837,624)

Health Care Technology (0.2%)
Vocera Communications, Inc. (b)	(46,200)	(704,550)

Hotels, Restaurants & Leisure (0.5%)
Caesars Entertainment Corp. (b)	(37,400)	(690,778)
Dunkin’ Brands Group, Inc.	(11,543)	(525,322)
Noodles & Co. (b)	(7,100)	(232,809)
Scientific Games Corp. Class A (b)	(59,700)	(715,206)

		(2,164,115)

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Household Durables (2.1%)
Beazer Homes USA, Inc. (b)	(5,686)	$(107,806)
D.R. Horton, Inc.	(67,586)	(1,505,816)
Garmin, Ltd.	(19,300)	(1,102,030)
KB Home	(7,400)	(122,174)
Lennar Corp. Class A	(37,400)	(1,443,266)
M/I Homes, Inc. (b)	(21,700)	(483,259)
Taylor Morrison Home Corp. Class A (b)	(59,600)	(1,264,116)
Tempur Sealy International, Inc. (b)	(14,181)	(711,603)
Toll Brothers, Inc. (b)	(41,613)	(1,424,829)
Tri Pointe Homes, Inc. (b)	(38,400)	(617,088)
William Lyon Homes Class A (b)	(9,369)	(244,531)

		(9,026,518)

Insurance (0.4%)
eHealth, Inc. (b)	(10,300)	(431,467)
MBIA, Inc. (b)	(111,472)	(1,351,041)

		(1,782,508)

Internet & Catalog Retail (0.3%)
Lands’ End, Inc. (b)	(3,586)	(99,156)
TripAdvisor, Inc. (b)	(16,411)	(1,325,024)

		(1,424,180)

Internet Software & Services (0.3%)
Angie’s List, Inc. (b)	(60,373)	(682,819)
Bazaarvoice, Inc. (b)	(103,400)	(694,848)

		(1,377,667)

Life Sciences Tools & Services (0.3%)
Pacific Biosciences of California, Inc. (b)	(154,800)	(684,216)
Techne Corp.	(6,276)	(560,510)

		(1,244,726)

Machinery (0.8%)
Allison Transmission Holdings, Inc.	(47,800)	(1,426,352)
Chart Industries, Inc. (b)	(6,600)	(450,252)
ExOne Co. (The) (b)	(25,200)	(870,408)
Proto Labs, Inc. (b)	(7,600)	(460,104)

		(3,207,116)

Media (1.0%)
AMC Networks, Inc. Class A (b)	(20,900)	(1,372,503)
DreamWorks Animation SKG, Inc. Class A (b)	(54,875)	(1,318,646)
Gray Television, Inc. (b)	(33,700)	(379,125)
Lions Gate Entertainment Corp.	(38,800)	(1,029,364)

		(4,099,638)

Metals & Mining (1.8%)
Allied Nevada Gold Corp. (b)	(182,236)	(617,780)
Gold Resource Corp.	(59,900)	(276,139)
Hecla Mining Co.	(239,168)	(734,246)
Molycorp, Inc. (b)	(158,022)	(750,604)
Royal Gold, Inc.	(21,065)	(1,394,503)

	Shares	Value

Metals & Mining (continued)
Southern Copper Corp.	(51,600)	$(1,555,224)
Tahoe Resources, Inc. (b)	(79,415)	(1,770,955)
Walter Energy, Inc.	(96,000)	(691,200)

		(7,790,651)

Multiline Retail (0.5%)
J.C. Penney Co., Inc. (b)	(181,944)	(1,550,163)
Sears Holdings Corp. (b)	(15,908)	(696,929)
Tuesday Morning Corp. (b)	(4,300)	(60,114)

		(2,307,206)

Oil, Gas & Consumable Fuels (3.0%)
Clean Energy Fuels Corp. (b)	(52,800)	(467,280)
Cobalt International Energy, Inc. (b)	(80,142)	(1,442,556)
Emerald Oil, Inc. (b)	(111,300)	(786,891)
Golar LNG, Ltd.	(33,310)	(1,472,302)
Gulfport Energy Corp. (b)	(20,800)	(1,532,336)
Laredo Petroleum, Inc. (b)	(25,100)	(733,673)
Miller Energy Resources, Inc. (b)	(136,700)	(658,894)
Nordic American Tankers, Ltd.	(73,400)	(633,442)
Quicksilver Resources, Inc. (b)	(125,900)	(410,434)
SandRidge Energy, Inc. (b)	(231,100)	(1,585,346)
Solazyme, Inc. (b)	(49,900)	(536,924)
Teekay Corp.	(13,876)	(778,582)
Triangle Petroleum Corp. (b)	(32,200)	(309,764)
Ultra Petroleum Corp. (b)	(54,700)	(1,630,060)

		(12,978,484)

Personal Products (0.1%)
Star Scientific, Inc. (b)	(299,900)	(196,704)

Pharmaceuticals (0.3%)
Repros Therapeutics, Inc. (b)	(30,600)	(516,222)
Salix Pharmaceuticals, Ltd. (b)	(7,500)	(825,000)
Supernus Pharmaceuticals, Inc. (b)	(6,486)	(53,250)

		(1,394,472)

Professional Services (0.2%)
Acacia Research Corp.	(49,200)	(789,168)

Real Estate Investment Trusts (1.0%)
American Capital Agency Corp.	(46,000)	(1,044,660)
Annaly Capital Management, Inc.	(124,400)	(1,436,820)
Hatteras Financial Corp.	(76,000)	(1,487,320)
Western Asset Mortgage Capital Corp.	(11,003)	(162,514)

		(4,131,314)

Real Estate Management & Development (0.5%)
Howard Hughes Corp. (The) (b)	(5,800)	(828,008)
St. Joe Co. (The) (b)	(77,700)	(1,386,945)

		(2,214,953)

Road & Rail (0.0%)‡
Kansas City Southern	(1,200)	(121,056)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Semiconductors & Semiconductor Equipment (0.5%)
Advanced Micro Devices, Inc. (b)	(178,142)	$(728,601)
Cree, Inc. (b)	(25,600)	(1,207,552)
Freescale Semiconductor, Ltd. (b)	(11,000)	(241,670)

		(2,177,823)

Software (0.9%)
Glu Mobile, Inc. (b)	(69,700)	(278,800)
Nuance Communications, Inc. (b)	(74,200)	(1,193,878)
Vringo, Inc. (b)	(203,500)	(832,315)
Zynga, Inc. Class A (b)	(335,900)	(1,360,395)

		(3,665,388)

Specialty Retail (1.7%)
Aeropostale, Inc. (b)	(76,300)	(379,211)
Bebe Stores, Inc.	(114,800)	(579,740)
Cabela’s, Inc. (b)	(22,500)	(1,476,225)
CarMax, Inc. (b)	(16,300)	(713,614)
Conn’s, Inc. (b)	(12,700)	(561,721)
Five Below, Inc. (b)	(12,800)	(515,968)
Francesca’s Holdings Corp. (b)	(29,100)	(476,076)
Lumber Liquidators Holdings, Inc. (b)	(5,500)	(479,380)
Sears Hometown and Outlet Stores, Inc. (b)	(34,136)	(805,951)
Stage Stores, Inc.	(3,011)	(57,751)
Tile Shop Holdings, Inc. (b)	(34,400)	(484,868)
Ulta Salon Cosmetics & Fragrance, Inc. (b)	(6,300)	(552,573)
Wet Seal, Inc. (The) Class A (b)	(176,500)	(199,445)

		(7,282,523)

Technology Hardware, Storage & Peripherals (0.5%)
3d Systems Corp. (b)	(14,900)	(705,366)
Fusion-io, Inc. (b)	(75,100)	(648,113)
Stratasys, Ltd. (b)	(7,200)	(697,464)

		(2,050,943)

Textiles, Apparel & Luxury Goods (0.2%)
Under Armour, Inc. Class A (b)	(14,900)	(728,461)

Thrifts & Mortgage Finance (0.4%)
Nationstar Mortgage Holdings, Inc. (b)	(45,300)	(1,482,669)

Trading Companies & Distributors (0.5%)
Fastenal Co.	(28,900)	(1,447,312)
Textainer Group Holdings, Ltd.	(838)	(32,933)
Titan Machinery, Inc. (b)	(44,200)	(779,688)

		(2,259,933)

Wireless Telecommunication Services (0.1%)
NII Holdings, Inc. (b)	(263,500)	(226,584)

Total Common Stocks Sold Short (Proceeds $123,107,461)		(121,706,545)

	Shares	Value

Warrants Sold Short (0.0%)‡
Oil, Gas & Consumable Fuels (0.0%)‡
Magnum Hunter Resources Corp. (b)(d)(e)	(31,660)	$(41,704)

Total Warrants Sold Short (Proceeds $0)		(41,704)

Total Investments Sold Short (Proceeds $123,107,461)	(28.4)%	(121,748,249)

Total Investments, Net of Investments Sold Short (Cost $352,386,657)	100.2	429,539,102
Other Assets, Less Liabilities	(0.2)	(890,645)
Net Assets	100.0%	$428,648,457

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(I)).

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of the fair valued security was $(41,704), which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Illiquid security—The total market value of this security as of April 30, 2014, was $(41,704), which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	As of April 30, 2014, cost was $478,831,183 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$81,532,709
Gross unrealized depreciation	(9,076,541)

Net unrealized appreciation	$72,456,168

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$549,640,415	$—	$—	$549,640,415
Exchange-Traded Fund	1,463,536	—	—	1,463,536
Short-Term Investment
Repurchase Agreement	—	183,400	—	183,400

Total Investments in Securities	$551,103,951	$183,400	$—	$551,287,351

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(121,706,545)	$—	$—	$(121,706,545)
Warrants Sold Short (b)	—	—	(41,704)	(41,704)

Total Investments in Securities Sold Short	$(121,706,545)	$—	$(41,704)	$(121,748,249)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued $(41,704) was held in Oil, Gas & Consumable Fuels within the Warrants Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Warrants Sold Short
Oil, Gas & Consumable Fuels	$(3)	$—	$—	$(41,701)	$—	$—	$—	$—	$(41,704)	$(41,701)

Total	$(3)	$—	$—	$(41,701)	$—	$—	$—	$—	$(41,704)	$(41,701)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $475,494,118)	$551,287,351
Cash	863
Receivables:
Dividends	221,264
Fund shares sold	88,298
Other assets	31,665

Total assets	551,629,441

Liabilities
Investments sold short (proceeds $123,107,461)	121,748,249
Payables:
Broker fees and charges on short sales	719,375
Manager (See Note 3)	343,736
Investment securities purchased	78,222
Professional fees	34,085
Shareholder communication	28,048
Dividends on investments sold short	18,961
NYLIFE Distributors (See Note 3)	2,678
Transfer agent (See Note 3)	2,400
Trustees	1,183
Accrued expenses	4,047

Total liabilities	122,980,984

Net assets	$428,648,457

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,793
Additional paid-in capital	296,258,059

296,306,852
Net investment loss	(383,020)
Accumulated net realized gain (loss) on investments, investments sold short and foreign currency transactions	55,572,180
Net unrealized appreciation (depreciation) on investments	75,793,233
Net unrealized appreciation (depreciation) on investments sold short	1,359,212

Net assets	$428,648,457

Investor Class
Net assets applicable to outstanding shares	$899,271

Shares of beneficial interest outstanding	103,504

Net asset value per share outstanding	$8.69
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.20

Class A
Net assets applicable to outstanding shares	$5,173,565

Shares of beneficial interest outstanding	590,679

Net asset value per share outstanding	$8.76
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.27

Class C
Net assets applicable to outstanding shares	$1,844,512

Shares of beneficial interest outstanding	227,280

Net asset value and offering price per share outstanding	$8.12

Class I
Net assets applicable to outstanding shares	$420,731,109

Shares of beneficial interest outstanding	47,871,656

Net asset value and offering price per share outstanding	$8.79

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,888,451

Expenses
Broker fees and charges on short sales	2,275,526
Manager (See Note 3)	2,153,691
Dividends on investments sold short	711,243
Professional fees	31,594
Registration	28,029
Custodian	22,518
Shareholder communication	14,002
Distribution/Service—Investor Class (See Note 3)	908
Distribution/Service—Class A (See Note 3)	4,870
Distribution/Service—Class C (See Note 3)	7,494
Transfer agent (See Note 3)	7,709
Trustees	4,340
Miscellaneous	9,523

Total expenses	5,271,447

Net investment income (loss)	(382,996)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	73,020,448
Investments sold short	(14,110,830)
Foreign currency transactions	75

Net realized gain (loss) on investments, investments sold short and foreign currency transactions	58,909,693

Net change in unrealized appreciation (depreciation) on:
Investments	(20,356,555)
Investments sold short	5,688,947
Translation of other assets and liabilities in foreign currencies	8

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(14,667,600)

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	44,242,093

Net increase (decrease) in net assets resulting from operations	$43,859,097

(a)	Dividends recorded net of foreign withholding taxes in the amount of $819.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(382,996)	$2,246,818
Net realized gain (loss) on investments, investments sold short and foreign currency transactions	58,909,693	108,944,431
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(14,667,600)	37,201,190

Net increase (decrease) in net assets resulting from operations	43,859,097	148,392,439

Dividends and distributions to shareholders:
From net investment income:
Investor Class	—	(266)
Class A	—	(2,407)
Class C	—	(264)
Class I	(464,513)	(3,087,094)

	(464,513)	(3,090,031)

From net realized gain on investments:
Investor Class	(150,335)	(9,908)
Class A	(712,900)	(38,224)
Class C	(321,367)	(29,995)
Class I	(101,783,042)	(29,628,714)

	(102,967,644)	(29,706,841)

Total dividends and distributions to shareholders	(103,432,157)	(32,796,872)

Capital share transactions:
Net proceeds from sale of shares	29,854,323	71,016,928
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	103,150,111	32,743,731
Cost of shares redeemed	(126,137,950)	(200,468,832)

Increase (decrease) in net assets derived from capital share transactions	6,866,484	(96,708,173)

Net increase (decrease) in net assets	(52,706,576)	18,887,394

Net Assets
Beginning of period	481,355,033	462,467,639

End of period	$428,648,457	$481,355,033

Undistributed (distribution in excess of) net investment income of end of period	$(383,020)	$464,489

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2014 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$43,859,097
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(363,823,800)
Investments sold	486,694,589
Purchases to cover securities sold short	(160,798,657)
Securities sold short	134,471,701
Purchase of short term investments, net	(163,180)
Decrease in dividends and interest receivable	188,344
Increase in other assets	(11,396)
Increase in investment securities purchased payable	78,222
Increase in broker fees and charges payable on short sales	239,947
Increase in dividends and interest payable for securities sold short	1,624
Decrease cash due to custodian	(3,269)
Increase in professional fees payable	17,909
Decrease in custodian payable	(7,488)
Increase in shareholder communication payable	6,756
Increase in due to Trustees	53
Decrease in due to manager	(63,335)
Decrease in due to transfer agent	(172)
Increase in due to NYLIFE Distributors	1,014
Decrease in accrued expenses	(874)
Net change in unrealized (appreciation) depreciation on investments	20,356,555
Net realized (gain) loss from investments	(73,020,448)
Net change in unrealized (appreciation) depreciation on securities sold short	(5,688,947)
Net realized (gain) loss from securities sold short	14,110,830

Net cash provided by operating activities	96,445,075

Cash flows from financing activities:
Proceeds from shares sold	29,986,104
Payment on shares redeemed	(126,148,270)
Cash distributions paid	(282,046)

Net cash used in financing activities	(96,444,212)

Net increase in cash:	863
Cash at beginning of period	—

Cash at end of period	$863

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $103,150,111.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.25		$8.25	$7.85	$7.28	$6.40	$6.00

Net investment income (loss) (a)	(0.03)		(0.03)	0.02	0.01	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	0.91		2.57	1.01	0.56	0.90	0.38

Total from investment operations	0.88		2.54	1.03	0.57	0.89	0.40

Less dividends and distributions:
From net investment income	—		(0.01)	(0.00)‡	(0.00)‡	(0.01)	—
From net realized gain on investments	(2.44)		(0.53)	(0.63)	—	—	—

Total dividends and distributions	(2.44)		(0.54)	(0.63)	(0.00)‡	(0.01)	—

Net asset value at end of period	$8.69		$10.25	$8.25	$7.85	$7.28	$6.40

Total investment return (b)	10.18	% (c)	32.94%	14.31%	7.86%	13.88%	6.67	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.73	%)††	(0.28%)	0.19%	0.10%	(0.16%)	0.38%
Net expenses (excluding short sale expenses)	1.50	% ††	1.56%	1.54%	1.58%	1.58%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	2.89	% ††	2.81%	2.61%	2.27%	2.50%	2.57%
Short sale expenses	1.39	% ††	1.25%	1.07%	0.69%	0.92%	0.87%
Portfolio turnover rate	65%		128%	140%	145%	117%	163%
Net assets at end of period (in 000’s)	$899		$594	$151	$121	$81	$53

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.31		$8.29	$7.89	$7.31	$6.41	$6.00

Net investment income (loss) (a)	(0.02)		(0.01)	0.02	0.03	0.00 ‡	0.05
Net realized and unrealized gain (loss) on investments	0.91		2.59	1.03	0.56	0.92	0.37

Total from investment operations	0.89		2.58	1.05	0.59	0.92	0.42

Less dividends and distributions:
From net investment income	—		(0.03)	(0.02)	(0.01)	(0.02)	(0.01)
From net realized gain on investments	(2.44)		(0.53)	(0.63)	—	—	—

Total dividends and distributions	(2.44)		(0.56)	(0.65)	(0.01)	(0.02)	(0.01)

Net asset value at end of period	$8.76		$10.31	$8.29	$7.89	$7.31	$6.41

Total investment return (b)	10.24	% (c)	33.36%	14.54%	8.05%	14.31%	6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56	%)††	(0.12%)	0.31%	0.33%	0.07%	0.83%
Net expenses (excluding short sale expenses)	1.30	% ††	1.30%	1.30%	1.34%	1.34%	1.46%
Expenses (including short sales expenses, before waiver/reimbursement)	2.69	% ††	2.55%	2.35%	2.03%	2.29%	2.40%
Short sale expenses	1.39	% ††	1.25%	1.05%	0.69%	0.95%	0.94%
Portfolio turnover rate	65%		128%	140%	145%	117%	163%
Net assets at end of period (in 000’s)	$5,174		$2,700	$500	$417	$229	$138

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.76		$7.93	$7.62	$7.12	$6.30	$5.95

Net investment income (loss) (a)	(0.06)		(0.09)	(0.04)	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.86		2.45	0.98	0.55	0.88	0.37

Total from investment operations	0.80		2.36	0.94	0.50	0.82	0.35

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	(0.00)‡	—	—
From net realized gain on investments	(2.44)		(0.53)	(0.63)	—	—	—

Total dividends and distributions	(2.44)		(0.53)	(0.63)	(0.00)‡	—	—

Net asset value at end of period	$8.12		$9.76	$7.93	$7.62	$7.12	$6.30

Total investment return (b)	9.79	% (c)	31.91%	13.42%	7.05%	13.02%	5.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.46	%)††	(1.03%)	(0.56%)	(0.63%)	(0.87%)	(0.41%)
Net expenses (excluding short sale expenses)	2.25	% ††	2.31%	2.30%	2.32%	2.34%	2.35%
Expenses (including short sales expenses, before waiver/reimbursement)	3.64	% ††	3.58%	3.36%	3.02%	3.23%	3.31%
Short sale expenses	1.39	% ††	1.27%	1.06%	0.70%	0.89%	0.86%
Portfolio turnover rate	65%		128%	140%	145%	117%	163%
Net assets at end of period (in 000’s)	$1,845		$1,190	$451	$379	$289	$370

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.34		$8.32	$7.92	$7.33	$6.43	$6.02

Net investment income (loss) (a)	(0.01)		0.04	0.05	0.05	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.91		2.56	1.02	0.57	0.91	0.38

Total from investment operations	0.90		2.60	1.07	0.62	0.93	0.42

Less dividends and distributions:
From net investment income	(0.01)		(0.05)	(0.04)	(0.03)	(0.03)	(0.01)
From net realized gain on investments	(2.44)		(0.53)	(0.63)	—	—	—

Total dividends and distributions	(2.45)		(0.58)	(0.67)	(0.03)	(0.03)	(0.01)

Net asset value at end of period	$8.79		$10.34	$8.32	$7.92	$7.33	$6.43

Total investment return (b)	10.35	% (c)	33.60%	14.76%	8.42%	14.53%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	0.44%	0.69%	0.61%	0.33%	0.69%
Net expenses (excluding short sale expenses)	1.05	% ††	1.05%	1.06%	1.09%	1.09%	1.22%
Expenses (including short sales expenses, before waiver/reimbursement)	2.44	% ††	2.32%	2.12%	1.79%	2.01%	2.08%
Short sale expenses	1.39	% ††	1.27%	1.06%	0.70%	0.92%	0.86%
Portfolio turnover rate	65%		128%	140%	145%	117%	163%
Net assets at end of period (in 000’s)	$420,731		$476,871	$461,366	$380,953	$334,987	$189,845

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“the Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 Core Fund, (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate to the MainStay U.S. Equity Opportunities Fund (formerly known as MainStay 130/30 Core Fund) (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

26	MainStay U.S. Equity Opportunities Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held a security with a value of $(41,704) that was fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

28	MainStay U.S. Equity Opportunities Fund

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(M)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,153,691.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,680 and $5,489, respectively, for the six-month period ended April 30, 2014.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $8 and $489, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$734
Class A	50
Class C	1,514
Class I	5,411

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the pro-

ceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$33,250	0.6%
Class C	31,299	1.7
Class I	33,544,742	8.0

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$17,300,498
Long-Term Capital Gain	15,496,374
Total	$32,796,872

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $363,118 and $485,169, respectively.

30	MainStay U.S. Equity Opportunities Fund

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	49,450	$419,640
Shares issued to shareholders in reinvestment of dividends and distributions	18,469	150,336
Shares redeemed	(18,143)	(150,050)

Net increase (decrease) in shares outstanding before conversion	49,776	419,926
Shares converted from Investor Class (See Note 1)	(4,183)	(34,591)

Net increase (decrease)	45,593	$385,335

Year ended October 31, 2013:
Shares sold	48,109	$453,263
Shares issued to shareholders in reinvestment of dividends and distributions	1,318	10,174
Shares redeemed	(3,844)	(36,252)

Net increase (decrease) in shares outstanding before conversion	45,583	427,185
Shares converted into Investor Class (See Note 1)	314	3,039
Shares converted from Investor Class (See Note 1)	(6,272)	(56,417)

Net increase (decrease)	39,625	$373,807

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	297,522	$2,557,459
Shares issued to shareholders in reinvestment of dividends and distributions	81,064	664,723
Shares redeemed	(53,954)	(449,635)

Net increase (decrease) in shares outstanding before conversion	324,632	2,772,547
Shares converted into Class A (See Note 1)	4,153	34,591

Net increase (decrease)	328,785	$2,807,138

Year ended October 31, 2013:
Shares sold	334,215	$2,968,145
Shares issued to shareholders in reinvestment of dividends and distributions	3,513	27,185
Shares redeemed	(142,108)	(1,246,134)

Net increase (decrease) in shares outstanding before conversion	195,620	1,749,196
Shares converted into Class A (See Note 1)	6,244	56,417
Shares converted from Class A (See Note 1)	(313)	(3,039)

Net increase (decrease)	201,551	$1,802,574

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	113,375	$904,565
Shares issued to shareholders in reinvestment of dividends and distributions	16,447	125,495
Shares redeemed	(24,427)	(195,482)

Net increase (decrease)	105,395	$834,578

Year ended October 31, 2013:
Shares sold	79,282	$710,174
Shares issued to shareholders in reinvestment of dividends and distributions	1,228	9,086
Shares redeemed	(15,501)	(139,003)

Net increase (decrease)	65,009	$580,257

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,059,017	$25,972,659
Shares issued to shareholders in reinvestment of dividends and distributions	12,434,253	102,209,557
Shares redeemed	(13,756,655)	(125,342,783)

Net increase (decrease)	1,736,615	$2,839,433

Year ended October 31, 2013:
Shares sold	7,735,794	$66,885,346
Shares issued to shareholders in reinvestment of dividends and distributions	4,219,230	32,697,286
Shares redeemed	(21,267,142)	(199,047,443)

Net increase (decrease)	(9,312,118)	$(99,464,811)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named MainStay Funds Trust as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to Count I of the FitzSimons action, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult assess with any reasonable certainty the probable outcome of the pending

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay U.S. Equity Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Equity Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

34	MainStay U.S. Equity Opportunities Fund

fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

36	MainStay U.S. Equity Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34135 MS164-14	MSUER10-06/14 NL0C2

MainStay High Yield Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.32 4.37%	1.20 5.97%	14.05 15.11%	10.08 10.88%	1.44 1.44%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.28 4.42	1.22 5.99	14.08 15.14	10.13 10.93	1.48 1.48
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.07 4.07	4.17 5.17	14.26 14.26	10.06 10.06	2.19 2.19
Class I Shares	No Sales Charge		4.54	6.15	15.41	11.19	1.23

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	4.76%	6.29%	15.78%	9.73%
Average Lipper High Yield Fund[5]	4.09	5.46	14.00	7.85

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,043.70	$7.09	$1,017.90	$7.00

Class A Shares	$1,000.00	$1,044.20	$7.25	$1,017.70	$7.15

Class C Shares	$1,000.00	$1,040.70	$10.88	$1,014.10	$10.74

Class I Shares	$1,000.00	$1,045.40	$5.98	$1,018.90	$5.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.40% for Investor Class, 1.43% for Class A, 2.15% for Class C and 1.18% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	American International Group, Inc., 4.875%–8.625%, due 3/15/67–5/22/68

2.	Ford Motor Co.

3.	Caesars Entertainment Operating Co., Inc., 9.00%, due 2/15/20

4.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 5/15/18–2/15/21

5.	Royal Bank of Scotland N.V., 4.70%, due 6/10/19
6.	Clear Channel Communications, Inc., 6.90%–9.00%, due 1/30/19–3/1/21

7.	Chesapeake Energy Corp., 6.625%, due 8/15/20

8.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20

9.	United Rentals North America, Inc., 6.125%–8.375%, due 5/15/20–6/15/23

10.	Sprint Communications, Inc., 6.00%–8.375%, due 8/15/17–11/15/22

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 4.37% for Investor Class shares, 4.42% for Class A shares and 4.07% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 4.54%. For the six months ended April 30, 2014, all share classes underperformed the 4.76% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 4.09% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Though there were pockets of volatility throughout the reporting period, the technicals of the high-yield market remained intact. On the demand side, retail high-yield bond funds continued to see positive flows. On the supply side, the new-issue market remained strong.

High-yield corporate bonds performed well, as spreads3 compressed during the reporting period. Though April 2014 marked one of the largest high-yield defaults on record, defaults were still trending at or close to all-time lows, which served as a tailwind for the high-yield bond market.

Overall, the Fund’s positioning did not change much during the reporting period. Our bias toward market segments that tend to be more cyclical generated good absolute returns during the reporting period. Though returns were strong relative to our peers, the Fund slightly underperformed the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, as positions within the gaming industry and some positions within the energy sector, more specifically positions within the coal industry, were slight detractors. The Fund’s duration positioning also was a slight drag on performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund was invested in currency forwards, which were used to hedge nondollar exposure. Though these forwards generated a negative return, the overall impact to the Fund’s performance was offset by the bonds being in local currency.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. In general, high-yield bonds tend to have shorter durations than their investment-grade counterparts. High-yield bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. During the reporting period, we used U.S. Treasury futures to shorten the Fund’s duration and reduce its exposure to a rise in interest rates. At the end of the reporting period, the Fund’s effective duration was approximately 3.6 years, 0.4 years shorter than the duration of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s implementation of its decision to taper bond purchases. Although the Fund experienced some periods of volatility, we did not make any material changes to the Fund’s positioning, as we saw several reasons to believe that the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt, including high-yield corporate debt.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

We elected not to make any meaningful changes the Fund’s to market-segment weightings during the reporting period. During the reporting period, finance was one of the top-performing market segments in the Fund, while consumer cyclicals was one of the bigger laggards. On a security-specific basis, some of the

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to assets that typically trade at a spread to U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

top contributors to the Fund’s performance were bonds of media company Clear Channel Communications, iron & steel company AK Steel and telecommunications company Sprint. Among the laggards were positions in coal company Alpha Natural Resources, pipeline company Targa Resources and health care services company HCA Holdings. Overall, companies appeared to remain committed to controlling costs and to maintaining liquidity given the favorable maturity schedules across the board.

Did the Fund make any significant purchases or sales during the reporting period?

While there were no significant changes in the Fund’s overall positioning during the reporting period, we added some positions and eliminated others. The Fund added and then increased its weighting in Clear Channel Communications first lien secured notes. We think the first lien debt (which is pari passu, or on equal footing, with the company’s bank debt) is well covered by the company’s assets, given the stability of the company’s radio revenues and the company’s ability to generate cash. Management has also taken active steps to address the company’s capital structure by extending its debt maturities.

We also initiated a Fund position in MPH Acquisition Holdings, a health care services company that serves as an intermediary between health insurers and consumers of health services. The company was bought by a private equity firm and is expected to generate cash to pay down debt, despite its relatively high leverage. We felt the price compensated investors for this risk.

During the reporting period, the Fund sold its position in Clear Channel unsecured notes due 2016. Because of the notes’

short-term nature, their unsecured status and high price, we felt the Fund was not receiving adequate compensation for the unsecured risk. We chose to sell the unsecured notes and swap into the secured notes, to take a position in a stronger part of the company’s capital structure.

The Fund also eliminated its position in Post Holdings, a major cereal manufacturer. The cereal business, in our view, is in a secular decline, and Post Holdings has been actively seeking acquisitions to diversify its revenue streams. We were concerned about how successfully the company can integrate these diverse noncereal businesses, and we chose to divest the Fund’s position.

How did the Fund’s sector weightings change during the reporting period?

We made no significant changes to the Fund’s sector weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. The top five sectors in the Fund’s portfolio remained services, energy, banking, basic industry and capital goods.

How was the Fund positioned at the end of the reporting period?

As of April, 30, 2014, the Fund held overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in cyclical market segments, such as gaming, housing and financials. As of the same date, the Fund was underweight relative to the Index in health care and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.5%† Asset-Backed Securities 2.0%
Airlines 0.5%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 1/2/22	$1,371,167	$1,580,270
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	3,967,061	4,522,449
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	850,771	969,879

		7,072,598

Home Equity 1.3%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.212%, due 10/25/36 (a)(b)	2,233,163	2,012,082
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.222%, due 5/25/37 (a)(b)	505,850	387,489
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.212%, due 4/25/37 (a)(b)	61,422	60,561
First NLC Trust Series 2007-1, Class A1 0.222%, due 8/25/37 (a)(b)(c)	1,069,131	550,677
GSAA Home Equity Trust
Series 2006-14, Class A1 0.202%, due 9/25/36 (a)(b)	463,941	236,779
Series 2006-18, Class AV1 0.222%, due 11/25/36 (a)(b)	113,828	49,977
Series 2007-5, Class 2A1A 0.272%, due 4/25/47 (a)(b)	426,906	316,275
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.282%, due 4/25/37 (a)(b)	493,339	445,539
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.252%, due 4/25/37 (a)(b)	1,186,725	1,057,208
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.252%, due 3/25/47 (a)(b)	646,571	460,765
Series 2007-CH2, Class AF2 5.10%, due 1/25/37 (b)(d)	1,315,283	1,035,095
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.262%, due 3/25/37 (a)(b)	1,816,131	1,087,559

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.252%, due 9/25/36 (a)(b)	$931,585	$501,930
Series 2006-HE8, Class A2B 0.252%, due 10/25/36 (a)(b)	226,200	130,981
Series 2007-NC2, Class A2FP 0.302%, due 2/25/37 (a)(b)	1,774,533	978,296
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	3,294,348	1,841,544
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.232%, due 8/25/36 (a)(b)	3,128,157	1,265,049
Series 2007-BR4, Class A2A 0.242%, due 5/25/37 (a)(b)	1,119,955	676,474
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.232%, due 6/25/37 (a)(b)	1,302,374	754,994
Series 2006-EQ2, Class A2 0.262%, due 1/25/37 (a)(b)	1,961,402	1,236,719
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.262%, due 9/25/37 (a)(b)	2,408,042	1,150,531

		16,236,524

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.555%, due 5/25/29 (a)	2,511,484	2,354,665

Total Asset-Backed Securities (Cost $28,792,079)		25,663,787

Corporate Bonds 80.4%
Aerospace & Defense 1.3%
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (c)	7,200,000	7,470,000
Ducommun, Inc. 9.75%, due 7/15/18	2,630,000	2,932,450
TransDigm, Inc. 7.75%, due 12/15/18 (e)	5,715,000	6,086,475

		16,488,925

Airlines 1.1%
Continental Airlines, Inc.
7.875%, due 1/2/20	1,922,323	2,095,332
9.798%, due 10/1/22	1,044,934	1,201,675

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc.
6.125%, due 6/1/18		$2,000,000	$2,105,000
Series A 6.25%, due 10/22/24		806,324	911,146
U.S. Airways, Inc. Series 2012-1B, Pass Through Trust 8.00%, due 4/1/21		5,050,109	5,656,122
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (c)		1,795,125	2,028,491

			13,997,766

Auto Manufacturers 1.8%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19		535,000	585,825
8.25%, due 6/15/21		7,138,000	8,021,327
♦Ford Motor Co.
7.50%, due 8/1/26		255,000	317,395
8.90%, due 1/15/32		410,000	566,316
9.98%, due 2/15/47		2,000,000	3,018,544
Navistar International Corp. 8.25%, due 11/1/21 (e)		10,550,000	10,734,625

			23,244,032

Auto Parts & Equipment 1.4%
Dana Holding Corp. 5.375%, due 9/15/21		4,645,000	4,795,962
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22		6,160,000	6,791,400
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)		6,880,000	7,060,600

			18,647,962

Banks 6.4%
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)		5,800,000	5,879,750
Banco do Brasil S.A. 5.875%, due 1/19/23 (c)		5,700,000	5,799,750
Bank of America Corp. 8.00%, due 7/29/49 (a)		504,000	570,780
Citigroup, Inc. 6.30%, due 12/29/49 (a)		8,750,000	8,717,187
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (a)		€9,400,000	14,149,576
Dresdner Funding Trust I 8.151%, due 6/30/31 (c)		$5,500,000	6,380,000
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (a)		7,885,000	7,924,425
Industrial Senior Trust 5.50%, due 11/1/22 (c)		7,500,000	7,228,125
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (a)	A$	1,811,000	2,018,030

	Principal Amount	Value
Banks (continued)
Mellon Capital III 6.369%, due 9/5/66 (a)	£5,100,000	$8,941,492
National Capital Trust I Series Reg S 5.62%, due 9/29/49 (a)	5,000,000	8,864,096
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)	$1,000,000	962,500
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	6,075,000	6,221,407

		83,657,118

Building Materials 2.4%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	5,800,000	6,090,000
Cemex Finance LLC 6.00%, due 4/1/24 (c)	5,350,000	5,356,687
Hanson Ltd. 6.125%, due 8/15/16 (e)	3,655,000	4,006,794
Texas Industries, Inc. 9.25%, due 8/15/20	7,298,000	8,356,210
USG Corp.
5.875%, due 11/1/21 (c)	3,125,000	3,320,313
8.375%, due 10/15/18 (c)	3,825,000	4,073,625

		31,203,629

Chemicals 1.4%
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,275,000	1,324,406
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	6,710,000	6,986,788
Huntsman International LLC 8.625%, due 3/15/21	2,980,000	3,322,700
Momentive Performance Materials, Inc.
8.875%, due 10/15/20	1,000,000	1,081,250
10.00%, due 10/15/20	2,660,000	2,866,150
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 B.V. 7.375%, due 5/1/21 (c)	2,000,000	2,195,000

		17,776,294

Coal 0.8%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	2,100,000	1,596,000
6.25%, due 6/1/21	835,000	615,813
Arch Coal, Inc.
7.00%, due 6/15/19	3,475,000	2,675,750
7.25%, due 10/1/20	571,000	432,533
7.25%, due 6/15/21	1,245,000	930,637
Peabody Energy Corp. 6.00%, due 11/15/18	3,725,000	3,957,812

		10,208,545

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 3.2%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (c)	$2,740,000	$2,972,900
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	5,810,000	5,868,100
Hertz Corp. (The)
6.25%, due 10/15/22	750,000	802,500
7.375%, due 1/15/21	3,345,000	3,683,681
Iron Mountain, Inc. 6.00%, due 8/15/23	8,600,000	9,137,500
Service Corp. International 5.375%, due 5/15/24 (c)	3,530,000	3,556,475
♦United Rentals North America, Inc.
6.125%, due 6/15/23	4,285,000	4,606,375
7.375%, due 5/15/20	975,000	1,079,812
7.625%, due 4/15/22	955,000	1,074,375
8.375%, due 9/15/20	7,725,000	8,565,094

		41,346,812

Computers 1.6%
NCR Corp. 6.375%, due 12/15/23 (c)	11,000,000	11,770,000
SunGard Data Systems, Inc.
6.625%, due 11/1/19	6,135,000	6,426,412
7.625%, due 11/15/20	2,507,000	2,738,898

		20,935,310

Cosmetics & Personal Care 0.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	5,020,000	5,471,800

Diversified Financial Services 1.2%
Ford Holdings LLC
9.30%, due 3/1/30 (e)	2,475,000	3,593,910
9.375%, due 3/1/20	210,000	270,481
GE Capital Trust II 5.50%, due 9/15/67 (a)	€3,345,000	4,977,133
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	2,828,000	4,085,493
General Electric Capital Corp.
Series Reg S 5.50%, due 9/15/67 (a)	1,000,000	1,486,822
Series Reg S 6.50%, due 9/15/67 (a)	£405,000	749,515

		15,163,354

Electric 0.4%
Calpine Corp. 7.875%, due 7/31/20 (c)	$4,400,000	4,823,500

	Principal Amount	Value
Entertainment 2.5%
GLP Capital LP / GLP Financing II, Inc. 4.375%, due 11/1/18 (c)	$6,150,000	$6,365,250
Isle of Capri Casinos, Inc.
7.75%, due 3/15/19	5,500,000	5,885,000
8.875%, due 6/15/20	6,150,000	6,472,875
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	3,960,000	4,356,000
Pinnacle Entertainment, Inc.
7.75%, due 4/1/22	6,255,000	6,786,675
8.75%, due 5/15/20	2,000,000	2,186,000

		32,051,800

Finance—Auto Loans 0.4%
Ally Financial, Inc. 8.00%, due 11/1/31	4,450,000	5,470,775

Finance—Commercial 0.1%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	1,010,000	891,325

Finance—Consumer Loans 2.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	5,980,000	6,204,250
SLM Corp.
7.25%, due 1/25/22	650,000	715,813
8.00%, due 3/25/20 (e)	6,000,000	6,930,000
Springleaf Finance Corp.
6.00%, due 6/1/20	5,500,000	5,568,750
6.50%, due 9/15/17 (e)	3,000,000	3,228,750
7.75%, due 10/1/21	3,270,000	3,617,437

		26,265,000

Finance—Other Services 1.4%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (c)	5,695,000	5,239,400
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22 (c)	1,695,000	1,720,425
6.00%, due 8/1/20 (c)	11,100,000	11,710,500

		18,670,325

Food 2.2%
ARAMARK Corp. 5.75%, due 3/15/20	2,625,000	2,752,969
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	8,000,000	8,560,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	10,375,000	10,673,281
Smithfield Foods, Inc. 6.625%, due 8/15/22	5,085,000	5,549,006

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	$1,000,000	$727,500

		28,262,756

Forest Products & Paper 0.3%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	710,000	383,400
Stora Enso OYJ 7.25%, due 4/15/36 (c)	3,000,000	3,000,000

		3,383,400

Hand & Machine Tools 0.9%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	4,320,000	4,762,800
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (c)	6,000,000	6,570,000

		11,332,800

Health Care—Products 1.0%
Alere, Inc.
6.50%, due 6/15/20	4,440,000	4,662,000
7.25%, due 7/1/18	1,461,000	1,603,448
8.625%, due 10/1/18	1,655,000	1,770,850
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	4,525,000	5,169,812

		13,206,110

Health Care—Services 3.7%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22 (c)	9,750,000	10,103,437
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	4,500,000	4,764,375
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	2,100,000	2,373,000
HCA Holdings, Inc. 7.75%, due 5/15/21	4,250,000	4,669,688
HCA, Inc. 5.00%, due 3/15/24	12,745,000	12,649,412
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)	6,160,000	6,375,600
Tenet Healthcare Corp. 8.125%, due 4/1/22	6,695,000	7,431,450

		48,366,962

Home Builders 2.9%
Beazer Homes USA, Inc.
5.75%, due 6/15/19 (c)	2,350,000	2,320,625
7.25%, due 2/1/23 (e)	4,540,000	4,676,200
8.125%, due 6/15/16 (e)	4,000,000	4,410,000
K Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (c)	1,350,000	1,380,375

	Principal Amount	Value
Home Builders (continued)
K Hovnanian Enterprises, Inc. (continued)
7.25%, due 10/15/20 (c)	$6,080,000	$6,581,600
KB Home 9.10%, due 9/15/17	5,000,000	5,900,000
PulteGroup, Inc. 7.875%, due 6/15/32	5,295,000	5,864,212
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	5,500,000	6,036,250

		37,169,262

Household Products & Wares 1.4%
♦Reynolds Group Issuer, Inc.
8.25%, due 2/15/21 (e)	2,600,000	2,811,250
8.50%, due 5/15/18 (e)	5,175,000	5,407,875
9.00%, due 4/15/19	1,315,000	1,403,763
9.875%, due 8/15/19 (e)	8,066,000	8,953,260

		18,576,148

Insurance 4.4%
♦American International Group, Inc.
Series A3 4.875%, due 3/15/67 (a)	€6,100,000	8,695,559
Series A2 5.75%, due 3/15/67 (a)	£6,700,000	11,595,081
Series Reg S 8.00%, due 5/22/68 (a)	€3,750,000	6,165,033
8.175%, due 5/15/68 (a)(e)	$4,000,000	5,350,000
Series Reg S 8.625%, due 5/22/68 (a)	£1,000,000	1,992,818
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (c)	$3,000,000	3,412,500
10.75%, due 6/15/88 (a)(c)	2,000,000	3,020,000
Lincoln National Corp.
6.05%, due 4/20/67 (a)(e)	3,000,000	3,015,000
7.00%, due 5/17/66 (a)(e)	3,840,000	3,984,768
Oil Insurance, Ltd. 3.216%, due 12/29/49 (a)(c)	3,250,000	3,057,506
Pacific Life Insurance Co.
7.90%, due 12/30/23 (c)	2,000,000	2,582,550
9.25%, due 6/15/39 (c)	1,000,000	1,507,018
Swiss Re Capital I, L.P. 6.854%, due 5/25/49 (a)(c)	2,500,000	2,675,000

		57,052,833

Iron & Steel 3.0%
AK Steel Corp.
7.625%, due 5/15/20	3,985,000	3,994,963
8.375%, due 4/1/22	2,700,000	2,801,250
APERAM 7.375%, due 4/1/16 (c)	5,215,000	5,371,450

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
ArcelorMittal
7.25%, due 3/1/41	$5,825,000	$5,926,937
7.50%, due 10/15/39	7,975,000	8,353,812
Severstal Oao Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	6,000,000	5,392,500
United States Steel Corp.
7.00%, due 2/1/18	2,145,000	2,380,950
7.375%, due 4/1/20	2,855,000	3,190,463
7.50%, due 3/15/22	1,400,000	1,533,000

		38,945,325

Lodging 3.0%
♦Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	21,745,000	18,949,063
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties 8.00%, due 10/1/20 (c)	3,475,000	3,614,000
♦MGM Resorts International
6.75%, due 10/1/20	10,859,000	12,000,281
8.625%, due 2/1/19	3,975,000	4,745,156

		39,308,500

Machinery—Construction & Mining 0.6%
Terex Corp.
6.00%, due 5/15/21 (e)	6,620,000	7,083,400
6.50%, due 4/1/20	750,000	813,750

		7,897,150

Media 2.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.75%, due 1/15/24	6,680,000	6,738,450
7.375%, due 6/1/20	3,000,000	3,296,250
♦Clear Channel Communications, Inc. 9.00%, due 3/1/21	13,565,000	14,412,812
Clear Channel Worldwide Holdings, Inc.
6.50%, due 11/15/22	250,000	267,500
7.625%, due 3/15/20	559,000	598,130
Series B 7.625%, due 3/15/20	5,647,000	6,084,643
DISH DBS Corp. 6.75%, due 6/1/21	5,120,000	5,785,600

		37,183,385

Metal Fabricate & Hardware 0.7%
Mueller Water Products, Inc.
7.375%, due 6/1/17 (e)	1,875,000	1,903,125
8.75%, due 9/1/20	1,476,000	1,645,740
WPE International Cooperatief UA 10.375%, due 9/30/20 (c)	8,800,000	5,566,000

		9,114,865

	Principal Amount	Value
Mining 1.8%
Aleris International, Inc.
6.00%, due 6/1/20 (c)(f)(g)(h)	$11,797	$9,607
7.625%, due 2/15/18	3,755,000	3,830,100
7.875%, due 11/1/20	4,375,000	4,407,812
Novelis, Inc. 8.75%, due 12/15/20	4,865,000	5,424,475
Vedanta Resources PLC
6.75%, due 6/7/16 (c)	1,000,000	1,046,250
8.25%, due 6/7/21 (c)	8,435,000	8,941,100

		23,659,344

Miscellaneous—Manufacturing 0.4%
Bombardier, Inc.
6.00%, due 10/15/22 (c)	1,240,000	1,261,700
7.75%, due 3/15/20 (c)	2,995,000	3,414,300

		4,676,000

Office Furnishings 0.1%
Interface, Inc. 7.625%, due 12/1/18 (e)	1,530,000	1,623,713

Oil & Gas 6.6%
Berry Petroleum Co. 6.375%, due 9/15/22	7,995,000	8,194,875
♦Chesapeake Energy Corp. 6.625%, due 8/15/20	15,100,000	16,968,625
Concho Resources, Inc. 6.50%, due 1/15/22	2,500,000	2,737,500
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	8,020,000	9,243,050
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	4,770,000	5,235,075
Linn Energy LLC / Linn Energy Finance Corp.
7.25%, due 11/1/19 (c)	5,455,000	5,639,106
7.75%, due 2/1/21	2,650,000	2,835,500
8.625%, due 4/15/20	4,220,000	4,552,325
Precision Drilling Corp.
6.50%, due 12/15/21 (e)	2,865,000	3,101,363
6.625%, due 11/15/20	1,600,000	1,720,000
Samson Investment Co. 10.75%, due 2/15/20 (c)	9,245,000	9,753,475
Swift Energy Co.
7.875%, due 3/1/22	2,460,000	2,447,700
8.875%, due 1/15/20	2,849,000	2,991,450
Whiting Petroleum Corp. 5.75%, due 3/15/21	9,450,000	10,135,125

		85,555,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 2.0%
Basic Energy Services, Inc.
7.75%, due 2/15/19	$6,710,000	$7,179,700
7.75%, due 10/15/22	2,025,000	2,219,906
CGG 6.50%, due 6/1/21 (e)	5,550,000	5,591,625
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	10,695,000	10,374,150

		25,365,381

Pharmaceuticals 1.0%
Valeant Pharmaceuticals International, Inc.
5.625%, due 12/1/21 (c)	5,400,000	5,616,000
7.50%, due 7/15/21 (c)	6,530,000	7,280,950

		12,896,950

Pipelines 2.6%
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp.
4.75%, due 11/15/21	4,000,000	3,800,000
5.875%, due 8/1/23	4,165,000	4,112,937
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (c)	5,350,000	5,564,000
Kinder Morgan, Inc. 5.00%, due 2/15/21 (c)	8,160,000	8,160,441
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
6.25%, due 6/15/22	1,333,000	1,436,308
6.50%, due 8/15/21	293,000	316,440
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23 (c)	3,000,000	2,805,000
6.875%, due 2/1/21	5,500,000	5,898,750
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	1,400,000	1,466,500

		33,560,376

Real Estate Investment Trusts 0.1%
American Tower Corp. 7.00%, due 10/15/17	1,100,000	1,280,033

Semiconductors 0.6%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	3,150,000	3,181,500
6.00%, due 1/15/22 (c)	4,908,000	5,128,860

		8,310,360

Software 0.7%
First Data Corp. 10.625%, due 6/15/21	7,600,000	8,616,500

	Principal Amount	Value
Telecommunications 5.6%
CenturyLink, Inc. 6.75%, due 12/1/23	$5,685,000	$6,097,162
Frontier Communications Corp. 8.50%, due 4/15/20 (e)	3,500,000	4,075,313
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	5,601,000	6,315,127
MetroPCS Wireless, Inc. 6.625%, due 11/15/20 (e)	1,550,000	1,654,625
Sprint Capital Corp.
6.875%, due 11/15/28	1,450,000	1,431,875
6.90%, due 5/1/19	4,680,000	5,136,300
8.75%, due 3/15/32	6,685,000	7,478,844
♦Sprint Communications, Inc.
6.00%, due 11/15/22 (e)	6,325,000	6,372,437
8.375%, due 8/15/17	7,530,000	8,847,750
Sprint Corp. 7.875%, due 9/15/23 (c)	3,500,000	3,858,750
T-Mobile USA, Inc.
6.125%, due 1/15/22	5,225,000	5,492,781
6.542%, due 4/28/20	8,000,000	8,600,000
ViaSat, Inc. 6.875%, due 6/15/20	4,030,000	4,317,138
Windstream Corp. 7.50%, due 4/1/23	3,000,000	3,165,000

		72,843,102

Transportation 2.1%
CHC Helicopter S.A. 9.25%, due 10/15/20	9,499,500	10,211,963
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	4,770,000	5,103,900
PHI, Inc. 5.25%, due 3/15/19 (c)	5,200,000	5,278,000
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	8,370,000	6,221,990

		26,815,853

Total Corporate Bonds (Cost $971,392,168)		1,041,316,549

Foreign Bonds 10.2%
Banks 5.5%
ABN Amro Bank N.V. 4.31%, due 3/29/49 (a)	€8,500,000	11,969,356
Bank of Scotland PLC 7.286%, due 11/29/49 (a)	£1,800,000	3,289,846
Barclays Bank PLC 4.75%, due 3/29/49 (a)	€9,000,000	11,619,606
Belfius Funding N.V. 1.221%, due 2/9/17 (a)	£3,550,000	5,604,219

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Bonds (continued)
Banks (continued)
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (a)	£3,500,000	$6,278,734
HBOS PLC 5.125%, due 10/29/49 (a)	€1,000,000	1,383,187
♦Royal Bank of Scotland N.V. 4.70%, due 6/10/19 (a)(g)	12,650,000	18,270,044
Santander UK PLC 4.814%, due 9/28/49 (a)	£5,000,000	7,935,476
UT2 Funding PLC 5.321%, due 6/30/16	€3,300,000	4,830,057

		71,180,525

Diversified Financial Services 0.5%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	4,750,000	6,688,758

Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	1,000,000	1,623,199

Insurance 2.0%
Assicurazioni Generali S.p.A. 6.416%, due 12/29/49 (a)	£6,400,000	11,229,772
Aviva PLC 6.875%, due 5/22/38 (a)	€2,000,000	3,239,461
CNP Assurances 4.75%, due 12/29/49 (a)	2,000,000	2,872,895
ING Groep N.V. 5.14%, due 3/29/49 (a)	£5,000,000	8,399,786

		25,741,914

Packaging & Containers 1.4%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	€5,700,000	8,767,874
Rexam PLC 6.75%, due 6/29/67 (a)	6,300,000	9,332,019

		18,099,893

Telecommunications 0.4%
EN Germany Holdings B.V. 10.75%, due 11/15/15	3,414,000	4,831,139

Transportation 0.3%
Rede Ferroviaria Nacional—Refer Epe 4.25%, due 12/13/21	3,100,000	4,195,500

Total Foreign Bonds (Cost $108,473,654)		132,360,928

	Principal Amount	Value
Foreign Government Bond 0.3%
Sovereign 0.3%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€2,500,000	$3,849,464

Total Foreign Government Bond (Cost $2,899,252)		3,849,464

Loan Assignments 2.2% (i)
Airlines 0.2%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$3,000,000	2,971,875

Auto Parts & Equipment 0.3%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	3,560,211	3,544,190

Computers 0.1%
SunGard Data Systems, Inc. Term Loan E 4.00%, due 3/9/20	593,278	592,833

Entertainment 0.4%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	4,987,500	4,968,797

Food 0.1%
ARAMARK Corp.
Term Loan F 3.25%, due 2/24/21	870,693	859,084
Extended Synthetic LOC 2 3.731%, due 7/26/16	57,145	56,860
Extended Synthetic LOC 3 3.734%, due 7/26/16	31,723	31,697

		947,641

Leisure Time 0.1%
ClubCorp Club Operations, Inc. New Term Loan 4.00%, due 7/24/20	1,878,103	1,871,060

Media 0.3%
Charter Communications Operating, LLC Term Loan F 3.00%, due 1/3/21	382,575	376,146
♦Clear Channel Communications, Inc. Term Loan D 6.90%, due 1/30/19	3,127,798	3,100,429

		3,476,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Mining 0.1%
FMG Resources August 2006 Pty, Ltd. New Term Loan B 4.25%, due 6/28/19	$1,477,575	$1,475,498

Oil & Gas 0.6%
MEG Energy Corp. Refi Term Loan 3.75%, due 3/31/20	7,800,291	7,768,255

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.605%, due 10/10/16	356,991	356,098

Total Loan Assignments (Cost $27,826,108)		27,972,822

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.782%, due 4/10/49 (j)	600,000	661,983
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.621%, due 11/25/35 (j)	613,591	539,240
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38	590,000	642,774
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	590,000	637,776
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	349,260	324,923
GreenPoint Mortgage Funding Trust Series 2007-AR2, Class 1A1 0.282%, due 4/25/47 (a)	858	0
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 5.997%, due 8/10/45 (j)	578,453	642,351
IndyMac Index Mortgage Loan Trust
Series 2005-AR9, Class 4A2 2.477%, due 7/25/35 (j)	2,019,677	1,746,172
Series 2004-AR4, Class 3A 2.53%, due 8/25/34 (j)	568,212	560,715

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.262%, due 2/25/47 (a)	$1,134,117	$1,043,046
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (f)	212,846	208,421
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.612%, due 7/25/36 (j)	578,451	559,693

		7,567,094

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.054%, due 11/25/36 (j)	489,987	425,856

Total Mortgage-Backed Securities (Cost $6,826,397)		7,992,950

Yankee Bonds 2.8% (k)
Banks 1.2%
Credit Agricole S.A. 7.875%, due 1/29/49 (a)(c)	6,000,000	6,455,400
Lloyds Banking Group PLC 7.50%, due 4/30/49 (a)	2,650,000	2,769,250
Sberbank of Russia Via Sb Capital S.A. Series Reg S 5.125%, due 10/29/22	6,800,000	5,848,000

		15,072,650

Food 0.2%
Virgolino De Oliveira Finance, Ltd. 10.50%, due 1/28/18 (c)	4,000,000	2,930,000

Miscellaneous—Manufacturing 0.4%
Bombardier, Inc. 6.125%, due 1/15/23 (c)	5,000,000	5,112,500

Telecommunications 1.0%
Intelsat Luxembourg S.A.
7.75%, due 6/1/21	10,584,000	11,033,820
8.125%, due 6/1/23	2,060,000	2,163,000

		13,196,820

Total Yankee Bonds (Cost $36,405,751)		36,311,970

Total Long-Term Bonds (Cost $1,182,615,409)		1,275,468,470

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 2.0%
Auto Manufacturers 1.7%
♦Ford Motor Co.	1,059,000	$17,102,850
General Motors Co.	142,163	4,901,780
Motors Liquidation Co. GUC Trust (l)	19,523	537,859

		22,542,489

Banks 0.3%
Citigroup, Inc.	71,966	3,447,891

Electric 0.0%‡
Dynegy, Inc. (l)	13,120	373,264

Mining 0.0%‡
Aleris International, Inc. (f)(g)(h)	13,652	105,120

Total Common Stocks (Cost $24,889,948)		26,468,764

Preferred Stock 0.1%
Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (a)	40,000	1,090,400

Total Preferred Stock (Cost $1,000,000)		1,090,400

	Number of Warrants
Warrants 0.2%
Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00
Expires 7/10/16 (l)	74,451	1,841,173
Strike Price $18.33
Expires 7/10/19 (l)	38,552	658,854

Total Warrants (Cost $2,201,542)		2,500,027

	Principal Amount	Value
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $14,503,934 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $15,885,000 and a Market Value of $14,794,161)	$14,503,934	$14,503,934

Total Short-Term Investment (Cost $14,503,934)		14,503,934

Total Investments, Before Investments Sold Short (Cost $1,225,210,833) (o)	101.9%	1,320,031,595

Long-Term Bonds Sold Short (3.3%) Corporate Bonds Sold Short (0.8%)
Apparel (0.7%)
Levi Strauss & Co. 7.625%, due 5/15/20	(9,150,000)	(9,904,875)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,280,609)

Total Corporate Bonds Sold Short (Proceeds $10,220,976)		(11,185,484)

U.S. Government Sold Short (2.5%)
United States Treasury Notes
0.875%, due 2/28/17	(22,000,000)	(22,041,250)
1.50%, due 12/31/18	(10,000,000)	(9,958,590)

Total U.S. Government Sold Short (Proceeds $31,913,454)		(31,999,840)

Total Long-Term Bonds Sold Short (Proceeds $42,134,430)	(3.3)%	(43,185,324)

Total Investments, Net of Investments Sold Short (Cost $1,183,076,403)	98.6	1,276,846,271
Other Assets, Less Liabilities	1.4	18,762,810
Net Assets	100.0%	$1,295,609,081

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Contracts Short	Unrealized Appreciation (Depreciation) (m)
Futures Contracts (0.0%)‡
United States Treasury Notes June 2014 (2 Year) (n)	(1,752)	$(111,487)

Total Futures Contracts (Notional Amount $385,221,000)		$(111,487)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of April 30, 2014 is $16,236,524, which represents 1.3% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2014.

(e)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(f)	Illiquid security—The total market value of these securities as of April 30, 2014, was $323,148, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued security was $18,384,771, which represented 1.4% of the Fund’s net assets.

(h)	Restricted security.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2014.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2014.

(k)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(l)	Non-income producing security.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(n)	As of April 30, 2014, cash in the amount of $543,120 is on deposit with a broker for futures transactions.

(o)	As of April 30, 2014, cost was $1,225,874,851 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$110,823,621
Gross unrealized depreciation	(16,666,877)

Net unrealized appreciation	$94,156,744

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

A$—Australian Dollar

At April 30, 2014, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	Receive (Pay) Fixed Rate[3]	Upfront Premiums Received (Paid)	Value	Unrealized Appreciation (Depreciation)[4]
Staples, Inc.
2.75%, 1/12/18	Credit Suisse First Boston	6/20/19	Buy	$12,500	(1.00)%	$(896,506)	$838,401	$(58,105)

1	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2014.

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
EUR vs. USD	5/7/14	JPMorgan Chase Bank	EUR	99,978,000	USD	138,588,636	USD	115,129
GBP vs. USD	5/7/14	JPMorgan Chase Bank	GBP	44,640,000		75,312,144		55,043

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
EUR vs. USD	5/7/14	JPMorgan Chase Bank	EUR	99,978,000	USD	135,904,095	USD	(2,799,670)
EUR vs. USD	7/17/14	JPMorgan Chase Bank		101,460,000		140,613,414		(123,327)
GBP vs. USD	5/7/14	JPMorgan Chase Bank	GBP	44,640,000		72,879,264		(2,487,923)
GBP vs. USD	7/17/14	JPMorgan Chase Bank		46,156,000		77,822,708		(61,097)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(5,301,845)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$25,663,787	$—	$25,663,787
Corporate Bonds (b)	—	1,041,306,942	9,607	1,041,316,549
Foreign Bonds (c)	—	114,090,884	18,270,044	132,360,928
Foreign Government Bond	—	3,849,464	—	3,849,464
Loan Assignments (d)	—	25,688,804	2,284,018	27,972,822
Mortgage-Backed Securities	—	7,992,950	—	7,992,950
Yankee Bonds	—	36,311,970	—	36,311,970

Total Long-Term Bonds	—	1,254,904,801	20,563,669	1,275,468,470

Common Stocks (e)	26,363,644	—	105,120	26,468,764
Preferred Stock	1,090,400	—	—	1,090,400
Warrants	2,500,027	—	—	2,500,027
Short-Term Investment
Repurchase Agreement	—	14,503,934	—	14,503,934

Total Investments in Securities	29,954,071	1,269,408,735	20,668,789	1,320,031,595

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	170,172	—	170,172

Total Investments in Securities and Other Financial Instruments	$29,954,071	$1,269,578,907	$20,668,789	$1,320,201,767

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(11,185,484)	$—	$(11,185,484)
U.S. Government Sold Short	—	(31,999,840)	—	(31,999,840)

Total Long-Term Bonds Sold Short	—	(43,185,324)	—	(43,185,324)

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	(5,472,017)	—	(5,472,017)
Futures Contracts Short (f)	(111,487)	—	—	(111,487)
Credit Default Swap Contracts (f)	—	(58,105)	—	(58,105)

Total Other Financial Instruments	(111,487)	(5,530,122)	—	(5,641,609)

Total Investments in Securities Sold Short and Other Financial Instruments	$(111,487)	$(48,715,446)	$—	$(48,826,933)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $9,607 was held in Mining within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $18,270,044 was held in Banks within the Foreign Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $56,860, $1,871,060, and $356,098 were held in Food, Leisure Time, and Real Estate, respectively, which represents Loan Assignments whose values were obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $105,120 was held in Mining within the Common Stocks section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, securities with a total value of $1,943,488 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from the independent pricing service which were derived based on single broker quote with significant unobservable inputs. The fair value obtained for these securities from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Long-Term Bonds
Corporate Bonds
Mining	$11,797	$—	$—	$(2,190)	$—	$—	$—	$—	$9,607	$(2,190)
Foreign Bonds
Banks	17,282,532	177,563	—	809,949	—	—	—	—	18,270,044	809,949
Loan Assignments
Auto Parts & Equipment	5,351,657	4,690	23,430	(91,008)	—	(5,288,769)	—	—	—	—
Food	—	557		(865)			57,168		56,860	(865)
Leisure Time	—	736		(15,996)			1,886,320		1,871,060	(15,996)
Real Estate	358,798	2,534	69	(3,495)	—	(1,808)	—	—	356,098	(2,153)
Common Stock
Mining	177,203	—	—	(72,083)	—	—	—	—	105,120	(72,083)

Total	$23,181,987	$186,080	$23,499	$624,312	$—	$(5,290,577)	$1,943,488	$—	$20,668,789	$716,662

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,225,210,833)	$1,320,031,595
Cash denominated in foreign currencies (identified cost $6,064,441)	6,100,692
Cash collateral on deposit at broker	543,120
Cash	11,047
Receivables:
Dividends and interest	23,190,751
Fund shares sold	4,177,998
Investment securities sold	744,050
Premiums paid for swap contracts	896,506
Other assets	99,701
Unrealized appreciation on foreign currency forward contracts	170,172

Total assets	1,355,965,632

Liabilities
Investments sold short (proceeds $42,134,430)	43,185,324
Payables:
Investment securities purchased	6,197,646
Fund shares redeemed	2,516,393
Manager (See Note 3)	851,207
Interest on investments sold short	422,997
Transfer agent (See Note 3)	326,969
NYLIFE Distributors (See Note 3)	268,792
Variation margin on futures contracts	164,250
Shareholder communication	58,183
Professional fees	31,383
Directors	1,692
Accrued expenses	4,505
Dividend payable	797,088
Unrealized depreciation on foreign currency forward contracts	5,472,017
Unrealized depreciation on swap contracts	58,105

Total liabilities	60,356,551

Net assets	$1,295,609,081

Composition of Net Assets
Shares of beneficial interest outstanding (par value $.001 per share) unlimited number of shares authorized	$104,076
Additional paid-in capital	1,201,651,258

1,201,755,334
Undistributed net investment income	528,190
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	4,889,933
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	94,651,170
Net unrealized appreciation (depreciation) on investments sold short	(1,050,894)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(5,164,652)

Net assets	$1,295,609,081

Investor Class
Net assets applicable to outstanding shares	$5,089,724

Shares of beneficial interest outstanding	410,748

Net asset value per share outstanding	$12.39
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.97

Class A
Net assets applicable to outstanding shares	$566,794,283

Shares of beneficial interest outstanding	45,540,647

Net asset value per share outstanding	$12.45
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.04

Class C
Net assets applicable to outstanding shares	$183,242,617

Shares of beneficial interest outstanding	14,781,405

Net asset value and offering price per share outstanding	$12.40

Class I
Net assets applicable to outstanding shares	$540,482,457

Shares of beneficial interest outstanding	43,343,256

Net asset value and offering price per share outstanding	$12.47

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$41,236,621
Dividends	354,705

Total income	41,591,326

Expenses
Manager (See Note 3)	5,073,857
Distribution/Service—Investor Class (See Note 3)	5,903
Distribution/Service—Class A (See Note 3)	661,084
Distribution/Service—Class C (See Note 3)	907,435
Transfer agent (See Note 3)	1,061,966
Dividends and interest on investments sold short	717,571
Broker fees and charges on short sales	352,063
Shareholder communication	76,778
Registration	68,238
Professional fees	63,448
Custodian	26,385
Directors	11,185
Miscellaneous	26,092

Total expenses	9,052,005

Net investment income (loss)	32,539,321

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	9,829,170
Investments sold short	(2,193,044)
Futures transactions	(1,521,304)
Swap transactions	(10,170)
Foreign currency transactions	(4,630,126)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	1,474,526

Net change in unrealized appreciation (depreciation) on:
Investments	19,173,045
Investments sold short	2,355,966
Futures contracts	1,179,520
Swap contracts	(58,105)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,000,927)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	20,649,499

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	22,124,025

Net increase (decrease) in net assets resulting from operations	$54,663,346

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,539,321	$64,677,476
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	1,474,526	2,924,905
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	20,649,499	30,262,621

Net increase (decrease) in net assets resulting from operations	54,663,346	97,865,002

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(119,601)	(214,897)
Class A	(13,214,352)	(26,483,754)
Class C	(3,866,131)	(8,823,880)
Class I	(14,090,954)	(28,931,462)

	(31,291,038)	(64,453,993)

From net realized gain on investments:
Investor Class	—	(14,809)
Class A	—	(2,182,176)
Class C	—	(882,837)
Class I	—	(2,547,606)

	—	(5,627,428)

Total dividends and distributions to shareholders	(31,291,038)	(70,081,421)

Capital share transactions:
Net proceeds from sale of shares	255,560,609	736,140,131
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	26,727,238	57,068,942
Cost of shares redeemed	(292,889,591)	(672,103,871)

Increase (decrease) in net assets derived from capital share transactions	(10,601,744)	121,105,202

Net increase (decrease) in net assets	12,770,564	148,888,783

Net Assets
Beginning of period	1,282,838,517	1,133,949,734

End of period	$1,295,609,081	$1,282,838,517

Undistributed (distributions in excess of) net investment income at end of period	$528,190	$(720,093)

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$12.17		$11.89		$11.26		$12.01		$10.87		$8.04

Net investment income (loss) (a)	0.31		0.68		0.70		0.68		0.83		0.89
Net realized and unrealized gain (loss) on investments	0.29		0.40		0.74		(0.62)		1.48		2.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	0.53		1.02		1.49		0.06		2.11		3.62

Less dividends and distributions:
From net investment income	(0.31)		(0.68	)(b)	(0.69)		(0.66)		(0.89)		(0.79)
From net realized gain on investments	—		(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.31)		(0.74)		(0.86)		(0.81)		(0.97)		(0.79)

Redemption fee (c)	—		—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.39		$12.17		$11.89		$11.26		$12.01		$10.87

Total investment return (d)	4.37	%(e)	8.91%		13.83%		0.42%		20.29%		47.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16	%††	5.60%		6.16%		5.71%		7.24%		9.06%
Net expenses (excluding short sale expenses)	1.23	%††	1.24	%(f)	1.25	%(f)	1.30	%(f)	1.35%		1.47%
Expenses (including short sales expenses, before waiver/reimbursement)	1.40	%††	1.44%		1.61%		1.75%		2.19%		2.83%
Short sale expenses	0.17	%††	0.20%		0.36%		0.45%		0.66%		1.27%
Portfolio turnover rate	13%		33%		23%		31%		29%		47%
Net assets at end of period (in 000’s)	$5,090		$4,646		$2,816		$1,989		$4,467		$2,609

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$12.22		$11.94		$11.30		$12.05		$10.90		$8.06

Net investment income (loss) (a)	0.31		0.68		0.70		0.68		0.82		0.93
Net realized and unrealized gain (loss) on investments	0.29		0.39		0.75		(0.62)		1.50		2.69
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	0.53		1.01		1.50		0.06		2.12		3.63

Less dividends and distributions:
From net investment income	(0.30)		(0.67	)(b)	(0.69)		(0.66)		(0.89)		(0.79)
From net realized gain on investments	—		(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.30)		(0.73)		(0.86)		(0.81)		(0.97)		(0.79)

Redemption fee (c)	—		—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.45		$12.22		$11.94		$11.30		$12.05		$10.90

Total investment return (d)	4.42	%(e)	8.83%		13.84%		0.49%		20.27%		47.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13	%††	5.57%		6.13%		5.82%		7.06%		9.36%
Net expenses (excluding short sale expenses)	1.26	%††	1.28	%(f)	1.28	%(f)	1.30	%(f)	1.30%		1.29%
Expenses (including short sales expenses, before waiver/reimbursement)	1.43	%††	1.48%		1.64%		1.75%		2.15%		2.66%
Short sale expenses	0.17	%††	0.20%		0.36%		0.45%		0.66%		1.27%
Portfolio turnover rate	13%		33%		23%		31%		29%		47%
Net assets at end of period (in 000’s)	$566,794		$515,530		$445,818		$416,289		$237,543		$28,987

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$12.17		$11.89		$11.27		$12.01		$10.88		$8.05

Net investment income (loss) (a)	0.27		0.59		0.62		0.59		0.70		0.84
Net realized and unrealized gain (loss) on investments	0.29		0.40		0.73		(0.61)		1.52		2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	0.49		0.93		1.40		(0.02)		2.02		3.55

Less dividends and distributions:
From net investment income	(0.26)		(0.59	)(b)	(0.61)		(0.57)		(0.81)		(0.72)
From net realized gain on investments	—		(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.26)		(0.65)		(0.78)		(0.72)		(0.89)		(0.72)

Redemption fee (c)	—		—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.40		$12.17		$11.89		$11.27		$12.01		$10.88

Total investment return (d)	4.07	%(e)	8.00%		12.97%		(0.16%)		19.27%		46.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41	%††	4.86%		5.41%		5.09%		6.07%		8.49%
Net expenses (excluding short sale expenses)	1.98	%††	1.99	%(f)	2.00	%(f)	2.06	% (f)	2.09%		2.22%
Expenses (including short sales expenses, before waiver/reimbursement)	2.15	%††	2.19%		2.36%		2.51%		2.94%		3.58%
Short sale expenses	0.17	%††	0.20%		0.36%		0.45%		0.67%		1.27%
Portfolio turnover rate	13%		33%		23%		31%		29%		47%
Net assets at end of period (in 000’s)	$183,243		$184,556		$172,027		$157,442		$72,327		$3,128

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$12.24		$11.96		$11.32		$12.07		$10.92		$8.05

Net investment income (loss) (a)	0.33		0.71		0.73		0.71		0.86		0.88
Net realized and unrealized gain (loss) on investments	0.29		0.39		0.75		(0.62)		1.49		2.78
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)		0.05		(0.00	)‡	(0.20)		0.01

Total from investment operations	0.55		1.04		1.53		0.09		2.15		3.67

Less dividends and distributions:
From net investment income	(0.32)		(0.70	)(b)	(0.72)		(0.69)		(0.92)		(0.80)
From net realized gain on investments	—		(0.06)		(0.17)		(0.15)		(0.08)		—

Total dividends and distributions	(0.32)		(0.76)		(0.89)		(0.84)		(1.00)		(0.80)

Redemption fee (c)	—		—		—		—		0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$12.47		$12.24		$11.96		$11.32		$12.07		$10.92

Total investment return (d)	4.54	%(e)	9.09%		14.10%		0.74%		20.54%		47.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.37	%††	5.82%		6.38%		6.05%		7.51%		9.71%
Net expenses (excluding short sale expenses)	1.01	%††	1.03	%(f)	1.03	%(f)	1.05	%(f)	1.05%		1.04%
Expenses (including short sales expenses, before waiver/reimbursement)	1.18	%††	1.23%		1.39%		1.50%		1.89%		2.38%
Short sale expenses	0.17	%††	0.20%		0.36%		0.45%		0.66%		1.29%
Portfolio turnover rate	13%		33%		23%		31%		29%		47%
Net assets at end of period (in 000’s)	$540,482		$578,106		$513,289		$374,780		$290,900		$171,449

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

30	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information regarding and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $18,384,771 that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short- Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2014, the Fund held securities with a value of $2,284,018 that were valued by single broker quotes and/or deemed to be illiquid.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

32	MainStay High Yield Opportunities Fund

Asset Class	Fair Value at 4/30/14	Valuation Technique	Unobservable Inputs	Range
Corporate Bonds (1 position)	$9,607	Market Approach	Exchange Value	195
			Credit Value	83
Foreign Bonds (1 position)	18,270,044	Market Approach	Yield Discount	75bp
Common Stocks (1 position)	105,120	Market Approach	EBITDA Multiple	6

	$18,384,771

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments,  Participations and Commitments. The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2014, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared cleared contracts are not risk-free. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is

34	MainStay High Yield Opportunities Fund

recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K)  Securities Sold Short.  The Fund engages in sales of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Q)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$170,172	$—	$170,172

Total Fair Value		$—	$170,172	$—	$170,172

36	MainStay High Yield Opportunities Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(111,487)	$(111,487)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(5,472,017)	—	(5,472,017)
Swap Contracts	Unrealized depreciation on swap contracts	(58,105)	—	—	(58,105)

Total Fair Value		$(58,105)	$(5,472,017)	$(111,487)	$(5,641,609)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(1,521,304)	$(1,521,304)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(5,010,050)	—	(5,010,050)
Swap Contracts	Net realized gain (loss) on swap transactions	(10,170)	—	—	(10,170)

Total Realized Gain (Loss)		$(10,170)	$(5,010,050)	$(1,521,304)	$(6,541,524)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$1,179,520	$1,179,520
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(2,024,438)	—	(2,024,438)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(58,105)	—	—	(58,105)

Total Change in Unrealized Appreciation (Depreciation)		$(58,105)	$(2,024,438)	$1,179,520	$(903,023)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	—	(1,752)	(1,752)
Forward Contracts Long (Average notional amount)	$—	$55,044,408	$—	$55,044,408
Forward Contracts Short (Average notional amount)	$—	$(246,213,287)	$—	$(246,213,287)
Swap Contracts (Average notional amount)	$12,500,000	$—	$—	$12,500,000

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank	$170,172	$(170,172)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Credit Suisse First Boston	$58,105	$—	$—	$58,105
JPMorgan Chase Bank	5,472,017	(170,172)	—	5,301,845

	$5,530,122	$(170,172)	$—	$5,359,950

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $3 billion and 0.775% in excess of $3 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $5,073,857.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and

38	MainStay High Yield Opportunities Fund

Class A shares were $2,958 and $22,946, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,142 and $13,730, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer,  Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$3,216
Class A	457,310
Class C	123,670
Class I	477,770

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.

However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $488,989 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$489

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$63,574,091
Long-Term Capital Gain	5,712,119
Return of Capital	795,211
Total	$70,081,421

Note 5–Restricted Securities

As of April 30, 2014, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/ Principal Amount	Cost	4/30/14 Value	Percent of Net Assets
Aleris International, Inc.
Common Stock	7/6/10	13,652	$922,364	$105,120	0.0	%‡
Corporate Bond 6.00% due 6/1/20	7/6/10	$11,797	8,872	9,607	0.0	‡
Total			$931,236	$114,727	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund. Pursuant to the custodian agreement, State Street receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with State Street. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective January 2, 2013 credits were no longer received on the average daily cash balance.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $202,080 and $159,201, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	83,115	$1,023,384
Shares issued to shareholders in reinvestment of dividends and distributions	9,243	113,633
Shares redeemed	(44,695)	(548,945)

Net increase (decrease) in shares outstanding before conversion	47,663	588,072
Shares converted from Investor Class (See Note 1)	(18,765)	(230,325)

Net increase (decrease)	28,898	$357,747

Year ended October 31, 2013:
Shares sold	200,772	$2,436,184
Shares issued to shareholders in reinvestment of dividends and distributions	18,210	219,181
Shares redeemed	(60,772)	(734,750)

Net increase (decrease) in shares outstanding before conversion	158,210	1,920,615
Shares converted into Investor Class (See Note 1)	21,197	256,193
Shares converted from Investor Class (See Note 1)	(34,411)	(416,027)

Net increase (decrease)	144,996	$1,760,781

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	10,253,274	$126,417,623
Shares issued to shareholders in reinvestment of dividends and distributions	1,009,741	12,468,123
Shares redeemed	(7,928,127)	(97,682,470)

Net increase (decrease) in shares outstanding before conversion	3,334,888	41,203,276
Shares converted into Class A (See Note 1)	18,681	230,325

Net increase (decrease)	3,353,569	$41,433,601

Year ended October 31, 2013:
Shares sold	22,569,682	$274,272,662
Shares issued to shareholders in reinvestment of dividends and distributions	2,141,606	25,877,541
Shares redeemed	(19,888,780)	(241,140,559)

Net increase (decrease) in shares outstanding before conversion	4,822,508	59,009,644
Shares converted into Class A (See Note 1)	34,269	416,027
Shares converted from Class A (See Note 1)	(21,110)	(256,193)

Net increase (decrease)	4,835,667	$59,169,478

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,373,416	$16,888,858
Shares issued to shareholders in reinvestment of dividends and distributions	225,736	2,775,590
Shares redeemed	(1,978,427)	(24,298,511)

Net increase (decrease)	(379,275)	$(4,634,063)

Year ended October 31, 2013:
Shares sold	4,264,795	$51,757,127
Shares issued to shareholders in reinvestment of dividends and distributions	573,500	6,901,632
Shares redeemed	(4,141,941)	(50,121,079)

Net increase (decrease)	696,354	$8,537,680

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	8,983,286	$111,230,744
Shares issued to shareholders in reinvestment of dividends and distributions	919,897	11,369,892
Shares redeemed	(13,775,843)	(170,359,665)

Net increase (decrease)	(3,872,660)	$(47,759,029)

Year ended October 31, 2013:
Shares sold	33,401,841	$407,674,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,987,294	24,070,588
Shares redeemed	(31,099,165)	(380,107,483)

Net increase (decrease)	4,289,970	$51,637,263

40	MainStay High Yield Opportunities Fund

Note 10–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing short sale transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, and these securities with a value of approximately $4 million were held in an escrow account at Bank of New York Mellon. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $45.3 million was pledged as collateral for the benefit of LBIE, and had been deemed restricted by the Fund and was held in the escrow account.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE was limited, and the Fund was unable to close out securities sold short with LBI/LBIE with a market value as of March 11, 2014 of approximately $29.4 million. The Fund also was not able to sell the securities that were pledged as collateral for the benefit of LBI/LBIE. These events did not impact the Fund’s ability to implement its investment strategy during the period.

The Fund pursued efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. On December 7, 2010, the Trustee for LBI filed a Notice of Determination of Claim allowing the Fund a “customer property” claim for the collateral but the Fund disagreed with this designation. On May 29, 2013, the LBI trustee agreed to release all of the collateral into an escrow account maintained by the Fund and LBIE at the time LBI distributed other customer property. This agreement was detailed in a stipulation that was signed by the trustee and the Fund and the collateral was transferred to the escrow account in August 2013. Pursuant to a deed of settlement, the Trust, on behalf of the Fund, entered into with LBIE, on March 11, 2014, the Fund’s open short position with LBIE were closed out.

To mitigate any potential negative impact on the Fund and its shareholders which may have resulted from a final judicial determination that the Fund was not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, had entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund have been entitled to obtain less than 100% of the then current market value of the collateral, New York Life would have contributed to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. In connection with the Fund closing out its open short positions with LBIE on March 11, 2014, the Agreement has terminated.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

42	MainStay High Yield Opportunities Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance, of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, following discussion and negotiation with New York Life Investments, the Board agreed to accept New York Life Investments’ proposal to institute an additional management fee breakpoint for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

44	MainStay High Yield Opportunities Fund

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34255 MS164-14	MSHYR10-06/14 NL0C3

MainStay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.04 5.86%	9.63 16.01%	14.78 16.09%	–0.43 0.43%	3.13 3.13%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.05 5.87	9.61 15.99	14.97 16.27	–0.34 0.52	2.88 2.88
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.36 5.36	13.98 14.98	15.23 15.23	–0.37 –0.37	3.89 3.89
Class I Shares	No Sales Charge		6.04	16.41	16.50	0.74	2.64

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI EAFE® Index[4]	4.44%	13.35%	13.58%	0.31%
Average Lipper International Multi-Cap Core Fund[5]	3.57%	12.04	13.60	0.09

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,058.60	$14.70	$1,010.50	$14.36

Class A Shares	$1,000.00	$1,058.70	$14.04	$1,011.20	$13.71

Class C Shares	$1,000.00	$1,053.60	$18.64	$1,006.60	$18.21

Class I Shares	$1,000.00	$1,060.40	$12.82	$1,012.30	$12.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.88% for Investor Class, 2.75% for Class A, 3.66% for Class C and 2.51% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

Japan	26.8%
United Kingdom	18.0
France	11.8
Germany	10.1
Switzerland	8.4
Australia	8.0
Italy	4.9
China	4.7
Netherlands	4.3
United States	3.7
Norway	3.4
Sweden	3.2
Hong Kong	2.9
Denmark	2.8
Spain	2.7
Finland	1.9
Israel	1.8
Belgium	1.7
Ireland	1.1
New Zealand	0.9

Singapore	0.6%
Taiwan	0.6
Austria	0.5
Egypt	0.5
Indonesia	0.4
Republic of Korea	0.4
Thailand	0.3
Jersey	0.2
Turkey	0.2
Faroe Islands	0.1
Georgia	0.1
Greece	0.1
India	0.1
Macao	0.1
Malaysia	0.1
South Africa	0.1
Other Assets, Less Liabilities	2.6
Investments Sold Short	–30.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	iShares MSCI EAFE Index Fund

2.	Nestle S.A. Registered

3.	Total S.A.

4.	Siemens A.G.

5.	Toyota Motor Corp.
6.	HSBC Holdings PLC

7.	Royal Dutch Shell PLC Class A

8.	BP PLC

9.	Allianz S.E. Registered

10.	AstraZeneca PLC

Top Five Short Positions as of April 30, 2014 (Unaudited)

1.	Tod’s S.p.A.

2.	SGL Carbon S.E.

3.	Ophir Energy PLC

4.	Heidelberger Druckmaschinen A.G.

5.	PostNL N.V.

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay International Opportunities Fund returned 5.86% for Investor Class shares, 5.87% for Class A shares and 5.36% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 6.04%. For the six months ended April 30, 2014, all share classes outperformed the 4.44% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index, and the 3.57% return of the average Lipper2 international multi-cap core fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, Jeremy Roethel was added as a portfolio manager of the Fund. Also effective February 28, 2014, the Fund’s principal investment strategies were modified to relax constraints related to the Fund’s minimum long/short requirements. The change provides the Fund with greater investment flexibility based on market conditions. Previously, the Fund’s prospectus said that it “will hold” long and short positions. This was revised to say that the Fund “may hold” long and short positions. The maximum amount of long and short positions that the Fund may hold (140% and 40% of the Fund’s net assets, respectively) remains the same.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance of the MSCI EAFE® Index. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI EAFE® Index. The securities of smaller companies are sometimes less efficient than the securities of larger companies. This means that less information may be available to investors, less coverage may be provided by analysts and in some cases, the company may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies, which in turn may offer opportunities for gain. Through opportunistic short-selling and by investing outside the MSCI EAFE® Index, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index. This approach was successful during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, energy and health care. (Contributions take weightings and total returns into account.) The sectors that detracted the most from the Fund’s relative performance were industrials, materials and consumer staples.

Regionally, the Fund experienced favorable stock selection in the Pacific Rim, Europe and Japan, which contributed positively to performance relative to the MSCI EAFE® Index. Stock selection in emerging markets detracted from relative performance. An overweight allocation to emerging markets also detracted from relative performance, while the relative impact of allocations to other regions was minor.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were Denmark, Australia and Japan. The countries that detracted the most from the Fund’s relative performance were China, Italy and Spain.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included a long position in U.K. pharmaceutical company AstraZeneca. The company advanced when it became the subject of a takeover attempt by U.S. pharmaceutical company Pfizer. A long position in Danish wind turbine manufacturer Vestas Wind Systems, which received increasing analyst support amid strong order growth and profitability, was also a strong contributor. The Fund also held a long position in French integrated oil company Total, which advanced after acquiring interests in shale and natural gas projects as it sought to diversify from increasingly expensive drilling projects.

The stocks that detracted the most from the Fund’s absolute performance included a short position in Marie Tecnimont. This Italian conglomerate provides services in the chemicals, oil & gas, infrastructure, and civil engineering sectors. During the reporting period, the company secured several significant contracts in the Middle East and North America in each of these business segments. The Fund’s long position in Japanese shipbuilder Namura Shipbuilding fell because of a soft market for new ships. Slack capacity and projected increases in

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

shipping supply for 2014 prompted a sell-off in the stock. A long position in Japanese automobile manufacturer Toyota Motors declined when the company announced a recall of more than six million vehicles to address a range of safety defects. This was the company’s second large recall since late 2012, and the position detracted from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a significant purchase of Swiss food manufacturer Nestle to move from a neutral weight to an overweight position relative to the MSCI EAFE® Index. The purchase followed in-line results for the second half of 2013 and the company’s announcement that it was reducing its ownership stake in French cosmetics company L’Oreal. The announcement prompted positive analyst revisions. The Fund also made a significant purchase of U.K. mining company Rio Tinto, moving from an underweight position to an overweight position relative to the MSCI EAFE® Index. This move followed positive second-half financial results, which improved the company’s valuation metrics and its attractiveness within our investment process.

In December 2013, the Fund sold its long position in Japanese Internet media company Gree. Our stock-selection model viewed the stock as fairly valued following a sustained period of price appreciation. In late February, the Fund again established a small position in the stock based on improvements in long-term trend metrics. The Fund also exited a long position in Australian mining company Fortescue Metals Group after we reduced exposure to global iron ore–related companies because of heightened valuations and lack of analyst support for this market segment.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the MSCI EAFE® Index in the information technology and utilities sectors. Over the same period, the Fund decreased its relative sector weightings in consumer discretionary, materials and financials.

Regionally, the Fund increased its weighting relative to the MSCI EAFE® Index in Europe and decreased its relative weightings in emerging markets and the Pacific Rim. The Fund increased its country weightings relative to the MSCI EAFE® Index in Switzerland, Spain and France and decreased its relative weightings in China, Austria and South Korea.

The Fund is managed and constructed on a bottom-up basis, so all weighting changes reflect our individual stock selection criteria. They are not the result of top-down evaluations of economies, sectors or regions.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the MSCI EAFE® Index in the financials, information technology and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in consumer staples, health care and utilities.

As of April 30, 2014, the Fund held overweight positions relative to the MSCI EAFE® Index in emerging markets and Japan. As of the same date, the Fund held underweight positions relative to the Index in Europe and the Pacific Rim. From a country perspective, the Fund was overweight relative to the MSCI EAFE® Index in Norway, Denmark and Israel and was underweight relative to the Index in the U.K., Australia and Germany as of April 30, 2014.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 123.8%†
Australia 8.0%
Arrium, Ltd. (Metals & Mining)	1,619,539	$1,790,417
Australia & New Zealand Banking Group, Ltd. (Banks)	83,524	2,674,659
BC Iron, Ltd. (Metals & Mining)	164,329	667,132
Bendigo and Adelaide Bank, Ltd. (Banks)	22,874	244,587
BGP Holdings PLC (Diversified Financial Services) (a)(b)(c)	106,339	10
BHP Billiton, Ltd. (Metals & Mining)	78,586	2,755,992
Cabcharge Australia, Ltd. (Commercial Services & Supplies)	82,122	296,011
Challenger, Ltd. (Diversified Financial Services)	269,453	1,764,769
Commonwealth Bank of Australia (Banks)	11,546	846,300
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	9,827	490,699
iiNET, Ltd. (Diversified Telecommunication Services)	128,996	858,035
Leighton Holdings, Ltd. (Construction & Engineering)	54,889	972,925
Macquarie Group, Ltd. (Capital Markets)	51,249	2,747,116
Mount Gibson Iron, Ltd. (Metals & Mining)	2,099,644	1,423,916
Myer Holdings, Ltd. (Multiline Retail)	313,245	646,030
Northern Star Resources, Ltd. (Metals & Mining)	936,190	1,017,573
OZ Minerals, Ltd. (Metals & Mining)	503,099	1,719,955
Pacific Brands, Ltd. (Distributors)	814,758	382,240
QBE Insurance Group, Ltd. (Insurance)	56,467	607,462
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	37,589	286,346
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	794,361	535,022
Slater & Gordon, Ltd. (Diversified Consumer Services)	16,451	71,830
Stockland (Real Estate Investment Trusts)	54,377	196,508
Suncorp-Group, Ltd. (Insurance)	172,889	2,091,193
Westfield Group (Real Estate Investment Trusts)	34,737	353,364
Westpac Banking Corp. (Banks)	55,997	1,826,985
WorleyParsons, Ltd. (Energy Equipment & Services)	76,438	1,193,694

		28,460,770

Austria 0.5%
OMV A.G. (Oil, Gas & Consumable Fuels) (d)	35,002	1,637,200
Raiffeisen Bank International A.G. (Banks)	6,805	214,781
Voestalpine A.G. (Metals & Mining) (d)	1,466	66,914

		1,918,895

	Shares	Value

Belgium 1.7%
Ageas (Insurance)	5,791	$248,938
AGFA-Gevaert N.V. (Health Care Technology) (c)	23,869	91,396
Anheuser-Busch InBev N.V. (Beverages) (d)	31,224	3,397,911
Delhaize Group S.A. (Food & Staples Retailing) (d)	14,537	1,079,789
Euronav N.V. (Oil, Gas & Consumable Fuels) (c)	21,979	265,590
Exmar N.V. (Oil, Gas & Consumable Fuels)	10,006	166,929
KBC Groep N.V. (Banks)	16,101	980,849

		6,231,402

China 4.7%
Anhui Conch Cement Co., Ltd. Class H (Construction Materials)	61,000	225,811
Anta Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	434,000	632,559
Bank of China, Ltd. Class H (Banks)	727,000	320,696
Bank of Communications Co., Ltd. Class H (Banks)	247,000	153,560
BBMG Corp. Class H (Construction Materials)	305,500	213,966
BOC Hong Kong Holdings, Ltd. (Banks)	142,000	419,427
Boer Power Holdings, Ltd. (Electrical Equipment)	86,000	112,700
BYD Electronic International Co., Ltd. (Communications Equipment) (c)	1,025,000	630,631
Changshouhua Food Co., Ltd. (Food Products)	62,000	63,016
China BlueChemical, Ltd. (Chemicals)	1,042,000	559,106
China CITIC Bank Corp., Ltd. Class H (Banks)	616,000	367,076
China Hongqiao Group, Ltd. (Metals & Mining)	1,000,500	685,243
China Machinery Engineering Corp. (Construction & Engineering)	219,000	144,626
China Merchants Bank Co., Ltd. Class H (Banks) (d)	385,500	686,177
China Oilfield Services, Ltd. (Energy Equipment & Services)	164,000	390,066
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	564,000	462,668
China Railway Group, Ltd. Class H (Construction & Engineering)	268,000	119,258
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	84,000	211,274
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	21,000	56,746
China Singyes Solar Technologies Holdings, Ltd. (Construction & Engineering)	104,000	152,118
China Travel International Investment, Ltd (Hotels, Restaurants & Leisure)	386,000	77,668

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	301,000	$130,837
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	310,000	510,206
Coolpad Group, Ltd. (Technology Hardware, Storage & Peripherals)	1,288,000	556,537
Dongyue Group (Chemicals)	1,550,000	619,764
GOME Electrical Appliances Holding, Ltd. (Specialty Retail)	4,006,000	749,224
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	528,000	515,541
Jiangsu Expressway Co., Ltd. (Transportation Infrastructure)	362,000	406,220
Labixiaoxin Snacks Group, Ltd. (Food Products) (a)(b)	124,000	47,982
Lonking Holdings, Ltd. (Machinery) (c)	543,000	100,154
Man Wah Holdings, Ltd. (Household Durables)	586,000	959,918
Nam Tai Property, Inc. (Electronic Equipment, Instruments & Components)	14,600	100,886
Pacific Online, Ltd. (Internet Software & Services)	205,000	111,054
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	562,000	614,703
SinoMedia Holding, Ltd. (Media)	377,000	330,175
Sinotrans, Ltd. Class H (Air Freight & Logistics)	1,295,000	711,561
TCL Communication Technology Holdings, Ltd. (Communications Equipment)	561,000	598,413
Tencent Holdings, Ltd. (Internet Software & Services)	1,800	112,231
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	143,000	105,503
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	618,000	345,151
Xingda International Holdings, Ltd. (Auto Components)	361,000	158,314
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	2,414,000	2,118,051
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	208,000	180,019

		16,766,836

Denmark 2.8%
A.P. Moeller-Maersk A/S (Marine)	220	524,238
A.P. Moeller-Maersk A/S Class A (Marine)	240	544,238
Danske Bank A/S (Banks) (d)	82,788	2,338,992
NKT Holding A/S (Machinery)	21,405	1,348,754
Novo Nordisk A/S (Pharmaceuticals)	19,163	864,472
Pandora A/S (Textiles, Apparel & Luxury Goods) (d)	29,288	1,970,135

	Shares	Value

Denmark (continued)
Royal Unibrew (Beverages) (c)	1,929	$300,106
Schouw & Co. (Food Products)	2,263	126,190
Vestas Wind Systems A/S (Electrical Equipment) (c)(d)	47,035	2,087,724

		10,104,849

Egypt 0.5%
Centamin PLC (Metals & Mining) (c)	284,910	311,475
Commercial International Bank Egypt S.A.E. (Banks)	105,178	559,394
Orascom Telecom Media And Technology Holding S.A.E (Wireless Telecommunication Services)	4,192,378	759,798
Telecom Egypt Co. (Diversified Telecommunication Services)	21,336	45,305

		1,675,972

Faroe Islands 0.1%
Bakkafrost P/F (Food Products)	23,876	373,546

Finland 1.9%
Elektrobit Oyj (Software)	18,320	66,845
Neste Oil Oyj (Oil, Gas & Consumable Fuels) (d)	107,380	2,204,809
Orion OYJ (Pharmaceuticals)	40,887	1,246,238
Stora Enso Oyj (Paper & Forest Products)	139,392	1,420,416
UPM-Kymmene Oyj (Paper & Forest Products) (d)	104,697	1,830,166

		6,768,474

France 11.8%
AXA S.A. (Insurance) (d)	94,926	2,472,583
BNP Paribas S.A. (Banks) (d)	44,222	3,319,722
Bouygues S.A. (Construction & Engineering) (d)	47,304	2,127,305
Cap Gemini S.A. (IT Services)	18,524	1,308,349
Christian Dior S.A. (Textiles, Apparel & Luxury Goods)	8,934	1,836,257
Cie de St-Gobain (Building Products)	12,966	791,848
CNP Assurances (Insurance)	41,280	951,251
Credit Agricole S.A. (Banks) (c)	168,771	2,658,709
Electricite de France (Electric Utilities)	27,183	1,042,557
GDF Suez (Multi-Utilities) (d)	74,697	1,883,490
Metropole Television S.A. (Media)	4,132	88,510
Natixis (Banks)	326,342	2,316,724
Norbert Dentressangle S.A. (Air Freight & Logistics)	448	76,821
Orange S.A. (Diversified Telecommunication Services) (d)	204,227	3,307,927
Renault S.A. (Automobiles) (d)	9,667	940,817
Sanofi (Pharmaceuticals) (d)	28,214	3,053,911
Societe Generale S.A. (Banks) (d)	49,983	3,106,606

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
France (continued)
Solocal Group (Media) (c)	114,270	$261,579
Technicolor S.A. (Media) (c)	22,764	169,846
Thales S.A. (Aerospace & Defense) (d)	12,507	795,570
♦Total S.A. (Oil, Gas & Consumable Fuels) (d)	77,549	5,538,607
Valeo S.A. (Auto Components) (d)	18,137	2,484,531
Vinci S.A. (Construction & Engineering)	15,289	1,152,616

		41,686,136

Georgia 0.1%
Bank of Georgia Holdings PLC (Banks)	9,404	413,297

Germany 10.0%
Aareal Bank A.G. (Thrifts & Mortgage Finance) (c)	44,684	2,025,599
♦Allianz S.E. Registered (Insurance) (d)	22,555	3,906,764
BASF S.E. (Chemicals) (d)	32,368	3,746,484
Bayer A.G. (Pharmaceuticals) (d)	23,723	3,291,209
Bayerische Motoren Werke A.G. (Automobiles)	1,004	125,612
Cewe Stiftung & Co. KGAA (Commercial Services & Supplies)	1,523	119,972
Daimler A.G. (Registered Shares) (Automobiles) (d)	14,167	1,311,550
Deutsche Lufthansa A.G. (Airlines) (d)	92,701	2,325,245
Deutsche Post A.G. Registered (Air Freight & Logistics) (d)	33,828	1,273,480
Deutz A.G. (Machinery) (c)	36,657	305,696
E.ON S.E. (Multi-Utilities)	61,167	1,169,795
Hannover Rueck S.E. (Insurance)	1,301	121,130
Henkel A.G. & Co. KGaA (Household Products)	6,714	689,099
Hochtief A.G. (Construction & Engineering)	6,683	621,108
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment)	110,127	1,280,182
K+S A.G. (Chemicals)	29,756	1,040,512
Manz A.G. (Semiconductors & Semiconductor Equipment) (c)	841	75,384
Metro A.G. (Food & Staples Retailing) (c)	19,506	779,375
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance) (d)	3,415	788,606
Nordex S.E. (Electrical Equipment) (c)	43,900	699,490
Osram Licht A.G. (Electrical Equipment) (c)	7,440	389,445
ProSiebenSat.1 Media A.G. (Media) (d)	39,760	1,738,399
♦Siemens A.G. (Industrial Conglomerates) (d)	36,937	4,868,230
Sixt S.E. (Road & Rail)	10,263	414,692
Suedzucker A.G. (Food Products)	5,334	113,666
United Internet A.G. (Internet Software & Services) (d)	50,283	2,158,377

		35,379,101

	Shares	Value

Greece 0.1%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	10,986	$138,392
OPAP S.A. (Hotels, Restaurants & Leisure)	23,864	380,739

		519,131

Hong Kong 2.9%
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (a)(b)(c)	38,000	2,877
China Fiber Optic Network System Group, Ltd. (Communications Equipment)	1,110,000	259,140
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (c)	649,000	452,034
China Resources Cement Holdings, Ltd. (Construction Materials)	864,000	597,326
Dah Sing Financial Holdings, Ltd. (Banks)	48,800	216,212
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	92,000	69,182
Emperor Entertainment Hotel, Ltd. (Hotels, Restaurants & Leisure)	280,000	121,709
First Pacific Co., Ltd. (Diversified Financial Services)	488,000	540,687
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (c)	945,000	282,783
HKT Trust / HKT, Ltd. (Diversified Telecommunication Services)	890,000	937,875
Hopewell Holdings, Ltd. (Industrial Conglomerates) (d)	310,500	1,067,313
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	250,000	184,768
NetDragon Websoft, Inc. (Software)	105,000	178,771
NewOcean Energy Holdings, Ltd. (Oil, Gas & Consumable Fuels)	788,000	520,390
NWS Holdings, Ltd. (Industrial Conglomerates)	99,000	168,555
Sands China, Ltd. (Hotels, Restaurants & Leisure) (d)	208,800	1,524,333
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	390,000	191,153
Truly International Holdings (Electronic Equipment, Instruments & Components)	2,692,000	1,815,975
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	336,000	239,228
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	35,000	245,584
Wheelock & Co, Ltd. (Real Estate Management & Development)	68,000	280,667
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	96,500	297,480

		10,194,042

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
India 0.1%
Oriental Bank of Commerce (Banks)	83,575	$343,085
Union Bank of India (Banks)	56,288	141,291

		484,376

Indonesia 0.4%
Astra Agro Lestari Tbk PT (Food Products)	119,300	303,371
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	1,547,500	129,165
Bank Tabungan Negara Persero Tbk PT (Banks)	2,419,000	241,659
Bw Plantation Tbk Pt (Food Products)	591,900	71,930
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	3,240,000	686,589

		1,432,714

Ireland 1.1%
Greencore Group PLC (Food Products)	110,667	487,866
Shire PLC (Pharmaceuticals)	62,402	3,559,043

		4,046,909

Israel 1.8%
Bezeq-The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	1,120,348	2,029,933
Delek Group, Ltd. (Oil, Gas & Consumable Fuels)	2,548	1,031,570
Mazor Robotics, Ltd. (Health Care Equipment & Supplies) (c)	6,242	57,018
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	65,317	3,255,940

		6,374,461

Italy 4.9%
Assicurazioni Generali S.p.A. (Insurance)	76,492	1,786,019
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure)	7,051	119,441
Banca IFIS S.p.A. (Diversified Financial Services)	42,737	921,384
Brembo S.p.A. (Auto Components)	17,584	650,131
Cairo Communication S.p.A. (Media)	31,013	268,912
Cementir Holding S.p.A. (Construction Materials)	28,802	274,115
Credito Emiliano S.p.A. (Banks)	67,702	693,176
Danieli & C Officine Meccaniche S.p.A. (Machinery)	3,065	109,878
Enel S.p.A. (Electric Utilities)	582,652	3,293,185
ENI S.p.A. (Oil, Gas & Consumable Fuels) (d)	84,163	2,184,645
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	35,182	384,621
Fiat Industrial S.p.A. (Automobiles) (c)	220,407	2,654,183
FNM S.p.A. (Road & Rail)	145,864	133,358

	Shares	Value

Italy (continued)
Industria Macchine Automatiche S.p.A. (Machinery)	6,304	$309,603
Iren S.p.A. (Multi-Utilities)	190,234	322,775
Recordati S.p.A. (Pharmaceuticals)	33,819	591,176
Reply S.p.A. (IT Services)	2,273	204,974
Salini Impregilo S.p.A. (Construction & Engineering)	108,181	690,390
Societa Cattolica di Assicurazioni SCRL (Insurance)	1,762	43,512
Telecom Italia S.p.A. (Diversified Telecommunication Services)	793,012	787,182
Unipol Gruppo Finanziario S.p.A. (Insurance)	127,922	923,744

		17,346,404

Japan 26.8%
Aichi Steel Corp. (Metals & Mining)	17,000	62,523
Alfresa Holdings Corp. (Health Care Providers & Services)	8,300	516,340
Alpine Electronics, Inc. (Household Durables)	74,200	886,176
Amada Co., Ltd. (Machinery)	125,000	903,556
AOYAMA TRADING Co., Ltd. (Specialty Retail) (d)	25,900	642,212
Calsonic Kansei Corp. (Auto Components)	428,000	2,105,776
Chubu Electric Power Co., Inc. (Electric Utilities) (c)	25,700	292,357
Coca-Cola West Co., Ltd. (Beverages)	21,600	375,652
Cosmo Oil Co., Ltd. (Oil, Gas & Consumable Fuels)	499,000	932,254
Daiichi Sankyo Co, Ltd. (Pharmaceuticals)	8,400	140,746
Dainippon Sumitomo Pharma Co., Ltd. (Pharmaceuticals)	64,900	984,593
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	10,000	168,533
Daiwa Securities Group, Inc. (Capital Markets) (d)	158,000	1,182,276
Dena Co., Ltd. (Internet Software & Services)	134,800	2,267,873
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	249,000	661,606
EDION Corp. (Specialty Retail) (d)	182,000	1,059,226
Fields Corp. (Leisure Products)	4,900	65,662
Fuji Heavy Industries, Ltd. (Automobiles) (d)	85,800	2,253,367
Fuji Machine Manufacturing Co., Ltd. (Machinery)	21,800	192,551
FUJIFILM Holdings Corp. (Electronic Equipment, Instruments & Components) (d)	65,500	1,691,397
Fujikura, Ltd. (Electrical Equipment)	290,000	1,248,105
Fujitsu, Ltd. (IT Services)	157,000	921,407
Futaba Corp. (Electrical Equipment)	31,600	495,783
G-Tekt Corp. (Auto Components)	14,200	159,174
Gree, Inc. (Internet Software & Services)	106,700	1,039,499
GungHo Online Entertainment, Inc. (Software)	40,000	228,102

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
H2O Retailing Corp. (Multiline Retail)	100,000	$754,145
Hanwa Co., Ltd. (Trading Companies & Distributors)	43,000	167,819
Honda Motor Co., Ltd. (Automobiles)	26,600	879,425
Hulic Co., Ltd. (Real Estate Management & Development)	9,100	109,394
Inabata & Co., Ltd. (Trading Companies & Distributors)	60,600	569,635
INPEX Corp. (Oil, Gas & Consumable Fuels) (d)	144,300	2,100,244
Jaccs Co., Ltd. (Consumer Finance) (d)	245,000	1,085,587
Japan Airlines Co., Ltd. (Airlines)	32,400	1,676,490
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels)	1,400	52,037
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	215,500	1,184,633
JTEKT Corp. (Machinery) (d)	140,200	2,043,312
Kamei Corp. (Trading Companies & Distributors)	18,700	137,550
Kawasaki Kisen Kaisha, Ltd. (Marine)	661,000	1,325,427
KDDI Corp. (Wireless Telecommunication Services) (d)	38,100	2,028,075
Kinden Corp. (Construction & Engineering)	106,000	974,617
Kureha Corp. (Chemicals)	204,000	963,780
Kuroda Electric Co., Ltd. (Trading Companies & Distributors)	17,300	277,687
Kyokuto Securities Co., Ltd. (Capital Markets)	12,800	200,323
Kyudenko Corp. (Construction & Engineering)	48,000	413,635
Medipal Holdings Corp. (Health Care Providers & Services)	46,100	647,524
Mitsuba Corp. (Auto Components)	12,200	179,715
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	41,000	927,999
Mitsubishi Materials Corp. (Metals & Mining)	20,000	57,906
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining)	159,000	317,269
Mitsubishi UFJ Financial Group, Inc. (Banks) (d)	670,800	3,556,254
Mitsui Engineering & Shipbuilding Co., Ltd. (Machinery)	256,000	495,799
Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	42,000	1,241,082
Mitsui Mining & Smelting Co., Ltd. (Metals & Mining)	805,000	1,992,126
Monex Group, Inc. (Capital Markets)	522,000	1,746,212
Namura Shipbuilding Co., Ltd. (Machinery)	110,500	830,088
NEC Capital Solutions, Ltd. (Trading Companies & Distributors)	43,600	753,143
NEC Corp. (Technology Hardware, Storage & Peripherals)	833,000	2,338,446
Nichiha Corp. (Building Products)	23,500	270,318

	Shares	Value

Japan (continued)
Nippon Konpo Unyu Soko Co., Ltd. (Road & Rail)	18,300	$308,774
Nippon Paper Industries Co., Ltd. (Paper & Forest Products)	104,300	1,903,691
Nippon Road Co., Ltd. (The) (Construction & Engineering)	35,000	178,021
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (d)	53,300	2,951,350
Nippon Yusen KK (Marine)	421,000	1,140,676
Nishi-Nippon City Bank, Ltd. (The) (Banks)	153,000	347,200
Nishimatsu Construction Co., Ltd. (Construction & Engineering)	132,000	473,849
Nisshin Steel Holdings Co., Ltd. (Metals & Mining)	22,200	227,570
NKSJ Holdings, Inc. (Insurance)	53,100	1,323,929
Nomura Co., Ltd. (Professional Services)	33,300	236,147
Nomura Holdings, Inc. (Capital Markets) (d)	243,300	1,399,329
Panasonic Corp. (Household Durables)	93,400	1,022,298
Piolax, Inc. (Auto Components)	4,500	156,038
Raito Kogyo Co., Ltd. (Construction & Engineering)	48,800	420,052
Rohm Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,000	47,684
Round One Corp. (Hotels, Restaurants & Leisure) (d)	246,000	1,763,760
Ryobi, Ltd. (Machinery)	250,000	738,495
Sankyo Tateyama, Inc. (Building Products)	14,900	294,400
Sanyo Special Steel Co., Ltd. (Metals & Mining)	171,000	665,702
SBI Holdings, Inc. (Capital Markets) (d)	24,900	283,743
Seino Holdings Co., Ltd (Road & Rail)	55,000	542,280
Sojitz Corp. (Trading Companies & Distributors)	1,062,100	1,672,598
Sumitomo Densetsu Co., Ltd. (Construction & Engineering)	5,500	67,624
Sumitomo Electric Industries, Ltd. (Electrical Equipment)	108,900	1,502,987
Sumitomo Mitsui Financial Group, Inc. (Banks) (d)	64,676	2,551,360
Sumitomo Realty & Development Co., Ltd. (Real Estate Management & Development)	13,000	503,546
T&D Holdings, Inc. (Insurance)	49,400	589,021
Takuma Co., Ltd. (Machinery)	29,000	234,303
TDK Corp. (Electronic Equipment, Instruments & Components)	27,900	1,189,847
Teikoku Sen-I Co., Ltd. (Machinery)	9,100	130,045
Toho Zinc Co., Ltd. (Metals & Mining)	185,000	588,106
Tokai Carbon Co., Ltd. (Chemicals)	71,000	227,789
Tokai Tokyo Financial Holdings, Inc. (Capital Markets)	195,300	1,310,469

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Japan (continued)
Tokuyama Corp. (Chemicals)	183,000	$529,838
Tokyu Fudosan Holdings Corp. (Real Estate Management & Development) (c)	19,300	140,075
Toshiba Machine Co., Ltd. (Machinery)	24,000	107,517
Towa Pharmaceutical Co., Ltd. (Pharmaceuticals)	16,700	713,019
Toyo Kohan Co., Ltd. (Metals & Mining)	25,000	121,045
Toyo Tanso Co., Ltd. (Electrical Equipment)	14,500	347,909
Toyo Tire & Rubber Co., Ltd. (Auto Components)	276,000	2,054,443
♦Toyota Motor Corp. (Automobiles)	89,800	4,845,080
TSI Holdings Co., Ltd. (Textiles, Apparel & Luxury Goods)	22,800	153,658
Ulvac, Inc. (Semiconductors & Semiconductor Equipment) (c)	12,900	244,284
Universal Entertainment Corp. (Leisure Products)	41,800	742,084
Yamada Denki Co., Ltd. (Specialty Retail) (d)	743,900	2,743,193
Yokohama Rubber Co., Ltd. (The) (Auto Components)	165,000	1,473,517

		94,982,787

Jersey 0.2%
Kentz Corp., Ltd. (Construction & Engineering)	46,762	570,040

Macau 0.1%
MGM China Holdings, Ltd. (Hotels, Restaurants & Leisure)	55,200	191,880

Malaysia 0.1%
Puncak Niaga Holdings BHD (Water Utilities)	259,400	231,955

Netherlands 4.3%
Aegon N.V. (Insurance)	285,418	2,587,693
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	8,047	137,317
BinckBank N.V. (Capital Markets)	16,063	181,444
ING Groep N.V. (Diversified Financial Services) (c)(d)	187,466	2,661,927
Koninklijke Ahold N.V. (Food & Staples Retailing) (d)	108,405	2,091,251
Koninklijke Boskalis Westminster N.V. (Construction & Engineering)	1,224	69,334
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (d)	108,549	4,301,442
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (d)	68,182	2,900,985
Unilever N.V., CVA (Food Products)	4,549	194,917

		15,126,310

	Shares	Value

New Zealand 0.9%
Air New Zealand, Ltd. (Airlines)	316,056	$572,324
Chorus, Ltd. (Diversified Telecommunication Services)	129,255	197,278
Sky Network Television, Ltd. (Media)	73,361	423,204
Telecom Corp. of New Zealand, Ltd. (Diversified Telecommunication Services)	854,533	2,041,113

		3,233,919

Norway 3.4%
Austevoll Seafood ASA (Food Products)	33,767	218,134
Cermaq ASA (Food Products)	6,262	74,005
DnB ASA (Banks) (d)	140,068	2,476,515
Golden Ocean Group, Ltd. (Marine)	554,286	980,022
Leroy Seafood Group ASA (Food Products)	2,612	92,277
Marine Harvest ASA (Food Products)	158,769	1,944,448
Salmar ASA (Food Products) (c)	73,765	1,067,205
SpareBank 1 SMN (Banks)	45,016	399,474
Statoil ASA (Oil, Gas & Consumable Fuels) (d)	111,565	3,385,819
Stolt-nielsen, Ltd. (Marine)	4,638	125,229
Yara International ASA (Chemicals) (d)	28,229	1,332,547

		12,095,675

Republic of Korea 0.4%
Hancom, Inc. (Software)	18,687	443,981
Hanil Cement Co., Ltd. (Construction Materials)	1,053	121,269
Hanil E-Wha Co., Ltd. (Auto Components)	13,120	267,911
Hansol Paper Co. (Paper & Forest Products)	7,850	86,226
NAVER Corp. (Internet Software & Services)	89	63,565
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment) (c)	1,950	75,769
SL Corp. (Auto Components)	12,900	222,220
Sungwoo Hitech Co., Ltd. (Auto Components)	4,089	65,888

		1,346,829

Singapore 0.6%
UOL Group, Ltd. (Real Estate Management & Development)	12,000	61,450
Wilmar International, Ltd. (Food Products) (d)	741,000	2,009,572

		2,071,022

South Africa 0.1%
Naspers, Ltd. (Media)	696	65,627
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (c)	106,514	380,679

		446,306

Spain 2.7%
Banco Santander S.A. (Banks)	98,464	979,041
Gamesa Corp. Tecnologica S.A. (Electrical Equipment) (c)	179,017	1,776,016
Grifols S.A. (Biotechnology)	22,849	1,220,432
Mapfre S.A. (Insurance)	151,426	637,595

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Spain (continued)
Red Electrica Corp. S.A. (Electric Utilities)	27,503	$2,261,904
Repsol, S.A. (Oil, Gas & Consumable Fuels) (d)	76,840	2,068,116
Telefonica S.A. (Diversified Telecommunication Services)	48,159	806,437

		9,749,541

Sweden 3.2%
Arcam AB (Machinery) (c)	43,586	1,129,501
Bilia AB (Specialty Retail)	13,880	460,020
Clas Ohlson AB (Specialty Retail)	5,733	126,524
Intrum Justitia AB (Commercial Services & Supplies)	24,596	711,530
Nordea Bank AB (Banks) (d)	93,321	1,348,391
SAS AB (Airlines) (c)	366,517	783,517
Skandinaviska Enskilda Banken AB Class A (Banks) (d)	191,690	2,640,005
Svenska Cellulosa AB Class B (Household Products) (d)	62,028	1,737,150
Swedbank AB Class A (Banks) (d)	70,604	1,875,259
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	27,475	331,701
Tethys Oil AB (Oil, Gas & Consumable Fuels) (c)	5,870	67,934

		11,211,532

Switzerland 8.4%
Actelion, Ltd. Registered (Biotechnology) (c)(d)	26,509	2,603,912
Adecco S.A. (Professional Services) (c)	11,443	956,292
Aryzta A.G. (Food Products) (c)	14,310	1,321,086
Autoneum Holding A.G. (Auto Components) (c)	3,370	712,598
Credit Suisse Group A.G. Registered (Capital Markets) (c)	30,553	968,906
Forbo Holding A.G. Registered (Household Durables) (c)	311	321,743
Georg Fischer A.G. Registered (Machinery) (c)	898	711,176
Komax Holding A.G. (Machinery) (c)	934	144,541
Logitech International S.A. (Technology Hardware, Storage & Peripherals) (d)	129,711	1,753,847
Lonza Group A.G. (Life Sciences Tools & Services) (c)	12,313	1,286,422
♦Nestle S.A. Registered (Food Products) (d)	103,637	8,001,516
Novartis A.G. (Pharmaceuticals) (d)	32,937	2,855,463
Roche Holding A.G., (Genusscheine) (Pharmaceuticals) (d)	11,376	3,334,857
Swiss Life Holding A.G. Registered (Insurance) (c)(d)	10,240	2,515,496
U-Blox A.G. (Semiconductors & Semiconductor Equipment) (c)	781	95,396
UBS A.G. Registered (Capital Markets) (c)(d)	104,804	2,191,107

		29,774,358

	Shares	Value

Taiwan 0.6%
Inventec Corp. (Technology Hardware, Storage & Peripherals)	533,000	$490,675
Jinli Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	177,000	471,836
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	320,000	243,725
Micro-Star International Co., Ltd. (Banks)	362,000	395,589
Namchow Chemical Industrial Co., Ltd. (Food Products)	213,000	409,805
Systex Corp. (IT Services) (c)	120,000	236,837

		2,248,467

Thailand 0.3%
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	114,100	200,980
PTT Global Chemical PCL (Chemicals)	220,400	475,059
Thanachart Capital PCL (Banks)	239,700	257,403

		933,442

Turkey 0.2%
TAV Havalimanlari Holding AS (Transportation Infrastructure)	86,942	695,849

United Kingdom 18.0%
3i Group PLC (Capital Markets)	84,063	539,057
African Barrick Gold PLC (Metals & Mining)	62,150	260,551
Antofagasta PLC (Metals & Mining)	65,946	876,271
♦AstraZeneca PLC (Pharmaceuticals) (d)	48,517	3,820,565
Awilco Drilling PLC (Energy Equipment & Services)	8,232	184,186
BAE Systems PLC (Aerospace & Defense)	294,604	1,989,637
Barratt Developments PLC (Household Durables)	273,163	1,704,164
Bellway PLC (Household Durables)	73,346	1,782,019
Berkeley Group Holdings PLC (Household Durables)	28,063	1,086,933
BHP Billiton PLC (Metals & Mining) (d)	52,318	1,695,123
♦BP PLC (Oil, Gas & Consumable Fuels)	466,140	3,928,856
British American Tobacco PLC (Tobacco) (d)	47,840	2,760,014
British Sky Broadcasting Group PLC (Media)	160,934	2,391,143
Britvic PLC (Beverages)	41,223	504,258
BT Group PLC (Diversified Telecommunication Services)	75,311	468,566
Cineworld Group PLC (Media)	41,346	225,307
CNH Industrial N.V. (Machinery)	173,685	2,024,079
easyJet PLC (Airlines)	46,343	1,280,879
Galliford Try PLC (Construction & Engineering)	11,023	221,101
GlaxoSmithKline PLC (Pharmaceuticals) (d)	128,057	3,528,569
Go-Ahead Group PLC (Road & Rail)	5,683	189,313
Halfords Group PLC (Specialty Retail)	101,026	755,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Home Retail Group PLC (Internet & Catalog Retail)	550,095	$1,894,711
♦HSBC Holdings PLC (Banks) (d)	422,309	4,307,391
Imperial Tobacco Group PLC (Tobacco)	82,306	3,553,345
Interserve PLC (Construction & Engineering)	20,726	231,309
ITV PLC (Media)	584,627	1,796,493
J Sainsbury PLC (Food & Staples Retailing)	261,685	1,483,219
Keller Group PLC (Construction & Engineering)	45,435	764,823
Legal & General Group PLC (Insurance)	92,725	331,587
Micro Focus International PLC (Software)	20,162	263,822
Next PLC (Multiline Retail) (d)	16,393	1,804,601
Northgate PLC (Road & Rail)	13,948	122,106
Pace PLC (Communications Equipment)	263,745	1,624,034
Persimmon PLC (Household Durables) (c)(d)	111,659	2,473,448
Phoenix Group Holdings (Insurance)	140,176	1,616,477
Rio Tinto PLC (Metals & Mining) (d)	67,879	3,695,498
Soco International PLC (Oil, Gas & Consumable Fuels) (c)	51,234	373,781
Trinity Mirror PLC (Media) (c)	33,473	97,772
TUI Travel PLC (Hotels, Restaurants & Leisure)	330,245	2,385,350
Unilever PLC (Food Products)	2,698	120,442
Vodafone Group PLC (Wireless Telecommunication Services)	654,823	2,475,997
WH Smith PLC (Specialty Retail)	7,857	145,127

		63,777,047

United States 0.1%
China Yuchai International, Ltd. (Machinery)	10,300	207,442

Total Common Stocks (Cost $402,037,882)		439,071,716

Exchange-Traded Fund 3.0% (e)
United States 3.0%
♦iShares MSCI EAFE Index Fund (Capital Markets)	154,369	10,546,490

Total Exchange-Traded Fund (Cost $10,389,157)		10,546,490

Preferred Stock 0.1%
Germany 0.1%
Henkel A.G. & Co. KGaA 1.55% (Household Products)	2,350	261,702

Total Preferred Stock (Cost $259,133)		261,702

	Number of Warrants	Value

Warrants 0.0%‡
Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/5/14 (Media) (c)	85,100	$1,181

Total Warrants (Cost $0)		1,181

	Principal Amount
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $2,321,974 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $2,555,000 and a Market Value of $2,370,348) (Capital Markets)	$2,321,974	2,321,974

Total Short-Term Investment (Cost $2,321,974)		2,321,974

Total Investments, Before Investments Sold Short (Cost $415,008,146) (h)	127.5%	452,203,063

	Shares
Investments Sold Short (30.1%) Common Stocks Sold Short (30.1%)
Australia (2.9%)
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	(55,648)	(214,542)
Aquila Resources, Ltd. (Metals & Mining) (c)	(28,580)	(66,377)
ARB Corp., Ltd. (Auto Components)	(6,229)	(70,598)
Beadell Resources, Ltd. (Metals & Mining) (c)	(2,661,679)	(1,631,982)
Billabong International, Ltd. (Textiles, Apparel & Luxury Goods) (c)	(154,293)	(68,086)
Bradken, Ltd. (Machinery)	(26,498)	(104,128)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(345,669)	(375,718)
CuDeco, Ltd. (Metals & Mining) (c)	(224,896)	(391,741)
Donaco International, Ltd. (Hotels, Restaurants & Leisure) (c)	(98,448)	(108,835)
Energy World Corp., Ltd. (Independent Power & Renewable Electricity Producers) (c)	(392,946)	(104,038)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Australia (continued)
Iproperty Group, Ltd. (Internet Software & Services) (c)	(99,138)	$(239,458)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (c)	(120,394)	(275,141)
Linc Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(492,902)	(463,926)
Lynas Corp., Ltd. (Metals & Mining) (b)(c)	(2,494,627)	(382,389)
Macquarie Atlas Roads Group (Transportation Infrastructure)	(101,538)	(293,363)
McMillan Shakespeare, Ltd. (Professional Services)	(61,319)	(553,134)
Medusa Mining, Ltd. (Metals & Mining) (c)	(212,460)	(355,276)
Mermaid Marine Australia, Ltd. (Marine)	(60,528)	(120,333)
Mesoblast, Ltd. (Biotechnology) (c)	(31,874)	(137,987)
MMG, Ltd. (Metals & Mining) (c)	(1,024,000)	(237,742)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(2,680,679)	(1,083,303)
PanAust, Ltd. (Metals & Mining)	(816)	(1,217)
Papillon Resources, Ltd. (Metals & Mining) (c)	(133,927)	(161,744)
Sandfire Resources NL (Metals & Mining) (c)	(17,654)	(93,155)
Senex Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(614,331)	(379,525)
Sirius Resources NL (Metals & Mining) (c)	(373,529)	(933,453)
Syrah Resources, Ltd. (Metals & Mining) (c)	(40,546)	(145,395)
Virgin Australia Holdings, Ltd. (Airlines) (c)	(1,605,329)	(551,800)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(b)	(444,108)	(4,126)
Western Areas, Ltd. (Metals & Mining)	(72,934)	(279,831)
Whitehaven Coal, Ltd. (Oil, Gas & Consumable Fuels) (c)	(144,154)	(195,522)
Wotif.com Holdings, Ltd. (Internet & Catalog Retail)	(45,444)	(112,721)

		(10,136,586)

Austria (0.4%)
Cat Oil A.G. (Energy Equipment & Services)	(27,337)	(572,682)
Lenzing A.G. (Chemicals)	(4,153)	(265,036)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(5,204)	(661,114)

		(1,498,832)

Belgium (0.3%)
KBC Ancora (Diversified Financial Services) (c)	(10,178)	(373,062)
Tessenderlo Chemie N.V. (Chemicals)	(11,356)	(347,628)
ThromboGenics N.V. (Biotechnology) (c)	(12,565)	(399,717)

		(1,120,407)

China (4.8%)
Anton Oilfield Services Group (Energy Equipment & Services)	(1,016,000)	(672,271)
AviChina Industry & Technology Co., Ltd. (Aerospace & Defense)	(1,188,000)	(634,381)

	Shares	Value

China (continued)
Baoxin Auto Group, Ltd. (Specialty Retail)	(102,000)	$(76,964)
Beijing Jingneng Clean Energy Co., Ltd. (Independent Power & Renewable Electricity Producers)	(732,000)	(315,348)
Bloomage Biotechnology Corp., Ltd. (Chemicals)	(30,000)	(80,679)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)(c)	(86,000)	(9,318)
China Communications Services Corp., Ltd. (Diversified Telecommunication Services)	(1,468,000)	(742,241)
China Datang Corp. Renewable Power Co., Ltd. (Independent Power & Renewable Electricity Producers)	(1,379,000)	(181,425)
China Eastern Airlines Corp., Ltd. (Airlines) (c)	(1,520,000)	(468,570)
China Foods, Ltd. (Food Products) (c)	(1,494,000)	(504,876)
China ITS Holdings Co., Ltd. (IT Services)	(581,000)	(109,411)
China Oil & Gas Group, Ltd. (Gas Utilities)	(660,000)	(108,965)
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery) (c)	(3,047,500)	(522,791)
China Shipping Container Lines Co., Ltd. (Marine) (c)	(2,541,000)	(596,498)
China Zhengtong Auto Services Holdings, Ltd. (Specialty Retail) (c)	(306,000)	(166,164)
ChinaSoft International, Ltd. (IT Services) (c)	(1,484,000)	(426,847)
Daphne International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(1,550,000)	(621,763)
First Tractor Co., Ltd. Class H (Machinery)	(352,000)	(205,671)
Goodbaby International Holdings, Ltd. (Leisure Products)	(1,247,000)	(681,970)
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (Pharmaceuticals)	(86,000)	(257,347)
Guotai Junan International Holdings, Ltd. (Capital Markets)	(116,000)	(59,848)
Hilong Holding, Ltd. (Energy Equipment & Services)	(117,000)	(60,817)
Honghua Group, Ltd. (Energy Equipment & Services)	(981,000)	(230,289)
Huadian Fuxin Energy Corp., Ltd. (Independent Power & Renewable Electricity Producers)	(938,000)	(437,970)
Huaneng Renewables Corp., Ltd. (Independent Power & Renewable Electricity Producers)	(1,942,000)	(601,165)
Hunan Nonferrous Metal Corp., Ltd. Class H (Metals & Mining) (c)	(1,094,000)	(317,492)
Intime Retail Group Co., Ltd. (Multiline Retail)	(599,500)	(588,446)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (c)	(1,061,500)	(740,714)
Lianhua Supermarket Holdings Co., Ltd. Class H (Food & Staples Retailing)	(307,000)	(170,271)
Midas Holdings, Ltd. (Metals & Mining)	(187,000)	(70,105)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
China (continued)
NVC Lighting Holdings, Ltd. (Household Products)	(1,638,000)	$(407,760)
Parkson Retail Group, Ltd. (Multiline Retail)	(1,903,000)	(557,183)
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	(596,000)	(599,617)
Sinopec Kantons Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(632,000)	(588,555)
Sinopec Shanghai Petrochemical Co., Ltd. (Chemicals)	(912,000)	(221,149)
Sinovac Biotech, Ltd. (Biotechnology) (c)	(9,200)	(54,648)
SPT Energy Group, Inc. (Energy Equipment & Services)	(920,000)	(501,951)
Sun Art Retail Group, Ltd. (Food & Staples Retailing)	(465,000)	(603,370)
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	(646,000)	(754,074)
Termbray Petro-king Oilfield Services, Ltd. (Energy Equipment & Services) (c)	(229,000)	(73,548)
Tiangong International Co., Ltd. (Metals & Mining) (b)	(756,000)	(131,640)
Tong Ren Tang Technologies Co., Ltd. Class H (Pharmaceuticals)	(149,000)	(433,377)
Uni-President China Holdings, Ltd. (Food Products)	(698,000)	(577,994)
Vinda International Holdings, Ltd. (Household Products)	(135,000)	(197,112)
Zhaojin Mining Industry Co., Ltd. Class H (Metals & Mining)	(535,500)	(321,869)
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	(178,500)	(215,270)

		(16,899,734)

Denmark (0.2%)
Chr. Hansen Holding A/S (Chemicals)	(4,223)	(190,349)
Genmab A/S (Biotechnology) (c)	(15,357)	(570,607)

		(760,956)

Finland (0.2%)
Outotec Oyj (Construction & Engineering)	(64,546)	(721,308)

France (0.2%)
AB Science S.A. (Pharmaceuticals) (c)	(6,884)	(113,747)
Bull (IT Services) (c)	(20,870)	(110,604)
Gameloft S.E. (Software) (c)	(9,060)	(90,122)
Innate Pharma S.A. (Biotechnology) (c)	(36,945)	(312,147)
Valneva S.E. (Life Sciences Tools & Services) (c)	(8,620)	(72,698)

		(699,318)

	Shares	Value

Germany (3.0%)
Aixtron S.E. (Semiconductors & Semiconductor Equipment) (c)	(95,249)	$(1,512,384)
ElringKlinger A.G. (Auto Components)	(13,634)	(548,822)
Evotec A.G. (Life Sciences Tools & Services) (c)	(220,191)	(1,097,291)
Gerry Weber International A.G. (Textiles, Apparel & Luxury Goods)	(24,196)	(1,275,596)
Heidelberger Druckmaschinen A.G. (Machinery) (c)	(580,002)	(1,831,418)
Puma S.E. (Textiles, Apparel & Luxury Goods)	(2,583)	(762,574)
QSC A.G. (Diversified Telecommunication Services)	(169,916)	(872,447)
Rational A.G. (Machinery)	(807)	(257,506)
SGL Carbon S.E. (Electrical Equipment)	(59,477)	(1,980,369)
Tipp24 S.E. (Hotels, Restaurants & Leisure)	(3,172)	(229,275)
Tom Tailor Holding A.G. (Specialty Retail) (c)	(14,865)	(288,721)

		(10,656,403)

Hong Kong (1.4%)
Agtech Holdings, Ltd. (IT Services) (c)	(1,496,000)	(360,833)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components)	(3,732,000)	(587,266)
Brightoil Petroleum Holdings, Ltd. (Oil, Gas & Consumable Fuels) (c)	(423,000)	(130,398)
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (c)	(1,044,000)	(103,687)
Chong Hing Bank, Ltd. (Banks) (a)(b)	(6,927)	(24,392)
Comba Telecom Systems Holdings, Ltd. (Communications Equipment) (c)	(1,782,500)	(452,928)
Esprit Holdings, Ltd. (Specialty Retail)	(348,800)	(581,262)
Giordano International, Ltd. (Specialty Retail)	(104,000)	(69,754)
Goldin Financial Holdings, Ltd. (Diversified Financial Services) (c)	(570,000)	(249,969)
Jardine Matheson Holdings, Ltd. (Industrial Conglomerates)	(2,800)	(174,440)
Lung Cheong International Holdings, Ltd. (Leisure Products) (c)	(3,136,000)	(355,952)
MIE Holdings Corp. (Oil, Gas & Consumable Fuels)	(416,000)	(78,339)
Pacific Basin Shipping, Ltd. (Marine)	(399,000)	(233,648)
S.A. Sa International Holdings, Ltd. (Specialty Retail)	(1,116,000)	(934,204)
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(130,000)	(446,024)
United Photovoltaics Group, Ltd. (Semiconductors & Semiconductor Equipment) (c)	(3,886,000)	(305,749)

		(5,088,845)

Italy (2.6%)
Banca Profilo S.p.A. (Capital Markets)	(939,059)	(554,082)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(5,100)	(146,463)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Italy (continued)
Cosmo Pharmaceuticals S.p.A. (Pharmaceuticals)	(2,245)	$(303,551)
Credito Valtellinese S.C. (Banks) (c)	(46,645)	(111,177)
De’longhi S.p.A. (Household Durables)	(8,095)	(175,646)
Geox S.p.A. (Textiles, Apparel & Luxury Goods)	(67,074)	(291,635)
Indesit Co. S.p.A. (Household Durables)	(105,478)	(1,502,859)
Prada S.p.A. (Textiles, Apparel & Luxury Goods)	(129,500)	(1,033,935)
RCS Mediagroup S.p.A. (Media) (c)	(631,728)	(1,446,105)
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (c)	(12,602)	(286,902)
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	(15,238)	(2,133,069)
Yoox S.p.A. (Internet & Catalog Retail) (c)	(30,256)	(1,084,651)

		(9,070,075)

Japan (7.9%)
3-D Matrix, Ltd. (Biotechnology) (c)	(33,300)	(1,188,879)
Adways, Inc. (Media)	(68,200)	(971,951)
Aplus Financial Co., Ltd. (Consumer Finance) (c)	(366,800)	(484,355)
Askul Corp. (Internet & Catalog Retail)	(42,100)	(1,042,257)
Atom Corp. (Hotels, Restaurants & Leisure)	(16,400)	(83,416)
Chiome Bioscience, Inc. (Life Sciences Tools & Services) (c)	(23,100)	(443,992)
Clarion Co., Ltd. (Household Durables) (c)	(148,000)	(277,948)
Cookpad, Inc. (Media)	(7,200)	(144,021)
Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	(5,700)	(609,390)
Digital Garage, Inc. (IT Services)	(22,200)	(323,332)
Endo Lighting Corp. (Electrical Equipment)	(9,300)	(147,366)
Euglena Co., Ltd. (Personal Products) (c)	(67,400)	(634,213)
FP Corp. (Containers & Packaging)	(10,000)	(311,048)
Fuji Kyuko Co., Ltd. (Hotels, Restaurants & Leisure)	(54,000)	(540,872)
Fujita Kanko, Inc. (Hotels, Restaurants & Leisure)	(37,000)	(121,602)
Ichigo Group Holdings Co., Ltd. (Capital Markets)	(383,800)	(1,133,737)
Ikyu Corp. (Internet & Catalog Retail)	(34,400)	(373,492)
Japan Bridge Corp. (Construction & Engineering) (c)	(375,300)	(546,972)
Japan Tissue Engineering Co., Ltd. (Biotechnology) (c)	(43,200)	(505,377)
Jin Co., Ltd. (Specialty Retail)	(19,500)	(567,061)
JP-Holdings Inc. (Diversified Consumer Services)	(123,400)	(544,367)
Kusuri No Aoki Co., Ltd. (Food & Staples Retailing)	(7,000)	(468,333)

	Shares	Value

Japan (continued)
Maeda Kosen Co., Ltd. (Building Products)	(19,400)	$(288,434)
Matsuya Co., Ltd. (Multiline Retail)	(50,500)	(456,419)
Medinet Co., Ltd. (Life Sciences Tools & Services) (c)	(97,300)	(206,525)
Monotaro Co., Ltd. (Trading Companies & Distributors)	(50,200)	(1,012,986)
Nakayama Steel Works, Ltd. (Metals & Mining) (c)	(386,000)	(286,947)
NanoCarrier Co., Ltd. (Biotechnology) (c)	(39,400)	(402,344)
Next Co., Ltd. (Media)	(31,400)	(272,736)
Nihon Trim Co., Ltd. (Machinery)	(6,500)	(224,434)
Nippon Parking Development Co., Ltd. (Commercial Services & Supplies)	(91,900)	(97,082)
Nippon Yakin Kogyo Co., Ltd. (Metals & Mining) (c)	(428,500)	(1,186,145)
Nissha Printing Co., Ltd. (Commercial Services & Supplies)	(12,100)	(157,293)
Orient Corp. (Consumer Finance) (c)	(454,000)	(954,761)
OSAKA Titanium Technologies Co. (Metals & Mining)	(45,000)	(922,580)
Pal Co., Ltd. (Specialty Retail)	(4,300)	(82,017)
Pigeon Corp. (Household Products)	(25,200)	(1,127,696)
R-Tech Ueno, Ltd. (Pharmaceuticals)	(14,400)	(151,698)
Sanix, Inc. (Commercial Services & Supplies) (c)	(117,900)	(1,391,943)
Seria Co., Ltd. (Multiline Retail)	(13,000)	(508,632)
Shin Nippon Biomedical Laboratories, Ltd. (Life Sciences Tools & Services)	(126,100)	(999,081)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(9,700)	(436,920)
Sparx Group Co., Ltd. (Capital Markets)	(358,400)	(641,534)
T-Gaia Corp. (Specialty Retail)	(8,700)	(76,588)
Tekken Corp. (Construction & Engineering)	(24,000)	(69,956)
tella, Inc. (Life Sciences Tools & Services) (c)	(16,800)	(180,924)
Toho Titanium Co., Ltd. (Metals & Mining) (c)	(37,000)	(230,537)
TOKYOTOKEIBA Co., Ltd. (Hotels, Restaurants & Leisure)	(256,000)	(678,593)
Tomy Co., Ltd. (Leisure Products)	(26,300)	(124,766)
United Arrows, Ltd. (Specialty Retail)	(36,300)	(1,402,504)
United, Inc. (Internet Software & Services)	(4,700)	(67,672)
Vt Holdings Co., Ltd. (Specialty Retail)	(30,000)	(171,957)
Yomiuri Land Co., Ltd. (Hotels, Restaurants & Leisure)	(67,000)	(258,209)
Yumeshin Holdings Co., Ltd. (Professional Services)	(144,600)	(1,230,518)
Yushin Precision Equipment Co., Ltd. (Machinery)	(5,100)	(146,562)

		(27,910,974)

Jersey (0.1%)
Heritage Oil PLC (Oil, Gas & Consumable Fuels) (c)	(64,467)	(343,083)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Mongolia (0.0%)‡
Mongolian Mining Corp. (Metals & Mining) (c)	(1,177,000)	$(97,160)

Netherlands (0.7%)
PostNL N.V. (Air Freight & Logistics) (c)	(411,845)	(1,806,681)
Royal Imtech N.V. (Construction & Engineering) (c)	(448,801)	(877,305)

		(2,683,986)

New Zealand (0.2%)
Fonterra Cooperative Group, Ltd. (Capital Markets)	(17,527)	(92,797)
Xero, Ltd. (Software) (c)	(17,424)	(475,532)

		(568,329)

Norway (0.8%)
Archer, Ltd. (Energy Equipment & Services) (c)	(652,151)	(886,459)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (c)	(87,288)	(953,747)
ElectroMagnetic GeoServices ASA (Energy Equipment & Services) (c)	(118,162)	(141,135)
Hexagon Composites ASA (Machinery)	(30,163)	(186,733)
Opera Software ASA (Internet Software & Services)	(30,050)	(387,739)
Schibsted ASA (Media)	(3,054)	(175,401)

		(2,731,214)

Russia (0.0%)‡
Polyus Gold International, Ltd. (Metals & Mining)	(28,062)	(87,653)

Singapore (0.6%)
Biosensors International Group, Ltd. (Health Care Equipment & Supplies)	(317,000)	(240,209)
Centurion Corp., Ltd. (Hotels, Restaurants & Leisure)	(170,000)	(96,953)
Dyna-Mac Holdings, Ltd. (Energy Equipment & Services)	(221,000)	(72,274)
SIIC Environment Holdings, Ltd. (Water Utilities) (c)	(900,000)	(119,885)
Super Group, Ltd. (Food Products)	(162,000)	(452,261)
United Envirotech, Ltd. (Commercial Services & Supplies)	(372,000)	(387,222)
Yoma Strategic Holdings, Ltd. (Construction & Engineering)	(1,414,000)	(800,782)

		(2,169,586)

Spain (0.2%)
Abengoa S.A. (Construction & Engineering)	(72,112)	(372,654)
Abengoa S.A., Interim Shares (Construction & Engineering) (b)(c)	(487)	(2,711)
Tubacex S.A. (Metals & Mining)	(51,875)	(254,050)

		(629,415)

	Shares	Value

Sweden (0.2%)
Active Biotech AB (Biotechnology) (c)	(24,119)	$(127,602)
CDON Group AB (Internet & Catalog Retail) (c)	(95,852)	(390,649)
Mekonomen AB (Specialty Retail)	(2,411)	(64,334)
Nolato AB (Industrial Conglomerates)	(9,331)	(213,105)

		(795,690)

Switzerland (0.6%)
Daetwyler Holding A.G. (Industrial Conglomerates)	(1,419)	(224,112)
DKSH Holding, Ltd. (Professional Services)	(13,670)	(1,126,094)
Schmolz + Bickenbach A.G. (Metals & Mining) (c)	(524,843)	(751,394)

		(2,101,600)

United Arab Emirates (0.0%)‡
Polarcus, Ltd. (Energy Equipment & Services) (c)	(100,673)	(72,994)

United Kingdom (2.8%)
Anite PLC (IT Services)	(89,058)	(123,676)
Asia Resource Minerals PLC (Oil, Gas & Consumable Fuels) (c)	(86,169)	(275,335)
Dialight PLC (Electrical Equipment)	(43,881)	(709,028)
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(22,326)	(193,753)
Evraz PLC (Metals & Mining) (c)	(556,035)	(904,073)
Gulf Keystone Petroleum, Ltd. (Oil, Gas & Consumable Fuels) (c)	(528,775)	(841,448)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (c)	(529,101)	(1,752,721)
International Personal Finance PLC (Consumer Finance)	(42,206)	(398,347)
London Mining PLC (Metals & Mining) (c)	(64,665)	(63,325)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (c)	(434,393)	(1,933,318)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(25,411)	(553,031)
Premier Foods PLC (Food Products) (c)	(225,792)	(219,206)
Spirent Communications PLC (Communications Equipment)	(208,726)	(335,321)
Telecity Group PLC (Internet Software & Services)	(108,253)	(1,310,492)
Xaar PLC (Technology Hardware, Storage & Peripherals)	(20,544)	(273,676)

		(9,886,750)

Total Common Stocks Sold Short (Proceeds $119,997,677)		(106,730,898)

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(b)	(19,159)	$(3)

Total Rights Sold Short (Proceeds $0)		(3)

Total Investments Sold Short (Proceeds $119,997,677)	(30.1)%	(106,730,901)

Total Investments, Net of Investments Sold Short (Cost $295,010,469)	97.4	345,472,162
Other Assets, Less Liabilities	2.6	9,051,921
Net Assets	100.0%	$354,524,083

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.0%)‡
Japanese Yen Currency June 2014 (g)	(20)	$(37,250)

Total Futures Contracts (Notional Amount $2,448,750)		$(37,250)

‡	Less than one-tenth of a percent.

(a)	Illiquid security—The total market value of these securities as of April 30, 2014, was $13,030, which represented less than one-tenth of a percent of the Fund’s net assets.
(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued security was $(503,710), which represented (0.1)% of the Fund’s net assets.

(c)	Non-income producing security.

(d)	Represents a security, or a portion thereof, which was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(g)	At April 30, 2014, cash in the amount of $63,000 is on deposit with a broker for futures transactions.

(h)	As of April 30, 2014, cost was $417,621,789 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$50,702,657
Gross unrealized depreciation	(16,121,383)

Net unrealized appreciation	$34,581,274

The following abbreviations are used in the above portfolio:

€—Euro

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$439,020,847	$—	$50,869	$439,071,716
Exchange-Traded Fund	10,546,490	—	—	10,546,490
Preferred Stock	261,702	—	—	261,702
Warrants	1,181	—	—	1,181
Short-Term Investment
Repurchase Agreement	—	2,321,974	—	2,321,974

Total Investments in Securities	$449,830,220	$2,321,974	$50,869	$452,203,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (c)	$(106,176,322)	$—	$(554,576)	$(106,730,898)
Rights Sold Short (d)	—	—	(3)	(3)

Total Investments in Securities Sold Short	(106,176,322)	—	(554,579)	(106,730,901)

Other Financial Instruments
Futures Contracts Short (e)	(37,250)	—	—	(37,250)

Total Investments in Securities Sold Short and Other Financial Instruments	$(106,213,572)	$—	$(554,579)	$(106,768,151)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10, $47,982 and $2,877 are held in Australia, China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $(386,515), $(140,958), $(24,392) and $(2,711) are held in Australia, China, Hong Kong and Spain, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(3) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(e)	The value listed for this security reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the period ended April 30, 2014, certain foreign equity securities with a market value of $(538,112) were transferred from Level 1 to Level 3 as these securities were fair valued when compared to prior year prices which were based on quoted prices. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 20, 2014 (a)
Common Stocks
Australia	$10	$—	$—	$—	$—	$—	$—	$—	$10	$—
China	543,957		(217,138)	15,693	71,219	(641,077)	275,328	—	47,982	(17,734)
Hong Kong	4,132	—	—	(1,255)	—	—	—	—	2,877	(1,255)
Common Stocks Sold Short
Australia	(4,197)	—	—	431,122	—	—	(813,440)	—	(386,515)	431,122
China	(18,635)	—	—	74,233	—	(196,556)	—	—	(140,958)	74,233
Hong Kong	—	—	(2,605)	7,269	106,095	(135,151)	—	—	(24,392)	7,269
Spain	—	—	—	205	—	(2,916)	—	—	(2,711)	205
Rights Sold Short
Austria	(3)	—	—	—	—	—	—	—	(3)	—

Total	$525,264	$—	$(219,743)	$527,267	$177,314	$(975,700)	$(538,112)	$—	$(503,710)	$493,840

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,785,207	0.8%
Air Freight & Logistics	2,061,862	0.6
Airlines	6,638,455	1.9
Auto Components	10,690,256	3.0
Automobiles	13,010,034	3.7
Banks	46,477,848	13.1
Beverages	4,577,927	1.3
Biotechnology	3,824,344	1.1
Building Products	1,356,566	0.4
Capital Markets	25,618,446	7.2
Chemicals	9,494,879	2.7
Commercial Services & Supplies	1,127,513	0.3
Communications Equipment	3,443,919	1.0
Construction & Engineering	10,827,419	3.1
Construction Materials	1,432,487	0.4
Consumer Finance	1,085,587	0.3
Distributors	382,240	0.1
Diversified Consumer Services	71,830	0.0	‡
Diversified Financial Services	7,073,410	2.0
Diversified Telecommunication Services	14,811,680	4.2
Electric Utilities	6,890,003	1.9
Electrical Equipment	9,112,193	2.6
Electronic Equipment, Instruments & Components	5,807,702	1.6
Energy Equipment & Services	1,767,946	0.5
Food & Staples Retailing	5,433,634	1.5
Food Products	17,730,440	5.0
Health Care Equipment & Supplies	57,018	0.0	‡
Health Care Providers & Services	1,698,886	0.5
Health Care Technology	91,396	0.0	‡
Hotels, Restaurants & Leisure	7,597,744	2.1
Household Durables	10,236,699	2.9
Household Products	2,687,951	0.8
Independent Power & Renewable Electricity Producers	726,815	0.2
Industrial Conglomerates	6,295,251	1.8
Insurance	23,543,000	6.6
Internet & Catalog Retail	1,894,711	0.5
Internet Software & Services	5,752,599	1.6
IT Services	2,671,567	0.8
Leisure Products	807,746	0.2
Life Sciences Tools & Services	1,286,422	0.4
Machinery	14,184,541	4.0
Marine	4,639,830	1.3
Media	7,858,148	2.2
Metals & Mining	20,998,307	5.9
Multi-Utilities	3,376,060	0.9
Multiline Retail	3,204,776	0.9
Oil, Gas & Consumable Fuels	34,366,552	9.7

	Value	Percent †
Paper & Forest Products	$5,240,499	1.5%
Pharmaceuticals	31,923,686	9.0
Professional Services	1,192,439	0.3
Real Estate Investment Trusts	549,872	0.2
Real Estate Management & Development	3,678,330	1.0
Road & Rail	1,710,523	0.5
Semiconductors & Semiconductor Equipment	2,482,524	0.7
Software	1,181,521	0.3
Specialty Retail	6,680,649	1.9
Technology Hardware, Storage & Peripherals	5,139,505	1.4
Textiles, Apparel & Luxury Goods	5,812,579	1.6
Thrifts & Mortgage Finance	2,025,599	0.6
Tobacco	6,313,359	1.8
Trading Companies & Distributors	3,864,778	1.1
Transportation Infrastructure	1,401,529	0.4
Water Utilities	231,955	0.1
Wireless Telecommunication Services	5,263,870	1.5

	452,203,063	127.5
Other Assets, Less Liabilities*	(97,678,980)	–27.5

Net Assets	$354,524,083	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
*	Includes investments sold short (details on following page).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(634,381)	(0.2)%
Air Freight & Logistics	(1,806,681)	(0.5)
Airlines	(1,024,496)	(0.3)
Auto Components	(619,420)	(0.2)
Banks	(135,569)	(0.0)‡
Biotechnology	(3,699,311)	(1.0)
Building Products	(288,434)	(0.1)
Capital Markets	(2,481,998)	(0.7)
Chemicals	(1,104,841)	(0.3)
Commercial Services & Supplies	(2,033,540)	(0.6)
Communications Equipment	(788,249)	(0.2)
Construction & Engineering	(3,828,608)	(1.1)
Consumer Finance	(1,837,463)	(0.5)
Containers & Packaging	(311,048)	(0.1)
Diversified Consumer Services	(544,367)	(0.2)
Diversified Financial Services	(623,031)	(0.2)
Diversified Telecommunication Services	(1,614,688)	(0.5)
Electrical Equipment	(2,836,763)	(0.8)
Electronic Equipment, Instruments & Components	(1,894,371)	(0.5)
Energy Equipment & Services	(3,945,534)	(1.1)
Food & Staples Retailing	(1,851,364)	(0.5)
Food Products	(1,754,337)	(0.5)
Gas Utilities	(108,965)	(0.0)‡
Health Care Equipment & Supplies	(839,826)	(0.2)
Hotels, Restaurants & Leisure	(2,526,050)	(0.7)
Household Durables	(1,956,453)	(0.6)
Household Products	(1,732,568)	(0.5)
Independent Power & Renewable Electricity Producers	(1,639,946)	(0.5)
Industrial Conglomerates	(611,657)	(0.2)
Internet & Catalog Retail	(3,003,770)	(0.8)
Internet Software & Services	(2,005,361)	(0.6)
IT Services	(1,454,703)	(0.4)
Leisure Products	(1,162,688)	(0.3)
Life Sciences Tools & Services	(3,000,511)	(0.8)
Machinery	(3,479,243)	(1.0)
Marine	(950,479)	(0.3)
Media	(3,010,214)	(0.8)
Metals & Mining	(10,408,959)	(2.9)
Multiline Retail	(2,110,680)	(0.6)
Oil, Gas & Consumable Fuels	(7,917,358)	(2.2)
Personal Products	(634,213)	(0.2)
Pharmaceuticals	(1,259,720)	(0.4)
Professional Services	(2,909,746)	(0.8)
Semiconductors & Semiconductor Equipment	(3,570,854)	(1.0)
Software	(565,654)	(0.2)
Specialty Retail	(4,706,118)	(1.3)
Technology Hardware, Storage & Peripherals	(273,676)	(0.1)
Textiles, Apparel & Luxury Goods	(7,806,761)	(2.2)
Trading Companies & Distributors	(1,012,986)	(0.3)

	Value	Percent †
Transportation Infrastructure	$(293,363)	(0.1	) %
Water Utilities	(119,885)	(0.0	)‡

	$(106,730,901)	(30.1)%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $415,008,146)	$452,203,063
Cash denominated in foreign currencies (identified cost $669,652)	671,644
Cash collateral on deposit at broker	63,132
Receivables:
Fund shares sold	7,611,481
Dividends and interest	2,041,900
Investment securities sold	89,999
Other assets	38,305

Total assets	462,719,524

Liabilities
Investments sold short (proceeds $119,997,677)	106,730,901
Payables:
Investment securities purchased	683,906
Manager (See Note 3)	303,470
Fund shares redeemed	159,159
Dividends on investments sold short	158,529
Broker fees and charges on short sales	82,354
Professional fees	31,833
Foreign capital gains tax (See Note 2(C))	15,768
Variation margin on futures contracts	10,750
NYLIFE Distributors (See Note 3)	8,905
Custodian	4,435
Shareholder communication	3,186
Transfer agent (See Note 3)	1,949
Trustees	296

Total liabilities	108,195,441

Net assets	$354,524,083

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,489
Additional paid-in capital	298,976,980

299,015,469
Undistributed net investment income	2,064,442
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	3,019,844
Net unrealized appreciation (depreciation) on investments and futures contracts (b)	37,141,899
Net unrealized appreciation (depreciation) on investments sold short	13,266,776
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	15,653

Net assets	$354,524,083

Investor Class
Net assets applicable to outstanding shares	$696,350

Shares of beneficial interest outstanding	76,142

Net asset value per share outstanding	$9.15
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.68

Class A
Net assets applicable to outstanding shares	$24,031,691

Shares of beneficial interest outstanding	2,620,614

Net asset value per share outstanding	$9.17
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.70

Class C
Net assets applicable to outstanding shares	$5,620,631

Shares of beneficial interest outstanding	629,316

Net asset value and offering price per share outstanding	$8.93

Class I
Net assets applicable to outstanding shares	$324,175,411

Shares of beneficial interest outstanding	35,162,543

Net asset value and offering price per share outstanding	$9.22

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $2,172.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $15,768.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,098,834

Expenses
Manager (See Note 3)	1,489,398
Broker fees and charges on short sales	1,326,077
Dividends on investments sold short	344,701
Custodian	134,728
Distribution/Service—Investor Class (See Note 3)	711
Distribution/Service—Class A (See Note 3)	21,212
Distribution/Service—Class C (See Note 3)	16,295
Professional fees	32,556
Registration	29,817
Transfer agent (See Note 3)	21,144
Shareholder communication	6,172
Trustees	2,189
Miscellaneous	10,378

Total expenses	3,435,378

Net investment income (loss)	3,663,456

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	18,850,402
Investments sold short	(2,353,472)
Futures transactions	132,580
Foreign currency transactions	(149,732)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	16,479,778

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(13,542,862)
Investments sold short	8,376,377
Futures contracts	(37,250)
Translation of other assets and liabilities in foreign currencies	6,136

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(5,197,599)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	11,282,179

Net increase (decrease) in net assets resulting from operations	$14,945,635

(a)	Dividends recorded net of foreign withholding taxes in the amount of $566,408.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $2,172.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $15,768.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,663,456	$3,616,230
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	16,479,778	21,909,233
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(5,197,599)	36,560,444

Net increase (decrease) in net assets resulting from operations	14,945,635	62,085,907

Dividends to shareholders:
From net investment income:
Investor Class	(16,446)	(4,294)
Class A	(441,813)	(10,611)
Class C	(70,729)	(1,866)
Class I	(6,783,601)	(3,488,247)

Total dividends to shareholders	(7,312,589)	(3,505,018)

Capital share transactions:
Net proceeds from sale of shares	139,054,200	84,131,935
Net asset value of shares issued to shareholders in reinvestment of dividends	7,183,407	3,503,968
Cost of shares redeemed	(62,296,295)	(55,462,562)

Increase (decrease) in net assets derived from capital share transactions	83,941,312	32,173,341

Net increase (decrease) in net assets	91,574,358	90,754,230

Net Assets
Beginning of period	262,949,725	172,195,495

End of period	$354,524,083	$262,949,725

Undistributed net investment income at end of period	$2,064,442	$5,713,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Cash Flows

for the six months ended April 30, 2014 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$14,945,635
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(337,912,327)
Investments sold	239,015,947
Purchases to cover securities sold short	(67,576,352)
Securities sold short	96,114,371
Purchase of short term investments, net	(1,705,187)
Decrease in investment securities sold receivable	60,380,175
Increase in dividends and interest receivable	(887,241)
Increase in cash collateral on deposit at broker	(63,000)
Increase in other assets	(19,155)
Decrease in investment securities purchased payable	(61,335,468)
Decrease in broker fees and charges payable on short sales	(128,954)
Increase in dividends payable for securities sold short	113,743
Increase in professional fees payable	15,197
Decrease in custodian payable	(33,530)
Decrease in shareholder communication payable	(2,700)
Decrease in due to Trustees	(228)
Increase in due to manager	67,897
Decrease in due to transfer agent	(1,444)
Increase in due to NYLIFE Distributors	5,772
Increase in foreign capital gains tax payable	4,555
Increase in variation margin on futures contracts	10,750
Decrease in accrued expenses	(3,482)
Net change in unrealized (appreciation) depreciation on investments	13,538,307
Net realized (gain) loss from investments	(18,852,574)
Net change in unrealized (appreciation) depreciation on securities sold short	(8,376,377)
Net realized (gain) loss from securities sold short	2,353,472

Net cash used in operating activities	(70,332,198)

Cash flows from financing activities:
Proceeds from shares sold	132,168,897
Payment on shares redeemed	(62,145,948)
Cash distributions paid	(129,182)

Net cash from financing activities	69,893,767

Net decrease in cash:	(438,431)
Cash at beginning of period	1,110,075

Cash at end of period	$671,644

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $7,183,407.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.92		$6.78	$6.35	$6.77	$6.31	$5.20

Net investment income (loss) (a)	0.11		0.12	0.09	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.41		2.15	0.48	(0.37)	0.52	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	0.51		2.26	0.57	(0.28)	0.59	1.11

Less dividends:
From net investment income	(0.28)		(0.12)	(0.14)	(0.14)	(0.13)	—

Net asset value at end of period	$9.15		$8.92	$6.78	$6.35	$6.77	$6.31

Total investment return (b)	5.86	%(c)	33.89%	9.26%	(4.32%)	9.57%	21.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40	%††	1.53%	1.43%	1.52%	1.06%	1.37%
Net expenses (excluding short sale expenses)	1.65	%††	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	2.88	%††	3.09%	3.37%	3.09%	3.06%	3.28%
Short sale expenses	1.23	%††	1.30%	1.59%	1.27%	1.18%	1.37%
Portfolio turnover rate	65%		157%	162%	157%	160%	143%
Net assets at end of period (in 000’s)	$696		$496	$238	$226	$186	$111

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.94		$6.79	$6.36	$6.77	$6.31	$5.19

Net investment income (loss) (a)	0.13		0.11	0.10	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.38		2.18	0.48	(0.38)	0.55	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	0.51		2.28	0.58	(0.27)	0.60	1.12

Less dividends:
From net investment income	(0.28)		(0.13)	(0.15)	(0.14)	(0.14)	—

Net asset value at end of period	$9.17		$8.94	$6.79	$6.36	$6.77	$6.31

Total investment return (b)	5.87	%(c)	34.12%	9.37%	(4.08%)	9.49%	21.58	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81	%††	1.33%	1.64%	1.77%	0.88%	1.27%
Net expenses (excluding short sale expenses)	1.52	%††	1.56%	1.58%	1.60%	1.60%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	2.75	%††	2.84%	3.19%	2.91%	2.87%	3.13%
Short sale expenses	1.23	%††	1.28%	1.61%	1.28%	1.15%	1.32%
Portfolio turnover rate	65%		157%	162%	157%	160%	143%
Net assets at end of period (in 000’s)	$24,032		$10,491	$394	$110	$75	$97

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.73		$6.64	$6.22	$6.64	$6.20	$5.15

Net investment income (loss) (a)	0.10		0.04	0.04	0.06	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.36		2.14	0.47	(0.38)	0.52	1.03
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	0.46		2.17	0.51	(0.33)	0.54	1.05

Less dividends:
From net investment income	(0.26)		(0.08)	(0.09)	(0.09)	(0.10)	—

Net asset value at end of period	$8.93		$8.73	$6.64	$6.22	$6.64	$6.20

Total investment return (b)	5.36	%(c)	32.97%	8.41%	(5.06%)	8.84%	20.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28	%††	0.50%	0.71%	0.88%	0.33%	0.36%
Net expenses (excluding short sale expenses)	2.40	%††	2.45%	2.45%	2.45%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	3.66	%††	3.85%	4.14%	3.85%	3.81%	3.98%
Short sale expenses	1.26	%††	1.31%	1.60%	1.28%	1.19%	1.32%
Portfolio turnover rate	65%		157%	162%	157%	160%	143%
Net assets at end of period (in 000’s)	$5,621		$1,503	$159	$121	$100	$69

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.98		$6.82	$6.38	$6.80	$6.34	$5.21

Net investment income (loss) (a)	0.12		0.14	0.11	0.13	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.42		2.17	0.50	(0.38)	0.52	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.00)‡	(0.01)	—	—

Total from investment operations	0.53		2.30	0.61	(0.26)	0.61	1.13

Less dividends:
From net investment income	(0.29)		(0.14)	(0.17)	(0.16)	(0.15)	—

Net asset value at end of period	$9.22		$8.98	$6.82	$6.38	$6.80	$6.34

Total investment return (b)	6.04	%(c)	34.51%	9.46%	(3.87%)	9.83%	21.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70	%††	1.78%	1.70%	1.92%	1.37%	1.74%
Net expenses (excluding short sale expenses)	1.28	%††	1.30%	1.34%	1.35%	1.35%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.51	%††	2.60%	2.93%	2.65%	2.65%	2.92%
Short sale expenses	1.23	%††	1.30%	1.59%	1.27%	1.18%	1.36%
Portfolio turnover rate	65%		157%	162%	157%	160%	143%
Net assets at end of period (in 000’s)	$324,175		$250,459	$171,404	$142,717	$126,402	$111,823

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the 130/30 International Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the 130/30 International Fund’s name changed to MainStay International Opportunities Fund (The “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 International Fund (“Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate to the Fund, a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of ($503,710) that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

34	MainStay International Opportunities Fund

Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

36	MainStay International Opportunities Fund

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(37,250)	$(37,250)

Total Fair Value		$(37,250)	$(37,250)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$132,580	$132,580

Total Realized Gain (Loss)		$132,580	$132,580

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(37,250)	$(37,250)

Total Change in Unrealized Appreciation (Depreciation)		$(37,250)	$(37,250)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(50)	(50)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $1,489,398.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,116 and $13,702, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $16 and $1,543, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$420
Class A	1,212
Class C	2,377
Class I	17,135

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $12,445,285 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to

38	MainStay International Opportunities Fund

shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$12,445	$—

The MainStay International Opportunities Fund utilized $17,508,823 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$3,505,018

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $335,008 and $237,262, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	32,095	$286,991
Shares issued to shareholders in reinvestment of dividends and distributions	1,807	15,848
Shares redeemed	(11,903)	(106,656)

Net increase (decrease) in shares outstanding before conversion	21,999	196,183
Shares converted from Investor Class (See Note 1)	(1,520)	(13,331)

Net increase (decrease)	20,479	$182,852

Year ended October 31, 2013:
Shares sold	31,385	$248,407
Shares issued to shareholders in reinvestment of dividends and distributions	617	4,294
Shares redeemed	(7,731)	(58,011)

Net increase (decrease) in shares outstanding before conversion	24,271	194,690
Shares converted into Investor Class (See Note 1)	1,680	13,930
Shares converted from Investor Class (See Note 1)	(5,478)	(44,717)

Net increase (decrease)	20,473	$163,903

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,993,306	$17,916,955
Shares issued to shareholders in reinvestment of dividends and distributions	48,537	426,641
Shares redeemed	(595,959)	(5,403,059)

Net increase (decrease) in shares outstanding before conversion	1,445,884	12,940,537
Shares converted into Class A (See Note 1)	1,517	13,331

Net increase (decrease)	1,447,401	$12,953,868

Year ended October 31, 2013:
Shares sold	1,157,382	$9,646,418
Shares issued to shareholders in reinvestment of dividends and distributions	1,452	10,117
Shares redeemed	(47,463)	(390,086)

Net increase (decrease) in shares outstanding before conversion	1,111,371	9,266,449
Shares converted into Class A (See Note 1)	5,465	44,717
Shares converted from Class A (See Note 1)	(1,677)	(13,930)

Net increase (decrease)	1,115,159	$9,297,236

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	478,035	$4,190,797
Shares issued to shareholders in reinvestment of dividends and distributions	4,414	37,919
Shares redeemed	(25,369)	(222,905)

Net increase (decrease)	457,080	$4,005,811

Year ended October 31, 2013:
Shares sold	150,972	$1,223,730
Shares issued to shareholders in reinvestment of dividends and distributions	254	1,743
Shares redeemed	(2,915)	(21,479)

Net increase (decrease)	148,311	$1,203,994

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	12,741,795	$116,659,457
Shares issued to shareholders in reinvestment of dividends and distributions	759,116	6,702,999
Shares redeemed	(6,221,746)	(56,563,675)

Net increase (decrease)	7,279,165	$66,798,781

Year ended October 31, 2013:
Shares sold	9,267,349	$73,013,380
Shares issued to shareholders in reinvestment of dividends and distributions	499,687	3,487,814
Shares redeemed	(7,033,917)	(54,992,986)

Net increase (decrease)	2,733,119	$21,508,208

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay International Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board noted favorably the Fund’s strong investment performance as compared to its peers since the Fund’s inception.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the

42	MainStay International Opportunities Fund

reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

44	MainStay International Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34234 MS164-14	MSIR10-06/14 NL0C4

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.27 6.11%	7.43 13.69%	13.15 14.44%	6.22 6.82%	1.36 1.36%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.37 6.21	7.64 13.90	13.36 14.65	6.34 6.94	1.18 1.18
Class B Shares	Maximum 5% CDSC	With sales charges	0.78	7.87	13.34	6.03	2.12
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	5.72	12.87	13.58	6.03	2.12
Class C Shares	Maximum 1% CDSC	With sales charges	4.74	11.87	13.58	6.02	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges	5.73	12.87	13.58	6.02	2.11
Class I Shares	No Sales Charge		6.36	14.19	14.95	7.30	0.93
Class R1 Shares	No Sales Charge		6.28	14.06	14.82	7.18	1.03
Class R2 Shares	No Sales Charge		6.16	13.79	14.53	6.91	1.28
Class R3 Shares[4]	No Sales Charge		6.04	13.52	14.25	6.65	1.52

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[5]	9.69%	22.10%	22.61%	10.77%
Balanced Composite Index[6]	6.13	12.70	15.32	8.54
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[7]	0.86	–0.39	4.36	4.23
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	5.02	12.11	13.79	6.45

5.	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,061.10	$6.69	$1,018.30	$6.56

Class A Shares	$1,000.00	$1,062.10	$5.83	$1,019.10	$5.71

Class B Shares	$1,000.00	$1,057.20	$10.51	$1,014.60	$10.29

Class C Shares	$1,000.00	$1,057.30	$10.51	$1,014.60	$10.29

Class I Shares	$1,000.00	$1,063.60	$4.55	$1,020.40	$4.46

Class R1 Shares	$1,000.00	$1,062.80	$5.06	$1,019.90	$4.96

Class R2 Shares	$1,000.00	$1,061.60	$6.34	$1,018.60	$6.21

Class R3 Shares	$1,000.00	$1,060.40	$7.61	$1,017.40	$7.45

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.31% for Investor Class, 1.14% for Class A, 2.06% for Class B and Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.75%, due 2/15/16–2/15/24

2.	Vanguard Mid-Cap Value

3.	iShares Russell 1000 Value Index Fund

4.	Federal Home Loan Mortgage Corporation, 0.75%–2.375%, due 9/10/15–1/13/22

5.	Bank of America Corp.
6.	Micron Technology, Inc.

7.	Federal National Mortgage Association, 0.375%–1.00%, due 3/16/15–5/21/18

8.	Morgan Stanley

9.	Cardinal Health, Inc.

10.	Public Service Enterprise Group, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, of New York Life Investments,1 the Fund’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Balanced Fund returned 6.11% for Investor Class shares, 6.21% for Class A shares, 5.72% for Class B shares and 5.73% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 6.36%, Class R1 shares returned 6.28%, Class R2 shares returned 6.16% and Class R3 shares returned 6.04%. For the six months ended April 30, 2014, all share classes underperformed the 9.69% return of the Russell Midcap® Value Index,2 which is the Fund’s broad-based securities-market index. Over the same period, Class A, Class I, Class R1 and Class R2 shares outperformed—and Investor Class, Class B, Class C and Class R3 shares underperformed—the 6.13% return of the Balanced Composite Index,2 which is a secondary benchmark for the Fund. For the six months ended April 30, 2014, all share classes outperformed the 0.86% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Fund, and the 5.02% return of the average Lipper3 mixed-asset target allocation growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, Migene Kim of Cornerstone Capital Management Holdings LLC, was added as a portfolio manager of the Fund. As of May 1, 2014, the Fund’s fixed-income portfolio managers transitioned from an unincorporated division within New York Life Investments to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated February 28, 2014.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund has a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. It is not surprising, therefore, that all share classes of the Fund trailed the Russell Midcap® Value Index.

In the equity portion of the Fund, valuation, cash flow and revenue multiples in particular, drove the performance of our underlying stock-selection model. Momentum factors, which identify market trends, had a difficult time adjusting to a shift in sentiment toward yield and quality. The balance between valuation and momentum allowed the equity portion of the Fund to perform in line with the Russell Midcap® Value Index. The equity portion of the Fund lagged during the first two months of 2014, but recovered in the last two months of the reporting period.

The fixed-income portion of the Fund held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, U.S. government agencies, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. Corporate bonds were the best-performing sector during the reporting period. Within corporate bonds, overweight positions in financials and utilities benefited performance the most. The fixed-income portion of the Fund had underweight positions in the non-corporate bond sector, particularly the sovereign component, and this positioning detracted from performance during the reporting period. Overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in asset-backed securities and commercial mortgage-backed securities benefited performance relative to this Index.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, information technology made the strongest sector contribution to performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) Strong stock selection among semiconductor companies and an overweight allocation to the technology hardware, storage & peripherals industry helped achieve this result. In industrials, an overweight position in airlines and favorable stock selection among capital goods companies proved beneficial. Utilities also made a positive contribution to relative performance, largely because of favorable stock selection. Holding an underweight position in this sector, however, offset some of the gains.

The greatest sector detractor from relative performance in the equity portion of the Fund was consumer discretionary, primarily because of unfortunate stock selection in specialty retail. Favorable stock selection in media, however, was able to partially offset the loss. Stock selection in health care was negatively affected by pharmaceutical companies. In materials, stock

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

selection in metals, particularly among steel names, hurt relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Air carrier Southwest Airlines, semiconductor device manufacturer Micron Technology and solar panel company First Solar made the strongest absolute contributions to performance in the equity portion of the Fund. We held these stocks in large quantities, and each saw its price advance during the reporting period. Southwest Airlines delivered solid earnings, helped by lower fuel prices and the consolidation resulting from the merger of AMR Corporation (parent company of American Airlines) and US Airways. Micron Technology reported solid earnings and sales growth, while First Solar posted stellar first-quarter results, as the company’s order pipeline continued to grow.

Video game retailer GameStop, mining company Cliffs Natural Resources, and electronics company Jabil Circuit were the weakest contributors to absolute performance in the equity portion of the Fund. GameStop suffered from sluggish holiday sales and stiffer competition from web-based game platforms. Cliffs Natural Resources shares sold off with other steel and coal stocks, even though the company announced strong first-quarter earnings. Coal prices remained weak because of oversupply and a potential slowdown in demand from China. Jabil Circuit, which makes electronics for Apple and Cisco, saw its shares slide in December 2013 after the company reported disappointing first-quarter results amid slowing Apple demand.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund started buying shares of managed health care company Humana in November 2013, when our model found the stock attractive on the basis of valuation and price trend. Position size was increased as hedge fund activity confirmed improving market sentiment toward Humana. The equity portion of the Fund purchased audio and electronic systems maker Harman International in November 2013 because our model found the sales multiple and strong price trend attractive. More shares were later purchased as our hedge-fund sentiment reading turned more positive.

In the equity portion of the Fund, we started trimming shares of electronics retailer Best Buy in January after the company reported a decline in holiday sales. We continued to reduce the size of the position as our model found the stock less attractive on the basis of price momentum, sentiment and credit-quality trend. By March, we had exited the position entirely. The equity portion of the Fund also sold out of shares of GameStop during the reporting period. The company’s shares first dropped in January after Sony announced plans to offer web-based games. Later, GameStop shares tumbled after the company cut its earnings forecast, blaming sluggish holiday sales and a reduced profit margin. We sold a portion of the Fund’s equity position in GameStop in February because of poor momentum and sentiment readings. By March, we had sold the entire position.

How did the Fund’s equity sector weightings change during the reporting period?

The biggest increase in sector exposure was in energy. The Fund was already overweight in the energy sector, and added more exposure through purchases of certain refiners and integrated oil companies. Similarly, the Fund was initially overweight consumer staples, and the accumulation of positions in select beverages and drug retailers further increased the Fund’s positive exposure to the sector.

On the other hand, the information technology sector saw the greatest decrease, from an overweight to an underweight position, as the Fund reduced positions in select data processing and semiconductor equipment companies. An overweight position in industrials was trimmed to a modest underweight position, as the Fund reduced exposure to the airlines industry.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2014, the equity portion of the Fund was most substantially overweight in the energy sector, followed by consumer staples and consumer discretionary. As of the same date, the equity portion of the Fund was most substantially underweight in the financials, utilities and materials sectors.

What was the duration4 strategy of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the strategy of the fixed-income portion of the Fund was to maintain a slightly shorter duration than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. We ended the reporting period with a slightly shorter duration than the Index. Over the course of the reporting period, the Fund’s duration positioning detracted modestly from performance. As of April 30, 2014, the effective duration of the fixed-income portion of the Fund was 3.68 years.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Core overweight positions in spread assets5 were maintained throughout the reporting period. Minor adjustments occurred within asset-backed securities as tight valuations led us to pare down this overweight position. Over the course of the reporting period, we selectively increased our allocation to credit. Toward the end of the reporting period, improving fundamentals and favorable supply technicals led us to add to an already overweight position in commercial mortgage-backed securities.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Fund and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds made the strongest positive contribution to the Fund’s performance. Within the corporate sector, overweight positions in the financial and utility segments were the main drivers of outperformance of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Duration and yield-curve6 positioning had a marginally adverse effect on the performance of the fixed-income portion of the Fund during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund did not make any significant purchases and sales during the reporting period. The previously described allocation adjustments—paring our allocation to asset-backed securities and increasing our allocations to credit and to commercial mortgage-backed securities—were relatively minor and were relegated to the normal day-to-day activities of the fixed-income portion of the Fund.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund held overweight allocations in the financial, industrial and utility segments of the corporate sector. Toward the middle of the reporting period, these industry weightings were decreased because of tight valuations. During the second half of the reporting period, the financial and industrial segments were modestly and opportunistically increased. Toward the end of the reporting period, the Fund’s overweight position in commercial mortgage-backed securities was increased because we believed that the sector’s fundamentals and supply technicals had improved.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2014, the fixed-income portion of the Fund was positioned with overweight allocations to spread assets. The overweight position in spread assets was offset by an underweight position in U.S. Treasury securities. As of the same date, the largest overweight allocation within spread assets was in the corporate sector. As of April 30, 2014, the overall duration of the Fund was 3.68 years, which was modestly shorter than the duration of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities that typically trade at a spread to comparable U.S. Treasury issues.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 34.6%† Asset-Backed Securities 2.5%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust
Series 2013-2A, Class A 0.752%, due 8/15/19 (a)(b)	$950,000	$951,096
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.622%, due 9/15/18 (a)	700,000	701,632
Series 2013-4, Class A2 0.702%, due 6/15/20 (a)	400,000	401,077
Navistar Financial Dealer Note Master Trust
Series 2013-2, Class A 0.832%, due 9/25/18 (a)(b)	425,000	426,387

		2,480,192

Automobile 0.2%
Chesapeake Funding LLC
Series 2013-1A, Class A 0.603%, due 1/7/25 (a)(b)	500,000	500,601
Huntington Auto Trust
Series 2012-2, Class A3 0.51%, due 4/17/17	700,000	700,593

		1,201,194

Credit Cards 0.2%
American Express Issuance Trust II
Series 2013-2, Class A 0.582%, due 8/15/19 (a)	275,000	276,210
Citibank Credit Card Issuance Trust
Series 2013-A7, Class A7 0.58%, due 9/10/20 (a)	375,000	376,358
Discover Card Execution Note Trust
Series 2014-A1, Class A1 0.582%, due 7/15/21 (a)	600,000	601,699

		1,254,267

Other ABS 1.8%
Apidos CDO
Series 2013-14A, Class A 1.376%, due 4/15/25 (a)(b)(c)	1,250,000	1,231,250
Ares CLO, Ltd.
Series 2013-2A Class A1 1.478%, due 7/28/25 (a)(b)	1,175,000	1,159,490
Babson CLO, Ltd.
Series 2013-IA, Class A 1.328%, due 4/20/25 (a)(b)	1,300,000	1,284,790
Ballyrock CDO, Ltd.
Series 2013-1A, Class A 1.415%, due 5/20/25 (a)(b)	1,000,000	988,490

	Principal Amount	Value
Other ABS (continued)
Carlyle Global Market Strategies
Series 2013-3A, Class A1A 1.346%, due 7/15/25 (a)(b)	$800,000	$784,896
Cent CLO, L.P.
Series 2013-18A, Class A 1.346%, due 7/23/25 (a)(b)	1,000,000	986,840
CNH Equipment Trust
Series 2012-C, Class A3 0.57%, due 12/15/17	500,000	500,527
Dryden Senior Loan Fund
Series 2014-31A, Class A 1.62%, due 4/18/26 (a)(b)(c)	820,000	815,900
Jamestown CLO, Ltd.
Series 2013-3A, Class A1A 1.693%, due 1/15/26 (a)(b)(c)	1,100,000	1,094,500
Nomad CLO, Ltd.
Series 2013-1A, Class A1 1.426%, due 1/15/25 (a)(b)	800,000	787,760
Octagon Investment Partners XVII, Ltd.
Series 2013-1A, Class A1 1.569%, due 10/25/25 (a)(b)(c)	1,150,000	1,142,237
OHA Loan Funding, Ltd.
Series 2013-1A, Class A 1.476%, due 7/23/25 (a)(b)	1,200,000	1,186,788
Race Point CLO, Ltd.
Series 2013-8A, Class A 1.485%, due 2/20/25 (a)(b)	780,000	774,618
Sheridan Square CLO, Ltd.
Series 2013-1A, Class A2 1.396%, due 4/15/25 (a)(b)	800,000	792,864

		13,530,950

Total Asset-Backed Securities (Cost $18,577,607)		18,466,603

Corporate Bonds 15.0%
Aerospace & Defense 0.3%
BAE Systems PLC 3.50%, due 10/11/16 (b)	350,000	365,223
General Dynamics Corp. 2.25%, due 7/15/16	200,000	206,657
Northrop Grumman Corp. 3.25%, due 8/1/23	450,000	439,508
United Technologies Corp. 1.80%, due 6/1/17	950,000	967,038

		1,978,426

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 0.2%
Daimler Finance North America LLC 2.375%, due 8/1/18 (b)	$375,000	$380,672
3.875%, due 9/15/21 (b)	500,000	531,487
Volkswagen International Finance N.V. 1.15%, due 11/20/15 (b)	250,000	251,511

		1,163,670

Banks 5.2%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	725,000	755,106
American Express Bank FSB 6.00%, due 9/13/17	625,000	717,719
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	650,000	652,145
♦Bank of America Corp. 2.00%, due 1/11/18	900,000	901,561
2.65%, due 4/1/19	800,000	803,634
4.00%, due 4/1/24	950,000	954,786
4.10%, due 7/24/23	1,240,000	1,266,929
5.65%, due 5/1/18	925,000	1,049,235
BB&T Corp. 0.897%, due 2/1/19 (a)	1,150,000	1,155,880
1.093%, due 6/15/18 (a)	725,000	735,894
1.45%, due 1/12/18	300,000	296,898
Citigroup, Inc. 4.587%, due 12/15/15	490,000	519,005
5.375%, due 8/9/20	700,000	792,915
6.00%, due 8/15/17	400,000	453,180
6.01%, due 1/15/15	68,000	70,533
Commonwealth Bank of Australia 0.735%, due 9/20/16 (a)(b)	750,000	753,739
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	675,000	682,472
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	197,659
Goldman Sachs Group, Inc. (The) 1.336%, due 11/15/18 (a)	700,000	707,105
2.375%, due 1/22/18	1,565,000	1,583,040
5.375%, due 3/15/20	450,000	504,961
6.00%, due 6/15/20	175,000	202,305
HSBC Bank PLC 4.125%, due 8/12/20 (b)	1,150,000	1,227,191
HSBC Holdings PLC 4.25%, due 3/14/24	425,000	429,498
HSBC USA, Inc. 1.114%, due 9/24/18 (a)	400,000	405,006
Huntington Bancshares, Inc. 2.60%, due 8/2/18	1,065,000	1,074,187
ING Bank N.V. 5.80%, due 9/25/23 (b)	1,415,000	1,551,378

	Principal Amount	Value
Banks (continued)
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	$975,000	$984,933
5.25%, due 1/12/24	1,000,000	1,060,899
JPMorgan Chase & Co. 3.375%, due 5/1/23	1,000,000	957,011
4.50%, due 1/24/22	750,000	811,510
Korea Development Bank (The) 1.50%, due 1/22/18	200,000	195,658
3.875%, due 5/4/17	400,000	424,856
Mizuho Bank, Ltd. 2.45%, due 4/16/19 (b)	950,000	952,610
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (b)	775,000	790,911
♦Morgan Stanley 4.10%, due 5/22/23	850,000	844,417
4.875%, due 11/1/22	575,000	606,770
5.50%, due 1/26/20	1,130,000	1,280,036
5.625%, due 9/23/19	600,000	684,117
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	1,325,000	1,353,253
Santander UK PLC 5.00%, due 11/7/23 (b)	1,905,000	2,011,539
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	1,200,000	1,190,772
Societe Generale S.A. 1.313%, due 10/1/18 (a)	675,000	677,563
2.75%, due 10/12/17	350,000	361,813
Sumitomo Mitsui Trust Bank, Ltd. 1.013%, due 9/16/16 (a)(b)	475,000	478,575
Swedbank AB 1.75%, due 3/12/18 (b)	950,000	943,074
Union Bank N.A. 0.985%, due 9/26/16 (a)	250,000	252,681
Wells Fargo & Co. 4.125%, due 8/15/23	575,000	586,413

		37,893,372

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc. 2.15%, due 2/1/19	800,000	803,560
Anheuser-Busch InBev Worldwide, Inc. 4.375%, due 2/15/21	300,000	328,243
Diageo Capital PLC 1.50%, due 5/11/17	250,000	252,784
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	575,000	593,321

		1,977,908

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	250,000	262,795

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.4%
Airgas, Inc. 2.375%, due 2/15/20	$750,000	$718,320
Dow Chemical Co. (The) 5.70%, due 5/15/18	144,000	163,439
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	1,010,074
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,053,713

		2,945,546

Computers 0.2%
Hewlett-Packard Co. 2.75%, due 1/14/19	1,350,000	1,371,986

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	150,000	152,509

Diversified Financial Services 0.3%
General Electric Capital Corp. 2.30%, due 4/27/17	775,000	799,322
5.50%, due 1/8/20	525,000	605,707
6.00%, due 8/7/19	750,000	884,948

		2,289,977

Electric 1.2%
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	358,277
Dayton Power & Light Co. (The) 1.875%, due 9/15/16 (b)	275,000	280,028
Electricite de France 2.15%, due 1/22/19 (b)	700,000	703,100
Entergy Louisiana LLC 1.875%, due 12/15/14	150,000	151,290
3.30%, due 12/1/22	150,000	151,140
Entergy Mississippi, Inc. 3.10%, due 7/1/23	150,000	146,507
FirstEnergy Corp. 4.25%, due 3/15/23	875,000	859,888
GDF Suez 1.625%, due 10/10/17 (b)	450,000	451,970
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	227,651
5.292%, due 6/15/22 (d)	190,000	213,460
Hydro-Quebec 2.00%, due 6/30/16	550,000	565,664
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,222,151

	Principal Amount	Value
Electric (continued)
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	$250,000	$251,471
1.339%, due 9/1/15	1,000,000	1,008,284
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	325,000	311,345
NiSource Finance Corp. 4.45%, due 12/1/21	400,000	425,754
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	511,420
PPL Capital Funding, Inc. 3.50%, due 12/1/22	400,000	398,592
4.20%, due 6/15/22	300,000	315,624
Westar Energy, Inc. 6.00%, due 7/1/14	400,000	403,500

		8,957,116

Electronics 0.2%
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	1,355,000	1,368,268

Finance—Auto Loans 0.2%
American Honda Finance Corp. 0.73%, due 10/7/16 (a)	225,000	226,795
Ford Motor Credit Co. LLC 2.375%, due 1/16/18	1,100,000	1,115,770

		1,342,565

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	725,000	746,239

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.25%, due 12/2/14	150,000	150,886
1.70%, due 1/15/20	675,000	652,414
2.80%, due 9/18/17	150,000	157,426
5.75%, due 9/10/18	150,000	174,183

		1,134,909

Finance—Credit Card 0.2%
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,540,000	1,540,614

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	400,000	409,308

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	450,000	443,158

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.4%
Ingredion, Inc. 1.80%, due 9/25/17	$250,000	$245,516
4.625%, due 11/1/20	650,000	692,869
Mondelez International, Inc. 4.125%, due 2/9/16	1,425,000	1,508,499
Safeway, Inc. 3.40%, due 12/1/16	750,000	787,991

		3,234,875

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	205,317

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	177,411

Health Care—Products 0.0%‡
Zimmer Holdings, Inc. 1.40%, due 11/30/14	325,000	326,442

Insurance 0.9%
American International Group, Inc. 4.125%, due 2/15/24	625,000	654,036
Assurant, Inc. 2.50%, due 3/15/18	850,000	850,901
Five Corners Funding Trust 4.419%, due 11/15/23 (b)	750,000	783,291
Markel Corp. 3.625%, due 3/30/23	625,000	617,824
MetLife, Inc. 1.756%, due 12/15/17	350,000	352,976
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (b)	750,000	753,535
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	250,000	276,887
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	574,444
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	325,000	319,151
Voya Financial, Inc. 2.90%, due 2/15/18	1,100,000	1,134,993

		6,318,038

Iron & Steel 0.2%
ArcelorMittal 4.25%, due 2/25/15	250,000	255,000
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	353,034

	Principal Amount	Value
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$550,000	$556,020

		1,164,054

Media 0.3%
COX Communications, Inc. 5.45%, due 12/15/14	192,000	197,649
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	300,000	313,683
4.45%, due 4/1/24	875,000	887,723
Time Warner Cable, Inc. 4.00%, due 9/1/21	500,000	531,358
Viacom, Inc. 1.25%, due 2/27/15	400,000	402,723

		2,333,136

Mining 0.5%
Barrick Gold Corp. 4.10%, due 5/1/23	1,665,000	1,621,275
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	450,000	462,295
Rio Tinto Finance USA PLC 1.073%, due 6/17/16 (a)	625,000	631,472
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	475,000	489,258
3.50%, due 11/2/20	515,000	532,219

		3,736,519

Oil & Gas 0.6%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	800,000	891,602
Apache Corp. 3.625%, due 2/1/21	375,000	396,759
BP Capital Markets PLC 1.846%, due 5/5/17	225,000	229,314
Petrobras International Finance Co. 2.875%, due 2/6/15	625,000	631,875
5.375%, due 1/27/21	1,000,000	1,024,119
Petroleos Mexicanos 3.125%, due 1/23/19 (b)	300,000	307,125
3.50%, due 1/30/23	300,000	284,250
Plains Exploration & Production Co. 6.75%, due 2/1/22	200,000	223,250
Rowan Companies., Inc. 4.75%, due 1/15/24	450,000	460,737
Statoil ASA 3.125%, due 8/17/17	125,000	131,756
Total Capital International S.A. 1.55%, due 6/28/17	200,000	202,319

		4,783,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	$125,000	$126,143

Packaging & Containers 0.3%
Bemis Co., Inc. 5.65%, due 8/1/14	775,000	784,475
Packaging Corp of America 4.50%, due 11/1/23	1,480,000	1,554,514

		2,338,989

Pharmaceuticals 0.3%
McKesson Corp. 3.796%, due 3/15/24	875,000	884,721
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	570,388
Sanofi 4.00%, due 3/29/21	475,000	512,146

		1,967,255

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	950,000	992,439
Enterprise Products Operating LLC 1.25%, due 8/13/15	250,000	251,584
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	800,000	1,031,814
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	437,130
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	525,000	489,261

		3,202,228

Real Estate 0.0%‡
WEA Finance LLC / WT Finance Australia Property, Ltd. 5.75%, due 9/2/15 (b)	250,000	266,040

Real Estate Investment Trusts 1.1%
ARC Properties Operating Partnership L.P. / Clark Acquisition LLC 3.00%, due 2/6/19 (b)	1,125,000	1,127,390
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,680,277
DDR Corp. 4.75%, due 4/15/18	800,000	869,378
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	643,983
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	371,890

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Liberty Property, L.P. 4.40%, due 2/15/24	$275,000	$284,572
National Retail Properties, Inc. 6.25%, due 6/15/14	225,000	226,267
ProLogis, L.P. 4.25%, due 8/15/23	1,180,000	1,218,628
6.625%, due 5/15/18	1,372,000	1,599,549

		8,021,934

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	500,000	556,620

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	525,000	526,197

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	500,000	538,449

Telecommunications 0.5%
Orange S.A. 2.75%, due 9/14/16	325,000	337,693
2.75%, due 2/6/19	475,000	483,903
Verizon Communications, Inc. 2.00%, due 11/1/16	300,000	307,295
3.45%, due 3/15/21	650,000	664,585
5.15%, due 9/15/23	1,415,000	1,559,805
Vodafone Group PLC 1.25%, due 9/26/17	350,000	347,075

		3,700,356

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	300,000	297,750

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	442,296

Total Corporate Bonds (Cost $107,191,000)		110,241,521

Foreign Government Bonds 0.6%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	950,000	943,369
Province of Quebec 3.50%, due 7/29/20	400,000	423,652

		1,367,021

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Sovereign 0.4%
Brazilian Government International Bond 2.625%, due 1/5/23	$500,000	$453,750
Italy Government International Bond 4.75%, due 1/25/16	500,000	532,985
Poland Government International Bond 5.00%, due 3/23/22	150,000	163,313
Romanian Government International Bond 4.375%, due 8/22/23 (b)	750,000	759,375
Russian Federation 3.50%, due 1/16/19 (b)	600,000	580,500
Turkey Government International Bond 6.75%, due 4/3/18	275,000	308,412

		2,798,335

Total Foreign Government Bonds (Cost $4,189,847)		4,165,356

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class A 1.302%, due 8/15/26 (a)(b)	738,606	738,693
Commercial Mortgage Pass Through Certificates
Series 2013-THL, Class A2 1.203%, due 6/8/30 (a)(b)	800,000	800,545
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	622,079
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	511,037
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	390,631	421,488
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	600,000	622,696
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	656,617
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	515,127
Series 2013-C12, Class A4 (a) 4.259%, due 10/15/46	600,000	638,261

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I, Inc.
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	$600,000	$660,183
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class A4 5.308%, due 11/15/48	98,563	107,441

Total Mortgage-Backed Securities (Cost $6,327,406)		6,294,167

U.S. Government & Federal Agencies 15.6%
Federal Home Loan Bank 0.2%
1.30%, due 6/5/18	375,000	373,259
1.375%, due 5/28/14	1,000,000	1,000,992

		1,374,251

♦Federal Home Loan Mortgage Corporation 1.0%
0.75%, due 1/12/18	1,000,000	979,772
0.875%, due 3/7/18	600,000	588,534
1.00%, due 9/27/17	225,000	223,989
1.00%, due 9/29/17	750,000	746,918
1.125%, due 5/25/18	600,000	590,142
1.20%, due 6/12/18	650,000	638,333
1.75%, due 9/10/15	1,000,000	1,020,789
1.75%, due 5/30/19	550,000	548,997
2.375%, due 1/13/22	1,950,000	1,920,502

		7,257,976

♦Federal National Mortgage Association 0.6%
0.375%, due 3/16/15	1,250,000	1,252,722
0.875%, due 2/8/18	2,150,000	2,112,121
0.875%, due 5/21/18	450,000	439,340
1.00%, due 12/28/17	300,000	296,345
1.00%, due 2/15/18	650,000	638,832

		4,739,360

♦United States Treasury Notes 13.8%
0.25%, due 4/15/16	7,590,000	7,567,761
0.375%, due 2/15/16	5,450,000	5,454,256
0.375%, due 3/31/16	400,000	399,953
0.50%, due 6/15/16	1,425,000	1,425,779
0.625%, due 7/15/16	2,400,000	2,405,626
0.625%, due 8/15/16	575,000	575,944
0.625%, due 11/15/16	5,100,000	5,094,023
0.625%, due 12/15/16	825,000	823,195
0.625%, due 2/15/17	1,625,000	1,617,891
0.75%, due 1/15/17	4,350,000	4,350,000
0.75%, due 3/15/17	5,000,000	4,990,625
0.875%, due 9/15/16	5,100,000	5,133,869
0.875%, due 4/15/17	4,000,000	4,002,500
1.00%, due 5/31/18	3,590,000	3,537,554
1.25%, due 10/31/18	575,000	567,947

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
1.25%, due 11/30/18	$2,995,000	$2,952,884
1.375%, due 6/30/18	2,925,000	2,921,572
1.375%, due 9/30/18	1,675,000	1,665,839
1.50%, due 12/31/18	1,935,000	1,926,987
1.50%, due 2/28/19	1,790,000	1,778,533
1.625%, due 3/31/19	7,670,000	7,656,217
1.625%, due 4/30/19	8,300,000	8,277,955
1.625%, due 11/15/22	5,600	5,219
1.75%, due 10/31/20	5,800,000	5,664,518
2.00%, due 7/31/20	2,800,000	2,792,782
2.00%, due 9/30/20	1,800,000	1,788,610
2.00%, due 2/28/21	2,400,000	2,368,313
2.125%, due 1/31/21	2,175,000	2,166,165
2.25%, due 7/31/18	55,000	56,869
2.25%, due 3/31/21	1,500,000	1,502,929
2.375%, due 12/31/20	1,700,000	1,722,445
2.75%, due 11/15/23	4,515,000	4,564,385
2.75%, due 2/15/24	3,320,000	3,349,050

		101,108,195

Total U.S. Government & Federal Agencies (Cost $114,547,396)		114,479,782

Yankee Bond 0.1% (e)
Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	400,000	405,578

Total Yankee Bond (Cost $398,392)		405,578

Total Long-Term Bonds (Cost $251,231,648)		254,053,007

	Shares
Common Stocks 60.0%
Advertising 0.2%
Interpublic Group of Cos., Inc. (The)	70,716	1,231,873

Aerospace & Defense 1.2%
Alliant Techsystems, Inc.	4,239	611,349
Exelis, Inc.	29,615	549,062
General Dynamics Corp.	10,734	1,174,836
L-3 Communications Holdings, Inc.	24,035	2,772,918
Northrop Grumman Corp.	9,647	1,172,207
Raytheon Co.	12,118	1,157,027
Spirit AeroSystems Holdings, Inc. Class A (f)	23,572	707,867
United Technologies Corp.	8,756	1,036,097

		9,181,363

	Shares	Value
Agriculture 0.7%
Archer-Daniels-Midland Co.	26,883	$1,175,593
Bunge, Ltd.	36,884	2,937,811
Reynolds American, Inc.	15,942	899,607

		5,013,011

Airlines 1.2%
Alaska Air Group, Inc.	18,619	1,751,675
Delta Air Lines, Inc.	92,195	3,395,542
Southwest Airlines Co.	140,371	3,392,767

		8,539,984

Apparel 0.3%
Deckers Outdoor Corp. (f)	23,725	1,873,089

Auto Manufacturers 0.6%
Ford Motor Co.	55,619	898,247
General Motors Co.	30,284	1,044,192
Oshkosh Corp.	38,733	2,150,069
PACCAR, Inc.	10,011	640,504

		4,733,012

Auto Parts & Equipment 0.5%
Johnson Controls, Inc.	26,329	1,188,491
Lear Corp.	27,995	2,325,265
TRW Automotive Holdings Corp. (f)	3,118	250,531

		3,764,287

Banks 3.4%
♦Bank of America Corp.	58,831	890,701
Bank of New York Mellon Corp.	30,437	1,030,901
BB&T Corp.	27,649	1,032,137
Capital One Financial Corp.	15,809	1,168,285
CIT Group, Inc.	48,816	2,101,529
Citigroup, Inc.	21,373	1,023,980
City National Corp.	447	32,439
Comerica, Inc.	27,960	1,348,790
Fifth Third Bancorp	138,285	2,850,054
First Republic Bank	23,226	1,178,952
Goldman Sachs Group, Inc. (The)	5,665	905,380
JPMorgan Chase & Co.	20,715	1,159,626
KeyCorp	220,282	3,004,646
M&T Bank Corp.	164	20,010
♦Morgan Stanley	29,376	908,600
Northern Trust Corp.	37	2,229
PNC Financial Services Group, Inc.	10,747	903,178
State Street Corp.	18,062	1,166,083
SunTrust Banks, Inc.	62,784	2,402,116
U.S. Bancorp	22,099	901,197
Wells Fargo & Co.	18,123	899,626

		24,930,459

Beverages 0.4%
Constellation Brands, Inc. Class A (f)	748	59,721

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Beverages (continued)
Molson Coors Brewing Co. Class B	43,724	$2,622,128

		2,681,849

Biotechnology 0.0%‡
Charles River Laboratories International, Inc. (f)	2,974	159,763

Chemicals 1.2%
Air Products & Chemicals, Inc.	7,654	899,498
Cabot Corp.	17,196	993,929
CF Industries Holdings, Inc.	12,900	3,162,693
Dow Chemical Co. (The)	23,863	1,190,764
Huntsman Corp.	15,609	391,006
Kronos Worldwide, Inc.	14,055	219,961
Mosaic Co. (The)	20,611	1,031,374
PPG Industries, Inc.	6,020	1,165,592

		9,054,817

Commercial Services 1.0%
Aaron’s, Inc.	15,112	445,351
Apollo Education Group, Inc. (f)	32,171	928,455
Booz Allen Hamilton Holding Corp.	72,197	1,677,858
DeVry Education Group, Inc.	42,068	1,894,322
Leidos Holdings, Inc.	1,935	72,059
ManpowerGroup, Inc.	2,535	206,197
R.R. Donnelley & Sons Co.	104,796	1,844,410
Towers Watson & Co. Class A	2,800	314,216

		7,382,868

Computers 2.5%
Apple, Inc.	1,961	1,157,166
Brocade Communications Systems, Inc. (f)	217,384	2,023,845
Computer Sciences Corp.	43,737	2,588,356
DST Systems, Inc.	7,823	721,202
EMC Corp.	45,736	1,179,989
Hewlett-Packard Co.	35,259	1,165,663
Lexmark International, Inc. Class A	44,781	1,925,583
Riverbed Technology, Inc. (f)	65,827	1,280,335
SanDisk Corp.	29,031	2,466,764
Western Digital Corp.	41,492	3,656,690

		18,165,593

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)	10,875	897,731

Distribution & Wholesale 0.3%
Genuine Parts Co.	55	4,792
Ingram Micro, Inc. Class A (f)	44,712	1,205,435
WESCO International, Inc. (f)	12,727	1,117,176

		2,327,403

	Shares	Value
Diversified Financial Services 0.2%
Artisan Partners Asset Management, Inc. Class A	28,757	$1,669,919
Blackhawk Network Holdings, Inc. Class B (f)	2,654	61,122

		1,731,041

Electric 4.5%
AES Corp. (The)	184,745	2,669,565
Ameren Corp.	66,720	2,756,203
American Electric Power Co., Inc.	19,104	1,027,986
CMS Energy Corp.	79,509	2,409,918
Consolidated Edison, Inc.	1,785	103,584
Dominion Resources, Inc.	12,373	897,538
DTE Energy Co.	37,421	2,924,077
Duke Energy Corp.	12,029	896,040
Edison International	65,563	3,708,243
Entergy Corp.	36,495	2,645,888
Exelon Corp.	28,451	996,639
MDU Resources Group, Inc.	25,333	897,295
NextEra Energy, Inc.	9,151	913,727
Northeast Utilities	4,370	206,526
NRG Energy, Inc.	2,846	93,121
PG&E Corp.	19,769	901,071
Pinnacle West Capital Corp.	7,056	394,783
PPL Corp.	19,154	638,594
♦Public Service Enterprise Group, Inc.	98,205	4,023,459
Southern Co. (The)	19,339	886,306
Wisconsin Energy Corp.	10,712	519,318
Xcel Energy, Inc.	70,494	2,246,644

		32,756,525

Electrical Components & Equipment 0.4%
Emerson Electric Co.	15,126	1,031,291
Energizer Holdings, Inc.	17,195	1,920,509

		2,951,800

Electronics 0.3%
Agilent Technologies, Inc.	2,660	143,746
Tech Data Corp. (f)	15,002	937,475
Thermo Fisher Scientific, Inc.	7,820	891,480

		1,972,701

Engineering & Construction 0.1%
AECOM Technology Corp. (f)	26,405	856,050

Entertainment 0.1%
Gaming and Leisure Properties, Inc.	11,767	432,438
Regal Entertainment Group Class A	9,719	182,717

		615,155

Environmental Controls 0.2%
Covanta Holding Corp.	24,560	453,132
Waste Management, Inc.	23,442	1,041,997

		1,495,129

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Finance—Credit Card 0.1%
Discover Financial Services	18,466	$1,032,249

Finance—Investment Banker/Broker 0.6%
Charles Schwab Corp. (The)	33,731	895,558
Interactive Brokers Group, Inc. Class A	80,655	1,927,654
Raymond James Financial, Inc.	26,315	1,307,856

		4,131,068

Finance—Other Services 0.4%
CME Group, Inc.	12,657	890,926
NASDAQ OMX Group, Inc. (The)	57,151	2,108,872

		2,999,798

Food 0.9%
Kellogg Co.	13,377	893,985
Mondelez International, Inc. Class A	32,640	1,163,616
Safeway, Inc.	11,115	378,577
Sysco Corp.	28,404	1,034,758
Tyson Foods, Inc. Class A	69,316	2,909,192

		6,380,128

Forest Products & Paper 0.3%
Domtar Corp.	19,738	1,842,740
International Paper Co.	320	14,928

		1,857,668

Gas 1.1%
AGL Resources, Inc.	32,196	1,738,584
CenterPoint Energy, Inc.	68,107	1,686,329
Sempra Energy	9,127	900,014
UGI Corp.	48,909	2,283,561
Vectren Corp.	36,942	1,498,737

		8,107,225

Hand & Machine Tools 0.1%
Regal-Beloit Corp.	7,540	563,464

Health Care—Products 1.0%
Boston Scientific Corp. (f)	123,297	1,554,775
CareFusion Corp. (f)	966	37,732
Covidien PLC	14,629	1,042,316
Hill-Rom Holdings, Inc.	46,263	1,728,386
Hospira, Inc. (f)	19,065	873,177
Medtronic, Inc.	17,506	1,029,703
Stryker Corp.	13,213	1,027,311

		7,293,400

Health Care—Services 1.7%
Aetna, Inc.	16,493	1,178,425
Cigna Corp.	7,586	607,184
Community Health Systems, Inc. (f)	17,961	680,542
HCA Holdings, Inc. (f)	60,514	3,146,728

	Shares	Value
Health Care—Services (continued)
Humana, Inc.	32,143	$3,527,694
LifePoint Hospitals, Inc. (f)	22,289	1,246,401
UnitedHealth Group, Inc.	15,454	1,159,668
Universal Health Services, Inc. Class B	136	11,123
WellPoint, Inc.	12,182	1,226,484

		12,784,249

Holding Company—Diversified 0.0%‡
Leucadia National Corp.	3,446	87,942

Home Builders 0.0%‡
NVR, Inc. (f)	149	160,473

Home Furnishing 0.7%
Harman International Industries, Inc.	23,144	2,536,814
Whirlpool Corp.	16,659	2,555,157

		5,091,971

Household Products & Wares 0.1%
Kimberly-Clark Corp.	9,264	1,039,884

Insurance 5.9%
ACE, Ltd.	10,033	1,026,577
Aflac, Inc.	16,246	1,018,949
Alleghany Corp. (f)	3,330	1,358,573
Allied World Assurance Co. Holdings, A.G.	1,821	196,104
Allstate Corp. (The)	18,093	1,030,396
American Financial Group, Inc.	6,093	356,014
American International Group, Inc.	22,006	1,169,179
American National Insurance Co.	6,466	726,843
Arch Capital Group, Ltd. (f)	7,701	441,421
Aspen Insurance Holdings, Ltd.	47,323	2,166,447
Assurant, Inc.	25,345	1,708,507
Axis Capital Holdings, Ltd.	45,115	2,064,011
Berkshire Hathaway, Inc. Class B (f)	8,011	1,032,217
Chubb Corp. (The)	11,203	1,031,572
CNA Financial Corp.	17,184	703,685
Endurance Specialty Holdings, Ltd.	16,755	851,489
Everest Re Group, Ltd.	16,040	2,534,801
Fidelity National Financial, Inc. Class A	62,485	2,010,767
Genworth Financial, Inc. Class A (f)	127,618	2,277,981
Hanover Insurance Group, Inc. (The)	9,176	536,337
Hartford Financial Services Group, Inc. (The)	1,256	45,053
Kemper Corp.	14,495	571,248
Lincoln National Corp.	52,683	2,555,652
Loews Corp.	20,337	894,218
Marsh & McLennan Cos., Inc.	18,173	896,111
MetLife, Inc.	17,294	905,341
Old Republic International Corp.	73,269	1,213,335
PartnerRe, Ltd.	22,113	2,330,710
Protective Life Corp.	14,884	761,317

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Prudential Financial, Inc.	11,104	$895,871
RenaissanceRe Holdings, Ltd.	8,895	900,263
StanCorp Financial Group, Inc.	26,921	1,644,873
Travelers Companies, Inc. (The)	12,784	1,157,975
Unum Group	24,164	802,728
Validus Holdings, Ltd.	26,483	981,725
Voya Financial, Inc.	41,766	1,478,099
White Mountains Insurance Group, Ltd.	1,255	748,306

		43,024,695

Internet 0.5%
AOL, Inc. (f)	47,858	2,048,801
Twitter, Inc. (f)	24,152	941,203
Yahoo!, Inc. (f)	25,022	899,541

		3,889,545

Investment Management/Advisory Services 0.4%
BlackRock, Inc.	3,424	1,030,624
Invesco, Ltd.	957	33,696
Legg Mason, Inc.	45,898	2,152,157

		3,216,477

Iron & Steel 0.1%
Nucor Corp.	1,639	84,818
United States Steel Corp.	37,606	978,508

		1,063,326

Leisure Time 0.3%
Carnival Corp.	29,391	1,155,360
Royal Caribbean Cruises, Ltd.	25,135	1,335,423

		2,490,783

Lodging 0.2%
MGM Resorts International (f)	60,920	1,537,012

Machinery—Construction & Mining 0.2%
Caterpillar, Inc.	11,035	1,163,088
Joy Global, Inc.	3,054	184,401

		1,347,489

Machinery—Diversified 0.2%
AGCO Corp.	22	1,225
Cummins, Inc.	7,706	1,162,452

		1,163,677

Media 1.8%
CBS Corp. Class B	15,606	901,403
Comcast Corp. Class A	22,544	1,166,877
Graham Holdings Co. Class B	1,130	758,490
John Wiley & Sons, Inc. Class A	33,821	1,943,355
Liberty Global PLC Class A (f)	13,075	520,646
Liberty Global PLC Class C (f)	13,565	521,303
McGraw Hill Financial, Inc.	11,151	824,393

	Shares	Value
Media (continued)
News Corp. Class A (f)	67,528	$1,149,326
Sirius XM Holdings, Inc. (f)	335,304	1,069,620
Starz Class A (f)	21,580	696,387
Thomson Reuters Corp.	29,554	1,069,264
Time Warner, Inc.	13,848	920,338
Twenty-First Century Fox, Inc. Class A	28,009	896,848
Walt Disney Co. (The)	13,088	1,038,402

		13,476,652

Mining 0.6%
Alcoa, Inc.	246,276	3,317,338
Freeport-McMoRan Copper & Gold, Inc.	26,032	894,720
Newmont Mining Corp.	2,829	70,244

		4,282,302

Miscellaneous—Manufacturing 1.3%
3M Co.	7,483	1,040,811
AO Smith Corp.	8,033	375,623
Carlisle Companies, Inc.	5,628	462,903
Danaher Corp.	14,024	1,029,081
Dover Corp.	4,841	418,262
Eaton Corp. PLC	12,426	902,625
General Electric Co.	33,504	900,923
Illinois Tool Works, Inc.	12,142	1,034,863
Ingersoll-Rand PLC	8,646	517,031
Parker Hannifin Corp.	2,280	289,286
Pentair, Ltd.	531	39,448
Textron, Inc.	1,146	46,871
Trinity Industries, Inc.	32,090	2,408,675

		9,466,402

Office & Business Equipment 0.3%
Pitney Bowes, Inc.	78,479	2,103,237
Xerox Corp.	15,589	188,471

		2,291,708

Oil & Gas 5.5%
Anadarko Petroleum Corp.	11,607	1,149,325
Apache Corp.	11,719	1,017,209
Chesapeake Energy Corp.	125,097	3,596,539
Chevron Corp.	8,171	1,025,624
Cimarex Energy Co.	15,402	1,834,686
ConocoPhillips	13,783	1,024,215
Denbury Resources, Inc.	3,578	60,182
Devon Energy Corp.	14,604	1,022,280
EOG Resources, Inc.	10,332	1,012,536
Exxon Mobil Corp.	10,146	1,039,052
Hess Corp.	11,694	1,042,637
HollyFrontier Corp.	24,411	1,283,775
Marathon Oil Corp.	31,495	1,138,544
Marathon Petroleum Corp.	12,444	1,156,670
Murphy Oil Corp.	20,032	1,270,630
Nabors Industries, Ltd.	101,395	2,587,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil & Gas (continued)
Newfield Exploration Co. (f)	51,687	$1,749,605
Noble Energy, Inc.	10,209	732,802
Occidental Petroleum Corp.	11,996	1,148,617
Patterson-UTI Energy, Inc.	69,707	2,267,569
PBF Energy, Inc. Class A	16,272	500,852
Phillips 66	13,876	1,154,761
QEP Resources, Inc.	659	20,225
Rowan Cos. PLC Class A (f)	51,746	1,599,986
SandRidge Energy, Inc. (f)	202,001	1,385,727
Tesoro Corp.	45,480	2,560,069
Unit Corp. (f)	26,937	1,776,495
Valero Energy Corp.	20,446	1,168,898
Whiting Petroleum Corp. (f)	35,060	2,584,623
WPX Energy, Inc. (f)	10,990	233,867

		40,145,600

Oil & Gas Services 0.7%
Baker Hughes, Inc.	16,709	1,167,959
MRC Global, Inc. (f)	66,582	1,943,528
National Oilwell Varco, Inc.	14,877	1,168,291
RPC, Inc.	30,904	686,996

		4,966,774

Pharmaceuticals 2.3%
Abbott Laboratories	23,263	901,209
Bristol-Myers Squibb Co.	18,178	910,536
♦Cardinal Health, Inc.	60,906	4,233,576
Eli Lilly & Co.	19,492	1,151,977
Express Scripts Holding Co. (f)	16,365	1,089,582
Forest Laboratories, Inc. (f)	28,825	2,649,306
Johnson & Johnson	10,188	1,031,942
Mallinckrodt PLC (f)	13,069	930,905
Merck & Co., Inc.	19,791	1,158,961
Omnicare, Inc.	19,385	1,148,949
Pfizer, Inc.	36,592	1,144,598
Quintiles Transnational Holdings, Inc. (f)	1,143	53,869
VCA Antech, Inc. (f)	13,414	410,871

		16,816,281

Pipelines 0.4%
Kinder Morgan, Inc.	27,152	886,784
Spectra Energy Corp.	22,658	899,749
Williams Cos., Inc. (The)	21,245	895,902

		2,682,435

Real Estate 0.0%‡
Realogy Holdings Corp. (f)	4,322	181,740

Real Estate Investment Trusts 4.8%
Apartment Investment & Management Co. Class A	30,852	951,167

	Shares	Value
Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc.	5,208	$711,152
BioMed Realty Trust, Inc.	43,740	914,166
Boston Properties, Inc.	2,825	330,921
Brandywine Realty Trust	547	7,959
Brixmor Property Group, Inc.	24,373	535,231
Camden Property Trust	10,344	708,461
Chimera Investment Corp.	2,836	8,763
Corporate Office Properties Trust	12,363	330,710
Duke Realty Corp.	133,418	2,337,483
Equity Lifestyle Properties, Inc.	43,003	1,800,536
Equity Residential	15,113	898,317
HCP, Inc.	7,871	329,480
Health Care REIT, Inc.	17,972	1,133,854
Home Properties, Inc.	32,406	1,996,210
Hospitality Properties Trust	73,829	2,218,561
Host Hotels & Resorts, Inc.	162,142	3,477,946
Jones Lang LaSalle, Inc.	8,420	975,794
Kimco Realty Corp.	72,483	1,661,310
Mack-Cali Realty Corp.	88,178	1,796,186
Piedmont Office Realty Trust, Inc. Class A	9,503	167,348
ProLogis, Inc.	12,727	517,098
Public Storage	5,095	894,223
Retail Properties of America, Inc. Class A	73,957	1,059,064
Senior Housing Properties Trust	43,642	1,024,278
Simon Property Group, Inc.	5,205	901,506
SL Green Realty Corp.	1,413	147,955
Starwood Property Trust, Inc.	21,082	507,022
Taubman Centers, Inc.	20,404	1,486,227
UDR, Inc.	67,019	1,733,111
Ventas, Inc.	4,095	270,598
Vornado Realty Trust	32,900	3,375,540

		35,208,177

Retail 2.0%
Big Lots, Inc. (f)	4,663	184,189
CST Brands, Inc.	60,677	1,979,891
CVS Caremark Corp.	14,010	1,018,807
Darden Restaurants, Inc.	7,106	353,239
Dillard’s, Inc. Class A	8,215	804,495
Guess?, Inc.	1,328	35,736
Kohl’s Corp.	33,632	1,842,697
Macy’s, Inc.	37,911	2,177,229
Target Corp.	16,610	1,025,667
Wal-Mart Stores, Inc.	11,253	896,977
Walgreen Co.	15,290	1,038,191
Wendy’s Co. (The)	209,110	1,737,704
World Fuel Services Corp.	29,803	1,357,229

		14,452,051

Savings & Loans 0.1%
New York Community Bancorp, Inc.	4,509	69,484
People’s United Financial, Inc.	563	8,040

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Savings & Loans (continued)
Washington Federal, Inc.	43,811	$945,441

		1,022,965

Semiconductors 1.9%
Broadcom Corp. Class A	37,899	1,167,668
Fairchild Semiconductor International, Inc. (f)	130,916	1,666,561
First Solar, Inc. (f)	32,889	2,219,679
Intel Corp.	43,888	1,171,371
♦Micron Technology, Inc. (f)	182,143	4,757,575
NVIDIA Corp.	34,554	638,212
ON Semiconductor Corp. (f)	2,527	23,779
Skyworks Solutions, Inc. (f)	47,788	1,961,697

		13,606,542

Software 0.6%
Activision Blizzard, Inc.	111,641	2,233,937
Adobe Systems, Inc. (f)	14,719	908,015
Dun & Bradstreet Corp.	74	8,196
Electronic Arts, Inc. (f)	55,980	1,584,234

		4,734,382

Telecommunications 2.6%
AT&T, Inc.	29,061	1,037,478
CenturyLink, Inc.	33,395	1,165,820
Cisco Systems, Inc.	50,179	1,159,637
CommScope Holding Co., Inc. (f)	50,730	1,353,476
Corning, Inc.	55,712	1,164,938
EchoStar Corp. Class A (f)	37,855	1,701,961
Frontier Communications Corp.	410,505	2,442,505
Harris Corp.	12,777	939,365
Juniper Networks, Inc. (f)	26,680	658,729
Level 3 Communications, Inc. (f)	55,946	2,407,356
Polycom, Inc. (f)	141,342	1,738,507
Sprint Corp. (f)	124,472	1,058,012
Telephone & Data Systems, Inc.	12,655	344,089
United States Cellular Corp.	10,130	420,800
Windstream Holdings, Inc.	199,349	1,808,095

		19,400,768

Transportation 0.7%
Con-way, Inc.	36,679	1,558,124
CSX Corp.	36,541	1,031,187
FedEx Corp.	7,598	1,035,228
Kirby Corp. (f)	4,581	460,940
Norfolk Southern Corp.	10,868	1,027,352

		5,112,831

Trucking & Leasing 0.2%
AMERCO	5,385	1,346,842

Total Common Stocks (Cost $343,843,500)		440,772,478

	Shares	Value
Exchange-Traded Funds 5.2% (g)
iShares Intermediate Government / Credit Bond Fund	13,384	$1,479,468
♦iShares Russell 1000 Value Index Fund	105,061	10,230,840
S&P 500 Index—SPDR Trust Series 1	6,861	1,292,818
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	11,267	2,779,794
♦Vanguard Mid-Cap Value	267,393	22,239,076

Total Exchange-Traded Funds (Cost $35,684,324)		38,021,996

	Principal Amount
Short-Term Investments 0.2%
Repurchase Agreements 0.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $738,924 (Collateralized by U.S. Government Agency securities with rates between 1.96% and 2.08% and maturity dates between 11/2/22 and 11/7/22, with a Principal Amount of $815,000 and a Market Value of $762,041)	$738,924	738,924
TD Securities LLC 0.04%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $1,148,001 (Collateralized by a United States Treasury Note with a rate of 0.25% and maturity date of 5/15/16 with a Principal Amount of $1,174,700 and a Market Value of $1,170,995)	1,148,000	1,148,000

Total Short-Term Investments (Cost $1,886,924)		1,886,924

Total Investments (Cost $632,646,396) (j)	100.0%	734,734,405
Other Assets, Less Liabilities	(0.0)‡	(218,289)
Net Assets	100.0%	$734,516,116

	Contracts Short	Unrealized Appreciation (Depreciation) (h)
Futures Contracts (0.0%)‡
United States Treasury Notes June 2014 (10 Year) (i)	(85)	$(49,027)

Total Futures Contracts (Notional Amount $10,575,859)		$(49,027)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued security was $4,283,887, which represented 0.6% of the Fund’s net assets.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2014.

(e)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(f)	Non-income producing security.
(g)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(i)	At April 30, 2014, cash in the amount of $110,500 is on deposit with a broker for futures transactions.

(j)	As of April 30, 2014, cost was $637,432,986 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$104,394,400
Gross unrealized depreciation	(7,092,981)

Net unrealized appreciation	$97,301,419

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$14,182,716	$4,283,887	$18,466,603
Corporate Bonds	—	110,241,521	—	110,241,521
Foreign Government Bonds	—	4,165,356	—	4,165,356
Mortgage-Backed Securities	—	6,294,167	—	6,294,167
U.S. Government & Federal Agencies	—	114,479,782	—	114,479,782
Yankee Bond	—	405,578	—	405,578

Total Long-Term Bonds	—	249,769,120	4,283,887	254,053,007

Common Stocks	440,772,478	—	—	440,772,478
Exchange-Traded Funds	38,021,996	—	—	38,021,996
Short-Term Investments
Repurchase Agreements	—	1,886,924	—	1,886,924

Total Investments in Securities	$478,794,474	$251,656,044	$4,283,887	$734,734,405

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(49,027)	$—	$—	$(49,027)

Total Other Financial Instruments	$(49,027)	$—	$—	$(49,027)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $4,283,887 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the period ended April 31, 2014, securities with a total value of $8,781,800 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of these securities being obtained from an independent pricing source using observable inputs as of April 31, 2014. As of October 31, 2013, the valuation of these securities was obtained using fair valued prices due to market quotations not being readily available. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Asset-Backed Securities
Other ABS	$12,473,444	$578	$(18,897)		$3,179	$1,908,486	$(1,301,103)	$—	$(8,781,800)	$4,283,887	$3,179
Convertible Bond
Internet	18	—	(13,325	)(b)	13,307	—	—	—	—	—	—

Total	$12,473,462	$578	$(32,222)		$16,486	$1,908,486	$(1,301,103)	$—	$(8,781,800)	$4,283,887	$3,179

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	At Home Corp. was written off on March 3, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $632,646,396)	$734,734,405
Cash collateral on deposit at broker	110,500
Cash	99,907
Receivables:
Investment securities sold	10,762,922
Dividends and interest	1,645,028
Fund shares sold	999,353
Other assets	55,403

Total assets	748,407,518

Liabilities
Payables:
Investment securities purchased	12,026,709
Fund shares redeemed	904,019
Manager (See Note 3)	425,712
Transfer agent (See Note 3)	207,494
NYLIFE Distributors (See Note 3)	161,536
Shareholder communication	75,501
Professional fees	48,011
Variation margin on futures contracts	35,859
Trustees	947
Custodian	613
Accrued expenses	5,001

Total liabilities	13,891,402

Net assets	$734,516,116

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,887
Additional paid-in capital	607,586,878

607,608,765
Undistributed net investment income	227,508
Accumulated net realized gain (loss) on investments and futures transactions	24,640,861
Net unrealized appreciation (depreciation) on investments and futures contracts	102,038,982

Net assets	$734,516,116

Investor Class
Net assets applicable to outstanding shares	$76,784,308

Shares of beneficial interest outstanding	2,287,405

Net asset value per share outstanding	$33.57
Maximum sales charge (5.50% of offering price)	1.95

Maximum offering price per share outstanding	$35.52

Class A
Net assets applicable to outstanding shares	$211,372,880

Shares of beneficial interest outstanding	6,300,047

Net asset value per share outstanding	$33.55
Maximum sales charge (5.50% of offering price)	1.95

Maximum offering price per share outstanding	$35.50

Class B
Net assets applicable to outstanding shares	$38,401,362

Shares of beneficial interest outstanding	1,147,994

Net asset value and offering price per share outstanding	$33.45

Class C
Net assets applicable to outstanding shares	$70,384,515

Shares of beneficial interest outstanding	2,105,063

Net asset value and offering price per share outstanding	$33.44

Class I
Net assets applicable to outstanding shares	$258,981,939

Shares of beneficial interest outstanding	7,703,493

Net asset value and offering price per share outstanding	$33.62

Class R1
Net assets applicable to outstanding shares	$11,551,681

Shares of beneficial interest outstanding	344,075

Net asset value and offering price per share outstanding	$33.57

Class R2
Net assets applicable to outstanding shares	$63,686,303

Shares of beneficial interest outstanding	1,898,778

Net asset value and offering price per share outstanding	$33.54

Class R3
Net assets applicable to outstanding shares	$3,353,128

Shares of beneficial interest outstanding	100,011

Net asset value and offering price per share outstanding	$33.53

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,721,347
Interest	2,589,473

Total income	7,310,820

Expenses
Manager (See Note 3)	2,436,924
Distribution/Service—Investor Class (See Note 3)	93,318
Distribution/Service—Class A (See Note 3)	243,286
Distribution/Service—Class B (See Note 3)	197,163
Distribution/Service—Class C (See Note 3)	333,524
Distribution/Service—Class R2 (See Note 3)	74,418
Distribution/Service—Class R3 (See Note 3)	7,754
Transfer agent (See Note 3)	624,389
Shareholder communication	49,445
Registration	48,723
Shareholder service (See Note 3)	36,902
Custodian	34,967
Professional fees	30,846
Trustees	6,125
Miscellaneous	12,817

Total expenses	4,230,601

Net investment income (loss)	3,080,219

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	29,493,263
Futures transactions	(65,607)

Net realized gain (loss) on investments and futures transactions	29,427,656

Net change in unrealized appreciation (depreciation) on:
Investments	9,639,541
Futures contracts	(49,027)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,590,514

Net realized and unrealized gain (loss) on investments and futures transactions	39,018,170

Net increase (decrease) in net assets resulting from operations	$42,098,389

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,703.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,080,219	$6,090,265
Net realized gain (loss) on investments and futures transactions	29,427,656	67,335,964
Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,590,514	45,566,730

Net increase (decrease) in net assets resulting from operations	42,098,389	118,992,959

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(264,605)	(569,070)
Class A	(877,057)	(1,638,858)
Class B	(2,507)	(63,741)
Class C	(3,234)	(68,264)
Class I	(1,401,397)	(3,056,963)
Class R1	(57,960)	(120,165)
Class R2	(237,052)	(453,964)
Class R3	(8,899)	(7,538)

	(2,852,711)	(5,978,563)

From net realized gain on investments:
Investor Class	(4,796,504)	—
Class A	(12,175,972)	—
Class B	(2,703,756)	—
Class C	(4,255,323)	—
Class I	(15,841,196)	—
Class R1	(710,377)	—
Class R2	(3,820,125)	—
Class R3	(201,195)	—

	(44,504,448)	—

Total dividends and distributions to shareholders	(47,357,159)	(5,978,563)

Capital share transactions:
Net proceeds from sale of shares	80,697,613	147,158,998
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	45,687,622	5,791,010
Cost of shares redeemed	(64,583,543)	(176,141,572)

Increase (decrease) in net assets derived from capital share transactions	61,801,692	(23,191,564)

Net increase (decrease) in net assets	56,542,922	89,822,832

Net Assets
Beginning of period	677,973,194	588,150,362

End of period	$734,516,116	$677,973,194

Undistributed net investment income at end of period	$227,508	$—

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.93		$28.39		$26.05		$24.95		$22.09	$19.41

Net investment income (loss) (a)	0.13		0.27		0.26		0.29		0.30	0.22
Net realized and unrealized gain (loss) on investments	1.83		5.53		2.32		1.11		2.86	2.71

Total from investment operations	1.96		5.80		2.58		1.40		3.16	2.93

Less dividends and distributions:
From net investment income	(0.12)		(0.26)		(0.24)		(0.30)		(0.30)	(0.25)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.32)		(0.26)		(0.24)		(0.30)		(0.30)	(0.25)

Net asset value at end of period	$33.57		$33.93		$28.39		$26.05		$24.95	$22.09

Total investment return (b)	6.11	%(c)	20.58%		9.92%		5.62%		14.37%	15.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79	%††	0.86%		0.94%		1.12%		1.28%	1.11%
Net expenses	1.31	%††	1.34%		1.39%		1.38%		1.44%	1.48%
Expenses (before waiver/reimbursement)	1.31	%††	1.34%		1.39%		1.38%		1.44%	1.53%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$76,784		$73,801		$61,579		$58,345		$59,469	$54,956

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.91		$28.37		$26.03		$24.94		$22.09	$19.41

Net investment income (loss) (a)	0.16		0.32		0.31		0.34		0.35	0.27
Net realized and unrealized gain (loss) on investments	1.83		5.54		2.32		1.10		2.84	2.70

Total from investment operations	1.99		5.86		2.63		1.44		3.19	2.97

Less dividends and distributions:
From net investment income	(0.15)		(0.32)		(0.29)		(0.35)		(0.34)	(0.29)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.35)		(0.32)		(0.29)		(0.35)		(0.34)	(0.29)

Net asset value at end of period	$33.55		$33.91		$28.37		$26.03		$24.94	$22.09

Total investment return (b)	6.21	%(c)	20.78%		10.17%		5.79%		14.54%	15.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††	1.04%		1.13%		1.31%		1.47%	1.36%
Net expenses	1.14	%††	1.16%		1.20%		1.19%		1.25%	1.27%
Expenses (before waiver/reimbursement)	1.14	%††	1.16%		1.20%		1.19%		1.25%	1.31%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$211,373		$185,670		$140,585		$133,436		$152,963	$154,728

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.82		$28.30		$25.97		$24.87		$22.02	$19.35

Net investment income (loss) (a)	0.01		0.05		0.05		0.10		0.13	0.08
Net realized and unrealized gain (loss) on investments	1.82		5.51		2.31		1.10		2.84	2.69

Total from investment operations	1.83		5.56		2.36		1.20		2.97	2.77

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends	(2.20)		(0.04)		(0.03)		(0.10)		(0.12)	(0.10)

Net asset value at end of period	$33.45		$33.82		$28.30		$25.97		$24.87	$22.02

Total investment return (b)	5.72	%(c)	19.66%		9.11%		4.83%		13.50%	14.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05	%††	0.15%		0.19%		0.37%		0.53%	0.39%
Net expenses	2.06	%††	2.10%		2.14%		2.13%		2.19%	2.23%
Expenses (before waiver/reimbursement)	2.06	%††	2.10%		2.14%		2.13%		2.19%	2.28%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$38,401		$41,749		$49,835		$61,438		$70,778	$74,932

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.81		$28.29		$25.96		$24.86		$22.01	$19.34

Net investment income (loss) (a)	0.01		0.03		0.05		0.10		0.13	0.08
Net realized and unrealized gain (loss) on investments	1.82		5.53		2.31		1.10		2.84	2.69

Total from investment operations	1.83		5.56		2.36		1.20		2.97	2.77

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.04)		(0.03)		(0.10)		(0.12)	(0.10)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.20)		(0.04)		(0.03)		(0.10)		(0.12)	(0.10)

Net asset value at end of period	$33.44		$33.81		$28.29		$25.96		$24.86	$22.01

Total investment return (b)	5.73	%(c)	19.67%		9.11%		4.83%		13.51%	14.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	0.11%		0.19%		0.37%		0.53%	0.40%
Net expenses	2.06	%††	2.09%		2.14%		2.13%		2.19%	2.23%
Expenses (before waiver/reimbursement)	2.06	%††	2.09%		2.14%		2.13%		2.19%	2.28%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$70,385		$65,110		$52,876		$56,010		$62,892	$66,407

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.97		$28.42		$26.08		$24.99		$22.12	$19.44

Net investment income (loss) (a)	0.20		0.41		0.38		0.41		0.41	0.33
Net realized and unrealized gain (loss) on investments	1.84		5.54		2.32		1.10		2.86	2.71

Total from investment operations	2.04		5.95		2.70		1.51		3.27	3.04

Less dividends and distributions:
From net investment income	(0.19)		(0.40)		(0.36)		(0.42)		(0.40)	(0.36)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.39)		(0.40)		(0.36)		(0.42)		(0.40)	(0.36)

Net asset value at end of period	$33.62		$33.97		$28.42		$26.08		$24.99	$22.12

Total investment return (b)	6.36	%(c)	21.07%		10.43%		6.04%		14.90%	15.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%††	1.30%		1.38%		1.56%		1.73%	1.65%
Net expenses	0.89	%††	0.91%		0.95%		0.94%		1.00%	0.96%
Expenses (before waiver/reimbursement)	0.89	%††	0.91%		0.95%		0.94%		1.00%	1.06%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$258,982		$244,477		$227,707		$208,772		$219,406	$208,393

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.93		$28.39		$26.05		$24.96		$22.10	$19.42

Net investment income (loss) (a)	0.18		0.37		0.35		0.38		0.39	0.30
Net realized and unrealized gain (loss) on investments	1.83		5.54		2.32		1.10		2.85	2.72

Total from investment operations	2.01		5.91		2.67		1.48		3.24	3.02

Less dividends and distributions:
From net investment income	(0.17)		(0.37)		(0.33)		(0.39)		(0.38)	(0.34)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.37)		(0.37)		(0.33)		(0.39)		(0.38)	(0.34)

Net asset value at end of period	$33.57		$33.93		$28.39		$26.05		$24.96	$22.10

Total investment return (b)	6.28	%(c)	20.94%		10.33%		5.94%		14.75%	15.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	%††	1.20%		1.28%		1.46%		1.64%	1.53%
Net expenses	0.99	%††	1.01%		1.05%		1.04%		1.10%	1.06%
Expenses (before reimbursement/waiver)	0.99	%††	1.01%		1.05%		1.04%		1.10%	1.16%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$11,552		$10,881		$9,441		$20,337		$19,660	$31,039

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.90		$28.37		$26.03		$24.94		$22.08	$19.41

Net investment income (loss) (a)	0.14		0.30		0.28		0.31		0.33	0.26
Net realized and unrealized gain (loss) on investments	1.83		5.52		2.33		1.10		2.85	2.70

Total from investment operations	1.97		5.82		2.61		1.41		3.18	2.96

Less dividends and distributions:
From net investment income	(0.13)		(0.29)		(0.27)		(0.32)		(0.32)	(0.29)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.33)		(0.29)		(0.27)		(0.32)		(0.32)	(0.29)

Net asset value at end of period	$33.54		$33.90		$28.37		$26.03		$24.94	$22.08

Total investment return (b)	6.16	%(c)	20.62%		10.06%		5.68%		14.47%	15.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86	%††	0.95%		1.03%		1.21%		1.38%	1.30%
Net expenses	1.24	%††	1.26%		1.30%		1.29%		1.35%	1.31%
Expenses (before waiver/reimbursement)	1.24	%††	1.26%		1.30%		1.29%		1.35%	1.41%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$63,686		$53,833		$45,799		$41,344		$41,429	$60,425

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013		2012		2011		2010	2009
Net asset value at beginning of period	$33.89		$28.36		$26.03		$24.93		$22.08	$19.41

Net investment income (loss) (a)	0.10		0.17		0.21		0.24		0.27	0.20
Net realized and unrealized gain (loss) on investments	1.83		5.58		2.32		1.12		2.84	2.71

Total from investment operations	1.93		5.75		2.53		1.36		3.11	2.91

Less dividends and distributions:
From net investment income	(0.09)		(0.22)		(0.20)		(0.26)		(0.26)	(0.24)
From net realized gain on investments	(2.20)		—		—		—		—	—

Total dividends and distributions	(2.29)		(0.22)		(0.20)		(0.26)		(0.26)	(0.24)

Net asset value at end of period	$33.53		$33.89		$28.36		$26.03		$24.93	$22.08

Total investment return (b)	6.04	%(c)	20.36%		9.76%		5.47%		14.16%	15.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61	%††	0.54%		0.77%		0.92%		1.12%	0.98%
Net expenses	1.49	%††	1.50%		1.55%		1.54%		1.59%	1.56%
Expenses (before waiver/reimbursement)	1.49	%††	1.50%		1.55%		1.54%		1.59%	1.65%
Portfolio turnover rate	66%		167	%(d)	209	%(d)	221	%(d)	123%	162%
Net assets at end of period (in 000’s)	$3,353		$2,451		$329		$234		$168	$88

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $4,283,887 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

34	MainStay Balanced Fund

Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(J)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(49,027)	$(49,027)

Total Fair Value		$(49,027)	$(49,027)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	MainStay Balanced Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(65,607)	$(65,607)

Total Realized Gain (Loss)		$(65,607)	$(65,607)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(49,027)	$(49,027)

Total Change in Unrealized Appreciation (Depreciation)		$(49,027)	$(49,027)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	$(46)	$(46)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is also responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement

(“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

As of May 1, 2014, the portfolio managers from New York Life Investments who manage the day-to-day fixed-income investment operations of the Fund will transition from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors”). The Board approved the appointment of NYL Investors as subadvisor to the Fund at meetings held April 1 – 3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors. Under the supervision of New York Life Investments, NYL Investors will be responsible for the portfolio management of the Funds or the appropriate portion of the Fund, with respect to the MainStay Balanced Fund, including making the specific decisions about buying, selling and holding securities within the Funds or the appropriate portion thereof.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the six-month period ended April 30, 2014.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,436,924.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$5,583
Class R2	29,768
Class R3	1,551

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,956 and $27,657, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $732, $17,421 and $4,737, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$116,207
Class A	129,458
Class B	61,414
Class C	103,814
Class I	164,397
Class R1	7,431
Class R2	39,606
Class R3	2,062

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$15,731	0.5%

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$5,978,563

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of U.S. government securities were $123,917 and $111,430, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $365,602 and $351,193, respectively.

38	MainStay Balanced Fund

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	127,176	$4,197,481
Shares issued to shareholders in reinvestment of dividends and distributions	157,302	5,049,224
Shares redeemed	(145,759)	(4,797,998)

Net increase (decrease) in shares outstanding before conversion	138,719	4,448,707
Shares converted into Investor Class (See Note 1)	88,582	2,881,997
Shares converted from Investor Class (See Note 1)	(115,288)	(3,773,381)

Net increase (decrease)	112,013	$3,557,323

Year ended October 31, 2013:
Shares sold	208,426	$6,529,403
Shares issued to shareholders in reinvestment of dividends and distributions	18,448	566,117
Shares redeemed	(272,410)	(8,462,868)

Net increase (decrease) in shares outstanding before conversion	(45,536)	(1,367,348)
Shares converted into Investor Class (See Note 1)	269,835	8,412,135
Shares converted from Investor Class (See Note 1)	(218,310)	(6,923,680)

Net increase (decrease)	5,989	$121,107

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	765,694	$25,291,632
Shares issued to shareholders in reinvestment of dividends and distributions	394,092	12,641,824
Shares redeemed	(479,254)	(15,773,691)

Net increase (decrease) in shares outstanding before conversion	680,532	22,159,765
Shares converted into Class A (See Note 1)	144,153	4,701,121

Net increase (decrease)	824,685	$26,860,886

Year ended October 31, 2013:
Shares sold	1,014,440	$32,027,993
Shares issued to shareholders in reinvestment of dividends and distributions	49,847	1,536,626
Shares redeemed	(852,636)	(26,472,486)

Net increase (decrease) in shares outstanding before conversion	211,651	7,092,133
Shares converted into Class A (See Note 1)	334,569	10,546,274
Shares converted from Class A (See Note 1)	(26,076)	(842,245)

Net increase (decrease)	520,144	$16,796,162

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	75,422	$2,476,629
Shares issued to shareholders in reinvestment of dividends and distributions	82,106	2,626,620
Shares redeemed	(126,232)	(4,142,272)

Net increase (decrease) in shares outstanding before conversion	31,296	960,977
Shares converted from Class B (See Note 1)	(117,768)	(3,809,737)

Net increase (decrease)	(86,472)	$(2,848,760)

Year ended October 31, 2013:
Shares sold	175,992	$5,517,270
Shares issued to shareholders in reinvestment of dividends and distributions	2,104	60,121
Shares redeemed	(343,261)	(10,628,908)

Net increase (decrease) in shares outstanding before conversion	(165,165)	(5,051,517)
Shares converted from Class B (See Note 1)	(361,110)	(11,192,484)

Net increase (decrease)	(526,275)	$(16,244,001)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	220,491	$7,208,321
Shares issued to shareholders in reinvestment of dividends and distributions	107,615	3,441,615
Shares redeemed	(148,997)	(4,883,732)

Net increase (decrease)	179,109	$5,766,204

Year ended October 31, 2013:
Shares sold	300,371	$9,510,731
Shares issued to shareholders in reinvestment of dividends and distributions	1,860	53,161
Shares redeemed	(245,236)	(7,608,811)

Net increase (decrease)	56,995	$1,955,081

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	677,963	$22,420,649
Shares issued to shareholders in reinvestment of dividends and distributions	526,239	16,910,479
Shares redeemed	(696,715)	(22,847,405)

Net increase (decrease)	507,487	$16,483,723

Year ended October 31, 2013:
Shares sold	2,284,335	$72,117,230
Shares issued to shareholders in reinvestment of dividends and distributions	97,294	2,994,694
Shares redeemed	(3,196,924)	(101,954,134)

Net increase (decrease)	(815,295)	$(26,842,210)

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	21,608	$712,779
Shares issued to shareholders in reinvestment of dividends and distributions	23,942	768,337
Shares redeemed	(22,166)	(734,024)

Net increase (decrease)	23,384	$747,092

Year ended October 31, 2013:
Shares sold	41,989	$1,317,447
Shares issued to shareholders in reinvestment of dividends and distributions	3,905	120,165
Shares redeemed	(57,776)	(1,824,144)

Net increase (decrease)	(11,882)	$(386,532)

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	516,910	$17,298,546
Shares issued to shareholders in reinvestment of dividends and distributions	125,947	4,039,429
Shares redeemed	(332,053)	(11,031,174)

Net increase (decrease)	310,804	$10,306,801

Year ended October 31, 2013:
Shares sold	576,282	$18,020,425
Shares issued to shareholders in reinvestment of dividends and distributions	14,760	452,588
Shares redeemed	(617,662)	(18,948,959)

Net increase (decrease)	(26,620)	$(475,946)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	32,239	$1,091,576
Shares issued to shareholders in reinvestment of dividends and distributions	6,555	210,094
Shares redeemed	(11,100)	(373,247)

Net increase (decrease)	27,694	$928,423

Year ended October 31, 2013:
Shares sold	68,182	$2,118,499
Shares issued to shareholders in reinvestment of dividends and distributions	238	7,538
Shares redeemed	(7,700)	(241,262)

Net increase (decrease)	60,720	$1,884,775

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Balanced Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments and Cornerstone Holdings provide to the Fund. The Board evaluated New York Life Investments’ and Cornerstone Holdings’ experience in serving as investment adviser and subadvisor, respectively, to the Fund and managing other portfolios. It examined New York Life Investments’ and Cornerstone Holdings’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and Cornerstone Holdings, and New York Life Investments’ and Cornerstone Holdings’ overall legal and compliance environments. The Board also reviewed New York Life Investments’ and Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life

42	MainStay Balanced Fund

Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail

MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

*        *        *

At its meeting on April 3, 2014, the Board unanimously approved a new subadvisory agreement (the “Subadvisory Agreement”) between New York Life Investments and New York Life Investors LLC (“New York Life Investors”) with respect to the Fund. New York Life Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments’ Fixed Income Investors Group (“FIIG”), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective May 1, 2014 (the “Reorganization””). Under the Subadvisory Agreement, New York Life Investors would become subadvisor to the fixed-income portion of the Fund and assume all responsibilities for the day-to-day management of that portion of the Fund; New York Life Investments would remain investment adviser to the Fund and would remain responsible for the Fund’s overall asset allocation decisions and investments in exchange-traded funds with respect to rebalancing the Fund’s allocation between equities and fixed-income securities. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with FIIG’s capabilities and resources, and its evaluation of FIIG in connection with previous contract review processes, including contract review processes that culminated with approval of the Management Agreement between the Fund and New York Life Investments in December 2013. In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, and their considerations were in line with their considerations with respect to the Agreements detailed above.

44	MainStay Balanced Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34191 MS164-14	MSBL10-06/14 NL0B7

MainStay U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.85 2.81%	12.18 18.70%	19.23 20.59%	7.25 7.86%	1.61 1.61%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.71 2.96	12.50 19.05	19.52 20.88	7.40 8.01	1.31 1.31
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.58 2.42	12.83 17.83	19.49 19.69	7.05 7.05	2.36 2.36
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.46 2.46	16.83 17.83	19.69 19.69	7.06 7.06	2.36 2.36
Class I Shares	No Sales Charge		3.10	19.38	21.22	8.42	1.05
Class R1 Shares[4]	No Sales Charge		3.02	19.24	21.09	8.31	1.15
Class R2 Shares[4]	No Sales Charge		2.92	18.96	20.79	8.04	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500TM Index[5]	5.20%	20.78%	21.22%	9.71%
Average Lipper Small-Cap Core Fund[6]	4.39	21.42	19.73	8.82

5.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,028.10	$7.69	$1,017.20	$7.65

Class A Shares	$1,000.00	$1,029.60	$6.24	$1,018.60	$6.21

Class B Shares	$1,000.00	$1,024.20	$11.39	$1,013.50	$11.33

Class C Shares	$1,000.00	$1,024.60	$11.40	$1,013.50	$11.33

Class I Shares	$1,000.00	$1,031.00	$4.99	$1,019.90	$4.96

Class R1 Shares	$1,000.00	$1,030.20	$5.49	$1,019.40	$5.46

Class R2 Shares	$1,000.00	$1,029.20	$6.74	$1,018.10	$6.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.53% for Investor Class, 1.24% for Class A, 2.27% for Class B and Class C, 0.99% for Class I, 1.09% for Class R1 and 1.34% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Banks	10.1%
Health Care Equipment & Supplies	8.7
Machinery	7.0
Health Care Providers & Services	5.1
Hotels, Restaurants & Leisure	5.0
Specialty Retail	5.0
Thrifts & Mortgage Finance	4.6
Electric Utilities	4.4
Semiconductors & Semiconductor Equipment	3.8
Chemicals	3.7
Building Products	3.2
Aerospace & Defense	3.1
Exchange-Traded Fund	3.0
Textiles, Apparel & Luxury Goods	2.9
Food Products	2.5
IT Services	2.2
Auto Components	2.1
Electronic Equipment, Instruments & Components	2.0
Multi-Utilities	2.0
Communications Equipment	1.9

Software	1.9%
Commercial Services & Supplies	1.5
Containers & Packaging	1.4
Capital Markets	1.3
Food & Staples Retailing	1.3
Household Durables	1.3
Diversified Consumer Services	1.1
Energy Equipment & Services	1.1
Paper & Forest Products	1.1
Internet Software & Services	1.0
Diversified Telecommunication Services	0.9
Diversified Financial Services	0.7
Professional Services	0.6
Real Estate Investment Trusts	0.6
Construction Materials	0.4
Media	0.3
Short-Term Investment	0.9
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 Value Index Fund

2.	Iconix Brand Group, Inc.

3.	WellCare Health Plans, Inc.

4.	Armstrong World Industries, Inc.

5.	Cleco Corp.
6.	Vectren Corp.

7.	Harmonic, Inc.

8.	Rovi Corp.

9.	Integra LifeSciences Holdings Corp.

10.	Life Time Fitness, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its benchmark and peers for the six months ended April 30, 2014?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 2.81% for Investor Class shares, 2.96% for Class A shares, 2.42% for Class B shares and 2.46% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 3.10%, Class R1 shares returned 3.02% and Class R2 shares returned 2.92%. For the six months ended April 30, 2014, all share classes underperformed the 5.20% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index, and the 4.39% return of the average Lipper2 small-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund provided positive absolute returns but trailed the Russell 2500™ Index for the six months ended April 30, 2014. Stock selection was the most significant detractor, most notably in the industrials and telecommunication services sectors. Losses were somewhat offset, however, by stock selection in the information technology, utilities and financials sectors, which all contributed positively. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The information technology sector provided the strongest positive contribution relative to the Russell 2500™ Index, helped by an underweight position relative to the benchmark and strong stock selection. In utilities, the Fund benefited from an overweight position relative to the benchmark and favorable stock selection. In financials, an underweight position and favorable stock selection contributed positively to relative performance.

Stock selection in the industrials sector, where the Fund holds an underweight position relative to the Russell 2500™ Index, was the most significant detractor from relative results during the reporting period. Stock selection in telecommunication services and health care also reduced relative returns.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contribution to returns were technology company Rovi, pharmaceutical company Endo International and industrial and defense company Curtiss-Wright. Rovi’s shares advanced during the reporting period on the back of new licensing deals with companies such as Samsung, Google, Sony and Cox. Endo International and Curtiss-Wright shares benefited from strategic initiatives implemented by their respective new CEOs.

Among the stocks that detracted the most from the Fund’s absolute performance were communications company Lumos Networks and retailers Big 5 Sporting Goods and Express. Lumos Networks’ shares declined after the company provided lower-than-expected guidance for 2014. Big 5 Sporting Goods lowered its earnings guidance for fiscal year 2015 during the reporting period, while Express experienced negative comparable-store sales and an aggressive promotional environment. Both retailers were negatively affected by weather-related slowdowns in sales of seasonal items.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period, including a position in software company ANSYS. The company is a leader in simulation software with a significant market share, a loyal customer base and very high renewal rates. We also purchased shares of specialty retailer PetSmart, which has proven to be economically resilient and continues to grow at an impressive annual rate. The Fund also bought shares of global Internet media company Travelzoo, which has carved out a profitable niche in the online travel advertising market and continues to generate significant free cash flow.

We sold several positions, including Jos. A. Bank, which was being acquired by Men’s Warehouse, as well as Endo International and Haynes International, which reached our price objectives and were sold in favor of other companies with more attractive risk/reward profiles.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the utilities and financials sectors, while reducing its exposure to the industrials and health care sectors. These moves were the result of stock-specific decisions and did not reflect top-down assessments of individual sectors.

1.	See footnote on page 6 for more information on the Russell 2500TM Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was overweight relative to the Russell 2500™ Index in the health care and consumer discretionary sectors. As of the same date, notable underweight positions relative to the Index included the financials and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Small Cap Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 95.8%†
Aerospace & Defense 3.1%
Curtiss-Wright Corp.	160,400	$10,255,976
Hexcel Corp. (a)	172,280	7,182,353

		17,438,329

Auto Components 2.1%
Dana Holding Corp.	291,055	6,161,634
Visteon Corp. (a)	69,350	6,020,274

		12,181,908

Banks 10.1%
Bank of Hawaii Corp.	136,150	7,511,395
BankUnited, Inc.	302,580	9,982,114
CVB Financial Corp.	396,487	5,733,202
First Financial Bancorp	280,340	4,538,705
Investors Bancorp, Inc.	384,402	10,275,065
Texas Capital Bancshares, Inc. (a)	77,150	4,335,059
Umpqua Holdings Corp.	310,973	5,171,483
ViewPoint Financial Group, Inc.	380,900	9,930,063

		57,477,086

Building Products 3.2%
♦Armstrong World Industries, Inc. (a)	215,330	11,317,745
Simpson Manufacturing Co., Inc.	205,190	6,728,180

		18,045,925

Capital Markets 1.3%
Diamond Hill Investment Group, Inc.	60,800	7,218,176

Chemicals 3.7%
Chemtura Corp. (a)	288,450	6,432,435
Flotek Industries, Inc. (a)	250,860	7,026,589
Innophos Holdings, Inc.	133,200	7,517,808

		20,976,832

Commercial Services & Supplies 1.5%
Herman Miller, Inc.	273,680	8,437,554

Communications Equipment 1.9%
♦Harmonic, Inc. (a)	1,568,685	11,027,856

Construction Materials 0.4%
United States Lime & Minerals, Inc.	46,850	2,532,711

Containers & Packaging 1.4%
Silgan Holdings, Inc.	166,760	8,296,310

Diversified Consumer Services 1.1%
Service Corp. International	331,500	6,222,255

	Shares	Value

Diversified Financial Services 0.7%
CBOE Holdings, Inc.	80,380	$4,289,077

Diversified Telecommunication Services 0.9%
Lumos Networks Corp.	410,375	5,421,054

Electric Utilities 4.4%
♦Cleco Corp.	213,573	11,223,261
Great Plains Energy, Inc.	289,900	7,778,017
Westar Energy, Inc.	169,350	6,076,278

		25,077,556

Electronic Equipment, Instruments & Components 2.0%
National Instruments Corp.	207,484	5,666,388
OSI Systems, Inc. (a)	108,935	6,079,662

		11,746,050

Energy Equipment & Services 1.1%
Dril-Quip, Inc. (a)	56,350	6,374,312

Food & Staples Retailing 1.3%
Spartan Stores, Inc.	340,443	7,333,142

Food Products 2.5%
B&G Foods, Inc.	246,645	8,089,956
TreeHouse Foods, Inc. (a)	84,950	6,357,658

		14,447,614

Health Care Equipment & Supplies 8.7%
Greatbatch, Inc. (a)	84,100	3,871,123
Haemonetics Corp. (a)	158,950	4,825,722
♦Integra LifeSciences Holdings Corp. (a)	235,262	10,723,242
Sirona Dental Systems, Inc. (a)	91,038	6,847,878
Teleflex, Inc.	89,300	9,116,637
Tornier N.V. (a)	360,650	6,120,231
Wright Medical Group, Inc. (a)	294,217	8,046,835

		49,551,668

Health Care Providers & Services 5.1%
Bio-Reference Laboratories, Inc. (a)	357,505	9,080,627
U.S. Physical Therapy, Inc.	219,715	6,778,208
♦WellCare Health Plans, Inc. (a)	194,490	13,122,240

		28,981,075

Hotels, Restaurants & Leisure 5.0%
Brinker International, Inc.	111,875	5,497,537
♦Life Time Fitness, Inc. (a)	221,845	10,648,560
Monarch Casino & Resort, Inc. (a)	364,846	5,852,130
Multimedia Games Holding Co., Inc. (a)	223,990	6,540,508

		28,538,735

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Household Durables 1.3%
M/I Homes, Inc. (a)	331,260	$7,377,160

Internet Software & Services 1.0%
Monster Worldwide, Inc. (a)	350,014	2,411,597
Travelzoo, Inc. (a)	177,430	3,183,094

		5,594,691

IT Services 2.2%
EVERTEC, Inc.	254,930	6,001,052
Forrester Research, Inc.	183,512	6,501,830

		12,502,882

Machinery 7.0%
Actuant Corp. Class A	77,500	2,624,150
Harsco Corp.	272,550	6,522,121
Kennametal, Inc.	84,689	3,957,517
Mueller Industries, Inc.	363,550	10,521,137
Mueller Water Products, Inc. Class A	745,950	6,803,064
Woodward, Inc.	218,500	9,795,355

		40,223,344

Media 0.3%
Morningstar, Inc.	22,137	1,623,306

Multi-Utilities 2.0%
♦Vectren Corp.	276,580	11,220,851

Paper & Forest Products 1.1%
KapStone Paper and Packaging Corp. (a)	230,360	6,076,897

Professional Services 0.6%
Resources Connection, Inc.	241,950	3,292,940

Real Estate Investment Trusts 0.6%
Cubesmart	179,700	3,342,420

Semiconductors & Semiconductor Equipment 3.8%
Cypress Semiconductor Corp. (a)	764,160	7,236,595
Teradyne, Inc. (a)	317,040	5,602,097
Veeco Instruments, Inc. (a)	240,185	8,879,639

		21,718,331

Software 1.9%
♦Rovi Corp. (a)	485,550	10,822,910

Specialty Retail 5.0%
American Eagle Outfitters, Inc.	425,740	4,921,554
Big 5 Sporting Goods Corp.	409,550	5,000,606
Brown Shoe Co., Inc.	238,750	5,632,112
CST Brands, Inc.	245,430	8,008,381

	Shares	Value

Specialty Retail (continued)
Express, Inc. (a)	334,350	$4,871,480

		28,434,133

Textiles, Apparel & Luxury Goods 2.9%
G-III Apparel Group, Ltd. (a)	47,980	3,443,525
♦Iconix Brand Group, Inc. (a)	309,200	13,141,000

		16,584,525

Thrifts & Mortgage Finance 4.6%
Brookline Bancorp, Inc.	725,100	6,583,908
Capitol Federal Financial, Inc.	539,550	6,496,182
Northwest Bancshares, Inc.	581,190	7,724,015
Trustco Bank Corp.	829,430	5,482,532

		26,286,637

Total Common Stocks (Cost $434,260,929)		546,716,252

Exchange-Traded Fund 3.0% (b)
♦iShares Russell 2000 Value Index Fund	177,170	17,414,039

Total Exchange-Traded Fund (Cost $14,575,441)		17,414,039

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $5,284,381 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $5,810,000 and a Market Value of $5,390,105)	$5,284,381	5,284,381

Total Short-Term Investment (Cost $5,284,381)		5,284,381

Total Investments (Cost $454,120,751) (c)	99.7%	569,414,672
Other Assets, Less Liabilities	0.3	1,722,511
Net Assets	100.0%	$571,137,183

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	As of April 30, 2014, cost was $454,850,412 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$124,405,100
Gross unrealized depreciation	(9,840,840)

Net unrealized appreciation	$114,564,260

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$546,716,252	$—	$—	$546,716,252
Exchange-Traded Fund	17,414,039	—	—	17,414,039
Short-Term Investment
Repurchase Agreement	—	5,284,381	—	5,284,381

Total Investments in Securities	$564,130,291	$5,284,381	$—	$569,414,672

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $454,120,751)	$569,414,672
Receivables:
Investment securities sold	3,124,655
Dividends	773,042
Fund shares sold	330,087
Other assets	48,539

Total assets	573,690,995

Liabilities
Payables:
Investment securities purchased	1,546,860
Manager (See Note 3)	411,190
Fund shares redeemed	239,836
Transfer agent (See Note 3)	163,428
NYLIFE Distributors (See Note 3)	86,653
Shareholder communication	66,359
Professional fees	37,842
Trustees	561
Accrued expenses	1,083

Total liabilities	2,553,812

Net assets	$571,137,183

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,350
Additional paid-in capital	570,326,568

570,349,918
Undistributed net investment income	(467,177)
Accumulated net realized gain (loss) on investments	(114,039,479)
Net unrealized appreciation (depreciation) on investments	115,293,921

Net assets	$571,137,183

Investor Class
Net assets applicable to outstanding shares	$85,110,908

Shares of beneficial interest outstanding	3,520,300

Net asset value per share outstanding	$24.18
Maximum sales charge (5.50% of offering price)	1.41

Maximum offering price per share outstanding	$25.59

Class A
Net assets applicable to outstanding shares	$129,784,618

Shares of beneficial interest outstanding	5,326,603

Net asset value per share outstanding	$24.37
Maximum sales charge (5.50% of offering price)	1.42

Maximum offering price per share outstanding	$25.79

Class B
Net assets applicable to outstanding shares	$28,282,536

Shares of beneficial interest outstanding	1,258,797

Net asset value and offering price per share outstanding	$22.47

Class C
Net assets applicable to outstanding shares	$21,465,249

Shares of beneficial interest outstanding	955,602

Net asset value and offering price per share outstanding	$22.46

Class I
Net assets applicable to outstanding shares	$306,400,494

Shares of beneficial interest outstanding	12,284,964

Net asset value and offering price per share outstanding	$24.94

Class R1
Net assets applicable to outstanding shares	$56,835

Shares of beneficial interest outstanding	2,282

Net asset value and offering price per share outstanding	$24.91

Class R2
Net assets applicable to outstanding shares	$36,543

Shares of beneficial interest outstanding	1,502

Net asset value and offering price per share outstanding	$24.33

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,659,521

Expenses
Manager (See Note 3)	2,544,441
Distribution/Service—Investor Class (See Note 3)	108,585
Distribution/Service—Class A (See Note 3)	165,621
Distribution/Service—Class B (See Note 3)	151,412
Distribution/Service—Class C (See Note 3)	109,718
Distribution/Service—Class R2 (See Note 3)	46
Transfer agent (See Note 3)	480,927
Registration	45,820
Shareholder communication	43,025
Professional fees	31,507
Custodian	6,736
Trustees	5,190
Shareholder service (See Note 3)	46
Miscellaneous	11,878

Total expenses	3,704,952

Net investment income (loss)	954,569

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,000,892
Net change in unrealized appreciation (depreciation) on investments	(18,057,559)

Net realized and unrealized gain (loss) on investments	16,943,333

Net increase (decrease) in net assets resulting from operations	$17,897,902

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$954,569	$(611,261)
Net realized gain (loss) on investments	35,000,892	57,468,184
Net change in unrealized appreciation (depreciation) on investments	(18,057,559)	81,421,939

Net increase (decrease) in net assets resulting from operations	17,897,902	138,278,862

Dividends to shareholders:
From net investment income:
Investor Class	—	(66,939)
Class A	—	(246,233)
Class B	—	(29,746)
Class C	—	(16,528)
Class I	—	(914,424)
Class R1	—	(134)
Class R2	—	(68)

Total dividends to shareholders	—	(1,274,072)

Capital share transactions:
Net proceeds from sale of shares	52,763,575	148,864,604
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,228,134
Cost of shares redeemed	(81,754,410)	(68,786,053)

Increase (decrease) in net assets derived from capital share transactions	(28,990,835)	81,306,685

Net increase (decrease) in net assets	(11,092,933)	218,311,475

Net Assets
Beginning of period	582,230,116	363,918,641

End of period	$571,137,183	$582,230,116

Distributions in excess of net investment income at end of period	$(467,177)	$(1,421,746)

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012		2011	2010	2009
Net asset value at beginning of period	$23.52		$17.29	$16.17		$15.35	$12.52	$10.14

Net investment income (loss) (a)	0.00	‡	(0.08)	(0.00	)‡	0.03	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.66		6.33	1.12		0.82	2.86	2.63

Total from investment operations	0.66		6.25	1.12		0.85	2.83	2.60

Less dividends:
From net investment income	—		(0.02)	—		(0.03)	—	(0.22)

Net asset value at end of period	$24.18		$23.52	$17.29		$16.17	$15.35	$12.52

Total investment return (b)	2.81	%(c)	36.16%	6.93%		5.55%	22.60%	26.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	(0.38%)	(0.00	%)(d)	0.17%	(0.20%)	(0.28%)
Net expenses	1.53	%††	1.60%	1.68%		1.63%	1.63%	1.66%
Expenses (before waiver/reimbursement)	1.53	%††	1.60%	1.68%		1.66%	1.81%	2.02%
Portfolio turnover rate	19%		38%	32%		45%	49%	218%
Net assets at end of period (in 000’s)	$85,111		$85,662	$67,818		$68,152	$67,217	$25,832

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$23.67		$17.38	$16.21	$15.36	$12.51	$10.14

Net investment income (loss) (a)	0.04		(0.02)	0.06	0.07	(0.00)‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.66		6.36	1.11	0.83	2.85	2.61

Total from investment operations	0.70		6.34	1.17	0.90	2.85	2.61

Less dividends:
From net investment income	—		(0.05)	—	(0.05)	—	(0.24)

Net asset value at end of period	$24.37		$23.67	$17.38	$16.21	$15.36	$12.51

Total investment return (b)	2.96	%(c)	36.59%	7.22%	5.86%	22.78%	27.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31	%††	(0.10%)	0.32%	0.43%	(0.02%)	0.01%
Net expenses	1.24	%††	1.30%	1.38%	1.36%	1.48%	1.54%
Expenses (before waiver/reimbursement)	1.24	%††	1.30%	1.38%	1.36%	1.48%	1.92%
Portfolio turnover rate	19%		38%	32%	45%	49%	218%
Net assets at end of period (in 000’s)	$129,785		$129,496	$83,047	$89,115	$97,707	$66,905

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$21.94		$16.25	$15.32	$14.62	$12.02	$9.70

Net investment income (loss) (a)	(0.08)		(0.21)	(0.12)	(0.09)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.61		5.92	1.05	0.79	2.72	2.54

Total from investment operations	0.53		5.71	0.93	0.70	2.60	2.45

Less dividends:
From net investment income	—		(0.02)	—	(0.00)‡	—	(0.13)

Net asset value at end of period	$22.47		$21.94	$16.25	$15.32	$14.62	$12.02

Total investment return (b)	2.42	% (c)	35.15%	6.07%	4.81%	21.63%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71	%)††	(1.11%)	(0.73%)	(0.57%)	(0.93%)	(0.95%)
Net expenses	2.27	% ††	2.35%	2.43%	2.38%	2.38%	2.38%
Expenses (before waiver/reimbursement)	2.27	% ††	2.35%	2.43%	2.41%	2.56%	2.78%
Portfolio turnover rate	19%		38%	32%	45%	49%	218%
Net assets at end of period (in 000’s)	$28,283		$30,879	$29,832	$37,309	$43,744	$23,354

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$21.93		$16.24	$15.31	$14.62	$12.01	$9.70

Net investment income (loss) (a)	(0.08)		(0.22)	(0.12)	(0.09)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.61		5.93	1.05	0.78	2.73	2.53

Total from investment operations	0.53		5.71	0.93	0.69	2.61	2.45

Less dividends:
From net investment income	—		(0.02)	—	(0.00)‡	—	(0.14)

Net asset value at end of period	$22.46		$21.93	$16.24	$15.31	$14.62	$12.01

Total investment return (b)	2.42	% (c)(d)	35.18%	6.07%	4.74%	21.73%	26.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72	%)††	(1.13%)	(0.74%)	(0.57%)	(0.91%)	(0.83%)
Net expenses	2.27	% ††	2.35%	2.43%	2.38%	2.38%	2.39%
Expenses (before waiver/reimbursement)	2.27	% ††	2.35%	2.43%	2.41%	2.56%	2.81%
Portfolio turnover rate	19%		38%	32%	45%	49%	218%
Net assets at end of period (in 000’s)	$21,465		$21,323	$16,036	$17,589	$19,944	$17,048

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$24.20		$17.76	$16.53	$15.67	$12.72	$10.34

Net investment income (loss) (a)	0.07		0.03	0.10	0.10	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.67		6.51	1.13	0.86	2.91	2.65

Total from investment operations	0.74		6.54	1.23	0.96	2.95	2.69

Less dividends:
From net investment income	—		(0.10)	—	(0.10)	—	(0.31)

Net asset value at end of period	$24.94		$24.20	$17.76	$16.53	$15.67	$12.72

Total investment return (b)	3.06	%(c)(d)	36.99%	7.44%	6.11%	23.19%	27.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	0.15%	0.57%	0.60%	0.30%	0.39%
Net expenses	0.99	%††	1.04%	1.13%	1.10%	1.17%	1.18%
Expenses (before waiver/reimbursement)	0.99	%††	1.04%	1.13%	1.10%	1.23%	1.68%
Portfolio turnover rate	19%		38%	32%	45%	49%	218%
Net assets at end of period (in 000’s)	$306,400		$314,781	$167,135	$173,456	$152,227	$155,425

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R1	Six months ended April 30, 2014*		Year ended October 31, 2013	July 31, 2012** through October 31, 2012
Net asset value at beginning of period	$24.18		$17.76	$17.05

Net investment income (loss) (a)	0.06		0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.67		6.50	0.71

Total from investment operations	0.73		6.51	0.71

Less dividends:
From net investment income	—		(0.09)	—

Net asset value at end of period	$24.91		$24.18	$17.76

Total investment return (b)	3.02	%(c)	36.82%	4.16	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47	%††	0.04%	(0.03	%)††
Net expenses	1.09	%††	1.14%	1.26	% ††
Portfolio turnover rate	19%		38%	32%
Net assets at end of period (in 000’s)	$57		$55	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2014*		Year ended October 31, 2013	July 31, 2012** through October 31, 2012
Net asset value at beginning of period	$23.65		$17.37	$16.69

Net investment income (loss) (a)	0.03		(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.65		6.37	0.69

Total from investment operations	0.68		6.33	0.68

Less dividends:
From net investment income	—		(0.05)	—

Net asset value at end of period	$24.33		$23.65	$17.37

Total investment return (b)	2.88	%(c)(d)	36.50%	4.07	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22	%††	(0.18%)	(0.27	%)††
Net expenses	1.34	%††	1.40%	1.51	% ††
Portfolio turnover rate	19%		38%	32%
Net assets at end of period (in 000’s)	$37		$36	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

22	MainStay U.S. Small Cap Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate was 0.85% for the six-month period ended April 30, 2014. For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,544,441.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$28
Class R2	18

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $14,144 and $19,605, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and

Class C shares of $1,232, $12,922 and $1,212, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$163,483
Class A	63,196
Class B	56,993
Class C	41,296
Class I	155,915
Class R1	27
Class R2	17

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$5,187	0.0	%‡
Class I	75,174,723	24.5
Class R1	36,706	64.6
Class R2	36,543	100.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $148,310,710 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these

24	MainStay U.S. Small Cap Fund

capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015 2016 2017	$10,834 89,824 47,653	$	— — —
Total	$148,311		$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$1,274,072

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $112,085 and $140,258, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	151,564	$3,706,949
Shares redeemed	(224,823)	(5,487,133)

Net increase (decrease) in shares outstanding before conversion	(73,259)	(1,780,184)
Shares converted into Investor Class (See Note 1)	88,767	2,168,995
Shares converted from Investor Class (See Note 1)	(137,083)	(3,397,091)

Net increase (decrease)	(121,575)	$(3,008,280)

Year ended October 31, 2013:
Shares sold	284,892	$5,857,752
Shares issued to shareholders in reinvestment of dividends and distributions	3,748	66,651
Shares redeemed	(525,297)	(10,627,318)

Net increase (decrease) in shares outstanding before conversion	(236,657)	(4,702,915)
Shares converted into Investor Class (See Note 1)	246,917	5,005,930
Shares converted from Investor Class (See Note 1)	(291,800)	(6,183,345)

Net increase (decrease)	(281,540)	$(5,880,330)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	418,236	$10,277,702
Shares redeemed	(714,161)	(17,573,499)

Net increase (decrease) in shares outstanding before conversion	(295,925)	(7,295,797)
Shares converted into Class A (See Note 1)	151,702	3,781,341

Net increase (decrease)	(144,223)	$(3,514,456)

Year ended October 31, 2013:
Shares sold	1,353,510	$28,455,458
Shares issued to shareholders in reinvestment of dividends and distributions	12,300	220,891
Shares redeemed	(1,005,993)	(20,637,248)

Net increase (decrease) in shares outstanding before conversion	359,817	8,039,101
Shares converted into Class A (See Note 1)	347,452	7,354,384
Shares converted from Class A (See Note 1)	(15,471)	(336,837)

Net increase (decrease)	691,798	$15,056,648

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	86,992	$1,972,961
Shares redeemed	(123,506)	(2,821,576)

Net increase (decrease) in shares outstanding before conversion	(36,514)	(848,615)
Shares converted from Class B (See Note 1)	(112,199)	(2,553,245)

Net increase (decrease)	(148,713)	$(3,401,860)

Year ended October 31, 2013:
Shares sold	175,299	$3,364,971
Shares issued to shareholders in reinvestment of dividends and distributions	1,699	28,401
Shares redeemed	(297,541)	(5,663,434)

Net increase (decrease) in shares outstanding before conversion	(120,543)	(2,270,062)
Shares converted from Class B (See Note 1)	(308,279)	(5,840,132)

Net increase (decrease)	(428,822)	$(8,110,194)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	81,331	$1,837,595
Shares redeemed	(97,843)	(2,224,151)

Net increase (decrease)	(16,512)	$(386,556)

Year ended October 31, 2013:
Shares sold	164,688	$3,221,450
Shares issued to shareholders in reinvestment of dividends and distributions	797	13,318
Shares redeemed	(180,754)	(3,425,875)

Net increase (decrease)	(15,269)	$(191,107)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,397,807	$34,967,683
Shares redeemed	(2,120,222)	(53,648,051)

Net increase (decrease)	(722,415)	$(18,680,368)

Year ended October 31, 2013:
Shares sold	4,898,733	$107,929,298
Shares issued to shareholders in reinvestment of dividends and distributions	48,996	898,671
Shares redeemed	(1,348,719)	(28,414,625)

Net increase (decrease)	3,599,010	$80,413,344

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	27	$685

Net increase (decrease)	27	$685

Year ended October 31, 2013:
Shares sold	1,538	$35,675
Shares issued to shareholders in reinvestment of dividends and distributions	8	134
Shares redeemed	(757)	(17,553)

Net increase (decrease)	789	$18,256

Class R2 (a)	Shares	Amount
Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	4	$68

Net increase (decrease)	4	$68

(a) For the six-month period ended April 30, 2014, there was no share activity.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay U.S. Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

28	MainStay U.S. Small Cap Fund

Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life

Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay U.S. Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34091 MS164-14	MSUSC10-06/14 NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.83 6.63%	–5.94 –1.51%	0.96 3.35%	1.16 1.16%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.92 6.72	–5.72 –1.28	1.08 3.48	0.93 0.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.50 6.50	–2.70 –1.75	3.09 3.09	1.41 1.41
Class I Shares	No Sales Charge		6.85	–1.03	3.81	0.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays New York Municipal Bond Index[3]	3.71%	0.71%	2.39%
Average Lipper New York Municipal Debt Fund[4]	4.40	–1.71	1.56

3.	The Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper New York municipal debt fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,066.30	$4.71	$1,020.20	$4.61

Class A Shares	$1,000.00	$1,067.20	$3.84	$1,021.10	$3.76

Class C Shares	$1,000.00	$1,065.00	$5.99	$1,019.00	$5.86

Class I Shares	$1,000.00	$1,068.50	$2.56	$1,022.30	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.75% for Class A, 1.17% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Higher Education	23.7%
General	11.4
General Obligation	7.6
Tobacco Settlement	6.8
Industrial Development / Pollution Control	6.7
Hospital	5.0
Medical	4.4
Transportation	4.0
Airport	3.5
Life Care	3.0
Facilities	2.8

Development	2.7%
Dedicated Tax	2.0
Education	2.0
Utilities	1.5
Power	1.2
Housing	1.0
Charter School	0.9
Unaffiliated Investment Company	0.3
Public Power	0.2
Other Assets, Less Liabilities	9.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	New York State Dormitory Authority, Revenue Bonds, 5.00%, due 7/1/41

2.	Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds, 5.00%–5.125%, due 6/1/35–6/1/46

3.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42

4.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32

5.	New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds, 5.00%–6.375%, due 1/1/36–1/1/39
6.	Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds, 5.00%, due 1/1/34

7.	TSASC, Inc., Revenue Bonds, 5.00%–5.125%, due 6/1/34–6/1/42

8.	Dutchess County Industrial Development Agency, Bard College, Revenue Bonds, 5.00%, due 8/1/46

9.	Territory of Guam, Unlimited General Obligation, 6.75%–7.00%, due 11/15/29–11/15/39

10.	New York Liberty Development Corp., Bank of America, Revenue Bonds, 5.625%–6.375%, due 7/15/47–7/15/49

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 6.63% for Investor Class shares, 6.72% for Class A shares and 6.50% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 6.85%. All share classes outperformed the 3.71% return of the Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, as well as the 4.40% return of the average Lipper2 New York municipal debt fund for the six months ended April 30, 2014. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were adjusted to expand the Fund’s ability to invest in derivatives, such as futures, options and swap agreements.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower-rating profile than the Barclays New York Municipal Bond Index, which contains only investment-grade bonds. (The Fund can opportunistically invest up to 20% of its net assets in below-investment-grade bonds.) This positioning performed well during the reporting period as credit spreads3 narrowed. In addition, the Fund’s investments in Guam, the Virgin Islands and Puerto Rico–insured bonds produced higher overall returns than the Index.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration is targeted to be in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the Prospectus. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand) and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the Barclays New York Municipal Bond Index. The Fund’s duration was longer than the Index at the beginning of the reporting period, but was brought to a neutral position toward the end of 2013 as we expected interest rates to trend higher in 2014. As of April 30, 2014, the Fund’s modified duration to worst5 was approximately 5.6 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, our constructive view of the municipal market did not change materially. At the beginning of the reporting period, we believed that the municipal market was oversold and due for a turnaround. Our fully invested stance— which had a slight negative effect on performance as yields drifted higher in the latter portion of 2013—ultimately set the stage for strong performance relative to the Barclays New York Municipal Bond Index from January through April 2014. Additionally, our belief that monoline bond insurers6 were improving their claims-paying fundamentals led us to increase our exposure to Puerto Rico–insured bonds, which were trading at depressed levels because of Puerto Rico’s severe financial crisis.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Absolute performance was led by strong contributions from the tobacco sector and insured Puerto Rico bonds. (Contributions take weightings and total returns into account.) The tobacco sector continued to offer attractive yields, attracting non-traditional municipal buyers, which helped move the bonds’ prices higher. Insured Puerto Rico bonds performed well during the reporting period and received an additional boost in March 2014 when Standard & Poor’s upgraded its ratings on Assured Guaranty and National Public Finance Guarantee. Additionally, the Fund’s holdings of below-investment-grade bonds outperformed the Barclays New York Municipal Bond Index. On the downside, the Fund’s cash equivalent position of 5% to 7.9% during the last two months of the reporting period detracted from performance as the municipal market continued to rally.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund increased its exposure to insured Puerto Rico bonds from zero to 3.3% of net assets, and Guam from 5.6% to 8%.

1.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.

mainstayinvestments.com	9

On the other hand, the Fund decreased its exposure to the industrial-development revenue sector from 15% to 7.4%.

How did the Fund’s sector weightings change during the reporting period?

The Fund continued to discover investment opportunities in the lower-investment-grade and below-investment-grade areas of the New York tax-exempt market. This included insured Puerto Rico bonds and Guam bonds. We continue to focus on building a Fund with high levels of liquidity and diversification within the New York municipal market. Exposure decreased in the industrial revenue and higher-education sectors, while exposure increased in the hospital, dedicated tax and airport sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was overweight relative to the Barclays New York Municipal Bond Index in the higher-education sector, followed by the hospital sector. As of the same date, the Fund held overweight positions in bonds with below-investment-grade ratings, as well as bonds issued by Guam, Puerto Rico and the Virgin Islands, none of which are included in the Barclay’s New York Municipal Bond Index. As of April 30, 2014, the Fund had a longer average maturity than the Barclays New York Municipal Bond Index because we believed that longer bonds offered better value in the then-current environment.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Municipal Bonds 90.4%†
Airport 3.5%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23 (a)	$500,000	$546,485
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,100,580
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	645,342
6.00%, due 12/1/42	520,000	572,562

		2,864,969

Charter School 0.9%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	750,000	764,963

Dedicated Tax 2.0%
Guam Government, Revenue Bonds Series A 5.375%, due 12/1/24	1,000,000	1,079,430
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds Series F-1 5.00%, due 5/1/28	500,000	561,780

		1,641,210

Development 2.7%
Geneva Development Corp., Hobart & William Smith College, Revenue Bonds 5.00%, due 9/1/39	500,000	537,600
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.50%, due 6/1/39	115,000	123,802
New York City Industrial Development Agency, British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (a)	500,000	489,235
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,000,000	1,051,030

		2,201,667

Education 2.0%
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,673,970

	Principal Amount	Value
Facilities 2.8%
Puerto Rico Public Buildings Authority, Revenue Bonds Series H, Insured: AMBAC 5.50%, due 7/1/16	$500,000	$500,160
♦Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	1,175,000	1,264,018
Series A 7.00%, due 11/15/39	500,000	540,095

		2,304,273

General 11.4%
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,065,660
5.00%, due 8/1/42	1,000,000	1,049,200
♦New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	830,000	829,394
Insured: AMBAC 5.00%, due 1/1/39	500,000	493,335
Insured: GTY 6.375%, due 1/1/39	500,000	555,540
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: GTY (zero coupon), due 3/1/40	160,000	44,070
Insured: GTY (zero coupon), due 3/1/44	500,000	105,830
Insured: GTY (zero coupon), due 3/1/46	3,250,000	618,053
Insured: GTY (zero coupon), due 3/1/47	400,000	72,208
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, Insured: AMBAC 5.50%, due 7/1/17	700,000	698,334
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,117,860
Territory of Guam, Section 30, Revenue Bonds Series A 5.75%, due 12/1/34	500,000	542,485

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	$1,000,000	$1,051,500
Virgin Islands Public Finance Authority, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,200,000	1,261,800

		9,505,269

General Obligation 7.6%
City of New York, Unlimited General Obligation Series H-5 0.29%, due 3/1/34 (b)	845,000	845,000
Commonwealth of Puerto Rico, Public Improvement Project, Unlimited General Obligation
Insured: AGM 5.25%, due 7/1/20	100,000	101,598
Series A, Insured: AGC 5.50%, due 7/1/29	100,000	98,777
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	691,899
Moravia Central School District, General Obligation
Insured: AGM 4.00%, due 6/15/35	335,000	338,005
Insured: AGM 4.00%, due 6/15/36	345,000	346,497
Insured: AGM 4.00%, due 6/15/37	360,000	357,566
Nassau County, General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,031,100
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	506,005
Oyster Bay Public Improvement, Unlimited General Obligation Series B 4.00%, due 12/1/20	100,000	110,750
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	110,000	106,282

	Principal Amount	Value
General Obligation (continued)
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	$315,000	$341,750
Town of Oyster Bay, NY, Public Improvement Project, General Obligation Series A, Insured: BAM 5.00%, due 1/15/28	500,000	563,670
Village of Harrison, NY, Public Improvement, General Obligation
5.00%, due 12/15/24	395,000	474,909
5.00%, due 12/15/25	365,000	435,025

		6,348,833

Higher Education 23.7%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	919,536
♦Dutchess County Industrial Development Agency, Bard College, Revenue Bonds Series A-1 5.00%, due 8/1/46	2,015,000	1,806,972
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,076,470
Geneva Development Corp., Hobart & William Smith College, Revenue Bonds 5.00%, due 9/1/32	1,000,000	1,092,100
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	501,804
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,134,230
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	363,145
Monroe County Industrial Development Corp., Monroe Community College, Revenue Bonds Insured: AGM 5.00%, due 1/15/38	1,130,000	1,177,132

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	$440,000	$489,328
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds Series B 5.25%, due 12/1/36	500,000	489,615
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	621,528
Series B 5.00%, due 7/1/32	390,000	403,993
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,621,185
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	815,000	848,423
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.25%, due 7/1/48	755,000	838,662
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,605,045
New York State Dormitory Authority, The New School, Revenue Bonds 6.00%, due 7/1/50	1,500,000	1,652,580
New York State Dormitory Authority, Yeshiva University, Revenue Bonds Insured: AMBAC 5.25%, due 7/1/18	200,000	200,486
Orange County Funding Corp., Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,019,750
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	535,430
Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds 5.125%, due 9/1/40	1,185,000	1,247,710

		19,645,124

	Principal Amount	Value
Hospital 5.0%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	$2,000,000	$2,077,340
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds Series A 5.00%, due 12/1/32	540,000	576,067
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	1,000,000	921,610
5.00%, due 7/1/42	500,000	471,180
Westchester County Healthcare Corp., Revenue Bonds Series A 4.50%, due 11/1/26	125,000	130,956

		4,177,153

Housing 1.0%
Southampton Housing Authority, Revenue Bonds
3.00%, due 5/15/32	425,000	379,601
3.125%, due 5/15/35	315,000	268,588
3.25%, due 5/15/37	200,000	169,876

		818,065

Industrial Development / Pollution Control 6.7%
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	700,000	701,505
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,551,225
♦New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,140,982
Class 3 6.375%, due 7/15/49	545,000	594,175
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,092,042
Class 3 5.00%, due 3/15/44	500,000	512,895

		5,592,824

Life Care 3.0%
Tompkins County Development Corp., Kendall at Ithaca, Inc. Project, Revenue Bonds 4.50%, due 7/1/42	770,000	701,293

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Life Care (continued)
♦Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds 5.00%, due 1/1/34	$1,750,000	$1,823,622

		2,524,915

Medical 4.4%
Albany Industrial Development Agency, Revenue Bonds Series A 5.25%, due 11/15/32	1,400,000	1,471,862
♦New York State Dormitory Authority, Revenue Bonds 5.00%, due 7/1/41	2,000,000	2,163,120

		3,634,982

Power 1.2%
Puerto Rico Electric Power Authority, Revenue Bonds Series N, Insured: NATL-RE 5.25%, due 7/1/19	500,000	509,470
Virgin Islands Water and Power Authority, Revenue Bonds Series A 5.00%, due 7/1/31	600,000	505,458

		1,014,928

Public Power 0.2%
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	175,000	192,054

Tobacco Settlement 6.8%
♦Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,000,000	763,590
Series A-3 5.125%, due 6/1/46	1,905,000	1,387,793
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	850,000	880,243
5.375%, due 6/1/28	825,000	764,181
♦TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	1,205,000	997,330
Series 1 5.125%, due 6/1/42	1,025,000	825,443

		5,618,580

	Principal Amount	Value
Transportation 4.0%
Metropolitan Transportation Authority, Revenue Bonds Series E 5.00%, due 11/15/42	$890,000	$943,596
Port Authority of New York and New Jersey, Revenue Bonds 5.00%, due 12/1/38 (a)	1,500,000	1,604,235
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series N, Insured: NATL-RE 5.25%, due 7/1/32	750,000	696,825
Triborough Bridge and Tunnel Authority, Revenue Bonds 0.09%, due 1/1/32 (b)	100,000	100,000

		3,344,656

Utilities 1.5%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,271,916

Total Municipal Bonds (Cost $74,344,071)		75,140,351

	Shares
Unaffiliated Investment Company 0.3%
New York 0.3%
Nuveen New York AMT-Free Municipal Income Fund	17,036	225,216

Total Unaffiliated Investment Company (Cost $255,425)		225,216

Total Investments (Cost $74,599,496) (e)	90.7%	75,365,567
Other Assets, Less Liabilities	9.3	7,707,878
Net Assets	100.0%	$83,073,445

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.1%)
United States Treasury Notes June 2014 (10 Year) (d)	(125)	$(49,097)

Total Futures Contracts (Notional Amount $15,552,734)		$(49,097)

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2014.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(d)	As of April 30, 2014, cash in the amount of $162,500 was on deposit with a broker for futures transactions.

(e)	As of April 30, 2014, cost was $74,599,496 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,843,197
Gross unrealized depreciation	(1,077,126)

Net unrealized appreciation	$766,071

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

AGC—Assured Guaranty Corp.

BAM—Build America Mutual Assurance Company

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$75,140,351	$—	$75,140,351
Unaffiliated Investment Company	225,216	—	—	225,216

Total Investments in Securities	$225,216	$75,140,351	$—	$75,365,567

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(49,097)	$—	$—	$(49,097)

Total Other Financial Instruments	$(49,097)	$—	$—	$(49,097)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $74,599,496)	$75,365,567
Cash	6,409,356
Cash collateral on deposit at broker	162,500
Receivables:
Dividends and interest	1,157,892
Fund shares sold	752,687
Other assets	6,574

Total assets	83,854,576

Liabilities
Payables:
Fund shares redeemed	625,931
Variation margin on futures contracts	52,734
Professional fees	29,400
Manager (See Note 3)	26,259
Shareholder communication	7,333
NYLIFE Distributors (See Note 3)	6,225
Transfer agent (See Note 3)	3,299
Trustees	114
Custodian	21
Accrued expenses	13,531
Dividend payable	16,284

Total liabilities	781,131

Net assets	$83,073,445

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,353
Additional paid-in capital	84,388,698

84,397,051
Undistributed net investment income	7,575
Accumulated net realized gain (loss) on investments and futures transactions	(2,048,155)
Net unrealized appreciation (depreciation) on investments and futures contracts	716,974

Net assets	$83,073,445

Investor Class
Net assets applicable to outstanding shares	$124,970

Shares of beneficial interest outstanding	12,564

Net asset value per share outstanding	$9.95
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.42

Class A
Net assets applicable to outstanding shares	$23,202,279

Shares of beneficial interest outstanding	2,333,869

Net asset value per share outstanding	$9.94
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.41

Class C
Net assets applicable to outstanding shares	$4,109,209

Shares of beneficial interest outstanding	413,183

Net asset value and offering price per share outstanding	$9.95

Class I
Net assets applicable to outstanding shares	$55,636,987

Shares of beneficial interest outstanding	5,593,448

Net asset value and offering price per share outstanding	$9.95

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,816,616
Dividends	7,053

Total income	1,823,669

Expenses
Manager (See Note 3)	191,481
Distribution/Service—Investor Class (See Note 3)	128
Distribution/Service—Class A (See Note 3)	24,720
Distribution/Service—Class C (See Note 3)	9,436
Professional fees	24,552
Transfer agent (See Note 3)	8,978
Shareholder communication	6,512
Registration	4,338
Custodian	3,764
Trustees	675
Miscellaneous	2,738

Total expenses before waiver/reimbursement	277,322
Expense waiver/reimbursement from Manager (See Note 3)	(47,424)

Net expenses	229,898

Net investment income (loss)	1,593,771

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,009,213)
Futures transactions	(216,761)

Net realized gain (loss) on investments and futures transactions	(1,225,974)

Net change in unrealized appreciation (depreciation) on:
Investments	4,551,751
Futures contracts	216,336

Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,768,087

Net realized and unrealized gain (loss) on investments and futures transactions	3,542,113

Net increase (decrease) in net assets resulting from operations	$5,135,884

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,593,771	$2,638,946
Net realized gain (loss) on investments and futures transactions	(1,225,974)	(823,096)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,768,087	(5,796,859)

Net increase (decrease) in net assets resulting from operations	5,135,884	(3,981,009)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,968)	(2,715)
Class A	(394,262)	(493,776)
Class C	(67,821)	(82,111)
Class I	(1,129,720)	(2,058,781)

	(1,593,771)	(2,637,383)

From net realized gain on investments:
Investor Class	—	(220)
Class A	—	(13,757)
Class C	—	(3,988)
Class I	—	(195,969)

	—	(213,934)

Total dividends and distributions to shareholders	(1,593,771)	(2,851,317)

Capital share transactions:
Net proceeds from sale of shares	10,715,494	33,653,224
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,481,939	2,720,105
Cost of shares redeemed	(7,547,376)	(10,304,648)

Increase (decrease) in net assets derived from capital share transactions	4,650,057	26,068,681

Net increase (decrease) in net assets	8,192,170	19,236,355

Net Assets
Beginning of period	74,881,275	55,644,920

End of period	$83,073,445	$74,881,275

Undistributed net investment income at end of period	$7,575	$7,575

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Investor Class	Six months ended April 30, 2014*		Year ended October 31, 2013	May 14, 2012** through October 31, 2012
Net asset value at beginning of period	$9.51		$10.38	$10.00

Net investment income (loss)	0.18		0.34	0.13
Net realized and unrealized gain (loss) on investments	0.44		(0.83)	0.38

Total from investment operations	0.62		(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.18)		(0.34)	(0.13)
From net realized gain on investments	—		(0.04)	—

Total dividends and distributions	(0.18)		(0.38)	(0.13)

Net asset value at end of period	$9.95		$9.51	$10.38

Total investment return (a)	6.63	%(b)	(4.86%)	5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.85	%††	3.41%	3.18	%††
Net expenses	0.92	%††	0.98%	0.92	%††
Expenses (before waiver/reimbursement)	1.04	%††	1.15%	1.30	%††
Portfolio turnover rate	30%		61%	67%
Net assets at end of period (in 000’s)	$125		$95	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class A	Six months ended April 30, 2014*		Year ended October 31, 2013	May 14, 2012** through October 31, 2012
Net asset value at beginning of period	$9.50		$10.38	$10.00

Net investment income (loss)	0.19		0.36	0.14
Net realized and unrealized gain (loss) on investments	0.44		(0.84)	0.38

Total from investment operations	0.63		(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.19)		(0.36)	(0.14)
From net realized gain on investments	—		(0.04)	—

Total dividends and distributions	(0.19)		(0.40)	(0.14)

Net asset value at end of period	$9.94		$9.50	$10.38

Total investment return (a)	6.72	%(b)	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99	%††	3.61%	3.46	%††
Net expenses	0.75	%††	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	0.87	%††	0.92%	1.13	%††
Portfolio turnover rate	30%		61%	67%
Net assets at end of period (in 000’s)	$23,202		$19,314	$2,368

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2014*		Year ended October 31, 2013	May 14, 2012** through October 31, 2012
Net asset value at beginning of period	$9.51		$10.38	$10.00

Net investment income (loss)	0.17		0.32	0.12
Net realized and unrealized gain (loss) on investments	0.44		(0.83)	0.38

Total from investment operations	0.61		(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.17)		(0.32)	(0.12)
From net realized gain on investments	—		(0.04)	—

Total dividends and distributions	(0.17)		(0.36)	(0.12)

Net asset value at end of period	$9.95		$9.51	$10.38

Total investment return (a)	6.50	%(b)	(5.11%)	5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59	%††	3.11%	2.96	%††
Net expenses	1.17	%††	1.23%	1.17	%††
Expenses (before waiver/reimbursement)	1.29	%††	1.40%	1.55	%††
Portfolio turnover rate	30%		61%	67%
Net assets at end of period (in 000’s)	$4,109		$3,166	$601

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	Six months ended April 30, 2014*		Year ended October 31, 2013	May 14, 2012** through October 31, 2012
Net asset value at beginning of period	$9.51		$10.38	$10.00

Net investment income (loss)	0.20		0.39	0.15
Net realized and unrealized gain (loss) on investments	0.44		(0.83)	0.38

Total from investment operations	0.64		(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.20)		(0.39)	(0.15)
From net realized gain on investments	—		(0.04)	—

Total dividends and distributions	(0.20)		(0.43)	(0.15)

Net asset value at end of period	$9.95		$9.51	$10.38

Total investment return (a)	6.85	%(b)	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.27	%††	3.87%	3.21	%††
Net expenses	0.50	%††	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	0.62	%††	0.67%	0.88	%††
Portfolio turnover rate	30%		61%	67%
Net assets at end of period (in 000’s)	$55,637		$52,307	$52,619

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date was on May 14, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

22	MainStay New York Tax Free Opportunities Fund

expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gain, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. New York continues to experience financial difficulties due to the economic environment. The further deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(49,097)	$(49,097)

Total Fair Value		$(49,097)	$(49,097)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(216,761)	$(216,761)

Total Realized Gain (Loss)		$(216,761)	$(216,761)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$216,336	$216,336

Total Change in Unrealized Appreciation (Depreciation)		$216,336	$216,336

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	120	120

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

24	MainStay New York Tax Free Opportunities Fund

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $191,481 and waived its fees and/or reimbursed expenses in the amount of $47,424.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $37 and $405, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,462 and $801, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$92
Class A	1,486
Class C	3,397
Class I	4,003

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$26,588	21.3%
Class A	26,651	0.1
Class C	26,460	0.6
Class I	53,543,296	96.2

Note 4–Federal Income Tax

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $1,087,614 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$778	$310

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$217,763
Exempt Interest Dividends	2,623,328
Long-Term Capital Gain	10,226
Total	$2,851,317

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six- month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $25,039 and $22,322, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,421	$23,521
Shares issued to shareholders in reinvestment of dividends and distributions	198	1,915
Shares redeemed	(1)	(10)

Net increase (decrease)	2,618	$25,426

Year ended October 31, 2013:
Shares sold	10,198	$104,891
Shares issued to shareholders in reinvestment of dividends and distributions	286	2,865
Shares redeemed	(7,561)	(78,361)

Net increase (decrease) in shares outstanding before conversion	2,923	29,395
Shares converted into Investor Class (See Note 1)	1,583	16,414

Net increase (decrease)	4,506	$45,809

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	926,162	$8,962,863
Shares issued to shareholders in reinvestment of dividends and distributions	34,027	328,922
Shares redeemed	(658,422)	(6,320,484)

Net increase (decrease)	301,767	$2,971,301

Year ended October 31, 2013:
Shares sold	2,643,096	$26,902,081
Shares issued to shareholders in reinvestment of dividends and distributions	43,980	435,305
Shares redeemed	(881,622)	(8,566,504)

Net increase (decrease) in shares outstanding before conversion	1,805,454	18,770,882
Shares converted from Class A (See Note 1)	(1,584)	(16,414)

Net increase (decrease)	1,803,870	$18,754,468

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	157,688	$1,495,383
Shares issued to shareholders in reinvestment of dividends and distributions	4,640	44,930
Shares redeemed	(82,098)	(785,954)

Net increase (decrease)	80,230	$754,359

Year ended October 31, 2013:
Shares sold	355,012	$3,658,365
Shares issued to shareholders in reinvestment of dividends and distributions	5,795	57,776
Shares redeemed	(85,762)	(824,415)

Net increase (decrease)	275,045	$2,891,726

26	MainStay New York Tax Free Opportunities Fund

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	24,403	$233,727
Shares issued to shareholders in reinvestment of dividends and distributions	114,414	1,106,172
Shares redeemed	(45,325)	(440,928)

Net increase (decrease)	93,492	$898,971

Year ended October 31, 2013:
Shares sold	299,244	$2,987,887
Shares issued to shareholders in reinvestment of dividends and distributions	220,906	2,224,159
Shares redeemed	(89,012)	(835,368)

Net increase (decrease)	431,138	$4,376,678

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

28	MainStay New York Tax Free Opportunities Fund

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Fund’s relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Addi-

tionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

30	MainStay New York Tax Free Opportunities Fund

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay New York Tax Free Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34053 MS164-14	MSNTF10-06/14 NL035

MainStay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Since Inception (12/17/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	0.12 3.22%	2.28 5.44%	3.18 5.51%	1.33 1.33%
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	0.17 3.27	2.50 5.67	3.39 5.72	1.20 1.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.85 2.85	3.69 4.69	4.82 4.82	2.08 2.08
Class I Shares	No Sales Charge		3.39	5.81	5.93	0.95
Class R2 Shares	No Sales Charge		3.22	5.55	5.60	1.30

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	3.35%	6.15%	7.24%
Average Lipper High Yield Fund[4]	4.09	5.46	7.40

3.	The Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Bank of America Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2013, to April 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended April 30, 2014. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,032.20	$5.59	$1,019.30	$5.56

Class A Shares	$1,000.00	$1,032.70	$5.09	$1,019.80	$5.06

Class C Shares	$1,000.00	$1,028.50	$9.35	$1,015.60	$9.30

Class I Shares	$1,000.00	$1,033.90	$3.83	$1,021.00	$3.81

Class R2 Shares	$1,000.00	$1,032.20	$5.59	$1,019.30	$5.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Investor Class, 1.01% for Class A, 1.86% for Class C, 0.76% for Class I and 1.11% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Schaeffler Holding Finance B.V., 6.875%, due 8/15/18

2.	Cogent Communications Group, Inc., 8.375%, due 2/15/18

3.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

4.	Kaiser Aluminum Corp., 8.25%, due 6/1/20

5.	Hughes Satellite Systems Corp., 6.50%, due 6/15/19
6.	DineEquity, Inc., 9.50%, due 10/30/18

7.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

8.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

9.	CONSOL Energy, Inc., 5.875%–8.25%, due 4/1/20–4/15/22

10.	T-Mobile USA, Inc., 5.25%–6.464%, due 9/1/18–4/28/19

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 3.22% for Investor Class shares, 3.27% for Class A shares and 2.85% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 3.39% and Class R2 shares returned 3.22%. For the six months ended April 30, 2014, Class I shares outperformed—and all other share classes underperformed—the 3.35% return of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.09% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were adjusted to expand the Fund’s ability to invest in derivatives, such as futures, options and swap agreements.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. During the reporting period, the Fund performed in line with the Bank of America Merrill Lynch 1–5 Year BB-B High Yield Corporate Cash Pay Index. The short-duration part of the market underperformed the broad high-yield market as measured by the Credit Suisse High Yield Index because of the short-duration segment’s lower sensitivity to interest rates, which declined during the reporting period. The Fund held an overweight position relative to the Index in credits rated B– and a small position in CCC-rated securities.3 The Fund continued to underweight credit risk relative to the broad high-yield market because we believed that higher-quality high-yield bonds remained more resilient, while the yield and spread4 value represented an excellent income opportunity in the credit markets during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index during the reporting period. This was a residual of our bottom-up investment process and not an intentional investment decision. The Fund’s comparatively shorter duration further reduced the Fund’s sensitivity to changes in interest rates. At the end of the reporting period the Fund’s modified duration was approximately 1.70 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high-yield corporate bond market generated strong returns during the reporting period, as exceptionally low interest rates and market liquidity fueled demand for income-generating assets. During the reporting period, we sought to limit what we viewed as elevated risk in the lower-quality segment of the high-yield market. Corporate credit profiles for the majority of high-yield issuers remained resilient. Defaults stayed near historical lows, with corporate balance sheets and cash flow generally remaining strong. During the reporting period, the Fund did not make any material changes to its overall positioning.

During the reporting period, which industries were the strongest positive contributors to the Fund’s performance and which industries were particularly weak?

The Fund’s investments in the services, basic industry and automotive industries made the greatest positive contributions to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Although no market segments generated negative absolute returns, the Fund’s small exposure to the insurance and utility industries contributed the least to absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased the bonds of Forest Laboratories during the reporting period on the basis of good cash flow generation and

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

improving fundamentals. Since the purchase, the company has agreed to be acquired and the bonds have appreciated because of the company’s improved credit profile. During the reporting period, we also purchased bonds of Numericable, France’s largest cable operator. The proceeds of the offering were used for an acquisition of a wireless company, which we perceived to be a good strategic asset. The bonds we purchased were first lien with moderate leverage.

During the reporting period, the Fund sold bonds of payday loan company Dollar Financial because of valuation concerns after the bonds traded at a meaningful premium. The Fund also sold its position in auto parts & equipment maker Pittsburgh Glass Works after the bonds saw significant price gains. We redeployed the assets in relative-value opportunities that we believed were more attractive.

How did the Fund’s industry weightings change during the reporting period?

We constructed a portfolio of what we consider to be high-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. During the reporting period, we have increased the Fund’s weightings in the auto and services industries. Over the same period, we have decreased exposure to the basic industry and energy market segments.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the Bank of America Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the auto, services and basic industry market segments. As of the same date, the Fund held underweight positions relative to the Index in financial services, banking and energy.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 94.0%† Convertible Bond 0.2%
Packaging & Containers 0.2%
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (a)	$650,000	$668,281

Total Convertible Bond (Cost $648,491)		668,281

Corporate Bonds 87.9%
Aerospace & Defense 1.9%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	4,176,000	4,541,400
GenCorp, Inc. 7.125%, due 3/15/21	1,805,000	1,958,425
TransDigm, Inc. 7.75%, due 12/15/18	390,000	415,350

		6,915,175

Airlines 0.3%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,206,800

Apparel 0.3%
Wolverine World Wide, Inc. 6.125%, due 10/15/20	1,100,000	1,188,000

Auto Manufacturers 1.9%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	1,840,000	1,973,400
Chrysler Group LLC / CG Co-Issuer, Inc. 8.00%, due 6/15/19 (a)	2,060,000	2,255,700
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (a)	740,000	764,050
Oshkosh Corp. 8.50%, due 3/1/20	1,673,000	1,829,844

		6,822,994

Auto Parts & Equipment 3.8%
Chassix, Inc. 9.25%, due 8/1/18 (a)	1,074,000	1,163,948
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	760,000	807,500
Schaeffler Finance B.V. 7.75%, due 2/15/17 (a)	1,085,000	1,231,475
8.50%, due 2/15/19 (a)	266,000	298,957
♦Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	7,384,000	7,836,270

	Principal Amount	Value

Auto Parts & Equipment (continued)
Tenneco, Inc. 6.875%, due 12/15/20	$1,014,000	$1,110,330
7.75%, due 8/15/18	230,000	242,075
Titan International, Inc. 6.875%, due 10/1/20 (a)	715,000	757,900
TRW Automotive, Inc. 7.25%, due 3/15/17 (a)	200,000	230,000

		13,678,455

Beverages 0.3%
Beverages & More, Inc. 10.00%, due 11/15/18 (a)	290,000	300,150
Cott Beverages, Inc. 8.125%, due 9/1/18	840,000	888,300

		1,188,450

Building Materials 5.8%
Building Materials Corporation of America 6.875%, due 8/15/18 (a)	1,025,000	1,069,844
7.00%, due 2/15/20 (a)	3,309,000	3,515,812
Gibraltar Industries, Inc. 6.25%, due 2/1/21	570,000	604,200
Headwaters, Inc. 7.25%, due 1/15/19 (a)	935,000	984,088
7.625%, due 4/1/19	3,217,000	3,458,275
Jeld-Wen, Inc. 12.25%, due 10/15/17 (a)	3,020,000	3,333,325
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20 (a)	2,185,000	2,452,662
Texas Industries, Inc. 9.25%, due 8/15/20	1,410,000	1,614,450
USG Corp. 6.30%, due 11/15/16	1,575,000	1,701,000
7.875%, due 3/30/20 (a)	703,000	783,845
8.375%, due 10/15/18 (a)	70,000	74,550
9.75%, due 8/1/14 (a)	900,000	915,750
9.75%, due 1/15/18	305,000	367,525
Vulcan Materials Co. 6.50%, due 12/1/16	75,000	83,438

		20,958,764

Chemicals 3.9%
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	2,535,000	2,693,438
NOVA Chemicals Corp. 8.625%, due 11/1/19	3,589,000	3,862,661
Olin Corp. 8.875%, due 8/15/19	1,255,000	1,335,006

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	$3,320,000	$3,510,900
PolyOne Corp. 7.375%, due 9/15/20	2,715,000	2,972,925

		14,374,930

Coal 1.6%
Arch Coal, Inc. 7.00%, due 6/15/19	420,000	323,400
8.00%, due 1/15/19 (a)	855,000	852,862
♦CONSOL Energy, Inc. 5.875%, due 4/15/22 (a)	1,390,000	1,431,700
8.25%, due 4/1/20	3,100,000	3,375,125

		5,983,087

Commercial Services 3.6%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	1,235,000	1,302,925
American Capital, Ltd. 6.50%, due 9/15/18 (a)	3,345,000	3,554,062
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	1,430,000	1,522,950
9.75%, due 3/15/20	300,000	342,000
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	2,871,000	3,003,784
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	550,000	574,750
Modular Space Corp. 10.25%, due 1/31/19 (a)	555,000	578,588
PHH Corp. 9.25%, due 3/1/16	595,000	666,400
Safway Group Holding LLC / Safway Finance Corp. 7.00%, due 5/15/18 (a)	465,000	492,900
Service Corp. International 6.75%, due 4/1/16	500,000	542,500
7.625%, due 10/1/18	155,000	179,614
United Rentals North America, Inc. 5.75%, due 7/15/18	280,000	299,600

		13,060,073

Computers 0.8%
iGATE Corp. 4.75%, due 4/15/19 (a)	2,700,000	2,730,375

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 9.75%, due 6/1/17	1,750,000	1,844,062

	Principal Amount	Value

Diversified Financial Services 0.2%
Community Choice Financial, Inc. 10.75%, due 5/1/19	$765,000	$621,563

Electric 1.9%
Calpine Corp. 7.50%, due 2/15/21 (a)	577,000	630,373
7.875%, due 7/31/20 (a)	1,415,000	1,551,194
♦GenOn Energy, Inc. 7.875%, due 6/15/17	3,130,000	3,216,075
9.50%, due 10/15/18	1,585,000	1,676,137

		7,073,779

Electronics 0.6%
Kemet Corp. 10.50%, due 5/1/18	1,385,000	1,450,787
Stoneridge, Inc. 9.50%, due 10/15/17 (a)	725,000	777,563

		2,228,350

Entertainment 3.9%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	2,129,000	2,256,740
GLP Capital LP / GLP Financing II, Inc. 4.375%, due 11/1/18 (a)	1,600,000	1,656,000
MU Finance PLC 8.375%, due 2/1/17 (a)	1,532,203	1,601,152
NAI Entertainment Holdings / NAI Entertainment Finance Corp. 5.00%, due 8/1/18 (a)	2,880,000	3,002,400
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	1,821,000	1,989,442
Speedway Motorsports, Inc. 6.75%, due 2/1/19	2,200,000	2,332,000
Vail Resorts, Inc. 6.50%, due 5/1/19	1,155,000	1,215,638

		14,053,372

Finance—Auto Loans 1.0%
Ally Financial, Inc. 2.75%, due 1/30/17	1,400,000	1,417,500
4.625%, due 6/26/15	440,000	456,588
8.30%, due 2/12/15	1,430,000	1,506,862
General Motors Financial Co., Inc. 4.75%, due 8/15/17	145,000	155,150

		3,536,100

Finance—Consumer Loans 0.2%
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	640,000	681,600

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Leasing Companies 0.2%
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (a)	$765,000	$812,813

Finance—Mortgage Loan/Banker 0.1%
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (a)	440,000	427,900

Finance—Other Services 2.7%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (a)	2,205,000	2,381,400
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 3.50%, due 3/15/17 (a)	4,325,000	4,357,437
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	1,705,000	1,717,788
9.625%, due 5/1/19	900,000	999,000
10.875%, due 4/1/15	195,000	196,219

		9,651,844

Food 0.8%
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	1,400,000	1,461,320
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	820,000	887,650
Smithfield Foods, Inc. 7.75%, due 7/1/17	620,000	717,650

		3,066,620

Forest Products & Paper 0.4%
Clearwater Paper Corp. 7.125%, due 11/1/18	720,000	762,300
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	825,000	870,375

		1,632,675

Health Care—Products 1.7%
Hanger, Inc. 7.125%, due 11/15/18	2,450,000	2,603,125
Teleflex, Inc. 6.875%, due 6/1/19	3,516,000	3,753,330

		6,356,455

	Principal Amount	Value

Health Care—Services 1.9%
Centene Corp. 5.75%, due 6/1/17	$1,044,000	$1,140,570
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	525,000	593,250
HCA, Inc. 6.50%, due 2/15/16	760,000	824,600
8.00%, due 10/1/18	225,000	266,906
9.00%, due 12/15/14	440,000	459,250
INC Research LLC 11.50%, due 7/15/19 (a)	590,000	669,650
ResCare, Inc. 10.75%, due 1/15/19	1,992,000	2,201,160
Wellcare Health Plans, Inc. 5.75%, due 11/15/20	605,000	645,838

		6,801,224

Holding Companies—Diversified 0.4%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	795,000	854,625
Leucadia National Corp. 8.125%, due 9/15/15	470,000	511,313

		1,365,938

Home Builders 1.7%
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,162,088
Meritage Homes Corp. 4.50%, due 3/1/18	2,265,000	2,315,962
Standard Pacific Corp. 10.75%, due 9/15/16	570,000	681,150
William Lyon Homes, Inc. 5.75%, due 4/15/19 (a)	1,000,000	1,020,000
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (a)	1,155,000	1,178,100

		6,357,300

Household Products & Wares 1.9%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(b)	1,530,000	1,629,450
Jarden Corp. 7.50%, due 5/1/17	760,000	873,050
Prestige Brands, Inc. 8.125%, due 2/1/20	2,840,000	3,180,800
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20	725,000	784,812
Spectrum Brands, Inc. 6.75%, due 3/15/20	550,000	593,313

		7,061,425

Insurance 0.3%
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	1,000,000	1,166,703

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Internet 2.6%
♦Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	$6,335,000	$6,841,800
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,575,000	2,690,875

		9,532,675

Iron & Steel 0.4%
Bluescope Steel Finance, Ltd. / Bluescope Steel Finance USA LLC 7.125%, due 5/1/18 (a)	1,230,000	1,322,250

Leisure Time 1.7%
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	5,925,000	6,332,344

Lodging 0.7%
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	520,000	551,200
MTR Gaming Group, Inc. 11.50%, due 8/1/19	860,000	967,500
Playa Resorts Holding B.V. 8.00%, due 8/15/20 (a)	795,000	858,600

		2,377,300

Machinery—Construction & Mining 0.5%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (a)	1,300,000	1,391,000
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(b)	380,000	400,900

		1,791,900

Media 3.4%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/17	3,475,000	3,679,156
DISH DBS Corp. 4.25%, due 4/1/18	1,050,000	1,097,250
5.125%, due 5/1/20	1,010,000	1,060,500
7.75%, due 5/31/15	150,000	160,125
Nielsen Finance LLC / Nielsen Finance Co. 7.75%, due 10/15/18	535,000	569,106
Numericable Group S.A. 4.875%, due 5/15/19 (a)	2,310,000	2,333,100
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	1,972,000	2,095,250
Videotron, Ltd. 6.375%, due 12/15/15	635,000	636,588
9.125%, due 4/15/18	710,000	734,850

		12,365,925

	Principal Amount	Value

Metal Fabricate & Hardware 0.8%
A. M. Castle & Co. 12.75%, due 12/15/16	$385,000	$430,237
Mueller Water Products, Inc. 7.375%, due 6/1/17	760,000	771,400
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	455,000	468,650
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	1,030,000	1,091,800

		2,762,087

Mining 3.0%
AuRico Gold, Inc. 7.75%, due 4/1/20 (a)	1,850,000	1,808,375
Hecla Mining Co. 6.875%, due 5/1/21	245,000	237,037
♦Kaiser Aluminum Corp. 8.25%, due 6/1/20	5,500,000	6,201,250
New Gold, Inc. 7.00%, due 4/15/20 (a)	1,165,000	1,229,075
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	1,785,000	1,481,550

		10,957,287

Miscellaneous—Manufacturing 1.0%
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	1,480,000	1,598,400
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	965,000	1,027,725
LSB Industries, Inc. 7.75%, due 8/1/19 (a)	520,000	556,400
SPX Corp. 6.875%, due 9/1/17	405,000	459,675

		3,642,200

Office Furnishings 0.9%
Interface, Inc. 7.625%, due 12/1/18	3,155,000	3,348,244

Oil & Gas 5.3%
Berry Petroleum Co., LLC 10.25%, due 6/1/14	330,000	331,650
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21 (a)	1,620,000	1,615,950
9.625%, due 8/1/20	500,000	575,000
Chesapeake Energy Corp. 3.467%, due 4/15/19 (c)	1,450,000	1,464,500
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19	1,835,000	1,912,987

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Comstock Resources, Inc. 7.75%, due 4/1/19	$3,135,000	$3,354,450
EnQuest PLC 7.00%, due 4/15/22 (a)	900,000	920,250
Frontier Oil Corp. 6.875%, due 11/15/18	450,000	477,000
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22 (a)	815,000	845,563
Newfield Exploration Co. 7.125%, due 5/15/18	695,000	719,325
Oasis Petroleum, Inc. 7.25%, due 2/1/19	350,000	373,625
PetroQuest Energy, Inc. 10.00%, due 9/1/17	1,535,000	1,634,775
Range Resources Corp. 8.00%, due 5/15/19	550,000	574,750
Rex Energy Corp. 8.875%, due 12/1/20	1,160,000	1,287,600
SM Energy Co. 6.625%, due 2/15/19	1,742,000	1,861,762
Whiting Petroleum Corp. 6.50%, due 10/1/18	635,000	669,925
WPX Energy, Inc. 5.25%, due 1/15/17	690,000	739,163

		19,358,275

Oil & Gas Services 0.3%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	550,000	574,750
Pioneer Energy Services Corp. 9.875%, due 3/15/18	420,000	442,575

		1,017,325

Packaging & Containers 1.0%
AEP Industries, Inc. 8.25%, due 4/15/19	3,280,000	3,489,100
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	100,000	110,750
Owens-Illinois, Inc. 7.80%, due 5/15/18	120,000	140,250

		3,740,100

Pharmaceuticals 2.2%
Forest Laboratories, Inc. 4.375%, due 2/1/19 (a)	1,870,000	1,989,212
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	235,000	233,825
NBTY, Inc. 9.00%, due 10/1/18	2,980,000	3,197,242

	Principal Amount	Value

Pharmaceuticals (continued)
Salix Pharmaceuticals, Ltd. 6.00%, due 1/15/21 (a)	$1,070,000	$1,147,575
Valeant Pharmaceuticals International, Inc. 6.75%, due 10/1/17 (a)	555,000	582,750
6.75%, due 8/15/18 (a)	295,000	319,338
6.875%, due 12/1/18 (a)	440,000	464,200

		7,934,142

Real Estate 1.1%
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	1,995,000	2,014,950
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	2,045,000	2,131,912

		4,146,862

Retail 4.3%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,515,000	1,647,563
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,325,000	1,417,750
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	1,850,000	2,072,000
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	1,390,000	1,511,625
Cash America International, Inc. 5.75%, due 5/15/18	215,000	215,000
♦DineEquity, Inc. 9.50%, due 10/30/18	4,529,000	4,896,981
L Brands, Inc. 8.50%, due 6/15/19	1,494,000	1,800,270
Radio Systems Corp. 8.375%, due 11/1/19 (a)	1,957,000	2,145,361

		15,706,550

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	250,000	267,500

Software 1.1%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	3,810,000	4,010,025

Storage & Warehousing 1.3%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	1,845,000	1,983,375
10.75%, due 10/15/19 (a)	595,000	636,650
Mobile Mini, Inc. 7.875%, due 12/1/20	1,930,000	2,137,475

		4,757,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 7.9%
Crown Castle International Corp. 7.125%, due 11/1/19	$900,000	$960,750
♦Hughes Satellite Systems Corp. 6.50%, due 6/15/19	4,485,000	4,933,500
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	975,000	1,014,000
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	420,000	444,150
Sable International Finance, Ltd. 8.75%, due 2/1/20 (a)	2,200,000	2,464,000
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	1,540,000	1,617,000
SBA Telecommunications, Inc. 8.25%, due 8/15/19	2,112,000	2,230,272
Sprint Capital Corp. 6.90%, due 5/1/19	2,870,000	3,149,825
Sprint Communications, Inc. 8.375%, due 8/15/17	1,200,000	1,410,000
9.125%, due 3/1/17	890,000	1,053,537
♦T-Mobile USA, Inc. 5.25%, due 9/1/18	2,075,000	2,186,531
6.464%, due 4/28/19	2,375,000	2,517,500
Virgin Media Finance PLC 8.375%, due 10/15/19	670,000	716,063
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	2,120,000	2,178,300
6.50%, due 1/15/18	1,990,000	2,058,456

		28,933,884

Transportation 2.3%
♦Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (a)	4,055,000	4,166,513
9.75%, due 5/1/20 (a)	685,000	705,550
Swift Services Holdings, Inc. 10.00%, due 11/15/18	3,085,000	3,366,506

		8,238,569

Trucking & Leasing 1.0%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	950,000	1,035,500
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	2,305,000	2,636,344

		3,671,844

Vitamins & Nutrition Products 0.4%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	1,385,000	1,433,475

Total Corporate Bonds (Cost $317,996,153)		320,495,089

	Principal Amount	Value

Loan Assignments 5.8% (d)
Aerospace & Defense 0.4%
DAE Aviation Holdings, Inc.
New Term Loan B1 5.00%, due 11/2/18	$818,260	$827,210
2nd Lien Term Loan 7.75%, due 8/5/19	695,000	701,950

		1,529,160

Auto Parts & Equipment 1.1%
CS Intermediate Holdco 2 LLC New Term Loan B 4.00%, due 4/4/21	2,200,000	2,192,667
Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 12/31/14	1,705,150	1,739,253

		3,931,920

Chemicals 0.2%
Phibro Animal Health Corp. Term Loan B 4.00%, due 3/10/21	650,000	647,969

Coal 0.1%
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	278,586	270,499

Distribution & Wholesale 0.6%
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	1,550,000	1,551,937
Performance Food Group Co. 2nd Lien Term Loan 6.25%, due 11/14/19	496,250	499,352

		2,051,289

Diversified Financial Services 0.2%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	653,400	655,238

Housewares 0.4%
Libbey Glass, Inc. Term Loan B 3.75%, due 4/9/21	1,500,000	1,491,874

Iron & Steel 0.5%
Signode Industrial Group US, Inc. USD Term Loan B 4.00%, due 3/21/21	1,700,000	1,692,032

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Leisure Time 0.8%
Bauer Performance Sports Ltd. Term Loan B 4.50%, due 4/15/21	$3,000,000	$2,996,250

Lodging 0.4%
Belmond Interfin Ltd. USD Term Loan B 4.00%, due 3/21/21	500,000	498,125
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	700,000	685,125
New 2nd Lien Term Loan 10.00%, due 10/2/19	145,000	133,762
Four Seasons Holdings, Inc.
New 1st Lien Term Loan 3.50%, due 6/27/20	119,400	118,505
2nd Lien Term Loan 6.25%, due 12/28/20	150,000	151,875

		1,587,392

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (e)(f)	629,633	624,911

Miscellaneous—Manufacturing 0.3%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	1,274,023	1,286,763

Pharmaceuticals 0.4%
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.15%, due 2/27/21	1,500,000	1,490,625

Retail 0.2%
Dunkin’ Brands, Inc. Term Loan C 2.653%, due 9/30/17	489,096	488,834
Steinway Musical Instruments, Inc. 1st Lien Term Loan 4.75%, due 9/19/19	248,750	249,372

		738,206

Total Loan Assignments (Cost $20,873,255)		20,994,128

	Principal Amount	Value

Yankee Bond 0.1% (g)
Computers 0.1%
Seagate Technology HDD Holdings 6.80%, due 10/1/16	$410,000	$461,250

Total Yankee Bond (Cost $447,587)		461,250

Total Long-Term Bonds (Cost $339,965,486)		342,618,748

Short-Term Investment 7.2%
Repurchase Agreement 7.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $26,382,774 (Collateralized by a Federal National Mortgage Association Corp. security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $28,600,000 and a Market Value of $26,910,712)	26,382,774	26,382,774

Total Short-Term Investment (Cost $26,382,774)		26,382,774

Total Investments (Cost $366,348,260) (h)	101.2%	369,001,522
Other Assets, Less Liabilities	(1.2)	(4,494,216)
Net Assets	100.0%	$364,507,306

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2014.

(e)	Illiquid security—The total market value of this security as of April 30, 2014, was $624,911, which represented 0.2% of the Fund’s net assets.

(f)	Restricted security.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	As of April 30, 2014, cost was $366,360,440 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$3,982,264
Gross unrealized depreciation	(1,341,182)

Net unrealized appreciation	$2,641,082

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond	$—	$668,281	$—	$668,281
Corporate Bonds	—	320,495,089	—	320,495,089
Loan Assignments (b)	—	16,599,741	4,394,387	20,994,128
Yankee Bond	—	461,250	—	461,250

Total Long-Term Bonds	—	338,224,361	4,394,387	342,618,748

Short-Term Investment
Repurchase Agreement	—	26,382,774	—	26,382,774

Total Investments in Securities	$—	$364,607,135	$4,394,387	$369,001,522

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $701,950, $1,739,253, $1,551,937, $151,875 and $249,372 are held in Aerospace & Defense, Auto Parts & Equipment, Distribution & Wholesale, Lodging and Retail, respectively which represents Loan Assignments whose values were obtained from an independent pricing service which used a single broker quote to measure such values as referenced in the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, securities with a market value of $1,978,183 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for these securities from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2014 (a)
Loan Assignments
Aerospace & Defense	$—	$242	$—	$12,833	$688,875	$—		$—	$—	$701,950	$12,833
Auto Parts & Equipment	—	3,996	—	8,793	—	—		1,726,464	—	1,739,253	8,793
Distribution & Wholesale	—	19	—	481	1,551,437	—		—	—	1,551,937	481
Lodging	274,800	117	—	(3,313)	—	(119,729	)(b)	—	—	151,875	(1,975)
Retail	—	103	6	(1,206)	—	(1,250	)(b)	251,719	—	249,372	(1,206)

Total	$274,800	$4,477	$6	$17,588	$2,240,312	$(120,979)		$1,978,183	$—	$4,394,387	$18,926

(a)	Included in “Net change in unrealized appreciation (depreciation) on investements” in the Statement of Operations.

(b)	Sales include principal reductions.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $366,348,260)	$369,001,522
Receivables:
Interest	6,046,258
Investment securities sold	2,619,685
Fund shares sold	2,545,078
Other assets	62,317

Total assets	380,274,860

Liabilities
Payables:
Investment securities purchased	14,799,801
Fund shares redeemed	525,694
Manager (See Note 3)	187,796
NYLIFE Distributors (See Note 3)	39,985
Professional fees	32,301
Shareholder communication	25,909
Transfer agent (See Note 3)	6,570
Accrued expenses	14,572
Dividend payable	134,926

Total liabilities	15,767,554

Net assets	$364,507,306

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,841
Additional paid-in capital	361,097,978

361,133,819
Undistributed net investment income	81,256
Accumulated net realized gain (loss) on investments	638,969
Net unrealized appreciation (depreciation) on investments	2,653,262

Net assets	$364,507,306

Investor Class
Net assets applicable to outstanding shares	$2,289,247

Shares of beneficial interest outstanding	225,081

Net asset value per share outstanding	$10.17
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.48

Class A
Net assets applicable to outstanding shares	$83,214,352

Shares of beneficial interest outstanding	8,182,577

Net asset value per share outstanding	$10.17
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.48

Class C
Net assets applicable to outstanding shares	$29,872,709

Shares of beneficial interest outstanding	2,938,031

Net asset value and offering price per share outstanding	$10.17

Class I
Net assets applicable to outstanding shares	$249,104,076

Shares of beneficial interest outstanding	24,492,995

Net asset value and offering price per share outstanding	$10.17

Class R2
Net assets applicable to outstanding shares	$26,922

Shares of beneficial interest outstanding	2,648

Net asset value and offering price per share outstanding	$10.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,650,813

Expenses
Manager (See Note 3)	883,331
Distribution/Service—Investor Class (See Note 3)	2,172
Distribution/Service—Class A (See Note 3)	78,620
Distribution/Service—Class C (See Note 3)	105,363
Distribution/Service—Class R2 (See Note 3)	33
Registration	55,585
Transfer agent (See Note 3)	53,356
Professional fees	26,626
Shareholder communication	15,166
Custodian	7,463
Trustees	1,680
Shareholder service (See Note 3)	13
Miscellaneous	3,845

Total expenses	1,233,253

Net investment income (loss)	6,417,560

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	651,312
Net change in unrealized appreciation (depreciation) on investments	1,909,776

Net realized and unrealized gain (loss) on investments	2,561,088

Net increase (decrease) in net assets resulting from operations	$8,978,648

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and for the period December 17, 2012 (inception date) through October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,417,560	$4,072,917
Net realized gain (loss) on investments	651,312	392,686
Net change in unrealized appreciation (depreciation) on investments	1,909,776	743,486

Net increase (decrease) in net assets resulting from operations	8,978,648	5,209,089

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(39,815)	(21,340)
Class A	(1,453,928)	(644,593)
Class C	(407,463)	(197,205)
Class I	(4,462,831)	(3,141,533)
Class R2	(573)	(860)

	(6,364,610)	(4,005,531)

From net realized gain on investments:
Investor Class	(3,534)	—
Class A	(115,510)	—
Class C	(37,038)	—
Class I	(317,201)	—
Class R2	(57)	—

	(473,340)	—

Total dividends and distributions to shareholders	(6,837,950)	(4,005,531)

Capital share transactions:
Net proceeds from sale of shares	203,539,266	201,810,261
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,237,236	3,898,692
Cost of shares redeemed	(37,929,200)	(16,393,205)

Increase (decrease) in net assets derived from capital share transactions	171,847,302	189,315,748

Net increase (decrease) in net assets	173,988,000	190,519,306

Net Assets
Beginning of period	190,519,306	—

End of period	$364,507,306	$190,519,306

Undistributed net investment income at end of period	$81,256	$28,306

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

Investor Class	Six months ended April 30, 2014*	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.22	0.33
Net realized and unrealized gain (loss) on investments	0.10	0.09

Total from investment operations	0.32	0.42

Less dividends and distributions:
From net investment income	(0.22)	(0.33)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.24)	(0.33)

Net asset value at end of period	$10.17	$10.09

Total investment return (a)(b)	3.22%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.51%††	4.37%††
Net expenses	1.11%††	1.18%††
Expenses (before waiver/reimbursement)	1.11%††	1.33%††
Portfolio turnover rate	38%	90%
Net assets at end of period (in 000’s)	$2,289	$1,399

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class A	Six months ended April 30, 2014*	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.23	0.35
Net realized and unrealized gain (loss) on investments	0.09	0.09

Total from investment operations	0.32	0.44

Less dividends and distributions:
From net investment income	(0.22)	(0.35)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.24)	(0.35)

Net asset value at end of period	$10.17	$10.09

Total investment return (a)(b)	3.27%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.62%††	4.49%††
Net expenses	1.01%††	1.05%††
Expenses (before waiver/reimbursement)	1.01%††	1.20%††
Portfolio turnover rate	38%	90%
Net assets at end of period (in 000’s)	$83,214	$44,274

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2014*	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.18	0.27
Net realized and unrealized gain (loss) on investments	0.10	0.09

Total from investment operations	0.28	0.36

Less dividends and distributions:
From net investment income	(0.18)	(0.27)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.20)	(0.27)

Net asset value at end of period	$10.17	$10.09

Total investment return (a)(b)	2.85%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78%††	3.63%††
Net expenses	1.86%††	1.93%††
Expenses (before waiver/reimbursement)	1.86%††	2.08%††
Portfolio turnover rate	38%	90%
Net assets at end of period (in 000’s)	$29,873	$14,291

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	Six months ended April 30, 2014*	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.25	0.37
Net realized and unrealized gain (loss) on investments	0.09	0.08

Total from investment operations	0.34	0.45

Less dividends and distributions:
From net investment income	(0.24)	(0.36)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.26)	(0.36)

Net asset value at end of period	$10.17	$10.09

Total investment return (a)(b)	3.39%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.87%††	4.59%††
Net expenses	0.76%††	0.80%††
Expenses (before waiver/reimbursement)	0.76%††	0.95%††
Portfolio turnover rate	38%	90%
Net assets at end of period (in 000’s)	$249,104	$130,529

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2014*	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.09	$10.00

Net investment income (loss)	0.23	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.07

Total from investment operations	0.32	0.43

Less dividends and distributions:
From net investment income	(0.22)	(0.34)
From net realized gain on investments	(0.02)	—

Total dividends and distributions	(0.24)	(0.34)

Net asset value at end of period	$10.17	$10.09

Total investment return (a)(b)	3.22%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.49%††	4.14%††
Net expenses	1.11%††	1.15%††
Expenses (before waiver/reimbursement)	1.11%††	1.30%††
Portfolio turnover rate	38%	90%
Net assets at end of period (in 000’s)	$27	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares: Investor Class, Class A, Class C, Class I and Class R2 shares. The inception date was on December 17, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2014, the Fund held securities with a value of $4,394,387 that were valued by single broker quotes and/or deemed to be illiquid.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

26	MainStay Short Duration High Yield Fund

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments. The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2014, the Fund did not hold any unfunded commitments.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

(I)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs have been amortized on a straight line basis during the period.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(L)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $883,331.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

28	MainStay Short Duration High Yield Fund

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the six-month period ended April 30, 2014, the Fund incurred shareholder service fees of $13.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,414 and $15,365, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,601 and $10,033, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$1,100
Class A	9,813
Class C	13,385
Class I	29,054
Class R2	4

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,922	100%

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$4,005,531

Note 5–Restricted Securities

As of April 30, 2014, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	4/30/14 Value	Percent of Net Assets
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17	5/10/13	$629,633	$608,271	$624,911	0.2%

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $273,568 and $96,314, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	116,714	$1,184,719
Shares issued to shareholders in reinvestment of dividends and distributions	4,156	42,080
Shares redeemed	(34,413)	(348,862)

Net increase (decrease)	86,457	$877,937

Period ended October 31, 2013 (a):
Shares sold	162,536	$1,628,358
Shares issued to shareholders in reinvestment of dividends and distributions	2,086	20,874
Shares redeemed	(20,487)	(205,763)

Net increase (decrease) in shares outstanding before conversion	144,135	1,443,469
Shares converted into Investor Class (See Note 1)	1,683	16,929
Shares converted from Investor Class (See Note 1)	(7,194)	(70,792)

Net increase (decrease)	138,624	$1,389,606

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	5,169,534	$52,384,158
Shares issued to shareholders in reinvestment of dividends and distributions	143,385	1,452,008
Shares redeemed	(1,517,035)	(15,376,962)

Net increase (decrease)	3,795,884	$38,459,204

Period ended October 31, 2013 (a):
Shares sold	4,677,536	$46,865,255
Shares issued to shareholders in reinvestment of dividends and distributions	62,110	621,606
Shares redeemed	(358,457)	(3,591,309)

Net increase (decrease) in shares outstanding before conversion	4,381,189	43,895,552
Shares converted into Class A (See Note 1)	7,187	70,792
Shares converted from Class A (See Note 1)	(1,683)	(16,929)

Net increase (decrease)	4,386,693	$43,949,415

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,683,417	$17,066,885
Shares issued to shareholders in reinvestment of dividends and distributions	37,025	374,996
Shares redeemed	(198,478)	(2,012,792)

Net increase (decrease)	1,521,964	$15,429,089

Period ended October 31, 2013 (a):
Shares sold	1,470,866	$14,735,817
Shares issued to shareholders in reinvestment of dividends and distributions	18,214	182,202
Shares redeemed	(73,013)	(728,991)

Net increase (decrease)	1,416,067	$14,189,028

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	13,129,274	$132,903,504
Shares issued to shareholders in reinvestment of dividends and distributions	431,189	4,367,522
Shares redeemed	(1,999,252)	(20,190,584)

Net increase (decrease)	11,561,211	$117,080,442

Period ended October 31, 2013 (a):
Shares sold	13,821,851	$138,555,831
Shares issued to shareholders in reinvestment of dividends and distributions	307,223	3,073,150
Shares redeemed	(1,197,290)	(11,867,142)

Net increase (decrease)	12,931,784	$129,761,839

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	62	$630

Net increase (decrease)	62	$630

Period ended October 31, 2013 (a):
Shares sold	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	86	860

Net increase (decrease)	2,586	$25,860

(a) The inception date of the Fund was December 17, 2012.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Short Duration High Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields.”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grow, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving assubadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

32	MainStay Short Duration High Yield Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

34	MainStay Short Duration High Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34269 MS164-14	MSSHY10-06/14 NL0B9

MainStay Cornerstone Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.47 0.03%	7.59 13.86%	13.61 14.90%	6.16 6.94%	1.05 1.05%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.43 0.08	7.75 14.02	13.67 14.96	6.20 6.98	1.26 1.26
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	–5.07 –0.33	7.99 12.99	13.80 14.04	6.14 6.14	1.80 1.80
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.28 –0.33	11.99 12.99	14.04 14.04	6.14 6.14	1.80 1.80
Class	Sales Charge		Six Months	One Year		Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		0.21%	14.31%		12.84%	0.99%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class R2 Shares[3]	No Sales Charge		0.03%	13.83%	14.83%	6.87%	1.39%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares, first offered as of the close of business on January 18, 2013 include the historical performance of Class A shares through January 18, 2013. Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.
4.

Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Growth Index[5]	6.95%	20.66%	19.47%	9.24%
S&P 500® Index[6]	8.36	20.44	19.14	7.45
Average Lipper Multi-Cap Growth Fund[7]	4.71	20.65	18.30	8.02

Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
5.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,000.30	$6.40	$1,018.40	$6.46

Class A Shares	$1,000.00	$1,000.80	$5.80	$1,019.00	$5.86

Class B Shares	$1,000.00	$996.70	$10.10	$1,014.70	$10.19

Class C Shares	$1,000.00	$996.70	$10.10	$1,014.70	$10.19

Class I Shares	$1,000.00	$1,002.10	$4.57	$1,020.20	$4.61

Class R2 Shares	$1,000.00	$1,000.30	$6.30	$1,018.50	$6.36

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.29% for Investor Class, 1.17% for Class A, 2.04% for Class B and Class C, 0.92% for Class I and 1.27% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Internet Software & Services	13.9%
Biotechnology	6.7
Textiles, Apparel & Luxury Goods	5.3
Media	4.6
Specialty Retail	4.6
Software	4.4
Trading Companies & Distributors	4.4
Health Care Providers & Services	4.3
IT Services	3.7
Semiconductors & Semiconductor Equipment	3.6
Aerospace & Defense	3.4
Internet & Catalog Retail	3.4
Hotels, Restaurants & Leisure	3.2
Food & Staples Retailing	3.1
Oil, Gas & Consumable Fuels	3.1
Capital Markets	2.8
Energy Equipment & Services	2.8

Household Durables	2.7%
Banks	2.4
Beverages	2.3
Construction & Engineering	2.1
Auto Components	1.9
Chemicals	1.9
Diversified Financial Services	1.9
Technology Hardware, Storage & Peripherals	1.4
Metals & Mining	1.2
Personal Products	1.1
Automobiles	0.7
Food Products	0.7
Short-Term Investment	2.0
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issurers as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Google, Inc.

2.	Salesforce.com, Inc.

3.	Catamaran Corp.

4.	Facebook, Inc. Class A

5.	Visa, Inc. Class A
6.	Home Depot, Inc. (The)

7.	Gilead Sciences, Inc.

8.	Starbucks Corp.

9.	Rackspace Hosting, Inc.

10.	NIKE, Inc. Class B

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 0.03% for Investor Class shares, 0.08% for Class A shares and –0.33% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 0.21% and Class R2 shares returned 0.03%. During the six months ended April 30, 2014, all share classes underperformed the 6.95% return of the Russell 1000® Growth Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the 4.71% return of the average Lipper2 multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were adjusted to expand the range of market capitalizations of companies in which the Fund will generally invest. Specifically, the Fund is no longer limited to generally investing in common stocks of companies with at least $3 billion in market capitalization at the time of purchase.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the Russell 1000® Growth Index resulted primarily from unfavorable stock selection. We tended to trim or exit positions in stocks whose valuation expanded beyond what we believed was reasonable on the basis of earnings-estimate revisions. We added to underperforming stocks whose valuations became increasingly attractive. While we were true to our process, this strategy, in addition to the momentum of the market, caused our stock selection to be poor.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Industrials, telecommunication services and utilities made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s weakest-contributing sectors relative to the Index were information technology, consumer discretionary and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Equipment rental company United Rentals was the strongest positive contributor to the Fund’s absolute performance, followed by semiconductor memory manufacturer Micron Technology and real estate lead-generation company Zillow.

United Rentals’ shares rose substantially in the fourth quarter of 2013 when the company announced of a $500 million share-repurchase program to be completed within 18 months. The stock continued its upward trajectory in early 2014.

Micron Technology continued to advance during the reporting period because of extreme tightness in the markets for both DRAM and NAND memory chips and capital discipline that we believe may persist in the industry into 2015. As the power of smartphones, computers, servers and other devices has increased, DRAM demand has also grown, which we believe positions Micron Technology for strong earnings growth in 2014.

Shares of Zillow trended higher during the reporting period because of strong user growth and underlying profitability. The company’s margin-leverage potential was suggested by its fourth-quarter 2013 earnings report. Despite initial weakness, the stock advanced as the company beat analysts’ estimates for earnings before income taxes, depreciation and amortization (EBITDA) and user growth increased 50% year-over-year for each of the first four months of 2014.

Web hosting and cloud-based information technology systems and services company Rackspace Hosting was the leading detractor from the Fund’s absolute performance, followed by pharmacy benefit management company Catamaran and exploration and production company Cobalt International Energy.

Despite positive fourth-quarter 2013 results, Rackspace Hosting shares suffered when the company’s CEO, a 14-year veteran, announced his retirement. This, along with aggressive price cuts by competitors, made the company’s business model less certain.

Catamaran Corporation suffered from reduced expectations regarding the company’s 2014 EBITDA and earnings per share. Increased investment spending to improve service levels and a shift toward larger but lower-margin clients prompted the company to lower its guidance.

Cobalt International Energy’s share price dropped almost by half after a series of disappointing well results in the second half of 2013. In the first quarter of 2014, the company announced a

1.	See footnote on page 6 for more information on the Russell 1000® Growth Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

significant light oil discovery, well above predrilling estimates. In light of improved fundamentals, we have retained our position in Cobalt International Energy, which was a significant disappointment in 2013.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a position in social networking service and web site Facebook, as we believe the potential for mobile advertising growth and platform utilization remains strong. We added semiconductor memory manufacturer Micron Technology to the Fund because of extreme tightness in the memory market (both DRAM and NAND) and capital discipline that we believe is likely to persist in the industry into 2015. We also initiated a position in biopharmaceutical company Pharmacyclics, as it is one of the faster-growing health care stocks.

We sold the Fund’s position in cigarette manufacturing company Philip Morris International because we were concerned about downward earnings-per-share revisions and declining industry volumes. We exited the Fund’s position in application, server and desktop virtualization company Citrix Systems. The move followed VMware’s announced acquisition of AirWatch, which competes directly with Citrix Systems’ ZenMobile mobile device and mobile application management business. In addition,

Citrix Systems lowered its 2014 earnings expectations, and the company faced increasing competitive pressures from Microsoft. Since our thesis on mobile growth was challenged and our confidence in the earnings power of Citrix Systems’ model had waned, we exited the position. We also sold the Fund’s position in mining equipment manufacturer Joy Global after the global mining cycle endured a sharper decline than we anticipated.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary, financials and consumer staples sectors. The Fund decreased its exposure relative to the Index in the materials, health care and industrials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary, financials and energy sectors. As of the same date, the Fund held underweight positions in consumer staples, industrials and telecommunications services.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 97.6%†
Aerospace & Defense 3.4%
Precision Castparts Corp.	102,823	$26,023,473
Textron, Inc.	290,227	11,870,284

		37,893,757

Auto Components 1.9%
Johnson Controls, Inc.	462,465	20,875,670

Automobiles 0.7%
Tesla Motors, Inc. (a)	36,477	7,583,203

Banks 2.4%
First Republic Bank	526,736	26,737,119

Beverages 2.3%
Diageo PLC, Sponsored ADR	214,817	26,375,231

Biotechnology 6.7%
Alexion Pharmaceuticals, Inc. (a)	71,713	11,344,997
♦Gilead Sciences, Inc. (a)	501,480	39,361,165
Pharmacyclics, Inc. (a)	260,150	24,604,987

		75,311,149

Capital Markets 2.8%
Ameriprise Financial, Inc.	62,968	7,029,118
T. Rowe Price Group, Inc.	298,369	24,505,046

		31,534,164

Chemicals 1.9%
Sherwin-Williams Co. (The)	108,556	21,693,831

Construction & Engineering 2.1%
Fluor Corp.	310,784	23,526,349

Diversified Financial Services 1.9%
CME Group, Inc.	309,822	21,808,371

Energy Equipment & Services 2.8%
Schlumberger, Ltd.	313,185	31,803,937

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	157,072	18,170,089
Whole Foods Market, Inc.	328,483	16,325,605

		34,495,694

Food Products 0.7%
WhiteWave Foods Co. (The) Class A (a)	304,951	8,444,093

	Shares	Value

Health Care Providers & Services 4.3%
♦Catamaran Corp. (a)	1,267,333	$47,841,821

Hotels, Restaurants & Leisure 3.2%
♦Starbucks Corp.	511,780	36,141,904

Household Durables 2.7%
PulteGroup, Inc.	1,620,065	29,792,995

Internet & Catalog Retail 3.4%
Amazon.com, Inc. (a)	98,515	29,961,367
Shutterfly, Inc. (a)	203,935	8,347,059

		38,308,426

Internet Software & Services 13.9%
♦Facebook, Inc. Class A (a)	755,867	45,185,729
♦Google, Inc. (a)	134,290	71,277,104
♦Rackspace Hosting, Inc. (a)	1,157,623	33,594,219
Zillow, Inc. Class A (a)	61,058	6,637,005

		156,694,057

IT Services 3.7%
♦Visa, Inc. Class A	204,414	41,416,321

Media 4.6%
Comcast Corp. Class A	590,849	30,582,344
Walt Disney Co. (The)	262,903	20,858,724

		51,441,068

Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc.	387,175	13,307,205

Oil, Gas & Consumable Fuels 3.1%
Anadarko Petroleum Corp.	168,348	16,669,819
Cobalt International Energy, Inc. (a)	987,803	17,780,454

		34,450,273

Personal Products 1.1%
Estee Lauder Cos., Inc. (The) Class A	168,870	12,254,896

Semiconductors & Semiconductor Equipment 3.6%
Altera Corp.	355,861	11,572,600
Micron Technology, Inc. (a)	1,113,247	29,078,011

		40,650,611

Software 4.4%
♦Salesforce.com, Inc. (a)	964,119	49,796,746

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail 4.6%
♦Home Depot, Inc. (The)	496,141	$39,448,171
TJX Cos., Inc. (The)	211,549	12,307,921

		51,756,092

Technology Hardware, Storage & Peripherals 1.4%
Stratasys, Ltd. (a)	160,265	15,524,871

Textiles, Apparel & Luxury Goods 5.3%
Kate Spade & Co. (a)	273,546	9,511,195
Lululemon Athletica, Inc. (a)	21,942	1,007,796
♦NIKE, Inc. Class B	449,781	32,811,524
PVH Corp.	127,362	15,992,846

		59,323,361

Trading Companies & Distributors 4.4%
Fastenal Co.	545,335	27,310,377
United Rentals, Inc. (a)	241,802	22,688,282

		49,998,659

Total Common Stocks (Cost $994,134,061)		1,096,781,874

	Principal Amount	Value
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $22,690,130 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $24,600,000 and a Market Value of $23,146,976)	$22,690,130	$22,690,130

Total Short-Term Investment (Cost $22,690,130)		22,690,130

Total Investments (Cost $1,016,824,191) (b)	99.6%	1,119,472,004
Other Assets, Less Liabilities	0.4	3,959,859
Net Assets	100.0%	$1,123,431,863

(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $1,017,465,332 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$149,638,730
Gross unrealized depreciation	(47,632,058)

Net unrealized appreciation	$102,006,672

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,096,781,874	$—	$—	$1,096,781,874
Short-Term Investment
Repurchase Agreement	—	22,690,130	—	22,690,130

Total Investments in Securities	$1,096,781,874	$22,690,130	$—	$1,119,472,004

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,016,824,191)	$1,119,472,004
Receivables:
Investment securities sold	23,260,137
Fund shares sold	1,124,917
Dividends	337,834
Other assets	184,895

Total assets	1,144,379,787

Liabilities
Payables:
Investment securities purchased	18,665,315
Fund shares redeemed	891,413
Manager (See Note 3)	613,881
Transfer agent (See Note 3)	562,446
NYLIFE Distributors (See Note 3)	152,727
Professional fees	45,302
Custodian	3,279
Accrued expenses	13,561

Total liabilities	20,947,924

Net assets	$1,123,431,863

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,687
Additional paid-in capital	981,568,261

981,604,948
Net investment loss	(1,852,818)
Accumulated net realized gain (loss) on investments	41,031,920
Net unrealized appreciation (depreciation) on investments	102,647,813

Net assets	$1,123,431,863

Investor Class
Net assets applicable to outstanding shares	$230,139,277

Shares of beneficial interest outstanding	7,563,899

Net asset value per share outstanding	$30.43
Maximum sales charge (5.50% of offering price)	1.77

Maximum offering price per share outstanding	$32.20

Class A
Net assets applicable to outstanding shares	$275,168,057

Shares of beneficial interest outstanding	9,022,358

Net asset value per share outstanding	$30.50
Maximum sales charge (5.50% of offering price)	1.78

Maximum offering price per share outstanding	$32.28

Class B
Net assets applicable to outstanding shares	$52,565,568

Shares of beneficial interest outstanding	1,745,364

Net asset value and offering price per share outstanding	$30.12

Class C
Net assets applicable to outstanding shares	$4,535,429

Shares of beneficial interest outstanding	150,606

Net asset value and offering price per share outstanding	$30.11

Class I
Net assets applicable to outstanding shares	$560,994,708

Shares of beneficial interest outstanding	18,203,639

Net asset value and offering price per share outstanding	$30.82

Class R2
Net assets applicable to outstanding shares	$28,824

Shares of beneficial interest outstanding	946

Net asset value and offering price per share outstanding (a)	$30.46

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$5,843,442

Expenses
Manager (See Note 3)	3,999,588
Transfer agent (See Note 3)	1,297,770
Distribution/Service—Investor Class (See Note 3)	301,602
Distribution/Service—Class A (See Note 3)	393,481
Distribution/Service—Class B (See Note 3)	282,684
Distribution/Service—Class C (See Note 3)	22,489
Distribution/Service—Class R2 (See Note 3)	37
Shareholder communication	123,612
Registration	111,434
Professional fees	37,389
Trustees	10,947
Custodian	5,543
Shareholder service (See Note 3)	14
Miscellaneous	15,810

Total expenses before waiver/reimbursement	6,602,400
Expense waiver/reimbursement from Manager (See Note 3)	(17,042)

Net expenses	6,585,358

Net investment income (loss)	(741,916)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	44,477,716
Net change in unrealized appreciation (depreciation) on investments	(39,975,904)

Net realized and unrealized gain (loss) on investments	4,501,812

Net increase (decrease) in net assets resulting from operations	$3,759,896

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited), the period July 1 through October 31, 2013 and the year ended June 30, 2013

	2014	2013 (a)	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(741,916)	$(111,685)	$1,911,289
Net realized gain (loss) on investments	44,477,716	45,237,991	58,502,775
Net change in unrealized appreciation (depreciation) on investments	(39,975,904)	92,859,130	(17,153,257)

Net increase (decrease) in net assets resulting from operations	3,759,896	137,985,436	43,260,807

Dividends and distributions to shareholders:
From net investment income:
Class A	(244,081)	—	(72,827)
Class I	(1,673,008)	—	(976,716)

	(1,917,089)	—	(1,049,543)

From net realized gain on investments:
Investor Class	(12,050,558)	(11,620,169)	—
Class A	(15,607,079)	(13,680,395)	(2,913,456)
Class B	(2,942,828)	(2,791,278)	—
Class C	(221,686)	(198,513)	—
Class I	(27,960,501)	(23,569,471)	(23,470,802)
Class R2	(1,424)	(1,284)	—

	(58,784,076)	(51,861,110)	(26,384,258)

Total dividends and distributions to shareholders	(60,701,165)	(51,861,110)	(27,433,801)

Capital share transactions:
Net proceeds from sale of shares	143,976,792	127,782,545	224,733,585
Net asset value of shares issued in connection with the acquisition of MainStay Growth Equity Fund (See Note 9)	—	—	539,595,303
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	60,349,796	51,485,520	25,434,466
Cost of shares redeemed	(219,344,733)	(85,300,744)	(115,106,399)

Increase (decrease) in net assets derived from capital share transactions	(15,018,145)	93,967,321	674,656,955

Net increase (decrease) in net assets	(71,959,414)	180,091,647	690,483,961

	2014	2013 (a)	2013
Net Assets
Beginning of period	$1,195,391,277	$1,015,299,630	$324,815,669

End of period	$1,123,431,863	$1,195,391,277	$1,015,299,630

Net investment income (loss) at end of period	$(1,852,818)	$806,187	$806,187

(a)	The Fund changed its fiscal year end from June 30 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

Investor Class	Six months ended April 30, 2014*		July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$32.01		$29.64		$29.20	†

Net investment income (loss) (a)	(0.05)		(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	0.05		3.87		0.47

Total from investment operations	0.00	‡	3.87		0.44

Less distributions:
From net realized gain on investments	(1.58)		(1.50)		—

Net asset value at end of period	$30.43		$32.01		$29.64

Total investment return (b)(c)	0.03%		13.44%		1.51	% (d)
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.29	% ††	1.05	% ††	1.77	% ††
After expense waivers and reimbursements	1.29	% ††	1.05	% ††	1.77	% ††
Ratios of net investment income to average net assets:
Before expense waivers and reimbursements	(0.30	%)††	(0.01	%)††	(0.25	%)††
After expense waivers and reimbursements	(0.30	%)††	(0.01	%)††	(0.25	%)††
Portfolio turnover rate	47%		36%		98%
Net assets at end of period (in 000’s)	$230,139		$245,125		$233,120

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		July 1, 2013 through October 31,		Year ended June 30,
Class A	2014*		2013***		2013	2012****	2011****	2010****	2009****
Net asset value at beginning of period	$32.09		$29.72		$29.41	$30.71	$21.10	$20.24	$26.43

Net investment income (loss) (a)	(0.03)		(0.01)		0.10	(0.07)	(0.18)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	0.04		3.88		2.57	0.16	9.79	0.98	(6.13)

Total from investment operations	0.01		3.87		2.67	0.09	9.61	0.86	(6.19)

Less dividends and distributions:
From net investment income	(0.02)		—		(0.06)	—	—	—	—
From net realized gain on investments	(1.58)		(1.50)		(2.30)	(1.39)	—	—	—

Total dividends and distributions	(1.60)		(1.50)		(2.36)	(1.39)	—	—	—

Net asset value at end of period	$30.50		$32.09		$29.72	$29.41	$30.71	$21.10	$20.24

Total investment return (b)	0.08	% (c)	13.40	% (c)	9.64%	0.72%	45.55%	4.25%	(23.42%)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.17	% ††	1.26	% ††	1.21%	1.34%	1.33%	1.39%	1.54%
After expense waivers and reimbursements	1.17	% ††	1.17	% ††	1.19%	1.34%	1.40%	1.48%	1.50%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.17	%)††	(0.23	%)††	0.32%	(0.24%)	(0.58%)	(0.42%)	(0.37%)
After expense waivers and reimbursements	(0.17	%)††	(0.14	%)††	0.34%	(0.24%)	(0.65%)	(0.51%)	(0.33%)
Portfolio turnover rate	47%		36%		98%	114%	120%	132%	192%
Net assets at end of period (in 000’s)	$275,168		$316,746		$272,378	$35,680	$155,583	$171,330	$106,119

*	Unaudited.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

Class B	Six months ended April 30, 2014*		July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$31.81		$29.54		$29.20	†

Net investment income (loss) (a)	(0.16)		(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	0.05		3.85		0.47

Total from investment operations	(0.11)		3.77		0.34

Less distributions:
From net realized gain on investments	(1.58)		(1.50)		—

Net asset value at end of period	$30.12		$31.81		$29.54

Total investment return (b)(c)	(0.33%)		13.14%		1.16	% (d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	2.04	% ††	1.80	% ††	2.52	% ††
After expense waivers and reimbursements	2.04	% ††	1.80	% ††	2.52	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(1.05	%)††	(0.76	%)††	(0.99	%)††
After expense waivers and reimbursements	(1.05	%)††	(0.76	%)††	(0.99	%)††
Portfolio turnover rate	47%		36%		98%
Net assets at end of period (in 000’s)	$52,566		$59,371		$55,524

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2014*		July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$31.81		$29.54		$29.20	†

Net investment income (loss) (a)	(0.16)		(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	0.04		3.85		0.47

Total from investment operations	(0.12)		3.77		0.34

Less distributions:
From net realized gain on investments	(1.58)		(1.50)		—

Net asset value at end of period	$30.11		$31.81		$29.54

Total investment return (b)(c)	(0.33%)		13.14%		1.16	% (d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	2.04	% ††	1.80	% ††	2.52	% ††
After expense waivers and reimbursements	2.04	% ††	1.80	% ††	2.52	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(1.05	%)††	(0.76	%)††	(1.00	%)††
After expense waivers and reimbursements	(1.05	%)††	(0.76	%)††	(1.00	%)††
Portfolio turnover rate	47%		36%		98%
Net assets at end of period (in 000’s)	$4,535		$4,325		$3,851

*	Unaudited
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		July 1, 2013 through October 31,		Year ended June 30,			November 2, 2009** through June 30,
Class I	2014*		2013***		2013	2012****	2011****	2010****
Net asset value at beginning of period	$32.44		$30.01		$29.63	$30.84	$21.14	$22.64

Net investment income (loss) (a)	0.01		0.01		0.17	0.00 ‡	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	0.04		3.92		2.61	0.18	9.81	(1.46)

Total from investment operations	0.05		3.93		2.78	0.18	9.70	(1.50)

Less dividends and distributions:
From net investment income	(0.09)		—		(0.10)	—	—	—
From net realized gain on investments	(1.58)		(1.50)		(2.30)	(1.39)	—	—

Total dividends and distributions	(1.67)		(1.50)		(2.40)	(1.39)	—	—

Net asset value at end of period	$30.82		$32.44		$30.01	$29.63	$30.84	$21.14

Total investment return (b)	0.21	%(c)	13.51	%(c)	9.91%	1.02%	45.88%	(6.63	%)(c)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.92	%††	0.99	%††	1.00%	1.10%	1.10%	1.12	% ††
After expense waivers and reimbursements	0.92	%††	0.92	%††	0.97%	1.10%	1.14%	1.20	% ††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.07	%††	0.04	%††	0.55%	0.01%	(0.34%)	(0.18	%)††
After expense waivers and reimbursements	0.07	%††	0.11	%††	0.58%	0.01%	(0.38%)	(0.26	%)††
Portfolio turnover rate	47%		36%		98%	114%	120%	132%
Net assets at end of period (in 000’s)	$560,995		$569,795		$450,402	$289,136	$142,960	$7,518

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2014*		July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$32.04		$29.70		$29.20	†

Net investment income (loss) (a)	(0.04)		(0.04)		0.03
Net realized and unrealized gain (loss) on investments	0.04		3.88		0.47

Total from investment operations	(0.00	)‡	3.84		0.50

Less distributions:
From net realized gain on investments	(1.58)		(1.50)		—

Net asset value at end of period	$30.46		$32.04		$29.70

Total investment return (b)(c)	0.03%		13.30%		1.71	%(d)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.27	% ††	1.39	% ††	1.30	%††
After expense waivers and reimbursements	1.27	% ††	1.39	% ††	1.30	%††
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.27	%)††	(0.37	%)††	0.23	%††
After expense waivers and reimbursements	(0.27	%)††	(0.37	%)††	0.23	%††
Portfolio turnover rate	47%		36%		98%
Net assets at end of period (in 000’s)	$29		$29		$25

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a diversified fund. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Effective July 1, 2013, the Fund changed its fiscal and tax year end from June 30 to October 31.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

22	MainStay Cornerstone Growth Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management LLC

24	MainStay Cornerstone Growth Fund

(“CCM” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CCM, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. The effective management fee rate was 0.68% for the six month period ended April 30, 2014. Prior to the close of business on January 11, 2013, the monthly fee rates paid to CCM were 0.70% on the average daily net asset.

New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed 1.34% and 1.09%, respectively, of average daily net assets. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board. Total Annual Fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers will remain in effect until February 28, 2015, unless terminated earlier by New York Life Investments or the Board of Trustees.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $3,999,588 and waived its fees and/or reimbursed expenses in the amount of $17,042.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2014, was as follow:

Class R2	$14

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $14,226 and $9,656, respectively, for the period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $53, $806, $37,156 and $487, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$374,007
Class A	299,365
Class B	87,674
Class C	6,969
Class I	529,727
Class R2	28

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

(E)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$28,822	100.0%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund has capital losses of $2,804,436 that will expire on 10/31/2015, and are subject to limitation.

The tax character of distributions paid during the four-month period ended October 31, 2013 and the fiscal year ended June 30, 2013 shown in the Statements of Changes in Net Assets, was as follows:

	October 31, 2013	June 30, 2013
Distributions paid from:
Ordinary Income	$—	$11,480,024
Long-Term Capital Gain	51,861,110	15,953,777
Total	$51,861,110	$27,433,801

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $538,560 and $610,833, respectively.

Note 8–Capital Share Transactions

Investor Class (a)	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	231,125	$7,188,123
Shares issued to shareholders in reinvestment of dividends and distributions	396,423	12,022,054
Shares redeemed	(723,547)	(22,674,306)

Net increase (decrease) in shares outstanding before conversion	(95,999)	(3,464,129)
Shares converted into Investor Class (See Note 1)	1,589	49,172

Net increase (decrease)	(94,410)	$(3,414,957)

Four-month period ended October 31, 2013:
Shares sold	121,208	$3,768,698
Shares issued to shareholders in reinvestment of dividends and distributions	389,467	11,594,508
Shares redeemed	(720,804)	(22,584,402)

Net increase (decrease) in shares outstanding before conversion	(210,129)	(7,221,196)
Shares converted into Investor Class (See Note 1)	3,983	120,669

Net increase (decrease)	(206,146)	$(7,100,527)

Period ended June 30, 2013:
Shares sold	84,732	$2,504,594
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	8,156,933	238,156,340
Shares redeemed	(422,724)	(12,518,021)

Net increase (decrease) in shares outstanding before conversion	7,818,941	228,142,913
Shares converted into Investor Class (See Note 1)	188,961	5,594,968
Shares converted from Investor Class (See Note 1)	(143,447)	(4,223,920)

Net increase (decrease)	7,864,455	$229,513,961

26	MainStay Cornerstone Growth Fund

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	854,061	$26,809,347
Shares issued to shareholders in reinvestment of dividends and distributions	513,575	15,602,388
Shares redeemed	(2,217,474)	(69,284,391)

Net increase (decrease) in shares outstanding before conversion	(849,838)	(26,872,656)
Shares converted into Class A (See Note 1)	266	8,257

Net increase (decrease)	(849,572)	$(26,864,399)

Four-month period ended October 31, 2013:
Shares sold	782,329	$24,533,772
Shares issued to shareholders in reinvestment of dividends and distributions	449,035	13,408,540
Shares redeemed	(524,622)	(16,331,659)

Net increase (decrease) in shares outstanding before conversion	706,742	21,610,653
Shares converted into Class A (See Note 1)	1,056	32,034

Net increase (decrease)	707,798	$21,642,687

Year ended June 30, 2013:
Shares sold	746,721	$22,228,053
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	7,950,596	232,131,950
Shares issued to shareholders in reinvestment of dividends and distributions	36,306	1,004,237
Shares redeemed	(965,939)	(28,944,947)

Net increase (decrease) in shares outstanding before conversion	7,767,684	226,419,293
Shares converted into Class A (See Note 1)	202,643	6,011,509
Shares converted from Class A (See Note 1)	(19,452)	(577,911)

Net increase (decrease)	7,950,875	$231,852,891

Class B (a)	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	77,260	$2,400,844
Shares issued to shareholders in reinvestment of dividends and distributions	97,445	2,934,689
Shares redeemed	(293,788)	(9,077,385)

Net increase (decrease) in shares outstanding before conversion	(119,083)	(3,741,852)
Shares converted from Class B (See Note 1)	(1,874)	(57,429)

Net increase (decrease)	(120,957)	$(3,799,281)

Four-month period ended October 31, 2013:
Shares sold	54,179	$1,683,035
Shares issued to shareholders in reinvestment of dividends and distributions	93,780	2,778,880
Shares redeemed	(156,091)	(4,838,468)

Net increase (decrease) in shares outstanding before conversion	(8,132)	(376,553)
Shares converted from Class B (See Note 1)	(5,064)	(152,703)

Net increase (decrease)	(13,196)	$(529,256)

Period ended June 30, 2013:
Shares sold	75,939	$2,246,409
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	2,184,189	63,771,319
Shares redeemed	(151,181)	(4,470,647)

Net increase (decrease) in shares outstanding before conversion	2,108,947	61,547,081
Shares converted from Class B (See Note 1)	(229,430)	(6,804,646)

Net increase (decrease)	1,879,517	$54,742,435

Class C (a)	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	19,044	$593,381
Shares issued to shareholders in reinvestment of dividends and distributions	6,257	188,335
Shares redeemed	(10,676)	(330,634)

Net increase (decrease)	14,625	$451,082

Four-month period ended October 31, 2013:
Shares sold	19,435	$599,990
Shares issued to shareholders in reinvestment of dividends and distributions	5,590	165,588
Shares redeemed	(19,396)	(603,294)

Net increase (decrease)	5,629	$162,284

Period ended June 30, 2013:
Shares sold	18,487	$546,418
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	140,349	4,097,732
Shares redeemed	(28,484)	(843,781)

Net increase (decrease)	130,352	$3,800,369

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,380,567	$106,985,097
Shares issued to shareholders in reinvestment of dividends and distributions	965,142	29,600,906
Shares redeemed	(3,708,928)	(117,978,017)

Net increase (decrease)	636,781	$18,607,986

Four-month period ended October 31, 2013:
Shares sold	3,073,403	$97,197,050
Shares issued to shareholders in reinvestment of dividends and distributions	780,137	23,536,720
Shares redeemed	(1,296,735)	(40,942,921)

Net increase (decrease)	2,556,805	$79,790,849

Year ended June 30, 2013:
Shares sold	6,592,004	$197,183,111
Shares issued in connection with the acquisition of MainStay Growth Equity Fund	48,840	1,437,962
Shares issued to shareholders in reinvestment of dividends and distributions	875,949	24,430,229
Shares redeemed	(2,263,660)	(68,329,003)

Net increase (decrease)	5,253,133	$154,722,299

Class R2 (a)	Shares	Amount
Six-month period ended April 30, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	47	$1,424

Net increase (decrease)	47	$1,424

Four-month period ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	43	$1,284

Net increase (decrease)	43	$1,284

Period ended June 30, 2013:
Shares sold	856	$25,000

Net increase (decrease)	856	$25,000

(a)	Investor Class shares, Class B shares, Class C shares and Class R2 shares were first offered on January 18, 2013.

Note 9–Fund Acquisitions

Keystone Large Cap Growth Fund

On January 11, 2013, MainStay Cornerstone Growth Fund acquired all of the net assets of Keystone Large Cap Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by Keystone Large Cap Growth Fund shareholders on December 18, 2012.

The acquisition was accomplished by a tax-free exchange of 12,423,785 shares of MainStay Cornerstone Growth Fund, valued at $39,966,272 for 1,366,582 Class A shares and $326,082,048 for 11,057,203 Class I shares of Keystone Large Cap Growth Fund outstanding on January 11, 2013. The investment portfolio of Keystone Large Cap Growth Fund, with a fair value of $365,640,832 and identified cost of $330,906,053 at January 11, 2013 was the principal asset acquired by MainStay Cornerstone Growth Fund. Immediately prior to the merger, MainStay Cornerstone Growth Fund did not have any assets or liabilities. On January 18, 2013, the MainStay Cornerstone Growth Fund also launched Classes A, B, C, R2 and Investor. Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of MainStay Cornerstone Growth Fund, there would have been no difference in the results of operations since the acquiring fund was established to receive all assets and liabilities of the predecessor, Keystone Large Cap Growth Fund, and the MainStay Cornerstone Growth Fund did not have any operations or investment activities prior to the acquisition.

MainStay Growth Equity Fund

At a meeting held on September 24-25, 2012, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Growth Equity Fund, a series of MainStay Funds Trust. Shareholders of MainStay Growth Equity Fund approved this reorganization on January 7, 2013, which was then completed on January 18, 2013. The aggregate net assets of the acquiring Fund, MainStay Cornerstone Growth Fund, immediately before the acquisition were $367,512,018 and the combined net assets after the acquisition were $907,107,321.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value
MainStay Growth Equity Fund
Investor Class	20,529,705	$238,156,340
Class A	19,906,164	232,131,950
Class B	5,796,666	63,771,319
Class C	372,398	4,097,732
Class I	122,131	1,437,962

In exchange for the MainStay Growth Equity Fund shares and net assets, the Fund issued 8,156,933, 7,950,596, 2,184,189, 140,349, and 48,840 of Investor Class, Class A, Class B, Class C, and Class I shares, respectively.

MainStay Growth Equity Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation (depreciation), accumulated net realized gain (loss) and undistributed net investment income:

	Total Net Assets	Capital Stock	Unrealized Appreciation (Depreciation)	Capital Loss Carry Forward	Realized Capital Gain
MainStay Growth Equity Fund	$539,595,303	$479,358,627	$46,457,288	$(5,305,378)	$19,084,766

28	MainStay Cornerstone Growth Fund

Assuming the acquisition of MainStay Growth Equity Fund had been completed on July 1, 2012, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended June 30, 2013, are as follows:

Net investment income (loss)	$3,520,881
Net gain on investments	$78,546,274
Net increase in net assets resulting from operations	$82,067,155

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Growth Equity Fund that have been included in the Fund’s Statement of Operations since January 18, 2013.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Growth Equity Fund, in the amount of $482,929,858, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 10–Change in Independent Registered Public Accounting Firm (Unaudited)

On September 24, 2012, KPMG LLP (KPMG) was selected as the Fund’s independent registered public accounting firm. The Fund’s selection of

KPMG as its independent registered public accounting firm was recommended by the Fund’s audit committee and was approved by the Fund’s Board of Trustees.

Ernst & Young LLP (E&Y) was the independent registered public accounting firm for the Predecessor Fund. The reports of the financial statements audited by E&Y for the Predecessor Fund for each of the years in the four-year period ended June 30, 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Predecessor Fund and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30,2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Cornerstone Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management LLC (“Cornerstone”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone provides to the Fund. The Board evaluated

30	MainStay Cornerstone Growth Fund

Cornerstone’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone, and Cornerstone’s overall legal and compliance environment. The Board also reviewed Cornerstone’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board focused principally on the long-term performance track record of the Fund and its predecessor fund. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board noted that the Fund had recently underperformed relative to its peers, and that the Fund’s recent underperformance would be the subject of continuing Board monitoring and discussion with New York Life Investments.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone

The Board considered the costs of the services provided by New York Life Investments and Cornerstone under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone, due to their relationships with the Fund. Because Cornerstone is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New

York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and] the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an

32	MainStay Cornerstone Growth Fund

effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	33

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Cornerstone Growth Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34158 MS164-14	MSCG10-06/14 NL045

MainStay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year		Since Inception (2/28/13)		Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.36 7.18%	– –	5.78 1.34%	–	3.63 0.24%	1.30 1.30%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.35 7.18	– –	5.48 1.03	–	3.45 0.43	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.93 6.93	– –	2.53 1.58		0.00 0.00	1.55 1.55
Class I Shares	No Sales Charge		7.43	–	0.87		0.69	0.86

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays California Municipal Bond Index[3]	4.87%	1.81%	2.12%
Average Lipper California Municipal Debt Fund[4]	5.48	0.16	0.78

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper California municipal debt fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,071.80	$4.98	$1,020.00	$4.86

Class A Shares	$1,000.00	$1,071.80	$3.85	$1,021.10	$3.76

Class C Shares	$1,000.00	$1,069.30	$6.26	$1,018.70	$6.11

Class I Shares	$1,000.00	$1,074.30	$2.57	$1,022.30	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.97% for Investor Class, 0.75% for Class A, 1.22% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

General Obligation	32.1%
Dedicated Tax	18.3
Water/Sewer	8.6
Tollroad	6.8
Appropriation	6.4
State General Obligation	5.9
Airport	5.0
Hospital	3.5
Life Care	2.0

Charter Schools	1.8%
Higher Education	1.8
Private Schools	1.8
Closed-End Fund	1.0
Incremental Tax	0.8
Power	0.5
Other Assets, Less Liabilities	3.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Kern Community College District, Safety Repair & Improvement, General Obligation, 5.25%–5.75%, due 11/1/31–11/1/34

2.	Bay Area Toll Authority, Revenue Bonds, 5.00%–5.125%, due 4/1/34–4/1/39

3.	Centinela Valley Union High School District, Election 2010, Unlimited General Obligation, (zero coupon)–5.75%, due 8/1/34–8/1/41

4.	Anaheim, California, School District, Unlimited General Obligation, 6.25%, due 8/1/40

5.	San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax, 5.00%, due 8/1/27–8/1/28
6.	Los Angeles, Department of Airports, International Airport, Revenue Bonds, 5.00%, due 5/15/31

7.	San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds, 5.50%, due 6/1/37

8.	Taft Elementary School District, Election 2012, Unlimited General Obligation, 6.00%, due 8/1/44

9.	South Orange County Public Financing Authority, Special Tax, 5.00%, due 8/15/32–8/15/34

10.	Territory of Guam, Unlimited General Obligation, 6.75%–7.00%, due 11/15/29–11/15/39

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 7.18% for both Investor Class shares and Class A shares and 6.93% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 7.43%. All share classes outperformed the 4.87% return of the Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 5.48% return of the average Lipper2 California municipal debt fund for the six months ended April 30, 2014. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were adjusted to expand the Fund’s ability to invest in derivatives, such as futures, options and swap agreements.

What factors affected the Fund’s relative performance during the reporting period?

Relative to the Barclays California Municipal Bond Index, the Fund was positioned with an emphasis on lower-quality investment-grade securities, as well as premium coupon bonds with maturities of 15 years or longer that were priced to a slightly shorter call. This strategy performed well during the reporting period as demand for these types of securities increased and the market became more comfortable with lower interest rates and a muted supply of new municipal issues.

What was the Fund’s duration3 strategy during the reporting period?

Our strategy is to keep the Fund’s duration close to that of the municipal bonds in which the Fund can invest as outlined in the Prospectus. Depending on conditions in the municipal market, such as seasonal supply-and-demand imbalances and our outlook for what lies ahead, we may at times adjust the Fund’s duration modestly shorter or longer. The Fund’s duration was longer than the Barclays California Municipal Bond Index at the beginning of the reporting period but was brought to neutral going into year-end 2013, given our expectation that interest rates would trend higher in 2014. At the end of the reporting period, the Fund’s modified duration to worst4 was approximately 5.28 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

In our view, lower-rated municipal bond spreads5 were too wide and the municipal yield curve6 was too steep after the sell-off during the summer of 2013. Strategically, the Fund seeks a structure that is adequately diversified and reflects our views on the municipal market. The Fund continued to target lower-rated investment-grade bonds with maturities of 15 years or longer. We also focused on premium coupon bonds with slightly muted durations to help reduce volatility should interest rates rise.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant contributions to the Fund’s performance came from A-rated and BBB-rated7 investment-grade bonds, from below-investment-grade bonds and from bonds with maturities of 15 years or more. (Contributions take weightings and total returns into account.) Spread tightening and a gravitation of investors toward bonds providing incremental yield were significant drivers within the municipal market during the reporting period. Our decision to add insured bonds issued through Puerto Rico conduits, which are California tax exempt, also contributed positively to the Fund’s performance. During the reporting period, insured Puerto Rico–bond credit spreads narrowed as yields had widened to such an extent that crossover and opportunistic buyers came into the market, pushing prices higher.

1.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

The Fund’s exposure to bonds maturing in five years or less detracted slightly from performance. These bonds underperformed bonds with maturities of 10 years or more as the market rallied. Another weak performer was a university-backed bond that was downgraded during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

While all purchases and sales could be considered significant in the short life of the Fund, the most significant purchase was adding exposure to insured Puerto Rico bonds. This represented a significant change in exposure because we had avoided owning Puerto Rico credit for approximately 18 months. Yield and price levels reached the point where we felt the added security of a monoline insurance policy8 presented an attractive opportunity and a timely entry point.

How did the Fund’s sector weightings change during the reporting period?

We made limited adjustments to the Fund’s sector and industry weightings during the reporting period. Within the local general obligation, transportation and special tax sectors, the Fund continued to maintain overweight positions relative to the Barclays California Municipal Bond Index. This positioning reflected our efforts to construct a reasonably well diversified Fund and to include exposure to infrequent municipal issuers. In our opinion, the scarcity value9 of those infrequent issuers was likely to enhance the performance of their bonds over time.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer and in bonds rated BBB. As of the same date, the Fund had approximately 16% of its net assets invested in below-investment-grade credits, which are not included in the Barclays California Municipal Bond Index.

On the same date, the Fund held underweight positions relative to the Index in securities rated AA+ and higher,10 as well as in bonds with maturities of less than 15 years. We believe that these securities could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market.

8.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.
9.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.
10.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Municipal Bonds 95.3%†
Airport 5.0%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,100,580
♦Los Angeles, Department of Airports, International Airport, Revenue Bonds
Series B 5.00%, due 5/15/31	1,500,000	1,666,560

		2,767,140

Appropriation 6.4%
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	1,000,000	1,056,750
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	500,000	515,235
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	573,124
Puerto Rico Municipal Finance Agency, Unlimited General Obligation
Series A, Insured: AGM 5.25%, due 8/1/21	250,000	249,990
Puerto Rico Public Buildings Authority, Revenue Bonds
Insured: CIFG 5.25%, due 7/1/20	100,000	101,598
Series H, Insured: AMBAC 5.50%, due 7/1/16	300,000	300,096
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 5.25%, due 9/1/22	305,000	294,694
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	265,349
Insured: NATL-RE 5.00%, due 9/1/36	195,000	177,634

		3,534,470

	Principal Amount	Value

Charter Schools 1.8%
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A-1 7.375%, due 10/1/43	$500,000	$532,905
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds
Series A 5.30%, due 8/1/47	500,000	452,575

		985,480

Dedicated Tax 18.3%
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	891,503
Dana Point Community Facilities District, Special Tax 5.00%, due 9/1/38	500,000	522,215
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.50%, due 11/1/40	490,000	551,911
Irvine Unified School District, Community Facilities District, Special Tax
Series A 0.07%, due 9/1/51 (b)	1,000,000	1,000,000
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds
Series N, Insured: NATL-RE 5.25%, due 7/1/32	500,000	464,550
Riverside County Transportation Commission, Limited Tax, Revenue Bonds
Series A 5.25%, due 6/1/39	1,000,000	1,132,260
♦San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,500,000	1,475,850
San Francisco City & County Redevelopment Agency, Community Facilities District, Special Tax
Series A 5.00%, due 8/1/23	300,000	338,904

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Dedicated Tax (continued)
♦San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C 5.00%, due 8/1/27	$1,000,000	$1,088,090
Series C 5.00%, due 8/1/28	580,000	626,458
♦South Orange County Public Financing Authority, Special Tax
Series A 5.00%, due 8/15/32	775,000	834,915
Series A 5.00%, due 8/15/34	450,000	478,679
Territory of Guam, Section 30, Revenue Bonds
Series A 5.75%, due 12/1/34	500,000	542,485
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 6.75%, due 10/1/37	200,000	220,128

		10,167,948

General Obligation 32.1%
Alum Rock Union Elementary School District, Election of 2008, Unlimited General Obligation
Series A, Insured: GTY 5.00%, due 8/1/33	400,000	447,684
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM 5.25%, due 8/1/37	825,000	905,718
♦Anaheim, California, School District, Unlimited General Obligation
Insured: AGM 6.25%, due 8/1/40	1,500,000	1,743,330
Arcadia Unified School District, Election 2006, General Obligation
Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,094,200
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/32	1,095,000	1,160,448
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation
Series B 6.00%, due 8/1/36	500,000	594,775

	Principal Amount	Value

General Obligation (continued)
♦Centinela Valley Union High School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/34	$2,750,000	$739,585
Series A 5.75%, due 8/1/41	1,000,000	1,177,570
El Monte Union High School District, Election of 2008, General Obligation
Series A, Insured: GTY 5.50%, due 6/1/34	1,000,000	1,094,610
♦Kern Community College District, Safety Repair & Improvement, General Obligation
Series C 5.25%, due 11/1/31	1,500,000	1,630,950
Series C 5.75%, due 11/1/34	650,000	777,627
Oakland Unified School District, Alameda County, Election of 2012, General Obligation 6.625%, due 8/1/38	500,000	588,600
Palm Springs Unified School District, Election 2008, Unlimited General Obligation
Series C 5.00%, due 8/1/31	360,000	402,502
Pomona Unified School District, Election 2008, Unlimited General Obligation
Series E, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,089,820
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	255,725
Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series B 5.00%, due 8/1/38	1,000,000	1,098,140
♦Taft Elementary School District, Election 2012, Unlimited General Obligation
Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,363,608
Val Verde Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: BAM 5.00%, due 8/1/38	1,000,000	1,071,450
Westminster School District, CABS, Election 2008, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	545,500

		17,781,842

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Higher Education 1.8%
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	$1,000,000	$1,006,870

Hospital 3.5%
Abag Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds
Series A 5.00%, due 7/1/42	500,000	503,300
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds
Series C 0.07%, due 8/15/27 (b)	200,000	200,000
5.00%, due 7/1/29	150,000	162,021
University of California, Regents Medical Center, Revenue Bonds
Series J 5.25%, due 5/15/38	1,000,000	1,104,820

		1,970,141

Incremental Tax 0.8%
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/30	1,085,000	456,384

Life Care 2.0%
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,128,400

Power 0.5%
Puerto Rico Electric Power Authority, Revenue Bonds
Series NN, Insured: NATL-RE 5.25%, due 7/1/19	250,000	254,735

Private Schools 1.8%
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	500,000	529,575

	Principal Amount	Value

Private Schools (continued)
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds
Series A 5.75%, due 1/15/45	$500,000	$485,920

		1,015,495

State General Obligation 5.9%
California State Public Works Board, Capital Project, Revenue Bonds
Series I-1 6.625%, due 11/1/34	260,000	261,279
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AGM 5.50%, due 7/1/19	500,000	519,995
Series A, Insured: NATL-RE 5.50%, due 7/1/20	200,000	204,376
State of California, General Obligation 5.00%, due 9/1/32	1,000,000	1,054,070
♦Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	825,000	887,502
Series A 7.00%, due 11/15/39	300,000	324,057

		3,251,279

Tollroad 6.8%
♦Bay Area Toll Authority, Revenue Bonds
Series F-1 5.00%, due 4/1/34	1,000,000	1,115,620
Series F-1 5.125%, due 4/1/39	850,000	949,237
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series C 6.50%, due 1/15/43	500,000	550,615
Riverside County Transportation Commission, Revenue Bonds
Series A 5.75%, due 6/1/44	250,000	264,387
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	130,000	78,345
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	230,000	122,061
Series A, Insured: NATL-RE (zero coupon), due 1/15/27	200,000	98,702
Series A, Insured: NATL-RE (zero coupon), due 1/15/30	135,000	55,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Tollroad (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds (continued)
Series A, Insured: NATL-RE (zero coupon), due 1/15/35	$150,000	$43,526
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	180,000	48,686
Series A, Insured: NATL-RE 5.25%, due 1/15/30	435,000	434,996

		3,761,291

Water/Sewer 8.6%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,100,000	1,156,287
Salinas Valley Solid Waste Authority, Revenue Bonds
Series A, Insured: AGM 5.50%, due 8/1/27 (a)	1,000,000	1,133,190
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds
Series A 6.25%, due 10/1/38	1,000,000	1,115,360
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds
Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	24,949
Turlock Irrigation District, Revenue Bonds
Series A 5.00%, due 1/1/40	760,000	796,404
Vallejo California Water, Revenue Bonds 5.25%, due 5/1/30	500,000	553,835

		4,780,025

Total Municipal Bonds (Cost $51,166,461)		52,861,500

	Shares
Closed-End Fund 1.0%
California 1.0%
BlackRock MuniYield California Insured Fund, Inc.	36,232	538,408

Total Closed-End Fund (Cost $546,030)		538,408

Total Investments (Cost $51,712,491) (e)	96.3%	53,399,908
Other Assets, Less Liabilities	3.7	2,061,492
Net Assets	100.0%	$55,461,400

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts 0.1%
United States Treasury Notes June 2014 (10 Year) (d)	(57)	$34,166

Total Futures Contracts (Notional Amount $7,092,047)		$34,166

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown was the rate in effect as of April 30, 2014.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(d)	As of April 30, 2014, cash in the amount of $81,510 was on deposit with a broker for futures transactions.

(e)	As of April 30, 2014, cost was $51,712,491 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$2,091,444
Gross unrealized depreciation	(404,027)

Net unrealized appreciation	$1,687,417

The following abbreviations are used in the above portfolio:

AGM—Assured Guaranty Municipal Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$52,861,500	$—	$52,861,500
Closed-End Fund	538,408	—	—	538,408

Total Investments in Securities	538,408	52,861,500	—	53,399,908

Other Financial Instruments
Futures Contracts Short (b)	34,166	—	—	34,166

Total Investments in Securities and Other Financial Instruments	$572,574	$52,861,500	$—	$53,434,074

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $51,712,491)	$53,399,908
Cash	1,248,492
Cash collateral on deposit at broker	81,510
Receivables:
Dividends and interest	791,081
Fund shares sold	42,377
Other assets	4,646

Total assets	55,568,014

Liabilities
Payables:
Professional fees	31,652
Shareholder communication	29,418
Variation margin on futures contracts	24,047
Manager (See Note 3)	15,650
Transfer agent (See Note 3)	1,766
Fund shares redeemed	1,221
NYLIFE Distributors (See Note 3)	1,102
Trustees	89
Accrued expenses	1,669

Total liabilities	106,614

Net assets	$55,461,400

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,766
Additional paid-in capital	57,453,593

57,459,359
Undistributed net investment income	18,141
Accumulated net realized gain (loss) on investments and futures transactions	(3,737,683)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,721,583

Net assets	$55,461,400

Investor Class
Net assets applicable to outstanding shares	$70,359

Shares of beneficial interest outstanding	7,316

Net asset value per share outstanding	$9.62
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$10.07

Class A
Net assets applicable to outstanding shares	$4,976,904

Shares of beneficial interest outstanding	517,533

Net asset value per share outstanding	$9.62
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$10.07

Class C
Net assets applicable to outstanding shares	$74,248

Shares of beneficial interest outstanding	7,715

Net asset value and offering price per share outstanding	$9.62

Class I
Net assets applicable to outstanding shares	$50,339,889

Shares of beneficial interest outstanding	5,233,876

Net asset value and offering price per share outstanding	$9.62

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,272,085
Dividends	16,522

Total income	1,288,607

Expenses
Manager (See Note 3)	132,012
Professional fees	24,240
Shareholder communication	11,367
Distribution/Service—Investor Class (See Note 3)	59
Distribution/Service—Class A (See Note 3)	6,001
Distribution/Service—Class C (See Note 3)	178
Transfer agent (See Note 3)	5,528
Custodian	3,241
Registration	1,730
Trustees	474
Miscellaneous	1,534

Total expenses before waiver/reimbursement	186,364

Expense waiver/reimbursement from Manager (See Note 3)	(47,696)

Net expenses	138,668

Net investment income (loss)	1,149,939

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(843,446)
Futures transactions	(203,124)

Net realized gain (loss) on investments and futures transactions	(1,046,570)

Net change in unrealized appreciation (depreciation) on:
Investments	3,499,798
Futures contracts	207,075

Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,706,873

Net realized and unrealized gain (loss) on investments and futures transactions	2,660,303

Net increase (decrease) in net assets resulting from operations	$3,810,242

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and for the period February 28, 2013 (inception date) through October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,149,939	$1,288,430
Net realized gain (loss) on investments and futures transactions	(1,046,570)	(2,691,113)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,706,873	(1,985,290)

Net increase (decrease) in net assets resulting from operations	3,810,242	(3,387,973)

Dividends to shareholders:
From net investment income:
Investor Class	(921)	(786)
Class A	(98,500)	(70,359)
Class C	(1,297)	(1,566)
Class I	(1,048,608)	(1,215,676)

Total dividends to shareholders	(1,149,326)	(1,288,387)

Capital share transactions:
Net proceeds from sale of shares	2,495,545	56,318,048
Net asset value of shares issued to shareholders in reinvestment of dividends	1,149,324	1,286,954
Cost of shares redeemed	(3,014,612)	(758,415)

Increase (decrease) in net assets derived from capital share transactions	630,257	56,846,587

Net increase (decrease) in net assets	3,291,173	52,170,227

Net Assets
Beginning of period	52,170,227	—

End of period	$55,461,400	$52,170,227

Undistributed net investment income at end of period	$18,141	$17,528

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Investor Class	Six months ended April 30, 2014*		February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$9.15		$10.00

Net investment income (loss)	0.18		0.21
Net realized and unrealized gain (loss) on investments	0.47		(0.85)

Total from investment operations	0.65		(0.64)

Less dividends:
From net investment income	(0.18)		(0.21)

Net asset value at end of period	$9.62		$9.15

Total investment return (a)(b)	7.18%		(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91	%††	3.44	% ††
Net expenses	0.97	%††	0.94	% ††
Expenses (before waiver/reimbursement)	1.15	%††	1.29	% ††
Portfolio turnover rate	49%		142%
Net assets at end of period (in 000’s)	$70		$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class A	Six months ended April 30, 2014*		February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$9.16		$10.00

Net investment income (loss)	0.19		0.22
Net realized and unrealized gain (loss) on investments	0.46		(0.84)

Total from investment operations	0.65		(0.62)

Less dividends:
From net investment income	(0.19)		(0.22)

Net asset value at end of period	$9.62		$9.16

Total investment return (a)(b)	7.18%		(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.10	%††	4.01	% ††
Net expenses	0.75	%††	0.75	% ††
Expenses (before waiver/reimbursement)	0.93	%††	1.10	% ††
Portfolio turnover rate	49%		142%
Net assets at end of period (in 000’s)	$4,977		$4,143

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2014*		February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$9.16		$10.00

Net investment income (loss)	0.17		0.20
Net realized and unrealized gain (loss) on investments	0.46		(0.84)

Total from investment operations	0.63		(0.64)

Less dividends:
From net investment income	(0.17)		(0.20)

Net asset value at end of period	$9.62		$9.16

Total investment return (a)(b)	6.93%		(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66	%††	3.35	% ††
Net expenses	1.22	%††	1.19	% ††
Expenses (before waiver/reimbursement)	1.40	%††	1.54	% ††
Portfolio turnover rate	49%		142%
Net assets at end of period (in 000’s)	$74		$73

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	Six months ended April 30, 2014*		February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$9.16		$10.00

Net investment income (loss)	0.20		0.24
Net realized and unrealized gain (loss) on investments	0.46		(0.84)

Total from investment operations	0.66		(0.60)

Less dividends:
From net investment income	(0.20)		(0.24)

Net asset value at end of period	$9.62		$9.16

Total investment return (a)(b)	7.43%		(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.38	%††	3.70	% ††
Net expenses	0.50	%††	0.50	% ††
Expenses (before waiver/reimbursement)	0.68	%††	0.85	% ††
Portfolio turnover rate	49%		142%
Net assets at end of period (in 000’s)	$50,340		$47,911

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date was on February 28, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

22	MainStay California Tax Free Opportunities Fund

expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$34,166	$34,166

Total Fair Value		$34,166	$34,166

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(203,124)	$(203,124)

Total Realized Gain (Loss)		$(203,124)	$(203,124)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$207,075	$207,075

Total Change in Unrealized Appreciation (Depreciation)		$207,075	$207,075

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(57)	(57)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or

24	MainStay California Tax Free Opportunities Fund

reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $132,012 and waived its fees and/or reimbursed expenses in the amount of $47,696.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $26 and $224, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $63 for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$57
Class A	489
Class C	86
Class I	4,896

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$24,995	35.5%
Class A	25,045	0.5
Class C	24,931	33.6
Class I	50,153,523	99.6

Note 4–Federal Income Tax

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,864,023 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,800	$64

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$3,847
Exempt Interest Dividends	1,284,540
Total	$1,288,387

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $25,582 and $25,885, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,531	$24,072
Shares issued to shareholders in reinvestment of dividends and distributions	99	921

Net increase (decrease)	2,630	$24,993

Period ended October 31, 2013(a):
Shares sold	4,601	$44,353
Shares issued to shareholders in reinvestment of dividends and distributions	85	786

Net increase (decrease)	4,686	$45,139

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	267,689	$2,445,473
Shares issued to shareholders in reinvestment of dividends and distributions	10,510	98,417
Shares redeemed	(213,135)	(1,969,404)

Net increase (decrease)	65,064	$574,486

Period ended October 31, 2013(a):
Shares sold	508,497	$4,949,558
Shares issued to shareholders in reinvestment of dividends and distributions	7,549	69,107
Shares redeemed	(63,577)	(571,747)

Net increase (decrease)	452,469	$4,446,918

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	312	$3,000
Shares issued to shareholders in reinvestment of dividends and distributions	136	1,278
Shares redeemed	(684)	(6,404)

Net increase (decrease)	(236)	$(2,126)

Period ended October 31, 2013(a):
Shares sold	11,359	$111,679
Shares issued to shareholders in reinvestment of dividends and distributions	144	1,334
Shares redeemed	(3,552)	(32,229)

Net increase (decrease)	7,951	$80,784

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,462	$23,000
Shares issued to shareholders in reinvestment of dividends and distributions	112,229	1,048,708
Shares redeemed	(114,089)	(1,038,804)

Net increase (decrease)	602	$32,904

Period ended October 31, 2013(a):
Shares sold	5,120,551	$51,212,458
Shares issued to shareholders in reinvestment of dividends and distributions	129,785	1,215,727
Shares redeemed	(17,062)	(154,439)

Net increase (decrease)	5,233,274	$52,273,746

(a) The inception date of the Fund was February 28, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

28	MainStay California Tax Free Opportunities Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Fund’s relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay California Tax Free Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34186 MS164-14	MSCTF10-06/14 NL0C5

MainStay Emerging Markets Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Since Inception (11/15/13)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.03 –3.74%	1.84 1.84%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.03 –3.74	1.70 1.70
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.98 –4.02	2.59 2.59
Class I Shares	No Sales Charge	No Sales Charge	–3.62	1.45

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Since Inception
MSCI Emerging Markets Index[3]	–0.22%
Average Lipper Emerging Markets Fund[4]	0.06

3.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper emerging markets fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from November 15, 2013 to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 15, 2013 to April 30, 2014. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/15/13[1]	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[2]

Investor Class Shares[3]	$1,000.00	$962.60	$7.41	$1,015.20	$7.61

Class A Shares[3]	$1,000.00	$962.60	$7.14	$1,015.50	$7.33

Class C Shares[3]	$1,000.00	$959.80	$10.74	$1,011.80	$11.03

Class I Shares[3]	$1,000.00	$963.80	$6.03	$1,016.60	$6.19

1.	The inception date of the Fund.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.66% for Investor Class, 1.60% for Class A, 2.41% for Class C and 1.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 166 days (to reflect the since-inception period which took place after the close of business of November 15, 2013). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2014. Had these shares been offered for the full six-month period ended April 30, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.30 for Investor Class, $8.00 for Class A, $12.03 for Class C and $6.76 for Class I and the ending account value would have been $1,016.60 for Investor Class, $1,016.90 for Class A, $1,012.80 for Class C and $1,018.10 for Class I.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

China	19.4%
Republic of Korea	14.6
Taiwan	11.4
Brazil	11.1
South Africa	8.0
India	7.2
Mexico	4.2
Russia	4.2
Indonesia	3.3
Thailand	3.1
Malaysia	2.3

Turkey	2.2%
United States	2.2
Chile	1.4
Poland	1.3
Hong Kong	0.9
Colombia	0.8
Egypt	0.8
Greece	0.7
Hungary	0.2
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Hyundai Motor Co.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Tencent Holdings, Ltd.

5.	Petroleo Brasileiro S.A.
6.	Vale S.A.

7.	AMBEV S.A.

8.	MTN Group, Ltd.

9.	China Construction Bank Corp. Class H

10.	America Movil S.A.B. de C.V. Series L

8	MainStay Emerging Markets Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Opportunities Fund perform relative to its benchmark and peers from November 15, 2013, through April 30, 2014?

Excluding all sales charges, MainStay Emerging Markets Opportunities Fund returned –3.74% for both Investor Class and Class A shares and –4.02% for Class C shares from the Fund’s inception on November 15, 2013, through April 30, 2014. Over the same period, Class I shares returned –3.62%. From November 15, 2013, through April 30, 2014, all share classes underperformed the –0.22% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index, and the 0.06% return of the average Lipper2 emerging markets fund. See page 5 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was responsible for most of the Fund’s underperformance relative to the MSCI Emerging Markets Index. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI Emerging Markets Index. The securities of smaller companies are sometimes less efficient than the securities of larger companies. This means that less information may be available to investors, less coverage may be provided by analysts and in some cases, the companies may have less history than larger companies. These inefficiencies may lead to greater pricing discrepancies, which in turn may offer opportunities for gain. Through opportunistic shorting and by investing outside the MSCI Emerging Markets Index, the Fund seeks to produce returns that exceed those of the Index. Unfortunately, these strategies were less successful than we had hoped during the reporting period.

During the reporting period, how was the Fund’s performance affected by investments in derivatives?

Because of market structure and exchange limitations, the Fund may use total-return swaps to gain short exposure to emerging-market securities, along with offsetting long total-return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. It is our intention to gradually introduce swap positions into the Fund. Therefore, these swap positions did not have meaningful weight in the Fund until March 2014. After this, swap positions were net positive contributors to the Fund’s overall performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were consumer discretionary, health care and consumer staples. (Contributions take weightings and total returns into account.) The sectors that detracted the most from the Fund’s relative performance were financials, energy and industrials.

From a regional perspective, favorable stock selection in Europe, the Middle East and Africa (EMEA) and in Asia contributed positively to the Fund’s performance relative to the MSCI Emerging Markets Index. Stock selection made a negative contribution in Latin America during the reporting period. The impact of regional allocations relative to the MSCI Emerging Markets Index was minor.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were South Africa, Taiwan and Indonesia. The countries that detracted the most from the Fund’s relative performance were Brazil, Thailand and Malaysia.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included long positions in Indonesian bank PT Bank Rakyat Persero, South African home products company Steinhoff International Holdings and Taiwanese computer component manufacturer Asustek. PT Bank Rakyat Persero benefited from an increase in the maximum guaranteed deposit rate and from strong lending growth. Steinhoff International Holdings received increased analyst support as the company sought strategic expansion in Europe. Asustek gained market share from competitors and enjoyed success with its Android phone offering.

During the reporting period, the stocks that detracted the most from the Fund’s absolute performance included long positions in Brazilian energy company Petroleo Brasileiro, Brazilian materials and metals producer Vale and Chinese banking and financial services company China Construction Bank. The stock price of Petroleo Brasileiro declined after the government failed to announce a policy for phasing out costly fuel subsidies. Vale struggled with increasing debt and with metal prices that softened around the globe. Along with other Chinese banks, China Construction Bank faced pressure from regulatory reforms, higher nonperforming loans and increased competition for deposits.

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a significant share purchase of South African financial services company Standard Bank Group, moving from an underweight position relative to the MSCI Emerging Markets Index to an overweight position. After the company provided in-line second-half results and disposed of overseas assets, some analysts upgraded their opinion of the stock, and we believed that the company was more likely to make a large special-dividend payment. The Fund also made a significant purchase of South Korean electric utility Korea Electric Power, moving from an underweight position relative to the MSCI Emerging Markets Index to an overweight position. We made the move when analysts began to provide higher growth-rate estimates for the company, which gave the stock an attractive ranking within the Fund’s investible utility company universe.

The Fund significantly reduced a long position in India-based IT services company Infosys after the company lowered guidance for sales growth. When customers reduced their technology budgets and analysts lowered their estimates for the company, the stock became less attractive within our investment process. We replaced the stock with other India-based technology-related positions. The Fund sold the majority of its long position in Mexican beverage distributor Fomento Economico Mexia after a sustained period of poor price performance reduced its trend attractiveness within our investment process.

How did the Fund’s sector weightings change during the reporting period?

The Fund utilizes a bottom-up, stock-by-stock security selection process. The sector changes that result from this process do not reflect top-down assessments of sectors, regions or countries.

During the reporting period, the Fund increased its sector weightings relative to the MSCI Emerging Markets Index in the information technology, utilities and health care sectors, and decreased its sector weightings in the consumer discretionary, materials and financials sectors.

From a regional perspective, the Fund increased its weightings relative to the MSCI Emerging Markets Index in Europe, the Middle East and Africa and decreased its relative weightings in Asia and Latin America.

During the reporting period, the Fund increased its country weightings relative to the MSCI Emerging Markets Index in India, Chile and South Africa and decreased its relative weightings in South Korea, Brazil and Turkey.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was overweight relative to the MSCI Emerging Markets Index in the information technology, consumer discretionary and health care sectors. As of the same date, the Fund was underweight relative to the Index in the financials, materials and consumer staples sectors.

As of April 30, 2014, the Fund held overweight positions relative to the MSCI Emerging Markets Index in Asia and in Europe, the Middle East and Africa. As of the same date, the Fund held an underweight position relative to the Index in Latin America. From a country perspective, the Fund held overweight positions relative to the Index in China, South Africa and Thailand as of April 30, 2014. As of the same date, the Fund held underweight positions relative to the Index in Brazil, South Korea and Mexico.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Opportunities Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value
Common Stocks 91.1%†
Brazil 6.9%
♦AMBEV S.A. (Beverages)	125,000	$913,780
Arteris S.A. (Transportation Infrastructure)	4,100	33,870
Banco do Brasil S.A. (Banks)	29,800	312,868
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Water Utilities)	1,400	13,272
Cia Siderurgica Nacional S.A. (Metals & Mining)	14,400	55,281
Cielo S.A. (IT Services)	6,400	113,376
Estacio Participacoes S.A. (Diversified Consumer Services)	38,000	406,969
Even Construtora e Incorporadora S.A. (Household Durables)	42,300	136,210
Gafisa S.A. (Household Durables)	91,500	148,961
Grupo BTG Pactual (Capital Markets)	10,400	141,932
JBS S.A. (Food Products)	133,700	461,706
Magazine Luiza S.A. (Multiline Retail)	47,600	162,883
MRV Engenharia e Participacoes S.A. (Household Durables)	6,000	18,998
Multiplus S.A. (Media)	11,800	150,983
♦Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	52,700	369,414
♦Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels)	4,700	65,236
♦Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	1,900	28,120
Porto Seguro S.A. (Insurance)	29,100	424,151
Sao Martinho S.A. (Food Products)	9,600	143,801
SLC Agricola S.A. (Food Products)	6,000	45,745
Sul America S.A. (Insurance)	2,400	17,598
Tecnisa S.A. (Household Durables)	25,800	80,186
♦Vale S.A. (Metals & Mining)	31,400	414,019
♦Vale S.A., Sponsored ADR (Metals & Mining)	200	2,509

		4,661,868

Chile 1.4%
Banco de Chile (Banks)	3,474,922	446,486
Banco de Chile, ADR (Banks)	100	7,737
Banco de Credito e Inversiones (Banks)	3,871	214,043
CAP S.A. (Metals & Mining)	9,292	139,317
Corpbanca S.A. (Banks)	11,528,656	132,806
Enersis S.A., Sponsored ADR (Electric Utilities)	1,500	24,150
Latam Airlines Group S.A., Sponsored ADR (Airlines)	1,100	16,863

		981,402

China 19.4%
Agricultural Bank of China, Ltd. Class H (Banks)	460,000	192,236
Anhui Conch Cement Co., Ltd. Class H (Construction Materials)	70,000	259,127

	Shares	Value
China (continued)
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	269,000	$392,070
Bank of China, Ltd. Class H (Banks)	1,288,000	568,166
Bank of Communications Co., Ltd. Class H (Banks)	207,000	128,692
BBMG Corp. Class H (Construction Materials)	94,000	65,836
Boer Power Holdings, Ltd. (Electrical Equipment)	112,000	146,773
BYD Co., Ltd., Sponsored ADR (Automobiles) (a)	900	9,576
Cecep Costin New Materials Group, Ltd. (Textiles, Apparel & Luxury Goods)	64,000	30,543
Changshouhua Food Co., Ltd. (Food Products)	93,000	94,524
China CITIC Bank Corp., Ltd. Class H (Banks)	188,000	112,030
♦China Construction Bank Corp. Class H (Banks)	1,211,000	835,663
China Everbright, Ltd. (Capital Markets)	158,000	211,130
China Hongqiao Group, Ltd. (Metals & Mining)	147,000	100,680
China Life Insurance Co., Ltd. Class H (Insurance)	171,000	440,240
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	143,000	92,223
China Merchants Bank Co., Ltd. Class H (Banks)	100,500	178,887
China Minsheng Banking Corp., Ltd. Class H (Banks)	59,000	59,358
China Mobile, Ltd. (Wireless Telecommunication Services)	62,500	594,129
China Oilfield Services, Ltd. (Energy Equipment & Services)	148,000	352,011
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	318,000	280,144
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	365,500	299,832
China Railway Group, Ltd. Class H (Construction & Engineering)	703,000	312,829
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	30,000	75,455
China Sanjiang Fine Chemicals Co., Ltd. (Chemicals)	230,000	100,568
China Singyes Solar Technologies Holdings, Ltd. (Construction & Engineering)	91,000	133,103
China Travel International Investment, Ltd (Hotels, Restaurants & Leisure)	408,000	82,095
China Unicom Hong Kong, Ltd. (Diversified Telecommunication Services)	328,000	502,601
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services)	1,800	27,594
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	417,000	686,309

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
CNOOC, Ltd., ADR (Oil, Gas & Consumable Fuels)	500	$82,595
Coolpad Group, Ltd. (Technology Hardware, Storage & Peripherals)	256,000	110,616
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	354,000	292,224
Dongyue Group (Chemicals)	315,000	125,952
Far East Horizon, Ltd. (Diversified Financial Services)	278,000	188,610
Fosun International, Ltd. (Metals & Mining)	168,000	203,040
GOME Electrical Appliances Holding, Ltd. (Specialty Retail)	2,478,000	463,449
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	332,000	334,443
Guodian Technology & Environment Group Corp., Ltd. Class H (Electrical Equipment)	374,000	93,103
Hisense Kelon Electrical Holdings Co., Ltd. Class H (Household Durables) (a)	86,000	101,386
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	468,000	456,956
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	1,243,000	739,103
Jiangsu Expressway Co., Ltd. (Transportation Infrastructure)	308,000	345,623
New China Life Insurance Co., Ltd. Class H (Insurance) (a)	98,300	289,082
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	119,000	33,307
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	131,000	57,787
Shenzhen Expressway Co., Ltd. Class H (Transportation Infrastructure)	292,000	132,574
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	346,000	378,447
TCL Communication Technology Holdings, Ltd. (Communications Equipment)	109,000	116,269
♦Tencent Holdings, Ltd. (Internet Software & Services)	16,700	1,041,253
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	149,000	83,216
Xingda International Holdings, Ltd. (Auto Components)	260,000	114,021
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	42,000	36,350

		13,183,830

Colombia 0.8%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	291,786	543,169

	Shares	Value
Egypt 0.8%
Commercial International Bank Egypt S.A.E. (Banks)	86,653	$460,868
Orascom Telecom Media and Technology Holding S.A.E (Wireless Telecommunication Services)	625,972	113,447

		574,315

Greece 0.7%
OPAP S.A. (Hotels, Restaurants & Leisure)	27,843	444,222

Hong Kong 0.9%
China Resources Cement Holdings, Ltd. (Construction Materials)	552,000	381,625
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	176,000	132,347
NetDragon Websoft, Inc. (Software)	66,500	113,221

		627,193

Hungary 0.2%
OTP Bank PLC (Banks)	6,116	116,481

India 7.2%
Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	21,907	107,601
Apollo Tyres, Ltd. (Auto Components)	51,104	135,057
Arvind, Ltd. (Textiles, Apparel & Luxury Goods)	47,957	145,584
Aurobindo Pharma, Ltd. (Pharmaceuticals)	14,991	142,913
Bank Of Baroda (Banks)	11,962	162,032
Cairn India, Ltd. (Oil, Gas & Consumable Fuels)	80,086	444,812
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	16,935	63,596
Dr Reddy’s Laboratories, Ltd. (Pharmaceuticals)	4,845	217,127
Dr. Reddy’s Laboratories, Ltd., ADR (Pharmaceuticals)	8,800	396,616
eClerx Services, Ltd. (IT Services)	1,657	33,522
HCL Technologies, Ltd. (IT Services)	21,463	500,323
Hexaware Technologies, Ltd. (IT Services)	54,959	139,459
Infosys, Ltd. (IT Services)	882	46,473
IRB Infrastructure Developers, Ltd. (Construction & Engineering)	80,789	153,970
Kaveri Seed Co., Ltd. (Food Products)	6,717	70,383
Mphasis, Ltd. (IT Services)	7,198	49,574
Oriental Bank of Commerce (Banks)	40,069	164,488
Power Finance Corp., Ltd. (Diversified Financial Services)	29,847	91,548
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	18,696	197,143
Tata Motors, Ltd. (Automobiles)	33,537	231,809
Tata Motors, Ltd., Sponsored ADR (Automobiles)	11,600	434,072

12	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
India (continued)
Tata Steel, Ltd. (Metals & Mining)	18,468	$122,875
Tata Steel, Ltd., GDR (Miscellaneous)	2,700	17,617
Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	4,389	41,736
UCO Bank (Banks)	114,763	145,654
Union Bank of India (Banks)	66,263	166,330
UPL, Ltd. (Chemicals)	43,044	190,795
Wipro, Ltd. (IT Services)	11,042	96,296
Wipro, Ltd., ADR (IT Services)	15,400	184,184

		4,893,589

Indonesia 3.3%
Astra Agro Lestari Tbk PT (Food Products)	183,700	467,135
Bank Negara Indonesia Persero Tbk PT (Banks)	1,058,700	440,915
Bank Rakyat Indonesia Persero Tbk PT (Banks)	681,600	583,647
Gudang Garam Tbk Pt (Tobacco)	60,000	293,215
Indofood Sukses Makmur Tbk PT (Food Products)	699,900	426,787

		2,211,699

Malaysia 2.3%
Felda Global Ventures Holdings BHD (Food Products)	50,800	70,316
Genting Plantations BHD (Food Products)	20,200	68,663
IJM Corp. BHD (Construction & Engineering)	125,500	245,197
IOI Corp. BHD (Food Products)	47,300	72,424
Kossan Rubber Industries (Health Care Equipment & Supplies)	50,100	62,903
Kuala Lumpur Kepong BHD (Food Products)	25,800	191,199
Malayan Banking BHD (Banks)	114,900	348,342
Mudajaya Group BHD (Construction & Engineering)	34,500	27,363
PPB Group BHD (Food Products)	48,500	244,468
Puncak Niaga Holdings BHD (Water Utilities)	118,200	105,694
TDM BHD (Food Products)	290,600	86,321
Tenaga Nasional BHD (Electric Utilities)	12,700	46,281

		1,569,171

Mexico 4.2%
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	809,004	815,636
♦America Movil S.A.B. de C.V., Series L, ADR (Wireless Telecommunication Services)	100	2,008
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)	104	1,315
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	105,500	345,867
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	1,800	16,354
Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR (Beverages)	100	9,077

	Shares	Value
Mexico (continued)
Gruma S.A.B. de C.V. Class B (Food Products) (a)	16,100	$142,384
Grupo Aeromexico S.A.B. de C.V. (Airlines) (a)	28,700	46,617
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	52,900	318,425
Grupo Bimbo S.A.B. de C.V. Class A (Food Products)	26,885	74,144
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR Class B (Banks)	1,400	16,660
Grupo Mexico S.A.B. de C.V. Class B (Metals & Mining)	135,983	409,526
Grupo Televisa S.A.B. (Media)	11,800	77,315
Grupo Televisa S.A.B., Sponsored ADR (Media)	100	3,281
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	163,321	434,432
TV Azteca S.A.B. de C.V. (Media)	226,000	123,514

		2,836,555

Poland 1.3%
Asseco Poland S.A. (Software)	8,406	124,939
Bank Zachodni WBK S.A. (Banks)	747	91,659
mBank S.A. (Banks)	1,332	217,773
Orange Polska S.A. (Diversified Telecommunication Services)	17,376	59,342
Tauron Polska Energia S.A. (Electric Utilities)	178,176	314,845
TVN S.A. (Media)	17,645	95,986

		904,544

Republic of Korea 12.8%
Crown Confectionery Co., Ltd. (Food Products)	128	36,605
DGB Financial Group, Inc. (Banks)	10,240	155,092
Dongwon F&B Co., Ltd. (Food Products)	168	32,761
E-Mart Co., Ltd. (Food & Staples Retailing)	1,294	295,542
Eugene Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	6,623	142,933
Hanil Cement Co., Ltd. (Construction Materials)	1,176	135,434
Hanil E-Wha Co., Ltd. (Auto Components)	6,950	141,919
Hansol Paper Co. (Paper & Forest Products)	9,530	104,680
Hanwha Corp. (Chemicals)	13,530	393,474
Hyundai Corp. (Trading Companies & Distributors)	4,330	131,790
Hyundai Mobis (Auto Components)	463	132,183
♦Hyundai Motor Co. (Automobiles)	1,712	381,070
Hyundai Steel Co. (Metals & Mining)	1,241	81,068
Industrial Bank of Korea (Banks)	35,660	438,287
Kia Motors Corp. (Automobiles)	4,597	254,919
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	1,840	77,461
KT&G Corp. (Tobacco)	1,812	145,199
LG International Corp. (Trading Companies & Distributors)	5,110	151,080
LS Corp. (Electrical Equipment)	5,853	458,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Medy-Tox, Inc. (Biotechnology)	833	$123,019
MegaStudy Co., Ltd. (Diversified Consumer Services)	789	53,297
Meritz Fire & Marine Insurance Co., Ltd. (Insurance)	9,120	113,415
Meritz Securities Co., Ltd. (Capital Markets)	61,620	135,071
NAVER Corp. (Internet Software & Services)	497	354,966
Pyeong Hwa Automotive Co., Ltd. (Auto Components)	2,724	55,492
♦Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,992	2,589,041
SeAH Steel Corp. (Metals & Mining)	1,294	154,033
SK C&C Co., Ltd. (IT Services)	1,859	254,571
SK Holdings Co., Ltd. (Industrial Conglomerates)	2,473	437,975
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment) (a)	9,300	361,362
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	1,132	233,893
SL Corp. (Auto Components)	1,310	22,567
Sungwoo Hitech Co., Ltd. (Auto Components)	9,005	145,101

		8,723,548

Russia 4.2%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	112,602	812,086
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	12,984	686,204
Sberbank of Russia, Sponsored ADR (Banks)	70,030	586,992
Sistema JSFC, Sponsored GDR (Wireless Telecommunication Services)	15,763	375,159
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	52,702	373,130

		2,833,571

South Africa 8.0%
Barclays Africa Group, Ltd. (Banks)	34,287	501,896
Barloworld, Ltd. (Trading Companies & Distributors)	37,097	404,134
FirstRand, Ltd. (Diversified Financial Services)	103,278	379,519
Group Five, Ltd. (Construction & Engineering)	9,890	40,686
Investec, Ltd. (Capital Markets)	36,878	323,929
Liberty Holdings, Ltd. (Insurance)	10,530	126,144
MMI Holdings, Ltd. (Insurance)	156,303	392,225
Mondi, Ltd. (Paper & Forest Products)	7,591	126,270
♦MTN Group, Ltd. (Wireless Telecommunication Services)	43,550	872,656
Naspers, Ltd. (Media)	6,413	604,695
Nedbank Group, Ltd. (Banks)	5,007	107,155
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	9,930	557,158

	Shares	Value
South Africa (continued)
Steinhoff International Holdings, Ltd. (Household Durables)	106,102	$550,756
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	45,217	161,604
Vodacom Group, Ltd. (Wireless Telecommunication Services)	21,705	258,818

		5,407,645

Taiwan 11.4%
AcBel Polytech, Inc. (Electrical Equipment)	105,000	137,517
Asia Cement China Holdings Corp. (Construction Materials)	74,000	53,832
Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	50,000	516,591
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	531,000	378,934
CTBC Financial Holding Co., Ltd. (Banks)	759,000	451,157
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	214,000	613,696
Inventec Corp. (Technology Hardware, Storage & Peripherals)	444,000	408,742
Jinli Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	36,000	95,967
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	156,000	118,816
King’s Town Bank (Banks)	136,000	126,101
Merry Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	23,000	124,528
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	132,000	144,248
Namchow Chemical Industrial Co., Ltd. (Food Products)	70,000	134,678
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	72,000	70,932
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	302,000	457,530
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	330,000	419,631
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	8,000	32,188
Rechi Precision Co., Ltd. (Machinery)	106,000	113,905
Sercomm Corp. (Communications Equipment)	32,000	64,428
Shin Zu Shing Co., Ltd. (Machinery)	5,000	13,544
Soft-world International Corp. (Software)	42,000	145,341
Systex Corp. (IT Services)	55,000	108,550
Ta Chong Bank, Ltd. (Banks) (a)	87,000	28,954
Taishin Financial Holding Co., Ltd. (Banks)	836,669	379,574
Taiwan Cement Corp. (Construction Materials)	252,000	399,722

14	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	298,000	$1,169,382
Teco Electric and Machinery Co., Ltd. (Electrical Equipment)	233,000	253,076
Universal Cement Corp. (Construction Materials)	73,000	69,862
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	275,000	375,190
Yuanta Financial Holding Co., Ltd. (Capital Markets)	669,000	333,415
Yungshin Global Holding Corp. (Pharmaceuticals)	1,000	1,831

		7,741,862

Thailand 3.1%
Bangkok Bank PCL, NVDR (Banks)	44,700	260,382
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	36,300	63,940
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	3,000	12,191
Krung Thai Bank PCL, NVDR (Banks)	395,000	220,936
PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	78,500	386,920
PTT Global Chemical PCL (Chemicals)	236,800	510,408
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	46,600	450,736
Thai Oil PCL (Oil, Gas & Consumable Fuels)	45,700	73,789
Thanachart Capital PCL (Banks)	91,500	98,258

		2,077,560

Turkey 2.2%
Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	35,003	121,674
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	161,960	224,737
TAV Havalimanlari Holding AS (Transportation Infrastructure)	52,778	422,414
Tekfen Holding AS (Construction & Engineering)	61,706	155,759
Turk Hava Yollari Anonim Ortakligi (Airlines)	140,617	449,511
Turkiye Halk Bankasi AS (Banks)	10,219	68,238
Turkiye Sinai Kalkinma Bankasi AS (Banks)	64,964	58,763
Turkiye Vakiflar Bankasi Tao Class D (Banks)	2	4

		1,501,100

	Shares	Value
United States 0.0%‡
China Yuchai International, Ltd. (Machinery)	1,200	$24,168

Total Common Stocks (Cost $62,495,170)		61,857,492

Exchange-Traded Fund 0.8% (b)
United States 0.8%
iShares MSCI Emerging Markets ETF (Capital Markets)	13,448	555,806

Total Exchange-Traded Fund (Cost $559,679)		555,806

Preferred Stocks 6.0%
Brazil 4.2%
Banco Bradesco S.A. 3.02% (Banks)	14,900	221,788
Banco do Estado do Rio Grande do Sul S.A. Class B 6.83% (Banks)	29,700	166,632
Cia Energetica de Minas Gerais 8.25% (Electric Utilities)	41,400	315,455
Cia Paranaense de Energia Class B 6.61% (Electric Utilities)	17,700	253,623
Itau Unibanco Holding S.A. 3.16% (Banks)	23,500	387,846
Itausa—Investimentos Itau S.A. 3.93% (Banks)	26,800	117,789
Metalurgica Gerdau S.A. 2.21% (Metals & Mining)	17,100	123,931
♦Petroleo Brasileiro S.A. 5.85% (Oil, Gas & Consumable Fuels)	74,300	552,147
Randon Participacoes S.A. 3.52% (Machinery)	45,750	147,730
♦Vale S.A. 7.31% (Metals & Mining)	46,500	550,972

		2,837,913

Republic of Korea 1.8%
♦Hyundai Motor Co	6,836	907,800
1.54% (Automobiles)
♦Samsung Electronics Co., Ltd. 1.37% (Semiconductors & Semiconductor Equipment)	355	356,271

		1,264,071

Total Preferred Stocks (Cost $4,134,253)		4,101,984

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Rights 0.0%‡
Brazil 0.0%‡
♦AMBEV S.A. (Beverages) (a)	175	$20

China 0.0%‡
Fosun International, Ltd. (Metals & Mining) (a)	13,104	66

Total Rights (Cost $0)		86

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $936,467 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $1,030,000 and a Market Value of $955,561)	$936,467	936,467

Total Short-Term Investment (Cost $936,467)		936,467

Total Investments (Cost $68,125,569)	99.3%	67,451,835
Other Assets, Less Liabilities	0.7	455,706
Net Assets	100.0%	$67,907,541

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2014, cost was $68,125,569 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$3,061,023
Gross unrealized depreciation	(3,734,757)

Net unrealized depreciation	$(673,734)

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

16	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Equity Swap Contracts

Open OTC equity swap contracts as of April 30, 2014 were as follows:

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	America Movil S.A.B de C.V. Series L	1 Month LIBOR BBA plus 0.60 bps	4/6/2015	$211	$5,855
Merrill Lynch	Anhui Conch Cement Co., Ltd. Class H	1 Month HIBOR plus 0.45 bps	4/6/2015	176	1,858
Merrill Lynch	Asustek Computer, Inc.	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	28	2,610
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/6/2015	(39)	607
Merrill Lynch	Bank of China, Ltd. Class H	1 Month HIBOR plus 0.45 bps	4/6/2015	52	3,186
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 4.00 bps	4/27/2015	(36)	7,977
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 5.00 bps	4/6/2015	(93)	20,594
Merrill Lynch	China Construction Bank Corp. Class H	1 Month HIBOR plus 0.45 bps	4/6/2015	79	2,198
Merrill Lynch	China Foods Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/6/2015	(73)	2,936
Merrill Lynch	China Foods Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/7/2015	(31)	1,238
Merrill Lynch	China Foods Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/27/2015	(40)	1,619
Merrill Lynch	China Shipping Container Lines Co., Ltd. Class H	1 Month HIBOR minus 0.45 bps	4/6/2015	(98)	618
Merrill Lynch	China Shipping Container Lines Co., Ltd. Class H	1 Month HIBOR minus 0.45 bps	4/7/2015	(32)	199
Merrill Lynch	China Suntien Green Energy Corp., Ltd. Class H	1 Month HIBOR minus 0.45 bps	4/6/2015	(132)	33,322
Merrill Lynch	China Unicom Hong Kong, Ltd.	1 Month HIBOR plus 0.45 bps	4/6/2015	69	11,046
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month HIBOR minus 0.45 bps	4/6/2015	(93)	10,686
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month HIBOR minus 0.45 bps	4/7/2015	(19)	2,137
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(39)	4,431
Merrill Lynch	Doosan Infracore Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	4/27/2015	(128)	9,798
Merrill Lynch	Eneva S.A.	1 Month LIBOR BBA minus 2.50 bps	4/6/2015	(109)	39,993
Merrill Lynch	Eneva S.A.	1 Month LIBOR BBA minus 2.30 bps	4/27/2015	(37)	13,653
Merrill Lynch	First Tractor Co., Ltd.	1 Month HIBOR minus 0.45 bps	4/6/2015	(87)	1,541
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/27/2015	(56)	989
Merrill Lynch	Gazprom OAO, Sponsored ADR	1 Month LIBOR plus 0.80 bps	4/7/2015	118	4,633
Merrill Lynch	GeoVision Inc.	1 Month LIBOR BBA minus 0.50 bps	4/27/2015	(132)	24,791
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/28/2015	(132)	7,112
Merrill Lynch	Guangzhou Shipyard International Co. Class H	1 Month HIBOR minus 0.45 bps	4/6/2015	(125)	13,835
Merrill Lynch	Guangzhou Shipyard International Co. Class H	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(26)	2,909
Merrill Lynch	Haier Electronics Group Co., Ltd.	1 Month HIBOR minus 0.45 bps	4/6/2015	(127)	16,278
Merrill Lynch	Hana Tour Service Inc.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(132)	11,636
Merrill Lynch	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR plus 0.65 bps	4/6/2015	350	10,783
Merrill Lynch	Huaneng Renewables Corp., Ltd. Class H	1 Month LIBOR BBA minus 1.50 bps	4/27/2015	(128)	18,525
Merrill Lynch	Hyundai Merchant Marine Co.	1 Month LIBOR BBA minus 10.00 bps	4/6/2015	(127)	22,447
Merrill Lynch	Hyundai Merchant Marine Co.	1 Month LIBOR BBA minus 10.00 bps	4/27/2015	(22)	3,967
Merrill Lynch	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 6.75 bps	4/27/2015	(20)	1,201
Merrill Lynch	Industrial and Commercial Bank of China, Ltd. Class H	1 Month HIBOR plus 0.45 bps	4/6/2015	72	894
Merrill Lynch	Industrias CH S.A.B. de C.V. Series B	1 Month LIBOR BBA minus 1.00 bps	4/27/2015	(132)	2,567
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	4/7/2015	(128)	19,225
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(21)	3,197
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	556	30,548
Merrill Lynch	KT&G Corp.	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	410	17,143
Merrill Lynch	LG Life Sciences, Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(129)	5,186
Merrill Lynch	Li Ning Co., Ltd.	1 Month HIBOR BBA minus 0.45 bps	4/6/2015	(132)	14,841
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/27/2015	(34)	3,777
Merrill Lynch	Lock & Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/6/2015	(64)	3,245
Merrill Lynch	Lock & Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(71)	3,617
Merrill Lynch	LukOil OAO, Sponsored ADR	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	80	491
Merrill Lynch	Maeil Dairy Industry	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(52)	6,763
Merrill Lynch	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	90	3,446
Merrill Lynch	Parkson Retail Group, Ltd.	1 Month HIBOR minus 0.45 bps	4/6/2015	(87)	4,288
Merrill Lynch	Parkson Retail Group, Ltd.	1 Month HIBOR minus 0.45 bps	4/7/2015	(3)	146
Merrill Lynch	Parkson Retail Group, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/27/2015	(45)	2,220
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 6.00 bps	4/27/2015	(15)	950
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 7.00 bps	4/6/2015	(127)	7,882
Merrill Lynch	PGE S.A.	1 Month LIBOR BBA plus 0.80 bps	4/27/2015	483	40,736
Merrill Lynch	PTT Exploration & Production PCL	1 Month LIBOR BBA plus 0.65 bps	4/7/2015	38	1,350
Merrill Lynch	PTT PCL	1 Month LIBOR BBA plus 0.65 bps	4/7/2015	50	2,778

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation
Merrill Lynch	Reliance Industries, Ltd. GDR	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	$106	$16,775
Merrill Lynch	Samsung Electro-Mechanics Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/27/2015	(135)	3,359
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	115	1,441
Merrill Lynch	Samsung Electronics Co., Ltd. Preferred	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	423	734
Merrill Lynch	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	4/6/2015	(118)	1,855
Merrill Lynch	Sasol, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	137	3,775
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/27/2015	(126)	10,280
Merrill Lynch	Sinopec Shanghai Petrochemical Co., Ltd. Class H	1 Month LIBOR BBA minus 1.00 bps	4/27/2015	(130)	17,792
Merrill Lynch	SK Hynix Inc.	1 Month LIBOR BBA plus 0.65 bps	2/17/2015	29	941
Merrill Lynch	SK Hynix Inc.	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	384	12,511
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/28/2015	578	7,068
Merrill Lynch	Taiwan Cement Corp.	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	85	540
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	122	6,527
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	19	1,006
Merrill Lynch	Tong Ren Tang Technologies Class H	1 Month LIBOR BBA minus 2.00 bps	4/27/2015	(118)	8,284

				$1,080	$585,386

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Merrill Lynch	Abril Educacao S.A.	1 Month LIBOR BBA minus 3.50 bps	4/27/2015	$(71)	$(8,892)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 7.50 bps	4/27/2015	(101)	(295)
Merrill Lynch	Bolsa Mexicana de Valores S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/27/2015	(131)	(11,064)
Merrill Lynch	China Life Insurance Co., Ltd. Class H	1 Month LIBOR BBA plus 0.45 bps	4/27/2015	133	(9,124)
Merrill Lynch	Daishin Securities Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	4/6/2015	(33)	(1,838)
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 10.00 bps	4/27/2015	(39)	(1,306)
Merrill Lynch	Dogan Sirketler Grubu Holding AS	1 Month LIBOR BBA minus 10.00 bps	4/6/2015	(105)	(3,549)
Merrill Lynch	Eurocash S.A.	1 Month LIBOR BBA minus 5.00 bps	4/7/2015	(2)	(50)
Merrill Lynch	GCL Poly Energy Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/27/2015	456	(54,221)
Merrill Lynch	Giant Manufacturing	1 Month LIBOR BBA minus 3.50 bps	4/6/2015	(130)	(18,527)
Merrill Lynch	Grupo Mexico S.A.B. de C.V. Class B	1 Month LIBOR BBA plus 0.60 bps	4/6/2015	41	(2,568)
Merrill Lynch	GS Engineering & Construction Corp.	1 Month LIBOR BBA minus 3.00 bps	4/27/2015	(130)	(4,497)
Merrill Lynch	Harmony Gold Mining Co., Ltd	1 Month LIBOR BBA minus 1.00 bps	4/7/2015	(132)	(813)
Merrill Lynch	HTC Corp.	1 Month LIBOR BBA minus 4.00 bps	2/24/2015	(31)	(5,151)
Merrill Lynch	Hyundai Motor Co., Ltd. 2nd Preferred	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	22	(2,479)
Merrill Lynch	Hyundai Motor Co., Ltd. Preferred	1 Month LIBOR BBA plus 0.65 bps	4/27/2015	17	(274)
Merrill Lynch	Hyundai Securities Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/6/2015	(123)	(7,388)
Merrill Lynch	Innolux Corp.	1 Month LIBOR BBA minus 0.50 bps	4/27/2015	(131)	(833)
Merrill Lynch	International Meal Company Holdings S.A.	1 Month LIBOR BBA minus 0.90 bps	4/27/2015	(78)	(4,603)
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 4.75 bps	4/27/2015	(130)	(10,919)
Merrill Lynch	Lianhua Supermarket Holdings Co., Ltd. Class H	1 Month LIBOR BBA minus 3.50 bps	4/27/2015	(48)	(2,285)
Merrill Lynch	Marisa Lojas S.A.	1 Month LIBOR BBA minus 16.50 bps	4/6/2015	(84)	(5,559)
Merrill Lynch	MicroPort Scientific Corp.	1 Month LIBOR BBA minus 6.50 bps	4/27/2015	(23)	(281)
Merrill Lynch	Naspers Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	74	(18,794)
Merrill Lynch	Northam Platinum Ltd.	1 Month LIBOR BBA minus 1.25 bps	4/7/2015	(89)	(3,066)
Merrill Lynch	Northam Platinum Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/28/2015	(42)	(1,437)
Merrill Lynch	OCI Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/27/2015	(131)	(2,235)
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd. Class H	1 Month HIBOR plus 0.45 bps	4/6/2015	418	(33,738)
Merrill Lynch	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/27/2015	(131)	(17,748)
Merrill Lynch	Samsung SDI Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/27/2015	(131)	(449)
Merrill Lynch	SFA Engineering Corp.	1 Month LIBOR BBA minus 4.50 bps	4/27/2015	(131)	(9,737)
Merrill Lynch	Shenzhou International Group Holdings	1 Month LIBOR BBA minus 1.00 bps	4/27/2015	(131)	(10,593)
Merrill Lynch	Sihuan Pharmaceutical Holdings Group, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/27/2015	19	(1,120)
Merrill Lynch	Sberbank of Russia, Sponsored ADR	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	97	(8,170)
Merrill Lynch	Sberbank of Russia, Sponsored ADR	1 Month LIBOR BBA plus 0.80 bps	4/27/2015	118	(9,928)
Merrill Lynch	Surgutneftegas OJSC, Sponsored ADR	1 Month LIBOR BBA plus 0.80 bps	4/7/2015	73	(2,909)
Merrill Lynch	Tegma Gestao Logistica S.A.	1 Month LIBOR BBA minus 5.00 bps	4/27/2015	(57)	(1,976)
Merrill Lynch	Tenaga Nasional BHD	1 Month LIBOR BBA plus 0.65 bps	4/6/2015	528	(4,609)
Merrill Lynch	Tencent Holdings Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/6/2015	123	(29,394)
Merrill Lynch	Uni-President China Holdings Ltd.	1 Month LIBOR BBA minus 1.50 bps	4/27/2015	(127)	(2,075)

18	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	4/6/2015	$43	$(3,250)
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	4/27/2015	15	(1,144)
Merrill Lynch	Vale S.A. Preferred	1 Month LIBOR BBA plus 0.60 bps	4/27/2015	15	(785)
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00 bps	4/27/2015	(53)	(11,369)

				$(353)	$(331,042)

*	Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$61,857,492	$—	$—	$61,857,492
Exchange-Traded Fund	555,806	—	—	555,806
Preferred Stocks	4,101,984	—	—	4,101,984
Rights	86	—	—	86
Short-Term Investment
Repurchase Agreement	—	936,467	—	936,467

Total Investments in Securities	66,515,368	936,467	—	67,451,835

Other Financial Instruments
Swap Contracts (b)(c)	—	568,783	16,603	585,386

Total Investments in Securities and Other Financial Instruments	$66,515,368	$1,505,250	$16,603	$68,037,221

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Swap Contracts (b)	$—	$(331,042)	$—	$(331,042)

Total Other Financial Instruments	$—	$(331,042)	$—	$(331,042)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects the unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $16,603 represent equity swap contracts with a reference obligation of Guangzhou Shipyard International Co. Class H. (See Note 2)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Swaps
Total return equity swaps (b)	$—	$—	$—	$16,603	$—	$(151,393)	$—	$—	$(134,790)	$16,603

Total	$—	$—	$—	$16,603	$—	$(151,393)	$—	$—	$(134,790)	$16,603

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Equity swap contracts with a reference obligation of Guangzhou Shipyard International Co. Class H.

20	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $68,125,569)	$67,451,835
Cash denominated in foreign currencies (identified cost $144,832)	145,262
Receivables:
Dividends	102,376
Investment securities sold	43,191
Fund shares sold	5,844
Unrealized appreciation on swap contracts	585,386
Other assets	61,759

Total assets	68,395,653

Liabilities
Due to custodian	987
Payables:
Manager (See Note 3)	55,879
Foreign capital gains tax (See Note 2(C))	52,081
Shareholder communication	20,745
Professional fees	14,454
Investment securities purchased	11,066
Trustees	291
NYLIFE Distributors (See Note 3)	251
Accrued expenses	1,316
Unrealized depreciation on swap contracts	331,042

Total liabilities	488,112

Net assets	$67,907,541

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,058
Additional paid-in capital	70,042,534

70,049,592
Undistributed net investment income	165,638
Accumulated net realized gain (loss) on investments, swap transactions and foreign currency transactions	(1,836,537)
Net unrealized appreciation (depreciation) on investments and swap contracts (a)	(471,471)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	319

Net assets	$67,907,541

Investor Class
Net assets applicable to outstanding shares	$105,326

Shares of beneficial interest outstanding	10,959

Net asset value per share outstanding	$9.61
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.17

Class A
Net assets applicable to outstanding shares	$492,862

Shares of beneficial interest outstanding	51,267

Net asset value per share outstanding	$9.61
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.17

Class C
Net assets applicable to outstanding shares	$186,612

Shares of beneficial interest outstanding	19,466

Net asset value and offering price per share outstanding	$9.59

Class I
Net assets applicable to outstanding shares	$67,122,741

Shares of beneficial interest outstanding	6,976,195

Net asset value and offering price per share outstanding	$9.62

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $52,081.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Operations for the period November 15, 2013 (Inception date) through April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$660,064

Expenses
Manager (See Note 3)	308,979
Custodian	75,162
Offering (See Note 2)	31,835
Professional fees	23,435
Shareholder communication	21,029
Registration	6,655
Transfer agent (See Note 3)	1,340
Trustees	814
Distribution/Service—Investor Class (See Note 3)	61
Distribution/Service—Class A (See Note 3)	314
Distribution/Service—Class C (See Note 3)	399
Miscellaneous	4,785

Total expenses before waiver/reimbursement	474,808
Expense waiver/reimbursement from Manager (See Note 3)	(94,910)

Net expenses	379,898

Net investment income (loss)	280,166

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,735,230)
Swap transactions (b)	(37,309)
Foreign currency transactions	(63,998)

Net realized gain (loss) on investments, swap transactions and foreign currency transactions	(1,836,537)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(725,815)
Swap contracts	254,344
Translation of other assets and liabilities in foreign currencies	319

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	(471,152)

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	(2,307,689)

Net increase (decrease) in net assets resulting from operations	$(2,027,523)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $85,648.

(b)	Realized gain (loss) on investment transactions recorded net of foreign capital gains tax in the amount of $908.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $52,081.

22	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period November 15, 2013 (inception date) through April 30, 2014 (Unaudited)

2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$280,166
Net realized gain (loss) on investments, swap transactions and foreign currency transactions	(1,836,537)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	(471,152)

Net increase (decrease) in net assets resulting from operations	(2,027,523)

Dividends to shareholders:
From net investment income:
Investor Class	(40)
Class A	(253)
Class C	(36)
Class I	(114,199)

Total dividends to shareholders	(114,528)

Capital share transactions:
Net proceeds from sale of shares	99,357,240
Net asset value of shares issued to shareholders in reinvestment of dividends	114,487
Cost of shares redeemed	(29,422,135)

Increase (decrease) in net assets derived from capital share transactions	70,049,592

Net increase (decrease) in net assets	67,907,541

Net Assets
Beginning of period	—

End of period	$67,907,541

Undistributed net investment income at end of period	$165,638

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

Investor Class	November 15, 2013** through April 30, 2014*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05	(a)
Net realized and unrealized gain (loss) on investments	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(0.37)

Less dividends:
From net investment income	(0.02)

Net asset value at end of period	$9.61

Total investment return (b)	(3.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	% ††
Net expenses	1.66	% ††
Expenses (before waiver/reimbursement)	2.00	% ††
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$105

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

Class A	November 15, 2013** through April 30, 2014*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05	(a)
Net realized and unrealized gain (loss) on investments	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(0.37)

Less dividends:
From net investment income	(0.02)

Net asset value at end of period	$9.61

Total investment return (b)	(3.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27	% ††
Net expenses	1.60	% ††
Expenses (before waiver/reimbursement)	1.94	% ††
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$493

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

24	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	November 15, 2013** through April 30, 2014*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.03	(a)
Net realized and unrealized gain (loss) on investments	(0.42)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(0.40)

Less dividends:
From net investment income	(0.01)

Net asset value at end of period	$9.59

Total investment return (b)	(4.02	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59	% ††
Net expenses	2.41	% ††
Expenses (before waiver/reimbursement)	2.75	% ††
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$187

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

Class I	November 15, 2013** through April 30, 2014*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(0.36)

Less dividends:
From net investment income	(0.02)

Net asset value at end of period	$9.62

Total investment return (b)	(3.62	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	% ††
Net expenses	1.35	% ††
Expenses (before waiver/reimbursement)	1.69	% ††
Portfolio turnover rate	63%
Net assets at end of period (in 000’s)	$67,123

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-five funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date for all classes was November 15, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life

Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

26	MainStay Emerging Markets Opportunities Fund

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held a security with a value of $(134,790) that was fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy.

Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

28	MainStay Emerging Markets Opportunities Fund

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund had no open futures contracts as of April 30, 2014.

(J)  Equity Swaps (Total Return Swaps).  Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In as much as these transactions are offset by segregated cash or liquid assets to cover the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund engages in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many type of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

(K)  Securities Sold Short.  The Fund typically engages in short sales as part of its investment strategies. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(N)  Offering Costs.  Costs incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(P)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on swap contracts	$585,386	$585,386

Total Fair Value		$585,386	$585,386

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on swap contracts	$(331,042)	$(331,042)

Total Fair Value		$(331,042)	$(331,042)

30	MainStay Emerging Markets Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$(37,309)	$(37,309)

Total Realized Gain (Loss)		$(37,309)	$(37,309)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$254,344	$254,344

Total Change in Unrealized Appreciation (Depreciation)		$254,344	$254,344

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Swap Contracts Long (Average notional amount) (in 000’s)	$3,584	$3,584
Swap Contracts Short (Average notional amount) (in 000’s)	$(3,324)	$(3,324)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Merrill Lynch	$ 585,386	$(331,042)	$—	$254,344

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Merrill Lynch	$331,042	$(331,042)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. These agreements will remain in effect until February 28, 2015 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $308,979 and waived its fees and/or reimbursed expenses in the amount of $94,910.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class shares was $230 for the period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the period ended April 30, 2014, were as follows:

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Investor Class	$24,065	22.9%
Class A	24,065	4.9
Class C	23,996	12.9
Class I	9,565,868	14.3

Note 4–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 5–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the period ended April 30, 2014.

Note 6–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $108,656 and $39,697, respectively.

Note 7–Capital Share Transactions

Investor Class (a)	Shares	Amount
Period ended April 30, 2014:
Shares sold	10,955	$104,094
Shares issued to shareholders in reinvestment of dividends and distributions	4	40

Net increase (decrease)	10,959	$104,134

Class A (a)	Shares	Amount
Period ended April 30, 2014:
Shares sold	57,215	$543,983
Shares issued to shareholders in reinvestment of dividends and distributions	22	212
Shares redeemed	(5,970)	(56,777)

Net increase (decrease)	51,267	$487,418

Class C (a)	Shares	Amount
Period ended April 30, 2014:
Shares sold	19,464	$184,221
Shares issued to shareholders in reinvestment of dividends and distributions	3	36
Shares redeemed	(1)	(10)

Net increase (decrease)	19,466	$184,247

Class I (a)	Shares	Amount
Period ended April 30, 2014:
Shares sold	10,082,775	$98,524,942
Shares issued to shareholders in reinvestment of dividends and distributions	11,871	114,199
Shares redeemed	(3,118,451)	(29,365,348)

Net increase (decrease)	6,976,195	$69,273,793

(a) The inception date of the Fund was November 15, 2013.

32	MainStay Emerging Markets Opportunities Fund

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Emerging Markets Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

34	MainStay Emerging Markets Opportunities Fund

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small

36	MainStay Emerging Markets Opportunities Fund

accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	37

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Emerging Markets Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34235 MS164-14	MSEMR10-06/14 NL070

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 7, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 7, 2014

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.